UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD aBBETT INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2015

Item 1:       Report(s) to Shareholders.

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Diversified Equity Strategy Fund
Multi-Asset Balanced Opportunity Fund
Multi-Asset Growth Fund
Multi-Asset Income Fund

For the fiscal year ended November 30, 2015

Table of Contents

1	A Letter to Shareholders

6	Investment Comparisons

14	Information About Your Fund’s Expenses and Holdings Presented by Portfolio/Asset Allocation

Schedules of Investments:

23	Diversified Equity Strategy Fund

24	Multi-Asset Balanced Opportunity Fund

28	Multi-Asset Growth Fund

32	Multi-Asset Income Fund

36	Statements of Assets and Liabilities

40	Statements of Operations

42	Statements of Changes in Net Assets

46	Financial Highlights

62	Notes to Financial Statements

88	Report of Independent Registered Public Accounting Firm

89	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Diversified Equity Strategy Fund,
Lord Abbett Multi-Asset Balanced Opportunity Fund,
Lord Abbett Multi-Asset Growth Fund, and
Lord Abbett Multi-Asset Income Fund
Annual Report

For the fiscal year ended November 30, 2015

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Lord Abbett Diversified Equity Strategy Fund

For the fiscal year ended November 30, 2015, the Fund returned 1.22%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its blended benchmark, consisting of 85% Russell 3000® Index1/15% MSCI EAFE Index with

Gross Dividends2, which returned 1.83% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index3 rising 2.75% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in in January 2015, when the S&P 500® Index3 declined 3.1% in price terms, and in August 2015, when the index dropped 6.3%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices, with oil in particular plunging 60% from a June 2014 high to a six-year low in March of 2015. Finally, the real U.S. gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the second estimate from the Bureau of Economic Analysis indicated that real GDP increased 2.1% in the third quarter of 2015.

During the period, the performance of underlying investment strategies, as well as the Fund’s strategic allocation, detracted from relative performance. Further, detracting from the Fund’s relative performance was its exposure to international core equities, as this investment strategy underperformed the Fund’s benchmark index. Within this underlying strategy, stock selection in the consumer discretionary and telecommunications sectors detracted from the performance relative to the benchmark index. Also detracting from the Fund’s relative performance was exposure to the domestic large cap value underlying strategy. Stock selection within the industrials and materials sectors drove the underperformance relative to the strategy’s benchmark index.

The Fund’s exposure to international small cap stocks and domestic mid cap growth equities contributed to relative performance, as each of these investment strategies significantly outperformed the Fund’s benchmark index and the underlying investment strategies’ indexes. Within the international equity allocation, security selection in the financials and industrials sectors contributed positively to performance relative to the benchmark index. Similarly, stock selection in consumer discretionary and information technology sectors contributed to the performance within the domestic mid cap growth strategy.

Lord Abbett Multi-Asset Balanced Opportunity Fund

For the fiscal year ended November 30, 2015, the Fund returned -4.13%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its blended benchmark, consisting of 40% Russell 1000® Index4/35% Barclays U.S. Aggregate Bond Index5/15% BofA Merrill Lynch U.S. High Yield Constrained Index6/10% MSCI EAFE Index with Gross Dividends2, which returned 0.77% over the same period.

During the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed fixed-income markets (as represented by the Barclays U.S. Aggregate Index5). Domestic equity markets also outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). In addition, high-yield bonds (as represented by the BofA Merrill Lynch High Yield Constrained Index6) underperformed higher-quality fixed income (as represented by the Barclays U.S. Aggregate Index5).

Detracting from relative performance was the Fund’s overweight exposure to international equities, as U.S. stocks outpaced international equities during the period. Also detracting from the Fund’s relative performance was exposure to emerging markets currencies. A strengthening U.S. dollar and declining commodity prices caused emerging market currencies to underperform the blended benchmark.

The Fund’s underweight exposure to developed markets currencies contributed to relative performance, as the divergence between the monetary policies of the U.S. Federal Reserve and other central banks across most of the developed world led to U.S dollar appreciation for the period. In addition, within fixed income, the Fund’s exposure to short-duration bonds contributed to relative performance.

Lord Abbett Multi-Asset Growth Fund

For the fiscal year ended November 30, 2015, the Fund returned -3.31%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its blended benchmark, consisting of 55% Russell 1000® Index4/20% Barclays U.S. Aggregate Bond Index5/15% MSCI EAFE Index with Gross Dividends2/10% BofA Merrill Lynch

U.S. High Yield Constrained Index6, which returned 1.02% over the same period.

During the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed fixed-income markets (as represented by the Barclays U.S. Aggregate Bond Index5). Domestic equity markets also outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). In addition, high-yield bonds (as represented by the BofA Merrill Lynch High Yield Constrained Index6) underperformed higher-quality fixed income (as represented by the Barclays U.S. Aggregate Bond Index5).

Detracting from relative performance was the Fund’s overweight exposure to international equities, as U.S. stocks outpaced international equities during the period. Within the fixed-income portion of the portfolio, the Fund’s overweight to high-yield securities detracted from relative performance as higher-quality, interest rate-sensitive fixed income outperformed more economically sensitive bonds.

The Fund’s underweight exposure to developed markets currencies contributed to the Fund’s relative performance, as the U.S. dollar appreciated during the period, likely due to divergence between the monetary policies of the U.S. Federal Reserve and central banks across most of the developed world. In addition, within fixed income, the Fund’s exposure to short-duration bonds contributed to relative performance.

Lord Abbett Multi-Asset Income Fund

For the fiscal year ended November 30, 2015, the Fund returned -2.90%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its blended benchmark, consisting of 50% Barclays U.S. Aggregate Bond Index5/25% BofA Merrill Lynch U.S. High Yield Constrained Index6/15% Russell 1000® Index4/10% MSCI EAFE Index with Gross Dividends2, which returned -0.11% over the same period.

During the 12-month period, domestic equity markets (as represented by the S&P 500® Index3) outperformed fixed-income markets (as represented by the Barclays U.S. Aggregate Index5). Domestic equity markets also outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends2). In addition, high-yield bonds (as represented by the BofA Merrill Lynch High Yield Constrained Index6) underperformed higher-quality fixed income (as represented by the Barclays U.S. Aggregate Index2).

Detracting from relative performance was the Fund’s overweight exposure to international equities, as U.S. stocks outpaced international equities during the period. Also detracting from the Fund’s relative performance was exposure to emerging markets currencies. A strengthening U.S. dollar and declining commodity prices caused emerging market currencies to underperform the blended benchmark.

The Fund’s underweight exposure in developed markets currencies contributed to relative performance, as the divergence between the monetary policies of the U.S. Federal Reserve and other central banks across most of the developed world led to U.S. dollar appreciation for the period. In addition, within fixed income, the Fund’s exposure to short-duration bonds contributed to relative performance, as this segment of the market outperformed the blended benchmark.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

1   The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2   The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the

Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

3   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4   The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

5   The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment.

6   The BofA Merrill Lynch U.S. High Yield Constrained Index is a capitalization-weighted index of all US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. The index caps individual issuer at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Diversified Equity Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 85% Russell 3000® Index/15% MSCI EAFE Index with Gross Dividends and the Lipper Multi-Cap Core Category Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	Life of Class
Class A4	-4.60%	8.91%	6.11%
Class B5	-3.92%	9.11%	6.17%
Class C6	-0.37%	9.41%	6.06%
Class F7	1.37%	10.37%	5.07%
Class I8	1.46%	10.48%	7.10%
Class R2[7]	0.84%	9.81%	4.75%
Class R3[7]	0.98%	9.93%	4.67%
Class R4[9]	–	–	-2.45%	*
Class R5[9]	–	–	-2.33%	*
Class R6[9]	–	–	-2.33%	*

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Class A shares commenced operations on June 29, 2006 and performance for the Class began June 30, 2006. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

5    Class B shares commenced operations on June 29, 2006 and performance for the Class began June 30, 2006. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6    Class C shares commenced operations on June 29, 2006 and performance for the Class began June 30, 2006. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8    Commenced operations on June 29, 2006 and performance for the Class began on June 30, 2006. Performance is at net asset value.

9    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

Multi-Asset Balanced Opportunity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 40% Russell 1000® Index/35% Barclays U.S. Aggregate Bond Index/15% BofA Merrill Lynch U.S. High Yield Constrained Index/10% MSCI EAFE Index with Gross Dividends, and the Lipper Mixed-Asset Target Allocation Moderate Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A4	-6.31%	6.65%	5.20%	–
Class B5	-9.17%	6.01%	4.87%	–
Class C6	-5.72%	6.33%	4.72%	–
Class F7	-3.99%	7.29%	–	4.33%
Class I8	-3.82%	7.39%	5.75%	–
Class P8	-4.26%	6.92%	5.30%	–
Class R2[7]	-4.41%	6.74%	–	3.98%
Class R3[7]	-4.28%	6.87%	–	3.92%
Class R4[9]	–	–	–	-4.60%	*
Class R5[9]	–	–	–	-4.50%	*
Class R6[9]	–	–	–	-4.50%	*

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

5    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7    Commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007.

8    Performance is at net asset value.

9    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

Multi-Asset Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 55% Russell 1000® Index/20% Barclays U.S. Aggregate Bond Index/15% MSCI EAFE Index with Gross Dividends/10% BofA Merrill Lynch U.S. High Yield Constrained Index and the Lipper Mixed-Asset Target Allocation Growth Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A4	-5.50%	7.51%	5.67%	–
Class B5	-8.38%	6.90%	5.33%	–
Class C6	-4.85%	7.24%	5.19%	–
Class F7	-3.17%	8.18%	–	4.42%
Class I8	-3.06%	8.29%	6.23%	–
Class P8	-3.43%	7.85%	5.81%	–
Class R2[7]	-3.67%	7.65%	–	4.07%
Class R3[7]	-3.55%	7.76%	–	4.03%
Class R4[9]	–	–	–	-4.25%	*
Class R5[9]	–	–	–	-4.11%	*
Class R6[9]	–	–	–	-4.11%	*

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

5    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8    Performance is at net asset value.

9    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

Multi-Asset Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 50% Barclays U.S. Aggregate Bond Index/25% BofA Merrill Lynch U.S. High Yield Constrained Index/15% Russell 1000® Index/10% MSCI EAFE Index with Gross Dividends and the Lipper Mixed-Asset Target Allocation Conservative Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A4	-5.06%	5.21%	5.31%	–
Class B5	-8.23%	4.56%	4.98%	–
Class C6	-4.54%	4.91%	4.82%	–
Class F7	-2.82%	5.84%	–	5.14%
Class I8	-2.67%	5.95%	5.86%	–
Class R2[7]	-3.24%	5.33%	–	4.84%
Class R3[7]	-3.19%	5.43%	–	4.74%
Class R4[9]	–	–	–	-3.62%	*
Class R5[9]	–	–	–	-3.54%	*
Class R6[9]	–	–	–	-3.53%	*

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

5    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8    Performance is at net asset value.

9    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 through November 30, 2015).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period 6/1/15 – 11/30/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Diversified Equity Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#
			6/1/15 –
	6/1/15	11/30/15	11/30/15
Class A
Actual	$1,000.00	$963.90	$1.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class B
Actual	$1,000.00	$960.50	$4.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.06
Class C
Actual	$1,000.00	$960.30	$4.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$5.01
Class F
Actual	$1,000.00	$964.40	$0.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class I
Actual	$1,000.00	$965.10	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.07	$0.00
Class R2
Actual	$1,000.00	$961.90	$3.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.01	$3.09
Class R3
Actual	$1,000.00	$962.50	$2.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class R4
Actual	$1,000.00	$975.50	$0.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.04	$0.93
Class R5
Actual	$1,000.00	$976.70	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$0.00
Class R6
Actual	$1,000.00	$976.70	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$0.00

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Class B, 0.99% for Class C, 0.10% for Class F, 0.00% for Class I, 0.61% for Class R2, 0.50% for Class R3, 0.22% for Class R4, 0.00% for Classes R5 and R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).
#	Does not include expenses of the Underlying Funds in which Diversified Equity Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2015

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	20.02%
Lord Abbett Developing Growth Fund, Inc.-Class I	5.00%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	15.09%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	14.92%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	14.99%
Lord Abbett Securities Trust-International Core Equity Fund-Class I	11.89%
Lord Abbett Securities Trust-International Opportunities Fund-Class I	8.07%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	10.02%
Total	100.00%

*	Represents percent of total investments.

Multi-Asset Balanced Opportunity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#
			6/1/15 –
	6/1/15	11/30/15	11/30/15
Class A
Actual	$1,000.00	$934.50	$1.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class B
Actual	$1,000.00	$930.90	$5.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$930.80	$5.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class F
Actual	$1,000.00	$935.10	$0.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.07	$1.01
Class I
Actual	$1,000.00	$935.70	$0.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class P
Actual	$1,000.00	$933.40	$2.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class R2
Actual	$1,000.00	$933.20	$3.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R3
Actual	$1,000.00	$933.30	$2.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.99
Class R4
Actual	$1,000.00	$954.00	$1.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.53	$1.44
Class R5
Actual	$1,000.00	$955.00	$0.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$0.38
Class R6
Actual	$1,000.00	$955.00	$0.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$0.34

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.10% for Classes B and C, 0.20% for Class F, 0.10% for Class I, 0.55% for Class P, 0.70% for Class R2, 0.59% for Class R3, 0.34% for Class R4, 0.09% for Class R5 and 0.08% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Balanced Opportunity Fund invests.

Portfolio Holdings Presented by Asset Allocation

November 30, 2015

Asset Allocation	%*
Mutual Funds	98.47%
Exchange Traded Fund	1.00%
Municipal Bonds	0.29%
Repurchase Agreement	0.24%
Total	100.00%

*	Represents percent of total investments.

Multi-Asset Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#
			6/1/15 –
	6/1/15	11/30/15	11/30/15
Class A
Actual	$1,000.00	$936.40	$1.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class B
Actual	$1,000.00	$933.10	$5.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$933.40	$5.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.52
Class F
Actual	$1,000.00	$937.10	$0.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.07	$1.01
Class I
Actual	$1,000.00	$937.90	$0.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class P
Actual	$1,000.00	$936.20	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38
Class R2
Actual	$1,000.00	$935.20	$3.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R3
Actual	$1,000.00	$935.60	$2.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.99
Class R4
Actual	$1,000.00	$957.50	$1.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.58	$1.40
Class R5
Actual	$1,000.00	$958.90	$0.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$0.34
Class R6
Actual	$1,000.00	$958.90	$0.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$0.30

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.10% for Class B, 1.09% for Class C, 0.20% for Class F, 0.10% for Class I, 0.47% for Class P, 0.70% for Class R2, 0.59% for Class R3, 0.33% for Class R4, 0.08% for Class R5 and 0.07% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Growth Fund invests.

Portfolio Holdings Presented by Asset Allocation

November 30, 2015

Asset Allocation	%*
Mutual Funds	98.43%
Exchange Traded Fund	1.00%
Municipal Bonds	0.29%
Repurchase Agreement	0.28%
Total	100.00%

*	Represents percent of total investments.

Multi-Asset Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#
			6/1/15 –
	6/1/15	11/30/15	11/30/15
Class A
Actual	$1,000.00	$950.10	$1.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class B
Actual	$1,000.00	$945.80	$5.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$945.90	$5.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class F
Actual	$1,000.00	$950.10	$0.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.07	$1.01
Class I
Actual	$1,000.00	$951.00	$0.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class R2
Actual	$1,000.00	$948.30	$3.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R3
Actual	$1,000.00	$948.40	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class R4
Actual	$1,000.00	$963.80	$1.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$1.48
Class R5
Actual	$1,000.00	$964.60	$0.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$0.38
Class R6
Actual	$1,000.00	$964.70	$0.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$0.34

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.10% for Classes B and C, 0.20% for Class F, 0.10% for Class I, 0.70% for Class R2, 0.60% for Class R3, 0.35% for Class R4, 0.09% for Class R5 and 0.08% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, R2 and R3) and multiplied by 153/365 (to reflect the period June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Income Fund invests.

Portfolio Holdings Presented by Asset Allocation

November 30, 2015

Asset Allocation	%*
Mutual Funds	98.44%
Exchange Traded Fund	1.01%
Municipal Bonds	0.31%
Repurchase Agreement	0.24%
Total	100.00%

*	Represents percent of total investments.

Schedule of Investments

DIVERSIFIED EQUITY STRATEGY FUND November 30, 2015

		Fair
		Value
Investments	Shares	(000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.88%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	3,767,325	$54,777
Lord Abbett Developing Growth Fund, Inc.-Class I*(c)	619,969	13,670
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(b)	3,412,032	41,286
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(d)	1,783,493	40,824
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund- Class I*(e)	1,735,255	41,004
Lord Abbett Securities Trust-International Core Equity Fund-Class I(f)	2,590,240	32,533
Lord Abbett Securities Trust-International Opportunities Fund- Class I(g)	1,256,785	22,069
		Fair
		Value
Investments	Shares	(000)
Lord Abbett Securities Trust-Value Opportunities Fund-Class I*(g)	1,453,390	$27,426
Total Investments in Underlying Funds 99.88% (cost $252,381,539)		273,589
Other Assets in Excess of Liabilities 0.12%		317
Net Assets 100.00%		$273,906

*	Non-income producing security.
(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(d)	Fund investment objective is to seek capital appreciation.
(e)	Fund investment objective is capital appreciation.
(f)	Fund investment objective is to seek long-term capital appreciation.
(g)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Investments in Underlying Funds	$273,589	$ –	$ –	$273,589
Total	$273,589	$ –	$ –	$273,589

(1)	Refer to Note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of underlying funds.
(3)	There were no level transfers during the fiscal year ended November 30, 2015.

See Notes to Financial Statements.	23

Schedule of Investments

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2015

		Fair
		Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 99.93%

EXCHANGE-TRADED FUND 1.00%
WisdomTree Japan Hedged Equity Fund (cost $21,710,441)	392,381	$21,585

INVESTMENTS IN UNDERLYING FUNDS(a) 98.63%
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I(b)	11,074,939	205,773
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(b)	14,180,045	269,137
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	19,586,686	219,175
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	7,659,403	83,181
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I(e)	35,934,980	183,987
Lord Abbett Investment Trust-High Yield Fund-Class I(f)	67,902,973	484,148
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(g)	49,688,475	346,826
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(h)	9,547,063	244,500
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(i)	22,437,988	97,605
Total Investments in Underlying Funds (cost $2,236,838,359)		2,134,332

			Credit
			Rating:	Principal
	Interest	Maturity	S&P or	Amount
	Rate	Date	Moody’s(j)	(000)
MUNICIPAL BONDS 0.30%

Tax Revenue
PR Corp. Sales Tax	5.00%	8/1/2040	Caa3	$1,905	1,172
PR Corp. Sales Tax	5.25%	8/1/2040	Caa3	2,520	1,563
PR Corp. Sales Tax	6.00%	8/1/2032	Caa3	1,815	1,034
PR Corp. Sales Tax	6.05%	8/1/2037	Caa3	1,870	1,066
PR Corp. Sales Tax	6.35%	8/1/2057	Caa3	2,895	1,621
Total Municipal Bonds (cost $6,696,381)					6,456
Total Long-Term Investments (cost $2,265,245,181)					2,162,373

24	See Notes to Financial Statements.

Schedule of Investments (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2015

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.23%

Repurchase Agreement

Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $5,070,000 of U.S. Treasury Note at 2.25% due 11/30/2017; value: $5,203,088; proceeds: $5,098,267 (cost $5,098,267)	$5,098	$5,098
Total Investments in Securities 100.16% (cost $2,270,343,448)		2,167,471
Liabilities in Excess of Cash and Other Assets(k) (0.16%)		(3,445)
Net Assets 100.00%		$2,164,026

(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is total return.
(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek high total return.
(f)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(g)	Fund investment objective is to seek a high level of total return.
(h)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(i)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(j)	Unaudited.
(k)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

Centrally Cleared Credit Default Swaps on Indexes—Buy Protection at November 30, 2015(1):

			Original	Current
Referenced	Fund	Termination	Notional	Notional	Fair	Payments	Unrealized
Index	Pays	Date	Amount	Amount	Value(2)	Upfront(3)	Appreciation
Markit CDX.
NA.HY.24(4)	5.00%	6/20/2020	$125,000	$123,750	$118,144	$(7,398)	$1,792
Markit CDX.
NA.HY.24(4)	5.00%	6/20/2020	6,000,000	5,940,000	5,670,920	(344,259)	75,179
Markit CDX.
NA.HY.25(4)	5.00%	12/20/2020	12,000,000	12,000,000	12,258,011	(263,062)	521,073
						$(614,719)	$598,044

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(h)).
(4)	Central Clearinghouse: Credit Suisse.

See Notes to Financial Statements.	25

Schedule of Investments (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2015

Open Forward Foreign Currency Exchange Contracts at November 30, 2015:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Sell	Bank of America	2/29/2016	2,774,000	$4,191,420	$4,178,640	$ 12,780
Canadian dollar	Sell	Bank of America	2/29/2016	7,105,000	5,355,252	5,320,148	35,104
Canadian dollar	Sell	Standard Chartered Bank	2/29/2016	38,593,000	28,965,352	28,898,023	67,329
euro	Sell	State Street Bank and Trust	2/29/2016	6,070,000	6,519,150	6,430,426	88,724
euro	Sell	State Street Bank and Trust	2/29/2016	52,245,000	55,698,394	55,347,218	351,176
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$555,113

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Australian dollar	Sell	Bank of America	2/29/2016	66,011,000	$47,470,424	$47,525,263	$ (54,839)
Australian dollar	Sell	Bank of America	2/29/2016	7,996,000	5,587,565	5,756,798	(169,233)
British pound	Sell	Morgan Stanley	2/29/2016	25,566,000	38,510,989	38,511,573	(584)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(224,656)

Open Futures Contracts at November 30, 2015:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
E-Mini S&P 500 Index	December 2015	104	Short	$(10,814,960)	$(22,343)
U.S. 10-Year Treasury Note	March 2016	43	Short	(5,436,813)	(3,771)
Totals				$(16,251,773)	$(26,114)

26	See Notes to Financial Statements.

Schedule of Investments (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Exchange-Traded Fund	$21,585	$–	$–	$21,585
Investments in Underlying Funds	2,134,332	–	–	2,134,332
Municipal Bonds	–	6,456	–	6,456
Repurchase Agreement	–	5,098	–	5,098
Total	$2,155,917	$11,554	$–	$2,167,471
Other Financial Instruments
Centrally Cleared Credit Default Swaps
Assets	$–	$598	$–	$598
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	555	–	555
Liabilities	–	(225)	–	(225)
Futures Contracts
Assets	–	–	–	–
Liabilities	(26)	–	–	(26)
Total	$(26)	$928	$–	$902

(1)	Refer to Note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment type.
(3)	There were no level transfers during the fiscal year ended November 30, 2015.

See Notes to Financial Statements.	27

Schedule of Investments

MULTI-ASSET GROWTH FUND November 30, 2015

		Fair
		Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 100.00%

EXCHANGE-TRADED FUND 1.00%
WisdomTree Japan Hedged Equity Fund (cost $12,218,303)	220,826	$12,148

INVESTMENTS IN UNDERLYING FUNDS(a) 98.71%
Lord Abbett Affiliated Fund, Inc.-Class I(b)	2,858,812	41,567
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I(c)	7,269,790	135,072
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(c)	10,802,391	205,029
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	3,500,619	38,017
Lord Abbett Investment Trust-High Yield Fund-Class I(e)	39,486,925	281,542
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(f)	36,354,126	253,752
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(g)	7,974,265	204,221
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(h)	9,482,732	41,250
Total Investments in Underlying Funds (cost $1,251,425,095)		1,200,450

			Credit
			Rating:	Principal
	Interest	Maturity	S&P or	Amount
	Rate	Date	Moody’s(i)	(000)
MUNICIPAL BONDS 0.29%

Tax Revenue
PR Corp. Sales Tax	5.00%	8/1/2040	Caa3	$1,060	652
PR Corp. Sales Tax	5.25%	8/1/2040	Caa3	1,400	868
PR Corp. Sales Tax	6.00%	8/1/2032	Caa3	1,025	584
PR Corp. Sales Tax	6.05%	8/1/2037	Caa3	1,050	598
PR Corp. Sales Tax	6.35%	8/1/2057	Caa3	1,630	913
Total Municipal Bonds (cost $3,750,817)					3,615
Total Long-Term Investments (cost $1,267,394,215)					1,216,213

28	See Notes to Financial Statements.

Schedule of Investments (continued)

MULTI-ASSET GROWTH FUND November 30, 2015

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.28%

Repurchase Agreement
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $3,465,000 of U.S. Treasury Note at 1.50 due 10/31/2019; value: $3,469,331 proceeds: $3,400,576 (cost $3,400,576)	$3,401	$3,401
Total Investments in Securities 100.28% (cost $1,270,794,791)		1,219,614
Liabilities in Excess of Cash and Other Assets(j) (0.28%)		(3,460)
Net Assets 100.00%		$1,216,154

(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(f)	Fund investment objective is to seek a high level of total return.
(g)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(h)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(i)	Unaudited.
(j)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

Centrally Cleared Credit Default Swaps on Indexes—Buy Protection at November 30, 2015(1):

			Original	Current
Referenced	Fund	Termination	Notional	Notional	Fair	Payments	Unrealized
Index	Pays	Date	Amount	Amount	Value(2)	Upfront(3)	Appreciation
Markit CDX.
NA.HY.24(4)	5.00%	6/20/2020	$3,525,000	$3,489,750	$3,331,666	$(208,614)	$ 50,530
Markit CDX.
NA.HY.24(4)	5.00%	6/20/2020	3,000,000	2,970,000	2,835,460	(172,130)	37,590
Markit CDX.
NA.HY.25(4)	5.00%	12/20/2020	7,000,000	7,000,000	7,150,506	(153,453)	303,959
						$(534,197)	$392,079

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(h)).
(4)	Central Clearinghouse: Credit Suisse.

See Notes to Financial Statements.	29

Schedule of Investments (continued)

MULTI-ASSET GROWTH FUND November 30, 2015

Open Forward Foreign Currency Exchange Contracts at November 30, 2015:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Malaysian ringgit	Buy	Bank of America	2/22/2016	16,380,000	$3,721,509	$3,840,299	$118,790
Thai baht	Buy	Bank of America	2/23/2016	116,893,000	3,228,018	3,253,682	25,664
British pound	Sell	Bank of America	2/29/2016	1,562,000	2,360,129	2,352,933	7,196
Canadian dollar	Sell	Bank of America	2/29/2016	4,000,000	3,014,920	2,995,157	19,763
Canadian dollar	Sell	Standard Chartered Bank	2/29/2016	20,931,000	15,709,423	15,672,907	36,516
euro	Sell	State Street Bank and Trust	2/29/2016	3,418,000	3,670,915	3,620,955	49,960
euro	Sell	State Street Bank and Trust	2/29/2016	37,724,000	40,217,556	39,963,986	253,570
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$511,459

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Brazilian real	Buy	Bank of America	2/22/2016	10,458,000	$2,657,336	$2,634,406	$ (22,930)
euro	Buy	Morgan Stanley	2/22/2016	4,134,000	4,410,575	4,378,581	(31,994)
Indian rupee	Buy	Bank of America	2/22/2016	78,695,000	1,175,131	1,168,155	(6,976)
South African rand	Buy	Standard Chartered Bank	2/22/2016	27,130,000	1,877,215	1,849,273	(27,942)
Turkish lira	Buy	Standard Chartered Bank	2/22/2016	9,400,000	3,221,475	3,151,778	(69,697)
Australian dollar	Sell	Bank of America	2/29/2016	47,418,000	34,099,659	34,139,052	(39,393)
Australian dollar	Sell	Bank of America	2/29/2016	4,502,000	3,145,975	3,241,259	(95,284)
British pound	Sell	Morgan Stanley	2/29/2016	18,748,000	28,240,789	28,241,217	(428)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(294,644)

Open Futures Contracts at November 30, 2015:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
E-Mini S&P 500 Index	December 2015	59	Short	$(6,135,410)	$(12,834)
U.S. 10-Year Treasury Note	March 2016	54	Short	(6,827,625)	(4,735)
Totals				$(12,963,035)	$(17,569)

30	See Notes to Financial Statements.

Schedule of Investments (concluded)

MULTI-ASSET GROWTH FUND November 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Exchange-Traded Fund	$12,148	$–	$–	$12,148
Investments in Underlying Funds	1,200,450	–	–	1,200,450
Municipal Bonds	–	3,615	–	3,615
Repurchase Agreement	–	3,401	–	3,401
Total	$1,212,598	$7,016	$–	$1,219,614

Other Financial Instruments
Centrally Cleared Credit Default Swaps
Assets	$–	$392	$–	$392
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	511	–	511
Liabilities	–	(295)	–	(295)
Futures Contracts
Assets	–	–	–	–
Liabilities	(18)	–	–	(18)
Total	$(18)	$608	$–	$590

(1)	Refer to Note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment type.
(3)	There were no level transfers during the fiscal year ended November 30, 2015.

See Notes to Financial Statements.	31

Schedule of Investments

MULTI-ASSET INCOME FUND November 30, 2015

		Fair
		Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 99.99%

EXCHANGE-TRADED FUND 1.01%
WisdomTree Japan Hedged Equity Fund (cost $23,040,795)	416,425	$22,908

INVESTMENTS IN UNDERLYING FUNDS(a) 98.66%
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(b)	5,370,589	101,934
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	20,039,313	224,240
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	7,344,648	79,763
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I(e)	39,780,715	203,677
Lord Abbett Investment Trust-High Yield Fund-Class I(f)	104,719,451	746,650
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(g)	35,383,579	246,977
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(h)	3,114,547	79,763
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(i)	126,992,872	552,419
Total Investments in Underlying Funds (cost $2,467,772,914)		2,235,423

			Credit
			Rating:	Principal
	Interest	Maturity	S&P or	Amount
	Rate	Date	Moody’s(j)	(000)
MUNICIPAL BONDS 0.32%

Tax Revenue
PR Corp. Sales Tax	5.00%	8/1/2040	Caa3	$2,150	1,323
PR Corp. Sales Tax	5.25%	8/1/2040	Caa3	2,755	1,708
PR Corp. Sales Tax	6.00%	8/1/2032	Caa3	1,930	1,100
PR Corp. Sales Tax	6.05%	8/1/2037	Caa3	2,085	1,188
PR Corp. Sales Tax	6.35%	8/1/2057	Caa3	3,180	1,781
Total Municipal Bonds (cost $7,364,697)					7,100
Total Long-Term Investments (cost $2,498,178,406)					2,265,431

32	See Notes to Financial Statements.

Schedule of Investments (continued)

MULTI-ASSET INCOME FUND November 30, 2015

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.24%

Repurchase Agreement
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $5,560,000 of U.S. Treasury Note at 1.50% due 10/31/2019; value: $5,566,950; proceeds: $5,457,507 (cost $5,457,507)	$5,458	$5,458
Total Investments in Securities 100.23% (cost $2,503,635,913)		2,270,889
Liabilities in Excess of Cash and Other Assets(k) (0.23%)		(5,104)
Net Assets 100.00%		$2,265,785

(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is total return.
(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek high total return.
(f)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(g)	Fund investment objective is to seek a high level of total return.
(h)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(i)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(j)	Unaudited.
(k)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

Centrally Cleared Credit Default Swaps on Indexes—Buy Protection at November 30, 2015(1):

			Original	Current
Referenced	Fund	Termination	Notional	Notional	Fair	Payments	Unrealized
Index	Pays	Date	Amount	Amount	Value(2)	Upfront(3)	Appreciation
Markit CDX. NA.HY.24(4)	5.00%	6/20/2020	$350,000	$346,500	$330,804	$(20,713)	$5,017
Markit CDX. NA.HY.24(4)	5.00%	6/20/2020	7,000,000	6,930,000	6,616,073	(401,636)	87,709
Markit CDX. NA.HY.25(4)	5.00%	12/20/2020	13,000,000	13,000,000	13,279,512	(284,984)	564,496
						$(707,333)	$657,222

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(h)).
(4)	Central Clearinghouse: Credit Suisse.

See Notes to Financial Statements.	33

Schedule of Investments (continued)

MULTI-ASSET INCOME FUND November 30, 2015

Open Forward Foreign Currency Exchange Contracts at November 30, 2015:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Sell	Bank of America	2/29/2016	2,945,000	$4,449,795	$4,436,227	$ 13,568
Canadian dollar	Sell	Bank of America	2/29/2016	7,542,000	5,684,632	5,647,368	37,264
Canadian dollar	Sell	Standard Chartered Bank	2/29/2016	43,784,000	32,861,372	32,784,987	76,385
euro	Sell	State Street Bank and Trust	2/29/2016	6,443,000	6,919,750	6,825,574	94,176
euro	Sell	State Street Bank and Trust	2/29/2016	58,481,000	62,346,594	61,953,501	393,093
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$614,486

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Australian dollar	Sell	Bank of America	2/29/2016	73,956,000	$53,183,904	$53,245,344	$ (61,440)
Australian dollar	Sell	Bank of America	2/29/2016	8,487,000	5,930,673	6,110,298	(179,625)
British pound	Sell	Morgan Stanley	2/29/2016	28,597,000	43,076,693	43,077,347	(654)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(241,719)

Open Futures Contracts at November 30, 2015:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
E-Mini S&P 500 Index	December 2015	113	Short	$(11,750,870)	$(24,957)
U.S. 10-Year Treasury Note	March 2016	49	Short	(6,195,438)	(4,297)
Totals				$(17,946,308)	$(29,254)

34	See Notes to Financial Statements.

Schedule of Investments (concluded)

MULTI-ASSET INCOME FUND November 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Exchange-Traded Fund	$22,908	$–	$–	$22,908
Investments in Underlying Funds	2,235,423	–	–	2,235,423
Municipal Bonds	–	7,100	–	7,100
Repurchase Agreement	–	5,458	–	5,458
Total	$2,258,331	$12,558	$–	$2,270,889

Other Financial Instruments
Centrally Cleared Credit Default Swaps
Assets	$–	$657	$–	$657
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	614	–	614
Liabilities	–	(242)	–	(242)
Futures Contracts
Assets	–	–	–	–
Liabilities	(29)	–	–	(29)
Total	$(29)	$1,029	$–	$1,000

(1)	Refer to Note 2(j) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment type.
(3)	There were no level transfers during the fiscal year ended November 30, 2015.

See Notes to Financial Statements.	35

Statements of Assets and Liabilities

November 30, 2015

	Diversified Equity Strategy Fund	Multi-Asset Balanced Opportunity Fund
ASSETS:
Investments in securities, at cost	$–	$33,505,089
Investments in Underlying Funds, at cost	252,381,539	2,236,838,359
Investments in securities, at fair value	$–	$33,139,213
Investments in Underlying Funds, at value	273,589,057	2,134,332,123
Cash	–	839,722
Deposits with brokers for derivatives collateral	–	1,519,756
Receivables:
Investment in Underlying Funds sold	322,214	–
Interest and dividends	–	3,410,368
Capital shares sold	387,117	2,727,828
From affiliates (See Note 3)	42,934	203,557
Variation margin for futures contracts	–	55,209
Variation margin for centrally cleared credit default swap agreements	–	482,263
Unrealized appreciation on forward foreign currency exchange contracts	–	555,113
Prepaid expenses and other assets	65,322	124,375
Total assets	274,406,644	2,177,389,527
LIABILITIES:
Payables:
Investment in Underlying Funds purchased	–	8,841,482
Capital shares reacquired	107,797	2,663,448
12b-1 distribution plan	43,738	678,365
Management fee	–	178,524
Trustees’ fees	21,178	220,572
To bank	221,260	–
Unrealized depreciation on forward foreign currency exchange contracts	–	224,656
Accrued expenses	106,717	556,529
Total liabilities	500,690	13,363,576
NET ASSETS	$273,905,954	$2,164,025,951
COMPOSITION OF NET ASSETS:
Paid-in capital	$230,127,102	$2,182,955,208
Undistributed net investment income	5,424,999	8,679,270
Accumulated net realized gain on investments, futures contracts, swaps and foreign currency related transactions	17,146,335	74,361,198
Net unrealized appreciation (depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	21,207,518	(101,969,725)
Net Assets	$273,905,954	$2,164,025,951

36	See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

November 30, 2015

		Multi-Asset
	Diversified	Balanced
	Equity Strategy	Opportunity
	Fund	Fund
Net assets by class:
Class A Shares	$168,741,592	$1,569,728,259
Class B Shares	$4,535,930	$21,382,517
Class C Shares	$62,563,789	$420,029,851
Class F Shares	$4,204,079	$80,191,800
Class I Shares	$19,283,248	$31,535,675
Class P Shares	–	$998,285
Class R2 Shares	$71,393	$1,158,363
Class R3 Shares	$14,476,631	$38,972,443
Class R4 Shares	$9,757	$9,652
Class R5 Shares	$9,767	$9,553
Class R6 Shares	$9,768	$9,553
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	8,659,654	139,005,524
Class B Shares	238,918	1,893,861
Class C Shares	3,312,436	37,389,591
Class F Shares	215,599	7,106,136
Class I Shares	980,740	2,793,432
Class P Shares	–	88,731
Class R2 Shares	3,622	100,817
Class R3 Shares	751,178	3,457,995
Class R4 Shares	500.75	855
Class R5 Shares	496.77	846
Class R6 Shares	496.77	846
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$19.49	$11.29
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75% and 2.25%, respectively)	$20.68	$11.55
Class B Shares-Net asset value	$18.99	$11.29
Class C Shares-Net asset value	$18.89	$11.23
Class F Shares-Net asset value	$19.50	$11.28
Class I Shares-Net asset value	$19.66	$11.29
Class P Shares-Net asset value	–	$11.25
Class R2 Shares-Net asset value	$19.71	$11.49
Class R3 Shares-Net asset value	$19.27	$11.27
Class R4 Shares-Net asset value	$19.48	$11.29
Class R5 Shares-Net asset value	$19.66	$11.29
Class R6 Shares-Net asset value	$19.66	$11.29

See Notes to Financial Statements.	37

Statements of Assets and Liabilities (continued)

November 30, 2015

	Multi-Asset	Multi-Asset
	Growth Fund	Income Fund
ASSETS:
Investments in securities, at cost	$19,369,696	$35,862,999
Investments in Underlying Funds, at cost	1,251,425,095	2,467,772,914
Investments in securities, at fair value	$19,163,910	$35,465,237
Investments in Underlying Funds, at value	1,200,450,314	2,235,423,447
Cash	560,100	898,892
Deposits with brokers for derivatives collateral	860,822	1,693,337
Receivables:
Interest and dividends	1,626,248	6,311,618
Capital shares sold	1,452,112	3,750,373
From affiliates (See Note 3)	142,194	177,008
Variation margin for futures contracts	33,058	60,129
Variation margin for centrally cleared credit default swap agreements	280,163	523,935
Unrealized appreciation on forward foreign currency exchange contracts	511,459	614,486
Prepaid expenses and other assets	98,132	111,956
Total assets	1,225,178,512	2,285,030,418
LIABILITIES:
Payables:
Investment in Underlying Funds purchased	5,333,551	11,372,101
Capital shares reacquired	2,488,526	5,848,591
12b-1 distribution plan	372,583	878,388
Management fee	100,520	188,711
Trustees’ fees	88,123	114,118
Unrealized depreciation on forward foreign currency exchange contracts	294,644	241,719
Accrued expenses	346,757	602,088
Total liabilities	9,024,704	19,245,716
NET ASSETS	$1,216,153,808	$2,265,784,702
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,202,366,246	$2,457,047,587
Undistributed (distributions in excess of) net investment income	15,164,628	(797,394)
Accumulated net realized gain on investments, futures contracts, swaps and foreign currency related transactions	49,212,177	41,281,003
Net unrealized depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(50,589,243)	(231,746,494)
Net Assets	$1,216,153,808	$2,265,784,702

38	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2015

	Multi-Asset	Multi-Asset
	Growth Fund	Income Fund
Net assets by class:
Class A Shares	$855,233,505	$1,023,099,635
Class B Shares	$14,591,341	$4,730,234
Class C Shares	$241,106,862	$750,006,025
Class F Shares	$64,171,054	$454,280,572
Class I Shares	$13,750,278	$15,683,589
Class P Shares	$1,907	–
Class R2 Shares	$247,044	$761,973
Class R3 Shares	$27,022,205	$17,193,386
Class R4 Shares	$10,439	$9,991
Class R5 Shares	$9,587	$9,648
Class R6 Shares	$9,587	$9,649
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	50,784,634	71,863,765
Class B Shares	872,523	327,939
Class C Shares	14,450,295	52,016,636
Class F Shares	3,812,114	31,914,311
Class I Shares	812,650	1,107,196
Class P Shares	112	–
Class R2 Shares	14,441	52,305
Class R3 Shares	1,609,307	1,207,568
Class R4 Shares	620	701.68
Class R5 Shares	566.39	681.23
Class R6 Shares	566.39	681.27
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.84	$14.24
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$17.23	$14.57
Class B Shares-Net asset value	$16.72	$14.42
Class C Shares-Net asset value	$16.69	$14.42
Class F Shares-Net asset value	$16.83	$14.23
Class I Shares-Net asset value	$16.92	$14.17
Class P Shares-Net asset value	$17.03	–
Class R2 Shares-Net asset value	$17.11	$14.57
Class R3 Shares-Net asset value	$16.79	$14.24
Class R4 Shares-Net asset value	$16.84	$14.24
Class R5 Shares-Net asset value	$16.93	$14.16
Class R6 Shares-Net asset value	$16.93	$14.16

See Notes to Financial Statements.	39

Statements of Operations

For the Year Ended November 30, 2015

		Multi-Asset
	Diversified	Balanced
	Equity Strategy	Opportunity
	Fund	Fund
Investment income:
Dividends received from Underlying Funds	$2,802,112	$69,079,169
Interest and other	–	124,073
Total investment income	2,802,112	69,203,242
Expenses:
Management fee	278,296	2,169,684
12b-1 distribution plan-Class A	420,980	3,941,295
12b-1 distribution plan-Class B	55,776	278,722
12b-1 distribution plan-Class C	657,473	4,062,832
12b-1 distribution plan-Class F	4,103	80,611
12b-1 distribution plan-Class P	–	5,131
12b-1 distribution plan-Class R2	1,498	6,803
12b-1 distribution plan-Class R3	67,642	190,923
12b-1 distribution plan-Class R4	10	10
Shareholder servicing	444,504	2,328,477
Registration	119,525	207,790
Reports to shareholders	24,060	172,085
Professional	34,672	41,426
Trustees’ fees	7,762	59,748
Custody	7,660	39,246
Other	39,913	252,917
Gross expenses	2,163,874	13,837,700
Expense reductions (See Note 9)	(213)	(2,033)
Expenses assumed by Underlying Funds (See Note 3)	(677,883)	(3,099,655)
Management fees waived (See Note 3)	(278,296)	–
Net expenses	1,207,482	10,736,012
Net investment income	1,594,630	58,467,230
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	18,168,763	83,745,653
Net realized gain on investments in Underlying Funds	8,909,975	16,732,003
Net realized gain on futures contracts, swaps and foreign currency related transactions	–	11,035,472
Net change in unrealized appreciation/depreciation on investments and Underlying Funds	(25,776,891)	(268,545,444)
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	–	952,723
Net realized and unrealized gain (loss)	1,301,847	(156,079,593)
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,896,477	$(97,612,363)

40	See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended November 30, 2015

	Multi-Asset	Multi-Asset
	Growth Fund	Income Fund
Investment income:
Dividends received from Underlying Funds	$36,880,261	$99,345,199
Interest and other	72,544	144,881
Total investment income	36,952,805	99,490,080
Expenses:
Management fee	1,223,058	2,453,789
12b-1 distribution plan-Class A	2,149,702	2,691,122
12b-1 distribution plan-Class B	183,700	58,045
12b-1 distribution plan-Class C	2,346,588	7,882,753
12b-1 distribution plan-Class F	66,440	546,563
12b-1 distribution plan-Class P	8	–
12b-1 distribution plan-Class R2	1,526	3,996
12b-1 distribution plan-Class R3	126,628	73,171
12b-1 distribution plan-Class R4	10	11
Shareholder servicing	1,495,699	2,094,035
Registration	168,698	256,183
Reports to shareholders	108,681	188,228
Trustees’ fees	33,579	69,362
Professional	38,067	44,535
Custody	28,140	51,676
Other	147,859	277,665
Gross expenses	8,118,383	16,691,134
Expense reductions (See Note 9)	(1,113)	(2,422)
Expenses assumed by Underlying Funds (See Note 3)	(2,019,610)	(2,979,262)
Net expenses	6,097,660	13,709,450
Net investment income	30,855,145	85,780,630
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	45,898,705	69,102,800
Net realized gain (loss) on investments in Underlying Funds	11,644,460	(8,364,430)
Net realized gain on futures contracts, swaps and foreign currency related transactions	6,008,529	11,762,667
Net change in unrealized appreciation/depreciation on investments and Underlying Funds	(140,684,577)	(238,941,938)
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	512,150	1,319,787
Net realized and unrealized loss	(76,620,733)	(165,121,114)
Net Decrease in Net Assets Resulting From Operations	$(45,765,588)	$(79,340,484)

See Notes to Financial Statements.	41

Statements of Changes in Net Assets

	Diversified Equity Strategy Fund
	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2015	November 30, 2014
Operations:
Net investment income	$1,594,630	$1,639,471
Capital gain distributions received from Underlying Funds	18,168,763	23,443,030
Net realized gain on investments in Underlying Funds	8,909,975	12,883,249
Net change in unrealized appreciation/depreciation on investments and Underlying Funds	(25,776,891)	(15,547,531)
Net increase in net assets resulting from operations	2,896,477	22,418,219
Distributions to shareholders from:
Net investment income
Class A	(3,394,820)	(4,834,279)
Class B	(85,364)	(188,138)
Class C	(975,229)	(1,549,741)
Class F	(96,638)	(119,777)
Class I	(418,534)	(538,596)
Class R2	(4,300)	(3,083)
Class R3	(228,761)	(243,471)
Net realized gain
Class A	(18,182,348)	(10,436,987)
Class B	(745,180)	(531,462)
Class C	(7,583,094)	(4,178,978)
Class F	(484,652)	(248,191)
Class I	(2,019,078)	(1,085,198)
Class R2	(27,371)	(15,206)
Class R3	(1,337,736)	(566,404)
Total distributions to shareholders	(35,583,105)	(24,539,511)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	52,968,632	51,085,374
Reinvestment of distributions	33,932,740	23,256,098
Cost of shares reacquired	(54,420,304)	(61,450,782)
Net increase in net assets resulting from capital share transactions	32,481,068	12,890,690
Net increase (decrease) in net assets	(205,560)	10,769,398
NET ASSETS:
Beginning of year	$274,111,514	$263,342,116
End of year	$273,905,954	$274,111,514
Undistributed net investment income	$5,424,999	$5,185,061

42	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Multi-Asset Balanced Opportunity Fund
	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	November 30, 2015	November 30, 2014
Operations:
Net investment income	$58,467,230	$52,779,367
Capital gain distributions received from Underlying Funds	83,745,653	71,979,509
Net realized gain on investments in Underlying Funds	16,732,003	72,005,131
Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions	11,035,472	(344,259)
Net change in unrealized appreciation/depreciation on investments and Underlying Funds	(268,545,444)	(44,406,465)
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	952,723	(50,336)
Net increase (decrease) in net assets resulting from operations	(97,612,363)	151,962,947
Distributions to shareholders from:
Net investment income
Class A	(75,904,800)	(65,427,809)
Class B	(1,250,883)	(1,563,898)
Class C	(16,478,725)	(11,818,075)
Class F	(3,909,064)	(2,020,375)
Class I	(1,773,985)	(1,739,132)
Class P	(55,658)	(63,621)
Class R2	(56,618)	(75,861)
Class R3	(1,746,104)	(1,506,901)
Class R4	(109)	–
Class R5	(118)	–
Class R6	(118)	–
Net realized gain
Class A	(57,728,795)	–
Class B	(1,267,924)	–
Class C	(14,400,302)	–
Class F	(2,792,720)	–
Class I	(1,348,564)	–
Class P	(47,263)	–
Class R2	(53,724)	–
Class R3	(1,357,233)	–
Total distributions to shareholders	(180,172,707)	(84,215,672)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	644,223,891	523,413,716
Reinvestment of distributions	172,685,882	81,119,827
Cost of shares reacquired	(459,903,117)	(365,594,068)
Net increase in net assets resulting from capital share transactions	357,006,656	238,939,475
Net increase in net assets	79,221,586	306,686,750
NET ASSETS:
Beginning of year	$2,084,804,365	$1,778,117,615
End of year	$2,164,025,951	$2,084,804,365
Undistributed net investment income	$8,679,270	$24,952,048

See Notes to Financial Statements.	43

Statements of Changes in Net Assets (continued)

	Multi-Asset Growth Fund
	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	November 30, 2015	November 30, 2014
Operations:
Net investment income	$30,855,145	$28,146,624
Capital gain distributions received from Underlying Funds	45,898,705	43,575,461
Net realized gain on investments in Underlying Funds	11,644,460	51,300,300
Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions	6,008,529	(120,025)
Net change in unrealized appreciation/depreciation on investments and Underlying Funds	(140,684,577)	(23,688,367)
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	512,150	79,174
Net increase (decrease) in net assets resulting from operations	(45,765,588)	99,293,167
Distributions to shareholders from:
Net investment income
Class A	(37,350,376)	(32,748,118)
Class B	(744,649)	(911,220)
Class C	(8,288,536)	(6,180,287)
Class F	(2,732,937)	(1,010,002)
Class I	(657,668)	(520,856)
Class P	(83)	(104)
Class R2	(10,957)	(8,404)
Class R3	(1,036,614)	(803,158)
Class R4	(43)	–
Class R5	(49)	–
Class R6	(49)	–
Net realized gain
Class A	(52,501,751)	(21,431,659)
Class B	(1,360,943)	(780,229)
Class C	(13,547,586)	(4,733,646)
Class F	(3,386,353)	(504,521)
Class I	(867,457)	(314,020)
Class P	(123)	(101)
Class R2	(18,029)	(5,363)
Class R3	(1,497,548)	(541,369)
Total distributions to shareholders	(124,001,751)	(70,493,057)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	361,913,933	278,465,698
Reinvestment of distributions	118,932,308	68,245,088
Cost of shares reacquired	(255,021,356)	(199,393,028)
Net increase in net assets resulting from capital share transactions	225,824,885	147,317,758
Net increase in net assets	56,057,546	176,117,868
NET ASSETS:
Beginning of year	$1,160,096,262	$983,978,394
End of year	$1,216,153,808	$1,160,096,262
Undistributed net investment income	$15,164,628	$24,590,857

44	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Multi-Asset Income Fund
	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2015	November 30, 2014
Operations:
Net investment income	$85,780,630	$66,072,789
Capital gain distributions received from Underlying Funds	69,102,800	36,513,363
Net realized gain (loss) on investments in Underlying Funds	(8,364,430)	32,387,610
Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions	11,762,667	(95,134)
Net change in unrealized appreciation/depreciation on investments and Underlying Funds	(238,941,938)	(43,069,459)
Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	1,319,787	(319,052)
Net increase (decrease) in net assets resulting from operations	(79,340,484)	91,490,117
Distributions to shareholders from:
Net investment income

Class A	(53,445,765)	(38,703,289)
Class B	(250,565)	(294,572)
Class C	(32,456,451)	(20,828,461)
Class F	(28,344,611)	(20,095,051)
Class I	(1,073,702)	(601,660)
Class R2	(30,979)	(41,954)
Class R3	(675,321)	(452,816)
Class R4	(134)	–
Class R5	(144)	–
Class R6	(145)	–
Net realized gain
Class A	(24,914,797)	(13,377,613)
Class B	(152,110)	(168,449)
Class C	(17,218,883)	(8,571,212)
Class F	(13,558,415)	(6,066,650)
Class I	(486,892)	(98,853)
Class R2	(16,662)	(20,037)
Class R3	(290,921)	(187,530)
Total distributions to shareholders	(172,916,497)	(109,508,147)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	777,033,132	1,666,862,066
Reinvestment of distributions	150,022,752	94,776,385
Cost of shares reacquired	(934,424,688)	(516,663,438)
Net increase (decrease) in net assets resulting from capital share transactions	(7,368,804)	1,244,975,013
Net increase (decrease) in net assets	(259,625,785)	1,226,956,983
NET ASSETS:
Beginning of year	$2,525,410,487	$1,298,453,504
End of year	$2,265,784,702	$2,525,410,487
Undistributed (distributions in excess of) net investment income	$(797,394)	$6,946,932

See Notes to Financial Statements.	45

Financial Highlights

DIVERSIFIED EQUITY STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2015	$22.12	$0.15	$0.09	$0.24	$(0.45)	$(2.42)	$(2.87)
11/30/2014	22.38	0.17	1.68	1.85	(0.67)	(1.44)	(2.11)
11/30/2013	16.90	0.17	5.46	5.63	(0.15)	–	(0.15)
11/30/2012	15.40	0.11	1.48	1.59	(0.09)	–	(0.09)
11/30/2011	15.43	0.05	(0.06)	(0.01)	(0.02)	–	(0.02)
Class B
11/30/2015	21.59	0.01	0.09	0.10	(0.28)	(2.42)	(2.70)
11/30/2014	21.89	0.01	1.64	1.65	(0.51)	(1.44)	(1.95)
11/30/2013	16.53	0.03	5.35	5.38	(0.02)	–	(0.02)
11/30/2012	15.08	– (c)	1.45	1.45	–	–	–
11/30/2011	15.20	(0.06)	(0.06)	(0.12)	–	–	–
Class C
11/30/2015	21.52	– (c)	0.10	0.10	(0.31)	(2.42)	(2.73)
11/30/2014	21.85	0.01	1.63	1.64	(0.53)	(1.44)	(1.97)
11/30/2013	16.51	0.03	5.34	5.37	(0.03)	–	(0.03)
11/30/2012	15.06	(0.01)	1.46	1.45	–	–	–
11/30/2011	15.18	(0.06)	(0.06)	(0.12)	–	–	–
Class F
11/30/2015	22.13	0.18	0.09	0.27	(0.48)	(2.42)	(2.90)
11/30/2014	22.39	0.20	1.67	1.87	(0.69)	(1.44)	(2.13)
11/30/2013	16.90	0.20	5.46	5.66	(0.17)	–	(0.17)
11/30/2012	15.41	0.14	1.47	1.61	(0.12)	–	(0.12)
11/30/2011	15.45	0.05	(0.03)	0.02	(0.06)	–	(0.06)
Class I
11/30/2015	22.29	0.20	0.09	0.29	(0.50)	(2.42)	(2.92)
11/30/2014	22.54	0.22	1.68	1.90	(0.71)	(1.44)	(2.15)
11/30/2013	17.02	0.22	5.50	5.72	(0.20)	–	(0.20)
11/30/2012	15.52	0.16	1.47	1.63	(0.13)	–	(0.13)
11/30/2011	15.55	0.09	(0.05)	0.04	(0.07)	–	(0.07)
Class R2
11/30/2015	22.34	0.06	0.11	0.17	(0.38)	(2.42)	(2.80)
11/30/2014	22.29	0.08	1.70	1.78	(0.29)	(1.44)	(1.73)
11/30/2013	16.85	0.10	5.45	5.55	(0.11)	–	(0.11)
11/30/2012	15.37	0.05	1.48	1.53	(0.05)	–	(0.05)
11/30/2011	15.46	(0.02)	(0.04)	(0.06)	(0.03)	–	(0.03)
Class R3
11/30/2015	21.91	0.10	0.09	0.19	(0.41)	(2.42)	(2.83)
11/30/2014	22.20	0.11	1.66	1.77	(0.62)	(1.44)	(2.06)
11/30/2013	16.78	0.10	5.45	5.55	(0.13)	–	(0.13)
11/30/2012	15.30	0.06	1.48	1.54	(0.06)	–	(0.06)
11/30/2011	15.37	– (c)	(0.05)	(0.05)	(0.02)	–	(0.02)

46	See Notes to Financial Statements.

		Ratios to Average Net Assets:*			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$19.49	1.22	0.25	0.59	0.76	$168,742	6.70
22.12	8.97	0.25	0.59	0.80	163,889	10.38
22.38	33.60	0.25	0.60	0.86	162,519	27.24
16.90	10.39	0.25	0.62	0.68	109,293	11.66
15.40	(0.06)	0.28	0.65	0.31	110,754	12.93

18.99	0.48	1.00	1.34	0.03	4,536	6.70
21.59	8.14	1.00	1.34	0.07	6,762	10.38
21.89	32.56	1.00	1.35	0.17	7,940	27.24
16.53	9.62	1.00	1.37	0.00	6,881	11.66
15.08	(0.79)	1.00	1.37	(0.37)	8,126	12.93

18.89	0.50	0.98	1.32	0.02	62,564	6.70
21.52	8.14	0.98	1.31	0.07	68,007	10.38
21.85	32.61	0.97	1.33	0.14	63,087	27.24
16.51	9.63	0.97	1.34	(0.04)	43,073	11.66
15.06	(0.79)	0.96	1.32	(0.36)	40,198	12.93

19.50	1.37	0.10	0.44	0.94	4,204	6.70
22.13	9.11	0.10	0.44	0.93	4,560	10.38
22.39	33.79	0.10	0.46	1.01	3,905	27.24
16.90	10.54	0.10	0.47	0.83	2,821	11.66
15.41	0.11	0.10	0.47	0.29	5,023	12.93

19.66	1.46	0.00	0.34	1.01	19,283	6.70
22.29	9.20	0.00	0.34	1.02	18,530	10.38
22.54	33.95	0.00	0.36	1.10	16,586	27.24
17.02	10.64	0.00	0.37	0.97	11,877	11.66
15.52	0.24	0.00	0.37	0.56	2,202	12.93

19.71	0.84	0.60	0.95	0.29	71	6.70
22.34	8.56	0.60	0.94	0.38	250	10.38
22.29	33.14	0.60	0.95	0.50	659	27.24
16.85	9.99	0.60	0.97	0.29	617	11.66
15.37	(0.39)	0.60	0.97	(0.09)	440	12.93

19.27	0.98	0.50	0.84	0.50	14,477	6.70
21.91	8.65	0.50	0.84	0.51	12,115	10.38
22.20	33.27	0.50	0.85	0.52	8,646	27.24
16.78	10.15	0.50	0.87	0.40	5,118	11.66
15.30	(0.31)	0.50	0.87	(0.01)	3,604	12.93

See Notes to Financial Statements.	47

Financial Highlights (concluded)

DIVERSIFIED EQUITY STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
6/30/2015 to 11/30/2015(d)	$19.97	$0.05	$(0.54	)(e)	$(0.49)	$–	$–	$–
Class R5
6/30/2015 to 11/30/2015(d)	20.13	0.07	(0.54	)(e)	(0.47)	–	–	–
Class R6
6/30/2015 to 11/30/2015(d)	20.13	0.08	(0.55	)(e)	(0.47)	–	–	–

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.
(f)	Not annualized.
(g)	Annualized.

48	See Notes to Financial Statements.

			Ratios to Average Net Assets:*						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$19.48	(2.45	)(f)	0.22	(g)	0.60	(g)	0.66	(g)	$10	6.70

19.66	(2.33	)(f)	0.00	(g)	0.34	(g)	0.91	(g)	10	6.70

19.66	(2.33	)(f)	0.00	(g)	0.19	(g)	0.92	(g)	10	6.70

See Notes to Financial Statements.	49

Financial Highlights

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2015	$12.87	$0.34	$(0.83)	$(0.49)	$(0.60)	$(0.49)	$(1.09)
11/30/2014	12.43	0.36	0.66	1.02	(0.58)	–	(0.58)
11/30/2013	10.81	0.34	1.67	2.01	(0.39)	–	(0.39)
11/30/2012	9.93	0.36	0.89	1.25	(0.37)	–	(0.37)
11/30/2011	10.18	0.37	(0.23)	0.14	(0.39)	–	(0.39)
Class B
11/30/2015	12.86	0.25	(0.82)	(0.57)	(0.51)	(0.49)	(1.00)
11/30/2014	12.43	0.26	0.65	0.91	(0.48)	–	(0.48)
11/30/2013	10.80	0.25	1.68	1.93	(0.30)	–	(0.30)
11/30/2012	9.93	0.29	0.86	1.15	(0.28)	–	(0.28)
11/30/2011	10.18	0.30	(0.24)	0.06	(0.31)	–	(0.31)
Class C
11/30/2015	12.81	0.25	(0.83)	(0.58)	(0.51)	(0.49)	(1.00)
11/30/2014	12.38	0.27	0.65	0.92	(0.49)	–	(0.49)
11/30/2013	10.77	0.25	1.67	1.92	(0.31)	–	(0.31)
11/30/2012	9.89	0.28	0.89	1.17	(0.29)	–	(0.29)
11/30/2011	10.15	0.30	(0.24)	0.06	(0.32)	–	(0.32)
Class F
11/30/2015	12.86	0.35	(0.82)	(0.47)	(0.62)	(0.49)	(1.11)
11/30/2014	12.42	0.38	0.66	1.04	(0.60)	–	(0.60)
11/30/2013	10.80	0.37	1.66	2.03	(0.41)	–	(0.41)
11/30/2012	9.93	0.38	0.87	1.25	(0.38)	–	(0.38)
11/30/2011	10.17	0.39	(0.22)	0.17	(0.41)	–	(0.41)
Class I
11/30/2015	12.86	0.37	(0.82)	(0.45)	(0.63)	(0.49)	(1.12)
11/30/2014	12.43	0.39	0.65	1.04	(0.61)	–	(0.61)
11/30/2013	10.80	0.37	1.68	2.05	(0.42)	–	(0.42)
11/30/2012	9.93	0.39	0.87	1.26	(0.39)	–	(0.39)
11/30/2011	10.18	0.41	(0.24)	0.17	(0.42)	–	(0.42)
Class P
11/30/2015	12.82	0.31	(0.81)	(0.50)	(0.58)	(0.49)	(1.07)
11/30/2014	12.39	0.33	0.65	0.98	(0.55)	–	(0.55)
11/30/2013	10.77	0.32	1.67	1.99	(0.37)	–	(0.37)
11/30/2012	9.90	0.35	0.86	1.21	(0.34)	–	(0.34)
11/30/2011	10.15	0.37	(0.25)	0.12	(0.37)	–	(0.37)
Class R2
11/30/2015	13.07	0.31	(0.84)	(0.53)	(0.56)	(0.49)	(1.05)
11/30/2014	12.62	0.31	0.67	0.98	(0.53)	–	(0.53)
11/30/2013	10.97	0.30	1.70	2.00	(0.35)	–	(0.35)
11/30/2012	10.07	0.32	0.91	1.23	(0.33)	–	(0.33)
11/30/2011	10.33	0.35	(0.25)	0.10	(0.36)	–	(0.36)

50	See Notes to Financial Statements.

		Ratios to Average Net Assets:*			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.29	(4.13)	0.35	0.49	2.84	$1,569,728	17.62
12.87	8.43	0.34	0.49	2.85	1,526,897	44.87
12.43	18.93	0.31	0.50	2.91	1,366,009	29.96
10.81	12.75	0.30	0.51	3.44	1,106,329	55.52
9.93	1.21	0.28	0.54	3.56	997,494	27.86

11.29	(4.78)	1.10	1.24	2.06	21,383	17.62
12.86	7.53	1.09	1.24	2.09	34,133	44.87
12.43	18.14	1.06	1.25	2.16	43,224	29.96
10.80	11.79	1.04	1.26	2.74	49,844	55.52
9.93	0.49	1.00	1.25	2.87	60,612	27.86

11.23	(4.84)	1.09	1.24	2.10	420,030	17.62
12.81	7.61	1.08	1.23	2.12	375,528	44.87
12.38	18.05	1.05	1.24	2.18	270,358	29.96
10.77	11.86	1.03	1.24	2.72	191,363	55.52
9.89	0.53	0.97	1.23	2.87	179,605	27.86

11.28	(3.99)	0.20	0.34	2.98	80,192	17.62
12.86	8.59	0.19	0.34	3.00	74,135	44.87
12.42	19.12	0.17	0.36	3.13	25,465	29.96
10.80	12.80	0.15	0.36	3.60	9,731	55.52
9.93	1.49	0.10	0.36	3.74	8,634	27.86

11.29	(3.82)	0.10	0.24	3.11	31,536	17.62
12.86	8.61	0.09	0.24	3.10	35,247	44.87
12.43	19.33	0.06	0.25	3.16	35,744	29.96
10.80	12.92	0.05	0.26	3.70	32,563	55.52
9.93	1.49	0.00	0.26	3.86	28,708	27.86

11.25	(4.26)	0.55	0.69	2.64	998	17.62
12.82	8.15	0.54	0.69	2.66	1,286	44.87
12.39	18.76	0.51	0.70	2.72	1,538	29.96
10.77	12.44	0.49	0.71	3.44	1,312	55.52
9.90	1.04	0.45	0.70	3.45	2,435	27.86

11.49	(4.41)	0.70	0.84	2.56	1,158	17.62
13.07	7.99	0.69	0.84	2.44	1,421	44.87
12.62	18.52	0.66	0.85	2.54	1,862	29.96
10.97	12.37	0.65	0.86	3.03	1,185	55.52
10.07	0.81	0.60	0.86	3.33	1,148	27.86

See Notes to Financial Statements.	51

Financial Highlights (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2015	$12.84	$0.31	$(0.82)	$(0.51)	$(0.57)	$(0.49)	$(1.06)
11/30/2014	12.41	0.33	0.65	0.98	(0.55)	–	(0.55)
11/30/2013	10.79	0.31	1.67	1.98	(0.36)	–	(0.36)
11/30/2012	9.92	0.33	0.88	1.21	(0.34)	–	(0.34)
11/30/2011	10.17	0.35	(0.23)	0.12	(0.37)	–	(0.37)
Class R4
6/30/2015 to 11/30/2015(c)	11.97	0.13	(0.68)	(0.55)	(0.13)	–	(0.13)
Class R5
6/30/2015 to 11/30/2015(c)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)
Class R6
6/30/2015 to 11/30/2015(c)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

52	See Notes to Financial Statements.

			Ratios to Average Net Assets:*						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$11.27	(4.28)		0.59		0.73		2.59		$38,972	17.62
12.84	8.09		0.59		0.74		2.60		36,157	44.87
12.41	18.68		0.56		0.75		2.67		33,919	29.96
10.79	12.39		0.54		0.75		3.18		24,940	55.52
9.92	1.01		0.49		0.75		3.32		19,595	27.86

11.29	(4.60	)(d)	0.34	(e)	0.50	(e)	2.79	(e)	10	17.62

11.29	(4.50	)(d)	0.09	(e)	0.25	(e)	3.03	(e)	10	17.62

11.29	(4.50	)(d)	0.08	(e)	0.15	(e)	3.04	(e)	10	17.62

See Notes to Financial Statements.	53

Financial Highlights

MULTI-ASSET GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2015	$19.46	$0.47	$(1.06)	$(0.59)	$(0.81)	$(1.22)	$(2.03)
11/30/2014	19.02	0.53	1.27	1.80	(0.81)	(0.55)	(1.36)
11/30/2013	16.18	0.50	2.89	3.39	(0.55)	–	(0.55)
11/30/2012	14.80	0.48	1.36	1.84	(0.46)	–	(0.46)
11/30/2011	15.00	0.35	(0.18)	0.17	(0.37)	–	(0.37)
Class B
11/30/2015	19.33	0.33	(1.05)	(0.72)	(0.67)	(1.22)	(1.89)
11/30/2014	18.90	0.38	1.26	1.64	(0.66)	(0.55)	(1.21)
11/30/2013	16.07	0.36	2.89	3.25	(0.42)	–	(0.42)
11/30/2012	14.70	0.36	1.35	1.71	(0.34)	–	(0.34)
11/30/2011	14.90	0.25	(0.19)	0.06	(0.26)	–	(0.26)
Class C
11/30/2015	19.30	0.34	(1.04)	(0.70)	(0.69)	(1.22)	(1.91)
11/30/2014	18.89	0.39	1.24	1.63	(0.67)	(0.55)	(1.22)
11/30/2013	16.06	0.37	2.89	3.26	(0.43)	–	(0.43)
11/30/2012	14.70	0.36	1.35	1.71	(0.35)	–	(0.35)
11/30/2011	14.90	0.25	(0.18)	0.07	(0.27)	–	(0.27)
Class F
11/30/2015	19.45	0.49	(1.05)	(0.56)	(0.84)	(1.22)	(2.06)
11/30/2014	19.02	0.56	1.26	1.82	(0.84)	(0.55)	(1.39)
11/30/2013	16.17	0.54	2.89	3.43	(0.58)	–	(0.58)
11/30/2012	14.79	0.50	1.36	1.86	(0.48)	–	(0.48)
11/30/2011	14.99	0.38	(0.18)	0.20	(0.40)	–	(0.40)
Class I
11/30/2015	19.54	0.52	(1.06)	(0.54)	(0.86)	(1.22)	(2.08)
11/30/2014	19.10	0.58	1.26	1.84	(0.85)	(0.55)	(1.40)
11/30/2013	16.24	0.54	2.92	3.46	(0.60)	–	(0.60)
11/30/2012	14.85	0.50	1.39	1.89	(0.50)	–	(0.50)
11/30/2011	15.05	0.39	(0.17)	0.22	(0.42)	–	(0.42)
Class P
11/30/2015	19.65	0.45	(1.06)	(0.61)	(0.79)	(1.22)	(2.01)
11/30/2014	19.10	0.49	1.30	1.79	(0.69)	(0.55)	(1.24)
11/30/2013	16.25	0.47	2.91	3.38	(0.53)	–	(0.53)
11/30/2012	14.86	0.46	1.36	1.82	(0.43)	–	(0.43)
11/30/2011	15.06	0.32	(0.17)	0.15	(0.35)	–	(0.35)
Class R2
11/30/2015	19.74	0.42	(1.08)	(0.66)	(0.75)	(1.22)	(1.97)
11/30/2014	19.27	0.46	1.30	1.76	(0.74)	(0.55)	(1.29)
11/30/2013	16.39	0.43	2.95	3.38	(0.50)	–	(0.50)
11/30/2012	14.98	0.43	1.38	1.81	(0.40)	–	(0.40)
11/30/2011	15.18	0.30	(0.17)	0.13	(0.33)	–	(0.33)

54	See Notes to Financial Statements.

		Ratios to Average Net Assets:*			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ment (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$16.84	(3.31)	0.35	0.51	2.67	$855,234	17.50
19.46	9.98	0.34	0.52	2.79	834,090	38.40
19.02	21.42	0.31	0.53	2.80	748,409	36.72
16.18	12.63	0.30	0.54	3.07	586,960	45.58
14.80	1.07	0.28	0.58	2.28	491,865	25.26

16.72	(4.06)	1.10	1.26	1.86	14,591	17.50
19.33	9.13	1.09	1.27	2.01	21,736	38.40
18.90	20.57	1.06	1.28	2.05	27,110	36.72
16.07	11.79	1.04	1.29	2.36	27,278	45.58
14.70	0.35	1.00	1.29	1.59	29,160	25.26

16.69	(3.99)	1.09	1.26	1.94	241,107	17.50
19.30	9.11	1.08	1.25	2.07	211,947	38.40
18.89	20.66	1.05	1.26	2.09	161,591	36.72
16.06	11.77	1.03	1.27	2.36	111,296	45.58
14.70	0.41	0.97	1.26	1.59	100,379	25.26

16.83	(3.17)	0.20	0.37	2.79	64,171	17.50
19.45	10.11	0.19	0.37	2.95	54,699	38.40
19.02	21.68	0.16	0.38	3.03	16,769	36.72
16.17	12.79	0.15	0.39	3.20	4,883	45.58
14.79	1.26	0.10	0.40	2.43	4,150	25.26

16.92	(3.06)	0.10	0.26	2.91	13,750	17.50
19.54	10.21	0.09	0.27	3.08	13,991	38.40
19.10	21.76	0.06	0.28	3.04	10,957	36.72
16.24	12.92	0.05	0.30	3.17	8,653	45.58
14.85	1.35	0.00	0.30	2.49	1,364	25.26

17.03	(3.43)	0.47	0.64	2.54	2	17.50
19.65	9.84	0.47	0.66	2.58	2	38.40
19.10	21.25	0.51	0.71	2.60	4	36.72
16.25	12.42	0.46	0.72	2.91	6	45.58
14.86	0.91	0.40	0.70	2.04	5	25.26

17.11	(3.67)	0.70	0.86	2.33	247	17.50
19.74	9.63	0.69	0.87	2.43	288	38.40
19.27	20.99	0.66	0.88	2.39	149	36.72
16.39	12.26	0.65	0.89	2.70	195	45.58
14.98	0.77	0.60	0.90	1.92	156	25.26

See Notes to Financial Statements.	55

Financial Highlights (concluded)

MULTI-ASSET GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2015	$19.41	$0.43	$(1.06)	$(0.63)	$(0.77)	$(1.22)	$(1.99)
11/30/2014	18.98	0.48	1.26	1.74	(0.76)	(0.55)	(1.31)
11/30/2013	16.14	0.45	2.90	3.35	(0.51)	–	(0.51)
11/30/2012	14.77	0.44	1.35	1.79	(0.42)	–	(0.42)
11/30/2011	14.97	0.32	(0.18)	0.14	(0.34)	–	(0.34)
Class R4
6/30/2015 to 11/30/2015(c)	17.67	0.20	(0.95)	(0.75)	(0.08)	–	(0.08)
Class R5
6/30/2015 to 11/30/2015(c)	17.75	0.21	(0.94)	(0.73)	(0.09)	–	(0.09)
Class R6
6/30/2015 to 11/30/2015(c)	17.75	0.21	(0.94)	(0.73)	(0.09)	–	(0.09)

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

56	See Notes to Financial Statements.

			Ratios to Average Net Assets:*						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ment (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.79	(3.55)		0.59		0.75		2.44		$27,022	17.50
19.41	9.70		0.58		0.76		2.56		23,344	38.40
18.98	21.20		0.55		0.76		2.56		18,989	36.72
16.14	12.32		0.54		0.79		2.85		13,470	45.58
14.77	0.88		0.50		0.79		2.06		11,969	25.26

16.84	(4.25	)(d)	0.33	(e)	0.52	(e)	2.83	(e)	10	17.50

16.93	(4.11	)(d)	0.08	(e)	0.27	(e)	2.99	(e)	10	17.50

16.93	(4.11	)(d)	0.07	(e)	0.14	(e)	3.00	(e)	10	17.50

See Notes to Financial Statements.	57

Financial Highlights

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and Unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2015	$15.78	$0.55	$(0.98)	$(0.43)	$(0.75)	$(0.36)	$(1.11)
11/30/2014	15.99	0.56	0.31	0.87	(0.74)	(0.34)	(1.08)
11/30/2013	14.95	0.58	1.15	1.73	(0.64)	(0.05)	(0.69)
11/30/2012	14.01	0.62	1.01	1.63	(0.62)	(0.07)	(0.69)
11/30/2011	14.40	0.77	(0.36)	0.41	(0.80)	–	(0.80)
Class B
11/30/2015	15.98	0.45	(1.02)	(0.57)	(0.63)	(0.36)	(0.99)
11/30/2014	16.17	0.45	0.31	0.76	(0.61)	(0.34)	(0.95)
11/30/2013	15.11	0.47	1.16	1.63	(0.52)	(0.05)	(0.57)
11/30/2012	14.15	0.53	1.01	1.54	(0.51)	(0.07)	(0.58)
11/30/2011	14.54	0.67	(0.37)	0.30	(0.69)	–	(0.69)
Class C
11/30/2015	15.97	0.45	(1.00)	(0.55)	(0.64)	(0.36)	(1.00)
11/30/2014	16.17	0.45	0.31	0.76	(0.62)	(0.34)	(0.96)
11/30/2013	15.12	0.47	1.16	1.63	(0.53)	(0.05)	(0.58)
11/30/2012	14.17	0.52	1.02	1.54	(0.52)	(0.07)	(0.59)
11/30/2011	14.55	0.67	(0.35)	0.32	(0.70)	–	(0.70)
Class F
11/30/2015	15.78	0.58	(1.00)	(0.42)	(0.77)	(0.36)	(1.13)
11/30/2014	15.98	0.58	0.32	0.90	(0.76)	(0.34)	(1.10)
11/30/2013	14.95	0.60	1.15	1.75	(0.67)	(0.05)	(0.72)
11/30/2012	14.01	0.64	1.01	1.65	(0.64)	(0.07)	(0.71)
11/30/2011	14.40	0.80	(0.36)	0.44	(0.83)	–	(0.83)
Class I
11/30/2015	15.71	0.59	(0.99)	(0.40)	(0.78)	(0.36)	(1.14)
11/30/2014	15.92	0.59	0.31	0.90	(0.77)	(0.34)	(1.11)
11/30/2013	14.89	0.60	1.16	1.76	(0.68)	(0.05)	(0.73)
11/30/2012	13.96	0.66	1.00	1.66	(0.66)	(0.07)	(0.73)
11/30/2011	14.35	0.80	(0.35)	0.45	(0.84)	–	(0.84)
Class R2
11/30/2015	16.12	0.52	(1.02)	(0.50)	(0.69)	(0.36)	(1.05)
11/30/2014	16.31	0.52	0.31	0.83	(0.68)	(0.34)	(1.02)
11/30/2013	15.24	0.54	1.17	1.71	(0.59)	(0.05)	(0.64)
11/30/2012	14.28	0.57	1.03	1.60	(0.57)	(0.07)	(0.64)
11/30/2011	14.66	0.74	(0.36)	0.38	(0.76)	–	(0.76)
Class R3
11/30/2015	15.79	0.51	(0.99)	(0.48)	(0.71)	(0.36)	(1.07)
11/30/2014	15.99	0.52	0.32	0.84	(0.70)	(0.34)	(1.04)
11/30/2013	14.96	0.54	1.14	1.68	(0.60)	(0.05)	(0.65)
11/30/2012	14.02	0.59	1.01	1.60	(0.59)	(0.07)	(0.66)
11/30/2011	14.41	0.74	(0.36)	0.38	(0.77)	–	(0.77)

58	See Notes to Financial Statements.

		Ratios to Average Net Assets:*			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$14.24	(2.90)	0.35	0.47	3.71	$1,023,100	26.36
15.78	5.62	0.34	0.47	3.55	1,108,030	42.95
15.99	11.77	0.31	0.49	3.72	614,499	26.82
14.95	11.98	0.30	0.50	4.28	361,594	26.59
14.01	2.74	0.28	0.54	5.25	257,747	46.47

14.42	(3.72)	1.10	1.22	2.97	4,730	26.36
15.98	4.88	1.09	1.22	2.83	6,934	42.95
16.17	10.94	1.06	1.24	3.00	8,181	26.82
15.11	11.16	1.05	1.25	3.58	8,345	26.59
14.15	1.97	1.00	1.26	4.55	9,081	46.47

14.42	(3.64)	1.10	1.22	2.95	750,006	26.36
15.97	4.86	1.09	1.22	2.80	758,668	42.95
16.17	10.91	1.06	1.23	2.96	397,035	26.82
15.12	11.11	1.04	1.25	3.52	186,976	26.59
14.17	2.08	0.99	1.25	4.53	113,984	46.47

14.23	(2.82)	0.20	0.32	3.86	454,281	26.36
15.78	5.83	0.19	0.32	3.68	616,791	42.95
15.98	11.94	0.17	0.34	3.85	264,414	26.82
14.95	12.07	0.15	0.35	4.37	72,875	26.59
14.01	2.92	0.10	0.36	5.44	32,387	46.47

14.17	(2.67)	0.10	0.22	3.95	15,684	26.36
15.71	5.90	0.09	0.23	3.75	21,656	42.95
15.92	12.10	0.07	0.24	3.87	4,531	26.82
14.89	12.15	0.05	0.25	4.53	1,655	26.59
13.96	3.03	0.00	0.26	5.50	426	46.47

14.57	(3.24)	0.70	0.82	3.38	762	26.36
16.12	5.26	0.69	0.82	3.21	755	42.95
16.31	11.35	0.66	0.84	3.40	969	26.82
15.24	11.54	0.64	0.85	3.80	719	26.59
14.28	2.48	0.59	0.87	5.02	190	46.47

14.24	(3.19)	0.60	0.72	3.45	17,193	26.36
15.79	5.43	0.59	0.72	3.31	12,578	42.95
15.99	11.50	0.56	0.73	3.47	8,825	26.82
14.96	11.63	0.54	0.75	4.02	6,092	26.59
14.02	2.53	0.49	0.76	5.04	4,348	46.47

See Notes to Financial Statements.	59

Financial Highlights (concluded)

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions

Class R4
6/30/2015 to 11/30/2015(c)	$14.98	$0.21	$(0.75)	$(0.54)	$(0.20)	$–	$(0.20)
Class R5
6/30/2015 to 11/30/2015(c)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)
Class R6
6/30/2015 to 11/30/2015(c)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

60	See Notes to Financial Statements.

			Ratios to Average Net Assets:*						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$14.24	(3.62	)(d)	0.35	(e)	0.50	(e)	3.37	(e)	$10	26.36

14.16	(3.54	)(d)	0.09	(e)	0.24	(e)	3.63	(e)	10	26.36

14.16	(3.53	)(d)	0.08	(e)	0.14	(e)	3.64	(e)	10	26.36

See Notes to Financial Statements.	61

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of twelve funds. This report covers the following four funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Diversified Equity Strategy Fund (“Diversified Equity Strategy Fund”), Lord Abbett Multi-Asset Balanced Opportunity Fund (“Multi-Asset Balanced Opportunity Fund”), Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth Fund”) and Lord Abbett Multi-Asset Income Fund (“Multi-Asset Income Fund”), Class A, B, C, F, I, P, R2, R3, R4, R5 and R6 shares. Class R4, R5 and R6 commenced on June 30, 2015. Diversified Equity Strategy Fund and Multi-Asset Income Fund no longer have active Class P shares. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. The Funds no longer issue Class B shares for purchase.

Diversified Equity Strategy Fund’s investment objective is to seek capital appreciation. Multi-Asset Balanced Opportunity Fund’s investment objective is to seek current income and capital growth. Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation and growth of income. Multi-Asset Income Fund’s investment objective is to seek a high level of current income. The Funds invest principally in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Notes to Financial Statements (continued)

Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange Traded Funds (“ETF”) actively traded on any recognized exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded futures contracts are valued at the last sales price in the market in which they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusting spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2012 through November 30, 2015. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Financial Statements (continued)

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions in each Fund’s Statement of Operations.

(g)	Futures Contracts–Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain is recorded equal to the difference between the opening and closing value of the contract.

(h)	Credit Default Swaps–Each Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. Credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For a credit default swap sold by a Fund, payment of the

Notes to Financial Statements (continued)

agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. There was minimal counterparty credit risk to the Fund during the fiscal year ended November 30, 2015, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the

Notes to Financial Statements (continued)

risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of .10%.

For the fiscal year ended November 30, 2015, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Diversified Equity Strategy Fund(1)	.00%
Multi-Asset Balanced Opportunity Fund	.10%
Multi-Asset Growth Fund	.10%
Multi-Asset Income Fund	.10%

(1)	For the fiscal year ended November 30, 2015 and continuing through March 31, 2016, Lord Abbett has contractually agreed to waive .05% of its annual management fee for Diversified Equity Strategy Fund. This agreement may be terminated only upon the approval of the Funds’ Board. During the fiscal year ended November 30, 2015, Lord Abbett voluntarily waived an additional .05% of its annual management fee for Diversified Equity Strategy Fund.

The Funds have each entered into a Servicing Arrangement with the Underlying Funds in which they each invest, pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of the Funds in proportion to the average daily value of total Underlying Fund shares owned by each of the Funds. The expenses assumed by the

Notes to Financial Statements (continued)

Underlying Funds are reflected in Expenses assumed by Underlying Funds on each Fund’s Statement of Operations and Receivables from affiliates on each Fund’s Statement of Assets and Liabilities.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2015:

	Distributor Commissions	Dealers’ Concessions
Diversified Equity Strategy Fund	$95,600	$522,999
Multi-Asset Balanced Opportunity Fund	480,002	3,207,526
Multi-Asset Growth Fund	254,435	1,738,506
Multi-Asset Income Fund	314,304	2,072,855

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2015:

	Class A	Class C
Diversified Equity Strategy Fund	$678	$3,949
Multi-Asset Balanced Opportunity Fund	47,467	89,654
Multi-Asset Growth Fund	31,825	42,330
Multi-Asset Income Fund	100,651	202,599

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly for Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund; declared and paid quarterly for Multi-Asset Growth Fund; and declared and paid annually for Diversified Equity Strategy Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

Subsequent to the Funds’ fiscal year ended November 30, 2015, distributions were declared on December 11, 2015 and paid on December 22, 2015 to shareholders of record on December 21, 2015. The approximate amounts were as follows:

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
Diversified Equity Strategy Fund	$5,447,000	$–	$22,447,000
Multi-Asset Balanced Opportunity Fund	9,539,000	5,985,000	78,817,000
Multi-Asset Growth Fund	7,232,000	4,531,000	48,812,000
Multi-Asset Income Fund	3,148,000	2,616,000	52,145,000

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

	Diversified Equity Strategy Fund		Multi-Asset Balanced Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2015	11/30/2014	11/30/2015	11/30/2014
Distributions paid from:
Tax-exempt income	$—	$—	$114,874	$270,425
Ordinary income	5,203,646	7,477,085	101,061,308	83,945,247
Net long-term capital gains	30,379,459	17,062,426	78,996,525	—
Total distributions paid	$35,583,105	$24,539,511	$180,172,707	$84,215,672

	Multi-Asset Growth Fund		Multi-Asset Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2015	11/30/2014	11/30/2015	11/30/2014
Distributions paid from:
Tax-exempt income	$65,167	$257,842	$120,160	$259,511
Ordinary income	50,756,794	41,912,470	121,172,457	81,608,750
Net long-term capital gains	73,179,790	28,322,745	51,623,880	27,639,886
Total distributions paid	$124,001,751	$70,493,057	$172,916,497	$109,508,147

As of November 30, 2015, the components of accumulated gains (losses) on a tax-basis were as follows:

		Multi-Asset
	Diversified Equity	Balanced
	Strategy Fund	Opportunity Fund
Undistributed ordinary income – net	$5,446,177	$14,868,853
Undistributed long-term capital gains	22,446,219	78,810,569
Total undistributed earnings	27,892,396	93,679,422
Temporary differences	(21,178)	(220,572)
Unrealized gains (losses) – net	15,907,634	(112,388,107)
Total accumulated gains (losses) – net	$43,778,852	$(18,929,257)

	Multi-Asset	Multi-Asset
	Growth Fund	Income Fund
Undistributed ordinary income – net	$20,539,717	$4,746,966
Undistributed long-term capital gains	48,810,111	52,130,777
Total undistributed earnings	69,349,828	56,877,743
Temporary differences	(844,203)	(797,394)
Unrealized losses – net	(54,718,063)	(247,343,234)
Total accumulated gains (losses) – net	$13,787,562	$(191,262,885)

Notes to Financial Statements (continued)

At each Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during fiscal 2015 as follows:

Multi-Asset Growth Fund	$756,080
Multi-Asset Income Fund	683,278

As of November 30, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Multi-Asset
	Diversified Equity	Balanced
	Strategy Fund	Opportunity Fund
Tax cost	$257,681,423	$2,280,457,487
Gross unrealized gain	21,051,307	69,919,615
Gross unrealized loss	(5,143,673)	(182,905,766)
Net unrealized security gain (loss)	$15,907,634	$(112,986,151)

	Multi-Asset	Multi-Asset
	Growth Fund	Income Fund
Tax cost	$1,274,868,819	$2,518,889,140
Gross unrealized gain	49,666,834	6,408,867
Gross unrealized loss	(104,921,429)	(254,409,323)
Net unrealized security loss	$(55,254,595)	$(248,000,456)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended November 30, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed
	(Distributions in
	Excess of) Net
	Investment	Accumulated Net
	Income	Realized Gain
Diversified Equity Strategy Fund	$3,848,954	$(3,848,954)
Multi-Asset Balanced Opportunity Fund	26,436,174	(26,436,174)
Multi-Asset Growth Fund	10,540,587	(10,540,587)
Multi-Asset Income Fund	22,752,861	(22,752,861)

The permanent differences are primarily attributable to the tax treatment of certain distributions, foreign currency transactions and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2015 were as follows:

	Purchases	Sales
Diversified Equity Strategy Fund	$34,991,128	$18,544,714
Multi-Asset Balanced Opportunity Fund	709,990,101	380,465,184
Multi-Asset Growth Fund	399,237,712	212,616,899
Multi-Asset Income Fund	644,439,591	657,202,283

Notes to Financial Statements (continued)

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2015.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2015 (as described in note 2(f)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund entered into E-Mini S&P 500 Index and U.S. Treasury futures contracts for the fiscal year ended November 30, 2015 (as described in note 2(g)) to manage cash and economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund entered into centrally cleared credit default swaps on indexes for the fiscal year ended November 30, 2015 (as described in note 2(h)) to economically hedge credit risk. Centrally cleared credit default swaps on indexes involve the exchange of a fixed rate premium for protection against the loss in value of underlying securities within an index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. There is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of November 30, 2015, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

Notes to Financial Statements (continued)

	Multi-Asset Balanced Opportunity Fund

	Equity	Interest		Foreign
	Index	Rate	Credit	Currency
Asset Derivatives	Contracts	Contracts	Contracts	Contracts
Centrally Cleared Credit Default Swaps(1)	–	–	$598,044	–
Forward Foreign Currency Exchange Contracts(2)	–	–	–	$555,113

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$224,656
Futures Contracts(4)	$22,343	$3,771	–	–

	Multi-Asset Growth Fund

	Equity	Interest		Foreign
	Index	Rate	Credit	Currency
Asset Derivatives	Contracts	Contracts	Contracts	Contracts
Centrally Cleared Credit Default Swaps(1)	–	–	$392,079	–
Forward Foreign Currency Exchange Contracts(2)	–	–	–	$511,459

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$294,644
Futures Contracts(4)	$12,834	$4,735	–	–

	Multi-Asset Income Fund

	Equity	Interest		Foreign
	Index	Rate	Credit	Currency
Asset Derivatives	Contracts	Contracts	Contracts	Contracts
Centrally Cleared Credit Default Swaps(1)	–	–	$657,222	–
Forward Foreign Currency Exchange Contracts(2)	–	–	–	$614,486

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$241,719
Futures Contracts(4)	$24,957	$4,297	–	–

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared credit default swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(4)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended November 30, 2015, were as follows:

		Multi-Asset Balanced Opportunity Fund

	Equity	Interest		Foreign
	Index	Rate	Credit	Currency
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	$295,094	–
Forward Foreign Currency Exchange Contracts	–	–	–	$14,540,703
Futures Contracts	$636,071	$43,868	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	$598,044	–
Forward Foreign Currency Exchange Contracts	–	–	–	$276,552
Futures Contracts	$48,381	$29,746	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	$7,902,692	–
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$129,174,703
Futures Contracts(4)	33	31	–	–

		Multi-Asset Growth Fund

	Equity	Interest		Foreign
	Index	Rate	Credit	Currency
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	$134,559	–
Forward Foreign Currency Exchange Contracts	–	–	–	$8,916,601
Futures Contracts	$510,897	$37,085	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	$392,079	–
Forward Foreign Currency Exchange Contracts	–	–	–	$175,436
Futures Contracts	$(68,585)	$13,220	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	$6,190,692	–
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$109,496,637
Futures Contracts(4)	19	27	–	–

Notes to Financial Statements (continued)

		Multi-Asset Income Fund

	Equity	Interest		Foreign
	Index	Rate	Credit	Currency
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	–	–	$340,336	–
Forward Foreign Currency Exchange Contracts	–	–	–	$16,158,386
Futures Contracts	$232,613	$55,898	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	–	–	$657,222	–
Forward Foreign Currency Exchange Contracts	–	–	–	$312,988
Futures Contracts	$323,949	$25,628	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	$9,115,846	–
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$145,207,560
Futures Contracts(4)	67	32	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2015.
(1)	Statements of Operations location: Net realized gain on futures contracts, swaps and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statements of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

		Multi-Asset Balanced Opportunity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$555,113	$–	$555,113
Repurchase Agreement	5,098,267	–	5,098,267
Total	$5,653,380	$–	$5,653,380

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$47,884	$(47,884)	$–	$–	$–
Fixed Income Clearing Corp.	5,098,267	–	–	(5,098,267)	–
Standard Chartered Bank	67,329	–	(67,329)	–	–
State Street Bank and Trust	439,900	–	–	–	439,900
Total	$5,653,380	$(47,884)	$(67,329)	$(5,098,267)	$439,900

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$224,656	$–	$224,656
Total	$224,656	$–	$224,656

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$224,072	$(47,884)	$–	$–	$176,188
Morgan Stanley	584	–	–	–	584
Total	$224,656	$(47,884)	$–	$–	$176,772

Notes to Financial Statements (continued)

		Multi-Asset Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$511,459	$–	$511,459
Repurchase Agreement	3,400,576	–	3,400,576
Total	$3,912,035	$–	$3,912,035

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$171,413	$(164,583)	$(6,830)	$–	$–
Fixed Income Clearing Corp.	3,400,576	–	–	(3,400,576)	–
Standard Chartered Bank	36,516	(36,516)	–	–	–
State Street Bank and Trust	303,530	–	–	–	303,530
Total	$3,912,035	$(201,099)	$(6,830)	$(3,400,576)	$303,530

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$294,644	$–	$294,644
Total	$294,644	$–	$294,644

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$164,583	$(164,583)	$–	$–	$–
Morgan Stanley	32,422	–	–	–	32,422
Standard Chartered Bank	97,639	(36,516)	–	–	61,123
Total	$294,644	$(201,099)	$–	$–	$93,545
		Multi-Asset Income Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$614,486	$–	$614,486
Repurchase Agreement	5,457,507	–	5,457,507
Total	$6,071,993	$–	$6,071,993

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$50,832	$(50,832)	$–	$–	$–
Fixed Income Clearing Corp.	5,457,507	–	–	(5,457,507)	–
Standard Chartered Bank	76,385	–	(76,385)	–	–
State Street Bank and Trust	487,269	–	–	–	487,269
Total	$6,071,993	$(50,832)	$(76,385)	$(5,457,507)	$487,269

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$241,719	$–	$241,719
Total	$241,719	$–	$241,719

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$241,065	$(50,832)	$–	$–	$190,233
Morgan Stanley	654	–	–	–	654
Total	$241,719	$(50,832)	$–	$–	$190,887

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by each counterparty as of November 30, 2015.
(c)	Net amount represents the amount owed by the Fund to each counterparty as of November 30, 2015.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

Notes to Financial Statements (continued)

10.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund and Multi-Asset Income Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended November 30, 2015:

			Diversified Equity Strategy Fund

						Net Realized		Dividend
	Balance of			Balance of		Gain		Income
	Shares			Shares	Fair	12/1/2014		12/1/2014
	Held at	Gross	Gross	Held at	Value at	to		to
Affiliated Issuer	11/30/2014	Additions	Sales	11/30/2015	11/30/2015	11/30/2015		11/30/2015
Lord Abbett Affiliated Fund, Inc.–Class I	3,350,823	524,971	(108,469)	3,767,325	$54,776,910	$4,865,101	(a)	$1,395,867
Lord Abbett Developing Growth Fund, Inc.–Class I	565,275	100,791	(46,097)	619,969	13,670,313	1,809,661	(b)	–
Lord Abbett Securities Trust-Fundamental Equity Fund–Class I	3,065,556	467,030	(120,554)	3,412,032	41,285,591	4,190,354	(c)	640,587
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	1,850,156	129,702	(196,365)	1,783,493	40,824,142	4,522,602	(d)	–
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	1,609,169	351,046	(224,960)	1,735,255	41,004,075	7,180,265	(e)	–
Lord Abbett Securities Trust–International Core Equity Fund–Class I	2,392,171	254,091	(56,022)	2,590,240	32,533,409	263,292		470,230
Lord Abbett Securities Trust–International Opportunities Fund–Class I	1,258,934	135,587	(137,736)	1,256,785	22,069,142	2,046,967	(f)	295,428
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	1,372,877	119,398	(38,885)	1,453,390	27,425,475	2,200,496	(g)	–
Total					$273,589,057	$27,078,738		$2,802,112

(a)	Includes $4,004,032 of distributed capital gains.
(b)	Includes $1,058,249 of distributed capital gains.
(c)	Includes $3,487,297 of distributed capital gains.
(d)	Includes $1,884,316 of distributed capital gains.
(e)	Includes $5,233,389 of distributed capital gains.
(f)	Includes $606,483 of distributed capital gains.
(g)	Includes $1,894,997 of distributed capital gains.

Notes to Financial Statements (continued)

				Multi-Asset Balanced Opportunity Fund

						Net Realized		Dividend
	Balance of			Balance of		Gain (Loss)		Income
	Shares			Shares	Fair	12/1/2014		12/1/2014
	Held at	Gross	Gross	Held at	Value at	to		to
Affiliated Issuer	11/30/2014	Additions	Sales	11/30/2015	11/30/2015	11/30/2015		11/30/2015
Lord Abbett Affiliated Fund, Inc.–Class I	1,094,993	966	(1,095,959)	–	$–	$(201,769)		$15,754
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	9,555,754	1,724,200	(205,015)	11,074,939	205,772,359	14,048,470	(a)	4,178,732
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	12,570,009	2,496,029	(885,993)	14,180,045	269,137,256	22,097,734	(b)	4,174,893
Lord Abbett Investment Trust–Convertible Fund–Class I	15,263,418	4,704,900	(381,632)	19,586,686	219,175,015	20,801,928	(c)	5,897,536
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	5,621,994	2,522,655	(485,246)	7,659,403	83,181,118	173,276		1,902,937
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	20,042,841	20,324,694	(4,432,555)	35,934,980	183,987,095	(6,096,479)		5,442,397
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	1,285,074	253,218	(1,538,292)	–	–	3,747,608	(d)	–
Lord Abbett Investment Trust–High Yield Fund–Class I	67,338,873	13,146,611	(12,582,511)	67,902,973	484,148,198	12,358,377	(e)	29,779,804
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	30,860,292	19,572,317	(744,134)	49,688,475	346,825,553	15,250,992	(f)	11,840,316
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	10,235,158	1,220,301	(1,908,396)	9,547,063	244,500,278	20,373,790		2,164,872
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	25,549,883	24,062,115	(27,174,010)	22,437,988	97,605,251	(2,076,271)		3,681,928
Total					$2,134,332,123	$100,477,656		$69,079,169

(a)	Includes $13,171,159 of distributed capital gains.
(b)	Includes $18,458,795 of distributed capital gains.
(c)	Includes $20,124,817 of distributed capital gains.
(d)	Includes $4,195,381 of distributed capital gains.
(e)	Includes $11,576,864 of distributed capital gains.
(f)	Includes $16,218,637 of distributed capital gains.

Notes to Financial Statements (continued)

				Multi-Asset Growth Fund

						Net Realized		Dividend
	Balance of			Balance of		Gain (Loss)		Income
	Shares			Shares	Fair	12/1/2014		12/1/2014
	Held at	Gross	Gross	Held at	Value at	to		to
Affiliated Issuer	11/30/2014	Additions	Sales	11/30/2015	11/30/2015	11/30/2015		11/30/2015
Lord Abbett Affiliated Fund, Inc.–Class I	5,643,275	285,390	(3,069,853)	2,858,812	$41,567,127	$7,743,012	(a)	$1,220,849
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund–Class I	6,631,984	1,166,113	(528,307)	7,269,790	135,072,701	10,834,036	(b)	2,739,460
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	9,070,300	2,193,752	(461,661)	10,802,391	205,029,386	16,079,179	(c)	3,166,219
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	2,364,631	1,496,365	(360,377)	3,500,619	38,016,717	154,678		828,360
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	762,399	121,932	(884,331)	–	–	2,171,596	(d)	–
Lord Abbett Investment Trust–High Yield Fund–Class I	37,266,384	9,144,404	(6,923,863)	39,486,925	281,541,776	5,380,842	(e)	17,080,117
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	20,261,813	16,984,884	(892,571)	36,354,126	253,751,802	10,990,566	(f)	8,645,770
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	7,418,853	1,056,723	(501,311)	7,974,265	204,220,922	4,971,187		1,574,435
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	6,224,959	13,512,724	(10,254,951)	9,482,732	41,249,883	(781,931)		1,625,051
Total					$1,200,450,314	$57,543,165		$36,880,261

(a)	Includes $3,038,435 of distributed capital gains.
(b)	Includes $8,634,645 of distributed capital gains.
(c)	Includes $13,999,062 of distributed capital gains.
(d)	Includes $2,489,006 of distributed capital gains.
(e)	Includes $6,450,718 of distributed capital gains.
(f)	Includes $11,286,839 of distributed capital gains.

Notes to Financial Statements (continued)

					Multi-Asset Income Fund

						Net Realized		Dividend
	Balance of			Balance of		Gain (Loss)		Income
	Shares			Shares	Fair	12/1/2014		12/1/2014
	Held at	Gross	Gross	Held at	Value at	to		to
Affiliated Issuer	11/30/2014	Additions	Sales	11/30/2015	11/30/2015	11/30/2015		11/30/2015
Lord Abbett Affiliated Fund, Inc.–Class I	898,552	276,532	(1,175,084)	–	$–	$116,028		$7,983
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund–Class I	5,856,480	1,121,648	(1,607,539)	5,370,589	101,933,777	9,132,568	(a)	1,586,352
Lord Abbett Investment Trust–Convertible Fund–Class I	18,437,082	3,466,435	(1,864,204)	20,039,313	224,239,911	24,138,971	(b)	6,752,268
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	6,384,403	2,515,977	(1,555,732)	7,344,648	79,762,877	334,309		1,951,794
Lord Abbett Global Fund, Inc.–Emerging Markets Currency Fund–Class I	24,869,213	20,690,718	(5,779,216)	39,780,715	203,677,263	(5,001,995)		6,112,016
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	1,704,870	285,513	(1,990,383)	–	–	4,975,197	(c)	–
Lord Abbett Investment Trust–High Yield Fund–Class I	114,475,224	13,391,871	(23,147,644)	104,719,451	746,649,685	11,109,004	(d)	48,816,603
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	24,112,766	15,243,049	(3,972,236)	35,383,579	246,977,382	6,979,513	(e)	9,175,900
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	4,760,063	807,452	(2,452,968)	3,114,547	79,763,559	15,610,048		936,305
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	142,470,675	34,129,100	(49,606,903)	126,992,872	552,418,993	(6,655,273)		24,005,978
Total					$2,235,423,447	$60,738,370		$99,345,199

(a)	Includes $7,013,868 of distributed capital gains.
(b)	Includes $24,309,292 of distributed capital gains.
(c)	Includes $5,565,890 of distributed capital gains.
(d)	Includes $19,566,671 of distributed capital gains.
(e)	Includes $12,647,079 of distributed capital gains.

11.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	INVESTMENT RISKS

The Funds invest principally in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and

Notes to Financial Statements (continued)

on the Fund’s particular allocation of assets among the Underlying Funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and the NAVs of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to an Underlying Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Underlying Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or companies held in the Underlying Fund fails to produce the intended result, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Each Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. The cost of a Fund’s potential use of forward currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Underlying Fund’s investments in emerging market companies generally are subject to more risks than investments in developed market companies.

Because Multi-Asset Income Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with fixed income securities. Similarly, since Diversified Equity Strategy Fund generally will be invested in equity funds and Multi-Asset Growth Fund will be more heavily invested in equity funds than fixed income funds, each will be more affected by the risks associated with stocks and other equity investments. Given Multi-Asset Balanced Opportunity Fund’s more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments.

Each Fund may invest in derivatives, either directly or through its Underlying Funds. Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may

Notes to Financial Statements (continued)

lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect each Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
Diversified Equity Strategy Fund	November 30, 2015		November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,824,637	$36,153,547	1,382,387	$29,277,937
Converted from Class B*	79,230	1,562,760	26,412	568,203
Reinvestment of distributions	1,103,422	21,296,048	737,949	15,135,328
Shares reacquired	(1,757,621)	(34,661,459)	(1,997,653)	(42,190,105)
Increase	1,249,668	$24,350,896	149,095	$2,791,363
Class B Shares
Shares sold	6,674	$126,313	21,736	$467,535
Reinvestment of distributions	43,440	822,745	35,255	711,097
Shares reacquired	(43,377)	(847,139)	(79,492)	(1,657,523)
Converted to Class A*	(80,996)	(1,562,760)	(26,982)	(568,203)
Decrease	(74,259)	$(1,460,841)	(49,483)	$(1,047,094)
Class C Shares
Shares sold	512,256	$9,805,775	589,792	$12,203,876
Reinvestment of distributions	429,020	8,082,739	269,816	5,423,294
Shares reacquired	(788,551)	(15,122,812)	(587,030)	(12,164,786)
Increase	152,725	$2,765,702	272,578	$5,462,384
Class F Shares
Shares sold	66,821	$1,321,721	80,728	$1,717,457
Reinvestment of distributions	23,777	458,664	14,121	289,471
Shares reacquired	(81,036)	(1,580,076)	(63,184)	(1,336,659)
Increase	9,562	$200,309	31,665	$670,269
Class I Shares
Shares sold	71,482	$1,399,989	152,785	$3,276,841
Reinvestment of distributions	86,201	1,674,875	42,111	868,746
Shares reacquired	(8,175)	(158,422)	(99,586)	(2,156,379)
Increase	149,508	$2,916,442	95,310	$1,989,208

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Diversified Equity Strategy Fund	November 30, 2015		November 30, 2014
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	1,932	$38,810	2,258	$48,693
Reinvestment of distributions	1,617	31,672	880	18,289
Shares reacquired	(11,114)	(218,686)	(21,526)	(472,094)
Decrease	(7,565)	$(148,204)	(18,388)	$(405,112)
Class R3 Shares
Shares sold	209,559	$4,092,477	193,541	$4,093,035
Reinvestment of distributions	81,861	1,565,997	39,758	809,873
Shares reacquired	(93,063)	(1,831,710)	(69,943)	(1,473,236)
Increase	198,357	$3,826,764	163,356	$3,429,672
Class R4 Shares(a)
Shares sold	500.75	$10,000	–	$–
Increase	500.75	$10,000	–	$–
Class R5 Shares(a)
Shares sold	496.77	$10,000	–	$–
Increase	496.77	$10,000	–	$–
Class R6 Shares(a)
Shares sold	496.77	$10,000	–	$–
Increase	496.77	$10,000	–	$–

	Year Ended		Year Ended
Multi-Asset Balanced Opportunity Fund	November 30, 2015		November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	34,139,579	$407,392,620	24,252,111	$305,828,651
Converted from Class B*	482,076	5,737,259	481,678	6,084,420
Reinvestment of distributions	10,961,684	130,750,123	5,146,370	64,279,806
Shares reacquired	(25,259,432)	(298,985,769)	(21,090,662)	(266,312,473)
Increase	20,323,907	$244,894,233	8,789,497	$109,880,404
Class B Shares
Shares sold	77,093	$924,977	119,327	$1,482,728
Reinvestment of distributions	200,432	2,397,078	119,798	1,487,528
Shares reacquired	(555,039)	(6,594,353)	(581,608)	(7,339,652)
Converted to Class A*	(482,509)	(5,737,259)	(482,142)	(6,084,420)
Decrease	(760,023)	$(9,009,557)	(824,625)	$(10,453,816)
Class C Shares
Shares sold	13,508,246	$160,487,522	10,702,010	$134,610,239
Reinvestment of distributions	2,350,213	27,893,666	853,449	10,603,330
Shares reacquired	(7,791,482)	(91,698,340)	(4,072,565)	(51,197,948)
Increase	8,066,977	$96,682,848	7,482,894	$94,015,621
Class F Shares
Shares sold	4,115,398	$49,255,020	4,898,900	$61,799,336
Reinvestment of distributions	484,692	5,773,044	133,205	1,678,170
Shares reacquired	(3,260,033)	(38,762,084)	(1,316,048)	(16,492,526)
Increase	1,340,057	$16,265,980	3,716,057	$46,984,980

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Multi-Asset Balanced Opportunity Fund	November 30, 2015		November 30, 2014
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	751,077	$9,000,850	650,964	$8,220,947
Reinvestment of distributions	214,500	2,560,345	115,229	1,437,634
Shares reacquired	(912,790)	(10,914,502)	(902,263)	(11,348,491)
Increase (decrease)	52,787	$646,693	(136,070)	$(1,689,910)
Class P Shares
Shares sold	24,787	$295,709	8,352	$104,828
Reinvestment of distributions	8,648	102,921	5,129	63,603
Shares reacquired	(45,041)	(542,542)	(37,254)	(463,069)
Decrease	(11,606)	$(143,912)	(23,773)	$(294,638)
Class R2 Shares
Shares sold	28,321	$341,672	28,628	$366,469
Reinvestment of distributions	8,879	107,925	5,035	63,684
Shares reacquired	(45,101)	(547,418)	(72,476)	(931,154)
Decrease	(7,901)	$(97,821)	(38,813)	$(501,001)
Class R3 Shares
Shares sold	1,390,264	$16,495,412	874,472	$11,000,518
Reinvestment of distributions	260,576	3,100,435	120,915	1,506,072
Shares reacquired	(1,008,206)	(11,858,109)	(913,277)	(11,508,755)
Increase	642,634	$7,737,738	82,110	$997,835
Class R4 Shares(a)
Shares sold	845	$10,109	–	$–
Reinvestment of distributions	10	109	–	–
Increase	855	$10,218	–	$–
Class R5 Shares(a)
Shares sold	835	$10,000	–	$–
Reinvestment of distributions	11	118	–	–
Increase	846	$10,118	–	$–
Class R6 Shares(a)
Shares sold	835	$10,000	–	$–
Reinvestment of distributions	11	118	–	–
Increase	846	$10,118	–	$–

	Year Ended		Year Ended
Multi-Asset Growth Fund	November 30, 2015		November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	11,847,745	$208,893,760	8,225,901	$155,055,410
Converted from Class B*	225,673	3,959,987	210,704	3,966,866
Reinvestment of distributions	4,978,908	88,351,387	2,914,783	53,581,868
Shares reacquired	(9,125,860)	(160,153,829)	(7,832,928)	(147,345,727)
Increase	7,926,466	$141,051,305	3,518,460	$65,258,417

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Multi-Asset Growth Fund	November 30, 2015		November 30, 2014
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	24,096	$420,474	48,858	$910,687
Reinvestment of distributions	115,165	2,034,227	90,061	1,637,628
Shares reacquired	(163,865)	(2,866,075)	(236,905)	(4,410,442)
Converted to Class A*	(227,306)	(3,959,987)	(212,154)	(3,966,866)
Decrease	(251,910)	$(4,371,361)	(310,140)	$(5,828,993)
Class C Shares
Shares sold	5,093,857	$89,453,285	3,334,640	$62,308,573
Reinvestment of distributions	1,124,000	19,804,700	551,249	10,035,984
Shares reacquired	(2,747,173)	(47,728,192)	(1,462,444)	(27,323,228)
Increase	3,470,684	$61,529,793	2,423,445	$45,021,329
Class F Shares
Shares sold	2,765,307	$49,228,234	2,674,235	$50,409,805
Reinvestment of distributions	288,572	5,111,130	62,189	1,148,155
Shares reacquired	(2,053,406)	(35,755,638)	(806,481)	(15,294,760)
Increase	1,000,473	$18,583,726	1,929,943	$36,263,200
Class I Shares
Shares sold	154,080	$2,711,943	147,469	$2,848,487
Reinvestment of distributions	60,170	1,075,566	26,332	484,705
Shares reacquired	(117,513)	(2,061,801)	(31,636)	(607,935)
Increase	96,737	$1,725,708	142,165	$2,725,257
Class P Shares
Reinvestment of distributions	12	$206	11.140	$205
Shares reacquired	–	–	(95.950)	(1,795)
Increase (decrease)	12	$206	(84.810)	$(1,590)
Class R2 Shares
Shares sold	3,635	$64,673	9,047.00	$170,589
Reinvestment of distributions	1,292	23,295	653.83	12,177
Shares reacquired	(5,073)	(91,863)	(2,870.09)	(55,219)
Increase (decrease)	(146)	$(3,895)	6,830.74	$127,547
Class R3 Shares
Shares sold	629,821	$11,110,702	361,097	$6,762,147
Reinvestment of distributions	143,004	2,531,656	73,341	1,344,366
Shares reacquired	(366,141)	(6,363,958)	(232,300)	(4,353,922)
Increase	406,684	$7,278,400	202,138	$3,752,591
Class R4 Shares(a)
Shares sold	617	$10,862	–	$–
Reinvestment of distributions	3	43	–	–
Increase	620	$10,905	–	$–
Class R5 Shares(a)
Shares sold	563.38	$10,000	–	$–
Reinvestment of distributions	3.01	49	–	–
Increase	566.39	$10,049	–	$–

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Multi-Asset Growth Fund	November 30, 2015		November 30, 2014
Class R6 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	563.38	$10,000	–	$–
Reinvestment of distributions	3.01	49	–	–
Increase	566.39	$10,049	–	$–

	Year Ended		Year Ended
Multi-Asset Income Fund	November 30, 2015		November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	23,011,991	$344,010,541	44,886,134	$709,268,057
Converted from Class B*	58,453	874,752	60,937	960,596
Reinvestment of distributions	4,811,366	71,750,485	3,092,114	48,407,981
Shares reacquired	(26,220,589)	(390,618,450)	(16,272,933)	(256,987,018)
Increase	1,661,221	$26,017,328	31,766,252	$501,649,616
Class B Shares
Shares sold	25,339	$386,656	32,411	$518,659
Reinvestment of distributions	24,978	377,825	27,306	430,604
Shares reacquired	(98,707)	(1,489,959)	(71,362)	(1,140,563)
Converted to Class A*	(57,738)	(874,752)	(60,262)	(960,596)
Decrease	(106,128)	$(1,600,230)	(71,907)	$(1,151,896)
Class C Shares
Shares sold	15,355,766	$233,496,739	27,724,805	$443,089,020
Reinvestment of distributions	2,820,843	42,608,863	1,593,110	25,208,155
Shares reacquired	(13,657,115)	(205,251,179)	(6,371,461)	(101,662,288)
Increase	4,519,494	$70,854,423	22,946,454	$366,634,887
Class F Shares
Shares sold	12,210,973	$183,537,685	30,830,482	$487,732,265
Reinvestment of distributions	2,220,896	33,141,201	1,246,689	19,541,075
Shares reacquired	(21,603,452)	(321,771,887)	(9,533,371)	(150,153,020)
Increase (decrease)	(7,171,583)	$(105,093,001)	22,543,800	$357,120,320
Class I Shares
Shares sold	390,406	$5,829,498	1,303,831	$20,397,674
Reinvestment of distributions	78,460	1,165,596	34,337	538,047
Shares reacquired	(740,143)	(10,799,179)	(244,331)	(3,866,177)
Increase (decrease)	(271,277)	$(3,804,085)	1,093,837	$17,069,544
Class R2 Shares
Shares sold	27,718	$414,417	33,280	$535,878
Reinvestment of distributions	840	12,855	651	10,400
Shares reacquired	(23,066)	(353,917)	(46,510)	(757,495)
Increase (decrease)	5,492	$73,355	(12,579)	$(211,217)
Class R3 Shares
Shares sold	625,847	$9,327,242	336,687	$5,320,513
Reinvestment of distributions	64,867	965,504	40,941	640,123
Shares reacquired	(279,850)	(4,140,117)	(132,784)	(2,096,877)
Increase	410,864	$6,152,629	244,844	$3,863,759

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
Multi-Asset Income Fund	November 30, 2015		November 30, 2014
Class R4 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	692.32	$10,354	–	$–
Reinvestment of distributions	9.36	134	–	–
Increase	701.68	$10,488	–	$–
Class R5 Shares(a)
Shares sold	671.14	$10,000	–	$–
Reinvestment of distributions	10.09	144	–	–
Increase	681.23	$10,144	–	$–
Class R6 Shares(a)
Shares sold	671.14	$10,000	–	$–
Reinvestment of distributions	10.13	145	–	–
Increase	681.27	$10,145	–	$–

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund (collectively, the “Funds”), four of the twelve funds constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, brokers, and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 26, 2016

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of Diversified Equity Strategy Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund was held on November 5, 2015, and adjourned to December 15, 2015. The joint special meeting was held for shareholders of the Funds to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1. To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a) Amend the fundamental investment restriction with respect to Borrowing

		Votes		Broker
	Votes For	Against	Abstain	Non-Votes
Diversified Equity Strategy Fund	5,299,509	172,627	388,113	1,506,048
Multi-Asset Balanced Opportunity Fund	67,896,591	3,493,258	7,089,177	21,618,910
Multi-Asset Growth Fund	25,159,860	1,398,926	2,269,555	8,301,903
Multi-Asset Income Fund	62,767,193	3,687,585	5,782,852	13,417,990

1. To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b) Amend the fundamental investment restriction with respect to Lending

		Votes		Broker
	Votes For	Against	Abstain	Non-Votes
Diversified Equity Strategy Fund	5,271,602	199,610	389,037	1,506,048
Multi-Asset Balanced Opportunity Fund	67,920,875	3,511,365	7,046,786	21,618,910
Multi-Asset Growth Fund	25,125,887	1,430,226	2,272,228	8,301,903
Multi-Asset Income Fund	62,761,286	3,717,974	5,758,370	13,417,990

2. To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

		Votes		Broker
	Votes For	Against	Abstain	Non-Votes
Diversified Equity Strategy Fund	6,819,766	119,600	426,931	–
Multi-Asset Balanced Opportunity Fund	91,313,034	1,862,308	6,922,594	–
Multi-Asset Growth Fund	33,810,228	924,371	2,395,645	–
Multi-Asset Income Fund	77,676,626	1,949,804	6,029,190	–

Investments in Underlying Funds (unaudited)

The Funds invest in Underlying Funds managed by Lord Abbett. As of November 30, 2015, each Fund’s investments in the Underlying Funds were allocated as follows:

Diversified Equity Strategy Fund’s Investments:

Underlying Fund Name	% of Investments in Underlying Funds
Lord Abbett Affiliated Fund, Inc. – Class I	20.02%
Lord Abbett Developing Growth Fund, Inc. – Class I	5.00%
Lord Abbett Securities Trust – Fundamental Equity Fund – Class I	15.09%
Lord Abbett Securities Trust – Growth Leaders Fund – Class I	14.92%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	14.99%
Lord Abbett Securities Trust – International Core Equity Fund – Class I	11.89%
Lord Abbett Securities Trust – International Opportunities Fund – Class I	8.07%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	10.02%

Multi-Asset Balanced Opportunity Fund’s Investments:

Underlying Fund Name	% of Investments in Underlying Funds
Lord Abbett Equity Trust – Calibrated Large Cap Value Fund – Class I	9.64%
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	12.61%
Lord Abbett Investment Trust – Convertible Fund – Class I	10.27%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	3.90%
Lord Abbett Global Fund, Inc. Emerging Markets Currency Fund – Class I	8.62%
Lord Abbett Investment Trust – High Yield Fund – Class I	22.68%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	16.25%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	11.46%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	4.57%

Multi-Asset Growth Fund’s Investments:

Underlying Fund Name	% of Investments in Underlying Funds
Lord Abbett Affiliated Fund, Inc. – Class I	3.46%
Lord Abbett Equity Trust – Calibrated Large Cap Value Fund – Class I	11.25%
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	17.08%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	3.17%
Lord Abbett Investment Trust – High Yield Fund – Class I	23.45%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	21.14%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	17.01%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	3.44%

Multi-Asset Income Fund’s Investments:

Underlying Fund Name	% of Investments in Underlying Funds
Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund – Class I	4.56%
Lord Abbett Investment Trust – Convertible Fund – Class I	10.03%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	3.57%
Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund – Class I	9.11%
Lord Abbett Investment Trust – High Yield Fund – Class I	33.40%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	11.05%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	3.57%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	24.71%

Investments in Underlying Funds (unaudited)(continued)

The Ten Largest Holdings and the Holdings by Sector, as of November 30, 2015, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Affiliated Fund, Inc.

Ten Largest Holdings	% of Investments
Chevron Corp.	3.61%
Intel Corp.	3.61%
JPMorgan Chase & Co.	3.48%
Pfizer, Inc.	3.42%
General Electric Co.	2.78%
AT&T, Inc.	2.70%
Apple, Inc.	2.36%
Cisco Systems, Inc.	2.29%
Eli Lilly & Co.	2.03%
Ford Motor Co.	2.02%

Holdings by Sector*	% of Investments
Consumer Discretionary	7.92%
Consumer Staples	9.91%
Energy	11.28%
Financials	21.39%
Health Care	9.59%
Industrials	11.62%
Information Technology	15.06%
Materials	3.47%
Telecommunication Services	4.15%
Utilities	5.19%
Repurchase Agreement	0.42%
Total	100.00%
*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Equity Trust – Calibrated Large Cap Value Fund

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	3.94%
Chevron Corp.	3.55%
General Electric Co.	3.45%
Pfizer, Inc.	3.45%
Citigroup, Inc.	3.40%
Intel Corp.	2.66%
ACE Ltd.	2.25%
AT&T, Inc.	2.23%
Fidelity National Information Services, Inc.	2.13%
Capital One Financial Corp.	2.05%

Holdings by Sector*	% of Investments
Consumer Discretionary	5.23%
Consumer Staples	6.15%
Energy	12.87%
Financials	30.77%
Health Care	11.09%
Industrials	10.53%
Information Technology	12.05%
Materials	2.69%
Telecommunication Services	2.88%
Utilities	5.43%
Repurchase Agreement	0.31%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Equity Trust – Calibrated Mid Cap Value Fund

Ten Largest Holdings	% of Investments
Fifth Third Bancorp	2.56%
XL Group plc	2.39%
Invesco Ltd.	2.26%
Whirlpool Corp.	2.24%
M&T Bank Corp.	2.19%
ON Semiconductor Corp.	1.76%
Everest Re Group Ltd.	1.73%
Fidelity National Information Services, Inc.	1.70%
Stanley Black & Decker, Inc.	1.70%
Hartford Financial Services Group, Inc. (The)	1.68%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	8.52%
Consumer Staples	3.72%
Energy	8.81%
Financials	34.13%
Health Care	6.11%
Industrials	9.80%
Information Technology	10.65%
Materials	6.02%
Telecommunication Services	1.10%
Utilities	10.99%
Repurchase Agreement	0.15%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Investment Trust – Convertible Fund

Ten Largest Holdings	% of Investments
Intel Corp., 2.95%, 12/15/2035	4.37%
Yahoo!, Inc., Zero Coupon, 12/1/2018	3.81%
Wells Fargo & Co., 7.50%, TBA	3.22%
Newmont Mining Corp., 1.625%, 7/15/2017	3.18%
Allergan plc, 5.50%, TBA	2.53%
Toll Brothers Finance Corp., 0.50%, 9/15/2032	2.48%
MGIC Investment Corp., 9.00%, 4/1/2063	2.44%
American Tower Corp., 5.25%, TBA	2.30%
VeriSign, Inc., 4.297%, 8/15/2037	2.01%
Fiat Chrysler Automobiles NV, 7.875%, 12/15/2016	1.98%

Holdings by Sector*	% of Investments
Consumer Discretionary	7.71%
Consumer Staples	4.21%
Energy	4.87%
Financials	14.09%
Healthcare	11.97%
Industrials	6.35%
Materials	6.01%
Media	1.24%
Technology	33.71%
Telecommunications	5.61%
Transportation	1.11%
Utilities	1.61%
Repurchase Agreement	1.51%
Total	100.00%
*	A sector may comprise several industries

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Investment Trust – Core Fixed Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 1.25%, 11/30/2018	9.49%
U.S. Treasury Note, 0.875%, 10/15/2017	6.62%
U.S. Treasury Note, 1.375%, 10/31/2020	6.01%
Federal National Mortgage Assoc., 4.50%, TBA	4.62%
Federal National Mortgage Assoc., 3.50%, 11/1/2045	2.61%
U.S. Treasury Note, 0.625%, 2/15/2017	2.24%
Federal Home Loan Mortgage Corp., 3.50%, TBA	2.24%
U.S. Treasury Note, 1.75%, 4/30/2022	2.16%
U.S. Treasury Note, 1.375%, 9/30/2020	1.86%
U.S. Treasury Bond, 3.00%, 5/15/2045	1.76%

Holdings by Sector*	% of Investments
Auto	0.37%
Basic Industry	0.23%
Consumer Cyclicals	0.50%
Consumer Services	1.72%
Consumer Staples	0.40%
Energy	3.21%
Financial Services	27.78%
Foreign Government	1.82%
Health Care	1.26%
Integrated Oil	0.29%
Materials and Processing	0.92%
Municipal	0.35%
Producer Durables	0.48%
Technology	1.41%
Telecommunications	1.47%
Transportation	0.35%
U.S. Government	53.83%
Utilities	0.95%
Repurchase Agreement	2.66%
Total	100.00%
* A sector may comprise several industries

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Ultimate Software Group, Inc. (The)	2.09%
Paycom Software, Inc.	1.56%
Paylocity Holding Corp.	1.53%
ZELTIQ Aesthetics, Inc.	1.49%
Benefitfocus, Inc.	1.48%
Gogo, Inc.	1.39%
IMAX Corp.	1.37%
athenahealth, Inc.	1.35%
CBOE Holdings, Inc.	1.31%
Builders FirstSource, Inc.	1.31%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	14.53%
Consumer Staples	3.82%
Energy	1.57%
Financials	9.30%
Health Care	22.46%
Industrials	9.19%
Information Technology	37.19%
Materials	0.26%
Repurchase Agreement	1.68%
Total	100.00%
* A sector may comprise several industries

Lord Abbett Global Fund, Inc. – Emerging Markets Currency Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 1.375%, 10/31/2020	1.38%
Teva Pharmaceutical Finance Co BV, 2.40%, 11/10/2016	1.19%
Citigroup Commercial Mortgage Trust 2015-SSHP C, 2.307%, 9/15/2017	1.07%
Cox Communications, Inc., 5.875%, 12/1/2016	1.00%
LB-UBS Commercial Mortgage Trust 2006-C6 AM, 5.413%, 9/15/2039	0.97%
Citigroup Commercial Mortgage Trust 2015-SSHP B, 1.857%, 9/15/2017	0.95%
Hewlett-Packard Enterprise Co., 2.059%, 10/05/2017	0.86%
Federal National Mortgage Assoc., 3.476%, 11/1/2040	0.81%
U.S. Treasury Note, 0.875%, 10/15/2017	0.78%
Zoetis, Inc., 1.15%, 2/1/2016	0.78%

Holdings by Sector*	% of Investments
Asset Backed	15.07%
Automotive	1.24%
Banking	4.18%
Basic Industry	2.95%
Capital Goods	1.62%
Consumer Goods	1.69%
Energy	8.20%
Financial Services	2.99%
Foreign Government	0.03%
Healthcare	5.75%
Insurance	1.09%
Leisure	2.10%
Media	3.35%
Mortgage Backed	31.04%
Municipal	0.49%
Real Estate	3.16%
Retail	0.47%
Services	0.58%
Technology & Electronics	3.27%
Telecommunications	1.30%
Transportation	2.12%
U.S. Government	5.18%
Utility	2.13%
Total	100.00%

*   A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – Fundamental Equity Fund

Ten Largest Holdings	% of Investments
General Electric Co.	4.75%
JPMorgan Chase & Co.	4.59%
Pfizer, Inc.	4.48%
Exxon Mobil Corp.	4.36%
Intel Corp.	3.54%
American International Group, Inc.	3.29%
Merck & Co., Inc.	3.23%
PepsiCo, Inc.	3.14%
Microsoft Corp.	3.00%
Citizens Financial Group, Inc.	2.77%

Holdings by Sector*	% of Investments
Consumer Discretionary	5.62%
Consumer Staples	6.74%
Energy	13.01%
Financials	27.96%
Health Care	10.03%
Industrials	12.16%
Information Technology	12.69%
Materials	3.65%
Telecommunication Services	2.02%
Utilities	4.34%
Repurchase Agreement	1.78%
Total	100.00%
* A sector may comprise several industries.

Lord Abbett Securities Trust – Growth Leaders Fund

Ten Largest Holdings	% of Investments
Alphabet, Inc. Class A	6.81%
Facebook, Inc. Class A	5.20%
Amazon.com, Inc.	4.59%
Apple, Inc.	3.96%
Microsoft Corp.	2.94%
Visa, Inc. Class A	2.46%
Adobe Systems, Inc.	2.17%
Home Depot, Inc. (The)	2.02%
MasterCard, Inc. Class A	1.88%
salesforce.com, Inc.	1.75%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	20.28%
Consumer Staples	5.42%
Energy	0.51%
Financials	6.32%
Health Care	10.50%
Industrials	10.39%
Information Technology	42.99%
Utilities	0.49%
Repurchase Agreement	3.10%
Total	100.00%
* A sector may comprise several industries.

Lord Abbett Research Fund, Inc. – Growth Opportunities Fund

Ten Largest Holdings	% of Investments
AutoZone, Inc.	2.09%
Intercontinental Exchange, Inc.	2.00%
Alliance Data Systems Corp.	2.00%
Red Hat, Inc.	1.96%
Activision Blizzard, Inc.	1.75%
L Brands, Inc.	1.66%
Delphi Automotive plc	1.64%
LinkedIn Corp. Class A	1.63%
Fiserv, Inc.	1.59%
Roper Technologies, Inc.	1.58%

Holdings by Sector*	% of Investments
Consumer Discretionary	21.25%
Consumer Staples	8.69%
Financials	8.18%
Health Care	17.57%
Industrials	15.86%
Information Technology	23.25%
Materials	4.71%
Repurchase Agreement	0.49%
Total	100.00%

*   A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments
Neptune Finco Corp., 10.875%, 10/15/2025	1.32%
T-Mobile USA, Inc., 6.836%, 4/28/2023	0.68%
MGM Resorts International, 6.00%, 3/15/2023	0.66%
WhiteWave Foods Co. (The), 5.375%, 10/1/2022	0.65%
AMC Networks, Inc., 4.75%, 12/15/2022	0.65%
DISH DBS Corp., 5.875%, 7/15/2022	0.65%
Frontier Communications Corp., 11.00%, 9/15/2025	0.64%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.00%, 10/1/2021	0.58%
L Brands, Inc., 6.875%, 11/1/2035	0.56%
Frontier Communications Corp., 10.50%, 9/15/2022	0.56%

Holdings by Sector*	% of Investments
Asset Backed	0.09%
Automotive	2.05%
Banking	3.53%
Basic Industry	10.06%
Capital Goods	5.10%
Consumer Goods	6.63%
Energy	11.46%
Financial Services	3.84%
Foreign Sovereign	0.63%
Healthcare	7.34%
Insurance	0.66%
Leisure	7.22%
Media	10.53%
Real Estate	0.49%
Retail	7.58%
Services	2.92%
Technology & Electronics	6.29%
Telecommunications	7.86%
Transportation	2.44%
Utility	1.94%
Repurchase Agreement	1.34%
Total	100.00%
* A sector may comprise several industries

Lord Abbett Securities Trust – International Core Equity Fund

Ten Largest Holdings	% of Investments
Heineken Holding NV	2.54%
Danone SA	2.28%
Imperial Tobacco Group plc	2.25%
Honda Motor Co., Ltd.	2.05%
Novartis AG Registered Shares	1.90%
SAP SE	1.90%
Roche Holding AG	1.90%
SCSK Corp.	1.86%
Baidu, Inc. ADR	1.86%
Safran SA	1.84%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	11.32%
Consumer Staples	12.98%
Energy	4.54%
Financials	23.47%
Health Care	13.22%
Industrials	12.11%
Information Technology	9.12%
Materials	2.11%
Telecommunication Services	5.03%
Utilities	4.14%
Repurchase Agreement	1.96%
Total	100.00%
* A sector may comprise several industries.

Lord Abbett Securities Trust – International Dividend Income Fund

Ten Largest Holdings	% of Investments
Imperial Tobacco Group plc	2.51%
National Grid plc	2.51%
Snam SpA	2.26%
Whitecap Resources, Inc.	2.22%
Enagas SA	2.05%
National Australia Bank Ltd.	2.03%
Royal Dutch Shell plc Class A ADR	2.00%
Crescent Point Energy Corp.	1.91%
Berkeley Group Holdings plc	1.82%
HSBC Holdings plc	1.81%

Holdings by Sector*	% of Investments
Consumer Discretionary	9.73%
Consumer Staples	7.20%
Energy	10.92%
Financials	27.54%
Health Care	5.79%
Industrials	10.01%
Information Technology	2.96%
Materials	1.63%
Telecommunication Services	12.81%
Utilities	10.26%
Repurchase Agreement	1.15%
Total	100.00%

* A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments
Techtronic Industries Co., Ltd.	1.73%
Dewan Housing Finance Corp., Ltd.	1.66%
SCSK Corp.	1.65%
Spotless Group Holdings Ltd.	1.65%
Obic Co., Ltd.	1.62%
Loomis AB Class B	1.61%
Gategroup Holding AG	1.58%
Merlin Properties Socimi SA	1.58%
Davide Campari-Milano SpA	1.57%
Sundrug Co., Ltd.	1.56%

Holdings by Sector*	% of Investments
Consumer Discretionary	20.66%
Consumer Staples	7.98%
Energy	1.95%
Financials	22.30%
Health Care	3.46%
Industrials	20.65%
Information Technology	12.66%
Materials	4.03%
Telecommunication Services	1.23%
Utilities	2.23%
Repurchase Agreement	2.85%
Total	100.00%
* A sector may comprise several industries.

Lord Abbett Mid Cap Stock Fund, Inc.

Ten Largest Holdings	% of Investments
XL Group plc	2.40%
Hartford Financial Services Group, Inc. (The)	2.39%
PPL Corp.	2.28%
M&T Bank Corp.	2.24%
Edison International	2.14%
Cimarex Energy Co.	2.05%
Whirlpool Corp.	1.93%
Fidelity National Information Services, Inc.	1.87%
UDR, Inc.	1.83%
Lincoln National Corp.	1.81%

Investments in Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	10.09%
Consumer Staples	2.59%
Energy	9.41%
Financials	35.58%
Health Care	7.12%
Industrials	8.22%
Information Technology	11.62%
Materials	3.89%
Utilities	10.33%
Repurchase Agreement	1.15%
Total	100.00%
* A sector may comprise several industries.

Lord Abbett Investment Trust – Short Duration Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 0.875%, 10/15/2017	1.35%
U.S. Treasury Note, 1.00%, 9/30/2016	0.83%
U.S. Treasury Note, 0.875%, 9/15/2016	0.83%
Air Lease Corp., 5.625%, 4/1/2017	0.78%
HBOS plc, 6.75%, 5/21/2018	0.73%
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM, 5.591%, 4/15/2047	0.63%
BAMLL Commercial Mortgage Securities Trust 2014-IP A, 2.808%, 6/15/2028	0.63%
Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/2020	0.62%
Forest Laboratories LLC, 4.375%, 2/1/2019	0.58%
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD A, 2.952%, 11/14/2027	0.56%

Holdings by Sector*	% of Investments
Auto	2.41%
Basic Industry	0.66%
Capital Goods	0.90%
Consumer Cyclicals	1.84%
Consumer Discretionary	1.31%
Consumer Services	2.22%
Consumer Staples	1.61%
Energy	7.11%
Financial Services	54.86%
Foreign Government	0.23%
Health Care	4.96%
Integrated Oils	0.41%
Materials & Processing	2.26%
Municipal	0.71%
Producer Durables	0.96%
Technology	2.71%
Telecommunications	1.59%
Transportation	0.84%
U.S. Government	7.80%
Utilities	2.07%
Repurchase Agreement	2.54%
Total	100.00%
* A sector may comprise several industries

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments
South State Corp.	2.88%
IDACORP, Inc.	2.53%
PrivateBancorp, Inc.	2.41%
RenaissanceRe Holdings Ltd.	2.41%
Western Alliance Bancorp	2.36%
Electronics for Imaging, Inc.	2.32%
STERIS plc	2.21%
Carrizo Oil & Gas, Inc.	2.00%
First Industrial Realty Trust, Inc.	1.95%
Littelfuse, Inc.	1.92%

Holdings by Sector*	% of Investments
Consumer Discretionary	11.23%
Consumer Staples	5.71%
Energy	4.76%
Financials	27.39%
Health Care	7.44%
Industrials	11.84%
Information Technology	18.86%
Materials	8.53%
Telecommunication Services	0.93%
Utilities	2.53%
Repurchase Agreement	0.78%
Total	100.00%
* A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(concluded)

Lord Abbett Securities Trust – Value Opportunities Fund

Ten Largest Holdings	% of Investments
Federal Realty Investment Trust	2.51%
RenaissanceRe Holdings Ltd.	2.40%
STERIS plc	2.19%
AECOM	2.08%
American Water Works Co., Inc.	2.06%
Booz Allen Hamilton Holding Corp.	2.02%
Jarden Corp.	1.91%
Signature Bank	1.87%
Pinnacle Foods, Inc.	1.81%
Fidelity National Information Services, Inc.	1.78%

Holdings by Sector*	% of Investments
Consumer Discretionary	12.50%
Consumer Staples	3.12%
Energy	4.88%
Financials	26.02%
Health Care	9.35%
Industrials	11.91%
Information Technology	17.29%
Materials	6.33%
Telecommunication Services	1.47%
Utilities	6.91%
Repurchase Agreement	0.22%
Total	100.00%
* A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Alan R. Kurtz (1976)	Executive Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2000.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005 – 2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012 – 2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985 – 2012).

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Hyun Lee (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Basic Information About Management (concluded)

Length of Service
Name and	Current Position with	of Current	Principal Occupation
Year of Birth	the Trust	Position	During the Past Five Years
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Diversified Equity Strategy Fund	44%	43%
Multi-Asset Balanced Opportunity Fund	14%	27%
Multi-Asset Growth Fund	19%	38%
Multi-Asset Income Fund	4%	12%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2015, the following amounts represent capital gains:

Fund Name	Short-Term	Long-Term
Diversified Equity Strategy Fund	$–	$30,379,459
Multi-Asset Balanced Opportunity Fund	–	78,996,525
Multi-Asset Growth Fund	–	73,179,790
Multi-Asset Income Fund	8,010,385	51,623,880

Each fund intends to pass through foreign source income and foreign taxes as follows:

	Foreign
Fund Name	Source Income	Foreign Taxes
Diversified Equity Strategy Fund	$717,709	$123,787
Multi-Asset Balanced Opportunity Fund	11,840,316	1,363,074
Multi-Asset Growth Fund	8,645,771	1,001,457
Multi-Asset Income Fund	9,175,899	1,054,514

The percentages below reflect the portion of net investment income distributions paid during the fiscal year ended November 30, 2015 that is tax-exempt dividend income.

Multi-Asset Balanced Opportunity Fund	0.11%
Multi-Asset Growth Fund	0.13%
Multi-Asset Income Fund	0.11%

Lord Abbett Investment Trust

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Diversified Equity Strategy Fund Lord Abbett Multi-Asset Balanced Opportunity Fund Lord Abbett Multi-Asset Growth Fund Lord Abbett Multi-Asset Income Fund	LASAF-2 (01/16)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Convertible Fund
Core Fixed Income Fund
Floating Rate Fund
High Yield Fund
Income Fund
Inflation Focused Fund
Short Duration Income Fund
Total Return Fund

For the fiscal year ended November 30, 2015

Table of Contents

1	A Letter to Shareholders
11	Investment Comparisons
27	Information About Your Fund’s Expenses and Holdings Presented by Sector
Schedules of Investments:
44	Convertible Fund
53	Core Fixed Income Fund
71	Floating Rate Fund
92	High Yield Fund
123	Income Fund
149	Inflation Focused Fund
192	Short Duration Income Fund
244	Total Return Fund
270	Statements of Assets and Liabilities
274	Statements of Operations
276	Statements of Changes in Net Assets
282	Financial Highlights
312	Notes to Financial Statements
352	Report of Independent Registered Public Accounting Firm
353	Supplemental Information to Shareholders

Lord Abbett Investment Trust
Lord Abbett Convertible Fund, Lord Abbett Core
Fixed Income Fund, Lord Abbett Floating Rate Fund,
Lord Abbett High Yield Fund, Lord Abbett Income Fund,
Lord Abbett Inflation Focused Fund,
Lord Abbett Short Duration Income Fund, and
Lord Abbett Total Return Fund
Annual Report

For the fiscal year ended November 30, 2015

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Trustee, President and Chief Executive Officer

Convertible Fund

For the fiscal year ended November 30, 2015, the Fund returned -6.71%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch All Convertibles, All

Qualities Index1, which returned -1.94% over the same period.

 The overall U.S. equity market experienced positive returns during the 12-month period, while lower rated fixed income securities witnessed negative returns. Starting in late June 2015, credit spreads began widening due to concerns

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surrounding slower growth in China. Investor fears quickly broadened to include persistent softness in commodity markets, emerging markets weakness, rising default risk within the high yield corporate bond market, and lower prospects for global growth. Meanwhile, the domestic employment picture continued to improve as 271,000 jobs were added in October, with 211,000 more added in November 2015, and the unemployment rate held steady at 5.0%. This compares with an unemployment rate of 5.8% in November 2014 and 10.0% in October 2009, the highest level in at least the last ten years.

Security selection within the health care and energy sectors were detractors from the Fund’s relative performance during the 12-month period. The Fund’s overweight allocation to Clovis Oncology, Inc., a biopharmaceutical company detracted from relative performance. Convertibles of Clovis Oncology plummeted after the company revised data regarding the efficacy tests of a late-stage lung cancer drug, potentially delaying FDA approval of the drug. The Fund’s holdings of Chesapeake Energy, an oil and natural gas producer, further negatively impacted performance, as natural gas prices remained depressed and the firm’s production guidance relative to projected capital expenditures came in below analysts’ expectations in the first quarter of 2015.

For the 12-month period, security selection within the materials sector contributed positively to relative performance. In particular, the portfolio benefited from its exposure to RTI International Metals Inc., a global titanium supplier. Early in 2015, Alcoa announced that it would acquire RTI, driving the value of RTI’s convertible debt higher. Additionally, the Fund’s trading and overall positioning of FireEye, Inc., a provider of cyber-security solutions, contributed strongly to relative performance. Equities of FireEye rose in the first half of 2015, after the company’s first quarter earnings report included a notable increase in billings growth as well as an upward revision for both fiscal year revenue and billings guidance.

Core Fixed Income Fund

For the 12-month period ended November 30, 2015, the Fund returned 0.18%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Aggregate Bond Index2, which returned 0.97% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12 month period ending November 30, 2015, while the yield on the shorter-dated Treasury notes increased substantially over the same period, leading to a flattening of the Treasury yield curve. Lower rated fixed income securities witnessed negative returns as spreads on lower quality credits widened in the period. U.S. inflation rates remained modest, with the Consumer Price Index rising 0.2% over the 12-month period ended October 31, 2015.

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Meanwhile, the domestic employment picture continued to improve as 271,000 jobs were added in October, with 211,000 more added in November 2015, and the unemployment rate held steady at 5.0%. This compares with an unemployment rate of 5.8% a year earlier and a recent high of 10.0% in October 2009, the highest level in at least the last ten years. During the end of the 12-month period, the U.S. Federal Reserve hinted at a gradual hiking of its ultra-low target range for the fed funds rate of 0—0.25%, and it was widely believed that short-term interest rates would be increased in December, a move that would represent the first U.S. interest rate hike since June 2006.

During the 12-month period, corporate credit sectors underperformed Treasuries, likely due in part to elevated uncertainty in the second half of the period. In addition to concerns surrounding slower growth in China, investors’ fears seem to have broadened to include persistent softness in commodity markets, weakness in emerging markets, rising default risk within the high yield corporate bond market, and lower prospects for global growth. These concerns likely contributed to spreads widening in many sectors of the fixed income market in recent months, especially corporate fixed income.

As such, the Fund’s allocations to ‘BBB’-rated investment grade corporates were a drag on relative performance as higher grade credits outperformed ‘BBB’-rated corporates. Although ‘BBB’-rated corporate credits underperformed over the period, we maintain our preference for ‘BBB’-rated corporates as we believe these firms are less likely to prioritize equity holders over debt holders. Further, we believe firms in this segment of the corporate market are hesitant to increase leverage in order to protect their investment grade rating and, therefore, represent an attractive risk-return profile.

Despite the Fund’s relative underperformance, the overweight allocation to asset-backed securities (ABS) contributed positively over the period. The exposure to ABS has continued to be a source of liquidity in the portfolio. Within agency mortgage-backed securities (MBS), the Fund’s relative underweight to the sector contributed positively to performance during the period, and we believe that tactical opportunities remain available within MBS.

Floating Rate Fund

For the fiscal year ended November 30, 2015, the Fund returned -0.14%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index3, which returned -0.54% over the same period.

The leveraged credit sectors of the U.S. fixed income market, including high yield bonds and loans, experienced negative returns during the 12-month period, underperforming traditional government-related and investment-grade securities within the fixed income market as well as

3

the U.S. equity market. Leveraged loan spreads versus Libor widened during the period. Volatility in the leveraged credit markets intensified during the period, with commodity-sensitive sectors contributing a significant amount to overall volatility. Despite this volatility, the trailing 12-month institutional leveraged loan default rate was a mere 1.42% at period end, below both the 3.08% rate posted a year ago as well as the long-term average.

Among the largest contributors to the Fund’s relative performance during the period was positioning in the energy, metals/minerals, gaming/leisure, media/ telecom, and food and drug sectors. Overall, security selection aided relative Fund performance throughout the period, particularly within the energy, media/ telecom, and utility sectors. As in the preceding year, the Fund did not emphasize distressed loans, and, thus, the underweight allocation to this area of the market contributed to relative performance as distressed loans underperformed the overall loan market by more than 4,000 basis points.

Among the largest detractors from the Fund’s relative performance during the period were holdings in the health care, service, chemicals, food/tobacco, and housing sectors. Overall, sector allocation decisions slightly hampered relative Fund performance throughout the period, particularly with regard to the utility, service, and food/tobacco sectors. The high yield market underperformed the loan market during the period, and the Fund maintained a small allocation to this asset class.

High Yield Fund

For the fiscal year ended November 30, 2015, the Fund returned -1.38%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index4, which returned -3.53% over the same period.

The leveraged credit sectors of the U.S. fixed-income market, including high-yield bonds and loans, experienced negative returns during the 12-month period, underperforming traditional government-related and investment-grade securities within the fixed-income market as well as the U.S. equity market. High-yield corporate spreads versus Treasuries widened during the period. Volatility in the leveraged-credit markets intensified over the Fund’s fiscal year, with commodity-sensitive sectors contributing a significant amount of overall volatility. Despite this volatility, the trailing 12-month high-yield bond default rate was a mere 2.71% at period-end. While this default rate was higher than the 2.08% rate posted a year ago, defaults remained below the long-term average.

Among the largest contributors to the Fund’s relative performance during the period was positioning in the energy (exploration and production), metals/ mining, and gaming industries. Overall, security selection aided relative Fund performance throughout the period,

4

particularly within in the energy (exploration and production) and metals/mining industries. Sector allocation decisions also aided relative Fund performance throughout the period, although to a lesser extent than did security selection. In particular, sector-allocation decisions within the food (wholesale) and oil field equipment and services industries contributed to relative performance.

Among the largest detractors from the Fund’s relative performance during the period were holdings in the support-services, banking, and telecom (satellite) industries. Sector-allocation decisions hampered relative Fund performance throughout the period with regard to the banking and consumer/commercial lease-financing industries. Security selection detracted from relative performance within the support-services and telecom (satellite) industries.

The Fund’s overweight to ‘BBB’ rated credits throughout the period was likely a contributor to relative Fund performance, as ‘BBB’ rated credits outperformed the high-yield market. The Fund’s underweight to ‘BB’ rated credits during the trailing 12 months was likely a slight detractor from relative Fund performance, as ‘BB’ rated credits outperformed the high-yield market.

Income Fund

For the 12-month period ended November 30, 2015, the Fund returned -2.46%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Credit Index5, which returned 0.00% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2015, while the yield on the shorter-dated two-year Treasury notes increased 47 bps over the same period, leading to a flattening of the Treasury yield curve. Corporate credit spreads widened over the 12-month period, particularly within high yield and lower-rated, investment-grade debt. U.S. inflation rates remained modest, with the Consumer Price Index (CPI) rising 0.2% over the 12-month period ended October 31, 2015. Meanwhile, the employment picture continued to improve as the unemployment rate held steady at 5.0%, with 271,000 and 211,000 jobs added in October and November 2015, respectively. This compares with an unemployment rate of 5.8% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve has hinted at a gradual tightening of its ultra-low target range for the Fed funds rate of 0–0.25%, and is widely expected to raise short-term interest rates in December. If the Fed follows through, a December move would represent the first U.S. interest rate hike since June 2006.

As longer-dated corporate debt underperformed longer-dated Treasury securities significantly during the 12-month period, the Barclays U.S. Credit Index underperformed the broad Treasury index.

5

The primary factors likely affecting Fund performance over the prior 12 months were strategic exposure to higher-yielding debt, underexposure to ‘A’ and ‘AA’ rated securities, and out-of-benchmark allocations to foreign currencies and securitized debt.

Within the Fund’s corporate bond exposure, it maintained its strategic overweight to higher yielding securities. Throughout the period, high-yield bonds underperformed, and spreads widened, likely detracting from the relative performance of the Fund. Over the period, the Fund was overweight ‘BBB’ rated securities compared to the benchmark, and this likely detracted from performance as ‘A’ and ‘AA’ rated securities outperformed those rated ‘BBB’. The Fund also maintained exposure to foreign currencies as the dollar strengthened, likely detracting from performance.

The Fund maintained out-of-benchmark exposure to securitized sectors, including commercial mortgage-backed securities, which likely aided absolute performance, as this sector outperformed investment-grade corporate bonds. Similarly, the Fund’s out-of-benchmark exposure to asset-backed securities was maintained throughout the period due to the attractive risk-adjusted return characteristics of the asset class. The Fund’s allocation to this sector also likely aided performance, as asset-backed securities outperformed investment-grade corporate bonds during the period.

Inflation Focused Fund

For the 12-month period ended November 30 2015, the Fund returned -4.13%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. 1-5 Year TIPS Index6, which returned -1.33% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2015, while the yield on the shorter-dated two-year Treasury notes increased 47 bps over the same period, leading to a flattening of the Treasury yield curve. Corporate credit spreads widened over the 12-month period, particularly within high yield and lower-rated, investment-grade debt. U.S. inflation rates remained modest, with the Consumer Price Index (CPI) rising 0.2% over the 12-month period ended October 31, 2015. Meanwhile, the employment picture continued to improve as the unemployment rate held steady at 5.0%, with 271,000 and 211,000 jobs added in October and November 2015, respectively. This compares with an unemployment rate of 5.8% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve has hinted at a gradual tightening of its ultra-low target range for the Fed funds rate of 0–0.25%, and is widely expected to raise short-term interest rates in December. If the Fed follows through, a December move would represent the first U.S. interest rate hike since June 2006.

6

While the Fund’s benchmark consists entirely of U.S. TIPS, the Fund seeks to provide protection from the impacts of rising inflation over a full market cycle by combining a flexible portfolio of short-term fixed income securities with an overlay of CPI swaps. The Fund’s CPI swap overlay likely detracted from performance because expectations for future inflation trended lower over the period. Within the Fund’s underlying bond portfolio, the primary factors likely affecting Fund performance over the prior 12 months were likely a lack of exposure to U.S. TIPS, a strategic allocation to higher-yielding debt, and out-of-benchmark allocations to securitized debt.

Within the Fund’s corporate bond exposure, the Fund maintained an allocation to higher yielding securities. Throughout the period, high-yield bonds underperformed, and spreads widened, likely detracting from the relative performance of the Fund.

The Fund maintained out-of-benchmark exposure to securitized sectors, including commercial mortgage-backed securities, which likely aided absolute performance, as this sector outperformed U.S. TIPS. Similarly, the Fund’s out-of-benchmark positions in asset-backed securities were maintained throughout the period due to the attractive risk-adjusted return characteristics of the asset class. The Fund’s allocation to this sector also likely aided performance, as asset-backed securities outperformed U.S. TIPS during the period.

Short Duration Income Fund

For the 12-month period ended November 30, 2015, the Fund returned 0.46%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch 1-3 year U.S. Corporate Index7, which returned 0.87% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12-month period ended November 30, 2015, while the yield on the shorter-dated two-year Treasury notes increased 47 bps over the same period, leading to a flattening of the Treasury yield curve. Corporate credit spreads widened over the 12-month period, particularly within high yield and lower-rated, investment-grade debt. U.S. inflation rates remained modest, with the Consumer Price Index (CPI) rising 0.2% over the 12-month period ended October 31, 2015. Meanwhile, the employment picture continued to improve as the unemployment rate held steady at 5.0%, with 271,000 and 211,000 jobs added in October and November 2015, respectively. This compares with an unemployment rate of 5.8% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve has hinted at a gradual tightening of its ultra-low target range for the Fed funds rate of 0–0.25%, and is widely expected to raise short-term interest rates in December. If the Fed follows through, a December move

7

would represent the first U.S. interest rate hike since June 2006.

Consistent with the Fund’s strategic design, the Fund maintained exposures to a variety of bond market sectors, in addition to the investment-grade corporate bonds represented in the benchmark. This design allows for the flexibility to take advantage of relative value opportunities across sectors, and these weightings were important factors affecting performance.

The primary factors likely affecting Fund performance over the prior 12 months were underexposure to ‘A’ and ‘AA’ rated securities and out-of-benchmark allocations to high yield and securitized debt.

Within the Fund’s corporate bond exposure, it maintained its strategic overweight versus the benchmark to higher yielding securities. Throughout the period, high-yield bonds underperformed, and spreads widened, likely detracting from the relative performance of the Fund. In addition, the Fund was overweight ‘BBB’ rated securities compared to the benchmark, and this likely detracted from performance as ‘A’ and ‘AA’ rated securities outperformed those rated ‘BBB’.

The Fund maintained out-of-benchmark exposure to securitized sectors, including commercial mortgage-backed securities, which likely aided absolute performance, as this sector outperformed investment-grade corporate bonds during the 12-month period. Similarly, the Fund’s out-of-benchmark exposure to asset-backed securities was maintained throughout the period due to the attractive risk-adjusted return characteristics of the asset class. The Fund’s allocation to this sector most likely aided performance, as asset-backed securities also outperformed investment-grade corporate bonds during the period.

Total Return Fund

For the 12-month period ended November 30, 2015, the Fund returned –0.12%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Universal Index8, which returned 0.97% over the same period.

Yields on longer-dated Treasury bonds were relatively flat, rising only slightly over the 12 month period ending November 30, 2015, while the yield on the shorter-dated Treasury notes increased substantially over the same period, leading to a flattening of the Treasury yield curve. Lower rated fixed income securities witnessed negative returns as spreads on lower quality credits widened in the period. U.S. inflation rates remained modest, with the Consumer Price Index rising 0.2% over the 12-month period ended October 31, 2015. Meanwhile, the domestic employment picture continued to improve as 271,000 jobs were added in October, with 211,000 more added in November 2015, and the unemployment rate held steady at 5.0%. This compares with an unemployment rate of 5.8% a year earlier and a recent high of 10.0% in October 2009, the highest level in at least the last ten years. During the end

8

of the 12-month period, the U.S. Federal Reserve hinted at a gradual hiking of its ultra-low target range for the fed funds rate of 0—0.25%, and it was widely believed that short-term interest rates would be increased in December, a move that would represent the first U.S. interest rate hike since June 2006.

During the 12-month period, corporate credit sectors underperformed Treasuries, likely due in part to elevated uncertainty in the second half of the period. In addition to concerns surrounding slower growth in China, investors’ fears seem to have broadened to include persistent softness in commodity markets, weakness in emerging markets, rising default risk, and lower prospects for global growth. These concerns likely contributed to spreads widening in many sectors of the fixed income market in recent months, especially corporate fixed income.

As such, the Fund’s allocations to ‘BBB’-rated investment grade corporates were a drag on relative performance as higher grade credits outperformed ‘BBB’-rated corporates. Although ‘BBB’-rated corporate credits underperformed over the period, we maintain our preference for ‘BBB’-rated corporates as we believe these firms are less likely to prioritize equity holders over debt holders. Further, we believe firms in this segment of the corporate market are hesitant to increase leverage in order to protect their investment grade ratings and, therefore, represent an attractive risk-return profile.

Despite the Fund’s relative underperformance, the overweight allocation to asset-backed securities (ABS) contributed positively over the period. The exposure to ABS has continued to be a source of liquidity to the portfolio. Within agency mortgage-backed securities (MBS), the Fund’s relative underweight to the sector contributed positively to performance during the period, and we believe that tactical opportunities remain available within MBS.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The BofA Merrill Lynch All Convertibles, All Qualities Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

2    The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/

depreciation and income as a percentage of the original investment.

3    The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The return for the CS Leveraged Loan Index has been taken from published sources.

4    The BofA Merrill Lynch U.S. High Yield Constrained Index is a capitalization-weighted index of all U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment

9

grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. The index caps individual issuer at 2%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis

5    The Barclays U.S. Credit Index is the U.S. Credit component of the U.S. Government/Credit index. The index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. All returns are market value-weighted inclusive of accrued interest.

6    The Barclays U.S. 1-5 Year TIPS Index (also known as Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than five years.

7    The BofA Merrill Lynch 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar-denominated investment-grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

8    The Barclays U.S. Universal Index represents the union of the U.S Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

10

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch All Convertibles, All Qualities Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A3	-8.79%	5.58%	4.76%	–
Class B4	-11.62%	4.89%	4.41%	–
Class C5	-8.18%	5.41%	4.33%	–
Class F6	-6.67%	6.19%	–	4.07%
Class I7	-6.57%	6.28%	5.30%	–
Class P7	-6.81%	5.85%	4.83%	–
Class R2[6]	-7.10%	5.68%	–	3.67%
Class R3[6]	-7.00%	5.78%	–	3.66%
Class R4[8]	–	–	–	-7.56%	*
Class R5[8]	–	–	–	-7.47%	*
Class R6[8]	–	–	–	-7.47%	*

11

Standardized Yield for the Period Ended November 30, 2015

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
1.28%	0.52%	0.67%	1.41%	1.51%	1.07%	0.91%	1.01%	1.29%	1.53%	1.57%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

12

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A3	-2.11%	2.73%	4.56%	–
Class B4	-5.51%	2.03%	4.19%	–
Class C5	-1.43%	2.54%	4.12%	–
Class F6	0.28%	3.31%	–	4.98%
Class I7	0.38%	3.40%	5.07%	–
Class P7	-0.01%	2.95%	4.60%	–
Class R2[6]	-0.31%	2.79%	–	4.48%
Class R3[6]	-0.12%	2.89%	–	4.58%
Class R4[8]	–	–	–	0.37%	*
Class R5[8]	–	–	–	0.48%	*
Class R6[8]	–	–	–	0.43%	*

13

Standardized Yield for the Period Ended November 30, 2015

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
2.10%	1.36%	1.52%	2.24%	2.35%	1.94%	1.75%	1.85%	2.12%	2.38%	2.47%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

14

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	Life of Class
Class A3	-2.35%	3.55%	3.64%
Class C4	-1.83%	3.30%	3.22%
Class F5	-0.05%	4.12%	4.06%
Class I5	-0.05%	4.20%	4.21%
Class R2[5]	-0.53%	3.61%	3.75%
Class R3[5]	-0.54%	3.69%	3.76%
Class R4[6]	–	–	-1.69%	*
Class R5[6]	–	–	-1.57%	*
Class R6[6]	–	–	-1.56%	*

15

Standardized Yield for the Period Ended November 30, 2015

Class A	Class C	Class F	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
4.43%	3.90%	4.63%	4.74%	4.13%	4.23%	4.50%	4.76%	4.78%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index begins on December 31, 2007.

3    Commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC–required uniform method to compute such return.

4    Commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.

6    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

16

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch U.S. High Yield Constrained Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A3	-3.61%	6.34%	7.17%	–
Class B4	-6.61%	5.71%	6.79%	–
Class C5	-2.82%	6.13%	6.69%	–
Class F6	-1.29%	6.93%	–	7.42%
Class I7	-1.14%	7.02%	7.68%	–
Class P7	-1.52%	6.58%	7.20%	–
Class R2[6]	-1.58%	6.43%	–	6.99%
Class R3[6]	-1.62%	6.50%	–	7.08%
Class R4[8]	–	–	–	-3.58%	*
Class R5[8]	–	–	–	-3.46%	*
Class R6[8]	–	–	–	-3.30%	*

17

Standardized Yield for the Period Ended November 30, 2015

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
6.02%	5.35%	5.49%	6.25%	6.39%	5.91%	5.77%	5.86%	6.12%	6.40%	6.49%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015 is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

18

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. Credit Bond Index, the Barclays U.S. Aggregate Bond Index and the Barclays Baa Corporate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A3	-4.74%	4.30%	5.97%	–
Class B4	-7.87%	3.65%	5.60%	–
Class C5	-3.98%	4.11%	5.51%	–
Class F6	-2.37%	4.90%	–	6.81%
Class I7	-2.27%	5.08%	6.50%	–
Class R2[8]	-3.13%	4.39%	–	6.48%
Class R3[8]	-2.73%	4.51%	–	6.47%
Class R4[9]	–	–	–	-1.75%	*
Class R5[9]	–	–	–	-1.64%	*
Class R6[9]	–	–	–	-1.60%	*

19

Standardized Yield for the Period Ended November 30, 2015

Class A	Class B	Class C	Class F	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
4.27%	3.57%	3.73%	4.50%	4.56%	3.97%	4.06%	4.26%	4.53%	4.65%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the Class began on July 2, 2008. Performance is at net asset value.

9 Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

20

Inflation Focused Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays U.S. 1–5 Year TIPS Index, the BofA Merrill Lynch 1–3 Year U.S. Corporate Index and the Consumer Price Index for all Urban Consumers (“CPI-U”) assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	Life of Class
Class A3	-6.31%	-1.10%
Class C4	-5.63%	-1.29%
Class F5	-4.03%	-0.49%
Class I5	-3.94%	-0.39%
Class R2[5]	-4.51%	-0.86%
Class R3[5]	-4.41%	-0.80%
Class R4[6]	–	-3.02%	*
Class R5[6]	–	-2.92%	*
Class R6[6]	–	-2.87%	*

21

Standardized Yield for the Period Ended November 30, 2015

Class A	Class C	Class F	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.67%	2.11%	2.82%	2.93%	2.33%	2.43%	2.68%	2.94%	3.06%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended November 30, 2015, is calculated using the SEC required uniform method to compute such return.

4    Commenced operations on April 20, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the Class began April 29, 2011. Performance for other periods is at net asset value.

5    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Performance is at net asset value.

6    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

22

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch 1–3 Year U.S. Corporate Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A3	-1.72%	2.35%	4.28%	–
Class B4	-4.94%	1.67%	3.90%	–
Class C5	-1.12%	2.14%	3.78%	–
Class F6	0.57%	2.93%	–	4.72%
Class I7	0.66%	3.02%	4.80%	–
Class R2[8]	0.07%	2.42%	–	3.52%
Class R3[8]	0.17%	2.49%	–	3.62%
Class R4[9]	–	–	–	-0.23%	*
Class R5[9]	–	–	–	-0.14%	*
Class R6[9]	–	–	–	-0.10%	*

23

Standardized Yield for the Period Ended November 30, 2015

Class A	Class B	Class C	Class F	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.75%	2.02%	2.17%	2.91%	3.00%	2.42%	2.52%	2.76%	3.02%	3.08%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for Life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the Class began on July 21, 2009. Performance is at net asset value.

9    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

24

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays U.S. Universal Index and the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2015

	1 Year	5 Years	10 Years	Life of Class
Class A3	-2.41%	3.26%	4.91%	–
Class B4	-5.83%	2.55%	4.53%	–
Class C5	-1.73%	3.07%	4.46%	–
Class F6	-0.02%	3.83%	–	5.39%
Class I7	0.08%	3.94%	5.43%	–
Class P7	-0.35%	3.47%	4.95%	–
Class R2[6]	-0.52%	3.32%	–	4.90%
Class R3[6]	-0.41%	3.43%	–	5.00%
Class R4[8]	–	–	–	0.03%	*
Class R5[8]	–	–	–	0.13%	*
Class R6[8]	–	–	–	0.09%	*

25

Standardized Yield for the Period Ended November 30, 2015

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
2.72%	2.00%	2.13%	2.88%	2.98%	2.54%	2.39%	2.49%	2.74%	2.96%	3.11%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2015, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

*    Since share Class has existed for less than one year, average annual returns are not provided.

26

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 through November 30, 2015).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/15 – 11/30/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

27

Convertible Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/15	11/30/15	6/1/15 – 11/30/15
Class A
Actual	$1,000.00	$ 893.60	$5.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.37
Class B
Actual	$1,000.00	$ 889.40	$8.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.69	$9.45
Class C
Actual	$1,000.00	$ 890.70	$8.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.55	$8.59
Class F
Actual	$1,000.00	$ 894.10	$4.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.86
Class I
Actual	$1,000.00	$ 894.30	$4.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class P
Actual	$1,000.00	$ 893.30	$5.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.67
Class R2
Actual	$1,000.00	$ 892.10	$6.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.39
Class R3
Actual	$1,000.00	$ 892.70	$6.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.83
Class R4
Actual	$1,000.00	$ 924.40	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.35	$4.65
Class R5
Actual	$1,000.00	$ 925.30	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.35	$3.64
Class R6
Actual	$1,000.00	$ 925.30	$3.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.56	$3.43

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.87% for Class B, 1.70% for Class C, 0.96% for Class F, 0.86% for Class I, 1.12% for Class P, 1.46% for Class R2, 1.35% for Class R3, 1.10% for Class R4, 0.86% for Class R5 and 0.81% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).

28

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Consumer Discretionary	7.71%
Consumer Staples	4.21%
Energy	4.87%
Financials	14.09%
Healthcare	11.97%
Industrials	6.35%
Materials	6.01%
Sector*	%**
Media	1.24%
Technology	33.71%
Telecommunications	5.61%
Transportation	1.11%
Utilities	1.61%
Repurchase Agreement	1.51%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

29

Core Fixed Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/15	11/30/15	6/1/15 – 11/30/15
Class A
Actual	$1,000.00	$ 992.10	$3.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class B
Actual	$1,000.00	$ 989.00	$7.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.65	$7.49
Class C
Actual	$1,000.00	$ 988.90	$6.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.58
Class F
Actual	$1,000.00	$ 993.50	$2.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class I
Actual	$1,000.00	$ 993.10	$2.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class P
Actual	$1,000.00	$ 991.20	$4.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.66	$4.46
Class R2
Actual	$1,000.00	$ 990.10	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R3
Actual	$1,000.00	$ 990.60	$4.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$4.91
Class R4
Actual	$1,000.00	$1,003.70	$2.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.07	$2.92
Class R5
Actual	$1,000.00	$1,004.80	$1.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$1.82
Class R6
Actual	$1,000.00	$1,004.30	$1.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$1.57

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.48% for Class B, 1.30% for Class C, 0.58% for Class F, 0.48% for Class I, 0.88% for Class P, 1.08% for Class R2, 0.97% for Class R3, 0.69% for Class R4, 0.43% for Class R5 and 0.37% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30,2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6.

30

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Auto	0.37%
Basic Industry	0.23%
Consumer Cyclical	0.50%
Consumer Services	1.72%
Consumer Staples	0.40%
Energy	3.21%
Financial Services	27.78%
Foreign Government	1.82%
Health Care	1.26%
Integrated Oils	0.29%
Sector*	%**
Materials & Processing	0.92%
Municipal	0.35%
Producer Durables	0.48%
Technology	1.41%
Telecommunications	1.47%
Transportation	0.35%
U.S. Government	53.83%
Utilities	0.95%
Repurchase Agreement	2.66%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

31

Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/15	11/30/15	6/1/15 – 11/30/15
Class A
Actual	$1,000.00	$ 979.40	$3.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.05
Class C
Actual	$1,000.00	$ 976.30	$7.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.23
Class F
Actual	$1,000.00	$ 979.80	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class I
Actual	$1,000.00	$ 980.40	$2.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class R2
Actual	$1,000.00	$ 977.50	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.07
Class R3
Actual	$1,000.00	$ 977.90	$5.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class R4
Actual	$1,000.00	$ 983.10	$3.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.56	$3.43
Class R5
Actual	$1,000.00	$ 984.30	$2.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.61	$2.37
Class R6
Actual	$1,000.00	$ 984.40	$2.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.61	$2.37

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.80% for Class A, 1.43% for Class C, 0.70% for Class F, 0.60% for Class I, 1.20% for Class R2, 1.10% for Class R3, 0.81% for Class R4, 0.56% for Classes R5 and R6.) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, C, F, I, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30,2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).

32

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Aerospace	3.36%
Chemicals	2.85%
Consumer Durables	0.26%
Consumer Non-Durables	1.65%
Energy	3.56%
Financial	3.50%
Food and Drug	3.74%
Food/Tobacco	1.90%
Forest Products	3.16%
Gaming/Leisure	7.00%
Healthcare	7.47%
Sector*	%**
Housing	4.02%
Information Technology	10.45%
Manufacturing	2.32%
Media/Telecommunications	13.39%
Metals/Minerals	1.52%
Retail	5.97%
Services	10.44%
Transportation	4.30%
Utilities	2.71%
Repurchase Agreement	6.43%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

33

High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/15	11/30/15	6/1/15 – 11/30/15
Class A
Actual	$1,000.00	$ 952.20	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.86
Class B
Actual	$1,000.00	$ 948.20	$8.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.24	$8.90
Class C
Actual	$1,000.00	$ 950.10	$7.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.00	$8.14
Class F
Actual	$1,000.00	$ 952.60	$4.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class I
Actual	$1,000.00	$ 953.60	$3.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.26	$3.85
Class P
Actual	$1,000.00	$ 950.90	$5.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.07
Class R2
Actual	$1,000.00	$ 950.90	$6.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.88
Class R3
Actual	$1,000.00	$ 951.30	$6.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.38
Class R4
Actual	$1,000.00	$ 964.20	$4.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.73	$4.27
Class R5
Actual	$1,000.00	$ 965.40	$3.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.82	$3.17
Class R6
Actual	$1,000.00	$ 967.00	$2.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.32	$2.67

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.76% for Class B, 1.61% for Class C, 0.86% for Class F, 0.76% for Class I, 1.20% for Class P, 1.36% for Class R2, 1.26% for Class R3, 1.01% for Class R4, 0.75% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).

34

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Asset Backed	0.09%
Automotive	2.05%
Banking	3.53%
Basic Industry	10.06%
Capital Goods	5.10%
Consumer Goods	6.63%
Energy	11.46%
Financial Services	3.84%
Foreign Sovereign	0.63%
Healthcare	7.34%
Insurance	0.66%
Sector*	%**
Leisure	7.22%
Media	10.53%
Real Estate	0.49%
Retail	7.58%
Services	2.92%
Technology & Electronics	6.29%
Telecommunications	7.86%
Transportation	2.44%
Utility	1.94%
Repurchase Agreement	1.34%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

35

Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/15	11/30/15	6/1/15 – 11/30/15
Class A
Actual	$1,000.00	$ 969.10	$3.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.16	$3.95
Class B
Actual	$1,000.00	$ 965.30	$7.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.15	$7.99
Class C
Actual	$1,000.00	$ 966.20	$7.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.18
Class F
Actual	$1,000.00	$ 969.60	$3.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class I
Actual	$1,000.00	$ 970.10	$2.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class R2
Actual	$1,000.00	$ 964.20	$5.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$5.97
Class R3
Actual	$1,000.00	$ 967.90	$5.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R4
Actual	$1,000.00	$ 982.50	$3.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.44	$3.55
Class R5
Actual	$1,000.00	$ 983.60	$2.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.53	$2.45
Class R6
Actual	$1,000.00	$ 984.00	$1.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.99	$1.99

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.58% for Class B, 1.42% for Class C, 0.68% for Class F, 0.58% for Class I, 1.18% for Class R2, 1.08% for Class R3, 0.84% for Class R4, 0.58% for Class R5 and 0.47% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).

36

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Auto	2.39%
Basic Industry	1.31%
Capital Goods	0.57%
Consumer Cyclical	3.89%
Consumer Discretionary	0.84%
Consumer Services	5.62%
Consumer Staples	2.05%
Energy	12.23%
Financial Services	35.36%
Foreign Government	0.25%
Health Care	4.35%
Sector*	%**
Integrated Oils	0.98%
Materials & Processing	3.74%
Municipal	2.64%
Producer Durables	1.84%
Technology	3.53%
Telecommunications	7.27%
Transportation	0.57%
U.S. Government	5.92%
Utilities	2.75%
Repurchase Agreement	1.90%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

37

Inflation Focused Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/15	11/30/15	6/1/15 – 11/30/15
Class A
Actual	$1,000.00	$ 976.30	$3.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class C
Actual	$1,000.00	$ 974.10	$6.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.98
Class F
Actual	$1,000.00	$ 976.80	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class I
Actual	$1,000.00	$ 977.30	$2.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class R2
Actual	$1,000.00	$ 974.40	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.82
Class R3
Actual	$1,000.00	$ 975.70	$5.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.32
Class R4
Actual	$1,000.00	$ 969.80	$3.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.56	$3.43
Class R5
Actual	$1,000.00	$ 970.80	$2.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$2.33
Class R6
Actual	$1,000.00	$ 971.30	$1.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$1.82

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.75% for Class A, 1.38% for Class C, 0.65% for Class F, 0.55% for Class I, 1.15% for Class R2, 1.05% for Class R3, 0.81% for Class R4, 0.55% for Class R5 and 0.43% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).

38

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Auto	2.46%
Basic Industry	0.69%
Capital Goods	0.33%
Consumer Cyclical	2.23%
Consumer Discretionary	1.17%
Consumer Services	2.50%
Consumer Staples	1.53%
Energy	7.65%
Financial Services	54.38%
Foreign Government	0.25%
Health Care	4.98%
Sector*	%**
Integrated Oils	0.40%
Materials & Processing	2.42%
Municipal	0.49%
Producer Durables	1.29%
Technology	3.13%
Telecommunications	1.79%
Transportation	0.83%
U.S. Government	6.73%
Utilities	2.21%
Repurchase Agreement	2.54%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

39

Short Duration Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/15	11/30/15	6/1/15 – 11/30/15
Class A
Actual	$1,000.00	$ 994.30	$3.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.01	$3.09
Class B
Actual	$1,000.00	$ 992.60	$7.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.13
Class C
Actual	$1,000.00	$ 993.50	$6.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.33
Class F
Actual	$1,000.00	$ 997.10	$2.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.51	$2.59
Class I
Actual	$1,000.00	$ 997.50	$2.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.01	$2.08
Class R2
Actual	$1,000.00	$ 992.30	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.00	$5.11
Class R3
Actual	$1,000.00	$ 992.90	$4.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class R4
Actual	$1,000.00	$ 997.70	$2.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.28	$2.71
Class R5
Actual	$1,000.00	$ 998.60	$1.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.28	$1.69
Class R6
Actual	$1,000.00	$ 999.00	$1.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$1.48

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.61% for Class A, 1.41% for Class B, 1.25% for Class C, 0.51% for Class F, 0.41% for Class I, 1.01% for Class R2, 0.91% for Class R3, 0.64% for Class R4, 0.40% for Class R5 and 0.35% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations, to November 30, 2015, for Classes R4, R5 and R6).

40

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Auto	2.41%
Basic Industry	0.66%
Capital Goods	0.90%
Consumer Cyclical	1.84%
Consumer Discretionary	1.31%
Consumer Services	2.22%
Consumer Staples	1.61%
Energy	7.11%
Financial Services	54.86%
Foreign Government	0.23%
Health Care	4.96%
Sector*	%**
Integrated Oils	0.41%
Materials & Processing	2.26%
Municipal	0.71%
Producer Durables	0.96%
Technology	2.71%
Telecommunications	1.59%
Transportation	0.84%
U.S. Government	7.80%
Utilities	2.07%
Repurchase Agreement	2.54%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

41

Total Return Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/15	11/30/15	6/1/15 – 11/30/15
Class A
Actual	$1,000.00	$ 989.50	$3.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class B
Actual	$1,000.00	$ 984.60	$7.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.65	$7.49
Class C
Actual	$1,000.00	$ 986.20	$6.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.78
Class F
Actual	$1,000.00	$ 990.00	$2.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class I
Actual	$1,000.00	$ 990.50	$2.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class P
Actual	$1,000.00	$ 988.40	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.71
Class R2
Actual	$1,000.00	$ 987.50	$5.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R3
Actual	$1,000.00	$ 988.00	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R4
Actual	$1,000.00	$1,000.30	$2.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.11	$2.88
Class R5
Actual	$1,000.00	$1,001.30	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.99	$1.99
Class R6
Actual	$1,000.00	$1,000.90	$1.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.53	$1.44

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.48% for Class B, 1.34% for Class C, 0.58% for Class F, 0.48% for Class I, 0.93% for Class P, 1.08% for Class R2, 0.98% for Class R3, 0.68% for Class R4, 0.47% for Class R5 and 0.34% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for classes A,B,C,F,I,P, R2 and R3) and multiplied by 153/365 (to reflect the period from June 30, 2015, commencement of operations to November, 30, 2015, for Classes R4, R5 and R6).

42

Portfolio Holdings Presented by Sector

November 30, 2015

Sector*	%**
Auto	0.49%
Basic Industry	0.68%
Consumer Cyclical	1.58%
Consumer Discretionary	0.22%
Consumer Services	2.29%
Consumer Staples	0.74%
Energy	4.77%
Financial Services	30.05%
Foreign Government	3.51%
Health Care	1.67%
Sector*	%**
Integrated Oils	0.35%
Materials & Processing	1.45%
Municipal	0.18%
Producer Durables	0.46%
Technology	2.00%
Telecommunications	2.39%
Transportation	0.44%
U.S. Government	43.00%
Utilities	1.54%
Repurchase Agreement	2.19%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

43

Schedule of Investments

CONVERTIBLE FUND November 30, 2015

Investments	Shares (000)	Fair Value
LONG-TERM INVESTMENTS 95.70%

COMMON STOCKS 12.43%

Aerospace & Defense 0.49%
Lockheed Martin Corp.	7	$1,608,415
Raytheon Co.	15	1,820,513
Total		3,428,928

Banks: Regional 0.66%
Citizens Financial Group, Inc.	41	1,091,830
East West Bancorp, Inc.	32	1,388,160
First Republic Bank	16	1,101,760
Signature Bank*	7	1,107,050
Total		4,688,800

Beverages 0.94%
Constellation Brands, Inc. Class A	22	3,088,104
Molson Coors Brewing Co. Class B	39	3,545,824
Total		6,633,928

Biotechnology 0.55%
Vertex Pharmaceuticals, Inc.*	30	3,880,800

Building Products 0.47%
RPM International, Inc.	71	3,318,526

Chemicals 0.34%
Trinseo SA*	85	2,436,568

Consumer Services 0.72%
United Rentals, Inc.*	64	5,051,794

Foods 0.41%
Blue Buffalo Pet Products, Inc.*	162	2,917,825

Information Technology Services 0.40%
Booz Allen Hamilton Holding Corp.	94	2,849,206

Insurance: Casualty 0.54%
ACE Ltd. (Switzerland)(a)	33	3,792,921

Insurance: Multi-Line 0.55%
Hanover Insurance Group, Inc. (The)	46	3,880,433

44	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2015

Investments	Shares (000)	Fair Value
Internet Software & Services 1.47%
Activision Blizzard, Inc.	94	$3,523,846
Alphabet, Inc. Class A*	2	1,758,369
GoDaddy, Inc. Class A*	83	2,565,202
PayPal Holdings, Inc.*	72	2,522,994
Total		10,370,411

Leisure Facilities 1.10%
Boyd Gaming Corp.*	142	2,781,114
Las Vegas Sands Corp.	34	1,495,485
MGM Resorts International*	77	1,750,980
Wynn Resorts Ltd.	28	1,727,493
Total		7,755,072

Miscellaneous: Financial 0.55%
Alliance Data Systems Corp.*	10	2,779,863
CBOE Holdings, Inc.	15	1,083,150
Total		3,863,013

Oil: Integrated 0.69%
Concho Resources, Inc.*	29	3,212,721
Continental Resources, Inc.*	46	1,665,008
Total		4,877,729

Pharmaceuticals 0.84%
Bristol-Myers Squibb Co.	39	2,643,344
Eli Lilly & Co.	20	1,655,731
Merck & Co., Inc.	31	1,653,382
Total		5,952,457

Real Estate 0.27%
Public Storage	8	1,920,480

Retail: Food & Drug 0.39%
Core-Mark Holding Co., Inc.	32	2,738,491

Retail: Specialty 0.79%
Home Depot, Inc. (The)	22	2,920,057
TripAdvisor, Inc.*	32	2,644,736
Total		5,564,793

Software–Applications & Systems 0.26%
Cognizant Technology Solutions Corp. Class A*	28	1,836,526
Total Common Stocks (cost $85,690,340)		87,758,701

See Notes to Financial Statements.	45

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
CONVERTIBLE BONDS 64.05%

Airlines 1.10%
AirTran Holdings, Inc.	5.25%	11/1/2016	$960	$2,987,400
JetBlue Airways Corp.	6.75%	10/15/2039	950	4,815,313
Total				7,802,713

Autos 2.68%
Fiat Chrysler Automobiles NV (United Kingdom)(a)	7.875%	12/15/2016	12,601	13,941,587
Tesla Motors, Inc.	1.25%	3/1/2021	5,465	4,990,228
Total				18,931,815

Biotechnology 2.37%
BioMarin Pharmaceutical, Inc.	1.50%	10/15/2020	4,115	5,259,484
Incyte Corp. Ltd.	1.25%	11/15/2020	2,700	6,167,813
Regeneron Pharmaceuticals, Inc.	1.875%	10/1/2016	385	2,495,041
TESARO, Inc.	3.00%	10/1/2021	1,700	2,819,875
Total				16,742,213

Broadcast & Cable 0.55%
Liberty Media Corp.	1.375%	10/15/2023	3,750	3,850,781

Building Products 2.89%
Lennar Corp.†	3.25%	11/15/2021	1,360	2,969,900
Toll Brothers Finance Corp.	0.50%	9/15/2032	16,805	17,414,181
Total				20,384,081

Commercial Services 1.05%
Extra Space Storage LP†	2.375%	7/1/2033	4,842	7,405,234

Computers & Peripherals 1.90%
SanDisk Corp.	1.50%	8/15/2017	8,760	13,441,125

Consumer Services 0.62%
Ctrip.com International Ltd. (China)(a)	1.25%	10/15/2018	2,985	4,363,697

Diversified Financials 2.68%
MGIC Investment Corp.	2.00%	4/1/2020	1,200	1,771,500
MGIC Investment Corp.†	9.00%	4/1/2063	13,700	17,167,812
Total				18,939,312

Diversified Metals & Mining 0.59%
RTI International Metals, Inc.	1.625%	10/15/2019	4,000	4,142,500

46	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
e-Commerce 0.96%
HomeAway, Inc.	0.125%	4/1/2019	$6,740	$6,777,913

Electronic Equipment & Instruments 0.75%
NXP Semiconductors NV (Netherlands)†(a)	1.00%	12/1/2019	4,590	5,324,400

Entertainment 0.69%
CenterPoint Energy, Inc.	3.943%	9/15/2029	82	4,900,115

Foods 0.69%
Herbalife Ltd.	2.00%	8/15/2019	5,440	4,848,427

Health Services 1.81%
Brookdale Senior Living, Inc.	2.75%	6/15/2018	8,435	9,120,344
Carriage Services, Inc.	2.75%	3/15/2021	3,000	3,646,875
Total				12,767,219

Internet Software & Services 10.81%
LinkedIn Corp.	0.50%	11/1/2019	10,115	10,930,522
MercadoLibre, Inc. (Argentina)(a)	2.25%	7/1/2019	4,450	5,234,313
Priceline Group, Inc. (The)	1.00%	3/15/2018	7,705	10,897,759
Twitter, Inc.	0.25%	9/15/2019	9,565	8,333,506
VeriSign, Inc.	4.297%	8/15/2037	5,375	14,139,609
Yahoo!, Inc.	Zero Coupon	12/1/2018	26,780	26,813,475
Total				76,349,184

Miscellaneous: Financial 1.41%
Gold Exchangeable Ltd. (Jersey)(a)	5.875%	5/13/2019	10,000	9,987,500

Miscellaneous: Industrials 1.04%
Dycom Industries, Inc.†	0.75%	9/15/2021	5,385	6,024,469
Griffon Corp.†	4.00%	1/15/2017	1,000	1,325,625
Total				7,350,094

Oil Services 1.15%
Helix Energy Solutions Group, Inc.	3.25%	3/15/2032	9,590	8,085,569

Oil: Integrated 1.52%
Whiting Petroleum Corp.†	1.25%	4/1/2020	12,130	10,735,050

Pharmaceuticals 2.95%
Gilead Sciences, Inc.	1.625%	5/1/2016	2,430	11,373,931
Isis Pharmaceuticals, Inc.	1.00%	11/15/2021	4,150	4,663,562

See Notes to Financial Statements.	47

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Pharmaceuticals 2.95% (continued)
Teva Pharmaceutical Finance Co. LLC	0.25%		2/1/2026	$3,185	$4,821,294
Total					20,858,787

Precious Metals 3.64%
Newmont Mining Corp.	1.625%		7/15/2017	22,495	22,354,406
Stillwater Mining Co.	1.75%		10/15/2032	3,405	3,385,847
Total					25,740,253

Real Estate 2.27%
SL Green Operating Partnership LP†	3.00%		10/15/2017	4,320	6,426,000
VEREIT, Inc.	3.00%		8/1/2018	10,000	9,600,000
Total					16,026,000

Retail: Specialty 1.11%
Restoration Hardware Holdings, Inc.†	Zero Coupon		6/15/2019	7,910	7,821,012

Semiconductors 12.00%
Intel Corp.	2.95%		12/15/2035	23,750	30,741,406
Lam Research Corp.	0.50%		5/15/2016	7,225	9,302,187
Microchip Technology, Inc.	2.125%		12/15/2037	3,440	6,824,100
Micron Technology, Inc.	3.00%		11/15/2043	11,965	10,962,931
Novellus Systems, Inc.	2.625%		5/15/2041	2,675	6,175,906
NVIDIA Corp.	1.00%		12/1/2018	7,575	12,191,016
ON Semiconductor Corp.	2.625%		12/15/2026	5,000	5,912,500
Spansion LLC	2.00%		9/1/2020	1,300	2,617,063
Total					84,727,109

Software–Applications & Systems 4.40%
FireEye, Inc.†	1.00%		6/1/2035	3,420	2,932,650
Proofpoint, Inc.†	0.75%		6/15/2020	2,666	3,029,242
Red Hat, Inc.	0.25%		10/1/2019	2,495	3,246,619
salesforce.com, Inc.	0.25%		4/1/2018	7,235	9,455,241
ServiceNow, Inc.	Zero Coupon		11/1/2018	4,655	5,996,222
Workday, Inc.	0.75%		7/15/2018	5,410	6,431,137
Total					31,091,111

Tobacco 0.42%
Vector Group Ltd.	1.75%	#	4/15/2020	2,500	2,962,500
Total Convertible Bonds (cost $447,122,728)					452,355,714

48	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2015

Investments	Dividend Rate	Shares (000)	Fair Value
CONVERTIBLE PREFERRED STOCKS 17.10%

Banks: Regional 3.21%
Wells Fargo & Co.	7.50%	19	$22,661,175

Commercial Services 0.39%
Stericycle, Inc.	5.25%	30	2,748,600

Diversified Metals & Mining 0.34%
Alcoa, Inc.	5.375%	75	2,415,000

Foods 1.74%
Bunge Ltd.	4.875%	28	2,599,415
Post Holdings, Inc.	5.25%	48	6,156,000
Tyson Foods, Inc.	4.75%	61	3,506,563
Total			12,261,978

Health Services 0.68%
Anthem, Inc.	5.25%	110	4,832,483

Household Durables 0.28%
Stanley Black & Decker, Inc.	Zero Coupon	16	1,970,169

Oil: Integrated 0.45%
Southwestern Energy Co.	6.25%	131	3,156,562

Pharmaceuticals 2.51%
Allergan plc	5.50%	17	17,758,358

Real Estate 1.33%
Weyerhaeuser Co.	6.375%	178	9,412,614

Utilities: Electric 1.61%
Dominion Resources, Inc.	6.00%	45	2,455,260
NextEra Energy, Inc.	6.371%	173	8,885,091
Total			11,340,351

Wireless Communications Services 4.56%
American Tower Corp.	5.25%	156	16,142,099
Crown Castle International Corp.	4.50%	73	7,815,979
Frontier Communications Corp.	11.125%	37	3,604,672
T-Mobile US, Inc.	5.50%	76	4,681,408
Total			32,244,158
Total Convertible Preferred Stocks (cost $126,801,995)			120,801,448

See Notes to Financial Statements.	49

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 2.12%

Banks: Regional 0.55%
Wells Fargo & Co.†	0.125%	4/28/2021	$4,320	$3,919,968

Oil: Integrated 0.55%
Bonanza Creek Energy, Inc.	6.75%	4/15/2021	575	454,250
Continental Resources, Inc.	5.00%	9/15/2022	2,000	1,757,500
Jones Energy Holdings LLC/Jones Energy Finance Corp.	6.75%	4/1/2022	2,250	1,665,000
Total				3,876,750

Wireless Communications Services 1.02%
Neptune Finco Corp.†	10.875%	10/15/2025	6,800	7,208,000
Total Corporate Bonds (cost $15,384,493)				15,004,718

	Exercise Price	Expiration Date	Shares (000)
WARRANT 0.00%

Miscellaneous: Energy
Evergreen Energy, Inc.* (cost $0)	$7.20	2/4/2016	182	–	(b)
Total Long-Term Investments (cost $674,999,556)				675,920,581

	Interest Rate	Maturity Date	Principal Amount (000)
SHORT-TERM INVESTMENTS 3.85%

CONVERTIBLE BONDS 2.35%

Biotechnology 0.19%
Illumina, Inc.	0.25%	3/15/2016	615	1,344,931

Diversified Metals & Mining 1.06%
RTI International Metals, Inc.	3.00%	12/1/2015	7,500	7,500,000

Internet Software & Services 0.60%
Equinix, Inc.	4.75%	6/15/2016	1,100	4,241,187

Oil: Integrated 0.50%
PDC Energy, Inc.†	3.25%	5/15/2016	2,550	3,515,813
Total Convertible Bonds (cost $16,996,621)				16,601,931

50	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2015

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 1.50%
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $10,795,000 of U.S. Treasury Note at 1.50% due 10/31/2019; value: $10,808,494; proceeds: $10,596,469 (cost $10,596,469)	$10,596	$10,596,469
Total Short-Term Investments (cost $27,593,090)		27,198,400
Total Investments in Securities 99.55% (cost $702,592,646)		703,118,981
Cash and Other Assets in Excess of Liabilities 0.45%		3,195,860
Net Assets 100.00%		$706,314,841

*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2015.
(a)	Foreign security traded in U.S. dollars.
(b)	Valued at zero as of November 30, 2015.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1		Level 2	Level 3		Total
Common Stocks	$87,758,701		$–	$–		$87,758,701
Convertible Bonds
Pharmaceuticals	–		16,195,225	4,663,562	(4)	20,858,787
Remaining Industries	–		448,098,858	–		448,098,858
Convertible Preferred Stocks	120,801,448	(3)	–	–		120,801,448
Corporate Bonds
Banks: Regional	–		–	3,919,968	(4)	3,919,968
Remaining Industries	–		11,084,750	–		11,084,750
Warrant	–		–	–	(5)(6)	–	(5)
Repurchase Agreement	–		10,596,469	–		10,596,469
Total	$208,560,149		$485,975,302	$8,583,530		$703,118,981

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	As of November 30, 2015, Alcoa Inc. and Wells Fargo & Co. were categorized as Level 1 due to active market trading. During the fiscal year ended November 30, 2015, $8,312,135 and $14,142,698, respectively, were transferred from Level 2 to Level 1.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Valued at zero as of November 30, 2015.
(6)	Level 3 security fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financial Statements.

See Notes to Financial Statements.	51

Schedule of Investments (concluded)

CONVERTIBLE FUND November 30, 2015

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Convertible Bonds	Corporate Bonds	Warrant
Balance as of December 1, 2014	$–	$–	$–	(1)
Accrued discounts/premiums	–	–	–
Realized gain (loss)	–	–	–
Change in unrealized appreciation/depreciation	(148,227)	(434,592)	–
Purchases	4,811,789	–	–
Sales	–	–	–
Net transfers in or out of Level 3	–	4,354,560	–
Balance as of November 30, 2015	$4,663,562	$3,919,968	$–	(1)

(1)	Valued at zero as of December 1, 2014 and November 30, 2015, respectively.

52	See Notes to Financial Statements.

Schedule of Investments

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 108.39%

ASSET-BACKED SECURITIES 18.92%

Automobiles 11.65%
Ally Auto Receivables Trust 2013-1 A3	0.63%	5/15/2017	$471	$471,396
Ally Auto Receivables Trust 2014-1 A2	0.48%	2/15/2017	557	556,726
American Credit Acceptance Receivables Trust 2015-1 C†	4.29%	4/12/2021	2,517	2,497,871
AmeriCredit Automobile Receivables Trust 2013-1 A3	0.61%	10/10/2017	10	9,617
AmeriCredit Automobile Receivables Trust 2013-2 A3	0.65%	12/8/2017	536	535,874
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%	9/10/2018	840	839,847
AmeriCredit Automobile Receivables Trust 2014-1 A3	0.90%	2/8/2019	2,967	2,963,602
AmeriCredit Automobile Receivables Trust 2014-4 A2A	0.72%	4/9/2018	1,465	1,463,255
AmeriCredit Automobile Receivables Trust 2014-4 D	3.07%	11/9/2020	2,869	2,861,935
Avis Budget Rental Car Funding AESOP LLC 2010-5A A†	3.15%	3/20/2017	7,313	7,341,086
Avis Budget Rental Car Funding AESOP LLC 2011-3A A†	3.41%	11/20/2017	1,047	1,065,692
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	1,309	1,329,510
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	3,164	3,206,439
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	1,454	1,458,395
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	758	761,388
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	2,113	2,110,415
BMW Vehicle Lease Trust 2015-1 A3	1.24%	12/20/2017	3,905	3,908,055
California Republic Auto Receivables Trust 2014-4 A2	0.77%	9/15/2017	1,692	1,691,435
California Republic Auto Receivables Trust 2015-1 A2	0.88%	12/15/2017	2,336	2,334,918
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	4,419	4,402,779

See Notes to Financial Statements.	53

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2015-3 B	2.70%	9/15/2021	$402	$398,589
Capital Auto Receivables Asset Trust 2013-3 A3	1.31%	12/20/2017	2,380	2,381,498
Capital Auto Receivables Asset Trust 2013-3 C	2.79%	10/22/2018	2,325	2,353,289
Capital Auto Receivables Asset Trust 2013-4 A3	1.09%	3/20/2018	4,276	4,274,166
Capital Auto Receivables Asset Trust 2014-3 B†	2.35%	7/22/2019	3,310	3,320,774
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	4,481	4,489,290
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	4,063	4,053,178
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	1,704	1,700,244
CarFinance Capital Auto Trust 2014-1A A†	1.46%	12/17/2018	172	171,462
CarMax Auto Owner Trust 2013-2 A3	0.64%	1/16/2018	306	305,319
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	4,277	4,278,556
CarMax Auto Owner Trust 2013-4 A3	0.80%	7/16/2018	7,876	7,865,059
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	1,113	1,111,380
CarMax Auto Owner Trust 2015-2 A4	1.80%	3/15/2021	2,154	2,148,494
Chrysler Capital Auto Receivables Trust 2013-AA A3†	0.91%	4/16/2018	1,214	1,213,150
Chrysler Capital Auto Receivables Trust 2013-BA A3†	0.85%	5/15/2018	1,065	1,064,261
Chrysler Capital Auto Receivables Trust 2014-AA A3†	0.83%	9/17/2018	5,373	5,367,128
Chrysler Capital Auto Receivables Trust 2014-BA A2†	0.69%	9/15/2017	975	974,374
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	2,124	2,122,722
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	2,010	2,008,736
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	1,562	1,564,981
First Investors Auto Owner Trust 2013-2A D†	3.58%	6/15/2020	915	910,927
First Investors Auto Owner Trust 2015-2A A1†	1.59%	12/16/2019	3,743	3,744,318
Ford Credit Auto Owner Trust 2012-D A3	0.51%	4/15/2017	61	61,137
Ford Credit Auto Owner Trust 2013-D A3	0.67%	4/15/2018	191	190,632
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	2,020	2,019,671
Honda Auto Receivables Owner Trust 2013-2 A3	0.53%	2/16/2017	461	460,885
Honda Auto Receivables Owner Trust 2013-3 A3	0.77%	5/15/2017	2,052	2,052,894
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%	9/18/2017	3,771	3,769,733
Hyundai Auto Lease Securitization Trust 2014-B A2†	0.61%	2/15/2017	1,206	1,205,257
Hyundai Auto Receivables Trust 2013-A A3	0.56%	7/17/2017	530	530,174

54	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Hyundai Auto Receivables Trust 2015-A A2	0.68%		10/16/2017	$2,053	$2,052,908
M&T Bank Auto Receivables Trust 2013-1A A3†	1.06%		11/15/2017	2,035	2,036,030
Mercedes-Benz Auto Lease Trust 2014-A A3	0.68%		12/15/2016	2,736	2,735,675
Nissan Auto Receivables Owner Trust 2013-A A3	0.50%		5/15/2017	124	124,260
Nissan Auto Receivables Owner Trust 2013-B A3	0.84%		11/15/2017	2,116	2,117,082
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	8,674	8,662,656
Santander Drive Auto Receivables Trust 2014-3 D	2.65%		8/17/2020	1,917	1,918,529
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	308	309,636
Santander Drive Auto Receivables Trust 2015-5 D	3.65%		12/15/2021	2,013	1,998,219
SunTrust Auto Receivables Trust 2015-1A A2†	0.99%		6/15/2018	6,250	6,253,831
SunTrust Auto Receivables Trust 2015-1A D†	3.24%		1/16/2023	2,520	2,551,667
TCF Auto Receivables Owner Trust 2015-1A A3†	1.49%		12/16/2019	2,691	2,685,910
TCF Auto Receivables Owner Trust 2015-1A A4†	1.96%		11/16/2020	4,800	4,790,375
Volkswagen Auto Loan Enhanced Trust 2012-2 A3	0.46%		1/20/2017	3	2,922
Volkswagen Auto Loan Enhanced Trust 2014-2 A2	0.53%		7/20/2017	3,017	3,012,358
World Omni Auto Receivables Trust 2014-B A2A	0.60%		1/16/2018	1,340	1,339,389
World Omni Automobile Lease Securitization Trust 2013-A A3	1.10%		12/15/2016	2,152	2,152,865
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	668	667,080
Total					155,333,905

Credit Cards 1.61%
Citibank Credit Card Issuance Trust 2006-A3	5.30%		3/15/2018	5,762	5,837,395
Citibank Credit Card Issuance Trust 2013-A6	1.32%		9/7/2018	6,359	6,379,509
Synchrony Credit Card Master Note Trust 2011-2 A	0.677%	#	5/15/2019	3,205	3,205,364
Synchrony Credit Card Master Note Trust 2012-6 A	1.36%		8/17/2020	1,593	1,588,372
Synchrony Credit Card Master Note Trust 2015-3 A	1.74%		9/15/2021	1,620	1,619,683
World Financial Network Credit Card Master Trust 2013-B A	0.91%		3/16/2020	511	510,746
World Financial Network Credit Card Master Trust 2014-A	0.577%	#	12/15/2019	2,410	2,410,115
Total					21,551,184

See Notes to Financial Statements.	55

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other 5.66%
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	0.509%	#	4/16/2021	$879	$866,273
Avenue CLO VI Ltd. 2007-6A A2†	0.639%	#	7/17/2019	1,250	1,242,722
Avery Point IV CLO Ltd. 2014-1A A†	1.815%	#	4/25/2026	2,500	2,466,118
BlueMountain CLO Ltd. 2014-3A A1†	1.769%	#	10/15/2026	1,900	1,884,311
Carlyle Global Market Strategies 2015-2A A1†	1.864%	#	4/27/2027	3,000	2,975,502
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	1.437%	#	4/18/2025	1,500	1,477,291
Cent CDO XI Ltd. 2006-11A A1†	0.555%	#	4/25/2019	1,241	1,225,876
Cent CLO 2013-17A A1†	1.597%	#	1/30/2025	1,700	1,678,540
Cent CLO Ltd. 2013-18A A†	1.414%	#	7/23/2025	600	588,319
CIFC Funding II Ltd. 2014-2A A1L†	1.809%	#	5/24/2026	1,300	1,290,770
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	1,294	1,295,215
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	904	901,116
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	1,320	1,319,488
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	3,275	3,277,986
Fore CLO Ltd. 2007-1A A2†	0.767%	#	7/20/2019	850	845,131
Fraser Sullivan CLO II Ltd. 2006-2A A2†	0.581%	#	12/20/2020	97	97,435
Gleneagles CLO Ltd. 2005-1A B†	0.879%	#	11/1/2017	410	409,776
GMF Floorplan Owner Revolving Trust 2015-1 B†	1.97%		5/15/2020	1,385	1,385,106
Goldentree Loan Opportunities VI Ltd. 2012-6A A†	1.589%	#	4/17/2022	1,225	1,225,243
Jackson Mill CLO Ltd. 2015-1A A†	1.804%	#	4/15/2027	1,150	1,139,038
JFIN Revolver CLO Ltd. 2013-1A A†	1.537%	#	1/20/2021	934	932,051
JFIN Revolver CLO Ltd. 2014-2A A2†	1.633%	#	2/20/2022	850	837,646
JFIN Revolver CLO Ltd. 2015-3A A1†	1.781%	#	4/20/2023	3,000	2,994,314
John Deere Owner Trust 2014-A A3	0.92%		4/16/2018	1,558	1,555,499
KKR Financial CLO Ltd. 2007-1A A†	0.671%	#	5/15/2021	676	670,995
KKR Financial CLO Ltd. 2007-1A B†	1.071%	#	5/15/2021	1,250	1,245,782
Leaf Receivables Funding 10 LLC 2015-1 A4†	2.03%		8/17/2020	1,885	1,864,413
Marathon CLO IV Ltd. 2012-4A A1†	1.723%	#	5/20/2023	3,136	3,131,241
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019	2,773	2,766,503
NZCG Funding Ltd. 2015-2A A1†	1.836%	#	4/27/2027	1,500	1,493,360
Oaktree CLO Ltd. 2014-2A A1A†	1.817%	#	10/20/2026	3,000	2,975,143
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.809%	#	4/15/2026	1,500	1,492,800
OZLM Funding Ltd. 2012-1A A2R†	2.645%	#	7/22/2027	4,650	4,646,523
Recette CLO LLC 2015-1A B1†	2.515%	#	10/20/2027	1,000	989,383
Shackleton CLO Ltd. 2014-5A A†	1.811%	#	5/7/2026	1,800	1,783,284

56	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Sheridan Square CLO Ltd. 2013-1A A1†	1.339%	#	4/15/2025	$2,500	$2,447,654
SLM Private Education Loan Trust 2010-A 2A†	3.447%	#	5/16/2044	1,390	1,445,830
SLM Private Education Loan Trust 2011-B A1†	1.047%	#	12/16/2024	1,458	1,458,792
SLM Private Education Loan Trust 2012-A A1†	1.597%	#	8/15/2025	287	287,029
SLM Private Education Loan Trust 2012-C A1†	1.297%	#	8/15/2023	1,625	1,625,337
SLM Private Education Loan Trust 2012-E A1†	0.947%	#	10/16/2023	1,926	1,925,413
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.609%	#	4/17/2021	1,750	1,718,033
Tryon Park CLO Ltd. 2013-1A A1†	1.409%	#	7/15/2025	1,000	986,596
Venture XVI CLO Ltd. 2014-16A A1L†	1.789%	#	4/15/2026	3,746	3,713,491
Venture XVIII CLO Ltd. 2014-18A A†	1.739%	#	10/15/2026	2,000	1,981,595
Westchester CLO Ltd. 2007-1A A1A†	0.525%	#	8/1/2022	884	872,792
Total					75,432,755
Total Asset-Backed Securities (cost $252,800,335)					252,317,844

CORPORATE BONDS 22.59%

Aerospace/Defense 0.03%
Harris Corp.	4.854%		4/27/2035	445	438,530

Automotive 0.42%
Ford Motor Co.	6.375%		2/1/2029	697	806,825
Ford Motor Co.	6.625%		10/1/2028	1,335	1,581,624
General Motors Co.	5.00%		4/1/2035	2,245	2,149,749
Kia Motors Corp. (South Korea)†(a)	3.625%		6/14/2016	1,000	1,010,854
Total					5,549,052

Banks: Money Center 0.05%
Export-Import Bank of Korea (South Korea)(a)	3.75%		10/20/2016	650	663,423

Banks: Regional 3.46%
Bank of America Corp.	3.95%		4/21/2025	753	745,220
Bank of America Corp.	4.20%		8/26/2024	3,509	3,548,045
Bank of America Corp.	4.25%		10/22/2026	1,560	1,569,215
Barclays plc (United Kingdom)(a)	3.65%		3/16/2025	3,047	2,961,480
Citigroup, Inc.	5.50%		9/13/2025	3,647	4,012,823
Goldman Sachs Group, Inc. (The)	6.25%		2/1/2041	1,156	1,397,537
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	3,200	3,847,485
HBOS plc (United Kingdom)†(a)	6.00%		11/1/2033	1,232	1,366,288
JPMorgan Chase & Co.	3.875%		9/10/2024	6,895	6,941,879
JPMorgan Chase & Co.	4.25%		10/1/2027	2,200	2,220,077

See Notes to Financial Statements.	57

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Banks: Regional (continued)
Macquarie Bank Ltd. (Australia)†(a)	4.875%	6/10/2025	$1,975	$1,978,541
Macquarie Bank Ltd. (Australia)†(a)	6.625%	4/7/2021	2,231	2,505,743
Morgan Stanley	4.35%	9/8/2026	2,682	2,732,309
Morgan Stanley	5.00%	11/24/2025	1,201	1,296,811
Morgan Stanley	7.25%	4/1/2032	290	386,536
Santander UK Group Holdings plc (United Kingdom)†(a)	4.75%	9/15/2025	860	863,206
Santander UK plc (United Kingdom)(a)	7.95%	10/26/2029	2,615	3,370,243
Wells Fargo & Co.	4.10%	6/3/2026	793	806,901
Wells Fargo Bank NA	5.85%	2/1/2037	3,007	3,620,783
Total				46,171,122

Beverages 0.09%
Corporacion Lindley SA (Peru)†(a)	4.625%	4/12/2023	354	351,345
JB y Co. SA de CV (Mexico)†(a)	3.75%	5/13/2025	800	776,080
Total				1,127,425

Biotechnology Research & Production 0.54%
Amgen, Inc.	4.95%	10/1/2041	835	831,486
Amgen, Inc.	6.40%	2/1/2039	4,424	5,253,217
Gilead Sciences, Inc.	4.60%	9/1/2035	1,150	1,172,195
Total				7,256,898

Business Services 0.06%
Western Union Co. (The)	3.35%	5/22/2019	780	791,858

Chemicals 0.35%
Mexichem SAB de CV (Mexico)†(a)	4.875%	9/19/2022	550	559,625
Montell Finance Co. BV (Netherlands)†(a)	8.10%	3/15/2027	2,037	2,593,468
NewMarket Corp.	4.10%	12/15/2022	1,532	1,536,119
Total				4,689,212

Computer Hardware 0.27%
Hewlett-Packard Enterprise Co.†	4.90%	10/15/2025	3,651	3,610,328

Computer Software 0.13%
Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,710	1,772,064

Drugs 0.81%
Actavis Funding SCS (Luxembourg)(a)	4.55%	3/15/2035	2,175	2,143,325
Express Scripts Holding Co.	6.125%	11/15/2041	2,284	2,607,015

58	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Drugs (continued)
Forest Laboratories LLC†	4.375%	2/1/2019	$2,557	$2,698,944
Forest Laboratories LLC†	5.00%	12/15/2021	2,344	2,574,692
Zoetis, Inc.	4.70%	2/1/2043	955	831,701
Total				10,855,677

Electric: Power 0.89%
AES Gener SA (Chile)†(a)	5.00%	7/14/2025	200	196,265
Appalachian Power Co.	7.00%	4/1/2038	563	713,670
Dominion Resources, Inc.	7.00%	6/15/2038	936	1,158,069
Empresa Electrica Guacolda SA (Chile)†(a)	4.56%	4/30/2025	200	187,683
Empresas Publicas de Medellin ESP (Colombia)†(a)	7.625%	7/29/2019	1,400	1,580,180
Entergy Corp.	5.125%	9/15/2020	2,363	2,547,779
Exelon Generation Co. LLC	5.60%	6/15/2042	2,286	2,207,700
Public Service Co. of New Mexico	7.95%	5/15/2018	1,092	1,228,724
Texas-New Mexico Power Co.†	9.50%	4/1/2019	1,650	1,991,700
Total				11,811,770

Electrical Equipment 0.20%
KLA-Tencor Corp.	4.65%	11/1/2024	2,600	2,645,209

Engineering & Contracting Services 0.06%
Odebrecht Finance Ltd.†	5.25%	6/27/2029	800	464,000
Odebrecht Finance Ltd.†	7.125%	6/26/2042	530	318,000
Total				782,000

Financial Services 1.64%
Air Lease Corp.	4.25%	9/15/2024	586	575,745
Denali Borrower LLC/Denali Finance Corp.†	5.625%	10/15/2020	1,617	1,718,192
GE Capital International Funding Co. (Ireland)†(a)	4.418%	11/15/2035	9,149	9,403,662
General Electric Capital Corp.	6.75%	3/15/2032	2,152	2,826,689
Intercontinental Exchange, Inc.	3.75%	12/1/2025	900	908,826
Jefferies Group LLC	6.875%	4/15/2021	1,812	2,047,575
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	2,021	2,114,067
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	2,177	2,318,986
Total				21,913,742

Food 0.36%
Kraft Foods Group, Inc.	6.875%	1/26/2039	1,000	1,229,348
Kraft Heinz Foods Co.†	5.00%	7/15/2035	2,169	2,246,525

See Notes to Financial Statements.	59

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food (continued)
Kraft Heinz Foods Co.†	7.125%	8/1/2039	$829	$1,027,964
Sigma Alimentos SA de CV (Mexico)†(a)	6.875%	12/16/2019	313	352,125
Total				4,855,962

Health Care Products 0.06%
Medtronic, Inc.	4.625%	3/15/2044	733	754,244

Insurance 0.58%
Symetra Financial Corp.†	6.125%	4/1/2016	965	978,266
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	4,782	4,922,237
Willis North America, Inc.	7.00%	9/29/2019	1,675	1,889,758
Total				7,790,261

Leasing 0.39%
Aviation Capital Group Corp.†	6.75%	4/6/2021	4,626	5,221,597

Leisure 0.11%
Carnival plc (United Kingdom)(a)	7.875%	6/1/2027	1,230	1,487,541

Lodging 0.25%
Hyatt Hotels Corp.†	6.875%	8/15/2019	1,554	1,773,805
Starwood Hotels & Resorts Worldwide, Inc.	4.50%	10/1/2034	1,750	1,608,924
Total				3,382,729

Machinery: Agricultural 0.42%
Altria Group, Inc.	9.95%	11/10/2038	1,928	3,111,935
Reynolds American, Inc.	5.70%	8/15/2035	430	473,737
Reynolds American, Inc.†	8.125%	5/1/2040	1,550	1,945,200
Total				5,530,872

Manufacturing 0.13%
Trinity Industries, Inc.	4.55%	10/1/2024	1,771	1,676,354

Media 1.93%
21st Century Fox America, Inc.	6.20%	12/15/2034	1,268	1,471,354
21st Century Fox America, Inc.	6.90%	8/15/2039	1,177	1,433,535
CCO Safari II LLC†	6.384%	10/23/2035	4,358	4,521,643
Cox Communications, Inc.†	8.375%	3/1/2039	2,399	2,709,037
Discovery Communications LLC	6.35%	6/1/2040	1,650	1,655,211
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	4/11/2022	2,809	2,763,354

60	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Globo Comunicacao e Participacoes SA (Brazil) (7.25% after 5/11/2017)†~(a)	5.307%	5/11/2022	$1,855	$1,881,898
Time Warner Cable, Inc.	7.30%	7/1/2038	4,418	4,794,581
Time Warner, Inc.	7.625%	4/15/2031	1,835	2,314,306
Viacom, Inc.	6.875%	4/30/2036	2,165	2,192,409
Total				25,737,328

Metals & Minerals: Miscellaneous 0.29%
Barrick International Barbados Corp. (Barbados)†(a)	6.35%	10/15/2036	1,250	1,090,551
Glencore Finance Canada Ltd. (Canada)†(a)	6.00%	11/15/2041	2,449	1,792,690
Glencore Funding LLC†	4.625%	4/29/2024	252	191,533
Goldcorp, Inc. (Canada)(a)	5.45%	6/9/2044	831	734,837
Total				3,809,611

Natural Gas 0.41%
Dominion Gas Holdings LLC	4.60%	12/15/2044	1,806	1,712,803
Fermaca Enterprises S de RL de CV (Mexico)†(a)	6.375%	3/30/2038	1,763	1,683,251
GNL Quintero SA (Chile)†(a)	4.634%	7/31/2029	450	437,474
SourceGas LLC†	5.90%	4/1/2017	886	924,924
Transportadora de Gas del Peru SA (Peru)†(a)	4.25%	4/30/2028	700	668,500
Total				5,426,952

Oil 1.34%
Apache Corp.	6.00%	1/15/2037	1,992	2,164,374
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%	5/15/2019	816	898,987
Canadian Oil Sands Ltd. (Canada)†(a)	7.90%	9/1/2021	403	452,449
Eni SpA (Italy)†(a)	5.70%	10/1/2040	4,800	4,739,914
Helmerich & Payne International Drilling Co.	4.65%	3/15/2025	111	112,112
KazMunayGas National Co. JSC (Kazakhstan)†(a)	4.875%	5/7/2025	250	233,725
Kerr-McGee Corp.	7.125%	10/15/2027	925	1,094,442
Kerr-McGee Corp.	7.875%	9/15/2031	945	1,166,072
Kunlun Energy Co., Ltd. (Hong Kong)†(a)	3.75%	5/13/2025	500	492,930
LUKOIL International Finance BV (Netherlands)†(a)	6.656%	6/7/2022	250	262,155
Marathon Oil Corp.	5.20%	6/1/2045	1,153	994,600
Marathon Oil Corp.	6.60%	10/1/2037	569	577,930
Rowan Cos., Inc.	7.875%	8/1/2019	2,565	2,589,778
Shell International Finance BV (Netherlands)(a)	6.375%	12/15/2038	650	815,410
Valero Energy Corp.	10.50%	3/15/2039	912	1,314,000
Total				17,908,878

See Notes to Financial Statements.	61

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers 1.86%
Enbridge Energy Partners LP	9.875%	3/1/2019	$2,125	$2,464,637
Energy Transfer Partners LP	6.125%	12/15/2045	597	513,707
Energy Transfer Partners LP	6.625%	10/15/2036	1,703	1,581,184
Energy Transfer Partners LP	7.50%	7/1/2038	2,124	2,118,076
Enterprise Products Operating LLC	7.55%	4/15/2038	2,325	2,706,472
Gulfstream Natural Gas System LLC†	4.60%	9/15/2025	775	768,512
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	2,710	2,921,429
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	2,000	1,912,650
Kinder Morgan Energy Partners LP	7.50%	11/15/2040	1,000	967,900
Kinder Morgan, Inc.	7.75%	1/15/2032	1,162	1,133,091
Kinder Morgan, Inc.	8.05%	10/15/2030	367	367,875
Ruby Pipeline LLC†	6.00%	4/1/2022	2,980	3,123,430
Southeast Supply Header LLC†	4.25%	6/15/2024	1,086	1,047,847
Tennessee Gas Pipeline Co. LLC	8.375%	6/15/2032	774	789,975
Williams Cos., Inc. (The)	8.75%	3/15/2032	2,460	2,417,410
Total				24,834,195

Oil: Integrated Domestic 0.33%
Halliburton Co.	6.70%	9/15/2038	326	396,524
Halliburton Co.	7.45%	9/15/2039	1,207	1,590,082
Weatherford International Ltd.	9.875%	3/1/2039	2,613	2,361,499
Total				4,348,105

Paper & Forest Products 0.26%
Georgia-Pacific LLC	8.875%	5/15/2031	2,435	3,502,730

Real Estate Investment Trusts 1.31%
American Tower Corp.	4.00%	6/1/2025	2,336	2,318,945
CBRE Services, Inc.	4.875%	3/1/2026	2,902	2,878,694
EPR Properties	5.25%	7/15/2023	4,129	4,232,122
Hospitality Properties Trust	4.65%	3/15/2024	925	915,764
Host Hotels & Resorts LP	5.25%	3/15/2022	1,112	1,195,451
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	607	614,607
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	2,533	2,637,486
PLA Administradora Industrial S de RL de CV (Mexico)†(a)	5.25%	11/10/2022	600	596,250
Senior Housing Properties Trust	6.75%	12/15/2021	1,250	1,418,460
Trust F/1401 (Mexico)†(a)	5.25%	1/30/2026	600	595,800
Total				17,403,579

62	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail 0.20%
QVC, Inc.	5.125%	7/2/2022	$775	$790,513
Walgreens Boots Alliance, Inc.	4.50%	11/18/2034	1,200	1,107,835
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	875	803,922
Total				2,702,270

Savings & Loan 0.04%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	497	587,139

Steel 0.25%
Allegheny Technologies, Inc.	9.375%	6/1/2019	3,266	3,270,082

Technology 0.95%
Alibaba Group Holding Ltd. (China)(a)	3.60%	11/28/2024	3,000	2,897,478
Amazon.com, Inc.	4.80%	12/5/2034	6,835	7,206,441
Expedia, Inc.	4.50%	8/15/2024	1,666	1,652,229
Tencent Holdings Ltd. (China)†(a)	3.375%	5/2/2019	900	917,893
Total				12,674,041

Telecommunications 1.65%
AT&T, Inc.	4.50%	5/15/2035	340	320,092
AT&T, Inc.	5.35%	9/1/2040	1,383	1,384,344
AT&T, Inc.	6.30%	1/15/2038	3,783	4,228,392
AT&T, Inc.	6.50%	9/1/2037	2,593	2,955,888
GTE Corp.	6.94%	4/15/2028	7,252	8,656,937
Motorola Solutions, Inc.	3.75%	5/15/2022	2,463	2,282,354
Verizon Communications, Inc.	4.272%	1/15/2036	1,086	1,003,705
Verizon Communications, Inc.	5.85%	9/15/2035	1,105	1,218,069
Total				22,049,781

Textiles Products 0.09%
Mohawk Industries, Inc.	6.125%	1/15/2016	1,198	1,204,862

Utilities 0.18%
Aquarion Co.†	4.00%	8/15/2024	2,500	2,439,090

Utilities: Electrical 0.20%
Tennessee Valley Authority	3.50%	12/15/2042	2,795	2,625,075
Total Corporate Bonds (cost $310,865,080)				301,301,588

See Notes to Financial Statements.	63

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
FOREIGN GOVERNMENT OBLIGATIONS 2.06%

Bahamas 0.05%
Commonwealth of Bahamas†(a)	6.95%	11/20/2029	$588	$685,020

Bermuda 0.18%
Bermuda Government†	5.603%	7/20/2020	2,200	2,431,000

Brazil 0.18%
Federal Republic of Brazil(a)	4.25%	1/7/2025	1,400	1,219,750
Federal Republic of Brazil(a)	5.00%	1/27/2045	300	222,000
Federal Republic of Brazil†(a)	5.333%	2/15/2028	1,000	807,500
Federal Republic of Brazil(a)	5.625%	1/7/2041	123	98,400
Total				2,347,650

Cayman Islands 0.06%
Cayman Islands Government†	5.95%	11/24/2019	700	799,750

Colombia 0.13%
Republic of Colombia(a)	4.00%	2/26/2024	1,800	1,764,000

Indonesia 0.13%
Perusahaan Penerbit SBSN†(a)	3.30%	11/21/2022	1,350	1,258,875
Republic of Indonesia†(a)	5.875%	1/15/2024	400	433,864
Total				1,692,739

Kazakhstan 0.03%
Republic of Kazakhstan†(a)	4.875%	10/14/2044	500	431,825

Latvia 0.08%
Republic of Latvia†(a)	5.25%	6/16/2021	988	1,118,535

Lithuania 0.19%
Republic of Lithuania†(a)	7.375%	2/11/2020	2,097	2,501,369

Mexico 0.25%
United Mexican States(a)	4.00%	10/2/2023	2,080	2,126,800
United Mexican States(a)	5.55%	1/21/2045	1,099	1,158,071
Total				3,284,871

Panama 0.08%
Republic of Panama(a)	4.00%	9/22/2024	768	777,600
Republic of Panama(a)	4.30%	4/29/2053	275	239,250
Total				1,016,850

64	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Peru 0.04%
Republic of Peru(a)	4.125%		8/25/2027	$520	$521,300

Philippines 0.19%
Republic of Philippines(a)	3.95%		1/20/2040	700	713,856
Republic of Philippines(a)	9.50%		10/21/2024	1,220	1,821,460
Total					2,535,316

Slovenia 0.04%
Republic of Slovenia†(a)	5.25%		2/18/2024	471	525,010

South Africa 0.06%
Republic of South Africa(a)	5.50%		3/9/2020	800	852,266

Trinidad And Tobago 0.02%
Republic of Trinidad & Tobago†(a)	4.375%		1/16/2024	200	212,500

Turkey 0.32%
Republic of Turkey(a)	4.25%		4/14/2026	200	190,040
Republic of Turkey(a)	5.75%		3/22/2024	3,040	3,243,072
Republic of Turkey(a)	7.00%		6/5/2020	750	843,706
Total					4,276,818

Uruguay 0.03%
Republic of Uruguay PIK(a)	7.875%		1/15/2033	330	419,925
Total Foreign Government Obligations (cost $28,029,242)					27,416,744

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.08%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.366%	#	2/25/2032	12,903	2,394,501
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	452	453,884
Government National Mortgage Assoc. 2015-47 AE	2.90%	#	11/16/2055	6,155	6,240,927
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	4,296	4,373,040
Government National Mortgage Assoc. 2015-73 AC	2.90%	#	2/16/2053	982	1,001,839
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $14,507,153)					14,464,191

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 21.42%
Federal Home Loan Mortgage Corp.	2.156%	#	6/1/2043	7,710	7,827,272
Federal Home Loan Mortgage Corp.	3.075%	#	10/1/2044	9,429	9,722,683
Federal Home Loan Mortgage Corp.	3.172%	#	7/1/2044	3,511	3,626,613
Federal Home Loan Mortgage Corp.	3.216%	#	6/1/2044	2,785	2,881,611
Federal Home Loan Mortgage Corp.(b)	3.50%		TBA	32,460	33,558,061
Federal Home Loan Mortgage Corp.	4.00%		12/1/2044	5,096	5,465,773

See Notes to Financial Statements.	65

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Mortgage Corp.	5.00%		11/1/2017 - 6/1/2026	$2,622	$2,800,000
Federal National Mortgage Assoc. (b)	3.00%		TBA	38,865	39,628,264
Federal National Mortgage Assoc.	3.50%		4/1/2043 - 11/1/2045	59,800	62,086,155
Federal National Mortgage Assoc.	4.00%		10/1/2040 - 2/1/2045	22,478	23,980,870
Federal National Mortgage Assoc.(b)	4.00%		TBA	15,000	15,914,648
Federal National Mortgage Assoc.(b)	4.50%		TBA	64,114	69,313,245
Federal National Mortgage Assoc.	5.50%		9/1/2034 - 9/1/2036	7,768	8,758,909
Federal National Mortgage Assoc.	6.50%		1/1/2036	59	69,084
Total Government Sponsored Enterprises Pass-Throughs (cost $286,485,006)					285,633,188

MUNICIPAL BONDS 0.33%

Miscellaneous
American Municipal Power, Inc.	7.834%		2/15/2041	845	1,164,621
Municipal Elec Auth of Georgia	7.055%		4/1/2057	1,675	1,846,269
North Texas Tollway Auth	8.91%		2/1/2030	1,150	1,372,790
Total Municipal Bonds (cost $4,175,138)					4,383,680

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.11%
Banc of America Commercial Mortgage Trust 2015-UBS7 B	4.512%	#	9/15/2048	647	680,260
Banc of America Commercial Mortgage Trust 2015-UBS7 C	4.512%	#	9/15/2048	324	321,303
Bear Stearns ALT-A Trust 2004-8 1A	0.897%	#	9/25/2034	1,434	1,398,071
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.469%	#	5/10/2047	24,741	1,967,375
Citigroup Commercial Mortgage Trust 2015-GC33 AS	4.114%		9/10/2058	1,310	1,367,983
Citigroup Commercial Mortgage Trust 2015-GC33 B	4.571%		9/10/2058	1,428	1,506,009
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	4,534	4,555,560
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.455%	#	8/10/2047	4,385	310,391
Commercial Mortgage Pass-Through Certificates 2014-UBS5 B	4.514%		9/10/2047	1,599	1,689,811
Commercial Mortgage Pass-Through Certificates 2015-LC23 C	4.646%	#	10/10/2053	1,000	999,568

66	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2015-LC23 D†	3.646%	#	10/10/2053	$2,000	$1,666,875
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.591%	#	7/10/2050	620	636,269
CSAIL Commercial Mortgage Trust 2015-C2 C	4.353%	#	6/15/2057	325	306,008
DBWF Mortgage Trust 2015-LCM A2†	3.535%	#	6/10/2034	853	848,363
DBWF Mortgage Trust 2015-LCM D†	3.535%	#	6/10/2034	895	832,131
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.495%	#	12/15/2019	953	926,645
Granite Master Issuer plc 2006-3 A7 (United Kingdom)(a)	0.407%	#	12/20/2054	418	418,341
Granite Master Issuer plc 2007-1 4A1 (United Kingdom)(a)	0.427%	#	12/20/2054	1,250	1,249,886
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	1,100	1,096,565
GS Mortgage Securities Trust 2013-G1 A2†	3.557%		4/10/2031	427	428,128
GS Mortgage Securities Trust 2015-GC32 C	4.559%	#	7/10/2048	685	677,693
Houston Galleria Mall Trust 2015-HGLR A1A2†	3.087%		3/5/2037	461	455,227
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	2,410	2,493,589
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#	8/5/2034	2,231	2,198,895
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 AS	3.372%		12/15/2047	4,750	4,836,012
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 AS	4.243%		4/15/2047	1,550	1,651,894
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.421%	#	4/15/2047	4,907	238,155
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.438%	#	4/15/2047	1,381	34,573
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 AS	4.065%		11/15/2047	3,173	3,329,108
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.457%	#	7/15/2048	573	524,668
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	3,504	3,484,100
MSCG Trust 2015-ALDR B†	3.462%	#	6/7/2035	1,250	1,250,736
Sequoia Mortgage Trust 2012-4 A3	2.069%		9/25/2042	954	920,227
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A1†	3.872%	#	1/5/2035	1,383	1,384,061
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	1,010	1,011,786
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.276%	#	5/15/2048	2,000	1,598,722
Wells Fargo Commercial Mortgage Trust 2015-LC20 B	3.719%		4/15/2050	1,464	1,425,856

See Notes to Financial Statements.	67

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.374%	#	5/15/2047	$9,706	$642,816
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.734%	#	5/15/2047	1,909	86,424
WF-RBS Commercial Mortgage Trust 2014-C23 C	3.995%	#	10/15/2057	550	526,986
WF-RBS Commercial Mortgage Trust 2014-C23 XA IO	0.857%	#	10/15/2057	24,763	1,037,304
WF-RBS Commercial Mortgage Trust 2014-C23 XB IO	0.307%		10/15/2057	36,416	823,686
WF-RBS Commercial Mortgage Trust 2014-C25 B	4.236%	#	11/15/2047	1,000	1,024,599
Total Non-Agency Commercial Mortgage-Backed Securities (cost $54,606,417)					54,862,659

U.S. TREASURY OBLIGATIONS 37.88%
U.S. Treasury Bond	2.875%		8/15/2045	21,167	20,652,705
U.S. Treasury Bond	3.00%		5/15/2045	26,364	26,345,466
U.S. Treasury Note	0.625%		2/15/2017	33,613	33,560,497
U.S. Treasury Note	0.875%		10/15/2017	99,242	99,185,829
U.S. Treasury Note	1.25%		11/30/2018	142,166	142,249,309
U.S. Treasury Note	1.375%		9/30/2020	28,193	27,824,067
U.S. Treasury Note	1.375%		10/31/2020	91,302	90,071,523
U.S. Treasury Note	1.75%		4/30/2022	32,740	32,364,014
U.S. Treasury Note	2.25%		11/15/2025	12,665	12,702,602
U.S. Treasury Note	2.625%		11/15/2020	19,350	20,194,666
Total U.S. Treasury Obligations (cost $506,443,757)					505,150,678
Total Long-Term Investments (cost $1,457,912,128)					1,445,530,572

SHORT-TERM INVESTMENTS 3.99%

U.S. TREASURY OBLIGATION 1.00%
U.S. Treasury Note (cost $13,355,995)	1.50%		7/31/2016	13,249	13,332,323

68	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2015

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 2.99%
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $22,245,000 of Federal Home Loan Mortgage Corp. at 1.625% due 12/27/2018; $17,495,000 of Federal National Mortgage Assoc. at 1.125% due 12/14/2018 and $835,000 of U.S. Treasury Note at 1.50% due 12/31/2018; value: $40,698,544; proceeds: $39,899,457 (cost $39,899,457)	$39,899	$39,899,457
Total Short-Term Investments (cost $53,255,452)		53,231,780
Total Investments in Securities 112.38% (cost $1,511,167,580)		1,498,762,352
Liabilities in Excess of Cash and Other Assets(c) (12.38%)		(165,102,860)
Net Assets 100.00%		$1,333,659,492

IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2015.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Foreign security traded in U.S. dollars.
(b)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(c)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at November 30, 2015:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2016	47	Long	$5,577,945	$ 3,589
Ultra Long U.S. Treasury Bond	March 2016	28	Long	4,436,250	27,732
Totals				$10,014,195	$31,321

See Notes to Financial Statements.	69

Schedule of Investments (concluded)

CORE FIXED INCOME FUND November 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$74,113,267	$1,319,488	(4)	$75,432,755
Remaining Industries	–	176,885,089	–		176,885,089
Corporate Bonds	–	301,301,588	–		301,301,588
Foreign Government Obligations	–	27,416,744	–		27,416,744
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	14,464,191	–		14,464,191
Government Sponsored Enterprises Pass-Throughs	–	285,633,188	–		285,633,188
Municipal Bonds	–	4,383,680	–		4,383,680
Non-Agency Commercial Mortgage-Backed Securities	–	54,862,659	–		54,862,659
U.S. Treasury Obligations	–	518,483,001	–		518,483,001
Repurchase Agreement	–	39,899,457	–		39,899,457
Total	$–	$1,497,442,864	$1,319,488		$1,498,762,352

Other Financial Instruments
Futures Contracts
Assets	$31,321	$–	$–		$31,321
Liabilities	–	–	–		–
Total	$31,321	$–	$–		$31,321

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Asset-Backed
Investment Type	Securities
Balance as of December 1, 2014	$–
Accrued discounts/premiums	1
Realized gain (loss)	–
Change in unrealized appreciation/depreciation	(133)
Purchases	1,319,620
Sales	–
Net transfers in or out of Level 3	–
Balance as of November 30, 2015	$1,319,488

70	See Notes to Financial Statements.

Schedule of Investments

FLOATING RATE FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
LONG-TERM INVESTMENTS 95.20%

ASSET-BACKED SECURITY 0.04%

Other
NorthStar Real Estate CDO VIII Ltd. 2006-8A A2† (cost $2,404,133)	0.553%	#	2/1/2041	$2,800	$2,618,282

				Shares
				(000)
COMMON STOCK 0.00%

Metals/Minerals
Mirabela Nickel Ltd. *(a) (cost $621,429)				AUD 8,607	62,245

				Principal
				Amount
				(000)
CORPORATE BONDS 5.63%

Aerospace 0.10%
Air Canada (Canada)†(b)	7.75%		4/15/2021	$6,250	6,480,469

Chemicals 0.15%
Chemtura Corp.	5.75%		7/15/2021	4,891	4,939,910
Grupo Idesa SA de CV (Mexico)†(b)	7.875%		12/18/2020	3,400	3,485,000
TPC Group, Inc.†	8.75%		12/15/2020	1,615	1,130,500
Total					9,555,410

Consumer Non-Durables 0.29%
Hot Topic, Inc.†	9.25%		6/15/2021	5,000	4,412,500
NES Rentals Holdings, Inc.†	7.875%		5/1/2018	7,350	7,129,500
Springs Industries, Inc.	6.25%		6/1/2021	6,969	7,003,845
Total					18,545,845

Energy 1.10%
Bill Barrett Corp.	7.00%		10/15/2022	6,095	4,342,687
Bill Barrett Corp.	7.625%		10/1/2019	1,543	1,195,825
Bonanza Creek Energy, Inc.	6.75%		4/15/2021	4,893	3,865,470
CITGO Petroleum Corp.†	6.25%		8/15/2022	1,853	1,829,838
Clayton Williams Energy, Inc.	7.75%		4/1/2019	4,905	4,610,700
CrownRock LP/CrownRock Finance, Inc.†	7.75%		2/15/2023	2,650	2,709,625
CVR Refining LLC/Coffeyville Finance, Inc.	6.50%		11/1/2022	985	975,150
Eclipse Resources Corp.†	8.875%		7/15/2023	6,859	4,835,595

See Notes to Financial Statements.	71

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy (continued)
EP Energy LLC/Everest Acquisition Finance, Inc.	6.375%	6/15/2023	$3,197	$2,461,690
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(b)	7.50%	2/11/2020	7,500	5,315,625
Memorial Resource Development Corp.	5.875%	7/1/2022	3,125	2,929,687
Northern Tier Energy LLC/Northern Tier Finance Corp.	7.125%	11/15/2020	3,840	3,936,000
Parsley Energy LLC/Parsley Finance Corp.†	7.50%	2/15/2022	6,000	6,120,000
Rockies Express Pipeline LLC†	5.625%	4/15/2020	7,275	7,165,875
Sabine Pass Liquefaction LLC	5.75%	5/15/2024	9,800	9,089,500
Seven Generations Energy Ltd. (Canada)†(b)	8.25%	5/15/2020	6,326	6,167,850
Ultra Petroleum Corp.†	6.125%	10/1/2024	5,216	1,903,840
Total				69,454,957

Food & Drug 0.22%
BI-LO LLC/BI-LO Finance Corp.†	9.25%	2/15/2019	980	1,002,050
Post Holdings, Inc.†	7.75%	3/15/2024	6,990	7,269,600
WhiteWave Foods Co. (The)	5.375%	10/1/2022	5,295	5,645,794
Total				13,917,444

Food/Tobacco 0.30%
Carrols Restaurant Group, Inc.	8.00%	5/1/2022	4,331	4,628,756
CEC Entertainment, Inc.	8.00%	2/15/2022	6,712	6,477,080
Diamond Foods, Inc.†	7.00%	3/15/2019	192	199,680
JBS USA LLC/JBS USA Finance, Inc.†	7.25%	6/1/2021	3,792	3,962,640
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	4,040	3,747,100
Total				19,015,256

Forest Products 0.29%
Mercer International, Inc. (Canada)(b)	7.00%	12/1/2019	3,440	3,551,800
Norbord, Inc. (Canada)†(b)	5.375%	12/1/2020	1,472	1,490,400
Norbord, Inc. (Canada)†(b)	6.25%	4/15/2023	5,832	5,846,580
PaperWorks Industries, Inc.†	9.50%	8/15/2019	7,297	7,187,545
Total				18,076,325

Gaming/Leisure 0.39%
Carmike Cinemas, Inc.†	6.00%	6/15/2023	4,214	4,350,955
Greektown Holdings LLC/Greektown Mothership Corp.†	8.875%	3/15/2019	4,995	5,157,337
NCL Corp. Ltd.†	4.625%	11/15/2020	5,872	5,916,040

72	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Gaming/Leisure (continued)
Sugarhouse HSP Gaming Prop. Mezz. LP/ Sugarhouse HSP Gaming Finance Corp.†	6.375%		6/1/2021	$4,214	$3,982,230
Wynn Macau Ltd. (Macau)†(b)	5.25%		10/15/2021	5,600	5,068,000
Total					24,474,562

Healthcare 0.22%
Tenet Healthcare Corp.†	3.837%	#	6/15/2020	8,819	8,741,834
Tenet Healthcare Corp.	8.00%		8/1/2020	4,872	4,969,440
Total					13,711,274

Housing 0.29%
Builders FirstSource, Inc.†	10.75%		8/15/2023	3,429	3,531,870
CPG Merger Sub LLC†	8.00%		10/1/2021	6,417	6,384,915
Ply Gem Industries, Inc.	6.50%		2/1/2022	8,945	8,606,694
Total					18,523,479

Information Technology 0.05%
Equinix, Inc.(c)	5.875%		1/15/2026	2,878	2,928,365

Media/Telecommunications 1.14%
Altice Financing SA (Luxembourg)†(b)	6.625%		2/15/2023	12,600	12,529,062
CSC Holdings LLC	5.25%		6/1/2024	3,465	2,945,250
DreamWorks Animation SKG, Inc.†	6.875%		8/15/2020	8,867	8,822,665
Frontier Communications Corp.†	8.875%		9/15/2020	9,789	9,837,945
Frontier Communications Corp.†	11.00%		9/15/2025	3,701	3,636,232
iHeartCommunications, Inc.	5.50%		12/15/2016	2,250	1,968,750
Intelsat Luxembourg SA (Luxembourg)(b)	6.75%		6/1/2018	5,679	3,748,140
T-Mobile USA, Inc.	6.464%		4/28/2019	6,367	6,558,010
T-Mobile USA, Inc.	6.50%		1/15/2026	6,851	6,859,564
Townsquare Media, Inc.†	6.50%		4/1/2023	2,063	1,952,114
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%		9/1/2020	6,690	6,556,200
Zayo Group LLC/Zayo Capital, Inc.	6.00%		4/1/2023	6,687	6,672,269
Total					72,086,201

Metals/Minerals 0.12%
Coeur Mining, Inc.	7.875%		2/1/2021	10,000	5,762,500
Mirabela Nickel Ltd. (Australia)(b)	1.00%		9/10/2044	51	5
Thompson Creek Metals Co., Inc.	7.375%		6/1/2018	8,250	2,145,000
Total					7,907,505

See Notes to Financial Statements.	73

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Retail 0.34%
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022	$5,836	$5,690,100
Rent-A-Center, Inc.	6.625%	11/15/2020	7,924	6,933,500
Rite Aid Corp.†	6.125%	4/1/2023	4,606	4,899,632
Toys R Us Property Co. II LLC	8.50%	12/1/2017	3,990	3,760,575
Total				21,283,807

Service 0.24%
Alliance Data Systems Corp.†	6.375%	4/1/2020	3,760	3,872,800
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	7,250	4,495,000
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017	6,835	6,928,981
Total				15,296,781

Transportation 0.28%
Affinia Group, Inc.	7.75%	5/1/2021	1,566	1,628,640
Dynagas LNG Partners LP/Dynagas Finance, Inc. (Greece)(b)	6.25%	10/30/2019	9,340	7,658,800
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	8,380	8,233,350
Total				17,520,790

Utility 0.11%
Illinois Power Generating Co.	7.00%	4/15/2018	4,472	4,002,440
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	2,812	3,100,077
Total				7,102,517
Total Corporate Bonds (cost $385,108,170)				355,880,987

FLOATING RATE LOANS(d) 89.14%

Aerospace 3.32%
American Airlines, Inc. 2015 New Term Loan	3.25%	6/26/2020	38,722	38,339,547
AWAS Finance Luxembourg 2012 SA Term Loan (Luxembourg)(b)	3.50%	7/16/2018	17,041	17,030,717
Camp International Holding Company 2013 Replacement 1st Lien Term Loan	4.75%	5/31/2019	10,003	9,846,608
Delta Air Lines, Inc. 2014 Term Loan B1	3.25%	10/18/2018	41,417	41,413,090
Doncasters U.S. Finance LLC 2nd Lien Term Loan	9.50%	10/9/2020	8,768	8,636,315
Doncasters U.S. Finance LLC Term Loan B	4.50%	4/9/2020	15,018	14,623,976
Gol LuxCo S.A. Term Loan (Luxembourg)(b)	6.50%	8/31/2020	9,791	9,595,180
TransDigm, Inc. Tranche C Term Loan	3.75%	2/28/2020	29,306	28,651,112

74	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Aerospace (continued)
TransDigm, Inc. Tranche D Term Loan	3.75%	6/4/2021		$3,249	$3,174,903
United Air Lines, Inc. Class B Term Loan	3.25%	4/1/2019		26,043	25,871,011
United Air Lines, Inc. Class B1 Term Loan	3.50%	9/15/2021		12,536	12,451,982
Total					209,634,441

Chemicals 2.74%
American Pacific Corp. Term Loan	7.00%	2/27/2019		10,887	10,859,769
EWT Holdings III Corp. 1st Lien Term Loan	4.75%	1/15/2021		8,482	8,418,310
Huntsman International LLC 2014-1 Incremental Term Loan	3.75%	10/1/2021		10,870	10,800,449
Huntsman International LLC Extended Term Loan B	3.068%	4/19/2017		11,035	10,888,129
INEOS Finance plc 2022 Euro Term Loan(a)	4.25%	3/31/2022	EUR	8,905	9,263,738
INEOS US Finance LLC Cash Dollar Term Loan	3.75%	5/4/2018		$29,754	29,263,832
MacDermid, Inc. 1st Lien Tranche B Term Loan	4.50%	6/7/2020		10,959	10,657,239
MacDermid, Inc. Term Loan B3	5.50%	6/7/2020		7,830	7,634,250
OXEA Finance & Cy S.C.A. 1st Lien Tranche B2 Term Loan	4.25%	1/15/2020		9,671	9,290,621
OXEA Finance & Cy S.C.A. 2nd Lien Term Loan	9.50%	7/15/2020		15,907	14,528,420
Phibro Animal Health Corp. Term Loan B	4.00%	4/16/2021		10,115	9,988,855
PolyOne Corp. Initial Term Loan	3.75%	11/11/2022		9,787	9,789,055
Tata Chemicals North America Term Loan	3.75%	8/7/2020		22,815	22,301,645
Trinseo Materials Operating S.C.A. Term Loan B (Luxembourg)(b)	4.25%	11/5/2021		9,787	9,673,862
Total					173,358,174

Consumer Durables 0.26%
Spectrum Brands, Inc. Term Loan	3.50%	6/23/2022		16,581	16,590,542

Consumer Non-Durables 1.39%
Charger OpCo B.V. EUR Term Loan B1(a)	4.25%	7/2/2022	EUR	11,621	12,291,780
Charger OpCo B.V. US Term Loan B1 (Netherlands)(b)	4.25%	7/2/2022		$16,153	16,099,381
FGI Operating Co. LLC Term Loan B	5.50%	4/19/2019		18,382	14,889,674
Jarden Corp. New Tranche B Term Loan	2.732% - 2.827%	3/31/2018		3,835	3,837,825
Jarden Corp. Tranche B1 Term Loan	2.982%	9/30/2020		12,220	12,252,142
Jarden Corp. Tranche B2 Term Loan	2.982%	7/30/2022		8,811	8,818,049
Vogue International LLC Tranche B Term Loan	5.75%	2/14/2020		19,474	19,473,705
Total					87,662,556

See Notes to Financial Statements.	75

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy 2.53%
C&J Energy Services, Inc. Tranche B1 Initial Term Loan	6.50%	3/23/2020	$14,549	$9,802,315
Callon Petroleum Co. 2nd Lien Term Loan	8.50%	10/8/2021	9,840	9,680,100
Chief Exploration & Development LLC 2nd Lien Term Loan	7.50%	5/12/2021	16,758	12,735,722
CITGO Holding, Inc. Term Loan	9.50%	5/12/2018	16,815	16,882,310
CITGO Petroleum Corp. Term Loan B	4.50%	7/29/2021	12,129	11,871,167
EIF Channelview Cogeneration LLC Term Loan	4.25%	5/8/2020	17,436	14,646,076
EMG Utica LLC Term Loan	4.75%	3/27/2020	9,554	9,040,196
Energy Transfer Equity LP 2013 Term Loan	3.25%	12/2/2019	7,200	6,849,000
Energy Transfer Equity LP Term Loan	4.00%	12/2/2019	9,594	9,310,290
EP Energy LLC Tranche B3 Term Loan	3.50%	5/24/2018	13,236	12,022,722
Gates Global LLC Initial Dollar Term Loan	4.25%	7/6/2021	4,892	4,585,247
Jonah Energy LLC 2nd Lien Initial Term Loan	7.50%	5/12/2021	15,119	11,263,772
Longview Power LLC Advance Term Loan B	7.00%	4/13/2021	6,351	6,192,305
Moxie Patriot LLC Advanced Construction Term Loan B1	6.75%	12/19/2020	12,875	12,231,250
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020	28,917	8,855,780
Western Refining, Inc. 2013 Term Loan	4.25%	11/12/2020	3,881	3,764,617
Total				159,732,869

Financial 3.39%
Alliant Holdings Intermediate LLC Initial Term Loan	4.50%	8/12/2022	8,979	8,805,299
AssuredPartners, Inc. 1st Lien Term Loan	5.75%	10/21/2022	13,014	12,981,465
Asurion LLC Incremental Tranche B4 Term Loan	5.00%	8/4/2022	8,378	7,775,038
BDF Acquisition Corp. Initial Term Loan	5.25%	2/12/2021	13,728	13,573,322
Communications Sales & Leasing, Inc. Term Loan	5.00%	10/24/2022	14,532	13,483,269
Delos Finance S.A.R.L. Term Loan (Luxembourg)(b)	3.50%	3/6/2021	40,296	40,199,295
Fly Funding II S.A.R.L Term Loan (Luxembourg)(b)	3.50%	8/9/2019	35,703	35,564,912
HUB International Ltd. Initial Term Loan	4.00%	10/2/2020	31,365	30,495,743
National Financial Partners Corp. 2014 Specified Refinancing Term Loan	4.50%	7/1/2020	22,460	22,066,679
Ocwen Loan Servicing Initial Term Loan	5.50%	2/15/2018	5,347	5,353,473
Sedgwick Claims Management Services, Inc. 1st Lien Initial Term Loan	3.75%	3/1/2021	20,080	19,511,289
Sedgwick Claims Management Services, Inc. 2nd Lien Initial Term Loan	6.75%	2/28/2022	4,532	4,206,938
Total				214,016,722

76	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food & Drug 3.48%
Albertson’s LLC Term Loan B2	5.375%	3/21/2019	$46,430	$46,395,071
B&G Foods, Inc. Tranche B Term Loan	3.75%	11/2/2022	14,677	14,682,504
New Albertson’s, Inc. Incremental Term Loan	4.75%	6/27/2021	35,894	35,711,503
P.F. Chang’s China Bistro, Inc. Borrowing Term Loan	4.25%	7/2/2019	11,379	10,923,508
Red Lobster Management LLC 1st Lien Initial Term Loan	6.25%	7/28/2021	14,979	14,972,409
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan	5.75%	8/21/2020	21,230	21,367,146
Rite Aid Corp. 2nd Lien Tranche 2 Term Loan	4.875%	6/21/2021	21,295	21,354,694
Smart & Final, Inc. 1st Lien Term Loan	4.00%	11/15/2019	15,537	15,407,641
Supervalu, Inc. New Term Loan	4.50%	3/21/2019	28,915	28,846,959
US Foods, Inc. Incremental Term Loan	4.50%	3/31/2019	10,075	10,015,268
Total				219,676,703

Food/Tobacco 1.63%
Aramark Corp. Term Loan E	3.25%	9/7/2019	2,512	2,506,174
Candy Intermediate Holdings, Inc. Initial Term Loan	7.50%	6/18/2018	16,417	16,417,476
Del Monte Foods, Inc. 2nd Lien Initial Term Loan	8.25%	8/18/2021	2,000	1,825,000
Diamond Foods, Inc. Term Loan	4.25%	8/20/2018	12,721	12,707,973
Fairway Group Acquisition Co. 2013 Term Loan	5.00%	8/17/2018	7,241	6,010,300
New Red Finance, Inc. Term Loan B2 (Canada)(b)	3.75%	12/10/2021	31,744	31,610,792
Performance Food Group, Inc. 2nd Lien Initial Term Loan	6.25%	11/14/2019	15,517	15,523,735
Pinnacle Foods Finance LLC New Term Loan G	3.00%	4/29/2020	13,782	13,681,251
Post Holdings, Inc. Series A Incremental Term Loan	3.75%	6/2/2021	2,797	2,799,532
Total				103,082,233

Forest Products 2.93%
Berry Plastics Corp. Term Loan D	3.50%	2/8/2020	25,281	24,865,228
Berry Plastics Corp. Term Loan E	3.75%	1/6/2021	10,079	9,982,796
Berry Plastics Corp. Term Loan F	4.00%	10/3/2022	11,745	11,688,272
BWay Intermediate Co., Inc. Initial Term Loan	5.50%	8/14/2020	4,893	4,766,858
Consolidated Container Company LLC Term Loan	5.00%	7/3/2019	6,805	6,385,370
Flying Fortress, Inc. New Term Loan	3.50%	4/30/2020	21,205	21,191,450
Mauser Holding S.A.R.L. 1st Lien Initial Dollar Term Loan	4.50%	7/31/2021	12,827	12,613,230
Mauser Holding S.A.R.L. 2nd Lien Initial Term Loan	8.75%	7/31/2022	16,195	15,273,909
Owens Illinois, Inc. Term Loan B	3.50%	9/1/2022	5,616	5,626,455

See Notes to Financial Statements.	77

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Forest Products (continued)
Reynolds Group Holdings, Inc. Incremental US Term Loan	4.50%	12/1/2018	$23,995	$23,924,834
SIG Combibloc Holdings S.C.A. Initial Dollar Term Loan	4.25%	3/11/2022	20,478	20,361,063
Signode Industrial Group LUX SA Initial Term Loan B	3.75%	5/1/2021	21,192	20,423,420
Viskase Cos., Inc. Initial Term Loan	4.25%	1/30/2021	8,176	7,756,642
Total				184,859,527

Gaming/Leisure 6.74%
Caesar’s Entertainment Operating Co., Inc. Term Loan B6	9.75%	3/1/2017	15,710	14,231,610
Caesar’s Entertainment Operating Co., Inc. Term Loan B7	11.75%	1/28/2018	10,753	9,290,577
Caesar’s Entertainment Resort Properties LLC Term Loan B	7.00%	10/11/2020	30,555	28,721,956
Caesar’s Growth Properties Holdings LLC 1st Lien Term Loan B	6.25%	5/8/2021	7,883	7,094,700
Cannery Casino Resorts LLC 1st Lien Term Loan	6.00%	10/2/2018	4,233	4,122,137
Cannery Casino Resorts LLC 2nd Lien Term Loan	12.50%	10/2/2019	24,576	22,159,368
CCM Merger, Inc. Term Loan	4.50%	8/6/2021	15,926	15,872,627
CDS U.S. Intermediate Holdings, Inc. 1st Lien Initial Term Loan	5.00%	7/8/2022	11,787	11,705,964
CityCenter Holdings LLC Term Loan B	4.25%	10/16/2020	28,635	28,494,995
Diamond US Holding LLC Initial Term Loan	4.75%	12/17/2021	11,568	11,509,750
Eldorado Resorts, Inc. Initial Term Loan	4.25%	7/25/2022	9,770	9,732,879
Equinox Holdings, Inc. 1st Lien New Initial Term Loan	5.00%	1/31/2020	23,248	23,271,789
Equinox Holdings, Inc. 2nd Lien Initial Term Loan	9.75%	7/31/2020	16,000	16,180,000
Graton Economic Development Authority Incremental Term Loan B	4.75%	9/1/2022	7,619	7,609,563
Hilton Worldwide Finance LLC Initial Term Loan	3.50%	10/26/2020	33,583	33,453,162
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	22,536	22,194,699
Life Time Fitness, Inc. Closing Date Term Loan	4.25%	6/10/2022	21,991	21,554,586
MGM Resorts International Term Loan B	3.50%	12/20/2019	32,006	31,869,201
Mohegan Tribal Gaming Authority Term Loan A	4.33%	6/15/2018	4,701	4,606,750
Mohegan Tribal Gaming Authority Term Loan B	5.50%	6/15/2018	22,646	22,295,348
Peninsula Gaming LLC Term Loan B	4.25%	11/20/2017	11,832	11,807,800
Pinnacle Entertainment, Inc. Tranche B2 Term Loan	3.75%	8/13/2020	8,362	8,362,122

78	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gaming/Leisure (continued)
ROC Finance LLC Funded Term Loan B	5.00%	6/20/2019	$12,330	$11,659,630
Seminole Hard Rock Entertainment, Inc. New Term Loan B	3.50%	5/14/2020	17,560	17,307,663
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	16,599	16,569,844
Six Flags Theme Parks, Inc. Tranche B Term Loan	3.50% - 5.000%	6/30/2022	14,167	14,208,791
Total				425,887,511

Healthcare 7.41%
Acadia Healthcare Co., Inc. Tranche B Term Loan	4.25%	2/11/2022	9,137	9,172,881
AmSurg Corp. Initial Term Loan	3.50%	7/16/2021	10,399	10,335,405
Auris Luxembourg III S.A.R.L. Facility Term Loan B4 (Luxembourg)(b)	4.25%	1/17/2022	6,831	6,796,564
Catalent Pharma Solutions, Inc. Dollar Term Loan	4.25%	5/20/2021	4,961	4,919,936
Change Healthcare Holdings, Inc. Term Loan B2	3.75%	11/2/2018	35,256	34,977,171
CHG Healthcare Services, Inc. 1st Lien Term Loan	4.25%	11/19/2019	17,266	17,082,254
CHS/Community Health Systems, Inc. 2018 Incremental Term Loan F	3.482% - 3.657%	12/31/2018	13,030	12,826,299
CHS/Community Health Systems, Inc. 2019 Incremental Term Loan G	3.75%	12/31/2019	46,234	45,355,677
CHS/Community Health Systems, Inc. 2019 Term Loan A	2.482% - 2.657%	1/25/2019	27,244	26,903,368
DaVita HealthCare Partners, Inc. Tranche B Term Loan	3.50%	6/24/2021	20,666	20,609,216
Envision Healthcare Corp. Initial Term Loan	4.25%	5/25/2018	14,647	14,639,120
Envision Healthcare Corp. Tranche B2 Term Loan	4.50%	10/28/2022	14,680	14,624,950
Grifols Worldwide Operations Ltd. US Tranche B Term Loan	3.232%	2/27/2021	46,496	46,205,417
HCA, Inc. Tranche B4 Term Loan	3.077%	5/1/2018	33,207	33,205,354
HCA, Inc. Tranche B5 Term Loan	2.982%	3/31/2017	25,351	25,365,160
Iasis Healthcare LLC Term Loan B2	4.50%	5/3/2018	6,422	6,348,243
IMS Health, Inc. Dollar Term Loan B	3.50%	3/17/2021	10,405	10,326,155
Kinetic Concepts, Inc. Dollar Term Loan E1	4.50%	5/4/2018	8,449	8,256,905
Mallinckrodt International Finance SA Initial Term Loan B (Luxembourg)(b)	3.25%	3/19/2021	11,973	11,533,591
MPH Acquisition Holdings LLC Initial Term Loan	3.75%	3/31/2021	28,837	28,127,016
National Mentor Holdings, Inc. Tranche B Term Loan	4.25%	1/31/2021	10,524	10,287,643
NVA Holdings, Inc. 1st Lien Term Loan	4.75%	8/14/2021	13,792	13,789,523

See Notes to Financial Statements.	79

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Healthcare (continued)
RPI Finance Trust Term Loan B4	3.50%	11/9/2020	$12,379	$12,302,701
Sterigenics-Nordion Holdings LLC Initial Term Loan	4.25%	5/15/2022	14,697	14,494,916
Surgical Care Affiliates, Inc. Initial Term Loan	4.25%	3/17/2022	15,472	15,423,899
Team Health Inc. Tranche B Term Loan	4.50%	11/23/2022	14,679	14,605,605
Total				468,514,969

Housing 3.51%
American Builders & Contractors Supply Co., Inc. Term Loan B	3.50%	4/16/2020	25,833	25,683,861
Atkore International, Inc. 1st Lien Initial Term Loan	4.50%	4/9/2021	18,180	16,907,197
Atkore International, Inc. 2nd Lien Initial Term Loan	7.75%	10/9/2021	15,498	13,618,867
C.H.I. Overhead Doors, Inc. 1st Lien Initial Term Loan	4.75%	7/29/2022	9,295	9,198,193
CPG International, Inc. Term Loan	4.75%	9/30/2020	17,885	17,392,921
GYP Holdings III Corp. 1st Lien Term Loan	4.75%	4/1/2021	10,216	9,917,924
GYP Holdings III Corp. 2nd Lien Term Loan	7.75%	4/1/2022	7,793	7,569,146
HD Supply, Inc. Incremental Term Loan	3.75%	8/13/2021	741	735,072
Jeld-Wen, Inc. Term Loan B1	4.75%	7/1/2022	17,145	17,080,792
LBM Holdings LLC 1st Lien Initial Term Loan	6.25%	8/20/2022	17,134	16,523,687
Nortek, Inc. Incremental 1 Term Loan	3.50%	10/30/2020	19,046	18,744,527
Realogy Group LLC Extended Synthetic Commitment	0.046%	10/10/2016	2,564	2,527,341
Realogy Group LLC Initial 2014 Term Loan B	3.75%	3/5/2020	35,586	35,496,554
Starwood Property Trust, Inc. 1st Lien Term Loan	3.50%	4/17/2020	15,160	14,988,993
Summit Materials LLC Restatement Effective Date Term Loan	4.25%	7/18/2022	15,712	15,594,491
Total				221,979,566

Information Technology 10.58%
Amaya Holdings B.V. 1st Lien Initial Term Loan B (Netherlands)(b)	5.00%	8/1/2021	8,317	8,005,113
Applied Systems, Inc. 1st Lien Initial Term Loan	4.25%	1/25/2021	11,740	11,560,719
Arris Group, Inc. Term Loan B	3.25%	4/17/2020	15,564	15,330,887
Avago Technologies Cayman Ltd. Term Loan	3.75%	5/6/2021	63,660	63,665,114
Avago Technologies Term Loan B	–(e)	11/6/2022	94,724	93,865,801
Black Knight InfoServ LLC Term Loan B	3.75%	5/27/2022	6,767	6,790,764
Blue Coat Holdings, Inc. Initial Term Loan	4.50%	5/20/2022	28,413	27,685,059
CDW LLC Term Loan	3.25%	4/29/2020	24,574	23,797,504
Dell International LLC Term Loan B2	4.00%	4/29/2020	17,991	17,923,079
Dell International LLC Term Loan C	3.75%	10/29/2018	29,036	28,983,573

80	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Information Technology (continued)
Eastman Kodak Co. Exit Term Loan	7.25%	9/3/2019	$11,267	$10,410,470
EZE Software Group LLC 1st Lien Term Loan B1	4.00%	4/6/2020	12,828	12,736,931
EZE Software Group LLC 2nd Lien New Term Loan	7.25%	4/5/2021	18,292	17,987,522
First Data Corp. New 2022 B Dollar Term Loan	3.962%	7/8/2022	17,591	17,407,790
Freescale Semiconductor, Inc. Tranche B4 Term Loan	4.25%	2/28/2020	53,076	53,050,929
Freescale Semiconductor, Inc. Tranche B5 Term Loan	5.00%	1/15/2021	7,933	7,937,487
Infinity Acquisition LLC Initial Term Loan	4.00%	8/6/2021	16,147	15,675,785
Infor (US), Inc. Tranche B3 Term Loan	3.75%	6/3/2020	13,463	12,854,970
Infor (US), Inc. Tranche B5 Term Loan	3.75%	6/3/2020	5,617	5,369,591
Informatica Corp. Dollar Term Loan	4.50%	8/5/2022	24,495	23,869,520
ION Trading Technologies S.A.R.L. 1st Lien Tranche B1 Dollar Term Loan (Ireland)(b)	4.25%	6/10/2021	12,556	12,336,175
Lully Finance S.A.R.L. First Lien Initial Term Loan B1	5.00%	10/14/2022	19,589	19,356,479
Mitchell International, Inc. Initial Term Loan	4.50%	10/13/2020	15,615	15,342,192
NXP B.V. Tranche B Term Loan (Netherlands)(b)	3.75%	12/7/2020	52,332	52,116,400
NXP B.V. Tranche D Term Loan (Netherlands)(b)	3.25%	1/11/2020	15,648	15,495,217
Science Applications International Corp. Incremental Tranche B Term Loan	3.75%	5/4/2022	22,036	22,047,443
Sensata Technologies B.V. 6th Amendment Term Loan (Netherlands)(b)	3.00%	10/14/2021	9,729	9,677,143
Sophia, L.P. Closing Date Term Loan	4.75%	9/30/2022	16,149	16,034,019
SS&C European Holdings S.A.R.L. Term Loan B2	3.75%	7/8/2022	2,570	2,564,782
SS&C Technologies, Inc. Term Loan B1	3.75%	7/8/2022	17,099	17,063,649
TTM Technologies, Inc. Term Loan B	6.00%	5/31/2021	7,072	6,523,911
Zebra Technologies Corp. Initial Term Loan	4.75%	10/27/2021	5,139	5,158,671
Total				668,624,689

Manufacturing 2.64%
Alison Bidco S.A.R.L. 1st Lien Initial Dollar Term Loan B2 (Germany)(b)	5.50%	8/29/2021	6,821	6,707,783
Alison US LLC 1st Lien Initial Dollar Term Loan B1 (Germany)(b)	5.50%	8/29/2021	6,821	6,707,783
Alison US LLC 2nd Lien Initial Term Loan	9.50%	8/29/2022	5,482	4,604,880
Apex Tool Group LLC Term Loan	4.50%	1/31/2020	6,849	6,630,688
Beacon Roofing Supply, Inc. Initial Term Loan	4.00%	10/1/2022	6,850	6,827,532
Builders FirstSource, Inc. Initial Term Loan	6.00%	7/29/2022	17,872	17,686,578
CPI International, Inc. Term Loan B	4.25%	11/17/2017	13,175	13,009,986

See Notes to Financial Statements.	81

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Manufacturing (continued)
Energizer Holdings, Inc. Term Loan	3.25%	6/30/2022	$4,887	$4,864,347
Faenza Acquisition GmbH Dollar Term Loan B3 (Germany)(b)	4.25%	8/30/2020	2,356	2,341,257
Faenza Acquisition GmbH Initial Dollar Term Loan B1 (Germany)(b)	4.25%	8/30/2020	7,773	7,724,009
Faenza Acquisition GmbH Initial Dollar Term Loan B2 (Germany)(b)	4.25%	8/30/2020	806	800,755
FPC Holdings, Inc. 1st Lien Initial Term Loan	5.25%	11/19/2019	23,446	19,459,789
FPC Holdings, Inc. 2nd Lien Initial Term Loan	9.25%	5/19/2020	12,805	10,884,250
Milacron LLC Term Loan	4.50%	9/28/2020	14,229	14,122,187
Mirror Bidco Corp. New Incremental Term Loan	4.25%	12/28/2019	10,147	10,089,925
Plaze, Inc. Term Loan	5.25%	7/31/2022	9,399	9,375,502
Rexnord/RBS Global, Inc. Term Loan B	4.00%	8/21/2020	8,149	7,986,459
Road Infrastructure Investment LLC 1st Lien 2014 Term Loan	4.25%	3/31/2021	10,704	10,429,233
Road Infrastructure Investment LLC 2nd Lien 2014 Term Loan	7.75%	9/30/2021	6,895	6,584,725
Total				166,837,668

Media/Telecommunications 12.34%
Acquisitions Cogeco Cable II LP 2013 Term Loan B	3.25%	11/30/2019	16,506	16,438,214
Altice Financing SA Term Loan (Luxembourg)(b)	5.50%	7/2/2019	4,823	4,837,443
Altice France S.A. US Term Loan B5 (France)(b)	4.56%	7/29/2022	7,835	7,659,927
Cequel Communications LLC Term Loan	3.50%	2/14/2019	27,794	27,478,472
Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020	29,886	29,501,651
Charter Communications Operating LLC Term Loan F	3.00%	1/3/2021	13,637	13,440,950
Charter Communications Operating LLC Term Loan I	3.50%	1/24/2023	29,384	29,370,924
Checkout Holding Corp. 2nd Lien Initial Term Loan	7.75%	4/11/2022	5,528	3,408,952
Consolidated Communications, Inc. Initial Term Loan	4.25%	12/23/2020	16,591	16,532,703
Crown Castle Operating Co. Extended Incremental Tranche B2 Term Loan	3.00%	1/31/2021	37,637	37,348,288
CSC Holdings LLC Initial Term Loan	5.00%	10/9/2022	56,866	56,825,341
CSC Holdings LLC Term Loan B	2.732%	4/17/2020	30,033	29,798,414
Delta 2 (Lux) S.A.R.L. 2nd Lien Facility Term Loan (Luxembourg)(b)	7.75%	7/29/2022	17,591	16,587,936

82	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Media/Telecommunications (continued)
Delta 2 (Lux) S.A.R.L. Facility B3 Term Loan (Luxembourg)(b)	4.75%	7/30/2021		$38,318	$37,463,992
Fairpoint Communications, Inc. Term Loan	7.50%	2/14/2019		7,051	7,055,575
iHeart Communications, Inc. Tranche D Term Loan	6.982%	1/30/2019		19,095	13,902,376
Intelsat Jackson Holdings SA Tranche B2 Term Loan (Luxembourg)(b)	3.75%	6/30/2019		11,773	11,059,207
Level 3 Financing, Inc. Tranche B 2020 Term Loan	4.00%	1/15/2020		38,112	38,116,764
Level 3 Financing, Inc. Tranche B-II 2022 Term Loan	3.50%	5/31/2022		6,360	6,308,325
Level 3 Financing, Inc. Tranche B-III 2019 Term Loan	4.00%	8/1/2019		15,466	15,462,133
Lions Gate Entertainment Corp. 2nd Lien Term Loan (Canada)(b)	5.00%	3/17/2022		21,288	21,288,000
LTS Buyer LLC 1st Lien Term Loan B	4.00%	4/13/2020		13,370	13,167,520
Mediacom Illinois LLC Tranche E Term Loan	3.16%	10/23/2017		23,101	22,956,551
Metro-Goldwyn-Mayer, Inc. 2nd Lien Term Loan	5.125%	6/26/2020		10,605	10,605,000
Newsday LLC Term Loan	3.732%	10/12/2016		16,186	16,186,231
Numericable Group S.A. Term Loan B6	4.75%	2/10/2023		17,124	16,792,308
Numericable U.S. LLC Dollar Denominated Tranche B1 Term Loan	4.50%	5/21/2020		16,299	15,983,364
Numericable U.S. LLC Dollar Denominated Tranche B2 Term Loan	4.50%	5/21/2020		14,101	13,827,788
Regal Cinemas Corp. Term Loan	3.75%	4/1/2022		19,889	19,904,765
SBA Senior Finance II LLC Incremental Tranche B1 Term Loan	3.25%	3/24/2021		11,929	11,709,061
T-Mobile USA, Inc. Senior Lien Term Loan	3.50%	11/9/2022		24,464	24,515,619
Townsquare Media, Inc. Initial Term Loan	4.25%	4/1/2022		14,510	14,504,072
Tribune Media Co. Term Loan B	3.75%	12/28/2020		36,135	35,993,484
Univision Communications, Inc. Replacement 1st Lien Term Loan	4.00%	3/1/2020		31,989	31,559,548
Virgin Media Investment Holdings Ltd. Facility Term Loan E(a)	4.25%	6/30/2023	GBP	7,206	10,747,513
Virgin Media Investment Holdings Ltd. Facility Term Loan F (United Kingdom)(b)	3.50%	6/30/2023		$8,088	7,977,975
WaveDivision Holdings LLC Initial Term Loan	4.00%	10/15/2019		22,690	22,491,617
Zayo Group LLC 2021 Term Loan	3.75%	5/6/2021		35,261	34,914,400
Ziggo B.V. US B1 Facility Term Loan (Netherlands)(b)	3.50%	1/15/2022		6,059	5,922,281
Ziggo B.V. US B2 Facility Term Loan (Netherlands)(b)	3.50%	1/15/2022		3,915	3,826,615
Ziggo B.V. US B3 Facility Term Loan (Netherlands)(b)	3.50%	1/15/2022		6,420	6,275,416
Total					779,746,715

See Notes to Financial Statements.	83

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals/Minerals 1.42%
American Rock Salt Co. LLC 1st Lien Closing Date Term Loan	4.75%	5/20/2021	$13,915	$13,556,416
Coeur Mining, Inc. Term Loan	9.00%	6/23/2020	6,840	6,668,861
Dynacast International LLC 1st Lien Term Loan B1	4.50%	1/28/2022	11,701	11,554,935
Dynacast International LLC 2nd Lien Initial Term Loan	9.50%	1/30/2023	9,363	9,082,025
FMG Resources Pty Ltd. Term Loan (Australia)(b)	4.25%	6/30/2019	34,444	28,267,971
Novelis, Inc. Initial Term Loan	4.00%	6/2/2022	21,219	20,670,368
Total				89,800,576

Retail 5.74%
Academy, Ltd. Initial Term Loan	5.00%	7/1/2022	27,865	26,659,920
Ascena Retail Group, Inc. Tranche B Term Loan	5.25%	8/21/2022	17,792	15,923,840
Bass Pro Group LLC 2015 New Term Loan	4.00%	6/5/2020	3,189	2,997,586
BJ’s Wholesale Club, Inc. New 2013 1st Lien Replacement Term Loan	4.50%	9/26/2019	8,916	8,759,046
Burlington Coat Factory Warehouse Corp. Term Loan B3	4.25%	8/13/2021	23,250	22,959,851
Dollar Tree, Inc. Term Loan B1	3.50%	7/6/2022	36,189	36,128,157
J.C. Penney Corp., Inc. Term Loan	6.00%	5/22/2018	30,272	30,074,814
Jo-Ann Stores, Inc. Term Loan B	4.00%	3/16/2018	17,376	16,333,046
Kate Spade & Co. Initial Term Loan	4.00%	4/9/2021	6,994	6,801,702
Lands’ End, Inc. Initial Term Loan B	4.25%	4/4/2021	18,037	16,188,602
Leslie’s Poolmart, Inc. Additional Tranche B Term Loan	4.25%	10/16/2019	13,033	12,759,738
Michaels Stores, Inc. Term Loan B	3.75%	1/28/2020	29,794	29,591,563
National Vision, Inc. 1st Lien Initial Term Loan	4.00%	3/12/2021	5,872	5,739,905
Neiman Marcus Group, Inc. (The) Term Loan	4.25%	10/25/2020	16,419	15,399,832
PETCO Animal Supplies, Inc. New Term Loan	4.00%	11/24/2017	25,754	25,742,029
PetSmart, Inc. Tranche B1 Term Loan	4.25%	3/11/2022	51,356	50,551,425
Rue21, Inc. Term Loan B	5.625%	10/9/2020	16,136	13,402,937
Staples, Inc. Initial Term Loan	–(e)	4/23/2021	14,870	14,710,965
Toys ‘R’ US Property Co. I LLC Initial Term Loan	6.00%	8/21/2019	13,165	12,112,219
Total				362,837,177

Service 10.38%
Acosta, Inc. Tranche B-1 Term Loan	4.25%	9/26/2021	7,285	6,998,295
ADS Waste Holdings, Inc. Tranche B-2 Initial Term Loan	3.75%	10/9/2019	28,516	27,933,152

84	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Service (continued)
Advantage Sales & Marketing, Inc. 1st Lien Initial Term Loan	4.25%	7/23/2021	$10,311	$10,017,233
Aramark Corp. US Term Loan F	3.25%	2/24/2021	35,403	35,137,308
Asurion LLC 2nd Lien Term Loan	8.50%	3/3/2021	11,761	10,449,933
Asurion LLC Incremental Tranche B1 Term Loan	5.00%	5/24/2019	34,889	32,991,767
Asurion LLC Incremental Tranche B2 Term Loan	4.25%	7/8/2020	14,335	13,281,751
Atlantic Aviation FBO, Inc. 2013 Term Loan	3.25%	6/1/2020	17,971	17,904,091
AVSC Holding Corp. 1st Lien Initial Term Loan	4.50%	1/24/2021	17,305	16,807,259
AVSC Holding Corp. 2nd Lien Initial Term Loan	9.25%	1/24/2022	8,000	7,906,800
Brand Energy & Infrastructure Services, Inc. Initial Term Loan	4.75%	11/26/2020	16,711	15,536,455
Brickman Group Ltd. LLC (The) 2nd Lien Initial Term Loan	7.50%	12/17/2021	8,315	7,903,842
CompuCom Systems, Inc. Term Loan	4.25%	5/11/2020	7,596	5,687,726
DigitalGlobe, Inc. Term Loan	3.75%	1/31/2020	26,138	25,550,028
Evergreen Skills Lux S.A.R.L. 1st Lien Initial Term Loan (Luxembourg)(b)	5.75%	4/28/2021	9,459	8,040,504
First Data Corp. 2018 2nd New Term Loan B	3.712%	9/24/2018	12,066	11,970,437
First Data Corp. 2018 New Dollar Term Loan	3.712%	3/23/2018	112,651	111,637,348
Hertz Corp. (The) Letter of Credit Term Loan	1.00%	3/11/2018	21,939	21,528,098
Hertz Corp. (The) Tranche B2 Term Loan	3.00%	3/11/2018	14,065	13,900,896
IG Investments Holdings LLC Extended Tranche B Term Loan	6.00%	10/31/2021	20,738	20,696,272
InfoGroup, Inc. Term Loan B	7.00%	5/26/2018	10,399	9,826,654
Interactive Data Corp. Term Loan	4.75%	5/2/2021	14,584	14,576,011
iQor US, Inc. 1st Lien Term Loan B	6.00%	4/1/2021	16,858	13,486,033
Kasima LLC Term Loan	3.25%	5/17/2021	33,130	33,033,206
KC MergerSub, Inc. 1st Lien Initial Term Loan	6.00%	8/12/2022	21,542	21,191,942
Landmark Aviation FBO Canada, Inc. Canadian Term Loan	4.75%	10/25/2019	377	376,764
LM U.S. Member LLC 1st Lien Initial Term Loan	4.75%	10/25/2019	9,505	9,497,400
LM U.S. Member LLC 2nd Lien Initial Term Loan	8.25%	1/25/2021	8,787	8,786,645
Match Group, Inc. Term Loan B1	5.50%	11/16/2022	9,787	9,750,299
MH Sub I LLC 1st Lien Initial Term Loan	4.75%	7/8/2021	18,374	18,198,006
Midas Intermediate Holdco II LLC 1st Incremental Closing Date Term Loan	4.50%	8/18/2021	10,437	10,364,967
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	12,911	11,749,010
Nord Anglia Education Finance LLC Initial Term Loan	5.00%	3/31/2021	10,690	10,563,043

See Notes to Financial Statements.	85

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Service (continued)
PODS LLC 1st Lien Initial Term Loan	4.50%	2/2/2022		$6,781	$6,755,253
PODS LLC 2nd Lien Initial Term Loan	9.25%	2/2/2023		4,950	4,875,750
Sedgwick Claims Management Services, Inc. 2nd Lien New Term Loan	6.75%	2/28/2022		7,351	6,824,154
US Airways, Inc. Consenting Tranche B1 Term Loan	3.50%	5/23/2019		21,632	21,487,002
Weight Watchers International, Inc. Tranche B2 Initial Term Loan	3.87%	4/2/2020		7,339	5,747,758
WP Mustang Holdings LLC 1st Lien Term Loan	5.50%	5/29/2021		17,225	17,227,437
Total					656,196,529

Transportation 4.10%
Allison Transmission, Inc. Term Loan B3	3.50%	8/23/2019		17,615	17,558,456
Chassix, Inc. Initial Term Loan	12.00%	7/29/2019		4,573	4,618,679
FCA US LLC Term Loan B	3.50%	5/24/2017		38,155	38,119,120
FCA US LLC Tranche B Term Loan	3.25%	12/31/2018		57,258	56,960,112
Federal-Mogul Corp. 2014 Tranche B Term Loan	4.00%	4/15/2018		29,107	26,605,752
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan	3.75%	4/30/2019		15,324	15,362,310
Navistar Financial Corp. 2011 Term Loan	3.25%	12/2/2016		11,716	11,013,272
OSG Bulk Ships, Inc. Initial Term Loan	5.25%	8/5/2019		9,785	9,736,075
OSG International, Inc. Initial Term Loan	5.75%	8/5/2019		1,957	1,949,661
TI Group Automotive Systems LLC Initial EUR Term Loan(a)	4.50%	6/30/2022	EUR	9,942	10,366,349
TI Group Automotive Systems LLC Initial US Term Loan	4.50%	6/30/2022		$17,194	17,000,469
Velocity Pooling Vehicle LLC Original 1st Lien Term Loan	5.00%	5/14/2021		13,078	9,024,130
XPO Logistics, Inc. Term Loan	5.50%	11/1/2021		24,464	24,418,252
YRC Worldwide, Inc. Initial Term Loan	8.25%	2/13/2019		17,244	16,112,474
Total					258,845,111

Utility 2.61%
Calpine Construction Finance Co. LP Term Loan B2	3.25%	1/31/2022		4,892	4,706,520
Calpine Corp. Delayed Term Loan	4.00%	10/31/2020		15,732	15,643,010
Calpine Corp. Term Loan	3.50%	5/27/2022		8,801	8,598,733
Calpine Corp. Term Loan	4.00%	10/9/2019		12,013	11,956,789
Dynegy, Inc. Tranche B2 Term Loan	4.00%	4/23/2020		12,463	12,248,756

86	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Utility (continued)
Energy Future Intermediate Holding Co. LLC Term Loan	4.25%		12/19/2016		$17,962	$17,919,157
Essential Power LLC Term Loan	4.75%		8/8/2019		19,066	18,939,158
La Frontera Generation LLC Term Loan	4.50%		9/30/2020		8,467	8,156,969
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%		8/21/2020		26,525	25,198,750
Panda Sherman Power LLC Advance Construction Term Loan	9.00%		9/14/2018		27,660	25,170,591
Texas Competitive Electric Holdings Co. LLC 2016 Extended 2011 Revolving Term Loan	4.676%		10/10/2016		19,594	6,515,005
Texas Competitive Electric Holdings Co. LLC 2017 Extended Term Loan(f)	4.726%		10/10/2017		12,454	4,268,449
Texas Competitive Electric Holdings Co. LLC Non-Extending 2014 Term Loan(f)	4.726%		10/10/2016		16,364	5,373,856
Total						164,695,743
Total Floating Rate Loans (cost $5,789,496,647)						5,632,580,021

FOREIGN BONDS(a) 0.22%

Italy 0.03%
Wind Acquisition Finance SA†	4.125%	#	7/15/2020	EUR	2,000	2,117,083

United Kingdom 0.19%
Care UK Health & Social Care plc†	5.579%	#	7/15/2019	GBP	3,392	4,791,949
Premier Foods Finance plc†	5.588%	#	3/16/2020	GBP	5,000	7,153,970
Total						11,945,919
Total Foreign Bonds (cost $16,159,170)						14,063,002

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.17%
Great Wolf Trust 2015-WFMZ M†	7.185%	#	5/15/2032		$7,000	6,871,515
Motel 6 Trust 2015-MTL6 E†	5.279%		2/5/2030		4,000	3,928,343
Total Non-Agency Commercial Mortgage-Backed Securities (cost $10,956,690)						10,799,858
Total Long-Term Investments (cost $6,204,746,239)						6,016,004,395

See Notes to Financial Statements.	87

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

Investments	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENT 6.55%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $8,490,000 of U.S. Treasury Bond at 3.00% due 11/15/2045; $370,000 of U.S. Treasury Bond at 3.625% due 8/15/2043; $16,905,000 of U.S. Treasury Note at 1.375% due 6/30/2018; $11,750,000 of U.S. Treasury Note at 1.50% due 10/31/2019; $795,000 of U.S. Treasury Note at 2.50% due 5/15/2024; $33,465,000 of U.S. Treasury Note at 3.125% due 5/15/2021; $268,715,000 of U.S. Treasury Note at 3.625% due 8/15/2019 and $50,000,000 of U.S. Treasury Note at 4.00% due 8/15/2018; value: $421,753,958; proceeds: $413,483,441 (cost $413,483,441)	$413,483	$413,483,441
Total Investments in Securities 101.75% (cost $6,618,229,680)		6,429,487,836
Liabilities in Excess of Cash and Other Assets(g) (1.75%)		(110,414,223)
Net Assets 100.00%		$6,319,073,613

AUD	Australian dollar.
EUR	euro.
GBP	British pound.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2015.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Securities purchased on a when-issued basis (See Note 2(i)).
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2015.
(e)	Interest rate to be determined.
(f)	Defaulted (non-income producing security).
(g)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency contracts and futures contracts as follows:

88	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

Open Forward Foreign Currency Exchange Contracts at November 30, 2015:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Sell	J.P. Morgan	1/20/2016	300,000	$458,727	$451,909	$6,818
British pound	Sell	Standard Chartered Bank	1/20/2016	10,800,000	16,679,693	16,268,725	410,968
British pound	Sell	State Street Bank and Trust	1/20/2016	7,050,000	10,868,964	10,619,862	249,102
euro	Sell	Goldman Sachs	2/16/2016	28,000,000	30,144,730	29,651,417	493,313
euro	Sell	Morgan Stanley	2/16/2016	3,899,000	4,190,176	4,128,960	61,216
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,221,417

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Buy	Standard Chartered Bank	1/20/2016	3,304,000	$4,992,235	$4,977,025	$(15,210)
Australian dollar	Sell	J.P. Morgan	1/12/2016	480,000	335,120	346,400	(11,280)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(26,490)

Open Futures Contracts at November 30, 2015:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2016	152	Long	$18,039,313	$11,607

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2016	523	Short	$(66,126,813)	$(45,865)

See Notes to Financial Statements.	89

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Security	$–	$2,618,282	$–		$2,618,282
Common Stock	–	–	62,245	(4)	62,245
Corporate Bonds
Metals/Minerals	–	7,907,500	5	(4)	7,907,505
Remaining Industries	–	347,973,482	–		347,973,482
Floating Rate Loans(5)
Aerospace	–	191,402,946	18,231,495		209,634,441
Chemicals	–	173,358,174	–		173,358,174
Consumer Durables	–	16,590,542	–		16,590,542
Consumer Non-Durables	–	87,662,556	–		87,662,556
Energy	–	130,045,542	29,687,327		159,732,869
Financial	–	214,016,722	–		214,016,722
Food & Drug	–	208,753,195	10,923,508		219,676,703
Food/Tobacco	–	103,082,233	–		103,082,233
Forest Products	–	184,859,527	–		184,859,527
Gaming/Leisure	–	425,887,511	–		425,887,511
Healthcare	–	468,514,969	–		468,514,969
Housing	–	219,452,225	2,527,341		221,979,566
Information Technology	–	656,288,514	12,336,175		668,624,689
Manufacturing	–	135,593,087	31,244,581		166,837,668
Media/Telecommunications	–	758,458,715	21,288,000		779,746,715
Metals/Minerals	–	74,049,690	15,750,886		89,800,576
Retail	–	362,837,177	–		362,837,177
Service	–	603,381,618	52,814,911		656,196,529
Transportation	–	234,189,030	24,656,081		258,845,111
Utility	–	114,326,402	50,369,341		164,695,743
Foreign Bonds	–	14,063,002	–		14,063,002
Non-Agency Commercial Mortgage-Backed Securities	–	10,799,858	–		10,799,858
Repurchase Agreement	–	413,483,441	–		413,483,441
Total	$–	$6,159,595,940	$269,891,896		$6,429,487,836
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$1,221,417	$ –		$1,221,417
Liabilities	–	(26,490)	–		(26,490)
Futures Contracts
Assets	11,607	–	–		11,607
Liabilities	(45,865)	–	–		(45,865)
Total	$(34,258)	$1,194,927	$ –		$1,160,669
(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.
(4)	Level 3 security fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financial Statements.

90	See Notes to Financial Statements.

Schedule of Investments (concluded)

FLOATING RATE FUND November 30, 2015

(5)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Common	Corporate	Floating
Investment Type	Stock	Bonds	Rate Loans
Balance as of December 1, 2014	$–	$50,399	$279,665,158
Accrued discounts/premiums	–	–	838,243
Realized gain (loss)	–	(69,470)	(1,442,879)
Change in unrealized appreciation/depreciation	(194,079)	52,443	(13,656,418)
Purchases	–	500	170,031,910
Sales	–	(33,867)	(231,473,308)
Net transfers in or out of Level 3	256,324	–	65,866,940
Balance as of November 30, 2015	$62,245	$5	$269,829,646

See Notes to Financial Statements.	91

Schedule of Investments

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 96.60%

ASSET-BACKED SECURITY 0.08%

Other
Gramercy Real Estate CDO Ltd. 2007-1A A1† (cost $3,287,649)	0.642%	#	8/15/2056	$ 3,792	$3,550,051

				Shares
				(000)
COMMON STOCKS 6.17%

Aerospace/Defense 0.20%
Orbital ATK, Inc.				49	4,200,398
Raytheon Co.				33	4,116,059
Total					8,316,457

Auto Parts & Equipment 0.19%
Chassix Holdings, Inc.				311	8,153,145

Banking 0.31%
Bank of the Ozarks, Inc.				80	4,363,623
BankUnited, Inc.				115	4,348,096
Synovus Financial Corp.				128	4,287,995
Total					12,999,714

Beverages 0.55%
Brown-Forman Corp. Class B				60	6,197,210
Constellation Brands, Inc. Class A				30	4,269,935
Dr. Pepper Snapple Group, Inc.				47	4,213,134
Fomento Economico Mexicano SAB de CV ADR				43	4,147,424
Monster Beverage Corp.*				27	4,150,815
Total					22,978,518

Brokerage 0.15%
CBOE Holdings, Inc.				60	4,319,458
E*TRADE Financial Corp.*				72	2,186,213
Total					6,505,671

Building Materials 0.16%
Beacon Roofing Supply, Inc.*				57	2,417,959
Summit Materials, Inc. Class A*				183	4,158,622
Total					6,576,581

92	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Shares (000)		Fair Value
Chemicals 0.25%
Chemtura Corp.*		138	$4,242,985
Scotts Miracle-Gro Co. (The) Class A		32	2,207,806
Trinseo SA*		143	4,081,167
Total			10,531,958

Discount Stores 0.15%
Amazon.com, Inc.*		9	6,166,685

Diversified Capital Goods 0.05%
A.O. Smith Corp.		26	2,091,706

Energy: Exploration & Production 0.44%
Concho Resources, Inc.*		38	4,115,601
Diamondback Energy, Inc.*		53	4,100,731
EnCana Corp. (Canada)(a)		491	4,095,232
Parsley Energy, Inc. Class A*		106	2,080,306
Seven Generations Energy Ltd. Class A*(b)	CAD	355	4,160,855
Total			18,552,725

Food & Drug Retailers 0.15%
Casey’s General Stores, Inc.		36	4,200,254
Sprouts Farmers Market, Inc.*		86	2,085,483
Total			6,285,737

Food: Wholesale 0.11%
Blue Buffalo Pet Products, Inc.*		250	4,491,134

Gaming 0.45%
Boyd Gaming Corp.*		316	6,189,127
Isle of Capri Casinos, Inc.*		231	4,257,151
MGM Resorts International*		185	4,204,785
Wynn Resorts Ltd.		67	4,180,043
Total			18,831,106

Investments & Miscellaneous Financial Services 0.11%
Intercontinental Exchange, Inc.		16	4,263,195
Penson Technologies Class A Units		4,881	284,572
Total			4,547,767

See Notes to Financial Statements.	93

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Shares (000)		Fair Value
Machinery 0.10%
Graco, Inc.		29	$2,214,902
Toro Co. (The)		28	2,167,902
Total			4,382,804

Media: Content 0.20%
Netflix, Inc.*		34	4,194,083
Starz Class A*		123	4,339,440
Total			8,533,523

Medical Products 0.10%
Edwards Lifesciences Corp.*		25	4,148,676

Metals/Mining (Excluding Steel) 0.05%
Lundin Mining Corp. (Canada)*(a)		780	2,146,185
Mirabela Nickel Ltd.*(b)	AUD	8,607	62,245
Total			2,208,430

Personal & Household Products 0.09%
American Woodmark Corp.*		45	3,707,836

Pharmaceuticals 0.15%
Celgene Corp.*		18	1,991,662
Vertex Pharmaceuticals, Inc.*		32	4,180,915
Total			6,172,577

Property & Casualty 0.05%
Argo Group International Holdings Ltd.		35	2,238,416

Real Estate Investment Trusts 0.05%
InfraREIT, Inc.*		98	1,973,635

Recreation & Travel 0.20%
Norwegian Cruise Line Holdings Ltd.*		73	4,208,858
Six Flags Entertainment Corp.		83	4,305,209
Total			8,514,067

Restaurants 0.35%
McDonald’s Corp.		37	4,188,987
Restaurant Brands International, Inc. (Canada)(a)		57	2,069,457
Shake Shack, Inc. Class A*		97	4,474,933
Starbucks Corp.		69	4,212,705
Total			14,946,082

94	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Shares (000)		Fair Value
Software/Services 0.60%
Alphabet, Inc.*		8	$6,186,601
Booz Allen Hamilton Holding Corp.		78	2,379,972
Facebook, Inc. Class A*		61	6,326,638
First Data Corp. Class A*		377	6,331,617
PayPal Holdings, Inc.*		121	4,262,899
Total			25,487,727

Specialty Retail 0.51%
Home Depot, Inc. (The)		31	4,202,225
Murphy USA, Inc.*		35	2,111,640
NIKE, Inc. Class B		32	4,186,133
Restoration Hardware Holdings, Inc.*		46	4,112,811
Ted Baker plc(b)	GBP	84	4,135,718
Tile Shop Holdings, Inc.*		18	298,263
Ulta Salon, Cosmetics & Fragrance, Inc.*		14	2,262,850
Total			21,309,640

Support: Services 0.20%
Bright Horizons Family Solutions, Inc.*		64	4,252,284
TripAdvisor, Inc.*		50	4,148,153
Total			8,400,437

Technology Hardware & Equipment 0.10%
Cavium, Inc.*		32	2,174,096
Ingram Micro, Inc. Class A		71	2,195,473
Total			4,369,569

Telecommunications: Wireless 0.05%
T-Mobile US, Inc.*		55	1,965,458

Telecommunications: Wireline Integrated & Services 0.05%
Dycom Industries, Inc.*		26	2,245,928

Trucking & Delivery 0.05%
AMERCO		5	2,198,079
Total Common Stocks (cost $259,153,501)			259,831,788

See Notes to Financial Statements.	95

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 1.93%

Air Transportation 0.10%
JetBlue Airways Corp.	6.75%		10/15/2039	$809	$4,100,619

Automakers 0.10%
Tesla Motors, Inc.	1.25%		3/1/2021	4,683	4,276,164

Electronics 0.10%
Novellus Systems, Inc.	2.625%		5/15/2041	1,789	4,130,354

Metals/Mining (Excluding Steel) 0.10%
Royal Gold, Inc.	2.875%		6/15/2019	4,390	4,115,625

Pharmaceuticals 0.20%
Incyte Corp. Ltd.	0.375%		11/15/2018	1,857	4,195,660
Regeneron Pharmaceuticals, Inc.	1.875%		10/1/2016	653	4,231,848
Total					8,427,508

Real Estate Investment Trusts 0.11%
Extra Space Storage LP†	3.125%		10/1/2035	4,050	4,437,281

Software/Services 0.82%
LinkedIn Corp.	0.50%		11/1/2019	3,900	4,214,437
Proofpoint, Inc.†	0.75%		6/15/2020	3,783	4,298,434
Red Hat, Inc.	0.25%		10/1/2019	4,960	6,454,200
salesforce.com, Inc.	0.25%		4/1/2018	4,865	6,357,947
Twitter, Inc.	1.00%		9/15/2021	4,944	4,245,660
VeriSign, Inc.	4.297%		8/15/2037	1,795	4,721,972
Workday, Inc.	1.50%		7/15/2020	3,500	4,320,312
Total					34,612,962

Specialty Retail 0.09%
Restoration Hardware Holdings, Inc.†	Zero Coupon		6/15/2019	4,039	3,993,561

Support: Services 0.10%
Priceline Group, Inc. (The)	1.00%		3/15/2018	2,995	4,236,053

Technology Hardware & Equipment 0.10%
NVIDIA Corp.	1.00%		12/1/2018	2,650	4,264,844

Tobacco 0.11%
Vector Group Ltd.	1.75%	#	4/15/2020	3,750	4,443,750
Total Convertible Bonds (cost $78,911,329)					81,038,721

96	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

	Dividend		Shares	Fair
Investments	Rate		(000)	Value
CONVERTIBLE PREFERRED STOCK 0.11%

Food: Wholesale
Post Holdings, Inc. (cost $4,413,987)	5.25%		37	$4,706,775

	Interest Rate	Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(c) 4.56%

Aerospace/Defense 0.09%
Doncasters U.S. Finance LLC 2nd Lien Term Loan	9.50%	10/9/2020	$3,681	3,625,701

Air Transportation 0.12%
Gol LuxCo S.A. Term Loan (Luxembourg)(a)	6.50%	8/31/2020	5,169	5,065,620

Auto Parts & Equipment 0.21%
Chassix, Inc. Initial Term Loan	12.00%	7/29/2019	4,351	4,394,011
Velocity Pooling Vehicle LLC Original 1st Lien Term Loan	5.00%	5/14/2021	6,336	4,371,840
Total				8,765,851

Building & Construction 0.07%
GYP Holdings III Corp. 2nd Lien Term Loan	7.75%	4/1/2022	3,155	3,064,294

Building Materials 0.15%
Road Infrastructure Investment LLC 2nd Lien 2014 Term Loan	7.75%	9/30/2021	6,683	6,382,265

Diversified Capital Goods 0.09%
Dynacast International LLC 2nd Lien Initial Term Loan	9.50%	1/30/2023	4,085	3,962,450

Electric: Generation 0.51%
EIF Channelview Cogeneration LLC Term Loan	4.25%	5/8/2020	7,325	6,153,000
Longview Power LLC Advance Term Loan B	7.00%	4/13/2021	4,279	4,172,293
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/21/2020	4,197	3,987,150
Panda Sherman Power LLC Advance Construction Term Loan	9.00%	9/14/2018	7,915	7,202,701
Total				21,515,144

Electronics 0.10%
Lully Finance S.A.R.L. 2nd Lien Initial Term Loan B1 (France)(a)	9.50%	10/16/2023	4,433	4,380,358

See Notes to Financial Statements.	97

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production 0.26%
Chief Exploration & Development LLC 2nd Lien Term Loan	7.50%	5/12/2021	$6,255	$4,753,800
Jonah Energy LLC 2nd Lien Initial Term Loan	7.50%	5/12/2021	5,166	3,848,670
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020	7,855	2,405,594
Total				11,008,064

Gaming 0.58%
Caesar’s Entertainment Resort Properties LLC Term Loan B	7.00%	10/11/2020	4,550	4,277,000
Cannery Casino Resorts LLC 2nd Lien Term Loan	12.50%	10/2/2019	10,169	9,169,355
Graton Economic Development Authority Incremental Term Loan B	4.75%	9/1/2022	5,944	5,936,138
Yonkers Racing Corp. 2nd Lien Initial Term Loan	8.75%	8/20/2020	5,190	5,077,533
Total				24,460,026

Health Services 0.13%
NVA Holdings, Inc. 2nd Lien Term Loan	8.00%	8/14/2022	5,368	5,318,775

Machinery 0.16%
Alison US LLC 2nd Lien Initial Term Loan	9.50%	8/29/2022	8,150	6,846,000

Media: Diversified 0.10%
MH Sub I LLC 2nd Lien Initial Term Loan	8.50%	7/8/2022	4,175	4,049,750

Metals/Mining (Excluding Steel) 0.31%
Coeur Mining, Inc. Term Loan	9.00%	6/23/2020	4,695	4,577,852
FMG Resources Pty Ltd. Term Loan (Australia)(a)	4.25%	6/30/2019	10,324	8,472,752
Total				13,050,604

Packaging 0.31%
Berlin Packaging LLC 2nd Lien Initial Term Loan	7.75%	9/30/2022	4,471	4,382,000
Consolidated Container Company LLC Term Loan	5.00%	7/3/2019	4,510	4,231,891
Mauser Holding S.A.R.L. 2nd Lien Initial Term Loan	8.75%	7/31/2022	4,530	4,272,356
Total				12,886,247

Personal & Household Products 0.11%
Britax US Holdings, Inc. Initial Dollar Term Loan	4.50%	10/15/2020	6,170	4,385,632

Recreation & Travel 0.16%
Delta 2 (Lux) S.A.R.L. 2nd Lien Facility Term Loan (Luxembourg)(a)	7.75%	7/29/2022	4,110	3,875,730

98	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Recreation & Travel (continued)
Equinox Holdings, Inc. 2nd Lien Initial Term Loan	9.75%	7/31/2020		$2,745	$2,775,881
Total					6,651,611

Software/Services 0.19%
EZE Software Group LLC 2nd Lien New Term Loan	7.25%	4/5/2021		4,110	4,041,101
First Data Corp. New 2022 B Dollar Term Loan	3.962%	7/8/2022		4,050	4,007,819
Total					8,048,920

Specialty Retail 0.29%
BDF Acquisition Corp. 2nd Lien Initial Term Loan	9.00%	2/12/2022		6,300	6,016,500
Rue21, Inc. Term Loan B	5.625%	10/9/2020		7,281	6,047,988
Total					12,064,488

Steel Producers/Products 0.07%
Atkore International, Inc. 2nd Lien Initial Term Loan	7.75%	10/9/2021		3,135	2,754,881

Support: Services 0.46%
AVSC Holding Corp. 2nd Lien Initial Term Loan	9.25%	1/24/2022		1,850	1,828,447
KC MergerSub, Inc. 2nd Lien Initial Term Loan	10.25%	8/11/2023		8,462	8,335,070
LM U.S. Member LLC 2nd Lien Initial Term Loan	8.25%	1/25/2021		3,575	3,575,339
PODS LLC 2nd Lien Initial Term Loan	9.25%	2/2/2023		2,875	2,831,875
Sterling Midco Holdings, Inc. 2nd Lien Initial Term Loan	8.75%	6/19/2023		2,972	2,949,710
Total					19,520,441

Technology Hardware & Equipment 0.03%
TTM Technologies, Inc. Term Loan B	6.00%	5/31/2021		1,493	1,377,431

Theaters & Entertainment 0.06%
CDS U.S. Intermediate Holdings, Inc. 1st Lien Initial Term Loan	5.00%	7/8/2022		2,651	2,632,774
Total Floating Rate Loans (cost $204,742,228)					191,817,327

FOREIGN BONDS(b) 2.04%

Jersey 0.20%
Galaxy Finco Ltd.†	7.875%	11/15/2021	GBP	5,400	8,224,430

Luxembourg 0.31%
Bilbao Luxembourg SA PIK†	10.688%	12/1/2018	EUR	4,475	4,753,955
Boardriders SA†	8.875%	12/15/2017	EUR	4,100	4,147,750
Play Topco SA PIK†	7.75%	2/28/2020	EUR	3,975	4,331,238
Total					13,232,943

See Notes to Financial Statements.	99

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Netherlands 0.33%
Dutch Lion BV PIK†	11.25%		6/15/2020		EUR	5,221	$844,776
Hema Bondco I BV†	6.25%		6/15/2019		EUR	6,425	5,074,618
United Group BV†	7.875%		11/15/2020		EUR	7,000	7,943,141
Total							13,862,535

Spain 0.14%
Banco Popular Espanol SA	11.50%		–	(d)	EUR	5,100	5,955,964

United Kingdom 1.06%
Care UK Health & Social Care plc†	5.579%	#	7/15/2019		GBP	4,089	5,776,615
New Look Senior Issuer plc†	8.00%		7/1/2023		GBP	4,100	6,178,865
Odeon & UCI Finco plc†	9.00%		8/1/2018		GBP	4,525	7,121,641
Old Mutual plc	8.00%		6/3/2021		GBP	3,830	6,320,316
Premier Foods Finance plc†	6.50%		3/15/2021		GBP	3,850	5,649,895
R&R Ice Cream plc†	5.50%		5/15/2020		GBP	4,950	7,723,651
Stonegate Pub Co. Financing plc†	5.75%		4/15/2019		GBP	3,700	5,670,086
Total							44,441,069
Total Foreign Bonds (cost $103,785,559)							85,716,941

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.61%

Angola 0.10%
Republic of Angola†	9.50%		11/12/2025			$4,290	4,306,087

Argentina 0.35%
City of Buenos Aires†	8.95%		2/19/2021			6,000	6,375,000
Republic of Argentina	8.75%		5/7/2024			8,115	8,246,193
Total							14,621,193

Jamaica 0.16%
Government of Jamaica	6.75%		4/28/2028			6,800	6,885,000
Total Foreign Government Obligations (cost $25,384,327)							25,812,280

HIGH YIELD CORPORATE BONDS 80.43%

Advertising 0.55%
Clear Channel Worldwide Holdings, Inc.	6.50%		11/15/2022			5,629	5,579,746
Nielsen Finance LLC/Nielsen Finance Co.†	5.00%		4/15/2022			8,300	8,279,250
Southern Graphics, Inc.†	8.375%		10/15/2020			8,875	9,096,875
Total							22,955,871

100	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Aerospace/Defense 0.82%
Aerojet Rocketdyne Holdings, Inc.	7.125%	3/15/2021		$7,750	$8,108,437
CPI International, Inc.	8.75%	2/15/2018		4,933	4,945,333
Huntington Ingalls Industries, Inc.†	5.00%	12/15/2021		5,799	5,951,224
Huntington Ingalls Industries, Inc.†	5.00%	11/15/2025		6,421	6,533,367
Orbital ATK, Inc.†	5.50%	10/1/2023		8,833	9,142,155
Total					34,680,516

Air Transportation 0.70%
Air Canada (Canada)†(a)	7.75%	4/15/2021		5,426	5,626,084
Air Canada (Canada)†(a)	8.75%	4/1/2020		5,275	5,756,344
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Panama)†(a)	8.375%	5/10/2020		2,072	1,626,520
Gol LuxCo SA (Luxembourg)†(a)	8.875%	1/24/2022		4,450	2,314,000
Hawaiian Airlines 2013-1 Class B Pass-Through Certificates	4.95%	1/15/2022		6,116	5,940,148
United Continental Holdings, Inc.	6.00%	12/1/2020		7,815	8,186,212
Total					29,449,308

Auto Parts & Equipment 1.37%
Affinia Group, Inc.	7.75%	5/1/2021		5,912	6,148,480
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022		8,068	5,970,320
International Automotive Components Group SA (Luxembourg)†(a)	9.125%	6/1/2018		5,108	4,265,180
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022		8,300	8,092,500
MPG Holdco I, Inc.	7.375%	10/15/2022		9,413	9,930,715
Nemak SA de CV (Mexico)†(a)	5.50%	2/28/2023		2,227	2,264,859
Nexteer Automotive Group Ltd.†	5.875%	11/15/2021		7,722	7,953,660
Omega US Sub LLC†	8.75%	7/15/2023		8,350	7,765,500
ZF North America Capital, Inc.†	4.50%	4/29/2022		5,465	5,383,025
Total					57,774,239

Automakers 0.13%
General Motors Corp.(e)	–	–	(d)	8,500	850
J.B. Poindexter & Co., Inc.†	9.00%	4/1/2022		5,269	5,532,450
Total					5,533,300

Banking 3.01%
Ally Financial, Inc.	5.75%	11/20/2025		8,075	8,150,703
Banco Bilbao Vizcaya Argentaria SA (Spain)(a)	9.00%	–	(d)	7,400	7,973,500

See Notes to Financial Statements.	101

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)
BankUnited, Inc.	4.875%	11/17/2025		$8,750	$8,714,738
BNP Paribas SA (France)†(a)	7.375%	–	(d)	7,837	8,062,314
CIT Group, Inc.	5.00%	8/15/2022		6,916	7,080,255
CIT Group, Inc.	5.375%	5/15/2020		6,694	7,078,905
Commerzbank AG (Germany)†(a)	8.125%	9/19/2023		7,025	8,206,956
Credit Suisse Group AG (Switzerland)†(a)	7.50%	–	(d)	6,266	6,619,384
Lloyds Bank plc (United Kingdom)†(a)	12.00%	–	(d)	6,252	9,034,140
Lloyds Banking Group plc (United Kingdom)(a)	7.50%	–	(d)	4,100	4,421,850
National Savings Bank (Sri Lanka)†(a)	5.15%	9/10/2019		4,275	4,071,938
National Savings Bank (Sri Lanka)†(a)	8.875%	9/18/2018		4,050	4,303,125
Popular, Inc.	7.00%	7/1/2019		14,618	14,431,620
Royal Bank of Scotland Group plc (United Kingdom)(a)	7.50%	–	(d)	6,100	6,369,620
Societe Generale SA (France)†(a)	6.00%	–	(d)	4,370	4,141,440
Societe Generale SA (France)†(a)	8.00%	–	(d)	4,600	4,694,176
Synovus Financial Corp.	7.875%	2/15/2019		10,855	12,235,213
Trade & Development Bank of Mongolia LLC (Mongolia)†(a)	9.375%	5/19/2020		1,000	969,500
Washington Mutual Bank(f)	6.875%	6/15/2011		10,000	1,000
Total					126,560,377

Beverages 0.42%
Central American Bottling Corp. (Guatemala)†(a)	6.75%	2/9/2022		5,440	5,548,800
Constellation Brands, Inc.	6.00%	5/1/2022		7,017	7,806,413
Cott Beverages, Inc.	5.375%	7/1/2022		1,750	1,706,250
Cott Beverages, Inc.	6.75%	1/1/2020		2,605	2,709,200
Total					17,770,663

Brokerage 0.45%
E*TRADE Financial Corp.	4.625%	9/15/2023		12,255	12,622,650
Scottrade Financial Services, Inc.†	6.125%	7/11/2021		5,992	6,382,804
Total					19,005,454

Building & Construction 1.66%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%	2/15/2021		8,368	7,740,400
Brookfield Residential Properties, Inc. (Canada)†(a)	6.50%	12/15/2020		8,330	8,121,750
K. Hovnanian Enterprises, Inc.†	7.25%	10/15/2020		4,425	3,960,375
Lennar Corp.	4.75%	11/15/2022		4,200	4,210,500
PulteGroup, Inc.	6.375%	5/15/2033		8,528	8,783,840

102	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Building & Construction (continued)
Shea Homes LP/Shea Homes Funding Corp.†	6.125%	4/1/2025	$700	$726,250
Toll Brothers Finance Corp.	4.375%	4/15/2023	8,075	7,961,950
Toll Brothers Finance Corp.	5.625%	1/15/2024	1,945	2,056,837
WCI Communities, Inc.	6.875%	8/15/2021	8,340	8,823,720
William Lyon Homes, Inc.	7.00%	8/15/2022	4,130	4,222,925
William Lyon Homes, Inc.	8.50%	11/15/2020	12,421	13,290,470
Total				69,899,017

Building Materials 2.58%
Allegion plc (Ireland)(a)	5.875%	9/15/2023	3,923	4,070,112
American Builders & Contractors Supply Co., Inc.†	5.75%	12/15/2023	5,614	5,705,227
Associated Asphalt Partners LLC/Road Holdings III LLC/Associated Asphalt Finance†	8.50%	2/15/2018	4,452	4,485,390
Beacon Roofing Supply, Inc.†	6.375%	10/1/2023	2,771	2,902,623
Builders FirstSource, Inc.†	10.75%	8/15/2023	10,250	10,557,500
Building Materials Corp. of America†	5.375%	11/15/2024	10,138	10,264,725
Building Materials Corp. of America†	6.00%	10/15/2025	2,775	2,875,594
CIMPOR Financial Operations BV (Netherlands)†(a)	5.75%	7/17/2024	5,310	3,576,020
CPG Merger Sub LLC†	8.00%	10/1/2021	8,020	7,979,900
Hillman Group, Inc. (The)†	6.375%	7/15/2022	6,635	5,938,325
James Hardie International Finance Ltd. (Ireland)†(a)	5.875%	2/15/2023	8,075	8,357,625
Masonite International Corp.†	5.625%	3/15/2023	4,175	4,383,750
NCI Building Systems, Inc.†	8.25%	1/15/2023	6,103	6,469,180
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	4,723	3,967,320
Ply Gem Industries, Inc.	6.50%	2/1/2022	11,139	10,807,845
Summit Materials LLC/Summit Materials Finance Corp.	6.125%	7/15/2023	4,160	4,170,400
USG Corp.†	5.50%	3/1/2025	6,206	6,376,665
USG Corp.†	5.875%	11/1/2021	5,559	5,864,745
Total				108,752,946

Cable & Satellite Television 6.88%
Altice Financing SA (Luxembourg)†(a)	6.50%	1/15/2022	3,375	3,400,313
Altice Financing SA (Luxembourg)†(a)	6.625%	2/15/2023	5,975	5,941,361
Altice Finco SA (Luxembourg)†(a)	7.625%	2/15/2025	2,725	2,500,188
Altice Finco SA (Luxembourg)†(a)	8.125%	1/15/2024	3,100	2,960,500
Altice Finco SA (Luxembourg)†(a)	9.875%	12/15/2020	10,025	10,651,562
Altice Luxembourg SA (Luxembourg)†(a)	7.625%	2/15/2025	5,000	4,387,500

See Notes to Financial Statements.	103

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Cable & Satellite Television (continued)
Altice Luxembourg SA (Luxembourg)†(a)	7.75%	5/15/2022	$13,900	$13,031,250
Cablevision Systems Corp.	5.875%	9/15/2022	11,770	9,386,575
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2023	2,290	2,272,825
CCO Holdings LLC/CCO Holdings Capital Corp.	6.625%	1/31/2022	15,265	16,150,523
Cogeco Cable, Inc. (Canada)†(a)	4.875%	5/1/2020	5,100	5,125,500
CSC Holdings LLC	5.25%	6/1/2024	7,917	6,729,450
DISH DBS Corp.	5.875%	7/15/2022	28,575	26,610,469
DISH DBS Corp.	5.875%	11/15/2024	7,600	6,821,000
Mediacom LLC/Mediacom Capital Corp.	7.25%	2/15/2022	4,308	4,334,925
Midcontinent Communications & Midcontinent Finance Corp.†	6.875%	8/15/2023	11,353	11,608,442
Neptune Finco Corp.†	10.875%	10/15/2025	51,503	54,593,180
Numericable-SFR SAS (France)†(a)	6.00%	5/15/2022	19,325	19,131,750
RCN Telecom Services LLC/RCN Capital Corp.†	8.50%	8/15/2020	7,910	8,097,862
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(a)	5.00%	1/15/2025	10,804	10,560,910
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(a)	5.50%	1/15/2023	9,933	10,019,914
Unitymedia KabelBW GmbH (Germany)†(a)	6.125%	1/15/2025	3,899	3,942,864
UPCB Finance IV Ltd.†	5.375%	1/15/2025	10,500	10,211,250
Virgin Media Finance plc (United Kingdom)†(a)	6.00%	10/15/2024	5,250	5,243,437
Virgin Media Secured Finance plc (United Kingdom)†(a)	5.375%	4/15/2021	9,428	9,745,678
VTR Finance BV (Netherlands)†(a)	6.875%	1/15/2024	12,430	11,973,819
Wave Holdco LLC/Wave Holdco Corp. PIK†	8.25%	7/15/2019	3,340	3,273,200
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%	9/1/2020	11,080	10,858,400
Total				289,564,647

Cable/Wireless Video 0.17%
Zayo Group LLC/Zayo Capital, Inc.	6.00%	4/1/2023	7,368	7,110,120

Chemicals 1.30%
Blue Cube Spinco, Inc.†	10.00%	10/15/2025	10,116	11,228,760
Celanese US Holdings LLC	5.875%	6/15/2021	4,100	4,366,500
Chemtura Corp.	5.75%	7/15/2021	10,295	10,397,950
Grupo Idesa SA de CV (Mexico)†(a)	7.875%	12/18/2020	7,100	7,277,500
Hexion, Inc.	6.625%	4/15/2020	4,520	3,299,600
Huntsman International LLC†	5.125%	11/15/2022	8,986	8,334,515

104	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
Momentive Performance Materials, Inc.	3.88%	10/24/2021	$4,524	$2,917,980
Momentive Performance Materials, Inc.(f)	10.00%	10/15/2020	3,105	310
Platform Specialty Products Corp.†	6.50%	2/1/2022	5,762	5,041,750
TPC Group, Inc.†	8.75%	12/15/2020	824	576,800
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (Luxembourg)†(a)	6.75%	5/1/2022	1,180	1,178,525
Total				54,620,190

Consumer/Commercial/Lease Financing 2.23%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)(a)	3.75%	5/15/2019	3,250	3,262,188
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)(a)	5.00%	10/1/2021	23,120	24,044,800
Aircastle Ltd.	5.50%	2/15/2022	8,677	9,110,850
CIT Group, Inc.	6.00%	4/1/2036	2,695	2,641,100
International Lease Finance Corp.	8.25%	12/15/2020	10,000	11,925,000
International Lease Finance Corp.	8.625%	1/15/2022	2,000	2,452,500
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.875%	8/1/2021	3,335	3,114,056
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017	6,660	6,751,575
National Financial Partners Corp.†	9.00%	7/15/2021	8,735	8,418,356
Navient Corp.	5.875%	3/25/2021	16,789	15,424,894
OneMain Financial Holdings, Inc.†	6.75%	12/15/2019	6,302	6,617,100
Total				93,762,419

Discount Stores 0.23%
Dollar Tree, Inc.†	5.75%	3/1/2023	9,150	9,538,875

Diversified Capital Goods 0.82%
Artesyn Embedded Technologies, Inc.†	9.75%	10/15/2020	6,755	6,400,363
EnerSys†	5.00%	4/30/2023	7,139	7,156,847
General Cable Corp.	5.75%	10/1/2022	4,861	4,107,545
Griffon Corp.	5.25%	3/1/2022	6,425	6,192,094
NANA Development Corp.†	9.50%	3/15/2019	7,699	7,044,585
Unifrax I LLC/Unifrax Holding Co.†	7.50%	2/15/2019	3,791	3,601,450
Total				34,502,884

See Notes to Financial Statements.	105

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Generation 1.30%
Borger Energy Associates LP/Borger Funding Corp.†	7.26%	12/31/2022	$778	$776,032
Dynegy, Inc.	7.625%	11/1/2024	7,900	7,544,500
Elwood Energy LLC	8.159%	7/5/2026	8,626	9,552,899
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.†(f)	10.00%	12/1/2020	15,040	432,400
Illinois Power Generating Co.	7.00%	4/15/2018	14,219	12,726,005
Illinois Power Generating Co.	7.95%	6/1/2032	5,926	4,755,615
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	9,331	10,287,088
Red Oak Power LLC	8.54%	11/30/2019	4,545	4,772,008
Red Oak Power LLC	9.20%	11/30/2029	3,400	3,680,500
Total				54,527,047

Electric: Integrated 0.09%
AES El Salvador Trust II†	6.75%	3/28/2023	4,380	3,947,475

Electronics 0.76%
NXP BV/NXP Funding LLC (Netherlands)†(a)	5.75%	3/15/2023	6,230	6,455,837
Qorvo, Inc.†	7.00%	12/1/2025	14,890	15,336,700
Sensata Technologies BV (Netherlands)†(a)	5.625%	11/1/2024	9,961	10,147,769
Total				31,940,306

Energy: Exploration & Production 6.59%
Afren plc (United Kingdom)†(a)(f)	6.625%	12/9/2020	4,806	120,150
Afren plc (United Kingdom)†(a)(f)	10.25%	4/8/2019	3,367	84,166
Afren plc (United Kingdom)†(a)(f)	11.50%	2/1/2016	4,294	107,342
Antero Resources Corp.	5.375%	11/1/2021	8,805	8,144,625
Bill Barrett Corp.	7.00%	10/15/2022	8,717	6,210,862
Bonanza Creek Energy, Inc.	6.75%	4/15/2021	16,203	12,800,370
Carrizo Oil & Gas, Inc.	6.25%	4/15/2023	5,450	5,000,375
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	3,447	3,395,295
Clayton Williams Energy, Inc.	7.75%	4/1/2019	7,354	6,912,760
Concho Resources, Inc.	5.50%	4/1/2023	7,544	7,393,120
Continental Resources, Inc.	5.00%	9/15/2022	11,285	9,916,694
CrownRock LP/CrownRock Finance, Inc.†	7.125%	4/15/2021	8,850	9,049,125
CrownRock LP/CrownRock Finance, Inc.†	7.75%	2/15/2023	1,850	1,891,625
Denbury Resources, Inc.	5.50%	5/1/2022	11,927	7,454,375
Diamondback Energy, Inc.	7.625%	10/1/2021	3,461	3,694,618
Eclipse Resources Corp.†	8.875%	7/15/2023	5,763	4,062,915
Energen Corp.	4.625%	9/1/2021	4,473	4,101,728

106	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy: Exploration & Production (continued)
EP Energy LLC/Everest Acquisition Finance, Inc.	6.375%	6/15/2023	$10,171	$7,831,670
EXCO Resources, Inc.	8.50%	4/15/2022	8,904	2,070,180
Genel Energy Finance plc (United Kingdom)†(a)	7.50%	5/14/2019	5,200	3,907,800
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(a)	7.50%	2/11/2020	3,483	2,468,576
Gulfport Energy Corp.	6.625%	5/1/2023	2,400	2,196,000
Gulfport Energy Corp.	7.75%	11/1/2020	9,315	9,082,125
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	7,849	7,098,479
Jones Energy Holdings LLC/Jones Energy Finance Corp.	6.75%	4/1/2022	6,830	5,054,200
Kosmos Energy Ltd.†	7.875%	8/1/2021	17,305	15,185,137
Legacy Reserves LP/Legacy Reserves Finance Corp.	6.625%	12/1/2021	2,497	992,558
Matador Resources Co.	6.875%	4/15/2023	7,813	7,813,000
MEG Energy Corp. (Canada)†(a)	7.00%	3/31/2024	23,509	20,041,422
Memorial Resource Development Corp.	5.875%	7/1/2022	8,623	8,084,062
Newfield Exploration Co.	5.75%	1/30/2022	6,120	6,028,812
Oasis Petroleum, Inc.	6.50%	11/1/2021	5,000	4,275,000
Oasis Petroleum, Inc.	6.875%	3/15/2022	7,775	6,705,937
Paramount Resources Ltd. (Canada)†(a)	6.875%	6/30/2023	9,171	7,932,915
Parsley Energy LLC/Parsley Finance Corp.†	7.50%	2/15/2022	5,321	5,427,420
PDC Energy, Inc.	7.75%	10/15/2022	5,642	5,726,630
Range Resources Corp.†	4.875%	5/15/2025	4,781	4,225,209
Rice Energy, Inc.	6.25%	5/1/2022	7,649	6,539,895
RSP Permian, Inc.	6.625%	10/1/2022	10,133	10,120,334
Seven Generations Energy Ltd. (Canada)†(a)	6.75%	5/1/2023	4,729	4,196,987
Seven Generations Energy Ltd. (Canada)†(a)	8.25%	5/15/2020	21,611	21,070,725
SM Energy Co.	6.50%	11/15/2021	3,975	3,885,563
Ultra Petroleum Corp.†	6.125%	10/1/2024	7,500	2,737,500
YPF SA (Argentina)†(a)	8.50%	7/28/2025	6,475	6,241,900
Total				277,280,181

Environmental 0.10%
ADS Waste Holdings, Inc.	8.25%	10/1/2020	4,090	4,253,600

Food & Drug Retailers 1.49%
Albertson’s Holdings LLC/Safeway, Inc.†	7.75%	10/15/2022	5,691	6,089,370
BI-LO LLC/BI-LO Finance Corp.†	9.25%	2/15/2019	4,075	4,166,687
BI-LO LLC/BI-LO Finance Corp. PIK†	8.625%	9/15/2018	4,286	3,878,830
Ingles Markets, Inc.	5.75%	6/15/2023	4,134	4,134,000

See Notes to Financial Statements.	107

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food & Drug Retailers (continued)
New Albertson’s, Inc.	7.45%	8/1/2029	$6,986	$6,619,235
New Albertson’s, Inc.	7.75%	6/15/2026	4,098	3,995,550
Rite Aid Corp.†	6.125%	4/1/2023	8,498	9,039,747
Rite Aid Corp.	6.75%	6/15/2021	3,615	3,859,013
Rite Aid Corp.	7.70%	2/15/2027	6,760	8,365,500
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	12,615	12,678,075
Total				62,826,007

Food: Wholesale 2.76%
Bumble Bee Holdco SCA PIK (Luxembourg)†(a)	9.625%	3/15/2018	5,231	5,309,465
Cosan Luxembourg SA (Luxembourg)†(a)	5.00%	3/14/2023	4,577	4,069,868
Diamond Foods, Inc.†	7.00%	3/15/2019	8,580	8,923,200
Hearthside Group Holdings LLC/Hearthside Finance Co.†	6.50%	5/1/2022	8,165	7,756,750
JBS Investments GmbH (Austria)†(a)	7.25%	4/3/2024	6,850	6,884,250
JBS USA LLC/JBS USA Finance, Inc.†	5.875%	7/15/2024	7,996	7,896,050
KeHE Distributors LLC/KeHE Finance Corp.†	7.625%	8/15/2021	8,950	9,369,513
Land O’Lakes, Inc.†	6.00%	11/15/2022	5,997	6,341,827
MHP SA (Ukraine)†(a)	8.25%	4/2/2020	4,775	4,346,205
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	4.875%	5/1/2021	5,919	5,697,038
Post Holdings, Inc.†	7.75%	3/15/2024	9,321	9,693,840
Post Holdings, Inc.†	8.00%	7/15/2025	3,342	3,509,100
Southern States Cooperative, Inc.†	10.00%	8/15/2021	4,621	4,066,480
Tonon Luxembourg SA (Luxembourg)†(a)	10.50%	5/14/2024	6,225	4,077,375
TreeHouse Foods, Inc.	4.875%	3/15/2022	1,250	1,221,488
WhiteWave Foods Co. (The)	5.375%	10/1/2022	25,304	26,980,390
Total				116,142,839

Forestry/Paper 0.92%
Cascades, Inc. (Canada)†(a)	5.50%	7/15/2022	5,081	4,934,921
Mercer International, Inc. (Canada)(a)	7.75%	12/1/2022	14,210	14,849,450
Millar Western Forest Products Ltd. (Canada)(a)	8.50%	4/1/2021	6,854	4,078,130
Neenah Paper, Inc.†	5.25%	5/15/2021	8,305	8,211,569
Norbord, Inc. (Canada)†(a)	6.25%	4/15/2023	6,660	6,676,650
Total				38,750,720

Gaming 3.76%
Boyd Gaming Corp.	6.875%	5/15/2023	9,815	10,318,019

108	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gaming (continued)
Caesar’s Entertainment Resort Properties LLC/Caesar’s Entertainment Resort Properties Finance, Inc.	11.00%	10/1/2021	$10,946	$10,097,685
Caesar’s Growth Properties Holdings LLC/Caesar’s Growth Properties Finance, Inc.	9.375%	5/1/2022	14,331	11,894,730
CCM Merger, Inc.†	9.125%	5/1/2019	3,621	3,820,155
Churchill Downs, Inc.	5.375%	12/15/2021	9,256	9,533,680
Eldorado Resorts, Inc.†	7.00%	8/1/2023	10,083	10,177,528
Greektown Holdings LLC/Greektown Mothership Corp.†	8.875%	3/15/2019	6,044	6,240,430
Isle of Capri Casinos, Inc.	5.875%	3/15/2021	3,718	3,894,605
Isle of Capri Casinos, Inc.	8.875%	6/15/2020	1,083	1,164,225
MCE Finance Ltd. (Macao)†(a)	5.00%	2/15/2021	5,251	4,896,557
MGM Resorts International	6.00%	3/15/2023	27,341	27,153,031
Mohegan Tribal Gaming Authority	9.75%	9/1/2021	14,690	15,130,700
Penn National Gaming, Inc.	5.875%	11/1/2021	5,547	5,547,000
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018	5,595	5,930,700
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	10,754	11,345,470
Station Casinos LLC	7.50%	3/1/2021	3,807	4,054,455
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	8,950	8,457,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	5.375%	3/15/2022	3,500	3,364,375
Wynn Macau Ltd. (Macau)†(a)	5.25%	10/15/2021	5,895	5,334,975
Total				158,356,070

Gas Distribution 2.11%
Energy Transfer Equity LP	5.50%	6/1/2027	5,693	4,796,352
Energy Transfer Equity LP	5.875%	1/15/2024	3,675	3,417,750
Genesis Energy LP/Genesis Energy Finance Corp.	5.625%	6/15/2024	2,985	2,552,175
Genesis Energy LP/Genesis Energy Finance Corp.	6.75%	8/1/2022	7,004	6,548,740
Holly Energy Partners LP/Holly Energy Finance Corp.	6.50%	3/1/2020	4,560	4,571,400
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	4,700	5,066,685
LBC Tank Terminals Holding Netherlands BV (Belgium)†(a)	6.875%	5/15/2023	4,105	4,176,837
PBF Logistics LP/PBF Logistics Finance Corp.†	6.875%	5/15/2023	129	121,583
Rockies Express Pipeline LLC†	5.625%	4/15/2020	5,534	5,450,990
Rockies Express Pipeline LLC†	6.875%	4/15/2040	4,437	4,148,595
Rockies Express Pipeline LLC†	7.50%	7/15/2038	1,268	1,223,620

See Notes to Financial Statements.	109

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gas Distribution (continued)
Sabine Pass Liquefaction LLC	5.75%	5/15/2024	$8,353	$7,747,407
Sabine Pass Liquefaction LLC	6.25%	3/15/2022	16,768	16,285,920
SemGroup Corp.	7.50%	6/15/2021	3,947	3,670,710
Southern Star Central Corp.†	5.125%	7/15/2022	6,122	5,877,120
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	5.50%	10/15/2019	2,775	2,899,875
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.125%	10/15/2021	3,425	3,536,313
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	6.25%	10/15/2022	6,580	6,834,975
Total				88,927,047

Health Facilities 3.58%
Acadia Healthcare Co., Inc.	5.125%	7/1/2022	2,960	2,915,600
Acadia Healthcare Co., Inc.	6.125%	3/15/2021	9,892	10,238,220
Amsurg Corp.	5.625%	11/30/2020	5,075	5,176,500
Amsurg Corp.	5.625%	7/15/2022	4,360	4,300,050
CHS/Community Health Systems, Inc.	6.875%	2/1/2022	13,030	12,671,675
CTR Partnership LP/CareTrust Capital Corp.	5.875%	6/1/2021	5,085	5,173,987
DaVita HealthCare Partners, Inc.	5.125%	7/15/2024	9,440	9,434,100
HCA, Inc.	5.375%	2/1/2025	5,680	5,601,900
HCA, Inc.	5.875%	3/15/2022	13,061	14,040,575
HCA, Inc.	7.50%	12/15/2023	7,278	8,078,580
HCA, Inc.	8.36%	4/15/2024	10,688	12,237,760
Kindred Healthcare, Inc.	6.375%	4/15/2022	396	332,640
Kindred Healthcare, Inc.	8.00%	1/15/2020	3,269	3,072,860
MPT Operating Partnership LP/MPT Finance Corp.	6.375%	2/15/2022	6,855	7,154,906
Sabra Health Care LP/Sabra Capital Corp.	5.375%	6/1/2023	5,220	5,357,025
Sabra Health Care LP/Sabra Capital Corp.	5.50%	2/1/2021	3,917	4,049,199
Tenet Healthcare Corp.	6.00%	10/1/2020	7,450	7,952,875
Tenet Healthcare Corp.	6.75%	6/15/2023	23,817	22,358,209
Tenet Healthcare Corp.	8.125%	4/1/2022	10,615	10,634,903
Total				150,781,564

Health Services 0.61%
Air Medical Merger Sub Corp.†	6.375%	5/15/2023	7,306	6,584,532
Emdeon, Inc.†	6.00%	2/15/2021	6,485	6,201,281
Emdeon, Inc.	11.00%	12/31/2019	3,885	4,093,819
ExamWorks Group, Inc.	5.625%	4/15/2023	4,268	4,262,665
StoneMor Partners LP/Cornerstone Family Services of WV	7.875%	6/1/2021	4,237	4,395,888
Total				25,538,185

110	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Hotels 0.42%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	5.625%	10/15/2021	$6,205	$6,491,671
Playa Resorts Holding BV (Netherlands)†(a)	8.00%	8/15/2020	7,000	7,122,500
RHP Hotel Properties LP/RHP Finance Corp.	5.00%	4/15/2021	3,955	4,043,988
Total				17,658,159

Insurance Brokerage 0.09%
Hockey Merger Sub 2, Inc.†	7.875%	10/1/2021	3,967	3,818,238

Integrated Energy 0.16%
Rio Oil Finance Trust Series 2014-1 (Brazil)†(a)	9.25%	7/6/2024	7,750	6,565,800

Life Insurance 0.50%
American Equity Investment Life Holding Co.	6.625%	7/15/2021	12,205	12,893,972
CNO Financial Group, Inc.	5.25%	5/30/2025	8,150	8,323,188
Total				21,217,160

Machinery 0.42%
ATS Automation Tooling Systems, Inc. (Canada)†(a)	6.50%	6/15/2023	9,705	9,923,363
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021	7,871	7,871,000
Total				17,794,363

Managed Care 0.24%
Centene Corp.	4.75%	5/15/2022	4,526	4,441,138
MPH Acquisition Holdings LLC†	6.625%	4/1/2022	5,430	5,497,875
Total				9,939,013

Media: Content 2.10%
AMC Networks, Inc.	4.75%	12/15/2022	26,683	26,616,292
Belo Corp.	7.25%	9/15/2027	7,195	7,518,775
Belo Corp.	7.75%	6/1/2027	1,095	1,181,231
DreamWorks Animation SKG, Inc.†	6.875%	8/15/2020	4,402	4,379,990
LIN Television Corp.	6.375%	1/15/2021	5,261	5,530,626
Netflix, Inc.	5.375%	2/1/2021	2,425	2,552,313
Netflix, Inc.†	5.875%	2/15/2025	17,282	17,951,678
Townsquare Media, Inc.†	6.50%	4/1/2023	14,112	13,353,480
Univision Communications, Inc.†	5.125%	2/15/2025	9,391	9,097,531
Total				88,181,916

Media: Diversified 0.10%
Block Communications, Inc.†	7.25%	2/1/2020	4,145	4,186,450

See Notes to Financial Statements.	111

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Medical Products 1.48%
Alere, Inc.†	6.375%		7/1/2023	$3,344	$3,394,160
Alere, Inc.	6.50%		6/15/2020	4,138	4,096,620
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024	4,700	4,735,250
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	15,135	16,459,312
Fresenius Medical Care US Finance, Inc.†	5.75%		2/15/2021	5,101	5,534,585
Grifols Worldwide Operations Ltd. (Ireland)(a)	5.25%		4/1/2022	4,038	4,108,665
Hill-Rom Holdings, Inc.†	5.75%		9/1/2023	6,086	6,230,542
Hologic, Inc.†	5.25%		7/15/2022	4,429	4,622,769
Kinetic Concepts, Inc./KCI USA, Inc.	10.50%		11/1/2018	5,038	4,904,493
Kinetic Concepts, Inc./KCI USA, Inc.	12.50%		11/1/2019	2,041	1,979,770
Sterigenics-Nordion Holdings LLC†	6.50%		5/15/2023	4,286	4,302,073
Teleflex, Inc.	5.25%		6/15/2024	1,716	1,728,870
Total					62,097,109

Metals/Mining (Excluding Steel) 1.98%
Aleris International, Inc.	7.625%		2/15/2018	3,205	2,772,325
Aleris International, Inc.	7.875%		11/1/2020	2,957	2,476,488
ALROSA Finance SA (Luxembourg)†(a)	7.75%		11/3/2020	7,755	8,328,676
AuRico Gold, Inc. (Canada)†(a)	7.75%		4/1/2020	6,405	6,020,700
Coeur Mining, Inc.	7.875%		2/1/2021	5,158	2,972,297
Compass Minerals International, Inc.†	4.875%		7/15/2024	8,325	8,075,250
Freeport-McMoRan, Inc.	3.875%		3/15/2023	11,152	7,555,480
Hecla Mining Co.	6.875%		5/1/2021	5,322	4,217,685
HudBay Minerals, Inc. (Canada)(a)	9.50%		10/1/2020	7,179	5,689,357
Imperial Metals Corp. (Canada)†(a)	7.00%		3/15/2019	7,153	6,723,820
Kissner Milling Co. Ltd. (Canada)†(a)	7.25%		6/1/2019	5,760	5,788,800
Lundin Mining Corp. (Canada)†(a)	7.875%		11/1/2022	9,539	9,109,745
Mirabela Nickel Ltd. (Australia)(a)	1.00%		9/10/2044	51	5
New Gold, Inc. (Canada)†(a)	6.25%		11/15/2022	4,375	3,746,094
Petra Diamonds US Treasury plc (United Kingdom)†(a)	8.25%		5/31/2020	5,845	5,143,600
Thompson Creek Metals Co., Inc.	7.375%		6/1/2018	3,804	989,040
Thompson Creek Metals Co., Inc.	9.75%		12/1/2017	4,392	3,700,260
Total					83,309,622

Oil Field Equipment & Services 0.41%
Basic Energy Services, Inc.	7.75%		10/15/2022	5,412	1,867,140
FTS International, Inc.†	7.837%	#	6/15/2020	6,199	4,606,787
Gulfmark Offshore, Inc.	6.375%		3/15/2022	2,650	1,603,250

112	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil Field Equipment & Services (continued)
Pioneer Energy Services Corp.	6.125%	3/15/2022	$4,346	$2,477,220
Weatherford International Ltd.	4.50%	4/15/2022	6,646	5,217,110
Weatherford International Ltd.	5.125%	9/15/2020	1,643	1,396,550
Total				17,168,057

Oil Refining & Marketing 1.16%
Citgo Holding, Inc.†	10.75%	2/15/2020	14,535	14,680,350
CVR Refining LLC/Coffeyville Finance, Inc.	6.50%	11/1/2022	8,561	8,475,390
Northern Tier Energy LLC/Northern Tier Finance Corp.	7.125%	11/15/2020	11,464	11,750,600
PBF Holding Co. LLC/PBF Finance Corp.†	7.00%	11/15/2023	14,025	14,042,531
Total				48,948,871

Packaging 1.94%
BWAY Holding Co.†	9.125%	8/15/2021	4,299	4,073,303
Coveris Holdings SA (Luxembourg)†(a)	7.875%	11/1/2019	10,150	9,439,500
Graphic Packaging International, Inc.	4.75%	4/15/2021	6,975	7,166,812
Graphic Packaging International, Inc.	4.875%	11/15/2022	3,938	4,026,605
Pactiv LLC	7.95%	12/15/2025	9,375	8,953,125
PaperWorks Industries, Inc.†	9.50%	8/15/2019	10,357	10,201,645
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	5,290	5,435,475
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.25%	2/15/2021	13,300	13,399,750
Sealed Air Corp.†	4.875%	12/1/2022	4,474	4,557,888
Sealed Air Corp.†	5.125%	12/1/2024	5,987	6,151,642
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.†	6.375%	5/1/2022	8,756	8,055,520
Total				81,461,265

Personal & Household Products 1.94%
American Greetings Corp.	7.375%	12/1/2021	4,620	4,851,000
Brunswick Corp.†	4.625%	5/15/2021	5,585	5,668,775
Central Garden & Pet Co.	6.125%	11/15/2023	11,139	11,333,932
Century Intermediate Holding Co. 2 PIK†	9.75%	2/15/2019	7,325	7,572,219
Elizabeth Arden, Inc.	7.375%	3/15/2021	7,703	5,315,070
FGI Operating Co. LLC/FGI Finance, Inc.	7.875%	5/1/2020	8,520	6,475,200
Gibson Brands, Inc.†	8.875%	8/1/2018	4,872	4,165,560
Scotts Miracle-Gro Co. (The)†	6.00%	10/15/2023	8,118	8,463,015
Serta Simmons Bedding LLC†	8.125%	10/1/2020	4,248	4,449,780

See Notes to Financial Statements.	113

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Personal & Household Products (continued)
Springs Industries, Inc.	6.25%	6/1/2021	$5,895	$5,924,475
Tempur Sealy International, Inc.†	5.625%	10/15/2023	6,924	7,079,790
Vista Outdoor, Inc.†	5.875%	10/1/2023	10,017	10,342,553
Total				81,641,369

Pharmaceuticals 0.58%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC†	6.375%	8/1/2023	6,329	6,091,663
Mallinckrodt International Finance SA (Luxembourg)(a)	4.75%	4/15/2023	10,413	8,694,855
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (Luxembourg)†(a)	5.75%	8/1/2022	7,084	6,304,760
Quintiles Transnational Corp.†	4.875%	5/15/2023	3,350	3,375,125
Total				24,466,403

Printing & Publishing 0.21%
RR Donnelley & Sons Co.	7.00%	2/15/2022	2,975	2,874,594
RR Donnelley & Sons Co.	7.875%	3/15/2021	5,760	6,012,000
Total				8,886,594

Rail 0.66%
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	13,936	13,692,120
Florida East Coast Holdings Corp.†	9.75%	5/1/2020	6,560	5,740,000
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023	8,525	8,525,000
Total				27,957,120

Real Estate Investment Trusts 0.33%
China South City Holdings Ltd. (Hong Kong)(a)	13.50%	10/17/2017	2,862	3,047,254
Qualitytech LP/QTS Finance Corp.	5.875%	8/1/2022	6,513	6,667,684
Vingroup JSC (Vietnam)†(a)	11.625%	5/7/2018	3,875	4,162,351
Total				13,877,289

Recreation & Travel 1.13%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	5.25%	3/15/2021	6,184	6,369,520
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	5.375%	6/1/2024	6,711	6,845,220
NCL Corp. Ltd.†	4.625%	11/15/2020	7,944	8,003,580
NCL Corp. Ltd.†	5.25%	11/15/2019	3,844	3,968,930
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	6,971	8,086,360

114	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Recreation & Travel (continued)
Viking Cruises Ltd.†	6.25%	5/15/2025	$3,750	$3,543,750
Viking Cruises Ltd.†	8.50%	10/15/2022	10,039	10,691,535
Total				47,508,895

Restaurants 0.84%
Arcos Dorados Holdings, Inc. (Argentina)†(a)	6.625%	9/27/2023	2,547	2,343,240
Carrols Restaurant Group, Inc.	8.00%	5/1/2022	7,361	7,867,069
CEC Entertainment, Inc.	8.00%	2/15/2022	6,010	5,799,650
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	6,655	6,172,512
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC†	5.875%	5/15/2021	5,830	5,800,850
Wendy’s International LLC	7.00%	12/15/2025	2,689	2,719,251
Yum! Brands, Inc.	3.75%	11/1/2021	1,757	1,649,454
Yum! Brands, Inc.	3.875%	11/1/2023	3,154	2,850,346
Total				35,202,372

Software/Services 2.67%
Alliance Data Systems Corp.†	5.375%	8/1/2022	11,568	11,481,240
Alliance Data Systems Corp.†	6.375%	4/1/2020	8,280	8,528,400
Aspect Software, Inc.	10.625%	5/15/2017	3,663	3,076,920
Blue Coat Holdings, Inc.†	8.375%	6/1/2023	4,935	5,058,375
Ceridian HCM Holding, Inc.†	11.00%	3/15/2021	799	630,211
First Data Corp.†	5.00%	1/15/2024	3,547	3,555,868
First Data Corp.†	5.75%	1/15/2024	7,617	7,636,042
First Data Corp.†	7.00%	12/1/2023	21,285	21,524,456
Infinity Acquisition LLC/Infinity Acquisition Finance Corp.†	7.25%	8/1/2022	11,579	10,073,730
Infor US, Inc.†	5.75%	8/15/2020	4,174	4,194,870
Infor US, Inc.†	6.50%	5/15/2022	5,718	5,089,020
Informatica LLC†	7.125%	7/15/2023	8,870	8,537,375
MSCI, Inc.†	5.25%	11/15/2024	1,426	1,472,345
MSCI, Inc.†	5.75%	8/15/2025	13,244	13,773,760
VeriSign, Inc.	4.625%	5/1/2023	3,676	3,648,430
VeriSign, Inc.	5.25%	4/1/2025	3,976	4,060,212
Total				112,341,254

Specialty Retail 2.81%
Argos Merger Sub, Inc.†	7.125%	3/15/2023	13,472	13,606,720
Asbury Automotive Group, Inc.	6.00%	12/15/2024	13,700	14,282,250

See Notes to Financial Statements.	115

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Specialty Retail (continued)
Caleres, Inc.	6.25%	8/15/2023	$6,191	$6,160,045
CST Brands, Inc.	5.00%	5/1/2023	8,059	8,038,853
DBP Holding Corp.†	7.75%	10/15/2020	3,437	1,993,460
Dufry Finance SCA (Luxembourg)†(a)	5.50%	10/15/2020	5,125	5,330,000
First Cash Financial Services, Inc.	6.75%	4/1/2021	6,474	6,506,370
Hot Topic, Inc.†	9.25%	6/15/2021	10,977	9,687,202
Jo-Ann Stores LLC†	8.125%	3/15/2019	4,335	3,619,725
L Brands, Inc.†	6.875%	11/1/2035	22,547	23,195,226
Neiman Marcus Group Ltd. LLC†	8.00%	10/15/2021	9,915	8,898,712
Rent-A-Center, Inc.	6.625%	11/15/2020	5,614	4,912,250
Sally Holdings LLC/Sally Capital, Inc.	5.75%	6/1/2022	3,287	3,443,133
William Carter Co. (The)	5.25%	8/15/2021	8,528	8,805,160
Total				118,479,106

Steel Producers/Products 0.26%
Steel Dynamics, Inc.	5.125%	10/1/2021	6,290	6,148,475
Steel Dynamics, Inc.	5.50%	10/1/2024	5,218	4,996,235
Total				11,144,710

Support: Services 1.69%
ADT Corp. (The)	3.50%	7/15/2022	13,608	12,502,350
CEB, Inc.†	5.625%	6/15/2023	8,085	8,165,850
Compiler Finance Sub, Inc.†	7.00%	5/1/2021	2,951	1,490,255
Corrections Corp. of America	5.00%	10/15/2022	5,540	5,519,225
Iron Mountain, Inc.†	6.00%	10/1/2020	8,306	8,733,759
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	6,910	4,284,200
Leidos Holdings, Inc.	4.45%	12/1/2020	8,625	8,591,725
Light Tower Rentals, Inc.†	8.125%	8/1/2019	4,079	2,630,955
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	6,510	6,314,700
Sotheby’s†	5.25%	10/1/2022	8,710	8,405,150
Vander Intermediate Holding II Corp. PIK†	9.75%	2/1/2019	6,025	4,518,750
Total				71,156,919

Technology Hardware & Equipment 0.68%
CDW LLC/CDW Finance Corp.	5.00%	9/1/2023	5,680	5,722,600
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	4,076	4,106,570
CDW LLC/CDW Finance Corp.	6.00%	8/15/2022	2,256	2,388,540
CommScope Technologies Finance LLC†	6.00%	6/15/2025	8,015	7,694,400
Dell, Inc.	7.10%	4/15/2028	3,685	3,592,875

116	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Technology Hardware & Equipment (continued)
Denali Borrower LLC/Denali Finance Corp.†	5.625%	10/15/2020	$4,790	$5,089,758
Total				28,594,743

Telecommunications: Satellite 0.74%
Hughes Satellite Systems Corp.	6.50%	6/15/2019	4,914	5,337,832
Inmarsat Finance plc (United Kingdom)†(a)	4.875%	5/15/2022	9,600	9,432,000
Intelsat Luxembourg SA (Luxembourg)(a)	6.75%	6/1/2018	21,083	13,914,780
Intelsat Luxembourg SA (Luxembourg)(a)	7.75%	6/1/2021	5,762	2,275,990
Total				30,960,602

Telecommunications: Wireless 3.25%
Comcel Trust via Comunicaciones Celulares SA†	6.875%	2/6/2024	12,730	10,597,725
Digicel Group Ltd. (Jamaica)†(a)	7.125%	4/1/2022	7,435	6,027,629
Digicel Ltd. (Jamaica)†(a)	6.75%	3/1/2023	6,610	5,864,392
SBA Communications Corp.	4.875%	7/15/2022	8,300	8,279,250
Sprint Capital Corp.	6.90%	5/1/2019	8,042	7,177,485
Sprint Communications, Inc.	7.00%	8/15/2020	3,169	2,638,193
Sprint Corp.	7.125%	6/15/2024	3,169	2,440,130
Sprint Corp.	7.875%	9/15/2023	9,179	7,412,043
T-Mobile USA, Inc.	6.50%	1/15/2026	9,245	9,256,556
T-Mobile USA, Inc.	6.50%	1/15/2024	6,272	6,334,720
T-Mobile USA, Inc.	6.731%	4/28/2022	14,805	15,286,162
T-Mobile USA, Inc.	6.836%	4/28/2023	27,316	28,135,480
Telefonica Celular del Paraguay SA (Paraguay)†(a)	6.75%	12/13/2022	2,735	2,581,156
Wind Acquisition Finance SA (Italy)†(a)	4.75%	7/15/2020	4,750	4,750,000
Wind Acquisition Finance SA (Italy)†(a)	7.375%	4/23/2021	20,625	19,954,687
Total				136,735,608

Telecommunications: Wireline Integrated & Services 3.35%
Cogent Communications Group, Inc.†	5.375%	3/1/2022	7,592	7,459,140
Columbus International, Inc. (Barbados)†(a)	7.375%	3/30/2021	6,450	6,820,875
Consolidated Communications, Inc.	6.50%	10/1/2022	4,919	4,218,043
Equinix, Inc.	4.875%	4/1/2020	9,096	9,368,880
Equinix, Inc.	5.375%	4/1/2023	4,260	4,361,175
Equinix, Inc.	5.875%	1/15/2026	6,189	6,297,307
FairPoint Communications, Inc.†	8.75%	8/15/2019	4,345	4,442,763
Frontier Communications Corp.	6.875%	1/15/2025	13,151	10,833,136
Frontier Communications Corp.	9.25%	7/1/2021	8,925	8,757,656
Frontier Communications Corp.†	10.50%	9/15/2022	23,201	23,055,994

See Notes to Financial Statements.	117

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications: Wireline Integrated & Services (continued)
Frontier Communications Corp.†	11.00%		9/15/2025	$26,821	$26,351,632
GCI, Inc.	6.875%		4/15/2025	9,869	10,263,760
Sable International Finance Ltd.†	6.875%		8/1/2022	6,779	6,846,790
Telecom Italia SpA (Italy)†(a)	5.303%		5/30/2024	11,560	11,802,760
Total					140,879,911

Theaters & Entertainment 0.14%
Carmike Cinemas, Inc.†	6.00%		6/15/2023	5,723	5,908,998

Transportation Infrastructure 0.61%
Dynagas LNG Partners LP/Dynagas Finance, Inc. (Greece)(a)	6.25%		10/30/2019	9,326	7,647,320
Overseas Shipholding Group, Inc.	8.125%		3/30/2018	4,186	4,322,045
Ultrapetrol Bahamas Ltd. (Bahamas)(a)	8.875%		6/15/2021	6,354	3,494,700
XPO Logistics, Inc.†	6.50%		6/15/2022	2,163	1,998,071
XPO Logistics, Inc.†	7.875%		9/1/2019	8,017	8,157,298
Total					25,619,434

Trucking & Delivery 0.15%
DH Services Luxembourg Sarl (Luxembourg)†(a)	7.75%		12/15/2020	5,990	6,214,625
Total High Yield Corporate Bonds (cost $3,529,528,400)					3,384,673,842

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.67%
Citigroup Commercial Mortgage Trust 2015-101A F†	4.779%	#	1/14/2043	19,000	12,769,995
Citigroup Commercial Mortgage Trust 2015-101A G†	4.779%	#	1/14/2043	4,000	2,549,500
JPMorgan Chase Commercial Mortgage Securities Trust 2015-CSMO E†	4.147%	#	1/15/2032	5,250	5,184,677
Merrill Lynch Mortgage Trust 2006-C1 F†	5.862%	#	5/12/2039	10,500	1,644,930
Morgan Stanley Capital I Trust 2005-IQ9 G†	5.51%		7/15/2056	2,000	2,070,465
Motel 6 Trust 2015-MTL6 F†	5.00%		2/5/2030	4,250	4,044,819
Total Non-Agency Commercial Mortgage-Backed Securities (cost $29,689,583)					28,264,386
Total Long-Term Investments (cost $4,238,896,563)					4,065,412,111

118	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 1.42%

CONVERTIBLE BOND 0.10%

Energy: Exploration & Production
PDC Energy, Inc.† (cost $4,301,153)	3.25%	5/15/2016	$2,962	$4,083,857

REPURCHASE AGREEMENT 1.32%
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $56,440,000 of U.S. Treasury Note at 1.50% due 10/31/2019; value: $56,510,550; proceeds: $55,400,988 (cost $55,400,988)			55,401	55,400,988
Total Short-Term Investments (cost $59,702,141)				59,484,845
Total Investments in Securities 98.02% (cost $4,298,598,704)				4,124,896,956
Cash and Other Assets in Excess of Liabilities(g) 1.98%				83,419,097
Net Assets 100.00%				$4,208,316,053

AUD	Australian dollar.
CAD	Canadian dollar.
EUR	euro.
GBP	British pound.
ADR	American Depositary Receipt.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2015.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2015.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Stub Rights issued in connection with a plan of reorganization.
(f)	Defaulted (non-income producing security).
(g)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	119

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Credit Default Swaps–Sell Protection at November 30, 2015(1):

Referenced Issuer	Fund Receives	Termination Date	Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Appreciation (Depreciation)(4)	Credit Default Swap Agreements Receivable/ (Payable) at Fair Value(5)
JC Penney Co., Inc.(6)	5.00%	12/20/2020	$5,813,000	$5,166,360	$(337,446)	$(309,194)	$(646,640)
New Albertson’s, Inc.(7)	5.00%	3/20/2019	3,000,000	3,292,904	(68,989)	361,892	292,904
					$(406,435)	$52,698	$(353,736)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(p)).
(4)	Total unrealized appreciation on Credit Default Swaps amounted to $361,892. Total unrealized depreciation on Credit Default Swaps amounted to $309,194.
(5)	Includes upfront payments received.
(6)	Swap Counterparty: Barclays Bank plc. Moody’s Credit Rating: Caa2
(7)	Swap Counterparty: Citibank. S&P Credit Rating: CCC+

Open Forward Foreign Currency Exchange Contracts at November 30, 2015:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Sell	Standard Chartered Bank	1/20/2016	37,600,000	$ 58,065,530	$ 56,639,265	$1,426,265
Canadian dollar	Sell	J.P. Morgan	2/19/2016	4,942,000	3,705,593	3,700,535	5,058
euro	Sell	J.P. Morgan	2/16/2016	697,000	741,014	738,108	2,906
euro	Sell	J.P. Morgan	2/16/2016	33,400,000	35,957,805	35,369,905	587,900
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$2,022,129

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
euro	Buy	J.P. Morgan	2/16/2016	701,000	$ 748,778	$ 742,344	$(6,434)
euro	Buy	Morgan Stanley	2/16/2016	1,152,000	1,226,479	1,219,944	(6,535)
euro	Buy	State Street Bank and Trust	2/16/2016	276,000	294,815	292,278	(2,537)
Australian dollar	Sell	J.P. Morgan	1/12/2016	480,000	335,121	346,400	(11,279)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(26,785)

120	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2015

Open Futures Contracts at November 30, 2015:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2016	64	Long	$7,595,500	$4,888
U.S. 10-Year Treasury Note	March 2016	579	Long	73,207,313	188,965
Totals				$80,802,813	$193,853

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Security	$–	$3,550,051	$–		$3,550,051
Common Stocks Auto Parts & Equipment	–	8,153,145	–		8,153,145
Investments & Miscellaneous Financial Services	4,263,195	–	284,572	(4)	4,547,767
Metals/Mining (Excluding Steel)	2,146,185	–	62,245	(4)	2,208,430
Remaining Industries	244,922,446	–	–		244,922,446
Convertible Bonds	–	85,122,578	–		85,122,578
Convertible Preferred Stock	4,706,775	–	–		4,706,775
Floating Rate Loans(5)
Aerospace/Defense	–	–	3,625,701		3,625,701
Air Transportation	–	–	5,065,620		5,065,620
Auto Parts & Equipment	–	–	8,765,851		8,765,851
Building & Construction	–	3,064,294	–		3,064,294
Building Materials	–	6,382,265	–		6,382,265
Diversified Capital Goods	–	–	3,962,450		3,962,450
Electric: Generation	–	6,153,000	15,362,144		21,515,144
Electronics	–	–	4,380,358		4,380,358
Energy: Exploration & Production	–	7,159,394	3,848,670		11,008,064
Gaming	–	24,460,026	–		24,460,026
Health Services	–	5,318,775	–		5,318,775
Machinery	–	–	6,846,000		6,846,000
Media: Diversified	–	4,049,750	–		4,049,750
Metals/Mining (Excluding Steel)	–	8,472,752	4,577,852		13,050,604
Packaging	–	12,886,247	–		12,886,247
Personal & Household Products	–	4,385,632	–		4,385,632
Recreation & Travel	–	6,651,611	–		6,651,611
Software/Services	–	8,048,920	–		8,048,920
Specialty Retail	–	12,064,488	–		12,064,488
Steel Producers/Products	–	2,754,881	–		2,754,881
Support: Services	–	6,525,049	12,995,392		19,520,441
Technology Hardware & Equipment	–	1,377,431	–		1,377,431
Theaters & Entertainment	–	2,632,774	–		2,632,774
Foreign Bonds
Netherlands	–	13,017,759	844,776	(6)	13,862,535
Remaining Industries	–	71,854,406	–		71,854,406
Foreign Government Obligations	–	25,812,280	–		25,812,280
High Yield Corporate Bonds
Automakers	–	5,532,450	850	(4)	5,533,300
Banking	–	126,559,377	1,000	(4)	126,560,377
Chemicals	–	54,619,880	310	(4)	54,620,190
Metals/Mining (Excluding Steel)	–	83,309,617	5	(4)	83,309,622
Remaining Industries	–	3,114,650,353	–		3,114,650,353
Non-Agency Commercial
Mortgage-Backed Securities	–	28,264,386	–		28,264,386
Repurchase Agreement	–	55,400,988	–		55,400,988
Total	$256,038,601	$3,798,234,559	$70,623,796		$4,124,896,956

See Notes to Financial Statements.	121

Schedule of Investments (concluded)

HIGH YIELD FUND November 30, 2015

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Credit Default Swaps
Assets	$–	$292,904	$–	$292,904
Liabilities	–	(646,640)	–	(646,640)
Forward Foreign Currency Exchange Contracts
Assets	–	2,022,129	–	2,022,129
Liabilities	–	(26,785)	–	(26,785)
Futures Contracts
Assets	193,853	–	–	193,853
Liabilities	–	–	–	–
Total	$193,853	$1,641,608	$–	$1,835,461

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.
(4)	Level 3 security fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financial Statements.
(5)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(6)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stocks	Floating Rate Loans	Foreign Bonds	High Yield Corporate Bonds
Balance as of December 1, 2014	$1,116,000	$47,317,370	$–	$52,181
Accrued discounts/premiums	–	130,116	–	–
Realized gain (loss)	–	(325,188)	–	(61,306)
Change in unrealized appreciation/depreciation	(1,025,507)	(4,140,736)	(5,147,698)	17,274
Purchases	–	78,329,284	691,035	500
Sales	–	(59,058,183)	–	(99,634)
Net transfers in or out of Level 3	256,324	7,177,375	5,301,439	93,150
Balance as of November 30, 2015	$346,817	$69,430,038	$844,776	$2,165

122	See Notes to Financial Statements.

Schedule of Investments

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 98.08%

ASSET-BACKED SECURITIES 13.83%

Automobiles 6.48%
Ally Auto Receivables Trust 2015-2 A3	1.49%	11/15/2019	$1,046	$1,046,171
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%	9/10/2018	1,594	1,592,579
Avis Budget Rental Car Funding AESOP LLC 2010-5A A†	3.15%	3/20/2017	7,300	7,327,702
Avis Budget Rental Car Funding AESOP LLC 2011-3A A†	3.41%	11/20/2017	1,800	1,832,135
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	1,804	1,832,265
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	5,428	5,500,807
Avis Budget Rental Car Funding AESOP LLC 2013-2A A†	2.97%	2/20/2020	2,503	2,561,547
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	2,412	2,419,292
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	1,287	1,292,752
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	2,255	2,252,242
BMW Vehicle Lease Trust 2015-1 A3	1.24%	12/20/2017	7,055	7,060,520
California Republic Auto Receivables Trust 2014-1 A3	0.85%	5/15/2018	861	860,450
California Republic Auto Receivables Trust 2015-1 A2	0.88%	12/15/2017	2,468	2,467,150
California Republic Auto Receivables Trust 2015-2 A4	1.75%	1/15/2021	11,090	10,978,229
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	5,359	5,324,416
Capital Auto Receivables Asset Trust 2014-3 B†	2.35%	7/22/2019	5,506	5,523,922
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	7,427	7,440,740
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	6,888	6,871,349
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	2,888	2,881,635
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	899	899,234
CarMax Auto Owner Trust 2013-4 A3	0.80%	7/16/2018	1,368	1,365,994
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	1,918	1,915,209
Chrysler Capital Auto Receivables Trust 2013-AA A3†	0.91%	4/16/2018	417	417,278

See Notes to Financial Statements.	123

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%		5/15/2019	$5,525	$5,518,809
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%		12/15/2020	2,963	2,962,526
Drive Auto Receivables Trust 2015-BA B†	2.12%		6/17/2019	2,230	2,228,659
Drive Auto Receivables Trust 2015-DA D†	4.59%		1/17/2023	843	844,609
Flagship Credit Auto Trust 2015-3 A†	2.38%		10/15/2020	1,300	1,299,870
Ford Credit Auto Owner Trust 2012-D A3	0.51%		4/15/2017	245	245,291
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%		1/22/2018	6,940	6,938,869
Honda Auto Receivables Owner Trust 2013-1 A3	0.48%		11/21/2016	226	226,059
Honda Auto Receivables Owner Trust 2013-2 A3	0.53%		2/16/2017	835	834,786
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%		9/18/2017	1,091	1,090,346
Hyundai Auto Receivables Trust 2013-A A3	0.56%		7/17/2017	267	267,252
Nissan Auto Receivables Owner Trust 2013-A A3	0.50%		5/15/2017	236	235,801
Porsche Innovative Lease Owner Trust 2013-1 A3†	0.70%		8/22/2016	88	88,358
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	2,585	2,581,619
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	467	469,480
Santander Drive Auto Receivables Trust 2015-5 D	3.65%		12/15/2021	3,045	3,022,642
SunTrust Auto Receivables Trust 2015-1A A2†	0.99%		6/15/2018	10,396	10,402,372
SunTrust Auto Receivables Trust 2015-1A D†	3.24%		1/16/2023	4,196	4,248,727
Total					125,169,693

Credit Cards 1.98%
Chase Issuance Trust 2006-A2	5.16%		4/16/2018	5,299	5,347,644
Citibank Credit Card Issuance Trust 2006-A3	5.30%		3/15/2018	4,330	4,386,657
Citibank Credit Card Issuance Trust 2013-A6	1.32%		9/7/2018	6,992	7,014,551
First National Master Note Trust 2015-1 A	0.967%	#	9/15/2020	421	421,190
Synchrony Credit Card Master Note Trust 2011-2 A	0.677%	#	5/15/2019	5,900	5,900,670
Synchrony Credit Card Master Note Trust 2012-6 A	1.36%		8/17/2020	2,670	2,662,243
World Financial Network Credit Card Master Trust 2013-B A	0.91%		3/16/2020	12,429	12,422,816
Total					38,155,771

Other 5.37%
Apollo Credit Funding IV Ltd. 4A A1†	1.725%	#	4/15/2027	3,000	2,972,233
Avenue CLO VI Ltd. 2007-6A A2†	0.639%	#	7/17/2019	3,000	2,982,533
Avery Point IV CLO Ltd. 2014-1A A†	1.815%	#	4/25/2026	5,000	4,932,235

124	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
BlueMountain CLO Ltd. 2014-3A A1†	1.769%	#	10/15/2026	$3,000	$2,975,228
Carlyle Global Market Strategies 2015-2A A1†	1.864%	#	4/27/2027	3,000	2,975,502
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	1.437%	#	4/18/2025	2,500	2,462,152
Cent CLO Ltd. 2013-18A A†	1.414%	#	7/23/2025	2,500	2,451,327
Cent CLO Ltd. 2013-19A A1A†	1.624%	#	10/29/2025	2,600	2,562,672
CIFC Funding I Ltd. 2013-1A A1†	1.439%	#	4/16/2025	4,755	4,664,111
CIFC Funding II Ltd. 2014-2A A1L†	1.809%	#	5/24/2026	4,250	4,219,825
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	2,230	2,232,094
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	1,356	1,351,674
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	1,970	1,969,236
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	5,500	5,505,015
Fortress Credit BSL II Ltd. 2013-2A A1F†	1.787%	#	10/19/2025	4,500	4,439,449
Gleneagles CLO Ltd. 2005-1A B†	0.879%	#	11/1/2017	2,767	2,765,987
Goldentree Loan Opportunities VI Ltd. 2012-6A A†	1.589%	#	4/17/2022	1,470	1,470,292
JFIN Revolver CLO Ltd. 2014-2A A2†	1.633%	#	2/20/2022	4,000	3,941,864
JFIN Revolver CLO Ltd. 2015-4A A†	1.436%	#	4/22/2020	1,998	1,984,931
Leaf Receivables Funding 10 LLC 2015-1 A4†	2.03%		8/17/2020	3,275	3,239,232
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019	4,428	4,417,625
Oaktree CLO Ltd. 2014-2A A1A†	1.817%	#	10/20/2026	3,500	3,471,001
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.809%	#	4/15/2026	3,175	3,159,759
OHA Loan Funding Ltd. 2015-1A A†	1.821%	#	2/15/2027	2,000	1,986,204
OZLM Funding Ltd. 2012-1A A2R†	2.645%	#	7/22/2027	3,500	3,497,383
OZLM VII Ltd. 2014-7A A1B†	1.779%	#	7/17/2026	3,500	3,479,113
Recette CLO LLC 2015-1A B1†	2.515%	#	10/20/2027	1,050	1,038,852
Shackleton CLO Ltd. 2014-5A A†	1.811%	#	5/7/2026	3,200	3,170,283
SLM Private Education Loan Trust 2011-B A1†	1.047%	#	12/16/2024	1,101	1,101,998
SLM Private Education Loan Trust 2012-C A1†	1.297%	#	8/15/2023	2,277	2,277,868
SLM Private Education Loan Trust 2012-E A1†	0.947%	#	10/16/2023	1,381	1,380,234
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.609%	#	4/17/2021	2,000	1,963,466
Venture XVII CLO Ltd. 2014-17A A†	1.769%	#	7/15/2026	6,000	5,955,680
Venture XVIII CLO Ltd. 2014-18A A†	1.739%	#	10/15/2026	2,250	2,229,294
Westchester CLO Ltd. 2007-1A A1A†	0.525%	#	8/1/2022	2,525	2,493,691
Total					103,720,043
Total Asset-Backed Securities (cost $268,084,954)					267,045,507

See Notes to Financial Statements.	125

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)		Fair Value
CONVERTIBLE BONDS 0.00%

Oil
Oleo e Gas Participacoes SA(a)(b)	10.00%	6/1/2016		BRL	23	$40,111
Oleo e Gas Participacoes SA(a)(b)	10.00%	6/1/2016		BRL	18	31,703
Total Convertible Bonds (cost $128,732)						71,814

CORPORATE BONDS 69.78%

Aerospace/Defense 0.55%
Exelis, Inc.	5.55%	10/1/2021			$7,800	8,633,001
Harris Corp.	4.854%	4/27/2035			2,000	1,970,920
Total						10,603,921

Air Transportation 0.12%
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%	1/15/2022			2,212	2,280,969

Auto Parts: Original Equipment 0.22%
International Automotive Components Group SA (Luxembourg)†(c)	9.125%	6/1/2018			2,000	1,670,000
Schaeffler Holding Finance BV PIK (Netherlands)†(c)	6.875%	8/15/2018			2,450	2,538,813
Total						4,208,813

Automotive 2.18%
Ford Motor Co.	6.375%	2/1/2029			7,250	8,392,368
Ford Motor Co.	6.625%	10/1/2028			9,115	10,798,878
Ford Motor Credit Co. LLC	3.00%	6/12/2017			4,925	4,986,533
General Motors Co.	5.00%	4/1/2035			13,877	13,288,226
Volkswagen Group of America Finance LLC†	2.125%	5/23/2019			5,000	4,687,890
Total						42,153,895

Banks: Regional 5.70%
Bank of America Corp.	4.20%	8/26/2024			6,472	6,544,014
Bank of America Corp.	4.25%	10/22/2026			1,300	1,307,679
Bank of America Corp.	6.25%	–	(d)		6,673	6,779,434
Bank of New York Mellon Corp. (The)	4.95%	–	(d)		6,900	6,848,250
Barclays plc (United Kingdom)(c)	3.65%	3/16/2025			6,800	6,609,144
Citigroup, Inc.	5.95%	–	(d)		10,583	10,347,775
Citigroup, Inc.	6.125%	–	(d)		3,448	3,506,185
Goldman Sachs Group, Inc. (The)	6.75%	10/1/2037			5,910	7,105,823
HBOS plc (United Kingdom)†(c)	6.00%	11/1/2033			4,715	5,228,935

126	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Banks: Regional (continued)
JPMorgan Chase & Co.	3.875%	9/10/2024		$1,970	$1,983,394
JPMorgan Chase & Co.	6.75%	–	(d)	6,515	7,067,146
Macquarie Bank Ltd. (Australia)†(c)	4.875%	6/10/2025		3,350	3,356,007
Macquarie Bank Ltd. (Australia)†(c)	6.625%	4/7/2021		5,946	6,678,238
Morgan Stanley	5.55%	–	(d)	7,869	7,849,328
PNC Financial Services Group, Inc. (The)	6.75%	–	(d)	7,875	8,571,859
Popular, Inc.	7.00%	7/1/2019		2,476	2,444,431
Santander Bank NA	8.75%	5/30/2018		1,000	1,137,975
Santander UK plc (United Kingdom)(c)	7.95%	10/26/2029		5,730	7,384,893
Wells Fargo & Co.	5.875%	–	(d)	8,893	9,382,115
Total					110,132,625

Beverages 0.31%
Beam Suntory, Inc.	6.625%	7/15/2028		755	879,888
Central American Bottling Corp. (Guatemala)†(c)	6.75%	2/9/2022		4,920	5,018,400
Total					5,898,288

Biotechnology Research & Production 1.12%
Amgen, Inc.	4.95%	10/1/2041		850	846,423
Amgen, Inc.	6.40%	2/1/2039		15,654	18,588,123
Gilead Sciences, Inc.	4.60%	9/1/2035		2,150	2,191,495
Total					21,626,041

Building Materials 0.01%
Cementos Pacasmayo SAA (Peru)†(c)	4.50%	2/8/2023		150	144,000

Business Services 0.80%
Chicago Parking Meters LLC†	5.489%	12/30/2020		3,147	3,405,520
Hertz Corp. (The)	7.375%	1/15/2021		45	47,048
Hertz Corp. (The)	7.50%	10/15/2018		3,331	3,405,947
Lender Processing Services, Inc.	5.75%	4/15/2023		5,604	5,821,155
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(c)	5.875%	8/12/2020		1,350	1,403,226
Western Union Co. (The)	3.35%	5/22/2019		1,370	1,390,827
Total					15,473,723

Chemicals 1.46%
Dow Chemical Co. (The)	9.40%	5/15/2039		750	1,099,405
Grupo Idesa SA de CV (Mexico)†(c)	7.875%	12/18/2020		2,800	2,870,000
Montell Finance Co. BV (Netherlands)†(c)	8.10%	3/15/2027		9,245	11,770,549

See Notes to Financial Statements.	127

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
NewMarket Corp.	4.10%	12/15/2022	$4,000	$4,010,756
Yara International ASA (Norway)†(c)	7.875%	6/11/2019	7,317	8,385,875
Total				28,136,585

Computer Hardware 1.28%
Dell, Inc.	7.10%	4/15/2028	3,725	3,631,875
Hewlett-Packard Enterprise Co.†	4.90%	10/15/2025	8,607	8,511,118
Leidos, Inc.	7.125%	7/1/2032	5,195	5,354,232
Seagate HDD Cayman†	4.875%	6/1/2027	8,905	7,266,827
Total				24,764,052

Computer Software 0.42%
Aspect Software, Inc.	10.625%	5/15/2017	758	636,720
Audatex North America, Inc.†	6.00%	6/15/2021	140	141,750
Audatex North America, Inc.†	6.125%	11/1/2023	1,117	1,129,566
Emdeon, Inc.	11.00%	12/31/2019	1,725	1,817,719
Fidelity National Information Services, Inc.	5.00%	10/15/2025	4,199	4,351,403
Total				8,077,158

Containers 0.38%
Coveris Holding Corp.†	10.00%	6/1/2018	1,750	1,723,750
Coveris Holdings SA (Luxembourg)†(c)	7.875%	11/1/2019	1,625	1,511,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	4,100	4,130,750
Total				7,365,750

Diversified 0.20%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	3,868	3,790,640

Drugs 2.15%
Actavis Funding SCS (Luxembourg)(c)	4.55%	3/15/2035	15,270	15,047,623
Capsugel SA PIK (Luxembourg)†(c)	7.00%	5/15/2019	4,375	4,410,547
Express Scripts Holding Co.	6.125%	11/15/2041	5,500	6,277,838
Perrigo Finance plc (Ireland)(c)	3.90%	12/15/2024	5,250	5,099,792
Perrigo Finance plc (Ireland)(c)	4.90%	12/15/2044	1,100	1,024,386
Teva Pharmaceutical Finance Co. LLC	6.15%	2/1/2036	3,940	4,338,657
Valeant Pharmaceuticals International, Inc.†	6.75%	8/15/2018	416	407,680
Valeant Pharmaceuticals International, Inc.†	7.00%	10/1/2020	658	615,230
Zoetis, Inc.	4.70%	2/1/2043	4,963	4,322,232
Total				41,543,985

128	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power 2.03%
AES El Salvador Trust II†	6.75%	3/28/2023	$1,060	$955,325
American Transmission Systems, Inc.†	5.00%	9/1/2044	3,018	3,063,013
Appalachian Power Co.	7.00%	4/1/2038	1,010	1,280,296
Dominion Resources, Inc.	5.75%	10/1/2054	6,940	7,109,197
Dominion Resources, Inc.	7.00%	6/15/2038	4,000	4,949,012
Duquesne Light Holdings, Inc.	6.25%	8/15/2035	2,650	2,802,317
Exelon Generation Co. LLC	5.60%	6/15/2042	2,950	2,848,957
Exelon Generation Co. LLC	6.25%	10/1/2039	6,250	6,469,500
NRG Energy, Inc.	8.25%	9/1/2020	3,000	3,105,000
PPL UK Distribution Holdings Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	7.25%	12/15/2017	1,750	1,878,200
Puget Sound Energy, Inc.(e)	6.974%	6/1/2067	3,106	2,601,275
Red Oak Power LLC	8.54%	11/30/2019	1,962	2,060,389
Total				39,122,481

Electrical Equipment 0.52%
KLA-Tencor Corp.	4.65%	11/1/2024	7,250	7,376,063
Lam Research Corp.	3.80%	3/15/2025	2,812	2,675,449
Total				10,051,512

Electronics 0.07%
Kemet Corp.	10.50%	5/1/2018	1,516	1,364,400

Engineering & Contracting Services 0.07%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	1,500	1,260,000

Entertainment 0.82%
CCM Merger, Inc.†	9.125%	5/1/2019	2,000	2,110,000
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	1,474	1,481,370
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	3,515	3,424,928
Pinnacle Entertainment, Inc.	7.50%	4/15/2021	1,500	1,588,125
Pinnacle Entertainment, Inc.	8.75%	5/15/2020	2,481	2,598,848
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	1,498	1,572,900
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	1,350	1,424,250
WMG Holdings Corp.	13.75%	10/1/2019	1,100	1,161,875
WMG Holdings Corp.†	13.75%	10/1/2019	500	528,125
Total				15,890,421

See Notes to Financial Statements.	129

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Financial Services 3.79%
Air Lease Corp.	4.25%	9/15/2024		$1,817	$1,785,202
CME Group, Inc.	5.30%	9/15/2043		1,250	1,436,934
Denali Borrower LLC/Denali Finance Corp.†	5.625%	10/15/2020		4,996	5,308,650
General Electric Capital Corp.	7.125%	–	(d)	11,500	13,685,000
Intercontinental Exchange, Inc.	3.75%	12/1/2025		3,000	3,029,421
International Lease Finance Corp.	5.875%	8/15/2022		4,925	5,335,006
Jefferies Group LLC	6.875%	4/15/2021		11,895	13,441,445
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020		2,000	1,945,000
Navient Corp.	4.875%	6/17/2019		3,948	3,701,250
Navient Corp.	5.50%	1/15/2019		2,492	2,403,534
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022		7,100	7,426,955
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018		2,318	2,457,080
Scottrade Financial Services, Inc.†	6.125%	7/11/2021		10,600	11,291,343
Total					73,246,820

Food 1.62%
Bumble Bee Holdco SCA PIK (Luxembourg)†(c)	9.625%	3/15/2018		2,020	2,050,300
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. (Greece)†(c)	9.875%	2/1/2020		1,415	1,479,559
JBS USA LLC/JBS USA Finance, Inc.†	7.25%	6/1/2021		2,919	3,050,355
Kraft Foods Group, Inc.	6.875%	1/26/2039		3,585	4,407,213
Kraft Heinz Foods Co.†	5.00%	7/15/2035		8,480	8,783,092
Kraft Heinz Foods Co.	6.75%	3/15/2032		965	1,117,294
Kraft Heinz Foods Co.†	7.125%	8/1/2039		493	611,323
Tesco plc (United Kingdom)†(c)	6.15%	11/15/2037		4,050	3,645,672
US Foods, Inc.	8.50%	6/30/2019		4,517	4,703,326
WhiteWave Foods Co. (The)	5.375%	10/1/2022		1,370	1,460,763
Total					31,308,897

Health Care Products 0.56%
Immucor, Inc.	11.125%	8/15/2019		2,885	2,913,850
Kinetic Concepts, Inc./KCI USA, Inc.	12.50%	11/1/2019		2,250	2,182,500
Zimmer Biomet Holdings, Inc.	4.25%	8/15/2035		6,010	5,706,261
Total					10,802,611

Health Care Services 0.53%
CHS/Community Health Systems, Inc.	8.00%	11/15/2019		1,995	2,029,913
HCA, Inc.	7.50%	11/6/2033		200	215,000

130	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Health Care Services (continued)
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019		$3,169	$2,994,705
Tenet Healthcare Corp.	8.00%	8/1/2020		4,915	5,013,300
Total					10,252,918

Household Equipment/Products 0.02%
Turkiye Sise ve Cam Fabrikalari AS (Turkey)†(c)	4.25%	5/9/2020		375	362,981

Insurance 2.96%
Aon Corp.	8.205%	1/1/2027		7,745	9,758,700
CNO Financial Group, Inc.	5.25%	5/30/2025		4,199	4,288,229
Metlife, Inc.	5.25%	–	(d)	6,890	6,950,287
Protective Life Corp.	8.45%	10/15/2039		5,090	6,760,518
Prudential Financial, Inc.	5.625%	6/15/2043		15,885	16,560,112
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044		11,330	11,662,264
Willis North America, Inc.	7.00%	9/29/2019		989	1,115,804
Total					57,095,914

Leasing 0.43%
Aviation Capital Group Corp.†	6.75%	4/6/2021		7,305	8,245,519

Leisure 0.74%
Carnival plc (United Kingdom)(c)	7.875%	6/1/2027		5,500	6,651,606
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027		6,639	7,701,240
Total					14,352,846

Lodging 0.88%
Hyatt Hotels Corp.†	6.875%	8/15/2019		5,804	6,624,947
Starwood Hotels & Resorts Worldwide, Inc.	4.50%	10/1/2034		5,000	4,596,925
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021		2,450	2,315,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	5.375%	3/15/2022		3,580	3,441,275
Total					16,978,397

Machinery: Agricultural 1.22%
Altria Group, Inc.	9.95%	11/10/2038		7,084	11,434,100
Reynolds American, Inc.	5.70%	8/15/2035		6,896	7,597,420
Reynolds American, Inc.†	8.125%	5/1/2040		3,214	4,033,467
Southern States Cooperative, Inc.†	10.00%	8/15/2021		656	577,280
Total					23,642,267

See Notes to Financial Statements.	131

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Manufacturing 0.62%
Hexcel Corp.	4.70%	8/15/2025	$3,445	$3,446,795
Trinity Industries, Inc.	4.55%	10/1/2024	9,025	8,542,686
Total				11,989,481

Media 5.18%
21st Century Fox America, Inc.	6.75%	1/9/2038	13,671	15,719,217
21st Century Fox America, Inc.	6.90%	8/15/2039	1,000	1,217,957
Altice Financing SA (Luxembourg)†(c)	7.875%	12/15/2019	1,000	1,043,750
Block Communications, Inc.†	7.25%	2/1/2020	500	505,000
CCO Holdings LLC/CCO Holdings Capital Corp.	6.50%	4/30/2021	4,794	5,022,698
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	1,575	1,612,406
CCO Safari II LLC†	6.384%	10/23/2035	2,850	2,957,017
Cox Communications, Inc.†	8.375%	3/1/2039	6,098	6,886,081
Discovery Communications LLC	6.35%	6/1/2040	5,960	5,978,822
Globo Comunicacao e Participacoes SA (Brazil) (7.25% after 5/11/2017)†~(c)	5.307%	5/11/2022	4,595	4,661,627
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020	2,250	2,390,625
Neptune Finco Corp.†	10.875%	10/15/2025	4,143	4,391,580
Time Warner Cable, Inc.	6.55%	5/1/2037	3,801	3,857,164
Time Warner Cable, Inc.	7.30%	7/1/2038	14,281	15,498,284
Time Warner, Inc.	7.625%	4/15/2031	10,500	13,242,621
Univision Communications, Inc.†	8.50%	5/15/2021	1,900	1,983,125
Viacom, Inc.	6.875%	4/30/2036	11,241	11,383,311
WideOpenWest Finance LLC/WideOpenWest Capital Corp.	10.25%	7/15/2019	1,769	1,700,451
Total				100,051,736

Metals & Minerals: Miscellaneous 1.51%
Barrick Gold Corp. (Canada)(c)	4.10%	5/1/2023	1,369	1,206,522
Barrick International Barbados Corp. (Barbados)†(c)	6.35%	10/15/2036	4,799	4,186,844
Barrick North America Finance LLC	7.50%	9/15/2038	1,310	1,227,285
BHP Billiton Finance USA Ltd. (Australia)†(c)	6.75%	10/19/2075	10,000	9,987,500
Glencore Finance Canada Ltd. (Canada)†(c)	6.00%	11/15/2041	4,360	3,191,559
Glencore Funding LLC†	4.625%	4/29/2024	479	364,064
Goldcorp, Inc. (Canada)(c)	5.45%	6/9/2044	2,500	2,210,700
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Ireland)†(c)	6.625%	10/14/2022	1,700	1,751,000
New Gold, Inc. (Canada)†(c)	6.25%	11/15/2022	4,407	3,773,494

132	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous (continued)
New Gold, Inc. (Canada)†(c)	7.00%	4/15/2020	$1,250	$1,167,188
Total				29,066,156

Miscellaneous 0.37%
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	6,955	7,128,875

Natural Gas 0.33%
SourceGas LLC†	5.90%	4/1/2017	4,150	4,332,318
Southern Star Central Gas Pipeline, Inc.†	6.00%	6/1/2016	2,000	2,025,402
Total				6,357,720

Oil 5.20%
Afren plc (United Kingdom)†(a)(c)	6.625%	12/9/2020	976	24,396
Afren plc (United Kingdom)†(a)(c)	10.25%	4/8/2019	2,049	51,231
Alberta Energy Co., Ltd. (Canada)(c)	8.125%	9/15/2030	4,965	5,525,777
Anadarko Holding Co.	7.95%	4/15/2029	4,307	5,078,681
Apache Corp.	6.00%	1/15/2037	7,193	7,815,432
Bill Barrett Corp.	7.00%	10/15/2022	985	701,813
Bill Barrett Corp.	7.625%	10/1/2019	3,100	2,402,500
Canadian Oil Sands Ltd. (Canada)†(c)	7.90%	9/1/2021	1,250	1,403,377
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	1,975	1,945,375
Chaparral Energy, Inc.	8.25%	9/1/2021	2,027	496,615
Continental Resources, Inc.	7.125%	4/1/2021	2,000	2,083,272
Eni SpA (Italy)†(c)	5.70%	10/1/2040	9,705	9,583,513
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(c)	7.50%	2/11/2020	1,900	1,346,625
Gulfport Energy Corp.	7.75%	11/1/2020	2,385	2,325,375
Helmerich & Payne International Drilling Co.	4.65%	3/15/2025	3,298	3,331,046
Hess Corp.	7.125%	3/15/2033	1,650	1,811,236
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	2,525	2,588,125
Kerr-McGee Corp.	7.125%	10/15/2027	3,100	3,667,861
Kerr-McGee Corp.	7.875%	9/15/2031	2,300	2,838,060
Kunlun Energy Co., Ltd. (Hong Kong)†(c)	3.75%	5/13/2025	1,200	1,183,032
Legacy Reserves LP/Legacy Reserves Finance Corp.	6.625%	12/1/2021	1,595	634,013
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%	12/1/2020	1,200	558,000
Marathon Oil Corp.	5.20%	6/1/2045	4,129	3,561,754
Marathon Oil Corp.	6.60%	10/1/2037	914	928,345
MEG Energy Corp. (Canada)†(c)	6.375%	1/30/2023	5,609	4,683,515
MEG Energy Corp. (Canada)†(c)	7.00%	3/31/2024	490	417,725

See Notes to Financial Statements.	133

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Murphy Oil Corp.	3.70%	12/1/2022	$2,421	$2,017,647
OGX Austria GmbH (Austria)†(a)(c)	8.50%	6/1/2018	1,800	198
Petroleos de Venezuela SA (Venezuela)(c)	5.25%	4/12/2017	750	431,250
Range Resources Corp.†	4.875%	5/15/2025	4,925	4,352,469
Rowan Cos., Inc.	7.875%	8/1/2019	8,000	8,077,280
RSP Permian, Inc.	6.625%	10/1/2022	1,190	1,188,512
Seven Generations Energy Ltd. (Canada)†(c)	8.25%	5/15/2020	2,000	1,950,000
Shell International Finance BV (Netherlands)(c)	6.375%	12/15/2038	3,935	4,936,367
Valero Energy Corp.	10.50%	3/15/2039	4,697	6,767,386
Whiting Canadian Holding Co. ULC	8.125%	12/1/2019	3,500	3,654,017
Total				100,361,820

Oil: Crude Producers 6.66%
Buckeye Partners LP	4.875%	2/1/2021	5,950	5,964,221
Columbia Pipeline Group, Inc.†	4.50%	6/1/2025	1,310	1,256,598
DCP Midstream LLC†	5.85%	5/21/2043	5,000	3,975,000
DCP Midstream LLC†	9.75%	3/15/2019	3,055	3,274,911
Enbridge Energy Partners LP	8.05%	10/1/2037	5,055	4,512,245
Energy Transfer Partners LP	6.125%	12/15/2045	1,848	1,590,167
Energy Transfer Partners LP	6.625%	10/15/2036	4,305	3,997,063
Energy Transfer Partners LP	7.50%	7/1/2038	6,625	6,606,523
Energy Transfer Partners LP	8.25%	11/15/2029	1,966	2,313,310
Enterprise Products Operating LLC	7.55%	4/15/2038	8,178	9,519,797
Enterprise Products Operating LLC(f)	8.375%	8/1/2066	5,000	4,912,500
Florida Gas Transmission Co. LLC†	4.35%	7/15/2025	7,625	7,389,479
Gulfstream Natural Gas System LLC†	4.60%	9/15/2025	4,475	4,437,535
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	6,975	7,519,176
Kinder Morgan Energy Partners LP	7.30%	8/15/2033	600	565,460
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	2,848	2,723,614
Kinder Morgan Energy Partners LP	7.50%	11/15/2040	2,627	2,542,673
Kinder Morgan, Inc.	7.75%	1/15/2032	15,890	15,494,673
Kinder Morgan, Inc.	8.05%	10/15/2030	1,135	1,137,707
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	6,700	6,482,250
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%	3/1/2022	1,894	1,906,506
Ruby Pipeline LLC†	6.00%	4/1/2022	9,231	9,675,297
Sabine Pass Liquefaction LLC	6.25%	3/15/2022	6,500	6,313,125
Southeast Supply Header LLC†	4.25%	6/15/2024	6,450	6,223,399

134	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Crude Producers (continued)
Tennessee Gas Pipeline Co. LLC	8.375%	6/15/2032	$1,546	$1,577,909
Williams Cos., Inc. (The)	8.75%	3/15/2032	6,890	6,770,713
Total				128,681,851

Oil: Integrated Domestic 0.98%
Cameron International Corp.	7.00%	7/15/2038	1,952	2,393,544
Halliburton Co.	6.70%	9/15/2038	2,560	3,113,808
Oceaneering International, Inc.	4.65%	11/15/2024	5,725	5,196,004
SEACOR Holdings, Inc.	7.375%	10/1/2019	1,540	1,532,300
Weatherford International Ltd.	9.875%	3/1/2039	7,475	6,755,531
Total				18,991,187

Paper & Forest Products 0.93%
Georgia-Pacific LLC	8.875%	5/15/2031	7,983	11,483,490
International Paper Co.	7.30%	11/15/2039	2,955	3,540,051
Mercer International, Inc. (Canada)(c)	7.75%	12/1/2022	2,838	2,965,710
Total				17,989,251

Real Estate Investment Trusts 3.58%
American Tower Corp.	4.00%	6/1/2025	6,900	6,849,623
Brixmor Operating Partnership LP	3.875%	8/15/2022	6,388	6,360,417
CBRE Services, Inc.	4.875%	3/1/2026	4,612	4,574,961
EPR Properties	5.25%	7/15/2023	9,021	9,246,299
HCP, Inc.	3.40%	2/1/2025	3,350	3,120,143
Hospitality Properties Trust	4.65%	3/15/2024	4,500	4,455,067
Host Hotels & Resorts LP	5.25%	3/15/2022	1,969	2,116,766
Host Hotels & Resorts LP	6.00%	10/1/2021	3,835	4,285,628
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	1,315	1,331,480
Omega Healthcare Investors, Inc.†	5.25%	1/15/2026	3,940	4,054,816
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	2,873	2,991,511
Potlatch Corp.	6.95%	12/15/2015	500	500,625
Senior Housing Properties Trust	6.75%	12/15/2021	5,741	6,514,703
Vereit Operating Partnership LP	3.00%	2/6/2019	10,580	10,249,375
Weyerhaeuser Co.	8.50%	1/15/2025	1,875	2,425,003
Total				69,076,417

Retail 1.42%
Chinos Intermediate Holdings A, Inc. PIK†	7.75%	5/1/2019	4,650	1,200,740
DBP Holding Corp.†	7.75%	10/15/2020	850	493,000
Neiman Marcus Group Ltd. LLC PIK†	8.75%	10/15/2021	1,000	895,000

See Notes to Financial Statements.	135

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
Petco Animal Supplies, Inc.†	9.25%	12/1/2018	$500	$514,375
PETCO Holdings, Inc. PIK†	8.50%	10/15/2017	3,500	3,574,375
PVH Corp.	7.75%	11/15/2023	5,967	6,847,133
QVC, Inc.	5.125%	7/2/2022	3,841	3,917,881
Rite Aid Corp.	9.25%	3/15/2020	181	193,670
Serta Simmons Bedding LLC†	8.125%	10/1/2020	1,750	1,833,125
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	1,475	1,482,375
Walgreens Boots Alliance, Inc.	4.50%	11/18/2034	5,140	4,745,227
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	1,970	1,809,973
Total				27,506,874

Retail: Specialty 0.27%
Avon Products, Inc.	6.35%	3/15/2020	7,125	5,291,025

Savings & Loan 0.15%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	2,485	2,935,697

Steel 0.62%
Allegheny Technologies, Inc.	7.625%	8/15/2023	3,317	2,678,478
Allegheny Technologies, Inc.	9.375%	6/1/2019	6,325	6,332,906
Vale Overseas Ltd. (Brazil)(c)	6.875%	11/10/2039	4,000	2,953,000
Total				11,964,384

Technology 1.22%
Alibaba Group Holding Ltd. (China)(c)	3.60%	11/28/2024	5,200	5,022,295
Amazon.com, Inc.	4.80%	12/5/2034	15,185	16,010,214
Expedia, Inc.	4.50%	8/15/2024	2,518	2,497,186
Total				23,529,695

Telecommunications 7.21%
AT&T, Inc.	4.50%	5/15/2035	719	676,900
AT&T, Inc.	6.30%	1/15/2038	27,079	30,267,146
AT&T, Inc.	6.50%	9/1/2037	13,312	15,175,001
CenturyLink, Inc.	6.75%	12/1/2023	1,558	1,485,008
CenturyLink, Inc.	6.875%	1/15/2028	3,500	2,957,500
Digicel Group Ltd. (Jamaica)†(c)	7.125%	4/1/2022	1,750	1,418,743
Digicel Ltd. (Jamaica)†(c)	6.75%	3/1/2023	924	819,773
Frontier Communications Corp.	6.875%	1/15/2025	5,510	4,538,862
Frontier Communications Corp.†	10.50%	9/15/2022	2,425	2,409,844
Frontier Communications Corp.†	11.00%	9/15/2025	2,055	2,019,037

136	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications (continued)
GTE Corp.	6.94%	4/15/2028	$38,728	$46,230,814
GTE Corp.	8.75%	11/1/2021	1,105	1,386,982
Intelsat Jackson Holdings SA (Luxembourg)(c)	7.25%	4/1/2019	3,043	2,672,134
Millicom International Cellular SA (Luxembourg)†(c)	4.75%	5/22/2020	3,075	2,859,750
Motorola Solutions, Inc.	3.75%	5/15/2022	2,890	2,678,036
Orange SA (France)(c)	9.00%	3/1/2031	2,545	3,692,439
Qwest Capital Funding, Inc.	6.875%	7/15/2028	3,005	2,576,787
T-Mobile USA, Inc.	6.464%	4/28/2019	3,000	3,090,000
Turk Telekomunikasyon AS (Turkey)†(c)	4.875%	6/19/2024	725	694,804
U.S. Cellular Corp.	6.70%	12/15/2033	2,904	2,639,939
Verizon Communications, Inc.	5.85%	9/15/2035	8,177	9,013,712
Total				139,303,211

Utilities 0.37%
Aquarion Co.†	4.00%	8/15/2024	7,250	7,073,361
Total Corporate Bonds (cost $1,400,579,137)				1,347,477,170

FLOATING RATE LOANS(g) 1.43%

Business Services 0.12%
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	2,624	2,388,156

Electric: Power 0.08%
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/21/2020	1,367	1,298,650
Panda Sherman Power LLC Advance Construction Term Loan	9.00%	9/14/2018	150	136,377
Total				1,435,027

Electrical Equipment 0.05%
Avago Technologies Cayman Ltd. Term Loan	3.75%	5/6/2021	963	963,554

Entertainment 0.17%
Kasima LLC Term Loan	3.25%	5/17/2021	3,226	3,216,667

Financial: Miscellaneous 0.02%
Windsor Financing LLC Facility B Term Loan	6.25%	12/5/2017	420	418,049

Gaming 0.18%
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	3,513	3,506,756

See Notes to Financial Statements.	137

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Lodging 0.48%
Las Vegas Sands LLC Term Loan B	3.25%		12/19/2020		$9,364	$9,222,041

Media 0.17%
AMC Networks, Inc. Term Loan A	1.695%		12/16/2019		3,282	3,245,567

Oil 0.06%
Templar Energy LLC 2nd Lien New Term Loan	8.50%		11/25/2020		4,000	1,225,000

Retail 0.10%
Staples, Inc. Initial Term Loan	–	(h)	4/23/2021		2,000	1,978,610
Total Floating Rate Loans (cost $30,667,249)						27,599,427

FOREIGN BONDS(b) 0.65%

Brazil 0.03%
BRF SA†	7.75%		5/22/2018	BRL	2,500	542,000

Mexico 0.10%
Red de Carreteras de Occidente S.A.P.I.B. de CV†	9.00%		6/10/2028	MXN	31,250	1,844,993

United Kingdom 0.52%
Old Mutual plc	8.00%		6/3/2021	GBP	5,000	8,251,065
R&R Ice Cream plc PIK†	9.25%		5/15/2018	EUR	1,750	1,887,171
Total						10,138,236
Total Foreign Bonds (cost $14,391,243)						12,525,229

FOREIGN GOVERNMENT OBLIGATIONS(c) 0.28%

Argentina 0.04%
City of Buenos Aires†	9.95%		3/1/2017		$500	519,375
Provincia de Neuquen†	7.875%		4/26/2021		134	134,670
Republic of Argentina(a)	8.28%		12/31/2033		210	236,594
Total						890,639

Ghana 0.13%
Republic of Ghana†	7.875%		8/7/2023		2,900	2,482,980

Indonesia 0.11%
Perusahaan Penerbit SBSN†	3.30%		11/21/2022		1,200	1,119,000
Perusahaan Penerbit SBSN†	4.00%		11/21/2018		900	943,200
Total						2,062,200
Total Foreign Government Obligations (cost $5,717,420)						5,435,819

138	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.57%
Federal Home Loan Mortgage Corp. 73 G IO	1095.35%	(i)	10/15/2020	$–	(j)	$855
Federal Home Loan Mortgage Corp. 141 A PO	Zero Coupon		7/1/2022	4		4,109
Federal Home Loan Mortgage Corp. 181 F IO	494.14%	(i)	8/15/2021	–	(j)	486
Federal Home Loan Mortgage Corp. 1020 S IO	900.95%	(i)	12/15/2020	–	(j)	764
Federal Home Loan Mortgage Corp. 1032 O IO	544.714%	(i)	12/15/2020	–	(j)	860
Federal Home Loan Mortgage Corp. 1046 I IO	1009.00%	(i)	2/15/2021	–	(j)	659
Federal Home Loan Mortgage Corp. 1049 N IO	1010.50%	(i)	2/15/2021	–	(j)	601
Federal Home Loan Mortgage Corp. 1058 I IO	1008.50%	(i)	4/15/2021	–	(j)	316
Federal Home Loan Mortgage Corp. 1059 U IO	409.00%	(i)	4/15/2021	–	(j)	544
Federal Home Loan Mortgage Corp. 1066 S IO	1195.607%	(i)	4/15/2021	–	(j)	2,182
Federal Home Loan Mortgage Corp. 1082 D IO	1007.78%	(i)	5/15/2021	–	(j)	2,005
Federal Home Loan Mortgage Corp. 1095 A PO	Zero Coupon		6/15/2021	7		6,814
Federal Home Loan Mortgage Corp. 1137 M IO	1185.497%	(i)	9/15/2021	–	(j)	828
Federal Home Loan Mortgage Corp. 1148 F PO	Zero Coupon		10/15/2021	8		7,680
Federal Home Loan Mortgage Corp. 1180 G IO	1008.40%	(i)	11/15/2021	–	(j)	539
Federal Home Loan Mortgage Corp. 1200 IB IO	1007.00%	(i)	2/15/2022	–	(j)	192
Federal Home Loan Mortgage Corp. 1241 X IO	982.654%	(i)	4/15/2022	–	(j)	263
Federal Home Loan Mortgage Corp. 1363 B PO	Zero Coupon		8/15/2022	40		38,163
Federal Home Loan Mortgage Corp. 1372 C PO	Zero Coupon		9/15/2022	15		14,176
Federal National Mortgage Assoc. 94 2 IO	9.50%	(i)	8/25/2021	3		524
Federal National Mortgage Assoc. 133 1 PO	Zero Coupon		4/25/2022	2		1,697
Federal National Mortgage Assoc. 1991-158E IO	1008.00%	(i)	12/25/2021	–	(j)	641
Government National Mortgage Assoc. 2013-48 IO	0.593%	#(i)	7/16/2054	20,239		1,030,293
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(i)	2/16/2049	9,754		9,929,208
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $11,050,817)						11,044,399

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 1.95%
Federal Home Loan Mortgage Corp.(k)	3.50%		TBA	33,190		34,312,755
Federal National Mortgage Assoc.(k)	3.00%		TBA	3,220		3,333,656
Total Government Sponsored Enterprises Pass-Throughs (cost $37,888,567)						37,646,411

See Notes to Financial Statements.	139

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
MUNICIPAL BONDS 2.26%

Miscellaneous
American Municipal Power, Inc.	7.834%		2/15/2041	$3,905	$5,382,066
Metropolitan Washington Arpt	8.00%		10/1/2047	3,705	4,698,014
Municipal Elec Auth of Georgia	7.055%		4/1/2057	4,250	4,684,563
New York City Indus Dev Agy†	11.00%		3/1/2029	9,984	13,268,037
North Texas Tollway Auth	8.41%		2/1/2030	1,950	2,352,500
North Texas Tollway Auth	8.91%		2/1/2030	6,250	7,460,812
Port Auth of NY & NJ	4.823%		6/1/2045	5,575	5,725,804
Total Municipal Bonds (cost $42,971,294)					43,571,796

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.74%
Banc of America Commercial Mortgage Trust 2007-2 AM	5.797%	#	4/10/2049	3,245	3,390,760
Banc of America Commercial Mortgage Trust 2015-UBS7 B	4.512%	#	9/15/2048	999	1,050,355
Banc of America Commercial Mortgage Trust 2015-UBS7 C	4.512%	#	9/15/2048	501	496,829
Citigroup Commercial Mortgage Trust 2015-GC33 AS	4.114%		9/10/2058	2,024	2,113,586
Citigroup Commercial Mortgage Trust 2015-GC33 B	4.571%		9/10/2058	2,206	2,326,510
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	5,100	5,124,251
Commercial Mortgage Pass-Through Certificates 2015-LC23 C	4.646%	#	10/10/2053	1,500	1,499,352
Commercial Mortgage Pass-Through Certificates 2015-LC23 D†	3.646%	#	10/10/2053	3,186	2,655,331
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	6.147%	#	9/15/2039	1,300	1,368,329
Credit Suisse Mortgage Capital Certificates 2014-2R 22A1†	3.00%		7/27/2036	393	383,615
Credit Suisse Mortgage Capital Certificates 2014-2R 26A1†	3.00%		6/27/2037	672	661,348
DBWF Mortgage Trust 2015-LCM A2†	3.535%	#	6/10/2034	1,419	1,411,286
DBWF Mortgage Trust 2015-LCM D†	3.535%	#	6/10/2034	1,490	1,385,335
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.495%	#	12/15/2019	1,472	1,431,292
GS Mortgage Securities Trust 2013-G1 A2†	3.557%		4/10/2031	2,512	2,518,822
GS Mortgage Securities Trust 2013-GC12 XA IO	1.876%	#	6/10/2046	28,839	2,291,151

140	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust 2013-GC12 XB IO	0.682%	#	6/10/2046	$47,400	$1,721,824
GS Mortgage Securities Trust 2015-GC32 C	4.559%	#	7/10/2048	1,022	1,011,098
GS Mortgage Securities Trust 2015-GS1 XB IO	0.185%	#	11/10/2048	30,000	613,155
Houston Galleria Mall Trust 2015-HGLR A1A2†	3.087%		3/5/2037	708	699,133
Hudsons Bay Simon JV Trust 2015-HB10 XB10 IO†	0.541%	#	8/5/2034	16,028	781,285
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	3,500	3,621,395
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#	8/5/2034	3,294	3,246,598
Hudsons Bay Simon JV Trust 2015-HB7 XB7 IO†	0.493%	#	8/5/2034	18,308	602,425
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.421%	#	4/15/2047	6,735	326,866
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.438%	#	4/15/2047	1,896	47,466
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.457%	#	7/15/2048	824	754,496
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.704%	#	3/18/2051	3,810	4,092,940
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	1,503	1,307,165
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNC1†	3.989%		12/15/2046	4,585	4,537,015
Motel 6 Trust 2015-MTL6 A2†	2.605%		2/5/2030	4,222	4,217,751
Sequoia Mortgage Trust 2012-4 A3	2.069%		9/25/2042	909	876,406
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A1†	3.872%	#	1/5/2035	2,129	2,130,633
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%		8/10/2049	840	877,985
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	1,774	1,810,862
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	3,103	3,184,396
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.435%	#	7/15/2046	2,256	2,064,344
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	1,005	1,009,863
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.374%	#	5/15/2047	13,304	881,144
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.734%	#	5/15/2047	2,617	118,476
WF-RBS Commercial Mortgage Trust 2014-C25 B	4.236%	#	11/15/2047	1,500	1,536,899
Total Non-Agency Commercial Mortgage-Backed Securities (cost $71,217,959)					72,179,772

See Notes to Financial Statements.	141

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Dividend Rate		Shares (000)	Fair Value
PREFERRED STOCK 0.17%

Electric: Power
SCE Trust III (cost $2,990,000)	5.75%		120	$3,340,428

	Interest Rate	Maturity Date	Principal Amount (000)
U.S. TREASURY OBLIGATIONS 3.42%
U.S. Treasury Bond	2.875%	8/15/2045	$1,144	1,116,204
U.S. Treasury Bond	3.00%	5/15/2045	823	822,421
U.S. Treasury Note	1.375%	9/30/2020	11,564	11,412,674
U.S. Treasury Note	1.375%	10/31/2020	44,950	44,344,209
U.S. Treasury Note	2.625%	11/15/2020	7,926	8,271,986
Total U.S. Treasury Obligations (cost $66,100,101)				65,967,494
Total Long-Term Investments (cost $1,951,787,473)				1,893,905,266

SHORT-TERM INVESTMENTS 2.24%

COMMERCIAL PAPER 0.21%

Electric: Power 0.13%
Entergy Corp.	Zero Coupon	1/6/2016	1,500	1,498,680
Entergy Corp.	Zero Coupon	1/7/2016	1,000	999,096
Total				2,497,776

Telecommunications 0.08%
Vodafone Group plc	Zero Coupon	4/11/2016	500	498,666
Vodafone Group plc	Zero Coupon	4/11/2016	1,000	997,333
Total				1,495,999
Total Commercial Paper (cost $3,992,660)				3,993,775

CORPORATE BOND 0.10%

Chemicals
Incitec Pivot Ltd. (Australia)†(c) (cost $1,972,868)	4.00%	12/7/2015	1,972	1,972,617

FLOATING RATE LOAN(g) 0.02%

Air Transportation
Delta Air Lines, Inc. 2014 Term Loan B2 (cost $482,526)	2.25%	4/18/2016	483	482,519

142	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 1.91%
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $32,385,000 of U.S. Treasury Note at 1.50% due 10/31/2019; $3,920,000 of U.S. Treasury Note at 1.625% due 11/30/2020 and $1,205,000 of U.S. Treasury Note at 2.25% due 11/30/2017; value: $37,573,997; proceeds: $36,835,222 (cost $36,835,222)	$36,835	$36,835,222
Total Short-Term Investments (cost $43,283,276)		43,284,133
Total Investments in Securities 100.32% (cost $1,995,070,749)		1,937,189,399
Liabilities in Excess of Cash & Other Assets(l) (0.32%)		(6,273,119)
Net Assets 100.00%		$1,930,916,280

BRL	Brazilian real.
EUR	euro.
GBP	British pound.
MXN	Mexican peso.
IO	Interest Only.
PIK	Payment-in-kind.
PO	Principal Only.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2015.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Defaulted (non-income producing security).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Debenture pays interest at an annual fixed rate of 6.974% through December 1, 2017. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 2.53% through June 1, 2067. This debenture is subject to full redemption at the option of the issuer any time prior to December 1, 2017.
(f)	Debenture pays interest at an annual fixed rate of 8.375% through August 1, 2016. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 3.708% through August 1, 2066. This debenture is subject to full redemption at the option of the issuer any time prior to August 1, 2016.
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2015.
(h)	Interest rate to be determined.
(i)	IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.
(j)	Amount is less than $1,000.
(k)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(l)	Liabilities in Excess of Cash & Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	143

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Open Forward Foreign Currency Exchange Contracts at November 30, 2015:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Argentine peso	Buy	Goldman Sachs	12/9/2015	18,300,000	$1,591,304	$1,733,964	$142,660
Brazilian real	Buy	Goldman Sachs	12/10/2015	12,600,000	3,244,235	3,248,315	4,080
Brazilian real	Buy	J.P. Morgan	12/10/2015	1,210,000	289,086	311,941	22,855
Brazilian real	Buy	Morgan Stanley	1/13/2016	30,700,000	7,741,773	7,835,044	93,271
Colombian peso	Buy	J.P. Morgan	12/10/2015	19,200,000,000	6,098,142	6,104,426	6,284
Indian rupee	Buy	Bank of America	2/12/2016	66,000,000	978,314	981,216	2,902
Indian rupee	Buy	J.P. Morgan	12/10/2015	403,000,000	5,992,565	6,051,488	58,923
Indian rupee	Buy	Morgan Stanley	12/10/2015	21,900,000	325,854	328,853	2,999
Indonesian rupiah	Buy	Barclays Bank plc	1/13/2016	4,750,000,000	307,103	339,177	32,074
Indonesian rupiah	Buy	J.P. Morgan	12/10/2015	147,500,000,000	10,020,380	10,618,489	598,109
Indonesian rupiah	Buy	J.P. Morgan	1/13/2016	26,700,000,000	1,876,186	1,906,532	30,346
Indonesian rupiah	Buy	J.P. Morgan	2/12/2016	63,585,000,000	4,496,818	4,507,590	10,772
Malaysian ringgit	Buy	J.P. Morgan	1/13/2016	9,100,000	2,047,567	2,136,782	89,215
Mexican peso	Buy	Bank of America	12/10/2015	32,300,000	1,909,717	1,947,273	37,556
Mexican peso	Buy	Citibank N.A.	12/10/2015	3,500,000	204,895	211,005	6,110
Mexican peso	Buy	J.P. Morgan	1/13/2016	81,700,000	4,905,013	4,914,563	9,550
Mexican peso	Buy	J.P. Morgan	2/12/2016	129,000,000	7,609,250	7,745,177	135,927
Philippine peso	Buy	Bank of America	12/10/2015	16,385,000	347,147	347,170	23
Philippine peso	Buy	Barclays Bank plc	2/12/2016	92,000,000	1,935,172	1,940,808	5,636
Philippine peso	Buy	J.P. Morgan	12/10/2015	106,000,000	2,245,763	2,245,957	194
Russian ruble	Buy	Barclays Bank plc	12/10/2015	24,900,000	367,893	374,550	6,657
Russian ruble	Buy	J.P. Morgan	12/10/2015	526,000,000	7,677,711	7,912,178	234,467
Singapore dollar	Buy	J.P. Morgan	12/10/2015	2,910,000	2,049,137	2,062,462	13,325
South Korean won	Buy	Bank of America	1/13/2016	3,050,000,000	2,612,129	2,625,552	13,423
South Korean won	Buy	Barclays Bank plc	12/10/2015	4,620,000,000	3,862,586	3,982,013	119,427
South Korean won	Buy	Morgan Stanley	12/10/2015	440,000,000	367,452	379,239	11,787
Thai baht	Buy	Bank of America	12/11/2015	211,500,000	5,796,903	5,899,371	102,468
Thai baht	Buy	Bank of America	1/13/2016	179,000,000	4,966,704	4,987,505	20,801
Turkish lira	Buy	Deutsche Bank AG	1/13/2016	13,800,000	4,617,955	4,679,235	61,280
Turkish lira	Buy	Deutsche Bank AG	2/12/2016	18,750,000	6,261,540	6,304,380	42,840
Turkish lira	Buy	Morgan Stanley	1/13/2016	6,350,000	2,133,654	2,153,126	19,472
Argentine peso	Sell	J.P. Morgan	12/9/2015	12,860,000	1,286,000	1,218,512	67,488
Argentine peso	Sell	J.P. Morgan	12/9/2015	25,000,000	2,572,016	2,368,803	203,213
British pound	Sell	J.P. Morgan	12/11/2015	5,930,000	9,112,568	8,930,907	181,661
British pound	Sell	Standard Charter Bank	1/20/2016	1,935,000	2,988,213	2,914,813	73,400
Chilean peso	Sell	J.P. Morgan	12/10/2015	1,020,000,000	1,449,523	1,434,198	15,325
Chilean peso	Sell	J.P. Morgan	12/10/2015	318,500,000	459,006	447,835	11,171
euro	Sell	Barclays Bank plc	1/13/2016	1,850,000	2,039,123	1,957,245	81,878
euro	Sell	J.P. Morgan	1/13/2016	571,000	644,830	604,101	40,729
euro	Sell	J.P. Morgan	2/16/2016	1,290,000	1,388,789	1,366,083	22,706
Indian rupee	Sell	Morgan Stanley	12/10/2015	19,500,000	293,101	292,814	287
Indonesian rupiah	Sell	Bank of America	12/10/2015	6,740,000,000	491,612	485,211	6,401
Indonesian rupiah	Sell	Morgan Stanley	12/10/2015	23,200,000,000	1,679,942	1,670,162	9,780

144	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Japanese yen	Sell	J.P. Morgan	12/10/2015	245,500,000	$2,046,013	$1,994,506	$51,507
Mexican peso	Sell	Bank of America	12/10/2015	3,220,000	194,246	194,124	122
Philippine peso	Sell	Barclays Bank plc	12/10/2015	13,800,000	292,875	292,398	477
Polish zloty	Sell	Morgan Stanley	12/10/2015	1,180,000	293,250	291,931	1,319
Romanian new leu	Sell	J.P. Morgan	1/13/2016	15,950,000	4,070,186	3,783,307	286,879
Russian ruble	Sell	Goldman Sachs	12/10/2015	25,750,000	390,260	387,336	2,924
South African rand	Sell	Barclays Bank plc	12/10/2015	4,000,000	280,693	276,314	4,379
South African rand	Sell	Morgan Stanley	12/10/2015	13,675,000	980,635	944,648	35,987
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$3,033,066

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Argentine peso	Buy	J.P. Morgan	12/9/2015	25,800,000	$2,567,164	$2,444,605	$(122,559)
Argentine peso	Buy	J.P. Morgan	12/9/2015	105,300,000	10,656,816	9,977,399	(679,417)
Argentine peso	Buy	J.P. Morgan	1/13/2016	48,800,000	4,436,364	3,461,434	(974,930)
Argentine peso	Buy	J.P. Morgan	3/2/2016	38,619,000	2,572,028	2,512,042	(59,986)
Argentine peso	Buy	J.P. Morgan	3/2/2016	19,669,000	1,285,976	1,279,405	(6,571)
Argentine peso	Buy	Morgan Stanley	12/9/2015	5,900,000	590,000	559,038	(30,962)
British pound	Buy	J.P. Morgan	12/11/2015	2,310,000	3,507,643	3,478,987	(28,656)
Chilean peso	Buy	Bank of America	12/10/2015	8,740,000,000	12,587,312	12,289,109	(298,203)
Chilean peso	Buy	Morgan Stanley	12/10/2015	287,500,000	408,962	404,247	(4,715)
Colombian peso	Buy	Bank of America	2/12/2016	16,200,000,000	5,621,096	5,122,954	(498,142)
Colombian peso	Buy	Barclays Bank plc	12/10/2015	965,000,000	308,768	306,811	(1,957)
Colombian peso	Buy	Morgan Stanley	12/10/2015	1,950,000,000	667,351	619,981	(47,370)
euro	Buy	State Street Bank and Trust	1/13/2016	81,000	86,443	85,696	(747)
Hungarian forint	Buy	Deutsche Bank AG	12/10/2015	68,500,000	244,992	232,766	(12,226)
Hungarian forint	Buy	Morgan Stanley	12/10/2015	155,000,000	554,005	526,698	(27,307)
Hungarian forint	Buy	Morgan Stanley	1/13/2016	2,660,000,000	9,630,354	9,039,631	(590,723)
Hungarian forint	Buy	Morgan Stanley	2/12/2016	1,046,000,000	3,587,515	3,554,506	(33,009)
Indian rupee	Buy	Bank of America	1/13/2016	297,000,000	4,508,334	4,436,398	(71,936)
Indian rupee	Buy	Morgan Stanley	2/12/2016	352,000,000	5,297,216	5,233,154	(64,062)
Japanese yen	Buy	J.P. Morgan	12/10/2015	245,500,000	2,034,908	1,994,507	(40,401)
Philippine peso	Buy	J.P. Morgan	1/13/2016	423,500,000	9,148,844	8,953,387	(195,457)
Polish zloty	Buy	Bank of America	2/12/2016	19,400,000	4,894,726	4,793,429	(101,297)
Polish zloty	Buy	Barclays Bank plc	1/13/2016	28,950,000	7,701,660	7,157,404	(544,256)
Polish zloty	Buy	J.P. Morgan	12/10/2015	920,000	244,385	227,608	(16,777)
Polish zloty	Buy	Morgan Stanley	12/10/2015	3,600,000	950,773	890,638	(60,135)
Russian ruble	Buy	J.P. Morgan	1/13/2016	326,000,000	5,110,118	4,848,616	(261,502)
Russian ruble	Buy	J.P. Morgan	2/12/2016	74,000,000	1,114,962	1,091,308	(23,654)
Russian ruble	Buy	Morgan Stanley	2/12/2016	81,000,000	1,218,228	1,194,540	(23,688)
South African rand	Buy	Deutsche Bank AG	12/10/2015	78,000,000	5,758,843	5,388,122	(370,721)
South African rand	Buy	Deutsche Bank AG	1/13/2016	103,700,000	7,597,797	7,118,505	(479,292)

See Notes to Financial Statements.	145

Schedule of Investments (continued)

INCOME FUND November 30, 2015

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
South African rand	Buy	Morgan Stanley	12/10/2015	5,175,000	$368,577	$357,481	$(11,096)
South African rand	Buy	Morgan Stanley	12/10/2015	7,200,000	515,567	497,365	(18,202)
South Korean won	Buy	Bank of America	2/12/2016	3,250,000,000	2,811,005	2,795,578	(15,427)
Brazilian real	Sell	Morgan Stanley	12/10/2015	1,410,000	362,337	363,502	(1,165)
Hungarian forint	Sell	Morgan Stanley	12/10/2015	57,115,000	194,035	194,080	(45)
Singapore dollar	Sell	J.P. Morgan	12/10/2015	2,910,000	2,038,647	2,062,462	(23,815)
Singapore dollar	Sell	State Street Bank and Trust	2/12/2016	4,260,000	2,979,792	3,012,578	(32,786)
South African rand	Sell	Goldman Sachs	12/10/2015	1,400,000	96,589	96,710	(121)
Turkish lira	Sell	Barclays Bank plc	1/13/2016	460,000	155,935	155,974	(39)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(5,773,354)

Open Futures Contracts at November 30, 2015:

Type			Expiration	Contracts	Position	Fair Value	Unrealized Appreciation
U.S. 5-Year Treasury Note			March 2016	5,313	Long	$630,545,182	$ 405,727

Type			Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
U.S. Long Bond			March 2016	62	Long	$9,548,000	$(2,359)
U.S. 2-Year Treasury Note			March 2016	520	Short	(113,124,376)	(9,015)
U.S. 10-Year Treasury Note			March 2016	3,616	Short	(457,198,000)	(317,112)
Ultra Long U.S. Treasury Bond			March 2016	191	Short	(30,261,562)	(130,156)
Totals						$(591,035,938)	$(458,642)

146	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$101,750,807	$1,969,236	(4)	$103,720,043
Remaining Industries	–	163,325,464	–		163,325,464
Convertible Bonds	–	–	71,814	(5)	71,814
Corporate Bonds
Real Estate Investment Trusts	–	68,575,792	500,625	(4)	69,076,417
Remaining Industries	–	1,280,373,370	–		1,280,373,370
Floating Rate Loans(6)
Air Transportation	–	482,519	–		482,519
Business Services	–	–	2,388,156		2,388,156
Electric: Power	–	–	1,435,027		1,435,027
Electrical Equipment	–	963,554	–		963,554
Entertainment	–	3,216,667	–		3,216,667
Financial: Miscellaneous	–	–	418,049		418,049
Gaming	–	3,506,756	–		3,506,756
Lodging	–	9,222,041	–		9,222,041
Media	–	3,245,567	–		3,245,567
Oil	–	1,225,000	–		1,225,000
Retail	–	1,978,610	–		1,978,610
Foreign Bonds	–	12,525,229	–		12,525,229
Foreign Government Obligations	–	5,435,819	–		5,435,819
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	11,044,399	–		11,044,399
Government Sponsored Enterprises Pass-Throughs	–	37,646,411	–		37,646,411
Municipal Bonds	–	43,571,796	–		43,571,796
Non-Agency Commercial Mortgage-Backed Securities	–	71,566,617	613,155	(4)	72,179,772
Preferred Stock	3,340,428	–	–		3,340,428
U.S. Treasury Obligations	–	65,967,494	–		65,967,494
Commercial Paper	–	3,993,775	–		3,993,775
Repurchase Agreement	–	36,835,222	–		36,835,222
Total	$3,340,428	$1,926,452,909	$7,396,062		$1,937,189,399

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$3,033,066	$–		$3,033,066
Liabilities	–	(5,773,354)	–		(5,773,354)
Futures Contracts
Assets	405,727	–	–		405,727
Liabilities	(458,642)	–	–		(458,642)
Total	$(52,915)	$(2,740,288)	$–		$(2,793,203)

See Notes to Financial Statements.	147

Schedule of Investments (concluded)

INCOME FUND November 30, 2015

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Level 3 security fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financial Statements.
(6)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Convertible Bonds	Corporate Bonds	Floating Rate Loans	Non-Agency Commercial Mortgaged– Backed Securities	Total Return Swap
Balance as of December 1, 2014	$–	$–	$–	$2,462,104	$–	$171,290
Accrued discounts/premiums	2	–	(2,461)	3,189	–	–
Realized gain (loss)	–	–	–	9,335	–	(45,395)
Change in unrealized appreciation/depreciation	(199)	(56,918)	(27,226)	(351,098)	51,567	–
Purchases	1,969,433	128,732	–	1,110,785	561,588	–
Sales	–	–	–	(881,488)	–	(125,895)
Net transfers in or out of Level 3	–	–	530,312	1,888,405	–	–
Balance as of November 30, 2015	$1,969,236	$71,814	$500,625	$4,241,232	$613,155	$–

148	See Notes to Financial Statements.

Schedule of Investments

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 93.60%

ASSET-BACKED SECURITIES 13.82%

Automobiles 6.11%
Ally Auto Receivables Trust 2014-1 A3	0.97%		10/15/2018	$834	$832,398
Ally Auto Receivables Trust 2014-2 A3	1.25%		4/15/2019	795	794,923
Ally Auto Receivables Trust 2015-2 A3	1.49%	#	11/15/2019	402	402,066
AmeriCredit Automobile Receivables Trust 2013-1 B	1.07%		3/8/2018	819	819,107
AmeriCredit Automobile Receivables Trust 2013-3 B	1.58%		9/10/2018	685	685,988
Avis Budget Rental Car Funding AESOP LLC 2011-3A A†	3.41%		11/20/2017	694	706,390
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%		2/20/2018	695	705,889
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%		5/20/2018	2,090	2,118,034
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%		7/20/2020	694	696,098
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%		2/20/2021	495	497,212
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%		12/20/2021	901	899,898
BMW Vehicle Lease Trust 2014-1 A3	0.73%		2/21/2017	924	923,200
California Republic Auto Receivables Trust 2013-1 A2†	1.41%		9/17/2018	441	442,387
California Republic Auto Receivables Trust 2013-2 A2	1.23%		3/15/2019	676	675,374
California Republic Auto Receivables Trust 2014-1 A3	0.85%		5/15/2018	185	185,328
California Republic Auto Receivables Trust 2014-2 A3	0.91%		8/15/2018	1,019	1,018,167
California Republic Auto Receivables Trust 2014-3 A3	1.09%		11/15/2018	2,120	2,118,806
California Republic Auto Receivables Trust 2015-2 A4	1.75%		1/15/2021	3,004	2,973,724
California Republic Auto Receivables Trust 2015-3 A4	2.13%		5/17/2021	694	691,452
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%		10/20/2017	2,648	2,641,599

See Notes to Financial Statements.	149

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%		9/20/2018	$1,111	$1,108,551
CarMax Auto Owner Trust 2013-1 C	1.54%		12/15/2018	208	208,081
CarMax Auto Owner Trust 2015-2 A2A	0.82%		6/15/2018	739	737,924
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%		5/15/2019	1,135	1,133,728
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%		12/15/2020	109	108,983
Drive Auto Receivables Trust 2015-BA B†	2.12%		6/17/2019	877	876,472
Drive Auto Receivables Trust 2015-CA A3†	1.38%		10/15/2018	734	732,995
Drive Auto Receivables Trust 2015-CA B†	2.23%		9/16/2019	1,247	1,245,226
Drive Auto Receivables Trust 2015-CA C†	3.01%		5/17/2021	1,587	1,575,348
Drive Auto Receivables Trust 2015-DA C†	3.38%		11/15/2021	1,175	1,174,261
Drive Auto Receivables Trust 2015-DA D†	4.59%		1/17/2023	912	913,741
Fifth Third Auto Trust 2014-2 A3	0.89%		11/15/2018	1,069	1,067,265
Flagship Credit Auto Trust 2015-3 A†	2.38%		10/15/2020	480	479,952
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%		1/22/2018	1,640	1,639,733
Mercedes-Benz Auto Receivables Trust 2015-1 A3	1.34%		12/16/2019	1,360	1,358,012
NextGear Floorplan Master Owner Trust 2015-2A A†	2.38%		10/15/2020	1,024	1,018,910
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	1,462	1,460,088
Santander Drive Auto Receivables Trust 2013-3 B	1.19%		5/15/2018	933	932,847
Santander Drive Auto Receivables Trust 2014-4 C	2.60%		11/16/2020	175	175,903
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	382	384,029
Santander Drive Auto Receivables Trust 2015-3 B	2.07%		4/15/2020	693	693,562
Santander Drive Auto Receivables Trust 2015-3 C	2.74%		1/15/2021	818	819,673
Santander Drive Auto Receivables Trust 2015-4 C	2.97%		3/15/2021	207	208,283
Santander Drive Auto Receivables Trust 2015-5 D	3.65%		12/15/2021	1,136	1,127,659
TCF Auto Receivables Owner Trust 2015-2A A2†	1.64%	#	1/15/2019	399	398,999
TCF Auto Receivables Owner Trust 2015-2A A3†	2.06%	#	4/15/2020	596	595,940
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%	#	9/15/2021	215	214,952
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%	#	12/15/2021	136	135,992
Volkswagen Auto Loan Enhanced Trust 2013-2 A3	0.70%		4/20/2018	628	625,864
Total					43,981,013

Credit Cards 1.34%
Bank of America Credit Card Trust 2014-A3 A	0.487%	#	1/15/2020	2,115	2,113,631
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	331	331,591
Capital One Multi-Asset Execution Trust 2015-A3	0.597%	#	3/15/2023	2,909	2,876,449

150	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
First National Master Note Trust 2015-1 A	0.967%	#	9/15/2020	$162	$162,073
Synchrony Credit Card Master Note Trust 2011-2 A	0.677%	#	5/15/2019	1,046	1,046,119
World Financial Network Credit Card Master Trust 2013-B A	0.91%		3/16/2020	2,987	2,985,514
World Financial Network Credit Card Master Trust 2014-A	0.577%	#	12/15/2019	165	165,008
Total					9,680,385

Home Equity 0.55%
Asset Backed Securities Corp. Home Equity Loan Trust Series NC 2006-HE4 A5	0.357%	#	5/25/2036	1,453	1,373,132
FBR Securitization Trust 2005-4 AV24	0.897%	#	10/25/2035	870	779,131
Home Equity Asset Trust 2006-7 2A2	0.307%	#	1/25/2037	248	247,363
Home Equity Asset Trust 2006-8 2A2	0.307%	#	3/25/2037	1,303	1,291,401
New Century Home Equity Loan Trust 2005-A A6	4.767%		8/25/2035	260	255,716
Total					3,946,743

Other 5.82%
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	0.509%	#	4/16/2021	532	525,014
Ascentium Equipment Receivables LLC 2015-2A A2†	1.57%		12/11/2017	510	509,159
Avenue CLO VI Ltd. 2007-6A A2†	0.639%	#	7/17/2019	500	497,089
BlueMountain CLO Ltd. 2014-3A A1†	1.769%	#	10/15/2026	500	495,871
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	1.437%	#	4/18/2025	750	738,645
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	1.789%	#	10/15/2026	1,125	1,117,934
Cedar Funding IV CLO Ltd. 2014-4A A1†	1.794%	#	10/23/2026	2,630	2,600,506
Cent CDO XI Ltd. 2006-11A A1†	0.555%	#	4/25/2019	931	919,407
Cent CLO 2013-17A A1†	1.597%	#	1/30/2025	2,500	2,468,442
Cent CLO Ltd. 2013-18A A†	1.414%	#	7/23/2025	1,000	980,531
CIFC Funding II Ltd. 2014-2A A1L†	1.809%	#	5/24/2026	850	843,965
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	859	859,807
Crown Point CLO Ltd. 2012-1A A1LB†	1.833%	#	11/21/2022	765	762,619
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	507	505,383
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	730	729,717
Fortress Credit BSL Ltd. 2013-1A A†	1.467%	#	1/19/2025	2,500	2,452,405
Fraser Sullivan CLO II Ltd. 2006-2A A2†	0.581%	#	12/20/2020	32	32,478
Gleneagles CLO Ltd. 2005-1A B†	0.879%	#	11/1/2017	683	682,960

See Notes to Financial Statements.	151

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
GMF Floorplan Owner Revolving Trust 2015-1 A1†	1.65%		5/15/2020		$1,266	$1,257,543
Jackson Mill CLO Ltd. 2015-1A A†	1.804%	#	4/15/2027		700	693,328
Jasper CLO Ltd. 2005-1A A†	0.599%	#	8/1/2017		21	20,540
JFIN Revolver CLO Ltd. 2013-1A A†	1.537%	#	1/20/2021		374	372,820
JFIN Revolver CLO Ltd. 2015-4A A†	1.436%	#	4/22/2020		2,698	2,679,657
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019		1,757	1,752,883
Oaktree CLO Ltd. 2014-2A A1A†	1.817%	#	10/20/2026		1,300	1,289,229
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.809%	#	4/15/2026		1,179	1,173,340
Octagon Loan Funding Ltd. 2014-1A A1†	1.774%	#	11/18/2026		300	297,277
OHA Park Avenue CLO I Ltd. 2007-1A A1B†	0.516%	#	3/14/2022		434	429,482
OZLM VII Ltd. 2014-7A A1B†	1.779%	#	7/17/2026		1,550	1,540,750
OZLM VIII Ltd. 2014-8A A1A†	1.729%	#	10/17/2026		1,990	1,975,184
SLM Private Education Loan Trust 2010-A 2A†	3.447%	#	5/16/2044		864	898,228
SLM Private Education Loan Trust 2012-A A1†	1.597%	#	8/15/2025		283	283,202
SLM Private Education Loan Trust 2012-E A1†	0.947%	#	10/16/2023		235	235,358
SLM Private Education Loan Trust 2013-B A1†	0.847%	#	7/15/2022		897	894,341
SLM Student Loan Trust 2011-1 A1	0.741%	#	3/25/2026		242	239,272
Stone Tower CLO V Ltd. 2006-5A A2B†	0.619%	#	7/16/2020		2,500	2,465,745
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.609%	#	4/17/2021		900	883,560
Venture XI CLO Ltd. 2012-11AR BR†	2.259%	#	11/14/2022		500	487,177
Venture XVII CLO Ltd. 2014-17A A†	1.769%	#	7/15/2026		1,500	1,488,920
Venture XVIII CLO Ltd. 2014-18A A†	1.739%	#	10/15/2026		1,250	1,238,497
Westchester CLO Ltd. 2007-1A A1A†	0.525%	#	8/1/2022		631	623,423
Westgate Resorts LLC 2014-1A A†	2.15%		12/20/2026		299	295,939
Westgate Resorts LLC 2014-1A B†	3.25%		12/20/2026		696	690,831
Total						41,928,458
Total Asset-Backed Securities (cost $99,665,596)						99,536,599

CONVERTIBLE BONDS 0.00%

Oil
Oleo e Gas Participacoes SA(a)(b)	10.00%		6/1/2016	BRL	3	5,080
Oleo e Gas Participacoes SA(a)(b)	10.00%		6/1/2016	BRL	2	3,853
Total Convertible Bonds (cost $16,018)						8,933

152	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 42.33%

Aerospace/Defense 0.33%
BAE Systems plc (United Kingdom)†(c)	3.50%	10/11/2016	$200	$203,882
Exelis, Inc.	4.25%	10/1/2016	1,078	1,100,873
Harris Corp.	2.70%	4/27/2020	200	197,390
Litton Industries, Inc.	6.75%	4/15/2018	200	220,676
Lockheed Martin Corp.	2.50%	11/23/2020	550	551,572
Spirit AeroSystems, Inc.	6.75%	12/15/2020	119	123,388
Total				2,397,781

Auto Parts: Original Equipment 0.27%
Goodyear Tire & Rubber Co. (The)	8.25%	8/15/2020	170	177,302
International Automotive Components Group SA (Luxembourg)†(c)	9.125%	6/1/2018	353	294,755
Schaeffler Holding Finance BV PIK (Netherlands)†(c)	6.875%	8/15/2018	1,257	1,302,566
Tenneco, Inc.	6.875%	12/15/2020	150	156,000
Total				1,930,623

Automotive 1.98%
Ford Motor Credit Co. LLC	1.724%	12/6/2017	750	742,284
Ford Motor Credit Co. LLC	3.157%	8/4/2020	2,754	2,755,063
Ford Motor Credit Co. LLC	6.625%	8/15/2017	2,250	2,408,103
General Motors Co.	3.50%	10/2/2018	1,100	1,118,634
General Motors Financial Co., Inc.	2.40%	4/10/2018	1,300	1,295,003
General Motors Financial Co., Inc.	3.00%	9/25/2017	217	218,845
General Motors Financial Co., Inc.	3.10%	1/15/2019	825	826,137
General Motors Financial Co., Inc.	3.25%	5/15/2018	200	202,031
General Motors Financial Co., Inc.	4.75%	8/15/2017	2,425	2,516,951
Hyundai Capital America†	2.40%	10/30/2018	700	698,718
Kia Motors Corp. (South Korea)†(c)	3.625%	6/14/2016	200	202,171
Volkswagen Group of America Finance LLC†	1.25%	5/23/2017	400	386,326
Volkswagen Group of America Finance LLC†	1.60%	11/20/2017	350	337,056
Volkswagen Group of America Finance LLC†	2.40%	5/22/2020	400	376,304
Volkswagen Group of America Finance LLC†	2.45%	11/20/2019	200	187,549
Total				14,271,175

See Notes to Financial Statements.	153

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Money Center 0.08%
Export-Import Bank of Korea (South Korea)(c)	1.184%	#	9/17/2016	$400	$401,301
Export-Import Bank of Korea (South Korea)(c)	3.75%		10/20/2016	200	204,130
Total					605,431

Banks: Regional 4.66%
Akbank TAS (Turkey)†(c)	3.875%		10/24/2017	150	151,688
Banco de Credito del Peru (Peru)†(c)	2.75%		1/9/2018	107	106,198
Banco do Brasil SA	3.875%		1/23/2017	200	201,240
Bank of America Corp.	2.625%		10/19/2020	925	921,692
Bank of America Corp.	5.25%		12/1/2015	800	800,000
Bank of America Corp.	5.42%		3/15/2017	379	396,414
Bank of America Corp.	5.70%		5/2/2017	700	736,981
Bank of America Corp.	5.75%		8/15/2016	510	526,072
Bank of America Corp.	7.80%		9/15/2016	2,850	2,992,420
Bank of America NA	5.30%		3/15/2017	2,020	2,112,203
BBVA Banco Continental SA (Peru)†(c)	2.25%		7/29/2016	600	602,700
Capital One Financial Corp.	6.15%		9/1/2016	100	103,687
CIT Group, Inc.	3.875%		2/19/2019	160	160,600
CIT Group, Inc.	4.25%		8/15/2017	1,250	1,276,562
CIT Group, Inc.†	5.50%		2/15/2019	240	252,000
Citigroup, Inc.	2.65%		10/26/2020	700	698,585
Citigroup, Inc.	5.50%		2/15/2017	686	717,271
Discover Bank	2.00%		2/21/2018	943	938,824
Discover Bank	2.60%		11/13/2018	860	863,636
Discover Bank	8.70%		11/18/2019	796	943,960
Fifth Third Bancorp	5.45%		1/15/2017	350	365,416
First Midwest Bancorp, Inc.	5.875%		11/22/2016	125	129,151
HBOS plc (United Kingdom)†(c)	6.75%		5/21/2018	4,727	5,201,652
Huntington Bancshares, Inc.	2.60%		8/2/2018	321	323,662
Huntington Bancshares, Inc.	7.00%		12/15/2020	462	542,101
Huntington National Bank (The)	1.30%		11/20/2016	320	320,074
Huntington National Bank (The)	2.20%		11/6/2018	412	412,327
Industrial & Commercial Bank of China Ltd.	2.351%		11/13/2017	500	503,169
Intesa Sanpaolo SpA (Italy)(c)	2.375%		1/13/2017	1,431	1,437,973
Itau Unibanco Holding SA†	2.85%		5/26/2018	500	473,750
JPMorgan Chase & Co.	2.25%		1/23/2020	526	524,530
KEB Hana Bank (South Korea)†(c)	2.50%		6/12/2019	300	300,948
Lloyds Bank plc (United Kingdom)(c)	9.875%		12/16/2021	275	297,171
Macquarie Bank Ltd. (Australia)†(c)	5.00%		2/22/2017	155	161,273

154	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
National City Corp.	6.875%		5/15/2019	$37	$42,145
Popular, Inc.	7.00%		7/1/2019	231	228,055
Regions Financial Corp.	2.00%		5/15/2018	87	86,683
Royal Bank of Scotland plc (The) (United Kingdom)(c)	9.50%		3/16/2022	147	160,084
Santander Bank NA	2.00%		1/12/2018	833	830,628
Santander Holdings USA, Inc.	4.625%		4/19/2016	250	253,402
Santander UK Group Holdings plc (United Kingdom)(c)	2.875%		10/16/2020	800	800,800
Swedbank Hypotek AB (Sweden)†(c)	2.95%		3/28/2016	170	171,287
TC Ziraat Bankasi AS (Turkey)†(c)	4.25%		7/3/2019	200	199,456
Turkiye Halk Bankasi AS (Turkey)†(c)	4.75%		6/4/2019	300	299,882
Turkiye Halk Bankasi AS (Turkey)†(c)	4.875%		7/19/2017	1,200	1,225,848
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	3.75%		4/15/2018	300	295,813
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.75%		4/24/2017	500	517,500
UBS AG (Jersey)(c)	7.25%		2/22/2022	525	551,706
UBS Group Funding Jersey Ltd. (Jersey)†(c)	2.95%		9/24/2020	1,000	1,000,955
Wilmington Trust Corp.	8.50%		4/2/2018	350	396,897
Total					33,557,071

Beverages 0.14%
Central American Bottling Corp. (Guatemala)†(c)	6.75%		2/9/2022	30	30,600
Pernod Ricard SA (France)†(c)	2.95%		1/15/2017	500	506,628
Pernod Ricard SA (France)†(c)	5.75%		4/7/2021	400	444,665
Total					981,893

Biotechnology Research & Production 0.08%
Biogen, Inc.	2.90%		9/15/2020	600	601,906

Building Materials 0.28%
Cemex SAB de CV (Mexico)†(c)	5.071%	#	10/15/2018	500	506,250
Fortune Brands Home & Security, Inc.	3.00%		6/15/2020	346	347,820
Martin Marietta Materials, Inc.	1.427%	#	6/30/2017	525	521,409
Martin Marietta Materials, Inc.	6.60%		4/15/2018	400	433,128
Owens Corning	6.50%		12/1/2016	12	12,566
Owens Corning	9.00%		6/15/2019	148	173,013
Total					1,994,186

Business Services 0.78%
Chicago Parking Meters LLC†	5.489%		12/30/2020	200	216,430
Hertz Corp. (The)	7.50%		10/15/2018	1,234	1,261,765

See Notes to Financial Statements.	155

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Business Services (continued)
Igloo Holdings Corp. PIK†	8.25%	12/15/2017	$750	$752,812
McGraw Hill Financial, Inc.†	3.30%	8/14/2020	686	695,935
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	550	533,500
Verisk Analytics, Inc.	4.875%	1/15/2019	41	43,188
Western Union Co. (The)	2.875%	12/10/2017	1,000	1,016,249
Western Union Co. (The)	3.35%	5/22/2019	625	634,501
Western Union Co. (The)	5.93%	10/1/2016	416	431,887
Total				5,586,267

Chemicals 0.86%
Airgas, Inc.	3.05%	8/1/2020	434	440,478
LyondellBasell Industries NV	5.00%	4/15/2019	2,350	2,526,483
Nufarm Australia Ltd. (Australia)†(c)	6.375%	10/15/2019	143	144,251
PetroLogistics LP/PetroLogistics Finance Corp.(d)	6.25%	4/1/2020	1,728	1,811,635
Yara International ASA (Norway)†(c)	7.875%	6/11/2019	1,125	1,289,341
Total				6,212,188

Coal 0.07%
Korea Resources Corp. (South Korea)†(c)	2.25%	4/29/2020	500	494,440

Computer Hardware 0.40%
Hewlett-Packard Enterprise Co.†	2.85%	10/5/2018	1,800	1,805,405
Hewlett-Packard Enterprise Co.†	3.60%	10/15/2020	1,100	1,110,405
Total				2,915,810

Computer Software 0.51%
Aspect Software, Inc.	10.625%	5/15/2017	267	224,280
Audatex North America, Inc.†	6.00%	6/15/2021	89	90,112
Audatex North America, Inc.†	6.125%	11/1/2023	573	579,446
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	754	765,439
Emdeon, Inc.	11.00%	12/31/2019	445	468,919
Fidelity National Information Services, Inc.	2.85%	10/15/2018	901	909,913
Fidelity National Information Services, Inc.	5.00%	3/15/2022	72	74,772
First Data Corp.†	8.25%	1/15/2021	530	554,512
Total				3,667,393

Containers 0.53%
Coveris Holding Corp.†	10.00%	6/1/2018	1,050	1,034,250
Coveris Holdings SA (Luxembourg)†(c)	7.875%	11/1/2019	200	186,000
Novelis, Inc.	8.75%	12/15/2020	900	879,750

156	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Containers (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	$1,700	$1,712,750
Total				3,812,750

Diversified 0.20%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	1,504	1,473,920

Drugs 2.47%
AbbVie, Inc.	2.50%	5/14/2020	2,000	1,988,626
Actavis Funding SCS (Luxembourg)(c)	2.35%	3/12/2018	400	403,342
Baxalta, Inc.†	2.875%	6/23/2020	925	919,012
Capsugel SA PIK (Luxembourg)†(c)	7.00%	5/15/2019	1,779	1,793,454
Express Scripts Holding Co.	2.65%	2/15/2017	435	440,343
Express Scripts Holding Co.	7.25%	6/15/2019	92	107,017
Forest Laboratories LLC†	4.375%	2/1/2019	4,595	4,850,078
McKesson Corp.	7.50%	2/15/2019	30	34,586
Medco Health Solutions, Inc.	7.125%	3/15/2018	150	166,643
Mylan, Inc.	1.35%	11/29/2016	834	828,939
Mylan, Inc.	1.80%	6/24/2016	1,607	1,605,880
Mylan, Inc.	2.55%	3/28/2019	564	553,438
Mylan, Inc.	2.60%	6/24/2018	1,997	1,983,323
Perrigo Co. plc (Ireland)(c)	2.30%	11/8/2018	800	790,393
Valeant Pharmaceuticals International, Inc.†	6.75%	8/15/2018	333	326,340
Valeant Pharmaceuticals International, Inc.†	7.00%	10/1/2020	327	305,745
Zoetis, Inc.	1.875%	2/1/2018	665	659,838
Total				17,756,997

Electric: Power 1.77%
Cleveland Electric Illuminating Co. (The)	8.875%	11/15/2018	1,755	2,072,236
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	87	99,141
Electricite de France SA (France)†(c)	2.35%	10/13/2020	1,350	1,335,385
Entergy Corp.	4.70%	1/15/2017	1,391	1,433,048
Entergy Corp.	5.125%	9/15/2020	2	2,156
Israel Electric Corp. Ltd. (Israel)†(c)	6.70%	2/10/2017	400	419,400
Jersey Central Power & Light Co.	7.35%	2/1/2019	300	337,756
Metropolitan Edison Co.	7.70%	1/15/2019	300	344,008
NextEra Energy Capital Holdings, Inc.	2.056%	9/1/2017	850	852,867
NRG Energy, Inc.	8.25%	9/1/2020	1,120	1,159,200
Origin Energy Finance Ltd. (Australia)†(c)	3.50%	10/9/2018	1,100	1,078,912

See Notes to Financial Statements.	157

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Pennsylvania Electric Co.	6.05%	9/1/2017	$100	$107,150
Pepco Holdings, Inc.	6.125%	6/1/2017	200	208,840
PG&E Corp.	2.40%	3/1/2019	25	25,082
PPL UK Distribution Holdings Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	7.25%	12/15/2017	525	563,460
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	3.90%	5/1/2016	1,728	1,745,152
Progress Energy, Inc.	7.05%	3/15/2019	100	114,326
Public Service Co. of New Mexico	7.95%	5/15/2018	635	714,505
TECO Finance, Inc.	6.572%	11/1/2017	102	110,635
Total				12,723,259

Electrical Equipment 0.33%
KLA-Tencor Corp.	2.375%	11/1/2017	1,248	1,250,680
KLA-Tencor Corp.	3.375%	11/1/2019	1,100	1,114,192
Total				2,364,872

Electronics 0.27%
Jabil Circuit, Inc.	7.75%	7/15/2016	791	817,696
Jabil Circuit, Inc.	8.25%	3/15/2018	525	587,344
Kemet Corp.	10.50%	5/1/2018	581	522,900
Total				1,927,940

Engineering & Contracting Services 0.08%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	675	567,000

Entertainment 1.00%
CCM Merger, Inc.†	9.125%	5/1/2019	1,050	1,107,750
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	422	424,110
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	1,375	1,339,766
Peninsula Gaming LLC/Peninsula Gaming Corp.†	8.375%	2/15/2018	200	206,500
Pinnacle Entertainment, Inc.	7.50%	4/15/2021	827	875,586
Pinnacle Entertainment, Inc.	8.75%	5/15/2020	673	704,967
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	552	579,600
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	495	507,375
Seminole Tribe of Florida, Inc.†	7.804%	10/1/2020	345	363,975
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	700	738,500
WMG Holdings Corp.†	13.75%	10/1/2019	100	105,625
WMG Holdings Corp.	13.75%	10/1/2019	250	264,063
Total				7,217,817

158	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Financial Services 4.29%
Air Lease Corp.	4.50%		1/15/2016	$2,150	$2,159,417
Air Lease Corp.	5.625%		4/1/2017	3,890	4,065,050
Alliance Data Systems Corp.†	6.375%		4/1/2020	300	309,000
Countrywide Financial Corp.	6.25%		5/15/2016	2,400	2,452,836
Denali Borrower LLC/Denali Finance Corp.†	5.625%		10/15/2020	4,542	4,826,238
Discover Financial Services	6.45%		6/12/2017	291	310,084
Intercontinental Exchange, Inc.	2.75%		12/1/2020	450	451,685
International Lease Finance Corp.	5.875%		4/1/2019	115	122,475
International Lease Finance Corp.	6.25%		5/15/2019	500	538,825
International Lease Finance Corp.†	7.125%		9/1/2018	1,565	1,721,500
Jefferies Group LLC	5.125%		4/13/2018	504	529,058
Jefferies Group LLC	5.50%		3/15/2016	325	329,013
Jefferies Group LLC	6.875%		4/15/2021	321	362,733
Jefferies Group LLC	8.50%		7/15/2019	2,747	3,227,535
Lazard Group LLC	4.25%		11/14/2020	334	349,046
Lazard Group LLC	6.85%		6/15/2017	179	190,989
Macquarie Group Ltd. (Australia)†(c)	6.00%		1/14/2020	1,723	1,901,351
Macquarie Group Ltd. (Australia)†(c)	7.625%		8/13/2019	116	134,373
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%		5/1/2019	1,200	1,245,000
Navient Corp.	4.875%		6/17/2019	933	874,688
Navient Corp.	5.50%		1/15/2019	849	818,861
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%		3/15/2022	1,450	1,516,772
Raymond James Financial, Inc.	8.60%		8/15/2019	500	601,354
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%		9/1/2018	816	864,960
SteelRiver Transmission Co. LLC†	4.71%		6/30/2017	553	568,232
Utility Contract Funding LLC†	7.944%		10/1/2016	435	448,928
Total					30,920,003

Food 1.21%
Bumble Bee Holdco SCA PIK (Luxembourg)†(c)	9.625%		3/15/2018	925	938,875
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. (Greece)†(c)	9.875%		2/1/2020	700	731,938
JBS USA LLC/JBS USA Finance, Inc. †	7.25%		6/1/2021	1,556	1,626,020
Minerva Luxembourg SA (Luxembourg)†(c)	12.25%		2/10/2022	200	217,000
Mondelez International, Inc.	0.849%	#	2/1/2019	25	24,437
Tesco plc (United Kingdom)†(c)	5.50%		11/15/2017	2,550	2,679,040
US Foods, Inc.	8.50%		6/30/2019	1,769	1,841,971
Want Want China Finance Ltd. (China)†(c)	1.875%		5/14/2018	700	688,563
Total					8,747,844

See Notes to Financial Statements.	159

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Care Products 0.81%
Becton, Dickinson & Co.	6.375%	8/1/2019	$925	$1,048,605
Boston Scientific Corp.	2.65%	10/1/2018	23	23,195
Boston Scientific Corp.	2.85%	5/15/2020	400	398,940
Boston Scientific Corp.	6.00%	1/15/2020	1,000	1,117,073
Immucor, Inc.	11.125%	8/15/2019	876	884,760
Kinetic Concepts, Inc./KCI USA, Inc.	12.50%	11/1/2019	1,053	1,021,410
Life Technologies Corp.	6.00%	3/1/2020	1,175	1,321,181
Total				5,815,164

Health Care Services 0.61%
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	1,450	1,475,375
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019	1,300	1,228,500
Tenet Healthcare Corp.	8.00%	8/1/2020	1,550	1,581,000
Universal Health Services, Inc.†	3.75%	8/1/2019	141	144,349
Total				4,429,224

Household Equipment/Products 0.07%
Central Garden & Pet Co.	8.25%	3/1/2018	486	496,704

Insurance 0.95%
American Equity Investment Life Holding Co.	6.625%	7/15/2021	876	925,450
CNO Financial Group, Inc.	4.50%	5/30/2020	258	263,805
Fidelity National Financial, Inc.	6.60%	5/15/2017	863	915,182
Kemper Corp.	6.00%	5/15/2017	500	523,690
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	947	955,440
Torchmark Corp.	6.375%	6/15/2016	625	642,030
Willis Group Holdings plc (United Kingdom)(c)	4.125%	3/15/2016	875	881,047
Willis North America, Inc.	6.20%	3/28/2017	1,625	1,702,278
Total				6,808,922

Leasing 0.62%
Aviation Capital Group Corp.†	2.875%	9/17/2018	1,000	991,250
Aviation Capital Group Corp.†	3.875%	9/27/2016	500	506,475
Aviation Capital Group Corp.†	4.625%	1/31/2018	2,000	2,057,500
Aviation Capital Group Corp.†	7.125%	10/15/2020	341	393,429
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.875%	7/17/2018	50	50,479
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.20%	7/15/2020	502	501,024
Total				4,500,157

Lodging 0.08%
Hyatt Hotels Corp.†	6.875%	8/15/2019	50	57,072

160	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Lodging (continued)
Starwood Hotels & Resorts Worldwide, Inc.	6.75%		5/15/2018	$200	$220,700
Studio City Finance Ltd. (Hong Kong)†(c)	8.50%		12/1/2020	279	278,302
Total					556,074

Machinery: Agricultural 0.70%
Imperial Tobacco Finance plc (United Kingdom)†(c)	2.95%		7/21/2020	1,000	1,002,985
Reynolds American, Inc.†	3.50%		8/4/2016	100	101,564
Reynolds American, Inc.†	6.875%		5/1/2020	117	136,498
Reynolds American, Inc.	7.75%		6/1/2018	525	594,988
Reynolds American, Inc.†	8.125%		6/23/2019	2,538	2,994,157
Southern States Cooperative, Inc.†	10.00%		8/15/2021	263	231,440
Total					5,061,632

Machinery: Industrial/Specialty 0.06%
Stanley Black & Decker, Inc.	2.451%		11/17/2018	400	401,882

Manufacturing 0.01%
Ingersoll-Rand Global Holding Co., Ltd.	2.875%		1/15/2019	71	72,192

Media 1.59%
Altice Financing SA (Luxembourg)†(c)	7.875%		12/15/2019	1,500	1,565,625
Block Communications, Inc.†	7.25%		2/1/2020	650	656,500
CCO Holdings LLC/CCO Holdings Capital Corp.	6.50%		4/30/2021	2,309	2,419,151
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%		1/15/2019	384	393,120
Cox Communications, Inc.†	5.875%		12/1/2016	451	469,661
Cox Communications, Inc.†	6.25%		6/1/2018	106	114,486
Cox Communications, Inc.†	9.375%		1/15/2019	1,060	1,240,202
Harron Communications LP/Harron Finance Corp.†	9.125%		4/1/2020	400	425,000
Neptune Finco Corp.†	10.125%		1/15/2023	946	990,935
Sirius XM Radio, Inc.†	5.25%		8/15/2022	150	158,437
Time Warner Cable, Inc.	8.25%		4/1/2019	422	488,878
Time Warner Cable, Inc.	8.75%		2/14/2019	465	543,869
Univision Communications, Inc.†	8.50%		5/15/2021	947	988,431
Viacom, Inc.	2.75%		12/15/2019	300	297,918
Viacom, Inc.	6.125%		10/5/2017	45	48,189
WideOpenWest Finance LLC/WideOpenWest Capital Corp.	10.25%		7/15/2019	709	681,526
Total					11,481,928

Metals & Minerals: Miscellaneous 0.93%
Anglo American Capital plc (United Kingdom)†(c)	1.271%	#	4/15/2016	250	249,004

See Notes to Financial Statements.	161

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Metals & Minerals: Miscellaneous (continued)
Glencore Finance Canada Ltd. (Canada)†(c)	5.80%		11/15/2016	$337	$332,863
Glencore Finance Canada Ltd. (Canada)†(c)	3.60%		1/15/2017	1,048	1,008,431
Glencore Finance Canada Ltd. (Canada)†(c)	2.70%		10/25/2017	126	115,720
Glencore Funding LLC†	1.567%	#	5/27/2016	1,050	1,025,602
Glencore Funding LLC†	1.70%		5/27/2016	500	490,000
Kinross Gold Corp. (Canada)(c)	3.625%		9/1/2016	2,500	2,491,007
New Gold, Inc. (Canada)†(c)	7.00%		4/15/2020	1,038	969,232
Total					6,681,859

Natural Gas 0.02%
Southern Star Central Gas Pipeline, Inc.†	6.00%		6/1/2016	110	111,397

Oil 3.49%
Afren plc (United Kingdom)†(a)(c)	6.625%		12/9/2020	195	4,879
Afren plc (United Kingdom)†(a)(c)	10.25%		4/8/2019	195	4,879
Afren plc (United Kingdom)†(a)(c)	11.50%		2/1/2016	390	9,758
Anadarko Petroleum Corp.	5.95%		9/15/2016	1,278	1,321,594
Anadarko Petroleum Corp.	6.375%		9/15/2017	43	46,036
Anadarko Petroleum Corp.	8.70%		3/15/2019	110	128,879
Antero Resources Corp.	6.00%		12/1/2020	700	675,500
Bill Barrett Corp.	7.00%		10/15/2022	20	14,250
Bill Barrett Corp.	7.625%		10/1/2019	185	143,375
Canadian Natural Resources Ltd. (Canada)(c)	5.70%		5/15/2017	258	270,700
Canadian Oil Sands Ltd. (Canada)†(c)	7.75%		5/15/2019	724	797,631
Carrizo Oil & Gas, Inc.	7.50%		9/15/2020	469	461,965
Chaparral Energy, Inc.	8.25%		9/1/2021	528	129,360
Chaparral Energy, Inc.	9.875%		10/1/2020	780	214,500
Chesapeake Energy Corp.	6.50%		8/15/2017	152	106,780
Cimarex Energy Co.	5.875%		5/1/2022	208	219,015
Clayton Williams Energy, Inc.	7.75%		4/1/2019	101	94,940
CNOOC Finance 2013 Ltd. (Hong Kong)(c)	1.75%		5/9/2018	300	296,198
CNPC General Capital Ltd. (China)†(c)	1.45%		4/16/2016	400	400,157
CNPC General Capital Ltd. (China)†(c)	2.75%		4/19/2017	200	202,560
Concho Resources, Inc.	6.50%		1/15/2022	350	358,750
Concho Resources, Inc.	7.00%		1/15/2021	180	186,300
Continental Resources, Inc.	7.125%		4/1/2021	2,483	2,586,382
Continental Resources, Inc.	7.375%		10/1/2020	2,634	2,704,789
Denbury Resources, Inc.	5.50%		5/1/2022	578	361,250
Devon Energy Corp.	6.30%		1/15/2019	303	334,664

162	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil (continued)
Harvest Operations Corp. (Canada)†(c)	2.125%		5/14/2018	$200	$199,894
Hess Corp.	1.30%		6/15/2017	50	49,347
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%		4/15/2021	625	640,625
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%		12/1/2020	325	151,125
MEG Energy Corp. (Canada)†(c)	6.50%		3/15/2021	500	432,500
Noble Energy, Inc.	5.625%		5/1/2021	1,197	1,210,360
Noble Energy, Inc.	5.875%		6/1/2022	1,300	1,306,376
OGX Austria GmbH (Austria)†(a)(c)	8.50%		6/1/2018	225	25
Petrobras Global Finance BV (Netherlands)(c)	2.694%	#	3/17/2017	668	629,590
Petroleos de Venezuela SA (Venezuela)(c)	5.25%		4/12/2017	100	57,500
Petroleos Mexicanos (Mexico)(c)	2.335%	#	7/18/2018	800	800,800
Pioneer Natural Resources Co.	6.65%		3/15/2017	72	75,554
Pioneer Natural Resources Co.	6.875%		5/1/2018	12	12,999
Range Resources Corp.	5.00%		8/15/2022	301	267,890
Range Resources Corp.	5.75%		6/1/2021	470	440,625
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(c)	5.832%		9/30/2016	215	220,302
Rowan Cos., Inc.	7.875%		8/1/2019	825	832,969
Seven Generations Energy Ltd. (Canada)†(c)	8.25%		5/15/2020	466	454,350
Sinopec Group Overseas Development 2013 Ltd.†	2.50%		10/17/2018	500	502,547
Sinopec Group Overseas Development 2014 Ltd.†	1.101%	#	4/10/2017	700	698,889
Sinopec Group Overseas Development 2015 Ltd.†	2.50%		4/28/2020	500	494,366
SM Energy Co.	6.50%		11/15/2021	33	32,258
Valero Energy Corp.	9.375%		3/15/2019	1,600	1,927,890
W&T Offshore, Inc.	8.50%		6/15/2019	351	148,298
Whiting Canadian Holding Co. ULC	8.125%		12/1/2019	1,334	1,392,703
Woodside Finance Ltd. (Australia)†(c)	8.75%		3/1/2019	100	115,856
Total					25,170,729

Oil: Crude Producers 3.68%
Buckeye Partners LP	4.875%		2/1/2021	250	250,598
Buckeye Partners LP	6.05%		1/15/2018	225	236,553
Columbia Pipeline Group, Inc.†	3.30%		6/1/2020	1,035	1,024,185
Copano Energy LLC/Copano Energy Finance Corp.	7.125%		4/1/2021	3,055	3,140,158
DCP Midstream LLC†	9.75%		3/15/2019	875	937,986
Enbridge Energy Partners LP	5.20%		3/15/2020	300	311,612
Enbridge Energy Partners LP	9.875%		3/1/2019	125	144,979
Energy Transfer Partners LP	9.00%		4/15/2019	2,327	2,696,674
Energy Transfer Partners LP	9.70%		3/15/2019	1,773	2,064,252

See Notes to Financial Statements.	163

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Crude Producers (continued)
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%	6/1/2022	$1,931	$2,094,237
Enterprise Products Operating LLC	6.30%	9/15/2017	84	90,295
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	125	143,096
Hiland Partners LP/Hiland Partners Finance Corp.†	5.50%	5/15/2022	366	359,366
Hiland Partners LP/Hiland Partners Finance Corp.†	7.25%	10/1/2020	3,500	3,609,375
Kinder Morgan Energy Partners LP	6.50%	4/1/2020	337	357,348
Kinder Morgan Finance Co. LLC	5.70%	1/5/2016	400	401,491
Kinder Morgan, Inc.	7.00%	6/15/2017	376	392,145
Kinder Morgan, Inc.	7.25%	6/1/2018	300	325,235
Magellan Midstream Partners LP	5.65%	10/15/2016	175	180,843
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	947	916,223
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	500	552,440
Plains All American Pipeline LP/PAA Finance Corp.	8.75%	5/1/2019	40	46,856
Regency Energy Partners LP/Regency Energy Finance Corp.	6.50%	7/15/2021	1,275	1,319,625
Sabine Pass LNG LP	6.50%	11/1/2020	761	761,000
Sabine Pass LNG LP	7.50%	11/30/2016	200	205,000
Spectra Energy Partners LP	2.95%	6/15/2016	185	186,325
Sunoco Logistics Partners Operations LP	6.125%	5/15/2016	400	407,429
Williams Partners LP/ACMP Finance Corp.	4.875%	5/15/2023	883	778,131
Williams Partners LP/ACMP Finance Corp.	6.125%	7/15/2022	2,555	2,551,988
Total				26,485,445

Oil: Integrated Domestic 0.39%
Cameron International Corp.	1.15%	12/15/2016	90	89,698
Cameron International Corp.	1.40%	6/15/2017	40	39,670
Weatherford International Ltd.	9.625%	3/1/2019	2,675	2,711,781
Total				2,841,149

Paper & Forest Products 0.08%
Georgia-Pacific LLC†	5.40%	11/1/2020	25	27,712
Mercer International, Inc. (Canada)(c)	7.00%	12/1/2019	500	516,250
Total				543,962

Real Estate Investment Trusts 1.99%
American Tower Corp.	2.80%	6/1/2020	1,000	995,933
American Tower Corp.	7.25%	5/15/2019	2,687	3,068,232
DDR Corp.	7.50%	7/15/2018	481	543,095

164	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Real Estate Investment Trusts (continued)
DDR Corp.	7.50%	4/1/2017	$300	$321,584
DDR Corp.	9.625%	3/15/2016	130	132,998
Digital Delta Holdings LLC†	3.40%	10/1/2020	210	211,081
Digital Realty Trust LP	5.875%	2/1/2020	1,794	1,980,834
EPR Properties	7.75%	7/15/2020	1,100	1,287,467
HCP, Inc.	3.75%	2/1/2019	51	53,032
HCP, Inc.	6.30%	9/15/2016	128	132,644
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	200	222,062
Hospitality Properties Trust	6.30%	6/15/2016	500	501,963
Kilroy Realty LP	4.80%	7/15/2018	494	520,391
Reckson Operating Partnership LP	6.00%	3/31/2016	250	253,334
Regency Centers LP	5.875%	6/15/2017	19	20,118
Senior Housing Properties Trust	3.25%	5/1/2019	794	793,881
Senior Housing Properties Trust	6.75%	4/15/2020	450	501,228
SL Green Realty Corp.	7.75%	3/15/2020	600	706,252
Ventas Realty LP	1.55%	9/26/2016	150	150,508
Vereit Operating Partnership LP	2.00%	2/6/2017	500	495,000
Vereit Operating Partnership LP	3.00%	2/6/2019	1,415	1,370,781
Weyerhaeuser Co.	7.375%	10/1/2019	68	78,915
Total				14,341,333

Retail 1.21%
Checkers Drive-In Restaurants, Inc.†	11.00%	12/1/2017	75	78,945
Chinos Intermediate Holdings A, Inc. PIK†	7.75%	5/1/2019	1,538	397,148
Darden Restaurants, Inc.	6.45%	10/15/2017	2,849	3,127,495
DBP Holding Corp.†	7.75%	10/15/2020	335	194,300
Dollar General Corp.	4.125%	7/15/2017	321	331,434
Neiman Marcus Group Ltd. LLC PIK†	8.75%	10/15/2021	550	492,250
Petco Animal Supplies, Inc.†	9.25%	12/1/2018	100	102,875
PETCO Holdings, Inc. PIK†	8.50%	10/15/2017	1,398	1,427,707
QVC, Inc.	3.125%	4/1/2019	147	145,147
Rite Aid Corp.	9.25%	3/15/2020	98	104,860
Sally Holdings LLC/Sally Capital, Inc.	6.875%	11/15/2019	700	725,778
Serta Simmons Bedding LLC†	8.125%	10/1/2020	1,002	1,049,595
Yum! Brands, Inc.	6.25%	4/15/2016	500	508,328
Total				8,685,862

Retail: Specialty 0.11%
Avon Products, Inc.	6.35%	3/15/2020	1,022	758,937

See Notes to Financial Statements.	165

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Steel 0.26%
Allegheny Technologies, Inc.	9.375%		6/1/2019	$1,668	$1,670,085
Vale Overseas Ltd. (Brazil)(c)	6.25%		1/11/2016	200	200,250
Total					1,870,335

Technology 0.48%
Alibaba Group Holding Ltd. (China)(c)	1.625%		11/28/2017	1,000	992,922
Baidu, Inc. (China)(c)	2.25%		11/28/2017	200	200,216
Baidu, Inc. (China)(c)	2.75%		6/9/2019	200	199,873
Baidu, Inc. (China)(c)	3.25%		8/6/2018	500	509,639
Expedia, Inc.	7.456%		8/15/2018	1,396	1,572,969
Total					3,475,619

Telecommunications 1.45%
America Movil SAB de CV (Mexico)(c)	1.336%	#	9/12/2016	600	600,091
AT&T, Inc.	2.45%		6/30/2020	1,875	1,858,931
AT&T, Inc.	5.50%		2/1/2018	375	405,493
Embarq Corp.	7.082%		6/1/2016	175	179,820
Frontier Communications Corp.	8.50%		4/15/2020	1,435	1,440,381
Frontier Communications Corp.†	8.875%		9/15/2020	1,492	1,499,460
Intelsat Jackson Holdings SA (Luxembourg)(c)	7.25%		4/1/2019	1,328	1,166,150
Level 3 Financing, Inc.	8.625%		7/15/2020	266	280,298
Sable International Finance Ltd.†	8.75%		2/1/2020	750	793,125
T-Mobile USA, Inc.	6.464%		4/28/2019	1,555	1,601,650
T-Mobile USA, Inc.	6.625%		11/15/2020	609	628,792
Total					10,454,191

Transportation: Miscellaneous 0.15%
Con-way, Inc.	7.25%		1/15/2018	162	163,695
Kazakhstan Temir Zholy Finance BV (Netherlands)(c)	7.00%		5/11/2016	300	305,550
Ryder System, Inc.	5.85%		11/1/2016	175	182,362
Transnet SOC Ltd. (South Africa)†(c)	4.50%		2/10/2016	400	402,019
Total					1,053,626
Total Corporate Bonds (cost $312,262,111)					304,826,889

FLOATING RATE LOANS(e) 4.99%

Biotechnology Research & Production 0.04%
Amgen, Inc. Term Loan	1.327%		9/18/2018	264	263,692

166	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Business Services 0.14%
Hertz Corp. (The) Letter of Credit Term Loan	1.00%		3/11/2018	$913	$895,881
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%		6/9/2021	125	113,711
Total					1,009,592

Computer Software 0.36%
Activision Blizzard, Inc. Term Loan	3.25%		10/12/2020	2,124	2,129,490
First Data Corp. 2018 New Dollar Term Loan	3.918%		3/23/2018	500	495,500
Total					2,624,990

Containers 0.07%
Owens Illinois, Inc. Term Loan B	3.50%		9/1/2022	507	507,680

Drugs 0.16%
Express Scripts Holding Co. 2 Year Term Loan	1.357%		4/28/2017	400	399,252
Express Scripts Holding Co. 5 Year Term Loan	1.482%		4/28/2020	741	737,848
Total					1,137,100

Electric: Power 0.24%
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%		8/21/2020	636	604,200
Moxie Patriot LLC Advanced Construction Term Loan B1	6.75%		12/19/2020	356	338,200
Panda Sherman Power LLC Advance Construction Term Loan	9.00%		9/14/2018	197	179,531
Texas Competitive Electric Holdings Co. LLC DIP 2014 Delayed Draw Term Loan	3.75%		11/7/2016	583	582,271
Total					1,704,202

Electrical Equipment 0.46%
Avago Technologies Cayman Ltd. Term Loan	3.75%		5/6/2021	1,624	1,623,842
Avago Technologies Term Loan B	–	(f)	5/6/2021	1,250	1,238,675
Sensata Technologies B.V. 6th Amendment Term Loan (Netherlands)(c)	3.00%		10/14/2021	495	492,362
Total					3,354,879

Entertainment 0.22%
Kasima LLC Term Loan	3.25%		5/17/2021	1,566	1,560,988

Financial Services 0.54%
Delos Finance S.A.R.L. Term Loan (Luxembourg)(c)	3.50%		3/6/2021	2,583	2,576,814
Synchrony Financial Term Loan	2.092%		8/5/2019	1,287	1,283,457
Total					3,860,271

See Notes to Financial Statements.	167

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Food/Beverage 0.15%
Aramark Corp. Term Loan E	3.25%	9/7/2019	$1,077	$1,074,299

Government 0.21%
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	1,536	1,532,950

Health Care 0.01%
Warner Chilcott Corp. 3 Year Term Loan	1.732%	10/1/2016	104	103,319

Health Care Products 0.53%
Fresenius US Finance I, Inc. Tranche B Term Loan (Germany)(c)	2.326%	8/7/2019	2,188	2,191,830
Mallinckrodt International Finance SA Initial Term Loan B (Luxembourg)(c)	3.25%	3/19/2021	1,725	1,661,356
Total				3,853,186

Health Care Services 0.23%
Fresenius Medical Care AG & Co. KGaA Tranche A Term Loan	1.697%	10/30/2017	1,216	1,215,119
Laboratory Corporation of America Holdings Term Loan	1.482%	12/19/2019	426	425,863
Total				1,640,982

Household Equipment/Products 0.12%
Dell International LLC Term Loan B2	4.00%	4/29/2020	846	842,578
Lodging 0.48%
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	3,403	3,352,016
ROC Finance LLC Funded Term Loan B	5.00%	6/20/2019	98	92,672
Total				3,444,688

Media 0.53%
AMC Networks, Inc. Term Loan A	1.695%	12/16/2019	3,110	3,075,346
Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020	789	778,836
Total				3,854,182

Miscellaneous 0.21%
Harris Corp. 3 Year Tranche Term Loan	1.74%	5/29/2018	446	446,154
Harris Corp. 5 Year Tranche Term Loan	1.74%	5/29/2020	1,093	1,092,500
Total				1,538,654

Oil 0.02%
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020	425	130,156

168	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)			Fair Value
Retail 0.12%
Rite Aid Corp. 2nd Lien Tranche 2 Term Loan	4.875%		6/21/2021		$370		$371,040
Staples, Inc. Initial Term Loan	–	(f)	4/23/2021		500		494,652
Total							865,692

Telecommunications 0.15%
AT&T, Inc. Tranche A Term Loan	1.329%		3/2/2018		250		249,844
DigitalGlobe, Inc. Term Loan	3.75%		1/31/2020		819		800,281
Total							1,050,125
Total Floating Rate Loans (cost $36,479,633)							35,954,205

FOREIGN BONDS(b) 0.05%

France 0.02%
SMCP SAS†	8.875%		6/15/2020	EUR	131		148,801

United Kingdom 0.03%
R&R Ice Cream plc PIK†	9.25%		5/15/2018	EUR	200		215,677
Total Foreign Bonds (cost $427,836)							364,478

FOREIGN GOVERNMENT OBLIGATIONS(c) 0.21%

Argentina 0.04%
City of Buenos Aires†	9.95%		3/1/2017		$200		207,750
Provincia de Neuquen†	7.875%		4/26/2021		101		101,003
Total							308,753

Brazil 0.09%
Federal Republic of Brazil	8.00%		1/15/2018		611		643,194

Dominican Republic 0.01%
Dominican Republic†	9.04%		1/23/2018		66		69,842

Gabon 0.00%
Republic of Gabon†	6.375%		12/12/2024		–	(g)	772

Indonesia 0.03%
Perusahaan Penerbit SBSN†	4.00%		11/21/2018		200		209,600

Mongolia 0.03%
Republic of Mongolia†	4.125%		1/5/2018		200		185,000

Peru 0.01%
Republic of Peru	8.375%		5/3/2016		100		103,129
Total Foreign Government Obligations (cost $1,533,938)							1,520,290

See Notes to Financial Statements.	169

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 2.28%
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.69%	#	10/25/2030	$2,940	$3,083,822
Federal Home Loan Mortgage Corp. 2012-K705 C†	4.303%	#	9/25/2044	135	139,770
Federal Home Loan Mortgage Corp. 2012-K706 B†	4.167%	#	11/25/2044	300	313,321
Federal Home Loan Mortgage Corp. 2012-K707 B†	4.019%	#	1/25/2047	100	102,792
Federal Home Loan Mortgage Corp. 2012-K708 C†	3.886%	#	2/25/2045	500	508,925
Federal Home Loan Mortgage Corp. 2012-K709 B†	3.872%	#	4/25/2045	1,225	1,262,761
Federal Home Loan Mortgage Corp. 2012-K709 C†	3.872%	#	4/25/2045	1,693	1,736,443
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.95%	#	6/25/2047	200	207,510
Federal Home Loan Mortgage Corp. 2013-K712 B†	3.486%	#	5/25/2045	300	306,802
Government National Mortgage Assoc. 2013-162 A	2.75%		9/16/2046	137	137,272
Government National Mortgage Assoc. 2013-171 IO	1.025%	#	6/16/2054	8,582	685,808
Government National Mortgage Assoc. 2013-193 IO	1.088%	#	1/16/2055	3,574	286,107
Government National Mortgage Assoc. 2014-112 A	3.00%		1/16/2048	470	484,495
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	666	673,179
Government National Mortgage Assoc. 2014-15 IO	0.997%	#	8/16/2054	9,193	657,768
Government National Mortgage Assoc. 2014-64 IO	1.307%	#	12/16/2054	58,284	4,998,400
Government National Mortgage Assoc. 2014-70 A	2.50%		3/16/2049	42	41,878
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	316	317,417
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055	462	470,902
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $16,528,784)					16,415,372

170	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 3.92%
Federal Home Loan Mortgage Corp.	2.257%	#	2/1/2038	$523	$554,350
Federal Home Loan Mortgage Corp.	2.263%	#	6/1/2038	180	190,511
Federal Home Loan Mortgage Corp.	2.32%	#	4/1/2037	159	168,323
Federal Home Loan Mortgage Corp.	2.351%	#	5/1/2036	144	152,745
Federal Home Loan Mortgage Corp.	2.366%	#	10/1/2038	116	123,506
Federal Home Loan Mortgage Corp.	2.423%	#	12/1/2036	419	445,709
Federal Home Loan Mortgage Corp.	2.455%	#	6/1/2038	122	129,286
Federal Home Loan Mortgage Corp.	2.547%	#	2/1/2037	332	353,966
Federal Home Loan Mortgage Corp.	2.58%	#	9/1/2036	370	394,587
Federal Home Loan Mortgage Corp.	3.077%	#	10/1/2043	2,421	2,498,698
Federal Home Loan Mortgage Corp.	3.13%	#	11/1/2043	2,906	3,008,312
Federal National Mortgage Assoc.	2.034%	#	6/1/2038	736	776,258
Federal National Mortgage Assoc.	2.227%	#	3/1/2039	274	288,496
Federal National Mortgage Assoc.	2.254%	#	10/1/2035	606	640,878
Federal National Mortgage Assoc.	2.297%	#	8/1/2037	32	33,478
Federal National Mortgage Assoc.	2.352%	#	8/1/2038	152	160,874
Federal National Mortgage Assoc.	2.383%	#	9/1/2038	284	300,579
Federal National Mortgage Assoc.	2.40%	#	1/1/2038	405	430,572
Federal National Mortgage Assoc.	2.46%	#	3/1/2038	146	155,764
Federal National Mortgage Assoc.	2.534%	#	12/1/2038	170	181,572
Federal National Mortgage Assoc.	2.58%		11/1/2018	491	505,970
Federal National Mortgage Assoc.	2.721%		12/1/2045	511	521,777
Federal National Mortgage Assoc.	2.735%		12/1/2045	1,800	1,840,781
Federal National Mortgage Assoc.	2.844%	#	10/1/2045	556	573,318
Federal National Mortgage Assoc.	2.897%	#	6/1/2042	3,441	3,540,192
Federal National Mortgage Assoc.	2.936%	#	5/1/2042	4,042	4,164,636
Federal National Mortgage Assoc.	3.148%	#	3/1/2042	4,019	4,236,390
Federal National Mortgage Assoc.	3.372%	#	12/1/2040	382	402,910
Federal National Mortgage Assoc.	3.422%	#	12/1/2040	725	767,043
Federal National Mortgage Assoc.	3.464%	#	10/1/2040	248	262,314
Federal National Mortgage Assoc.	3.972%	#	4/1/2040	364	386,773
Total Government Sponsored Enterprises Pass-Throughs (cost $28,236,954)					28,190,568

MUNICIPAL BONDS 0.34%

Miscellaneous
IL State GO	2.77%		4/1/2018	350	346,881
IL State GO	4.35%		6/1/2018	100	102,009

See Notes to Financial Statements.	171

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Miscellaneous (continued)
IL State GO	4.833%		2/1/2017	$100	$102,428
IL State GO	5.365%		3/1/2017	100	103,384
IL State GO	5.665%		3/1/2018	150	158,004
New Jersey Econ Dev Auth	2.421%		6/15/2018	500	499,180
New Jersey Econ Dev Auth (AGM)	Zero Coupon		2/15/2019	100	90,198
New Jersey Transp Tr Fnd Auth	1.087%		12/15/2016	500	498,605
New Jersey Transp Tr Fnd Auth	5.00%		12/15/2018	300	319,602
NYC IDA–American Airlines AMT	2.00%	#	8/1/2028	200	200,378
Total Municipal Bonds (cost $2,428,242)					2,420,669

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 24.35%
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	895	930,535
Aventura Mall Trust 2013-AVM A†	3.743%	#	12/5/2032	1,200	1,268,830
BAMLL Commercial Mortgage Securities Trust 2014-IP B†	2.808%	#	6/15/2028	350	355,198
BAMLL Commercial Mortgage Securities Trust 2014-IP C†	2.808%	#	6/15/2028	620	623,866
BAMLL-DB Trust 2012-OSI A1†	2.343%		4/13/2029	367	369,050
BAMLL-DB Trust 2012-OSI A2FX†	3.352%		4/13/2029	527	536,618
Banc of America Commercial Mortgage Trust 2006-6 AM	5.39%		10/10/2045	2,500	2,575,297
Banc of America Commercial Mortgage Trust 2007-2 AM	5.797%	#	4/10/2049	2,500	2,612,296
Banc of America Commercial Mortgage Trust 2007-3 AM	5.73%	#	6/10/2049	500	524,330
Banc of America Commercial Mortgage Trust 2007-3 AMF	5.317%		6/10/2049	700	731,204
Banc of America Re-REMIC Trust 2009-UB1 A4B†	5.665%	#	6/24/2050	1,000	1,045,300
Banc of America Re-REMIC Trust 2010-RC30 A5B†	5.334%		12/16/2043	379	389,337
Banc of America Re-REMIC Trust 2010-UB3 A4B3†	6.146%	#	2/15/2051	230	239,645
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	250	248,442
BBCMS Trust 2015-STP XB IO†	0.286%	#	9/10/2028	88,000	868,102
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	530	517,194
BBCMS Trust 2015-VFM X IO†	0.62%	#	3/12/2036	95,084	2,868,219
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E†	5.406%		11/11/2041	595	643,672

172	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F†	5.883%	#	11/11/2041	$595	$644,403
Bear Stearns Commercial Mortgage Securities Trust 2007-PW16 AM	5.912%	#	6/11/2040	2,000	2,106,785
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17 AM	5.915%	#	6/11/2050	2,000	2,117,526
Bear Stearns Deutsche Bank Trust 2005-AFR1 A2†	5.008%		9/15/2027	161	174,764
BWAY Mortgage Trust 2013-1515 XB IO†	0.403%	#	3/10/2033	47,800	1,648,622
CFCRE Commercial Mortgage Trust 2011-C1 A2†	3.759%		4/15/2044	936	940,382
CFCRE Commercial Mortgage Trust 2011-C2 AJ†	5.76%	#	12/15/2047	204	235,089
CG-CCRE Commercial Mortgage Trust 2014-FL1 A†	1.147%	#	6/15/2031	475	473,347
CG-CCRE Commercial Mortgage Trust 2014-FL1 XCP IO†	1.458%	#	6/15/2031	2,658	11,655
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	488	494,995
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	366	371,409
CGBAM Commercial Mortgage Trust 2015-SMRT F†	3.912%	#	4/10/2028	170	163,440
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.898%	#	12/10/2049	4,000	4,151,054
Citigroup Commercial Mortgage Trust 2010-RR2 CA3B†	5.311%		12/19/2039	160	163,498
Citigroup Commercial Mortgage Trust 2013-GC11 A2	1.987%		4/10/2046	316	317,008
Citigroup Commercial Mortgage Trust 2013-SMP C†	2.738%		1/12/2030	3,850	3,881,635
Citigroup Commercial Mortgage Trust 2013-SMP D†	3.008%	#	1/12/2030	500	501,828
Citigroup Commercial Mortgage Trust 2014-388G B†	1.247%	#	6/15/2033	452	447,889
Citigroup Commercial Mortgage Trust 2014-388G C†	1.597%	#	6/15/2033	250	246,165
Citigroup Commercial Mortgage Trust 2014-388G XCP IO†	0.643%		6/15/2033	20,000	30,000
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.319%	#	7/10/2047	3,452	66,130
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.602%	#	6/10/2048	6,191	201,870

See Notes to Financial Statements.	173

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust 2013-2 2A1†	0.307%	#	10/25/2036	$466	$451,950
Citigroup Mortgage Loan Trust 2013-2 5A1†	0.337%	#	7/25/2036	510	484,814
Citigroup Mortgage Loan Trust 2013-3 1A1†	0.818%	#	7/25/2036	632	601,168
COBALT CMBS Commercial Mortgage Trust 2007-C2 AM†	5.461%		4/15/2047	220	230,020
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%		4/15/2047	2,040	2,135,939
Commercial Mortgage Pass-Through Certificates 2004-LB2A G†	5.54%		3/10/2039	750	823,230
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	6.175%	#	7/10/2046	100	113,104
Commercial Mortgage Pass-Through Certificates 2012-9W57 X IO†	1.525%	#	2/10/2029	12,000	163,420
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	2.091%	#	10/15/2045	5,732	507,742
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	738	731,891
Commercial Mortgage Pass-Through 2012-MVP A†	2.136%	#	11/17/2026	104	103,767
Commercial Mortgage Pass-Through Certificates 2012-MVP B†	1.797%	#	11/17/2026	1,519	1,510,691
Commercial Mortgage Pass-Through Certificates 2012-MVP C†	2.347%	#	11/17/2026	405	403,400
Commercial Mortgage Pass-Through Certificates 2012-MVP D†	3.197%	#	11/17/2026	1,300	1,304,257
Commercial Mortgage Pass-Through Certificates 2013-CR6 A2	2.122%		3/10/2046	56	56,308
Commercial Mortgage Pass-Through Certificates 2013-CR7 A2	2.022%		3/10/2046	500	503,056
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.645%	#	3/10/2046	11,303	782,867
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.825%	#	6/10/2046	19,418	597,619
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	1,640	1,669,485
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	535	520,211
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.455%	#	8/10/2047	3,610	255,517

174	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2014-FL4 C†	2.146%	#	7/13/2031	$935	$927,725
Commercial Mortgage Pass-Through Certificates 2014-KYO A†	1.097%	#	6/11/2027	1,115	1,109,605
Commercial Mortgage Pass-Through Certificates 2014-KYO B†	1.497%	#	6/11/2027	1,000	991,772
Commercial Mortgage Pass-Through Certificates 2014-KYO C†	1.847%	#	6/11/2027	600	593,752
Commercial Mortgage Pass-Through Certificates 2014-SAVA A†	1.347%	#	6/15/2034	355	353,843
Commercial Mortgage Pass-Through Certificates 2014-SAVA B†	1.947%	#	6/15/2034	621	618,934
Commercial Mortgage Pass-Through Certificates 2014-SAVA C†	2.597%	#	6/15/2034	621	618,283
Commercial Mortgage Pass-Through Certificates 2014-SAVA XCP IO†	3.386%	#	6/15/2034	11,208	206,980
Commercial Mortgage Pass-Through Certificates 2015-CR23 CMC†	3.807%	#	5/10/2048	2,000	1,990,090
Commercial Mortgage Trust 2006-GG7 AM	6.021%	#	7/10/2038	2,475	2,511,379
Credit Suisse Commercial Mortgage Trust 2008-C1 AM†	6.27%	#	2/15/2041	1,035	1,103,499
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA A†	5.384%		5/15/2023	100	105,117
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B2†	5.538%		5/15/2023	1,260	1,423,855
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-OMA B1†	5.466%		5/15/2023	537	592,193
Credit Suisse Mortgage Capital Certificates 2006-C4 AM	5.509%		9/15/2039	2,000	2,046,072
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	6.147%	#	9/15/2039	225	236,826
Credit Suisse Mortgage Capital Certificates X1CP IO†	1.686%		4/15/2027	3,250	22,344
Credit Suisse Mortgage Capital Certificates 2014-TIKI B†	1.546%	#	9/15/2038	232	230,044
Credit Suisse Mortgage Capital Certificates 2014-TIKI C†	1.996%	#	9/15/2038	653	647,278
Credit Suisse Mortgage Capital Certificates 2014-USA X1 IO†	0.697%	#	9/15/2037	40,000	1,809,400

See Notes to Financial Statements.	175

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2015-DEAL A†	1.517%	#	4/15/2029	$225	$225,077
Credit Suisse Mortgage Capital Certificates 2015-DEAL B†	2.047%	#	4/15/2029	683	680,207
Csail Commercial Mortgage Trust 2015-C2 XB IO†	0.145%	#	6/15/2057	82,732	384,704
DBUBS Mortgage Trust 2011-LC1A A1†	3.742%		11/10/2046	1,299	1,303,597
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	469	487,920
DBUBS Mortgage Trust 2011-LC2A B†	4.998%		7/10/2044	175	192,718
DBUBS Mortgage Trust 2011-LC2A D†	5.64%	#	7/10/2044	400	422,122
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	565	577,361
DBWF Mortgage Trust 2015-LCM XA IO†	0.537%	#	6/10/2034	1,130	26,771
Del Coronado Trust 2013 HDC A†	0.997%	#	3/15/2026	400	400,045
Del Coronado Trust 2013 HDC B†	1.497%	#	3/15/2026	1,000	1,000,478
Del Coronado Trust 2013 HDC C†	1.797%	#	3/15/2026	500	500,319
Del Coronado Trust 2013 HDC E†	2.847%	#	3/15/2026	500	500,773
EQTY Mortgage Trust 2014-INNS C†	1.795%	#	5/8/2031	100	98,446
Extended Stay America Trust 2013-ESH7 B7†	3.604%		12/5/2031	1,200	1,205,270
Extended Stay America Trust 2013-ESH7 C7†	3.902%		12/5/2031	1,762	1,770,104
Extended Stay America Trust 2013-ESH7 D7†	4.171%	#	12/5/2031	900	905,609
GRACE Mortgage Trust 2014-GRCE A†	3.369%		6/10/2028	830	861,136
Granite Master Issuer plc 2005-1 A4 (United Kingdom)(c)	0.407%	#	12/20/2054	201	200,749
Granite Master Issuer plc 2005-2 A6 (United Kingdom)(c)	0.467%	#	12/20/2054	228	228,520
Granite Master Issuer plc 2006-3 A7 (United Kingdom)(c)	0.407%	#	12/20/2054	332	331,862
Granite Master Issuer plc 2007-1 3A1 (United Kingdom)(c)	0.407%	#	12/20/2054	199	199,489
Great Wolf Trust 2015-WOLF A†	1.647%	#	5/15/2034	230	229,766
Great Wolf Trust 2015-WOLF C†	2.697%	#	5/15/2034	230	228,374
GS Mortgage Securities Corp. II 2012-GCJ9 XA IO	2.494%	#	11/10/2045	1,916	191,276
GS Mortgage Securities Corp. II 2013-KING B†	3.241%		12/10/2027	1,395	1,421,659
GS Mortgage Securities Corp. Trust 2012-SHOP A†	2.933%		6/5/2031	367	376,402
GS Mortgage Securities Corp. Trust 2012-SHOP B†	3.311%		6/5/2031	613	629,300
GS Mortgage Securities Corp. Trust 2012-SHOP C†	3.633%		6/5/2031	1,795	1,841,226
GS Mortgage Securities Corp. Trust 2012-SHOP D†	4.182%		6/5/2031	1,400	1,441,092

176	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2013-NYC5 D†	3.479%		1/10/2030	$221	$224,063
GS Mortgage Securities Trust 2006-GG8 AM	5.591%		11/10/2039	505	518,437
GS Mortgage Securities Trust 2009-RR1 MLB†	5.147%		12/14/2049	500	514,589
GS Mortgage Securities Trust 2010-C1 D†	6.222%	#	8/10/2043	100	107,330
GS Mortgage Securities Trust 2010-C2 A1†	3.849%		12/10/2043	165	170,092
GS Mortgage Securities Trust 2013-GC12 XA IO	1.876%	#	6/10/2046	24,911	1,979,067
H/2 Asset Funding 2014-1 Ltd.	2.101%	#	3/19/2037	900	901,820
H/2 Asset Funding 2015-1A-AFL	1.846%	#	6/24/2049	1,137	1,120,087
H/2 Asset Funding 2015-1A-AFX	3.353%	#	6/24/2049	568	566,966
H/2 Asset Funding 2015-1A-BFX	3.993%	#	6/24/2049	563	556,422
HILT Mortgage Trust 2014-ORL B†	1.397%	#	7/15/2029	100	99,121
HILT Mortgage Trust 2014-ORL C†	1.797%	#	7/15/2029	500	496,906
HILT Mortgage Trust 2014-ORL XCP IO†	1.104%		7/15/2029	1,000	1,411
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	1,828	1,818,212
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AM	5.466%		6/12/2047	414	427,760
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AMFX	5.40%		6/12/2047	265	275,076
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19 AM	5.883%	#	2/12/2049	775	804,977
JPMorgan Chase Commercial Mortgage Securities Trust 2010-CNTR C†	5.513%		8/5/2032	250	280,563
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.41%	#	12/15/2047	13,530	813,856
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.98%	#	7/15/2045	7,218	240,712
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.693%	#	4/15/2046	1,960	146,022
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH A†	1.097%	#	4/15/2027	115	114,874
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH B†	1.447%	#	4/15/2027	250	249,812
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	516	531,461
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.421%	#	4/15/2047	3,529	171,252
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.438%	#	4/15/2047	1,000	25,035

See Notes to Financial Statements.	177

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.231%	#	11/15/2047	$3,205	$192,571
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	4,203	4,341,609
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	2,035	2,106,748
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.931%	#	6/10/2027	1,323	1,341,525
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#	6/10/2027	2,906	41,570
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#	6/10/2027	1,292	3,592
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 D†	3.297%	#	12/15/2030	500	498,869
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN A†	1.117%	#	6/15/2029	1,494	1,485,263
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN C†	1.897%	#	6/15/2029	200	199,440
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN XCP IO†	0.09%		12/15/2015	25,000	1,053
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	1.101%	#	5/15/2048	2,990	147,005
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.704%	#	3/18/2051	1,395	1,498,596
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2010-RR1 JPB†	5.961%	#	6/18/2049	372	387,393
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B†	2.952%	#	11/14/2027	410	415,020
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD MRC†	2.952%	#	11/14/2027	329	334,861
LB-UBS Commercial Mortgage Trust 2006-C4 AM	6.036%	#	6/15/2038	3,000	3,065,147
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	6,000	6,164,034
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	3,443	3,566,153
LMREC, Inc. 2015-CRE1 B†	3.713%	#	2/22/2032	100	99,604
LSTAR Commercial Mortgage Trust 2014-2 XA IO†	1.033%	#	1/20/2041	3,105	85,951
LSTAR Commercial Mortgage Trust 2015-3 A2†	2.729%	#	4/20/2048	453	456,029
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	97	95,790

178	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	$82	$80,180
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 AM	5.204%		12/12/2049	788	812,466
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 A2	3.001%		10/15/2046	50	51,408
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.906%	#	7/15/2050	7,476	343,097
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.903%	#	4/12/2049	2,896	3,017,839
Morgan Stanley Capital I Trust 2007-IQ15 AM	6.114%	#	6/11/2049	2,267	2,389,406
Morgan Stanley Capital I Trust 2011-C2 A4†	4.661%		6/15/2044	1,265	1,389,731
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.788%	#	3/15/2045	20,691	1,692,183
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	430	427,834
Morgan Stanley Capital I Trust 2014-CPT A†	3.35%		7/13/2029	100	103,187
Morgan Stanley Capital I Trust 2014-CPT XA IO†	0.188%	#	7/13/2029	60,000	423,900
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B†	5.988%	#	8/12/2045	5,000	5,196,187
Morgan Stanley Re-REMIC Trust 2012-IO AXA†	1.00%		3/27/2051	671	662,626
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	2,700	2,684,666
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	309	309,014
NorthStar Real Estate CDO Ltd. 2013 -1A†	2.071%	#	8/25/2029	457	460,436
NorthStar Real Estate CDO Ltd. 2013 -1B†	5.221%	#	8/25/2029	1,750	1,777,475
PFP III Ltd. 2014-1 AS†	1.847%	#	6/14/2031	500	499,961
PFP III Ltd. 2014-1 B†	2.547%	#	6/14/2031	500	500,428
PFP III Ltd. 2014-1 C†	3.097%	#	6/14/2031	1,000	999,159
Prima Capital Ltd.	2.214%		5/24/2021	2,000	2,000,462
RAIT Trust 2014-FL2 B†	2.347%	#	5/13/2031	500	490,050
RBSCF Trust 2010-RR3 WBTB†	6.15%	#	2/16/2051	930	968,995
RBSSP Resecuritization Trust 2013-1 3A1†	0.307%	#	1/26/2037	17	16,496
RBSSP Resecuritization Trust 2013-3 1A1	0.357%	#	11/26/2036	594	572,759
RCMC LLC 2012-CRE1 A†	5.624%		11/15/2044	333	337,877
ReadyCap Commercial Mortgage Trust 2014-1A A	3.01%		10/8/2020	1,093	1,094,701
Resource Capital Corp. Ltd. 2014-CRE2 A†	1.249%	#	4/15/2032	366	363,994
Sequoia Mortgage Trust 2012-4 A2	3.00%		9/25/2042	159	156,154
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	571	572,119
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	121	121,912
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA IO†	1.225%	#	3/10/2046	11,564	661,869

See Notes to Financial Statements.	179

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.453%	#	4/10/2046	$19,409	$1,310,061
Vornado DP LLC Trust 2010-VNO A1†	2.97%		9/13/2028	267	274,637
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	410	418,519
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	1,233	1,268,964
Wachovia Bank Commercial Mortgage Trust 2006-WL7A J†	0.799%	#	9/15/2021	268	254,782
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	2,155	2,228,396
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%		4/15/2047	5,300	5,531,697
Wells Fargo Commercial Mortgage Trust 2010-C1 C†	5.799%	#	11/15/2043	120	130,715
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.918%	#	6/15/2048	3,988	204,419
Wells Fargo Commercial Mortgage Trust 2015-C29 XB IO	0.10%	#	6/15/2048	58,000	232,725
Wells Fargo Resecuritization Trust 2012-IO A†	1.75%		8/20/2021	57	57,447
WF-RBS Commercial Mortgage Trust 2011-C2 A2†	3.791%		2/15/2044	501	501,574
WF-RBS Commercial Mortgage Trust 2011-C2 A3†	4.498%		2/15/2044	950	1,005,284
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	96	96,083
WF-RBS Commercial Mortgage Trust 2012-C7 XA IO†	1.681%	#	6/15/2045	12,020	883,357
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	281	282,199
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.564%	#	5/15/2045	12,529	882,605
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.374%	#	5/15/2047	6,956	460,676
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.734%	#	5/15/2047	1,368	61,932
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.76%	#	8/15/2047	15,000	733,635
Total Non-Agency Commercial Mortgage-Backed Securities (cost $179,782,042)					175,370,472

180	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
U.S. TREASURY OBLIGATION 1.31%
U.S. Treasury Note (cost $9,493,596)	0.875%	10/15/2017	$9,454	$9,448,649
Total Long-Term Investments (cost $686,854,750)				674,057,124

SHORT-TERM INVESTMENTS 6.15%

COMMERCIAL PAPER 0.35%

Electric: Power 0.14%
Entergy Corp.	Zero Coupon	1/6/2016	500	499,560
Entergy Corp.	Zero Coupon	1/7/2016	500	499,548
Total				999,108

Oil: Crude Producers 0.21%
Enable Midstream Partners LP	Zero Coupon	1/13/2016	1,500	1,497,312
Total Commercial Paper (cost $2,496,420)				2,496,420

CONVERTIBLE BOND 0.19%

Investment Management Companies

Prospect Capital Corp. (cost $1,385,207)	6.25%	12/15/2015	1,377	1,383,885

CORPORATE BONDS 1.25%

Automotive 0.21%
Ford Motor Credit Co. LLC	4.207%	4/15/2016	1,269	1,284,095
Volkswagen International Finance NV (Netherlands)†(c)	2.875%	4/1/2016	200	200,316
Total				1,484,411

Banks: Regional 0.03%
Fifth Third Bancorp	3.625%	1/25/2016	200	200,856

Chemicals 0.01%
Incitec Pivot Ltd. (Australia)†(c)	4.00%	12/7/2015	95	95,030

Drugs 0.01%
Zoetis, Inc.	1.15%	2/1/2016	65	65,026

Electric: Power 0.06%
Jersey Central Power & Light Co.	5.625%	5/1/2016	178	181,071
Ohio Power Co.	6.00%	6/1/2016	250	255,982
Total				437,053

See Notes to Financial Statements.	181

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Financial Services 0.10%
International Lease Finance Corp.†	6.75%		9/1/2016	$200	$207,500
Navient Corp.	6.25%		1/25/2016	325	326,016
Raymond James Financial, Inc.	4.25%		4/15/2016	203	205,144
Total					738,660

Health Care Products 0.01%
Life Technologies Corp.	3.50%		1/15/2016	95	95,316

Insurance 0.03%
Symetra Financial Corp.†	6.125%		4/1/2016	25	25,344
Transatlantic Holdings, Inc.	5.75%		12/14/2015	222	222,313
Total					247,657

Leasing 0.04%
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%		3/15/2016	248	248,995

Machinery: Agricultural 0.11%
Bunge Ltd. Finance Corp.	4.10%		3/15/2016	750	755,692

Manufacturing 0.14%
Pentair Finance SA (Luxembourg)(c)	1.35%		12/1/2015	1,000	1,000,000

Media 0.00%
Viacom, Inc.	6.25%		4/30/2016	30	30,622

Natural Gas 0.01%
Sempra Energy	6.50%		6/1/2016	100	102,698

Office Furniture & Business Equipment 0.27%
Pitney Bowes, Inc.	4.75%		1/15/2016	920	924,177
Xerox Corp.	6.40%		3/15/2016	175	177,490
Xerox Corp.	7.20%		4/1/2016	850	866,074
Total					1,967,741

Oil 0.12%
Devon Energy Corp.	0.787%	#	12/15/2015	235	234,988
Noble Holding International Ltd.	3.05%		3/1/2016	475	476,946
Pioneer Natural Resources Co.	5.875%		7/15/2016	125	128,051
Total					839,985

182	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Crude Producers 0.02%
ONEOK Partners LP	3.25%	2/1/2016	$125	$125,143

Paper & Forest Products 0.02%
International Paper Co.	5.25%	4/1/2016	123	124,625

Real Estate Investment Trusts 0.06%
BioMed Realty LP	3.85%	4/15/2016	350	352,466
Welltower, Inc.	6.20%	6/1/2016	101	103,427
Total				455,893
Total Corporate Bonds (cost $9,015,546)				9,015,403

FLOATING RATE LOAN(e) 0.02%

Air Transportation
Delta Air Lines, Inc. 2014 Term Loan B2 (cost $174,107)	2.25%	4/18/2016	174	174,105

REPURCHASE AGREEMENT 2.54%
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $18,630,000 of U.S. Treasury Note at 1.50% due 10/31/2019; value: $18,653,288; proceeds: $18,283,017 (cost $18,283,017)			18,283	18,283,017

U.S. TREASURY OBLIGATIONS 1.80%
U.S. Treasury Note	0.875%	9/15/2016	6,470	6,482,765
U.S. Treasury Note	1.00%	9/30/2016	6,464	6,482,940
Total U.S. Treasury Obligations (cost $12,973,745)				12,965,705
Total Short-Term Investments (cost $44,328,043)				44,318,535
Total Investments in Securities 99.75% (cost $731,182,793)				718,375,659
Cash, Foreign Cash and Other Assets in Excess of Liabilities(h) 0.25%				1,802,972
Net Assets 100.00%				$720,178,631

BRL	Brazilian real.
EUR	euro.
AGM	Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
IO	Interest Only.
PIK	Payment-in-kind.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2015.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Defaulted (non-income producing security).
(b)	Investment in non-U.S. dollar denominated securities.

See Notes to Financial Statements.	183

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

(c)	Foreign security traded in U.S. dollars.
(d)	Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2015.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate in effect at November 30, 2015.
(f)	Interest rate to be determined.
(g)	Amount is less than $1,000.
(h)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2015:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Sell	J.P. Morgan	2/16/2016	347,000	$373,574	$367,466	$6,108

Open Futures Contracts at November 30, 2015:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2016	937	Long	$ 203,841,423	$(72,976)
U.S. 5-Year Treasury Note	March 2016	465	Short	(55,186,055)	(37,147)
Totals				$ 148,655,368	$(110,123)

Open Consumer Price Index (“CPI”) Swaps at November 30, 2015:

	Payments	Payments
	to be	to be
	Made	Received
	By The	By The
	Fund at	Fund at
Swap	Termination	Termination	Termination	Notional	Fair	Unrealized
Counterparty	Date	Date	Date	Amount	Value	Appreciation
Bank of America	CPI Urban Consumer NSA	1.6635%	10/23/2017	$20,000,000	$20,499,767	$499,767
Bank of America	CPI Urban Consumer NSA	1.580%	8/6/2020	25,000,000	25,059,572	59,572
Barclays Bank plc	CPI Urban Consumer NSA	2.145%	2/6/2019	30,000,000	31,358,216	1,358,216
Barclays Bank plc	CPI Urban Consumer NSA	2.0925%	4/1/2019	25,000,000	26,103,431	1,103,431
Barclays Bank plc	CPI Urban Consumer NSA	1.7625%	12/4/2019	20,000,000	20,521,692	521,692
Barclays Bank plc	CPI Urban Consumer NSA	1.6725%	9/26/2016	30,000,000	30,784,513	784,513
Barclays Bank plc	CPI Urban Consumer NSA	1.4225%	11/28/2016	30,000,000	30,557,337	557,337
Deutsche Bank AG	CPI Urban Consumer NSA	2.200%	5/27/2019	30,000,000	31,546,104	1,546,104

184	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

	Payments	Payments
	to be	to be
	Made	Received
	By The	By The
	Fund at	Fund at
Swap	Termination	Termination	Termination	Notional	Fair	Unrealized
Counterparty	Date	Date	Date	Amount	Value	Appreciation
Deutsche Bank AG	CPI Urban Consumer NSA	2.105%	7/10/2025	$10,000,000	$10,208,203	$208,203
Deutsche Bank AG	CPI Urban Consumer NSA	1.811%	6/4/2020	20,000,000	20,234,046	234,046
Deutsche Bank AG	CPI Urban Consumer NSA	1.790%	1/2/2016	20,000,000	20,355,531	355,531
Deutsche Bank AG	CPI Urban Consumer NSA	1.720%	12/5/2019	20,000,000	20,477,011	477,011
Deutsche Bank AG	CPI Urban Consumer NSA	1.690%	12/12/2015	30,000,000	30,513,151	513,151
Deutsche Bank AG	CPI Urban Consumer NSA	1.506%	10/30/2016	40,000,000	40,828,817	828,817
Goldman Sachs	CPI Urban Consumer NSA	2.3125%	9/30/2024	30,000,000	32,038,685	2,038,685
Goldman Sachs	CPI Urban Consumer NSA	2.0625%	12/8/2024	15,000,000	15,557,790	557,790
Goldman Sachs	CPI Urban Consumer NSA	1.9575%	1/17/2017	40,000,000	41,202,719	1,202,719
Goldman Sachs	CPI Urban Consumer NSA	1.795%	1/9/2016	40,000,000	40,725,918	725,918
J.P. Morgan	CPI Urban Consumer NSA	1.908%	11/7/2019	20,000,000	20,686,698	686,698
J.P. Morgan	0.8225%	CPI Urban Consumer NSA	8/27/2017	15,000,000	15,071,301	71,301
Unrealized Appreciation on CPI Swaps						$14,330,502

	Payments	Payments
	to be	to be
	Made	Received
	By The	By The
	Fund at	Fund at
Swap	Termination	Termination	Termination	Notional	Fair	Unrealized
Counterparty	Date	Date	Date	Amount	Value	Depreciation
Bank of America	CPI Urban Consumer NSA	1.645%	10/1/2025	$15,000,000	$14,677,232	$(322,768)
Bank of America	CPI Urban Consumer NSA	1.540%	8/20/2021	20,000,000	19,941,162	(58,838)
Bank of America	CPI Urban Consumer NSA	1.5125%	11/9/2020	10,000,000	9,967,860	(32,140)
Bank of America	2.080%	CPI Urban Consumer NSA	4/22/2025	10,000,000	9,812,555	(187,445)
Bank of America	2.420%	CPI Urban Consumer NSA	5/19/2017	15,000,000	13,978,411	(1,021,589)
Bank of America	2.445%	CPI Urban Consumer NSA	4/24/2023	40,000,000	36,777,648	(3,222,352)
Bank of America	2.460%	CPI Urban Consumer NSA	4/23/2023	30,000,000	27,540,548	(2,459,452)

See Notes to Financial Statements.	185

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

	Payments	Payments
	to be	to be
	Made	Received
	By The	By The
	Fund at	Fund at
Swap	Termination	Termination	Termination	Notional	Fair	Unrealized
Counterparty	Date	Date	Date	Amount	Value	Depreciation
Bank of America	2.555%	CPI Urban Consumer NSA	7/15/2018	$5,000,000	$4,533,358	$(466,642)
Bank of America	2.590%	CPI Urban Consumer NSA	6/26/2023	40,000,000	36,190,674	(3,809,326)
Bank of America	2.820%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,487,927	(512,073)
Bank of America	2.825%	CPI Urban Consumer NSA	7/22/2023	5,000,000	4,187,446	(812,554)
Barclays Bank plc	CPI Urban Consumer NSA	1.562%	10/22/2022	10,000,000	9,913,149	(86,851)
Barclays Bank plc	1.960%	CPI Urban Consumer NSA	2/5/2025	10,000,000	9,809,068	(190,932)
Barclays Bank plc	2.1275%	CPI Urban Consumer NSA	6/22/2025	10,000,000	9,770,963	(229,037)
Barclays Bank plc	2.344%	CPI Urban Consumer NSA	8/1/2019	40,000,000	37,574,755	(2,425,245)
Barclays Bank plc	2.529%	CPI Urban Consumer NSA	7/8/2022	30,000,000	27,413,626	(2,586,374)
Barclays Bank plc	2.620%	CPI Urban Consumer NSA	10/18/2019	15,000,000	13,591,858	(1,408,142)
Barclays Bank plc	2.7425%	CPI Urban Consumer NSA	9/14/2024	15,000,000	12,954,004	(2,045,996)
Barclays Bank plc	2.945%	CPI Urban Consumer NSA	3/5/2038	15,000,000	11,250,530	(3,749,470)
Credit Suisse	2.560%	CPI Urban Consumer NSA	6/27/2020	5,000,000	4,458,598	(541,402)
Credit Suisse	2.6713%	CPI Urban Consumer NSA	4/11/2022	30,000,000	26,630,283	(3,369,717)
Credit Suisse	2.864%	CPI Urban Consumer NSA	3/22/2032	8,000,000	6,358,386	(1,641,614)
Deutsche Bank AG	CPI Urban Consumer NSA	1.618%	8/25/2023	15,000,000	14,877,014	(122,986)
Deutsche Bank AG	CPI Urban Consumer NSA	1.315%	11/18/2018	20,000,000	19,938,659	(61,341)
Deutsche Bank AG	1.270%	CPI Urban Consumer NSA	9/2/2018	20,000,000	19,998,675	(1,325)
Deutsche Bank AG	1.6975%	CPI Urban Consumer NSA	9/2/2022	10,000,000	9,969,038	(30,962)
Deutsche Bank AG	2.059%	CPI Urban Consumer NSA	5/21/2025	20,000,000	19,655,433	(344,567)
Deutsche Bank AG	2.145%	CPI Urban Consumer NSA	2/8/2016	6,000,000	5,757,261	(242,739)
Deutsche Bank AG	2.1775%	CPI Urban Consumer NSA	4/22/2018	30,000,000	28,355,451	(1,644,549)
Deutsche Bank AG	2.1925%	CPI Urban Consumer NSA	8/16/2017	10,000,000	9,463,143	(536,857)
Deutsche Bank AG	2.340%	CPI Urban Consumer NSA	6/17/2016	5,000,000	4,717,848	(282,152)

186	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

	Payments	Payments
	to be	to be
	Made	Received
	By The	By The
	Fund at	Fund at
Swap	Termination	Termination	Termination	Notional	Fair	Unrealized
Counterparty	Date	Date	Date	Amount	Value	Depreciation
Deutsche Bank AG	2.385%	CPI Urban Consumer NSA	1/24/2021	$7,000,000	$6,372,502	$(627,498)
Deutsche Bank AG	2.4375%	CPI Urban Consumer NSA	6/7/2021	20,000,000	18,294,903	(1,705,097)
Deutsche Bank AG	2.440%	CPI Urban Consumer NSA	4/11/2020	8,000,000	7,282,190	(717,810)
Deutsche Bank AG	2.465%	CPI Urban Consumer NSA	11/30/2031	5,000,000	4,399,225	(600,775)
Deutsche Bank AG	2.4925%	CPI Urban Consumer NSA	5/16/2016	4,000,000	3,760,650	(239,350)
Deutsche Bank AG	2.500%	CPI Urban Consumer NSA	9/4/2021	10,000,000	9,035,237	(964,763)
Deutsche Bank AG	2.505%	CPI Urban Consumer NSA	12/7/2031	5,000,000	4,358,490	(641,510)
Deutsche Bank AG	2.5175%	CPI Urban Consumer NSA	4/17/2026	15,000,000	13,641,996	(1,358,004)
Deutsche Bank AG	2.590%	CPI Urban Consumer NSA	5/13/2016	12,000,000	11,224,318	(775,682)
Deutsche Bank AG	2.6075%	CPI Urban Consumer NSA	6/13/2020	5,000,000	4,441,246	(558,754)
Deutsche Bank AG	2.615%	CPI Urban Consumer NSA	1/4/2020	15,000,000	13,538,066	(1,461,934)
Deutsche Bank AG	2.640%	CPI Urban Consumer NSA	12/17/2020	15,000,000	13,379,594	(1,620,406)
Deutsche Bank AG	2.695%	CPI Urban Consumer NSA	10/29/2021	9,000,000	7,942,491	(1,057,509)
Deutsche Bank AG	2.700%	CPI Urban Consumer NSA	7/11/2019	6,000,000	5,311,701	(688,299)
Deutsche Bank AG	2.710%	CPI Urban Consumer NSA	10/11/2020	15,000,000	13,367,005	(1,632,995)
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	10/25/2021	15,000,000	13,192,670	(1,807,330)
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	2/4/2021	15,000,000	13,327,678	(1,672,322)
Deutsche Bank AG	2.745%	CPI Urban Consumer NSA	3/20/2022	30,000,000	26,446,741	(3,553,259)
Deutsche Bank AG	2.7475%	CPI Urban Consumer NSA	2/26/2022	30,000,000	26,420,422	(3,579,578)
Deutsche Bank AG	2.750%	CPI Urban Consumer NSA	3/30/2032	6,000,000	4,924,472	(1,075,528)
Deutsche Bank AG	2.7525%	CPI Urban Consumer NSA	8/2/2021	8,000,000	6,881,411	(1,118,589)
Deutsche Bank AG	2.779%	CPI Urban Consumer NSA	3/12/2022	25,000,000	21,949,074	(3,050,926)
Deutsche Bank AG	3.010%	CPI Urban Consumer NSA	2/15/2033	15,000,000	11,559,792	(3,440,208)
Goldman Sachs	2.4475%	CPI Urban Consumer NSA	4/24/2023	30,000,000	27,576,103	(2,423,897)

See Notes to Financial Statements.	187

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

	Payments	Payments
	to be	to be
	Made	Received
	By The	By The
	Fund at	Fund at
Swap	Termination	Termination	Termination	Notional	Fair	Unrealized
Counterparty	Date	Date	Date	Amount	Value	Depreciation
Goldman Sachs	2.497%	CPI Urban Consumer NSA	5/2/2021	$30,000,000	$27,190,280	$(2,809,720)
Goldman Sachs	2.5375%	CPI Urban Consumer NSA	4/17/2021	8,000,000	7,159,558	(840,442)
Goldman Sachs	2.675%	CPI Urban Consumer NSA	12/13/2020	15,000,000	13,331,682	(1,668,318)
Goldman Sachs	2.7725%	CPI Urban Consumer NSA	4/3/2023	20,000,000	17,448,458	(2,551,542)
Goldman Sachs	2.945%	CPI Urban Consumer NSA	1/16/2038	15,000,000	11,189,560	(3,810,440)
Goldman Sachs	2.980%	CPI Urban Consumer NSA	2/7/2033	10,000,000	7,770,386	(2,229,614)
J.P. Morgan	CPI Urban Consumer NSA	1.645%	8/27/2023	5,000,000	4,969,999	(30,001)
J.P. Morgan	2.074%	CPI Urban Consumer NSA	11/21/2023	35,000,000	33,510,525	(1,489,475)
J.P. Morgan	2.4975%	CPI Urban Consumer NSA	4/26/2020	9,000,000	8,141,917	(858,083)
J.P. Morgan	2.5275%	CPI Urban Consumer NSA	5/9/2021	10,000,000	8,948,492	(1,051,508)
J.P. Morgan	2.549%	CPI Urban Consumer NSA	7/23/2023	30,000,000	27,241,698	(2,758,302)
J.P. Morgan	2.6075%	CPI Urban Consumer NSA	6/3/2020	5,000,000	4,446,294	(553,706)
J.P. Morgan	2.680%	CPI Urban Consumer NSA	2/28/2021	20,000,000	17,884,689	(2,115,311)
J.P. Morgan	2.7175%	CPI Urban Consumer NSA	5/13/2020	12,000,000	10,574,479	(1,425,521)
J.P. Morgan	2.730%	CPI Urban Consumer NSA	9/20/2021	15,000,000	13,227,226	(1,772,774)
J.P. Morgan	2.7563%	CPI Urban Consumer NSA	3/25/2022	30,000,000	26,416,301	(3,583,699)
J.P. Morgan	2.810%	CPI Urban Consumer NSA	3/28/2032	7,000,000	5,650,129	(1,349,871)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	4/5/2032	5,000,000	4,029,392	(970,608)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,490,031	(509,969)
J.P. Morgan	2.955%	CPI Urban Consumer NSA	7/5/2026	5,000,000	4,011,978	(988,022)
Morgan Stanley	CPI Urban Consumer NSA	1.390%	11/13/2018	20,000,000	19,993,219	(6,781)
Morgan Stanley	2.265%	CPI Urban Consumer NSA	6/22/2016	5,000,000	4,735,350	(264,650)
Morgan Stanley	2.5475%	CPI Urban Consumer NSA	4/20/2021	8,000,000	7,150,711	(849,289)
Morgan Stanley	2.6725%	CPI Urban Consumer NSA	1/28/2021	15,000,000	13,394,017	(1,605,983)
Morgan Stanley	2.735%	CPI Urban Consumer NSA	5/13/2019	12,000,000	10,671,046	(1,328,954)
Morgan Stanley	2.7875%	CPI Urban Consumer NSA	6/8/2026	5,000,000	4,171,297	(828,703)

188	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

	Payments	Payments
	to be	to be
	Made	Received
	By The	By The
	Fund at	Fund at
Swap	Termination	Termination	Termination	Notional	Fair	Unrealized
Counterparty	Date	Date	Date	Amount	Value	Depreciation
Wells Fargo	2.3925%	CPI Urban Consumer NSA	6/26/2019	$30,000,000	$28,147,381	$(1,852,619)
Wells Fargo	2.410%	CPI Urban Consumer NSA	6/20/2021	10,000,000	9,049,995	(950,005)
Wells Fargo	2.560%	CPI Urban Consumer NSA	5/2/2021	10,000,000	8,921,979	(1,078,021)
Wells Fargo	2.6275%	CPI Urban Consumer NSA	10/5/2019	15,000,000	13,611,467	(1,388,533)
Wells Fargo	2.645%	CPI Urban Consumer NSA	12/27/2020	15,000,000	13,376,663	(1,623,337)
Wells Fargo	2.7325%	CPI Urban Consumer NSA	2/19/2021	20,000,000	17,782,091	(2,217,909)
Wells Fargo	2.745%	CPI Urban Consumer NSA	2/21/2022	25,000,000	22,015,705	(2,984,295)
Unrealized Depreciation on CPI Swaps						$(121,165,465)

Credit Default Swaps on Indexes — Sell Protection at November 30, 2015(1):

								Credit
								Default
								Swap
			Original	Current				Agreements
Referenced	Fund	Termination	Notional	Notional	Fair	Payments	Unrealized	Payable at
Index	Receives	Date	Amount	Amount	Value(2)	Upfront(3)	Appreciation(4)	Fair Value(5)
Markit CMBX.NA.AAA.2(6)	.07%	3/15/2049	$300,000	$225,509	$299,655	$(15,243)	$14,898	$(345)
Markit CMBX.NA.AAA.2(6)	.07%	3/15/2049	500,000	375,849	499,425	(11,500)	10,925	(575)
Markit CMBX.NA.AAA.3(6)	.08%	12/13/2049	1,000,000	920,510	996,350	(33,409)	29,759	(3,650)
Markit CMBX.NA.AAA.3(6)	.08%	12/13/2049	2,000,000	1,841,020	1,992,700	(68,551)	61,251	(7,300)
Markit CMBX.NA.AAA.4(6)	.35%	2/17/2051	500,000	463,325	498,906	(37,051)	35,957	(1,094)
Markit CMBX.NA.AAA.2(7)	.07%	3/15/2049	300,000	225,509	299,655	(15,248)	14,903	(345)
Markit CMBX.NA.AAA.2(7)	.07%	3/15/2049	500,000	375,849	499,425	(25,413)	24,838	(575)
Markit CMBX.NA.AAA.3(7)	.08%	12/13/2049	100,000	92,051	99,635	(7,302)	6,937	(365)
Markit CMBX.NA.AAA.2(8)	.07%	3/15/2049	1,500,000	1,127,547	1,498,275	(39,659)	37,934	(1,725)
Markit CMBX.NA.AAA.3(8)	.08%	12/13/2049	200,000	184,102	199,270	(15,621)	14,891	(730)
Markit CMBX.NA.AAA.3(8)	.08%	12/13/2049	500,000	460,255	498,175	(39,066)	37,241	(1,825)
						$(308,063)	$289,534	$(18,529)

See Notes to Financial Statements.	189

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2015

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(p)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $289,534. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(5)	Includes upfront payments received.
(6)	Swap Counterparty: Credit Suisse.
(7)	Swap Counterparty: Goldman Sachs.
(8)	Swap Counterparty: Morgan Stanley.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$41,198,741	$729,717	(4)	$41,928,458
Remaining Industries	–	57,608,141	–		57,608,141
Convertible Bonds
Oil	–	–	8,933	(5)	8,933
Remaining Industries	–	1,383,885	–		1,383,885
Corporate Bonds
Business Services	–	4,833,455	752,812	(4)	5,586,267
Remaining Industries	–	308,256,025	–		308,256,025
Floating Rate Loans(6)
Air Transportation	–	174,105	–		174,105
Biotechnology Research & Production	–	263,692	–		263,692
Business Services	–	–	1,009,592		1,009,592
Computer Software	–	2,624,990	–		2,624,990
Containers	–	507,680	–		507,680
Drugs	–	737,848	399,252		1,137,100
Electric: Power	–	582,271	1,121,931		1,704,202
Electrical Equipment	–	3,354,879	–		3,354,879
Entertainment	–	1,560,988	–		1,560,988
Financial Services	–	3,860,271	–		3,860,271
Food/Beverage	–	1,074,299	–		1,074,299
Government	–	1,532,950	–		1,532,950
Health Care	–	–	103,319		103,319
Health Care Products	–	3,853,186	–		3,853,186
Health Care Services	–	1,215,119	425,863		1,640,982
Household Equipment/Products	–	842,578	–		842,578
Lodging	–	3,444,688	–		3,444,688
Media	–	3,854,182	–		3,854,182
Miscellaneous	–	–	1,538,654		1,538,654
Oil	–	130,156	–		130,156
Retail	–	865,692	–		865,692
Telecommunications	–	800,281	249,844		1,050,125
Foreign Bonds	–	364,478	–		364,478
Foreign Government Obligations	–	1,520,290	–		1,520,290
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	16,415,372	–		16,415,372
Government Sponsored Enterprises Pass-Throughs	–	25,828,010	2,362,558	(4)	28,190,568
Municipal Bonds	–	2,420,669	–		2,420,669

190	See Notes to Financial Statements.

Schedule of Investments (concluded)

INFLATION FOCUSED FUND November 30, 2015

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Non-Agency Commercial Mortgage-Backed Securities	$–	$169,179,415	$6,191,057	(4)	$175,370,472
U.S. Treasury Obligations	–	22,414,354	–		22,414,354
Commercial Paper	–	2,496,420	–		2,496,420
Repurchase Agreement	–	18,283,017	–		18,283,017
Total	$–	$703,482,127	$14,893,532		$718,375,659
Other Financial Instruments
CPI Swaps
Assets	$–	$14,330,502	$–		$14,330,502
Liabilities	–	(121,165,465)	–		(121,165,465)
Credit Default Swaps
Assets	–	–	–		–
Liabilities	–	(18,529)	–		(18,529)
Forward Foreign Currency Exchange Contract
Assets	–	6,108	–		6,108
Liabilities	–	–	–		–
Futures Contracts
Assets	–	–	–		–
Liabilities	(110,123)	–	–		(110,123)
Total	$(110,123)	$(106,847,384)	$–		$(106,957,507)

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Level 3 security fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financial Statements.
(6)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

					Government	Non-Agency
					Sponsored	Commercial
	Asset-			Floating	Enterprises	Mortgage-	Total
Investment	Backed	Convertible	Corporate	Rate	Pass-	Backed	Return
Type	Securities	Bonds	Bonds	Loans	Throughs	Securities	Swap
Balance as of December 1, 2014	$–	$–	$–	$2,183,103	$–	$–	$21,307
Accrued discounts/ premiums	1	–	(3,750)	747	–	240	–
Realized gain (loss)	–	–	–	4,856	–	593	(5,642)
Change in unrealized appreciation/ depreciation	(74)	(7,085)	937	(105,657)	(15,353)	26,084	–
Purchases	729,790	16,018	755,625	2,960,243	2,377,911	2,285,999	–
Sales	–	–	–	(1,135,988)	–	(1,321,883)	(15,665)
Net transfers in or out of Level 3	–	–	–	941,151	–	5,200,024	–
Balance as of November 30, 2015	$729,717	$8,933	$752,812	$4,848,455	$2,362,558	$6,191,057	$–

See Notes to Financial Statements.	191

Schedule of Investments

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 94.35%

ASSET-BACKED SECURITIES 12.99%

Automobiles 5.98%
Ally Auto Receivables Trust 2014-1 A3	0.97%	10/15/2018	$90,327	$90,153,509
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	57,055	57,049,449
Ally Auto Receivables Trust 2015-2 A3	1.49%	11/15/2019	18,144	18,146,972
AmeriCredit Automobile Receivables Trust 2013-1 A3	0.61%	10/10/2017	162	161,682
AmeriCredit Automobile Receivables Trust 2013-1 B	1.07%	3/8/2018	16,424	16,426,155
AmeriCredit Automobile Receivables Trust 2013-3 B	1.58%	9/10/2018	19,125	19,152,597
Avis Budget Rental Car Funding AESOP LLC 2011-3A A†	3.41%	11/20/2017	28,196	28,699,372
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	31,195	31,683,770
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	76,159	77,180,536
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	28,652	28,738,615
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	20,010	20,099,429
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	35,070	35,027,102
BMW Vehicle Lease Trust 2014-1 A3	0.73%	2/21/2017	33,400	33,387,169
California Republic Auto Receivables Trust 2013-1 A2†	1.41%	9/17/2018	14,355	14,385,519
California Republic Auto Receivables Trust 2013-2 A2	1.23%	3/15/2019	23,850	23,834,373
California Republic Auto Receivables Trust 2014-1 A3	0.85%	5/15/2018	7,252	7,247,634
California Republic Auto Receivables Trust 2014-2 A3	0.91%	8/15/2018	38,212	38,181,250
California Republic Auto Receivables Trust 2014-3 A3	1.09%	11/15/2018	37,630	37,608,811
California Republic Auto Receivables Trust 2014-4 A3	1.27%	1/15/2019	48,645	48,635,514
California Republic Auto Receivables Trust 2015-1 A2	0.88%	12/15/2017	6,619	6,615,836

192	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2015-1 A3	1.33%	4/15/2019	$22,997	$22,939,029
California Republic Auto Receivables Trust 2015-2 A4	1.75%	1/15/2021	18,024	17,842,345
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	31,135	31,020,713
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	6,485	6,496,997
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	111,929	111,658,423
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	46,940	46,836,540
Capital Auto Receivables Asset Trust 2015-3 B	2.43%	9/21/2020	25,135	25,038,034
Capital Auto Receivables Asset Trust 2015-3 C	2.90%	12/21/2020	23,813	23,820,458
Capital Auto Receivables Asset Trust 2015-3 D	3.34%	3/22/2021	21,169	20,912,142
CarMax Auto Owner Trust 2013-1 C	1.54%	12/15/2018	9,761	9,764,789
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	2,424	2,424,935
CarMax Auto Owner Trust 2014-2 A3	0.98%	1/15/2019	81,625	81,466,982
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	31,050	31,004,813
Chrysler Capital Auto Receivables Trust 2013-AA A3†	0.91%	4/16/2018	6,766	6,763,387
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	52,230	52,171,471
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%	12/15/2020	5,872	5,871,060
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	5,650	5,643,942
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	36,453	36,431,074
Drive Auto Receivables Trust 2015-BA C†	2.76%	7/15/2021	4,984	4,952,757
Drive Auto Receivables Trust 2015-CA A3†	1.38%	10/15/2018	31,230	31,187,231
Drive Auto Receivables Trust 2015-CA B†	2.23%	9/16/2019	53,077	53,001,487
Drive Auto Receivables Trust 2015-CA C†	3.01%	5/17/2021	67,552	67,056,026
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	53,590	53,556,292
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	41,590	41,669,387
Fifth Third Auto Trust 2014-2 A3	0.89%	11/15/2018	32,872	32,818,636
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	57,534	57,445,323
Flagship Credit Auto Trust 2015-2 A†	1.98%	10/15/2020	44,777	44,775,046
Flagship Credit Auto Trust 2015-3 A†	2.38%	10/15/2020	22,855	22,852,715
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	57,260	57,250,672
Mercedes-Benz Auto Receivables Trust 2015-1 A3	1.34%	12/16/2019	57,902	57,817,341
NextGear Floorplan Master Owner Trust 2015-2A A†	2.38%	10/15/2020	48,261	48,021,128
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%	11/20/2017	77,032	76,931,258

See Notes to Financial Statements.	193

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Santander Drive Auto Receivables Trust 2013-3 B	1.19%		5/15/2018	$32,855	$32,861,279
Santander Drive Auto Receivables Trust 2013-5 A3	0.82%		2/15/2018	933	933,394
Santander Drive Auto Receivables Trust 2014-4 C	2.60%		11/16/2020	7,453	7,491,465
Santander Drive Auto Receivables Trust 2015-1 C	2.57%		4/15/2021	16,866	16,955,584
Santander Drive Auto Receivables Trust 2015-3 B	2.07%		4/15/2020	28,819	28,842,355
Santander Drive Auto Receivables Trust 2015-3 C	2.74%		1/15/2021	34,016	34,085,583
Santander Drive Auto Receivables Trust 2015-4 C	2.97%		3/15/2021	28,251	28,426,122
Santander Drive Auto Receivables Trust 2015-5 D	3.65%		12/15/2021	53,187	52,796,464
TCF Auto Receivables Owner Trust 2015-1A A4†	1.96%		11/16/2020	8,230	8,213,497
TCF Auto Receivables Owner Trust 2015-2A A2†	1.64%		1/15/2019	19,245	19,244,933
TCF Auto Receivables Owner Trust 2015-2A A3†	2.06%		4/15/2020	28,800	28,797,080
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%		9/15/2021	10,457	10,454,682
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%		12/15/2021	6,591	6,590,636
Total					2,095,550,801

Credit Cards 1.12%
American Express Credit Account Master Trust 2013-1 A	0.617%	#	2/16/2021	16,050	16,046,211
Bank of America Credit Card Trust 2014-A3 A	0.487%	#	1/15/2020	116,549	116,473,546
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	26,421	26,468,188
Capital One Multi-Asset Execution Trust 2015-A3	0.597%	#	3/15/2023	122,949	121,573,262
Chase Issuance Trust 2014-A3	0.397%	#	5/15/2018	10,500	10,496,077
First National Master Note Trust 2015-1 A	0.967%	#	9/15/2020	7,307	7,310,303
Synchrony Credit Card Master Note Trust 2011-2 A	0.677%	#	5/15/2019	53,070	53,076,029
Synchrony Credit Card Master Note Trust 2012-6 A	1.36%		8/17/2020	12,025	11,990,062
World Financial Network Credit Card Master Trust 2013-B A	0.91%		3/16/2020	21,347	21,336,380
World Financial Network Credit Card Master Trust 2014-A	0.577%	#	12/15/2019	7,550	7,550,361
Total					392,320,419

Home Equity 0.20%
Asset Backed Securities Corp. Home Equity Loan Trust Series AEG 2006-HE1 A3	0.397%	#	1/25/2036	16,465	15,848,374
Asset Backed Securities Corp. Home Equity Loan Trust Series NC 2006-HE4 A5	0.357%	#	5/25/2036	20,353	19,239,482
FBR Securitization Trust 2005-4 AV24	0.897%	#	10/25/2035	17,833	15,969,845
Home Equity Asset Trust 2006-7 2A2	0.307%	#	1/25/2037	3,656	3,653,558

194	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Home Equity (continued)
Home Equity Asset Trust 2006-8 2A2	0.307%	#	3/25/2037	$8,435	$8,358,464
Meritage Mortgage Loan Trust 2004-2 M3	1.172%	#	1/25/2035	7,633	7,247,412
Total					70,317,135

Other 5.69%
ALM XIV Ltd. 2014-14A A1†	1.724%	#	7/28/2026	5,500	5,449,850
AMAC CDO Funding I 2006-1A A2†	0.513%	#	11/23/2050	11,970	11,951,384
AMAC CDO Funding I 2006-1A B†	0.593%	#	11/23/2050	12,500	12,384,750
Apollo Credit Funding IV Ltd. 4A A1†	1.725%	#	4/15/2027	21,500	21,301,000
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	0.509%	#	4/16/2021	18,677	18,414,854
Ares XI CLO Ltd. 2007-11A A1B†	0.546%	#	10/11/2021	29,199	28,816,817
Ascentium Equipment Receivables LLC 2015-2A A2†	1.57%		12/11/2017	24,083	24,043,297
Avenue CLO VI Ltd. 2007-6A A2†	0.639%	#	7/17/2019	11,750	11,681,588
Avery Point IV CLO Ltd. 2014-1A A†	1.815%	#	4/25/2026	5,000	4,932,235
B2R Mortgage Trust 2015-2 A†	3.336%		11/15/2048	30,000	30,160,194
Benefit Street Partners CLO Ltd. 2012-IA A2R†	2.233%	#	10/15/2025	23,000	22,896,102
BlueMountain CLO Ltd. 2014-3A A1†	1.769%	#	10/15/2026	51,750	51,322,685
BlueMountain CLO Ltd. 2015-3A A1†	1.813%	#	10/20/2027	24,750	24,489,947
Carlyle Global Market Strategies 2015-2A A1†	1.864%	#	4/27/2027	14,550	14,431,183
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	1.437%	#	4/18/2025	19,500	19,204,782
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	1.789%	#	10/15/2026	6,050	6,011,998
Cedar Funding IV CLO Ltd. 2014-4A A1†	1.794%	#	10/23/2026	38,810	38,374,761
Cent CDO Ltd. 2007-14A A2B†	0.619%	#	4/15/2021	15,000	14,375,890
Cent CDO XI Ltd. 2006-11A A1†	0.555%	#	4/25/2019	10,238	10,113,481
Cent CLO 2013-17A A1†	1.597%	#	1/30/2025	38,500	38,014,003
Cent CLO Ltd. 2013-19A A1A†	1.624%	#	10/29/2025	19,050	18,776,503
Cent CLO Ltd. 2014-21A A1B†	1.685%	#	7/27/2026	38,900	38,530,843
Cerberus Onshore II CLO LLC 2013-1A A1†	2.289%	#	10/15/2023	27,442	27,405,844
CIFC Funding II Ltd. 2014-2A A1L†	1.809%	#	5/24/2026	72,650	72,134,185
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	36,108	36,141,913
Cornerstone CLO Ltd. 2007-1A A1S†	0.509%	#	7/15/2021	10,661	10,559,074
Crown Point CLO Ltd. 2012-1A A1LB†	1.833%	#	11/21/2022	3,977	3,965,616
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	22,853	22,780,094
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	34,025	34,011,809
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	37,855	37,889,516
Fore CLO Ltd. 2007-1A A2†	0.767%	#	7/20/2019	9,775	9,719,008

See Notes to Financial Statements.	195

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Fortress Credit BSL II Ltd. 2013-2A A1F†	1.787%	#	10/19/2025	$26,695	$26,335,797
Fortress Credit BSL Ltd. 2013-1A A†	1.467%	#	1/19/2025	46,720	45,830,540
Fraser Sullivan CLO II Ltd. 2006-2A A2†	0.581%	#	12/20/2020	390	389,741
Gleneagles CLO Ltd. 2005-1A B†	0.879%	#	11/1/2017	19,881	19,874,132
GMF Floorplan Owner Revolving Trust 2015-1 A1†	1.65%		5/15/2020	59,356	58,959,484
Goldentree Loan Opportunities VI Ltd. 2012-6A A†	1.589%	#	4/17/2022	41,117	41,119,165
Gramercy Real Estate CDO Ltd. 2007-1A A1†	0.642%	#	8/15/2056	28,177	26,376,877
Grayson CLO Ltd. 2006-1A A1A†	0.545%	#	11/1/2021	15,671	15,421,343
Halcyon Loan Advisors Funding Ltd. 2015-2A A†	1.727%	#	7/25/2027	27,750	27,201,013
Jackson Mill CLO Ltd. 2015-1A A†	1.804%	#	4/15/2027	34,600	34,270,193
Jasper CLO Ltd. 2005-1A A†	0.599%	#	8/1/2017	388	387,330
Jefferson Mill CLO Ltd. 2015-1A A1†	1.782%	#	7/20/2027	27,000	26,687,443
JFIN CLO Ltd. 2007-1A A2†	0.527%	#	7/20/2021	15,284	15,179,909
JFIN Revolver CLO Ltd. 2013-1A A†	1.537%	#	1/20/2021	19,086	19,051,119
JFIN Revolver CLO Ltd. 2014-2A A2†	1.633%	#	2/20/2022	34,900	34,392,767
JFIN Revolver CLO Ltd. 2015-3A A1†	1.781%	#	4/20/2023	46,820	46,731,262
JFIN Revolver CLO Ltd. 2015-4A A†	1.436%	#	4/22/2020	14,936	14,837,362
KKR Financial CLO Ltd. 2007-1A A†	0.671%	#	5/15/2021	14,732	14,627,694
KKR Financial CLO Ltd. 2007-1A B†	1.071%	#	5/15/2021	8,000	7,973,005
Marathon CLO IV Ltd. 2012-4A A1†	1.723%	#	5/20/2023	15,923	15,899,746
Mountain View CLO Ltd. 2015-9A A1A†	1.739%	#	7/15/2027	21,000	20,641,267
MT Wilson CLO II Ltd. 2007-2A A2†	0.626%	#	7/11/2020	7,287	7,197,714
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019	74,381	74,206,718
Nomura CRE CDO Ltd. 2007-2A A2†	0.658%	#	5/21/2042	6,152	6,133,079
NorthStar Real Estate CDO VIII Ltd. 2006-8A A1†	0.483%	#	2/1/2041	12,728	12,316,202
NorthStar Real Estate CDO VIII Ltd. 2006-8A A2†	0.553%	#	2/1/2041	11,000	10,286,105
Northwoods Capital XI Ltd. 2014-11A A†	1.889%	#	4/15/2025	23,200	23,022,956
NZCG Funding Ltd. 2015-2A A1†	1.836%	#	4/27/2027	20,080	19,991,108
Oaktree CLO Ltd. 2014-2A A1A†	1.817%	#	10/20/2026	44,975	44,602,360
Oaktree CLO Ltd. 2015-1A A1†	1.859%	#	10/20/2027	31,000	30,805,326
OCP CLO Ltd. 2014-6A A1A†	1.739%	#	7/17/2026	15,000	14,899,770
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.809%	#	4/15/2026	20,408	20,310,035
Octagon Loan Funding Ltd. 2014-1A A1†	1.774%	#	11/18/2026	3,925	3,889,378
OHA Loan Funding Ltd. 2013-2A A†	1.599%	#	8/23/2024	28,500	28,407,167
OHA Loan Funding Ltd. 2015-1A A†	1.821%	#	2/15/2027	15,650	15,542,045
OHA Park Avenue CLO I Ltd. 2007-1A A1B†	0.516%	#	3/14/2022	9,978	9,878,081
OZLM Funding Ltd. 2012-1A A1R†	1.815%	#	7/22/2027	20,000	20,041,276
OZLM VIII Ltd. 2014-8A A1A†	1.729%	#	10/17/2026	93,065	92,372,103

196	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
OZLM XI Ltd. 2015-11A A1A†	1.847%	#	1/30/2027		$9,750	$9,704,465
SLM Private Education Loan Trust 2010-A 2A†	3.447%	#	5/16/2044		41,179	42,820,752
SLM Private Education Loan Trust 2012-A A1†	1.597%	#	8/15/2025		7,526	7,539,282
SLM Private Education Loan Trust 2012-E A1†	0.947%	#	10/16/2023		10,910	10,906,242
SLM Private Education Loan Trust 2013-B A1†	0.847%	#	7/15/2022		27,882	27,805,883
SLM Student Loan Trust 2011-1 A1	0.741%	#	3/25/2026		15,836	15,652,376
Stone Tower CLO V Ltd. 2006-5A A2B†	0.619%	#	7/16/2020		40,500	39,945,077
Stone Tower CLO VI Ltd. 2007-6A A2A†	0.509%	#	4/17/2021		6,346	6,285,690
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.609%	#	4/17/2021		4,411	4,330,317
Tryon Park CLO Ltd. 2013-1A A1†	1.409%	#	7/15/2025		8,150	8,040,761
Venture XI CLO Ltd. 2012-11AR BR†	2.259%	#	11/14/2022		17,500	17,051,209
Venture XVII CLO Ltd. 2014-17A A†	1.769%	#	7/15/2026		31,000	30,771,012
Venture XVIII CLO Ltd. 2014-18A A†	1.739%	#	10/15/2026		45,250	44,833,582
Voya CLO II Ltd. 2006-2A A1R†	0.569%	#	8/1/2020		1,608	1,608,702
Voya CLO Ltd. 2012-3A AR†	1.609%	#	10/15/2022		200	199,819
Westchester CLO Ltd. 2007-1A A1A†	0.525%	#	8/1/2022		20,702	20,448,434
Westgate Resorts LLC 2014-1A A†	2.15%		12/20/2026		9,892	9,792,889
Westgate Resorts LLC 2014-1A B†	3.25%		12/20/2026		7,966	7,902,431
Westgate Resorts LLC 2015-1A A†	2.75%		5/20/2027		8,121	8,060,495
Westgate Resorts LLC 2015-1A B†	3.50%		5/20/2027		14,309	14,296,464
Total						1,994,369,700
Total Asset-Backed Securities (cost $4,556,650,776)						4,552,558,055

CONVERTIBLE BONDS 0.00%

Oil

Oleo e Gas Participacoes SA(a)(b)	10.00%		6/1/2016	BRL	313	548,414
Oleo e Gas Participacoes SA(a)(b)	10.00%		6/1/2016	BRL	395	692,217
Total Convertible Bonds (cost $2,223,888)						1,240,631

CORPORATE BONDS 43.57%

Aerospace/Defense 0.26%
BAE Systems plc (United Kingdom)†(c)	3.50%		10/11/2016		$1,250	1,274,261
Exelis, Inc.	4.25%		10/1/2016		38,833	39,656,959
Harris Corp.	2.70%		4/27/2020		9,672	9,545,780
Litton Industries, Inc.	6.75%		4/15/2018		3,470	3,828,722
Lockheed Martin Corp.	2.50%		11/23/2020		28,985	29,067,868
Spirit AeroSystems, Inc.	6.75%		12/15/2020		7,186	7,450,984
Total						90,824,574

See Notes to Financial Statements.	197

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Air Transportation 0.01%
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%		1/15/2022	$5,126	$5,285,941

Auto Parts: Original Equipment 0.21%
BorgWarner, Inc.	5.75%		11/1/2016	1,280	1,326,154
Goodyear Tire & Rubber Co. (The)	8.25%		8/15/2020	7,990	8,333,171
International Automotive Components Group SA (Luxembourg)†(c)	9.125%		6/1/2018	11,965	9,990,775
Schaeffler Holding Finance BV PIK (Netherlands)†(c)	6.875%		8/15/2018	46,144	47,816,720
Tenneco, Inc.	6.875%		12/15/2020	5,245	5,454,800
Total					72,921,620

Automotive 2.17%
Ford Motor Credit Co. LLC	1.50%		1/17/2017	604	602,065
Ford Motor Credit Co. LLC	1.724%		12/6/2017	62,560	61,916,383
Ford Motor Credit Co. LLC	2.24%		6/15/2018	48,100	47,847,812
Ford Motor Credit Co. LLC	3.157%		8/4/2020	77,251	77,280,819
Ford Motor Credit Co. LLC	4.207%		4/15/2016	92,448	93,547,669
Ford Motor Credit Co. LLC	4.25%		2/3/2017	24,600	25,233,647
Ford Motor Credit Co. LLC	6.625%		8/15/2017	21,250	22,743,195
Ford Motor Credit Co. LLC	8.125%		1/15/2020	4,740	5,630,039
General Motors Co.	3.50%		10/2/2018	55,075	56,007,970
General Motors Financial Co., Inc.	2.40%		4/10/2018	57,933	57,710,306
General Motors Financial Co., Inc.	3.00%		9/25/2017	9,655	9,737,106
General Motors Financial Co., Inc.	3.10%		1/15/2019	38,575	38,628,156
General Motors Financial Co., Inc.	3.20%		7/13/2020	49,330	48,705,877
General Motors Financial Co., Inc.	3.25%		5/15/2018	9,645	9,742,955
General Motors Financial Co., Inc.	4.75%		8/15/2017	85,643	88,890,411
Hyundai Capital America†	2.40%		10/30/2018	33,300	33,239,028
Kia Motors Corp. (South Korea)†(c)	3.625%		6/14/2016	13,600	13,747,614
Volkswagen Group of America Finance LLC†	1.25%		5/23/2017	12,793	12,355,658
Volkswagen Group of America Finance LLC†	1.60%		11/20/2017	22,825	21,980,886
Volkswagen Group of America Finance LLC†	2.40%		5/22/2020	17,775	16,721,991
Volkswagen Group of America Finance LLC†	2.45%		11/20/2019	20,330	19,064,356
Total					761,333,943

Banks: Money Center 0.07%
Export-Import Bank of Korea (South Korea)(c)	1.071%	#	1/14/2017	11,250	11,269,553
Export-Import Bank of Korea (South Korea)(c)	1.184%	#	9/17/2016	6,100	6,119,831

198	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Money Center (continued)
Export-Import Bank of Korea (South Korea)(c)	3.75%		10/20/2016	$6,675	$6,812,845
Total					24,202,229

Banks: Regional 7.26%
ABN AMRO Bank NV (Netherlands)(c)	6.25%		9/13/2022	19,600	20,715,730
Akbank TAS (Turkey)†(c)	3.875%		10/24/2017	7,850	7,938,312
Alfa Bank AO Via Alfa Bond Issuance plc (Ireland)†(c)	7.875%		9/25/2017	10,000	10,604,350
Associated Banc-Corp.	5.125%		3/28/2016	75,576	76,303,797
Banco Bradesco SA†	4.50%		1/12/2017	9,100	9,301,110
Banco de Bogota SA (Colombia)†(c)	5.00%		1/15/2017	5,100	5,221,125
Banco de Credito del Peru (Peru)†(c)	2.75%		1/9/2018	10,593	10,513,552
Banco de Credito e Inversiones (Chile)†(c)	3.00%		9/13/2017	7,000	7,098,182
Banco del Estado de Chile (Chile)†(c)	2.00%		11/9/2017	34,000	33,924,248
Banco do Brasil SA	3.875%		1/23/2017	14,800	14,891,760
Banco Nacional de Costa Rica (Costa Rica)†(c)	4.875%		11/1/2018	6,000	6,000,000
Banco Santander Chile (Chile)†(c)	2.209%	#	6/7/2018	22,000	21,862,500
Bangkok Bank PCL (Hong Kong)†(c)	3.30%		10/3/2018	11,000	11,255,321
Bank of America Corp.	2.625%		10/19/2020	43,184	43,029,574
Bank of America Corp.	5.25%		12/1/2015	16,304	16,304,000
Bank of America Corp.	5.42%		3/15/2017	95,402	99,785,340
Bank of America Corp.	5.49%		3/15/2019	49,802	54,286,670
Bank of America Corp.	5.70%		5/2/2017	36,522	38,451,457
Bank of America Corp.	5.75%		8/15/2016	28,402	29,297,061
Bank of America Corp.	6.05%		5/16/2016	74,074	75,722,072
Bank of America Corp.	7.80%		9/15/2016	62,659	65,790,196
Bank of America NA	5.30%		3/15/2017	142,095	148,580,926
Bank of America NA	6.10%		6/15/2017	36,802	39,174,846
Bank of Nova Scotia (The) (Canada)†(c)	2.15%		8/3/2016	14,450	14,562,667
BBVA Banco Continental SA (Peru)†(c)	2.25%		7/29/2016	12,655	12,711,947
Capital One Financial Corp.	6.15%		9/1/2016	18,525	19,208,035
CIT Group, Inc.	3.875%		2/19/2019	18,173	18,241,149
CIT Group, Inc.	4.25%		8/15/2017	21,101	21,549,396
CIT Group, Inc.	5.00%		5/15/2017	4,912	5,071,640
CIT Group, Inc.	5.25%		3/15/2018	5,925	6,162,000
CIT Group, Inc.†	5.50%		2/15/2019	25,047	26,299,350
Citigroup, Inc.	2.65%		10/26/2020	73,196	73,047,998
Citigroup, Inc.	5.50%		2/15/2017	82,516	86,277,409

See Notes to Financial Statements.	199

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Discover Bank	2.00%		2/21/2018	$28,739	$28,611,744
Discover Bank	2.60%		11/13/2018	38,641	38,804,374
Discover Bank	7.00%		4/15/2020	2,223	2,546,398
Discover Bank	8.70%		11/18/2019	23,473	27,836,138
Export-Import Bank of China (The) (China)†(c)	2.50%		7/31/2019	34,500	34,804,324
Fifth Third Bancorp	2.875%		7/27/2020	39,542	39,724,803
Fifth Third Bancorp	5.45%		1/15/2017	9,935	10,372,607
First Midwest Bancorp, Inc.	5.875%		11/22/2016	14,875	15,368,999
Goldman Sachs Group, Inc. (The)	2.382%	#	8/24/2016	3,350	3,365,112
Goldman Sachs Group, Inc. (The)	5.625%		1/15/2017	54,512	56,934,023
Goldman Sachs Group, Inc. (The)	5.95%		1/18/2018	17,050	18,515,635
HBOS plc (United Kingdom)†(c)	6.75%		5/21/2018	231,757	255,028,416
Huntington Bancshares, Inc.	2.60%		8/2/2018	14,475	14,595,056
Huntington Bancshares, Inc.	7.00%		12/15/2020	19,767	23,194,183
Huntington National Bank (The)	1.30%		11/20/2016	14,750	14,753,407
Huntington National Bank (The)	2.20%		11/6/2018	19,588	19,603,533
Huntington National Bank (The)	2.875%		8/20/2020	10,260	10,263,263
Industrial & Commercial Bank of China Ltd.	2.351%		11/13/2017	24,500	24,655,305
Intesa Sanpaolo SpA (Italy)(c)	2.375%		1/13/2017	57,356	57,635,496
Itau Unibanco Holding SA†	2.85%		5/26/2018	24,500	23,213,750
JPMorgan Chase & Co.	2.25%		1/23/2020	55,184	55,029,816
KEB Hana Bank (South Korea)†(c)	2.50%		6/12/2019	9,500	9,530,020
Korea Development Bank (The) (South Korea)(c)	0.945%	#	1/22/2017	23,100	23,115,592
Lloyds Bank plc (United Kingdom)(c)	9.875%		12/16/2021	30,111	32,538,549
Macquarie Bank Ltd. (Australia)†(c)	5.00%		2/22/2017	6,055	6,300,040
National City Corp.	6.875%		5/15/2019	23,831	27,144,629
National Savings Bank (Sri Lanka)†(c)	8.875%		9/18/2018	15,100	16,043,750
PNC Funding Corp.	5.625%		2/1/2017	6,960	7,274,975
Popular, Inc.	7.00%		7/1/2019	11,596	11,448,151
Regions Bank	7.50%		5/15/2018	18,225	20,375,240
Regions Financial Corp.	2.00%		5/15/2018	3,667	3,653,648
Royal Bank of Scotland Group plc (The) (United Kingdom)(c)	6.40%		10/21/2019	8,270	9,266,452
Royal Bank of Scotland NV (Netherlands)(c)	4.65%		6/4/2018	12,068	12,548,017
Royal Bank of Scotland plc (The) (United Kingdom)(c)	9.50%		3/16/2022	107,104	116,637,006
Santander Bank NA	2.00%		1/12/2018	33,567	33,471,435
Santander Bank NA	8.75%		5/30/2018	750	853,481

200	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Santander Holdings USA, Inc.	4.625%		4/19/2016	$38,243	$38,763,334
Santander UK Group Holdings plc (United Kingdom)(c)	2.875%		10/16/2020	38,540	38,578,540
Standard Chartered Bank (United Kingdom)†(c)	6.40%		9/26/2017	39,371	42,149,805
Swedbank Hypotek AB (Sweden)†(c)	2.95%		3/28/2016	16,900	17,027,899
Synovus Financial Corp.	7.875%		2/15/2019	24,158	27,229,690
Turkiye Halk Bankasi AS (Turkey)†(c)	4.75%		6/4/2019	9,500	9,496,266
Turkiye Halk Bankasi AS (Turkey)†(c)	4.875%		7/19/2017	29,500	30,135,430
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	3.75%		4/15/2018	6,700	6,606,495
Turkiye Vakiflar Bankasi TAO (Turkey)†(c)	5.75%		4/24/2017	29,700	30,739,500
UBS AG (Jersey)(c)	7.25%		2/22/2022	8,675	9,116,289
UBS Group Funding Jersey Ltd. (Jersey)†(c)	2.95%		9/24/2020	48,350	48,396,174
Wilmington Trust Corp.	8.50%		4/2/2018	10,931	12,395,645
Total					2,544,876,154

Beverages 0.19%
Beam Suntory, Inc.	1.875%		5/15/2017	13,353	13,369,972
Pernod Ricard SA (France)†(c)	2.95%		1/15/2017	24,150	24,470,156
Pernod Ricard SA (France)†(c)	5.75%		4/7/2021	27,023	30,040,442
Total					67,880,570

Biotechnology Research & Production 0.07%
Biogen, Inc.	2.90%		9/15/2020	25,251	25,331,197

Building Materials 0.29%
Cemex SAB de CV (Mexico)†(c)	5.071%	#	10/15/2018	12,000	12,150,000
Fortune Brands Home & Security, Inc.	3.00%		6/15/2020	14,469	14,545,092
Martin Marietta Materials, Inc.	1.427%	#	6/30/2017	43,144	42,848,938
Martin Marietta Materials, Inc.	6.60%		4/15/2018	21,137	22,887,545
Owens Corning	6.50%		12/1/2016	221	231,423
Owens Corning	9.00%		6/15/2019	6,772	7,916,529
Total					100,579,527

Business Services 0.82%
Chicago Parking Meters LLC†	5.489%		12/30/2020	16,550	17,909,549
Hertz Corp. (The)	7.50%		10/15/2018	64,605	66,058,613
HPHT Finance 15 Ltd.†	2.25%		3/17/2018	13,800	13,743,848
Igloo Holdings Corp. PIK†	8.25%		12/15/2017	40,705	40,857,644
Korea Expressway Corp. (South Korea)†(c)	1.625%		4/28/2017	4,800	4,794,226
McGraw Hill Financial, Inc.†	3.30%		8/14/2020	31,366	31,820,242

See Notes to Financial Statements.	201

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Business Services (continued)
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	$19,613	$19,024,610
Verisk Analytics, Inc.	4.875%	1/15/2019	2,330	2,454,368
Western Union Co. (The)	2.875%	12/10/2017	45,708	46,450,709
Western Union Co. (The)	3.35%	5/22/2019	24,500	24,872,449
Western Union Co. (The)	5.93%	10/1/2016	17,943	18,628,243
Total				286,614,501

Chemicals 0.87%
Airgas, Inc.	3.05%	8/1/2020	19,309	19,597,206
Incitec Pivot Ltd. (Australia)†(c)	4.00%	12/7/2015	21,839	21,845,836
LyondellBasell Industries NV	5.00%	4/15/2019	87,178	93,724,981
Nufarm Australia Ltd. (Australia)†(c)	6.375%	10/15/2019	9,975	10,062,281
PetroLogistics LP/PetroLogistics Finance Corp.(d)	6.25%	4/1/2020	94,370	98,937,508
Yara International ASA (Norway)†(c)	7.875%	6/11/2019	53,925	61,802,418
Total				305,970,230

Coal 0.07%
Korea Resources Corp. (South Korea)†(c)	2.25%	4/29/2020	23,500	23,238,703

Computer Hardware 0.51%
Hewlett-Packard Enterprise Co.†	2.85%	10/5/2018	112,445	112,782,673
Hewlett-Packard Enterprise Co.†	3.60%	10/15/2020	64,569	65,179,758
Total				177,962,431

Computer Software 0.56%
Aspect Software, Inc.	10.625%	5/15/2017	14,479	12,162,360
Audatex North America, Inc.†	6.00%	6/15/2021	4,523	4,579,538
Audatex North America, Inc.†	6.125%	11/1/2023	26,769	27,070,151
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	34,357	34,878,230
Emdeon, Inc.	11.00%	12/31/2019	41,711	43,952,966
Fidelity National Information Services, Inc.	2.85%	10/15/2018	42,571	42,992,112
Fidelity National Information Services, Inc.	5.00%	3/15/2022	3,377	3,506,991
First Data Corp.†	8.25%	1/15/2021	25,092	26,252,505
Total				195,394,853

Construction/Homebuilding 0.01%
M/I Homes, Inc.	8.625%	11/15/2018	3,600	3,703,500

Containers 0.48%
Coveris Holding Corp.†	10.00%	6/1/2018	48,575	47,846,375
Coveris Holdings SA (Luxembourg)†(c)	7.875%	11/1/2019	2,915	2,710,950

202	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Containers (continued)
Novelis, Inc.	8.75%	12/15/2020	$39,853	$38,956,307
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	78,480	79,068,600
Total				168,582,232

Diversified 0.20%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	69,850	68,453,000

Drugs 2.44%
AbbVie, Inc.	2.50%	5/14/2020	33,385	33,195,139
Actavis Funding SCS (Luxembourg)(c)	2.35%	3/12/2018	19,315	19,476,396
Baxalta, Inc.†	2.875%	6/23/2020	38,310	38,061,981
Capsugel SA PIK (Luxembourg)†(c)	7.00%	5/15/2019	74,031	74,632,502
Express Scripts Holding Co.	2.65%	2/15/2017	24,292	24,590,379
Express Scripts Holding Co.	7.25%	6/15/2019	4,145	4,821,584
Forest Laboratories LLC†	4.375%	2/1/2019	191,585	202,220,267
McKesson Corp.	7.50%	2/15/2019	2,320	2,674,635
Medco Health Solutions, Inc.	7.125%	3/15/2018	26,460	29,395,843
Mylan, Inc.	1.35%	11/29/2016	65,776	65,376,871
Mylan, Inc.	1.80%	6/24/2016	71,957	71,906,846
Mylan, Inc.	2.55%	3/28/2019	27,206	26,696,513
Mylan, Inc.	2.60%	6/24/2018	94,865	94,215,270
Perrigo Co. plc (Ireland)(c)	1.30%	11/8/2016	44,030	43,754,989
Perrigo Co. plc (Ireland)(c)	2.30%	11/8/2018	47,197	46,630,211
Valeant Pharmaceuticals International, Inc.†	6.75%	8/15/2018	8,230	8,065,400
Valeant Pharmaceuticals International, Inc.†	7.00%	10/1/2020	31,548	29,497,380
Zoetis, Inc.	1.875%	2/1/2018	39,092	38,788,568
Total				854,000,774

Electric: Power 1.72%
Cleveland Electric Illuminating Co. (The)	5.70%	4/1/2017	11,296	11,747,207
Cleveland Electric Illuminating Co. (The)	8.875%	11/15/2018	14,991	17,700,788
Dominion Resources, Inc.	1.25%	3/15/2017	1,488	1,479,076
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	4,167	4,748,509
Electricite de France SA (France)†(c)	2.35%	10/13/2020	62,715	62,036,047
Entergy Corp.	4.70%	1/15/2017	54,297	55,938,344
Entergy Texas, Inc.	7.125%	2/1/2019	2,702	3,080,620
Exelon Generation Co. LLC	2.95%	1/15/2020	33,119	33,160,266
Exelon Generation Co. LLC	4.00%	10/1/2020	14,869	15,394,337

See Notes to Financial Statements.	203

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Israel Electric Corp. Ltd. (Israel)†(c)	6.70%	2/10/2017	$16,600	$17,405,100
Jersey Central Power & Light Co.	5.625%	5/1/2016	28,140	28,625,556
Jersey Central Power & Light Co.	7.35%	2/1/2019	400	450,342
Majapahit Holding BV (Netherlands)†(c)	7.75%	10/17/2016	13,835	14,544,044
Metropolitan Edison Co.	7.70%	1/15/2019	17,918	20,546,427
NextEra Energy Capital Holdings, Inc.	2.056%	9/1/2017	38,650	38,780,366
NRG Energy, Inc.	8.25%	9/1/2020	59,628	61,714,980
Origin Energy Finance Ltd. (Australia)†(c)	3.50%	10/9/2018	55,120	54,063,295
Pennsylvania Electric Co.	6.05%	9/1/2017	2,074	2,222,293
Pepco Holdings, Inc.	6.125%	6/1/2017	22,992	24,008,223
PG&E Corp.	2.40%	3/1/2019	500	501,636
PPL UK Distribution Holdings Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	7.25%	12/15/2017	14,085	15,116,825
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	3.90%	5/1/2016	68,553	69,233,457
Progress Energy, Inc.	7.05%	3/15/2019	4,750	5,430,476
Public Service Co. of New Mexico	7.95%	5/15/2018	19,955	22,453,466
Red Oak Power LLC	8.54%	11/30/2019	14,798	15,537,907
TECO Finance, Inc.	6.572%	11/1/2017	5,247	5,691,222
Total				601,610,809

Electrical Equipment 0.27%
KLA-Tencor Corp.	2.375%	11/1/2017	36,745	36,823,892
KLA-Tencor Corp.	3.375%	11/1/2019	58,284	59,035,980
Total				95,859,872

Electronics 0.26%
Jabil Circuit, Inc.	7.75%	7/15/2016	44,365	45,862,318
Jabil Circuit, Inc.	8.25%	3/15/2018	23,485	26,273,844
Kemet Corp.	10.50%	5/1/2018	21,074	18,966,600
Total				91,102,762

Engineering & Contracting Services 0.06%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	24,293	20,406,120

Entertainment 0.86%
CCM Merger, Inc.†	9.125%	5/1/2019	33,532	35,376,260
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	22,064	22,174,320
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	61,747	60,164,733

204	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment (continued)
Peninsula Gaming LLC/Peninsula Gaming Corp.†	8.375%	2/15/2018	$15,305	$15,802,413
Pinnacle Entertainment, Inc.	7.50%	4/15/2021	39,477	41,796,274
Pinnacle Entertainment, Inc.	8.75%	5/15/2020	25,877	27,106,157
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	27,865	29,258,250
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	20,597	21,111,925
Seminole Tribe of Florida, Inc.†	7.804%	10/1/2020	9,503	10,025,665
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	22,950	24,212,250
WMG Holdings Corp.†	13.75%	10/1/2019	1,400	1,478,750
WMG Holdings Corp.	13.75%	10/1/2019	11,307	11,943,019
Total				300,450,016

Financial Services 3.70%
Air Lease Corp.	4.50%	1/15/2016	38,344	38,511,947
Air Lease Corp.	5.625%	4/1/2017	262,403	274,211,135
Alliance Data Systems Corp.†	6.375%	4/1/2020	21,227	21,863,810
Countrywide Financial Corp.	6.25%	5/15/2016	39,082	39,942,390
Denali Borrower LLC/Denali Finance Corp.†	5.625%	10/15/2020	205,064	217,896,905
Discover Financial Services	6.45%	6/12/2017	12,204	13,004,351
Intercontinental Exchange, Inc.	2.75%	12/1/2020	24,150	24,240,442
International Lease Finance Corp.	5.875%	4/1/2019	4,824	5,137,560
International Lease Finance Corp.	6.25%	5/15/2019	39,840	42,933,576
International Lease Finance Corp.†	7.125%	9/1/2018	66,514	73,165,400
Jefferies Group LLC	5.125%	4/13/2018	35,600	37,369,961
Jefferies Group LLC	5.50%	3/15/2016	15,745	15,939,404
Jefferies Group LLC	6.875%	4/15/2021	14,473	16,354,606
Jefferies Group LLC	8.50%	7/15/2019	92,328	108,479,029
Lazard Group LLC	4.25%	11/14/2020	15,820	16,532,675
Lazard Group LLC	6.85%	6/15/2017	17,040	18,181,254
Macquarie Group Ltd. (Australia)†(c)	6.00%	1/14/2020	21,622	23,860,136
Macquarie Group Ltd. (Australia)†(c)	7.625%	8/13/2019	6,526	7,559,627
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%	5/1/2019	49,100	50,941,250
Navient Corp.	4.875%	6/17/2019	39,874	37,381,875
Navient Corp.	5.50%	1/15/2019	37,227	35,905,441
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	76,786	80,321,995
Raymond James Financial, Inc.	8.60%	8/15/2019	21,256	25,564,761
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018	39,867	42,259,020

See Notes to Financial Statements.	205

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
SteelRiver Transmission Co. LLC†	4.71%		6/30/2017	$18,758	$19,278,480
Utility Contract Funding LLC†	7.944%		10/1/2016	9,593	9,896,985
Total					1,296,734,015

Food 1.23%
Bumble Bee Holdco SCA PIK (Luxembourg)†(c)	9.625%		3/15/2018	21,556	21,879,340
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. (Greece)†(c)	9.875%		2/1/2020	31,019	32,434,242
JBS USA LLC/JBS USA Finance, Inc. †	7.25%		6/1/2021	77,131	80,601,895
Kraft Heinz Foods Co.†	1.60%		6/30/2017	48,214	48,283,380
Kraft Heinz Foods Co.†	2.00%		7/2/2018	14,124	14,135,680
Minerva Luxembourg SA (Luxembourg)†(c)	12.25%		2/10/2022	4,820	5,229,700
Mondelez International, Inc.	0.849%	#	2/1/2019	3,408	3,331,187
Tesco plc (United Kingdom)†(c)	2.70%		1/5/2017	800	801,870
Tesco plc (United Kingdom)†(c)	5.50%		11/15/2017	106,915	112,325,327
Tesco plc (United Kingdom)(c)	5.50%		11/15/2017	676	710,208
US Foods, Inc.	8.50%		6/30/2019	83,688	87,140,130
Want Want China Finance Ltd. (China)†(c)	1.875%		5/14/2018	24,300	23,902,987
Total					430,775,946

Health Care Products 0.83%
Becton, Dickinson & Co.	6.375%		8/1/2019	21,724	24,626,913
Boston Scientific Corp.	2.65%		10/1/2018	963	971,156
Boston Scientific Corp.	2.85%		5/15/2020	24,026	23,962,355
Boston Scientific Corp.	5.125%		1/12/2017	7,800	8,090,948
Boston Scientific Corp.	6.00%		1/15/2020	28,521	31,860,039
Immucor, Inc.	11.125%		8/15/2019	46,454	46,918,540
Kinetic Concepts, Inc./KCI USA, Inc.	12.50%		11/1/2019	54,321	52,691,370
Life Technologies Corp.	3.50%		1/15/2016	5,125	5,142,051
Life Technologies Corp.	6.00%		3/1/2020	20,160	22,668,085
Zimmer Biomet Holdings, Inc.	2.00%		4/1/2018	38,740	38,672,941
Zimmer Biomet Holdings, Inc.	2.70%		4/1/2020	34,565	34,563,548
Total					290,167,946

Health Care Services 0.62%
CHS/Community Health Systems, Inc.	8.00%		11/15/2019	66,985	68,157,237
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%		5/15/2019	59,851	56,559,195
Quest Diagnostics, Inc.	2.50%		3/30/2020	8,865	8,750,792
Tenet Healthcare Corp.	8.00%		8/1/2020	69,878	71,275,560

206	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
Universal Health Services, Inc.†	3.75%	8/1/2019	$12,613	$12,912,559
Total				217,655,343

Household Equipment/Products 0.07%
Central Garden & Pet Co.	8.25%	3/1/2018	24,470	25,008,952

Insurance 0.81%
American Equity Investment Life Holding Co.	6.625%	7/15/2021	41,688	44,041,287
CNO Financial Group, Inc.	4.50%	5/30/2020	15,910	16,267,975
Fidelity National Financial, Inc.	6.60%	5/15/2017	33,420	35,440,774
Kemper Corp.	6.00%	5/15/2017	14,250	14,925,151
Liberty Mutual Group, Inc.†	6.70%	8/15/2016	8,308	8,619,118
Lincoln National Corp.	8.75%	7/1/2019	12,993	15,757,274
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	47,699	48,124,093
Willis Group Holdings plc (United Kingdom)(c)	4.125%	3/15/2016	52,766	53,130,666
Willis North America, Inc.	6.20%	3/28/2017	46,561	48,775,255
Total				285,081,593

Investment Management Companies 0.02%
Grupo Aval Ltd.†	5.25%	2/1/2017	8,000	8,172,000

Leasing 0.57%
Aviation Capital Group Corp.†	2.875%	9/17/2018	48,130	47,708,863
Aviation Capital Group Corp.†	3.875%	9/27/2016	42,635	43,187,123
Aviation Capital Group Corp.†	4.625%	1/31/2018	45,897	47,216,539
Aviation Capital Group Corp.†	7.125%	10/15/2020	12,067	13,922,301
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	6/15/2019	4,475	4,422,602
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.875%	7/17/2018	1,435	1,448,749
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.20%	7/15/2020	43,175	43,091,068
Total				200,997,245

Lodging 0.10%
Hyatt Hotels Corp.†	6.875%	8/15/2019	5,035	5,747,176
Starwood Hotels & Resorts Worldwide, Inc.	6.75%	5/15/2018	11,268	12,434,215
Studio City Finance Ltd. (Hong Kong)†(c)	8.50%	12/1/2020	16,726	16,684,185
Total				34,865,576

Machinery: Agricultural 0.72%
Imperial Tobacco Finance plc (United Kingdom)†(c)	2.95%	7/21/2020	72,375	72,591,039
Reynolds American, Inc.†	3.50%	8/4/2016	2,300	2,335,977
Reynolds American, Inc.	6.75%	6/15/2017	16,321	17,534,760

See Notes to Financial Statements.	207

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Machinery: Agricultural (continued)
Reynolds American, Inc.†	6.875%	5/1/2020	$65,779	$76,741,004
Reynolds American, Inc.	7.75%	6/1/2018	20,319	23,027,726
Reynolds American, Inc.†	8.125%	6/23/2019	44,986	53,071,379
Southern States Cooperative, Inc.†	10.00%	8/15/2021	8,514	7,492,320
Total				252,794,205

Machinery: Industrial/Specialty 0.08%
CNH Industrial Capital LLC	6.25%	11/1/2016	2,000	2,060,000
Stanley Black & Decker, Inc.	2.451%	11/17/2018	19,320	19,410,881
Xylem, Inc.	3.55%	9/20/2016	6,870	6,989,710
Total				28,460,591

Manufacturing 0.01%
Ingersoll-Rand Global Holding Co., Ltd.	2.875%	1/15/2019	2,990	3,040,178
Smith & Wesson Holding Corp.†	5.00%	7/15/2018	2,100	2,147,250
Total				5,187,428

Media 1.52%
Altice Financing SA (Luxembourg)†(c)	7.875%	12/15/2019	68,948	71,964,475
Block Communications, Inc.†	7.25%	2/1/2020	18,453	18,637,530
CCO Holdings LLC/CCO Holdings Capital Corp.	6.50%	4/30/2021	90,990	95,330,678
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	13,924	14,254,695
Cox Communications, Inc.†	5.875%	12/1/2016	40,048	41,705,026
Cox Communications, Inc.†	6.25%	6/1/2018	5,015	5,416,466
Cox Communications, Inc.†	9.375%	1/15/2019	17,676	20,680,955
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020	15,783	16,769,437
Neptune Finco Corp.†	10.125%	1/15/2023	48,089	50,373,227
Sirius XM Radio, Inc.†	5.25%	8/15/2022	14,587	15,407,519
Sky plc (United Kingdom)†(c)	9.50%	11/15/2018	1,389	1,654,637
Time Warner Cable, Inc.	8.25%	4/1/2019	18,619	21,569,702
Time Warner Cable, Inc.	8.75%	2/14/2019	20,144	23,560,624
Univision Communications, Inc.†	8.50%	5/15/2021	63,653	66,437,819
Viacom, Inc.	2.20%	4/1/2019	1,753	1,728,335
Viacom, Inc.	2.75%	12/15/2019	19,115	18,982,361
Viacom, Inc.	3.50%	4/1/2017	13,944	14,226,812
Viacom, Inc.	6.125%	10/5/2017	6,524	6,986,402
WideOpenWest Finance LLC/WideOpenWest Capital Corp.	10.25%	7/15/2019	29,357	28,219,416
Total				533,906,116

208	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous 0.79%
Anglo American Capital plc (United Kingdom)†(c)	1.271%	#	4/15/2016	$11,250	$11,205,158
Barrick North America Finance LLC	6.80%		9/15/2018	1,000	1,076,012
Glencore Finance Canada Ltd. (Canada)†(c)	2.70%		10/25/2017	5,572	5,117,386
Glencore Finance Canada Ltd. (Canada)†(c)	3.60%		1/15/2017	56,880	54,732,382
Glencore Finance Canada Ltd. (Canada)†(c)	5.80%		11/15/2016	15,486	15,295,894
Glencore Funding LLC†	1.567%	#	5/27/2016	27,700	27,056,363
Glencore Funding LLC†	1.681%	#	1/15/2019	4,400	3,798,388
Glencore Funding LLC†	1.70%		5/27/2016	36,440	35,711,200
Kinross Gold Corp. (Canada)(c)	3.625%		9/1/2016	77,837	77,557,020
New Gold, Inc. (Canada)†(c)	7.00%		4/15/2020	46,843	43,739,651
Total					275,289,454

Natural Gas 0.05%
CenterPoint Energy, Inc.	5.95%		2/1/2017	2,882	3,024,988
SourceGas LLC†	5.90%		4/1/2017	3,180	3,319,704
Southern Star Central Gas Pipeline, Inc.†	6.00%		6/1/2016	9,765	9,889,025
Total					16,233,717

Oil 3.08%
Afren plc (United Kingdom)†(a)(c)	6.625%		12/9/2020	8,099	202,486
Afren plc (United Kingdom)†(a)(c)	10.25%		4/8/2019	11,027	275,674
Afren plc (United Kingdom)†(a)(c)	11.50%		2/1/2016	16,833	420,829
Anadarko Petroleum Corp.	5.95%		9/15/2016	73,049	75,540,774
Anadarko Petroleum Corp.	6.375%		9/15/2017	2,081	2,227,912
Anadarko Petroleum Corp.	8.70%		3/15/2019	6,532	7,653,061
Antero Resources Corp.	6.00%		12/1/2020	12,232	11,803,880
Bill Barrett Corp.	7.00%		10/15/2022	968	689,700
Bill Barrett Corp.	7.625%		10/1/2019	4,635	3,592,125
Canadian Natural Resources Ltd. (Canada)(c)	5.70%		5/15/2017	25,892	27,166,508
Canadian Oil Sands Ltd. (Canada)†(c)	7.75%		5/15/2019	28,636	31,548,281
Carrizo Oil & Gas, Inc.	7.50%		9/15/2020	47,534	46,820,990
Chaparral Energy, Inc.	8.25%		9/1/2021	18,815	4,609,675
Chaparral Energy, Inc.	9.875%		10/1/2020	31,305	8,608,875
Chesapeake Energy Corp.	6.50%		8/15/2017	6,258	4,396,245
Cimarex Energy Co.	5.875%		5/1/2022	7,892	8,309,945
Clayton Williams Energy, Inc.	7.75%		4/1/2019	4,828	4,538,320
CNOOC Finance 2013 Ltd. (Hong Kong)(c)	1.75%		5/9/2018	9,700	9,577,053
CNPC General Capital Ltd. (China)†(c)	1.262%	#	5/14/2017	27,800	27,701,171
CNPC General Capital Ltd. (China)†(c)	1.45%		4/16/2016	16,600	16,606,524

See Notes to Financial Statements.	209

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
CNPC General Capital Ltd. (China)†(c)	2.75%		4/19/2017	$9,800	$9,925,440
Concho Resources, Inc.	6.50%		1/15/2022	2,464	2,525,600
Concho Resources, Inc.	7.00%		1/15/2021	7,719	7,989,165
Continental Resources, Inc.	7.125%		4/1/2021	103,099	107,391,630
Continental Resources, Inc.	7.375%		10/1/2020	85,836	88,142,842
Delek & Avner Tamar Bond Ltd. (Israel)†(c)	2.803%		12/30/2016	10,000	10,026,600
Denbury Resources, Inc.	5.50%		5/1/2022	24,287	15,179,375
Devon Energy Corp.	6.30%		1/15/2019	19,077	21,070,546
Harvest Operations Corp. (Canada)†(c)	2.125%		5/14/2018	4,800	4,797,461
Hess Corp.	1.30%		6/15/2017	3,275	3,232,245
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%		4/15/2021	28,799	29,518,975
Korea National Oil Corp. (South Korea)†(c)	2.75%		1/23/2019	10,000	10,121,880
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%		12/1/2020	12,475	5,800,875
MEG Energy Corp. (Canada)†(c)	6.50%		3/15/2021	15,374	13,298,510
Noble Energy, Inc.	5.625%		5/1/2021	51,146	51,716,841
Noble Energy, Inc.	5.875%		6/1/2022	65,059	65,378,114
OGX Austria GmbH (Austria)†(a)(c)	8.50%		6/1/2018	31,150	3,427
Petrobras Global Finance BV (Netherlands)(c)	2.694%	#	3/17/2017	45,438	42,825,315
Petroleos de Venezuela SA (Venezuela)(c)	5.25%		4/12/2017	3,250	1,868,750
Petroleos Mexicanos (Mexico)(c)	2.335%	#	7/18/2018	14,600	14,614,600
Pioneer Natural Resources Co.	6.65%		3/15/2017	3,200	3,357,968
Pioneer Natural Resources Co.	6.875%		5/1/2018	564	610,952
Range Resources Corp.	5.00%		8/15/2022	15,451	13,751,390
Range Resources Corp.	5.75%		6/1/2021	21,246	19,918,125
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(c)	5.832%		9/30/2016	3,551	3,634,982
Rowan Cos., Inc.	7.875%		8/1/2019	31,066	31,366,098
Seven Generations Energy Ltd. (Canada)†(c)	8.25%		5/15/2020	19,199	18,719,025
Sinopec Capital 2013 Ltd.†	1.25%		4/24/2016	9,600	9,605,098
Sinopec Group Overseas Development 2013 Ltd.†	2.50%		10/17/2018	19,500	19,599,352
Sinopec Group Overseas Development 2014 Ltd.†	1.101%	#	4/10/2017	37,800	37,740,011
Sinopec Group Overseas Development 2015 Ltd.†	2.50%		4/28/2020	14,500	14,336,629
SM Energy Co.	6.50%		11/15/2021	2,184	2,134,860
Southwestern Energy Co.	3.30%		1/23/2018	13,837	12,676,588
Sunoco, Inc.	5.75%		1/15/2017	12,908	13,361,058
Valero Energy Corp.	9.375%		3/15/2019	12,258	14,770,044
W&T Offshore, Inc.	8.50%		6/15/2019	14,782	6,245,395
Whiting Canadian Holding Co. ULC	8.125%		12/1/2019	55,086	57,510,059

210	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Woodside Finance Ltd. (Australia)†(c)	8.75%	3/1/2019	$2,850	$3,301,896
Total				1,080,357,749

Oil: Crude Producers 3.49%
Buckeye Partners LP	4.875%	2/1/2021	8,650	8,670,674
Buckeye Partners LP	6.05%	1/15/2018	12,483	13,123,965
Columbia Pipeline Group, Inc.†	3.30%	6/1/2020	43,974	43,514,516
Copano Energy LLC/Copano Energy Finance Corp.	7.125%	4/1/2021	113,845	117,018,429
DCP Midstream LLC†	9.75%	3/15/2019	35,992	38,582,848
Enbridge Energy Partners LP	5.20%	3/15/2020	11,550	11,997,054
Enbridge Energy Partners LP	6.50%	4/15/2018	3,525	3,774,048
Enbridge Energy Partners LP	9.875%	3/1/2019	47,637	55,250,774
Energy Transfer Partners LP	2.50%	6/15/2018	14,444	14,112,684
Energy Transfer Partners LP	9.00%	4/15/2019	92,653	107,372,134
Energy Transfer Partners LP	9.70%	3/15/2019	51,882	60,404,708
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%	6/1/2022	85,409	92,629,050
Enterprise Products Operating LLC	6.30%	9/15/2017	4,027	4,328,799
Enterprise Products Operating LLC	6.50%	1/31/2019	1,000	1,110,242
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	3,175	3,634,648
Gulf South Pipeline Co. LP†	6.30%	8/15/2017	1,300	1,364,058
Hiland Partners LP/Hiland Partners Finance Corp.†	5.50%	5/15/2022	30,796	30,237,823
Hiland Partners LP/Hiland Partners Finance Corp.†	7.25%	10/1/2020	160,205	165,211,406
Kinder Morgan Energy Partners LP	6.50%	4/1/2020	8,003	8,486,213
Kinder Morgan Finance Co. LLC	5.70%	1/5/2016	423	424,577
Kinder Morgan, Inc.	7.00%	6/15/2017	15,568	16,236,474
Kinder Morgan, Inc.	7.25%	6/1/2018	42,923	46,533,597
Magellan Midstream Partners LP	5.65%	10/15/2016	12,293	12,703,414
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	50,957	49,300,897
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	9,427	10,415,704
Plains All American Pipeline LP/PAA Finance Corp.	8.75%	5/1/2019	4,401	5,155,331
Regency Energy Partners LP/Regency Energy Finance Corp.	6.50%	7/15/2021	68,966	71,379,810
Sabine Pass LNG LP	6.50%	11/1/2020	41,124	41,124,000
Sabine Pass LNG LP	7.50%	11/30/2016	13,400	13,735,000
Spectra Energy Partners LP	2.95%	6/15/2016	9,866	9,936,650
Sunoco Logistics Partners Operations LP	6.125%	5/15/2016	17,395	17,718,060
Williams Partners LP/ACMP Finance Corp.	4.875%	5/15/2023	37,253	32,828,685

See Notes to Financial Statements.	211

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Williams Partners LP/ACMP Finance Corp.	6.125%	7/15/2022	$114,446	$114,311,068
Total				1,222,627,340

Oil: Integrated Domestic 0.41%
Cameron International Corp.	1.15%	12/15/2016	10,390	10,355,142
Cameron International Corp.	1.40%	6/15/2017	9,353	9,275,875
Cameron International Corp.	6.375%	7/15/2018	5,515	6,013,677
Weatherford International Ltd.	9.625%	3/1/2019	116,171	117,768,351
Total				143,413,045

Paper & Forest Products 0.08%
Georgia-Pacific LLC†	5.40%	11/1/2020	1,450	1,607,283
Mercer International, Inc. (Canada)(c)	7.00%	12/1/2019	26,900	27,774,250
Total				29,381,533

Real Estate Investment Trusts 2.09%
American Tower Corp.	2.80%	6/1/2020	51,635	51,425,000
American Tower Corp.	7.25%	5/15/2019	76,170	86,977,000
Boston Properties LP	5.625%	11/15/2020	781	877,121
DDR Corp.	7.50%	4/1/2017	13,676	14,659,933
DDR Corp.	7.50%	7/15/2018	1,880	2,122,699
DDR Corp.	9.625%	3/15/2016	7,531	7,704,657
Digital Delta Holdings LLC†	3.40%	10/1/2020	9,650	9,699,669
Digital Realty Trust LP	5.875%	2/1/2020	77,543	85,618,638
EPR Properties	7.75%	7/15/2020	69,399	81,226,325
Goodman Funding Pty Ltd. (Australia)†(c)	6.375%	11/12/2020	9,383	10,751,820
HCP, Inc.	3.75%	2/1/2019	5,744	5,972,904
HCP, Inc.	5.625%	5/1/2017	575	604,165
HCP, Inc.	6.00%	1/30/2017	1,035	1,084,048
HCP, Inc.	6.30%	9/15/2016	3,264	3,382,415
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	15,044	16,703,504
Hospitality Properties Trust	6.30%	6/15/2016	28,827	28,940,204
Hospitality Properties Trust	6.70%	1/15/2018	5,210	5,538,235
Kilroy Realty LP	4.80%	7/15/2018	21,148	22,277,790
Kilroy Realty LP	6.625%	6/1/2020	5,775	6,594,969
Potlatch Corp.	6.95%	12/15/2015	1,500	1,501,875
Reckson Operating Partnership LP	6.00%	3/31/2016	6,716	6,805,558
Regency Centers LP	5.875%	6/15/2017	1,540	1,630,649
Senior Housing Properties Trust	3.25%	5/1/2019	15,331	15,328,700

212	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
Senior Housing Properties Trust	6.75%	4/15/2020	$43,603	$48,566,765
SL Green Realty Corp.	5.00%	8/15/2018	11,525	12,198,717
SL Green Realty Corp.	7.75%	3/15/2020	34,295	40,368,164
UDR, Inc.	5.25%	1/15/2016	624	626,525
Ventas Realty LP	1.55%	9/26/2016	500	501,693
Vereit Operating Partnership LP	2.00%	2/6/2017	59,135	58,543,650
Vereit Operating Partnership LP	3.00%	2/6/2019	102,084	98,893,875
Weyerhaeuser Co.	7.375%	10/1/2019	4,381	5,084,194
Total				732,211,461

Retail 1.09%
Checkers Drive-In Restaurants, Inc.†	11.00%	12/1/2017	4,273	4,497,760
Chinos Intermediate Holdings A, Inc. PIK†	7.75%	5/1/2019	71,738	18,524,446
Darden Restaurants, Inc.	6.45%	10/15/2017	107,180	117,657,059
DBP Holding Corp.†	7.75%	10/15/2020	15,883	9,212,140
Dollar General Corp.	4.125%	7/15/2017	41,813	43,172,090
Neiman Marcus Group Ltd. LLC PIK†	8.75%	10/15/2021	23,771	21,275,045
Petco Animal Supplies, Inc.†	9.25%	12/1/2018	25,704	26,442,990
PETCO Holdings, Inc. PIK†	8.50%	10/15/2017	40,243	41,098,164
QVC, Inc.	3.125%	4/1/2019	6,335	6,255,134
Rite Aid Corp.	9.25%	3/15/2020	4,651	4,976,570
Sally Holdings LLC/Sally Capital, Inc.	6.875%	11/15/2019	30,401	31,520,517
Serta Simmons Bedding LLC†	8.125%	10/1/2020	50,814	53,227,665
Walgreen Co.	5.25%	1/15/2019	1,000	1,078,743
Yum! Brands, Inc.	6.25%	4/15/2016	1,698	1,726,282
Total				380,664,605

Retail: Specialty 0.10%
Avon Products, Inc.	6.35%	3/15/2020	46,126	34,253,168

Steel 0.24%
Allegheny Technologies, Inc.	9.375%	6/1/2019	70,746	70,834,432
Vale Overseas Ltd. (Brazil)(c)	6.25%	1/11/2016	14,390	14,407,988
Total				85,242,420

Technology 0.76%
Alibaba Group Holding Ltd. (China)(c)	1.625%	11/28/2017	48,570	48,226,222
Alibaba Group Holding Ltd. (China)(c)	2.50%	11/28/2019	63,412	62,221,440
Baidu, Inc. (China)(c)	2.25%	11/28/2017	18,800	18,820,266
Baidu, Inc. (China)(c)	2.75%	6/9/2019	14,800	14,790,572

See Notes to Financial Statements.	213

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Technology (continued)
Baidu, Inc. (China)(c)	3.25%		8/6/2018	$14,500	$14,779,531
Expedia, Inc.	7.456%		8/15/2018	46,996	52,953,636
Tencent Holdings Ltd. (China)†(c)	2.00%		5/2/2017	14,800	14,824,568
Tencent Holdings Ltd. (China)†(c)	3.375%		5/2/2019	25,350	25,853,983
Tencent Holdings Ltd. (China)†(c)	4.625%		12/12/2016	13,100	13,478,944
Total					265,949,162

Telecommunications 1.28%
America Movil SAB de CV (Mexico)(c)	1.336%	#	9/12/2016	19,400	19,402,929
AT&T, Inc.	2.45%		6/30/2020	48,255	47,841,455
AT&T, Inc.	5.50%		2/1/2018	20,226	21,870,697
AT&T, Inc.	5.80%		2/15/2019	8,504	9,461,976
Embarq Corp.	7.082%		6/1/2016	12,760	13,111,410
Frontier Communications Corp.	8.50%		4/15/2020	63,647	63,885,676
Frontier Communications Corp.†	8.875%		9/15/2020	74,815	75,189,075
Intelsat Jackson Holdings SA (Luxembourg)(c)	7.25%		4/1/2019	49,565	43,524,266
Level 3 Financing, Inc.	8.625%		7/15/2020	15,822	16,672,433
Sable International Finance Ltd.†	8.75%		2/1/2020	25,052	26,492,490
T-Mobile USA, Inc.	6.464%		4/28/2019	65,995	67,974,850
T-Mobile USA, Inc.	6.625%		11/15/2020	36,626	37,816,345
VimpelCom Holdings BV (Netherlands)†(c)	5.20%		2/13/2019	4,800	4,775,928
Total					448,019,530

Transportation: Miscellaneous 0.17%
Con-way, Inc.	7.25%		1/15/2018	9,243	9,339,710
Kazakhstan Temir Zholy Finance BV (Netherlands)(c)	7.00%		5/11/2016	12,700	12,934,950
Ryder System, Inc.	5.85%		11/1/2016	14,750	15,370,533
Transnet SOC Ltd. (South Africa)†(c)	4.50%		2/10/2016	20,500	20,603,463
Total					58,248,656
Total Corporate Bonds (cost $15,608,128,486)					15,268,284,354

FLOATING RATE LOANS(e) 5.15%

Air Transportation 0.02%
Delta Air Lines, Inc. 2014 Term Loan B2	2.25%		4/18/2016	8,255	8,254,557

Biotechnology Research & Production 0.10%
Amgen, Inc. Term Loan	1.327%		9/18/2018	34,936	34,877,900

214	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Business Services 0.15%
Hertz Corp. (The) Letter of Credit Term Loan	1.00%	3/11/2018	$37,237	$36,538,931
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	16,517	15,030,085
Total				51,569,016

Computer Software 0.37%
Activision Blizzard, Inc. Term Loan	3.25%	10/12/2020	98,527	98,773,219
First Data Corp. 2018 2nd New Term Loan B	3.712%	9/24/2018	1,950	1,934,556
First Data Corp. 2018 New Dollar Term Loan	3.71% – 3.92%	3/23/2018	29,716	29,448,369
Total				130,156,144

Containers 0.07%
Owens Illinois, Inc. Term Loan B	3.50%	9/1/2022	23,368	23,412,248

Drugs 0.22%
Actavis, Inc. Term Loan A1	1.982%	10/31/2017	3,257	3,253,853
Express Scripts Holding Co. 2 Year Term Loan	1.357%	4/28/2017	27,400	27,348,762
Express Scripts Holding Co. 5 Year Term Loan	1.482%	4/28/2020	33,328	33,203,145
Warner Chilcott Corp. 3 Year Term Loan	1.732%	10/1/2016	5,007	4,998,077
Warner Chilcott Corp. 5 Year Term Loan A	1.857%	10/1/2018	9,678	9,660,255
Total				78,464,092

Electric: Power 0.20%
Moxie Liberty LLC Advance Construction Term Loan B1	7.50%	8/21/2020	25,515	24,238,905
Moxie Patriot LLC Advanced Construction Term Loan B1	6.75%	12/19/2020	15,299	14,534,395
Panda Sherman Power LLC Advance Construction Term Loan	9.00%	9/14/2018	9,172	8,346,550
Texas Competitive Electric Holdings Co. LLC DIP 2014 Delayed Draw Term Loan	3.75%	11/7/2016	22,533	22,504,883
Total				69,624,733

Electrical Equipment 0.63%
Avago Technologies Cayman Ltd. Term Loan	3.75%	5/6/2021	74,275	74,280,635
Avago Technologies Term Loan B	–(f)	11/11/2022	86,450	85,666,763
Sensata Technologies B.V. 6th Amendment Term Loan (Netherlands)(c)	3.00%	10/14/2021	60,209	59,886,343
Total				219,833,741

Electrical: Household 0.01%
Energizer Holdings, Inc. Term Loan	3.25%	6/30/2022	4,988	4,964,632

See Notes to Financial Statements.	215

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment 0.18%
Kasima LLC Term Loan	3.25%	5/17/2021	$64,003	$63,816,050

Financial Services 0.46%
Delos Finance S.A.R.L. Term Loan (Luxembourg)(c)	3.50%	3/6/2021	95,105	94,877,223
Synchrony Financial Term Loan	2.092%	8/5/2019	66,853	66,685,534
Total				161,562,757

Financial: Miscellaneous 0.05%
Windsor Financing LLC Facility B Term Loan	6.25%	12/5/2017	16,351	16,269,638

Food/Beverage 0.12%
Aramark Corp. Term Loan E	3.25%	9/7/2019	43,871	43,761,355

Gaming 0.29%
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	101,384	101,207,021

Health Care Products 0.49%
Fresenius US Finance I, Inc. Tranche B Term Loan (Germany)(c)	2.326%	8/7/2019	97,829	97,982,047
Mallinckrodt International Finance SA Initial Term Loan B (Luxembourg)(c)	3.25%	3/19/2021	77,666	74,818,437
Total				172,800,484

Health Care Services 0.18%
Fresenius Medical Care AG & Co. KGaA Tranche A Term Loan	1.697%	10/30/2019	45,061	45,011,161
Laboratory Corporation of America Holdings Term Loan	1.482%	12/19/2019	16,385	16,395,740
Total				61,406,901

Household Equipment/Products 0.09%
Dell International LLC Term Loan B2	4.00%	4/29/2020	33,001	32,877,411

Lodging 0.42%
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	145,846	143,640,343
ROC Finance LLC Funded Term Loan B	5.00%	6/20/2019	2,940	2,780,138
Total				146,420,481

Media 0.69%
AMC Networks, Inc. Term Loan A	1.695%	12/16/2019	134,189	132,679,269
Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020	72,671	71,736,162
CSC Holdings LLC Term Loan B	2.732%	4/17/2020	38,285	37,985,751
Total				242,401,182

216	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)			Fair Value
Miscellaneous 0.18%
Harris Corp. 3 Year Tranche Term Loan	1.74%	5/29/2018		$18,546		$18,546,154
Harris Corp. 5 Year Tranche Term Loan	1.74%	5/29/2020		45,771		45,771,000
Total						64,317,154

Oil 0.01%
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020		7,322		2,242,362

Retail 0.12%
Rite Aid Corp. 2nd Lien Tranche 2 Term Loan	4.875%	6/21/2021		17,827		17,877,094
Staples, Inc. Initial Term Loan	–(f)	4/23/2021		23,031		22,784,683
Total						40,661,777

Telecommunications 0.10%
AT&T, Inc. Tranche A Term Loan	1.329%	3/2/2018		19,465		19,452,835
DigitalGlobe, Inc. Term Loan	3.75%	1/31/2020		15,892		15,534,456
Total						34,987,291
Total Floating Rate Loans (cost $1,822,896,555)						1,805,888,927

FOREIGN BONDS(b) 0.05%

France 0.02%
SMCP SAS†	8.875%	6/15/2020	EUR	6,469		7,348,047

United Kingdom 0.03%
R&R Ice Cream plc PIK†	9.25%	5/15/2018	EUR	9,176		9,895,245
Total Foreign Bonds (cost $20,348,539)						17,243,292

FOREIGN GOVERNMENT OBLIGATIONS(c) 0.26%

Argentina 0.03%
City of Buenos Aires†	9.95%	3/1/2017		$8,100		8,413,875
Provincia de Neuquen†	7.875%	4/26/2021		2,208		2,218,688
Total						10,632,563

Brazil 0.02%
Federal Republic of Brazil	8.00%	1/15/2018		6,472		6,812,014

Dominican Republic 0.02%
Dominican Republic†	9.04%	1/23/2018		7,585		8,078,302

Gabon 0.00%
Republic of Gabon†	6.375%	12/12/2024		–	(g)	223

See Notes to Financial Statements.	217

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Ghana 0.05%
Republic of Ghana†	8.50%		10/4/2017	$16,925	$17,130,740

Iceland 0.02%
Republic of Iceland†	4.875%		6/16/2016	6,665	6,814,783

Indonesia 0.05%
Perusahaan Penerbit SBSN†	4.00%		11/21/2018	5,800	6,078,400
Republic of Indonesia†	6.875%		1/17/2018	11,823	12,939,753
Total					19,018,153

Mongolia 0.02%
Republic of Mongolia†	4.125%		1/5/2018	5,800	5,365,000

Peru 0.05%
Republic of Peru	7.125%		3/30/2019	10,000	11,540,000
Republic of Peru	8.375%		5/3/2016	3,900	4,022,031
Total					15,562,031
Total Foreign Government Obligations (cost $89,369,761)					89,413,809

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 2.08%
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.69%	#	10/25/2030	48,774	51,159,980
Federal Home Loan Mortgage Corp. 2012-K705 C†	4.303%	#	9/25/2044	4,165	4,312,172
Federal Home Loan Mortgage Corp. 2012-K706 B†	4.167%	#	11/25/2044	6,835	7,138,489
Federal Home Loan Mortgage Corp. 2012-K707 B†	4.019%	#	1/25/2047	6,970	7,164,586
Federal Home Loan Mortgage Corp. 2012-K708 C†	3.886%	#	2/25/2045	6,800	6,921,385
Federal Home Loan Mortgage Corp. 2012-K709 B†	3.872%	#	4/25/2045	31,200	32,161,752
Federal Home Loan Mortgage Corp. 2012-K709 C†	3.872%	#	4/25/2045	8,343	8,557,085
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.95%	#	6/25/2047	11,400	11,828,077
Federal Home Loan Mortgage Corp. 2012-K711 B†	3.684%	#	8/25/2045	17,975	18,479,111
Federal Home Loan Mortgage Corp. 2012-K711 C†	3.684%	#	8/25/2045	20,300	20,697,862
Federal Home Loan Mortgage Corp. 2013-K502 C†	3.296%	#	3/25/2045	5,000	5,062,087
Federal Home Loan Mortgage Corp. 2013-K712 B†	3.486%	#	5/25/2045	12,100	12,374,360
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.274%	#	4/25/2046	35,440	35,964,540
Federal Home Loan Mortgage Corp. 2014-K503 B†	3.079%	#	10/25/2047	37,094	37,550,627
Federal Home Loan Mortgage Corp. K503 X1 IO	0.691%	#	8/25/2019	297,428	4,902,617
Government National Mortgage Assoc. 2013-162 A	2.75%		9/16/2046	13,230	13,269,606
Government National Mortgage Assoc. 2013-171 IO	1.025%	#	6/16/2054	51,495	4,114,847
Government National Mortgage Assoc. 2013-193 IO	1.088%	#	1/16/2055	131,242	10,507,141

218	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	$49,407	$50,108,849
Government National Mortgage Assoc. 2014-112 A	3.00%		1/16/2048	25,865	26,637,552
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	20,414	20,621,710
Government National Mortgage Assoc. 2014-15 IO	0.997%	#	8/16/2054	68,945	4,933,261
Government National Mortgage Assoc. 2014-164 AK	2.90%		3/16/2055	19,060	19,622,028
Government National Mortgage Assoc. 2014-172 A	3.05%		1/16/2049	14,055	14,482,444
Government National Mortgage Assoc. 2014-186 AP	2.80%		4/16/2050	47,491	48,277,634
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	17,835	17,997,388
Government National Mortgage Assoc. 2014-64 IO	1.307%	#	12/16/2054	74,312	6,372,960
Government National Mortgage Assoc. 2014-70 A	2.50%		3/16/2049	8,014	8,082,371
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	11,993	12,049,780
Government National Mortgage Assoc. 2014-78 IO	0.802%	#	3/16/2056	69,401	4,461,150
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055	45,755	46,619,291
Government National Mortgage Assoc. 2015-22 AS	2.90%		1/16/2049	45,951	46,952,092
Government National Mortgage Assoc. 2015-33 AS	2.90%	#	5/16/2054	41,544	42,461,316
Government National Mortgage Assoc. 2015-41 AD	2.90%	#	8/16/2055	45,796	46,800,432
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	19,649	20,001,398
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $726,885,557)					728,647,980

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 3.45%
Federal Home Loan Mortgage Corp.	2.156%	#	6/1/2043	45,662	46,357,015
Federal Home Loan Mortgage Corp.	2.257%	#	2/1/2038	11,183	11,845,976
Federal Home Loan Mortgage Corp.	2.263%	#	6/1/2038	9,194	9,705,602

See Notes to Financial Statements.	219

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Mortgage Corp.	2.32%	#	4/1/2037	$21,644	$22,845,223
Federal Home Loan Mortgage Corp.	2.351%	#	5/1/2036	11,938	12,634,266
Federal Home Loan Mortgage Corp.	2.354%	#	9/1/2037	9,166	9,773,678
Federal Home Loan Mortgage Corp.	2.366%	#	10/1/2038	13,681	14,548,367
Federal Home Loan Mortgage Corp.	2.394%	#	10/1/2035	8,651	9,139,181
Federal Home Loan Mortgage Corp.	2.423%	#	12/1/2036 - 12/1/2039	53,182	56,487,924
Federal Home Loan Mortgage Corp.	2.455%	#	6/1/2038	9,205	9,721,112
Federal Home Loan Mortgage Corp.	2.461%	#	5/1/2037	15,085	16,087,718
Federal Home Loan Mortgage Corp.	2.485%	#	6/1/2041	8,507	9,063,708
Federal Home Loan Mortgage Corp.	2.486%	#	9/1/2035	10,309	10,932,958
Federal Home Loan Mortgage Corp.	2.547%	#	2/1/2037	13,521	14,395,388
Federal Home Loan Mortgage Corp.	2.58%	#	9/1/2036	27,839	29,686,813
Federal Home Loan Mortgage Corp.	2.691%	#	12/1/2035	10,834	11,614,658
Federal Home Loan Mortgage Corp.	3.077%	#	10/1/2043	8,517	8,791,645
Federal Home Loan Mortgage Corp.	3.13%	#	11/1/2043	7,910	8,189,617
Federal Home Loan Mortgage Corp.	3.209%	#	12/1/2040	7,348	7,703,675
Federal Home Loan Mortgage Corp.	3.409%	#	6/1/2042	38,534	40,893,356
Federal Home Loan Mortgage Corp.	3.718%	#	12/1/2040	14,636	15,330,553
Federal National Mortgage Assoc.	2.034%	#	6/1/2038	9,187	9,687,830
Federal National Mortgage Assoc.	2.153%	#	2/1/2036	17,752	18,711,501
Federal National Mortgage Assoc.	2.227%	#	3/1/2039	13,940	14,675,300
Federal National Mortgage Assoc.	2.232%	#	12/1/2035	32,154	33,843,401
Federal National Mortgage Assoc.	2.254%	#	10/1/2035	30,525	32,285,531
Federal National Mortgage Assoc.	2.297%	#	8/1/2037	17,027	18,024,161
Federal National Mortgage Assoc.	2.301%	#	8/1/2034	23,557	24,947,071
Federal National Mortgage Assoc.	2.304%	#	3/1/2038	19,780	20,938,314
Federal National Mortgage Assoc.	2.31%	#	12/1/2036	11,888	12,566,774
Federal National Mortgage Assoc.	2.333%	#	11/1/2036 - 4/1/2038	38,321	40,529,157
Federal National Mortgage Assoc.	2.346%	#	9/1/2036	11,923	12,570,804
Federal National Mortgage Assoc.	2.351%	#	1/1/2038	11,370	12,065,463
Federal National Mortgage Assoc.	2.352%	#	8/1/2038	11,259	11,913,947
Federal National Mortgage Assoc.	2.383%	#	9/1/2038	11,681	12,378,714
Federal National Mortgage Assoc.	2.40%	#	1/1/2038	10,966	11,645,274
Federal National Mortgage Assoc.	2.403%	#	7/1/2040	15,864	16,856,221
Federal National Mortgage Assoc.	2.411%	#	10/1/2036	21,778	23,135,532
Federal National Mortgage Assoc.	2.433%	#	11/1/2038	20,971	22,327,143

220	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.44%	#	10/1/2036	$13,263	$14,088,885
Federal National Mortgage Assoc.	2.46%	#	3/1/2038	10,801	11,490,995
Federal National Mortgage Assoc.	2.534%	#	12/1/2038	10,188	10,884,992
Federal National Mortgage Assoc.	2.58%		11/1/2018	14,977	15,432,091
Federal National Mortgage Assoc.	2.721%		12/1/2045	24,128	24,636,859
Federal National Mortgage Assoc.	2.735%		12/1/2045	21,900	22,396,172
Federal National Mortgage Assoc.	2.844%	#	10/1/2045	26,082	26,891,368
Federal National Mortgage Assoc.	2.897%	#	6/1/2042	22,162	22,801,058
Federal National Mortgage Assoc.	2.936%	#	5/1/2042	46,810	48,230,066
Federal National Mortgage Assoc.	3.148%	#	3/1/2042	34,368	36,229,843
Federal National Mortgage Assoc.	3.32%	#	1/1/2041	35,366	37,032,159
Federal National Mortgage Assoc.	3.372%	#	12/1/2040	16,753	17,647,310
Federal National Mortgage Assoc.	3.422%	#	12/1/2040	32,837	34,749,626
Federal National Mortgage Assoc.	3.457%	#	8/1/2041	20,942	22,097,675
Federal National Mortgage Assoc.	3.464%	#	10/1/2040	10,483	11,097,616
Federal National Mortgage Assoc.	3.472%	#	11/1/2040	48,223	51,009,476
Federal National Mortgage Assoc.	3.693%	#	1/1/2042	30,110	31,607,281
Federal National Mortgage Assoc.	3.697%	#	1/1/2041	18,984	19,914,597
Federal National Mortgage Assoc.	3.972%	#	4/1/2040	13,087	13,916,576
Federal National Mortgage Assoc.	4.171%	#	7/1/2040	8,928	9,446,142
Federal National Mortgage Assoc.	5.50%		1/1/2035	1,883	2,123,376
Total Government Sponsored Enterprises Pass-Throughs (cost $1,208,909,534)					1,208,574,734

MUNICIPAL BONDS 0.59%

Miscellaneous
IL State GO	2.42%		4/1/2017	3,935	3,924,690
IL State GO	2.77%		4/1/2018	9,500	9,415,355
IL State GO	4.35%		6/1/2018	6,495	6,625,485
IL State GO	4.833%		2/1/2017	3,675	3,764,229
IL State GO	5.365%		3/1/2017	6,285	6,497,684
IL State GO	5.375%		7/1/2018	700	736,477
IL State GO	5.665%		3/1/2018	6,515	6,862,640
IL State GO	5.877%		3/1/2019	640	688,518
IL State GO (AGM)	5.09%		4/1/2017	400	417,060
Kentucky Pub Transprtn Infrast Auth	3.22%		7/1/2017	3,855	3,935,492
New Jersey Bldg Auth	2.033%		6/15/2017	775	775,659
New Jersey Econ Dev Auth	1.096%		6/15/2016	29,030	28,989,358
New Jersey Econ Dev Auth	1.348%		3/1/2017	1,900	1,860,100

See Notes to Financial Statements.	221

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Miscellaneous (continued)
New Jersey Econ Dev Auth	1.648%		3/1/2018	$1,000	$984,080
New Jersey Econ Dev Auth	1.802%		6/15/2017	3,400	3,392,316
New Jersey Econ Dev Auth	2.421%		6/15/2018	20,745	20,710,978
New Jersey Econ Dev Auth (AGM)	Zero Coupon		2/15/2019	13,255	11,955,745
New Jersey Econ Dev Auth (AGM)	Zero Coupon		2/15/2020	14,750	12,645,028
New Jersey Econ Dev Auth (NPFGC)	Zero Coupon		2/15/2017	4,900	4,767,357
New Jersey Transp Tr Fnd Auth	1.087%		12/15/2016	32,800	32,708,488
New Jersey Transp Tr Fnd Auth	1.758%		12/15/2018	7,165	6,984,370
New Jersey Transp Tr Fnd Auth	3.60%		12/15/2017	280	286,975
New Jersey Transp Tr Fnd Auth	5.00%		6/15/2018	1,140	1,206,074
New Jersey Transp Tr Fnd Auth	5.00%		12/15/2018	10,940	11,654,820
New Jersey Transp Tr Fnd Auth	5.00%		12/15/2019	6,900	7,445,031
NJ Trans Trust Fund	5.00%		6/15/2019	1,000	1,072,820
NYC IDA—American Airlines AMT	2.00%	#	8/1/2028	9,600	9,618,144
San Luis Opispo Cnty CA	7.45%		9/1/2019	6,450	7,548,113
Total Municipal Bonds (cost $208,496,130)					207,473,086

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 24.86%
A10 Bridge Asset Financing LLC 2015-AA A†	2.247%	#	5/15/2030	88,518	88,518,020
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	41,238	42,861,669
Aventura Mall Trust 2013-AVM A†	3.743%	#	12/5/2032	51,464	54,415,893
Aventura Mall Trust 2013-AVM D†	3.743%	#	12/5/2032	5,000	5,104,862
Avenue of the Americas Trust 2015-1211 XA IO†	0.242%	#	8/10/2035	214,200	4,883,846
BAMLL Commercial Mortgage Securities Trust 2014-ICTS C†	1.597%	#	6/15/2028	10,000	9,958,541
BAMLL Commercial Mortgage Securities Trust 2014-IP A†	2.808%	#	6/15/2028	215,533	219,247,453
BAMLL Commercial Mortgage Securities Trust 2014-IP B†	2.808%	#	6/15/2028	23,050	23,392,336
BAMLL Commercial Mortgage Securities Trust 2014-IP C†	2.808%	#	6/15/2028	23,040	23,183,659
BAMLL-DB Trust 2012-OSI A2FX†	3.352%		4/13/2029	30,134	30,698,220
Banc of America Commercial Mortgage Trust 2006-6 AM	5.39%		10/10/2045	139,012	143,198,902
Banc of America Commercial Mortgage Trust 2007-2 AM	5.629%	#	4/10/2049	123,198	128,731,405
Banc of America Commercial Mortgage Trust 2007-3 AM	5.558%	#	6/10/2049	45,215	47,415,162

222	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage Trust 2007-3 AMF	5.317%		6/10/2049	$23,414	$24,457,716
Banc of America Re-REMIC Trust 2009-UB1 A4B†	5.665%	#	6/24/2050	25,851	27,022,106
Banc of America Re-REMIC Trust 2009-UB2 A4B5†	6.222%	#	12/24/2049	7,504	7,760,876
Banc of America Re-REMIC Trust 2010-RC30 A5B†	5.334%		12/16/2043	23,312	23,930,090
Banc of America Re-REMIC Trust 2010-UB3 A4B3†	6.146%	#	2/15/2051	9,770	10,179,701
Banc of America Re-REMIC Trust 2010-UB5 A4B†	5.675%	#	2/17/2051	10,000	10,605,000
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	25,675	25,515,006
BB-UBS Trust 2012-TFT B†	3.468%	#	6/5/2030	5,000	4,907,686
BBCMS Trust 2015-STP B†	3.927%		9/10/2028	11,400	11,711,589
BBCMS Trust 2015-STP C†	4.427%	#	9/10/2028	23,900	24,288,327
BBCMS Trust 2015-STP XA IO†	1.104%	#	9/10/2028	336,700	14,411,938
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	22,650	22,091,970
BCAP LLC Trust 2013-RR3 4A1†	0.357%	#	11/26/2036	6,903	6,705,604
BCAP LLC Trust 2014-RR1 5A1†	0.347%	#	5/26/2037	5,559	5,532,951
BCRR Trust 2009-1 1A2†	5.988%	#	8/17/2045	21,298	22,226,921
BCRR Trust 2009-1 2A2†	5.858%		7/17/2040	7,000	7,335,810
Bear Stearns Commercial Mortgage Securities Trust 2007-PW16 AM	5.722%	#	6/11/2040	29,308	30,872,805
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17 AM	5.882%	#	6/11/2050	7,154	7,574,392
Bear Stearns Deutsche Bank Trust 2005-AFR1 A2†	5.008%		9/15/2027	5,715	6,192,312
Boca Hotel Portfolio Trust 2013-BOCA D†	3.247%	#	8/15/2026	26,640	26,612,854
Boca Hotel Portfolio Trust 2013-BOCA E†	3.947%	#	8/15/2026	30,000	30,012,987
BWAY Mortgage Trust 2013-1515 XB IO†	0.403%	#	3/10/2033	103,040	3,553,850
Carefree Portfolio Trust 2014-CARE A†	1.517%	#	11/15/2019	31,596	31,786,821
Carefree Portfolio Trust 2014-CARE B†	2.047%	#	11/15/2019	19,350	19,508,020
CFCRE Commercial Mortgage Trust 2011-C1 A2†	3.759%		4/15/2044	7,642	7,674,187
CFCRE Commercial Mortgage Trust 2011-C2 AJ†	5.76%	#	12/15/2047	8,307	9,572,947
CG-CCRE Commercial Mortgage Trust 2014-FL1 A†	1.147%	#	6/15/2031	17,783	17,721,120
CG-CCRE Commercial Mortgage Trust 2014-FL1 XCP IO†	1.458%	#	6/15/2031	158,151	693,491
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	22,707	23,032,489
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	15,195	15,419,581
CGBAM Commercial Mortgage Trust 2015-SMRT E†	3.786%	#	4/10/2028	8,000	7,841,342
CGBAM Commercial Mortgage Trust 2015-SMRT F†	3.786%	#	4/10/2028	7,119	6,844,302
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.71%	#	12/10/2049	151,022	156,724,615

See Notes to Financial Statements.	223

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2009-RR1 CA4B†	5.322%		12/17/2049	$7,746	$7,996,428
Citigroup Commercial Mortgage Trust 2010-RR2 CA3B†	5.311%		12/19/2039	13,350	13,641,850
Citigroup Commercial Mortgage Trust 2012-GC8 XB IO†	0.166%	#	9/10/2045	218,445	2,328,138
Citigroup Commercial Mortgage Trust 2013-GC11 A2	1.987%		4/10/2046	40,010	40,137,656
Citigroup Commercial Mortgage Trust 2013-GC11 XA IO	1.86%	#	4/10/2046	702,081	50,790,228
Citigroup Commercial Mortgage Trust 2013-GC15 A2	3.161%		9/10/2046	19,400	20,059,138
Citigroup Commercial Mortgage Trust 2013-SMP C†	2.738%		1/12/2030	8,100	8,166,557
Citigroup Commercial Mortgage Trust 2013-SMP D†	3.008%	#	1/12/2030	8,600	8,631,445
Citigroup Commercial Mortgage Trust 2014-388G B†	1.247%	#	6/15/2033	25,448	25,216,530
Citigroup Commercial Mortgage Trust 2014-388G C†	1.597%	#	6/15/2033	16,250	16,000,725
Citigroup Commercial Mortgage Trust 2014-388G XCP IO†	0.643%		6/15/2033	753,631	1,130,446
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.305%	#	5/10/2047	271,806	21,613,742
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.226%	#	7/10/2047	120,131	2,301,350
Citigroup Commercial Mortgage Trust 2015-GC27 XA IO	1.445%	#	2/10/2048	128,292	12,295,912
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.479%	#	6/10/2048	255,297	8,324,382
Citigroup Mortgage Loan Trust 2013-2 2A1†	0.307%	#	10/25/2036	14,780	14,346,234
Citigroup Mortgage Loan Trust 2013-2 5A1†	0.337%	#	7/25/2036	10,427	9,904,749
Citigroup Mortgage Loan Trust 2013-3 1A1†	0.818%	#	7/25/2036	9,498	9,035,559
Citigroup Mortgage Loan Trust 2013-A A†	3.00%		5/25/2042	7,703	7,712,905
COBALT CMBS Commercial Mortgage Trust 2007-C2 AM†	5.461%		4/15/2047	19,780	20,680,928
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%		4/15/2047	84,035	87,987,057
Commercial Mortgage Pass-Through Certificates 2007-C9 AM	5.65%		12/10/2049	11,440	12,056,467

224	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	5.991%	#	7/10/2046	$17,961	$20,314,647
Commercial Mortgage Pass-Through Certificates 2010-RR1 GEA†	5.543%		12/11/2049	4,900	5,023,786
Commercial Mortgage Pass-Through Certificates 2012-9W57 X IO†	1.399%	#	2/10/2029	525,000	7,149,607
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	2.091%	#	10/15/2045	272,225	24,115,811
Commercial Mortgage Pass-Through Certificates 2012-LC4 XA IO†	2.396%	#	12/10/2044	87,167	8,560,554
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	32,043	31,757,457
Commercial Mortgage Pass-Through Certificates 2012-MVP A†	2.136%	#	11/17/2026	2,741	2,739,172
Commercial Mortgage Pass-Through Certificates 2012-MVP B†	1.797%	#	11/17/2026	30,343	30,177,024
Commercial Mortgage Pass-Through Certificates 2012-MVP C†	2.347%	#	11/17/2026	22,003	21,916,090
Commercial Mortgage Pass-Through Certificates 2012-MVP D†	3.197%	#	11/17/2026	23,700	23,777,606
Commercial Mortgage Pass-Through Certificates 2013-CR11 A2	3.047%		10/10/2046	15,240	15,653,225
Commercial Mortgage Pass-Through Certificates 2013-CR6 A2	2.122%		3/10/2046	115,710	116,346,174
Commercial Mortgage Pass-Through Certificates 2013-CR7 A2	2.022%		3/10/2046	50,705	51,014,573
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.50%	#	3/10/2046	334,817	23,190,806
Commercial Mortgage Pass-Through Certificates 2013-CR8 A2	2.367%		6/10/2046	10,000	10,094,538
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.709%	#	6/10/2046	605,690	18,641,429
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	12,000	12,215,741
Commercial Mortgage Pass-Through Certificates 2013-LC6 A2	1.906%		1/10/2046	72,485	72,617,437
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	30,622	29,801,914
Commercial Mortgage Pass-Through Certificates 2013-THL A1†	1.195%	#	6/8/2030	985	984,011

See Notes to Financial Statements.	225

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2013-THL B†	1.60%	#	6/8/2030	$14,775	$14,761,989
Commercial Mortgage Pass-Through Certificates 2013-THL C†	2.00%	#	6/8/2030	29,195	29,176,788
Commercial Mortgage Pass-Through Certificates 2013-THL D†	2.845%	#	6/8/2030	13,437	13,433,639
Commercial Mortgage Pass-Through Certificates 2013-WWP XB IO†	0.256%	#	3/10/2031	265,903	5,219,091
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.295%	#	8/10/2047	117,179	8,294,261
Commercial Mortgage Pass-Through Certificates 2014-CR21 XA IO	1.014%	#	12/10/2047	140,034	8,875,384
Commercial Mortgage Pass-Through Certificates 2014-FL4 C†	2.146%	#	7/13/2031	10,279	10,196,940
Commercial Mortgage Pass-Through Certificates 2014-KYO A†	1.097%	#	6/11/2027	37,500	37,318,537
Commercial Mortgage Pass-Through Certificates 2014-KYO B†	1.497%	#	6/11/2027	20,050	19,885,031
Commercial Mortgage Pass-Through Certificates 2014-KYO C†	1.847%	#	6/11/2027	30,247	29,932,023
Commercial Mortgage Pass-Through Certificates 2014-LC17 XA IO	1.015%	#	10/10/2047	158,272	8,305,243
Commercial Mortgage Pass-Through Certificates 2014-SAVA A†	1.347%	#	6/15/2034	12,896	12,864,256
Commercial Mortgage Pass-Through Certificates 2014-SAVA B†	1.947%	#	6/15/2034	19,574	19,508,893
Commercial Mortgage Pass-Through Certificates 2014-SAVA C†	2.597%	#	6/15/2034	29,459	29,330,111
Commercial Mortgage Pass-Through Certificates 2014-SAVA XCP IO†	3.386%	#	6/15/2034	411,391	7,597,043
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A2	2.844%		6/10/2047	13,000	13,308,257
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XA IO	1.098%	#	9/10/2047	268,052	16,051,873
Commercial Mortgage Pass-Through Certificates 2015-CR23 CMC†	3.685%	#	5/10/2048	6,900	6,865,810
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA IO†	0.797%	#	7/10/2050	193,364	9,386,125
Commercial Mortgage Trust 2006-GG7 AM	5.826%	#	7/10/2038	78,860	80,018,891
Core Industrial Trust 2015-CALW XA IO†	0.81%	#	2/10/2034	99,819	4,497,345
Core Industrial Trust 2015-WEST XA IO†	1.076%	#	2/10/2037	183,565	13,568,207

226	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Core Industrial Trust 2015-WEST XB IO†	0.703%	#	2/10/2037	$90,323	$5,140,734
Credit Suisse Commercial Mortgage Trust 2006-C5 AM	5.343%		12/15/2039	33,690	34,788,582
Credit Suisse Commercial Mortgage Trust 2008-C1 AM†	6.27%	#	2/15/2041	31,550	33,638,064
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA A†	5.384%		5/15/2023	2,600	2,733,055
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B2†	5.538%		5/15/2023	9,750	11,017,929
Credit Suisse Mortgage Capital Certificates 2006-C4 AM	5.509%		9/15/2039	78,151	79,950,980
Credit Suisse Mortgage Capital Certificates 2010-RR2 2B†	6.147%	#	9/15/2039	11,500	12,104,445
Credit Suisse Mortgage Capital Certificates 2010-UD1 BA†	5.928%	#	12/16/2049	21,825	23,058,756
Credit Suisse Mortgage Capital Certificates 2011-2R 4A1†	0.307%	#	2/27/2037	7,479	6,769,626
Credit Suisse Mortgage Capital Certificates 2012-7R 2A1†	3.516%	#	6/26/2036	9,685	9,847,325
Credit Suisse Mortgage Capital Certificates 2014-2R 22A1†	3.00%		7/27/2036	4,702	4,590,591
Credit Suisse Mortgage Capital Certificates 2014-2R 26A1†	3.00%		6/27/2037	29,106	28,640,340
Credit Suisse Mortgage Capital Certificates 2014-ICE X1CP IO†	1.686%		4/15/2027	93,798	644,864
Credit Suisse Mortgage Capital Certificates 2014-RS1 MRA†	0.534%	#	11/22/2046	66,913	62,563,689
Credit Suisse Mortgage Capital Certificates 2014-TIKI B†	1.546%	#	9/15/2038	9,616	9,534,910
Credit Suisse Mortgage Capital Certificates 2014-TIKI C†	1.996%	#	9/15/2038	29,782	29,521,014
Credit Suisse Mortgage Capital Certificates 2014-USA X1 IO†	0.697%	#	9/15/2037	115,519	5,225,500
Credit Suisse Mortgage Capital Certificates 2015-DEAL A†	1.517%	#	4/15/2029	9,507	9,510,263
Credit Suisse Mortgage Capital Certificates 2015-DEAL B†	2.047%	#	4/15/2029	28,546	28,429,270
CSAIL Commercial Mortgage Trust 2015-C4 A1	2.01%		11/15/2048	39,643	39,676,875
CSAIL Commercial Mortgage Trust 2015-C4 A2	3.157%		11/15/2048	13,828	14,253,087
DBRR Trust 2013-EZ3 B†	3.50%		12/18/2049	14,771	15,103,347
DBUBS Mortgage Trust 2011-LC1A A1†	3.742%		11/10/2046	26,045	26,142,171

See Notes to Financial Statements.	227

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	$20,620	$21,445,242
DBUBS Mortgage Trust 2011-LC2A A2†	3.386%		7/10/2044	15,823	15,918,988
DBUBS Mortgage Trust 2011-LC2A B†	4.998%		7/10/2044	6,825	7,515,986
DBUBS Mortgage Trust 2011-LC2A C†	5.453%	#	7/10/2044	5,000	5,515,192
DBUBS Mortgage Trust 2011-LC2A D†	5.453%	#	7/10/2044	8,790	9,276,185
DBUBS Mortgage Trust 2011-LC3A A3	4.638%		8/10/2044	3,200	3,325,935
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	23,456	23,972,841
DBWF Mortgage Trust 2015-LCM XA IO†	0.423%	#	6/10/2034	46,349	1,098,245
Del Coronado Trust 2013 HDC A†	0.997%	#	3/15/2026	9,200	9,201,029
Del Coronado Trust 2013 HDC B†	1.497%	#	3/15/2026	21,300	21,310,186
Del Coronado Trust 2013 HDC C†	1.797%	#	3/15/2026	12,500	12,507,979
Del Coronado Trust 2013 HDC E†	2.847%	#	3/15/2026	10,500	10,516,226
EQTY Mortgage Trust 2014-INNS C†	1.795%	#	5/8/2031	4,150	4,085,493
Extended Stay America Trust 2013-ESH7 A27†	2.958%		12/5/2031	15,045	15,131,620
Extended Stay America Trust 2013-ESH7 B7†	3.604%		12/5/2031	59,885	60,147,997
Extended Stay America Trust 2013-ESH7 C7†	3.902%		12/5/2031	64,273	64,568,630
Extended Stay America Trust 2013-ESH7 D7†	4.171%	#	12/5/2031	25,115	25,271,522
GAHR Commercial Mortgage Trust 2015-NRF BFX†	3.495%	#	12/15/2019	19,935	20,110,952
GAHR Commercial Mortgage Trust 2015-NRF EFX†	3.495%	#	12/15/2019	31,980	30,248,955
GRACE Mortgage Trust 2014-GRCE A†	3.369%		6/10/2028	12,555	13,025,984
GRACE Mortgage Trust 2014-GRCE B†	3.52%		6/10/2028	4,450	4,573,277
Granite Master Issuer plc 2005-1 A4 (United Kingdom)(c)	0.407%	#	12/20/2054	8,987	8,989,126
Granite Master Issuer plc 2005-2 A6 (United Kingdom)(c)	0.467%	#	12/20/2054	3,664	3,664,947
Granite Master Issuer plc 2006-3 A7 (United Kingdom)(c)	0.407%	#	12/20/2054	2,828	2,827,070
Granite Master Issuer plc 2007-1 3A1 (United Kingdom)(c)	0.407%	#	12/20/2054	2,855	2,856,122
Great Wolf Trust 2015-WOLF A†	1.647%	#	5/15/2034	9,500	9,490,336
Great Wolf Trust 2015-WOLF C†	2.697%	#	5/15/2034	9,500	9,432,850
GS Mortgage Securities Corp. II 2012-GCJ9 XA IO	2.329%	#	11/10/2045	119,288	11,905,997
GS Mortgage Securities Corp. II 2012-GCJ9 XB IO†	0.402%	#	11/10/2045	93,111	2,273,966
GS Mortgage Securities Corp. II 2013-KING A†	2.706%		12/10/2027	22,588	22,947,001
GS Mortgage Securities Corp. II 2013-KING B†	3.241%		12/10/2027	19,505	19,877,752
GS Mortgage Securities Corp. II 2013-KING C†	3.435%	#	12/10/2027	19,750	20,090,360
GS Mortgage Securities Corp. II 2013-KING E†	3.435%	#	12/10/2027	3,000	2,895,655
GS Mortgage Securities Corp. Trust 2012-SHOP A†	2.933%		6/5/2031	7,110	7,292,140

228	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2012-SHOP B†	3.311%		6/5/2031	$25,715	$26,398,762
GS Mortgage Securities Corp. Trust 2012-SHOP C†	3.633%		6/5/2031	35,200	36,106,484
GS Mortgage Securities Corp. Trust 2012-SHOP D†	4.182%		6/5/2031	13,750	14,153,580
GS Mortgage Securities Corp. Trust 2013-NYC5 A†	2.318%		1/10/2030	40,000	40,454,068
GS Mortgage Securities Corp. Trust 2013-NYC5 D†	3.479%		1/10/2030	8,679	8,799,306
GS Mortgage Securities Corp. Trust 2014-NEW B†	3.79%		1/10/2031	12,370	12,741,288
GS Mortgage Securities Trust 2006-GG8 AM	5.591%		11/10/2039	61,563	63,201,056
GS Mortgage Securities Trust 2009-RR1 MLB†	5.147%		12/14/2049	15,553	16,006,802
GS Mortgage Securities Trust 2010-C1 D†	6.079%	#	8/10/2043	2,209	2,370,693
GS Mortgage Securities Trust 2010-C2 A1†	3.849%		12/10/2043	7,993	8,249,449
GS Mortgage Securities Trust 2011-GC3 C†	5.642%	#	3/10/2044	5,000	5,486,865
GS Mortgage Securities Trust 2012-GC6 XA IO†	2.06%	#	1/10/2045	207,390	18,594,030
GS Mortgage Securities Trust 2013-G1 A1†	2.059%		4/10/2031	18,734	18,398,472
GS Mortgage Securities Trust 2013-GC12 A2	2.011%		6/10/2046	99,161	99,505,624
GS Mortgage Securities Trust 2013-GC12 XA IO	1.733%	#	6/10/2046	579,748	46,058,723
GS Mortgage Securities Trust 2013-GC14 A1	1.217%		8/10/2046	143	143,220
GS Mortgage Securities Trust 2014-GC26 XA IO	1.104%	#	11/10/2047	106,079	7,409,603
GS Mortgage Securities Trust 2015-GS1 XA IO	0.846%	#	11/10/2048	96,938	6,360,160
H/2 Asset Funding 2014-1 Ltd.	2.103%		3/19/2037	91,280	91,464,596
H/2 Asset Funding 2015-1A-AFL	1.846%		6/24/2049	46,987	46,280,368
H/2 Asset Funding 2015-1A-AFX	3.353%		6/24/2049	23,482	23,435,264
H/2 Asset Funding 2015-1A-BFX	3.993%		6/24/2049	23,250	22,978,366
HILT Mortgage Trust 2014-ORL B†	1.397%	#	7/15/2029	7,600	7,533,205
HILT Mortgage Trust 2014-ORL C†	1.797%	#	7/15/2029	9,550	9,490,902
HILT Mortgage Trust 2014-ORL XCP IO†	1.104%		7/15/2029	7,557	10,661
Hudsons Bay Simon JV Trust 2015-HB10 XA10 IO†	1.293%	#	8/5/2034	150,785	16,125,702
Hudsons Bay Simon JV Trust 2015-HB7 XA7 IO†	1.245%	#	8/5/2034	171,661	12,990,446
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	55,220	54,933,213
Irvine Core Office Trust 2013-IRV XA IO†	1.211%	#	5/15/2048	112,524	4,603,829
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AM	5.466%		6/12/2047	23,675	24,438,344
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB18 AMFX	5.40%		6/12/2047	16,735	17,371,312
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19 AM	5.883%	#	2/12/2049	14,309	14,862,464
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST C†	7.445%	#	12/5/2027	5,730	6,680,362

See Notes to Financial Statements.	229

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C1 A2†	4.608%		6/15/2043	$9,835	$10,229,758
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C2 B†	5.075%		11/15/2043	1,500	1,619,499
JPMorgan Chase Commercial Mortgage Securities Trust 2011-PLSD C†	5.143%		11/13/2028	4,125	4,238,976
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	5,459	5,727,568
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 A1	0.73%		12/15/2047	47	46,827
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.41%	#	12/15/2047	419,437	25,229,546
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 A2	2.424%		7/15/2045	84,404	85,515,550
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.98%	#	7/15/2045	212,874	7,099,558
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C13 A2	2.665%		1/15/2046	35,500	36,173,620
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 A1	0.766%		4/15/2046	137	135,996
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.693%	#	4/15/2046	142,280	10,599,758
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH A†	1.097%	#	4/15/2027	19,385	19,363,690
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH B†	1.447%	#	4/15/2027	14,300	14,289,226
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	41,818	43,070,984
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.421%	#	4/15/2047	128,831	6,252,337
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.438%	#	4/15/2047	34,361	860,214
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.231%	#	11/15/2047	121,963	7,327,562
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 XA IO	1.16%	#	11/15/2047	210,754	13,038,210
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA IO	1.326%	#	1/15/2048	208,700	13,819,993
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	125,789	129,937,358

230	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	$18,837	$19,501,132
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.805%	#	6/10/2027	13,129	13,312,834
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.805%	#	6/10/2027	5,000	4,909,293
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.376%	#	6/10/2027	102,274	1,463,030
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.034%	#	6/10/2027	45,476	126,423
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 C†	2.397%	#	12/15/2030	9,750	9,730,653
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 D†	3.297%	#	12/15/2030	19,000	18,957,018
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL5 C†	2.297%	#	7/15/2031	10,400	10,384,825
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN A†	1.117%	#	6/15/2029	37,625	37,404,969
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN C†	1.897%	#	6/15/2029	8,650	8,625,801
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN XCP IO†	0.09%		12/15/2015	358,000	15,072
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	1.101%	#	5/15/2048	107,875	5,304,170
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.869%	#	7/15/2048	152,198	6,509,119
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C31 A2	3.008%		8/15/2048	5,000	5,147,857
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES B†	3.387%		9/5/2032	12,900	13,235,940
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES C†	3.621%	#	9/5/2032	10,900	11,181,623
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES XA IO†	0.688%	#	9/5/2032	242,750	7,229,362
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B†	5.704%	#	3/18/2051	51,570	55,399,717
JPMorgan Chase Commercial Mortgage-Backed Securities Trust 2010-RR1 JPB†	5.961%	#	6/18/2049	18,100	18,848,980
Ladder Capital Commercial Mortgage Securities LLC 2014-909 D†	4.028%	#	5/15/2031	2,000	2,047,406

See Notes to Financial Statements.	231

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD A†	2.952%	#	11/14/2027	$190,968	$195,462,241
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B†	2.952%	#	11/14/2027	16,023	16,219,179
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD MRC†	2.952%	#	11/14/2027	12,889	13,118,605
LB-UBS Commercial Mortgage Trust 2006-C4 AM	6.036%	#	6/15/2038	75,239	76,872,868
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	61,361	63,038,343
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	124,616	129,073,452
LMREC, Inc. 2015-CRE1 A†	1.963%	#	2/22/2032	50,205	50,266,752
LMREC, Inc. 2015-CRE1 B†	3.713%	#	2/22/2032	6,700	6,673,468
LSTAR Commercial Mortgage Trust 2014-2 XA IO†	1.033%	#	1/20/2041	115,241	3,190,005
LSTAR Commercial Mortgage Trust 2015-3 A2†	2.729%	#	4/20/2048	19,014	19,141,128
Madison Avenue Trust 2013-650M D†	4.169%	#	10/12/2032	5,175	5,355,438
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	6,056	5,956,124
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	6,296	6,192,186
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 AM	5.204%		12/12/2049	41,048	42,322,422
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-5 AM	5.419%		8/12/2048	170,262	176,021,946
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	21,907	21,619,686
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 A2	2.964%		7/15/2046	27,620	28,335,493
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 A2	3.001%		10/15/2046	55,000	56,548,492
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 A2	1.97%		5/15/2046	80,000	80,340,832
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XA IO	1.517%	#	5/15/2046	282,877	16,901,583
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XB IO†	0.431%	#	5/15/2046	119,710	2,748,709
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 XA IO	1.31%	#	12/15/2047	170,629	11,252,584
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.903%	#	4/12/2049	77,035	80,275,970
Morgan Stanley Capital I Trust 2007-IQ15 AM	5.917%	#	6/11/2049	60,273	63,527,417
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.788%	#	3/15/2045	282,845	23,132,300
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	33,353	33,157,161
Morgan Stanley Capital I Trust 2014-CPT A†	3.35%		7/13/2029	5,225	5,391,502
Morgan Stanley Capital I Trust 2014-CPT XA IO†	0.188%	#	7/13/2029	260,000	1,836,900

232	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust 2014-MP A†	3.469%		8/11/2029	$5,630	$5,830,298
Morgan Stanley Re-REMIC Trust 2009-GG10 A4B†	5.988%	#	8/12/2045	96,745	100,541,022
Morgan Stanley Re-REMIC Trust 2010-GG10 A4B†	5.988%	#	8/15/2045	89,797	93,715,753
Morgan Stanley Re-REMIC Trust 2012-IO AXA†	1.00%		3/27/2051	36,899	36,437,893
Motel 6 Trust 2015-MTL6 A2†	2.605%		2/5/2030	85,589	85,502,855
Motel 6 Trust 2015-MTL6 B†	3.298%		2/5/2030	24,382	24,300,901
Motel 6 Trust 2015-MTL6 C†	3.644%		2/5/2030	24,382	24,215,949
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	24,920	24,778,474
Motel 6 Trust 2015-MTL6 E†	5.279%		2/5/2030	16,750	16,449,937
Motel 6 Trust 2015-MTL6 F†	5.00%		2/5/2030	5,250	4,996,542
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	12,841	12,846,271
NLY Commercial Mortgage Trust 2014-FL1 A†	1.397%	#	11/15/2030	5,743	5,727,346
NLY Commercial Mortgage Trust 2014-FL1 B†	1.947%	#	11/15/2030	13,811	13,773,813
NLY Commercial Mortgage Trust 2014-FL1 C†	2.797%	#	11/15/2030	3,954	3,943,261
NLY Commercial Mortgage Trust 2014-FL1 D†	3.997%	#	11/15/2030	4,943	4,978,814
NorthStar Real Estate CDO Ltd. 2013 -1A†	2.071%	#	8/25/2029	14,176	14,273,526
NorthStar Real Estate CDO Ltd. 2013 -1B†	5.221%	#	8/25/2029	51,750	52,562,475
PFP III Ltd. 2014-1 AS†	1.847%	#	6/14/2031	13,335	13,333,968
PFP III Ltd. 2014-1 B†	2.547%	#	6/14/2031	6,500	6,505,563
PFP III Ltd. 2014-1 C†	3.097%	#	6/14/2031	29,786	29,760,950
Prima Capital CRE Securitization 2006-1	2.55%		8/24/2049	144,461	143,030,836
Prima Capital Ltd.	2.214%		5/24/2021	60,508	60,513,984
RAIT Trust 2014-FL2 B†	2.347%	#	5/13/2031	6,695	6,561,769
RBSCF Trust 2009-RR2 CWB†	5.223%		8/16/2048	14,900	15,216,550
RBSCF Trust 2010-RR3 MSCB†	6.114%	#	6/16/2049	5,390	5,703,297
RBSCF Trust 2010-RR3 WBTB†	6.15%	#	2/16/2051	22,942	23,903,953
RBSSP Resecuritization Trust 2013-1 3A1†	0.307%	#	1/26/2037	332	329,947
RBSSP Resecuritization Trust 2013-3 1A1	0.357%	#	11/26/2036	7,597	7,321,584
RCMC LLC 2012-CRE1 A†	5.624%		11/15/2044	14,649	14,866,560
ReadyCap Commercial Mortgage Trust 2014-1A A†	3.01%		10/8/2020	41,602	41,683,115
ReadyCap Commercial Mortgage Trust 2015-2 A†	3.804%		6/25/2055	37,800	37,752,875
Resource Capital Corp. Ltd. 2014-CRE2 A†	1.249%	#	4/15/2032	13,047	12,982,448
Selkirk Ltd. 1 A†	1.329%		2/20/2041	16,464	16,407,368
Selkirk Ltd. 3 A†	1.86%		12/20/2041	50,210	50,311,741
Sequoia Mortgage Trust 2012-4 A2	3.00%		9/25/2042	6,201	6,089,984
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	26,323	26,380,026
Structured Asset Securities Corp. 2005-14 2A1	5.75%		7/25/2035	3,030	3,024,370
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	13,145	13,253,865

See Notes to Financial Statements.	233

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	$8,001	$8,062,030
TimberStar Trust I 2006-1A A†	5.668%		10/15/2036	66,428	68,462,052
UBS-Barclays Commercial Mortgage Trust 2012-C2 XA IO†	1.712%	#	5/10/2063	118,167	7,699,146
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA IO†	1.086%	#	3/10/2046	390,709	22,362,896
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.305%	#	4/10/2046	459,504	31,015,703
UBS-Citigroup Commercial Mortgage Trust 2011-C1 AS†	5.154%		1/10/2045	4,900	5,511,445
Vornado DP LLC Trust 2010-VNO A1†	2.97%		9/13/2028	18,657	19,224,584
Vornado DP LLC Trust 2010-VNO A2FX†	4.004%		9/13/2028	14,787	15,765,846
Vornado DP LLC Trust 2010-VNO C†	5.28%		9/13/2028	6,120	6,759,165
Vornado DP LLC Trust 2010-VNO D†	6.356%		9/13/2028	9,926	11,287,344
Wachovia Bank Commercial Mortgage Trust 2005-C21 D	5.469%	#	10/15/2044	10,650	10,668,660
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	53,933	55,053,674
Wachovia Bank Commercial Mortgage Trust 2006-C28 AM	5.603%		10/15/2048	22,847	23,446,309
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.339%		11/15/2048	41,556	42,768,089
Wachovia Bank Commercial Mortgage Trust 2006-WL7A J†	0.799%	#	9/15/2021	11,231	10,681,725
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	90,213	93,285,528
Wachovia Bank Commercial Mortgage Trust 2007-C30 AMFL†	0.399%	#	12/15/2043	50,000	47,765,915
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%		4/15/2047	213,053	222,366,594
WaMu Mortgage Pass-Through Certificates Trust 2005-AR18 1A1	2.358%	#	1/25/2036	7,440	7,137,244
Wells Fargo Commercial Mortgage Trust 2010-C1 A2†	4.393%		11/15/2043	5,230	5,649,336
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.918%	#	6/15/2048	155,998	7,997,073
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A(h)	3.075%		12/15/2048	9,888	10,194,388
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2B(h)	4.756%		12/15/2048	66,103	72,788,426

234	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.984%	#	12/15/2047	$172,773	$9,561,239
Wells Fargo Mortgage Backed Securities Trust 2005-3 A4	5.50%		5/25/2035	3,654	3,808,991
Wells Fargo Resecuritization Trust 2012-IO A†	1.75%		8/20/2021	4,768	4,768,072
WF-RBS Commercial Mortgage Trust 2011-C2 A2†	3.791%		2/15/2044	21,030	21,033,515
WF-RBS Commercial Mortgage Trust 2011-C2 A3†	4.498%		2/15/2044	29,050	30,740,530
WF-RBS Commercial Mortgage Trust 2011-C2 A4†	4.869%		2/15/2044	6,351	7,026,573
WF-RBS Commercial Mortgage Trust 2011-C3 A2†	3.24%		3/15/2044	8,281	8,303,187
WF-RBS Commercial Mortgage Trust 2011-C4 A2†	3.454%		6/15/2044	10,815	10,879,185
WF-RBS Commercial Mortgage Trust 2011-C4 A3†	4.394%		6/15/2044	660	700,229
WF-RBS Commercial Mortgage Trust 2011-C5 A3	3.526%		11/15/2044	17,650	18,401,067
WF-RBS Commercial Mortgage Trust 2012-C10 XA IO†	1.91%	#	12/15/2045	66,598	5,581,614
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	7,824	7,860,623
WF-RBS Commercial Mortgage Trust 2012-C7 XA IO†	1.681%	#	6/15/2045	372,503	27,376,182
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	15,893	15,960,812
WF-RBS Commercial Mortgage Trust 2012-C8 XA IO†	2.33%	#	8/15/2045	70,708	6,051,265
WF-RBS Commercial Mortgage Trust 2013-C11 A2	2.029%		3/15/2045	50,000	50,292,035
WF-RBS Commercial Mortgage Trust 2013-C13 A2	1.964%		5/15/2045	28,000	28,064,456
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.564%	#	5/15/2045	312,975	22,048,154
WF-RBS Commercial Mortgage Trust 2013-C16 A2	3.223%		9/15/2046	35,085	36,248,169
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.374%	#	5/15/2047	257,712	17,068,135
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.734%	#	5/15/2047	50,603	2,290,878
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.76%	#	8/15/2047	77,369	3,784,016
WF-RBS Commercial Mortgage Trust 2014-C22 XA IO	1.103%	#	9/15/2057	99,960	5,751,777
WF-RBS Commercial Mortgage Trust 2014-C22 XB IO	0.497%	#	9/15/2057	37,769	1,331,062
WFCG Commercial Mortgage Trust 2015-BXRP C†	1.969%	#	11/15/2029	4,017	3,986,956
WFCG Commercial Mortgage Trust 2015-BXRP D†	2.768%	#	11/15/2029	2,089	2,075,570
Total Non-Agency Commercial Mortgage-Backed Securities (cost $8,866,013,426)					8,711,253,148

See Notes to Financial Statements.	235

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATION 1.35%
U.S. Treasury Note (cost $475,285,067)	0.875%	10/15/2017	$473,310	$473,042,107
Total Long-Term Investments (cost $33,585,207,719)				33,063,620,123

SHORT-TERM INVESTMENTS 5.73%

COMMERCIAL PAPER 0.57%

Electric: Power 0.16%
Entergy Corp.	Zero Coupon	1/6/2016	38,450	38,416,164
Entergy Corp.	Zero Coupon	1/7/2016	17,150	17,134,489
Total				55,550,653

Oil: Crude Producers 0.21%
Enable Midstream Partners LP	Zero Coupon	1/13/2016	72,250	72,120,552

Telecommunications 0.20%
Vodafone Group plc	Zero Coupon	4/11/2016	48,750	48,619,965
Vodafone Group plc	Zero Coupon	4/11/2016	22,500	22,439,983
Total				71,059,948
Total Commercial Paper (cost $198,678,243)				198,731,153

CONVERTIBLE BOND 0.18%

Investment Management Companies
Prospect Capital Corp. (cost $62,560,670)	6.25%	12/15/2015	62,190	62,500,950

CORPORATE BONDS 0.76%

Automotive 0.03%
Volkswagen International Finance NV (Netherlands)†(c)	2.875%	4/1/2016	11,325	11,342,916

Banks: Regional 0.03%
Fifth Third Bancorp	3.625%	1/25/2016	5,950	5,975,466
Intesa Sanpaolo SpA (Italy)(c)	3.125%	1/15/2016	2,465	2,471,522
UBS AG	5.875%	7/15/2016	1,200	1,235,028
Total				9,682,016

Beverages 0.01%
Beam Suntory, Inc.	5.375%	1/15/2016	3,066	3,081,523

Drugs 0.02%
Zoetis, Inc.	1.15%	2/1/2016	5,900	5,902,401

236	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services 0.11%
International Lease Finance Corp.†	6.75%		9/1/2016	$9,668	$10,030,550
Navient Corp.	6.25%		1/25/2016	19,325	19,385,391
Raymond James Financial, Inc.	4.25%		4/15/2016	8,719	8,811,081
Total					38,227,022

Food 0.02%
ConAgra Foods, Inc.	1.30%		1/25/2016	7,050	7,051,361

Insurance 0.03%
Symetra Financial Corp.†	6.125%		4/1/2016	1,950	1,976,807
Transatlantic Holdings, Inc.	5.75%		12/14/2015	9,410	9,423,277
Total					11,400,084

Leasing 0.06%
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%		3/15/2016	22,100	22,188,687

Lodging 0.00%
Marriott International, Inc.	6.20%		6/15/2016	275	282,487

Machinery: Agricultural 0.11%
Bunge Ltd. Finance Corp.	4.10%		3/15/2016	36,641	36,919,069

Manufacturing 0.01%
Pentair Finance SA (Luxembourg)(c)	1.35%		12/1/2015	2,000	2,000,000

Media 0.00%
Viacom, Inc.	6.25%		4/30/2016	751	766,571

Natural Gas 0.02%
Sempra Energy	6.50%		6/1/2016	8,343	8,568,119

Office Furniture & Business Equipment 0.03%
Xerox Corp.	6.40%		3/15/2016	9,700	9,838,012
Xerox Corp.	7.20%		4/1/2016	1,763	1,796,340
Total					11,634,352

Oil 0.16%
Canadian Natural Resources Ltd. (Canada)(c)	6.00%		8/15/2016	7,291	7,529,839
Devon Energy Corp.	0.787%	#	12/15/2015	10,021	10,020,509
Noble Holding International Ltd.	3.05%		3/1/2016	26,506	26,614,568
Pioneer Natural Resources Co.	5.875%		7/15/2016	11,225	11,498,991
Total					55,663,907

See Notes to Financial Statements.	237

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers 0.03%
ONEOK Partners LP	3.25%	2/1/2016	$8,306	$8,315,502
ONEOK Partners LP	6.15%	10/1/2016	357	366,625
TransCanada PipeLines Ltd. (Canada)(c)	7.69%	6/30/2016	2,150	2,225,758
Total				10,907,885

Paper & Forest Products 0.03%
International Paper Co.	5.25%	4/1/2016	9,715	9,843,316

Real Estate Investment Trusts 0.05%
BioMed Realty LP	3.85%	4/15/2016	13,940	14,038,207
First Industrial LP	5.75%	1/15/2016	500	502,154
Welltower, Inc.	6.20%	6/1/2016	2,689	2,753,609
Total				17,293,970

Telecommunications 0.01%
Juniper Networks, Inc.	3.10%	3/15/2016	3,000	3,017,232
Total Corporate Bonds (cost $265,784,228)				265,772,918

MUNICIPAL BOND 0.01%

Miscellaneous
New Jersey Econ Dev Auth (cost $2,018,576)	Zero Coupon	2/15/2016	2,023	2,018,934

U.S. TREASURY OBLIGATIONS 1.67%
U.S. Treasury Note	0.875%	9/15/2016	291,135	291,709,409
U.S. Treasury Note	1.00%	9/30/2016	291,161	292,014,102
Total U.S. Treasury Obligations (cost $584,085,497)				583,723,511

238	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENTS 2.54%
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $94,000,000 of U.S. Treasury Bond at 7.50% due 11/15/2016; $43,960,000 of U.S. Treasury Note at 0.289% due 4/30/2017; $483,165,000 of U.S. Treasury Note at 0.50% due 7/31/2016; $88,000,000 of U.S. Treasury Note at 0.50% due 11/30/2016; $25,000,000 of U.S. Treasury Note at 0.50% due 3/31/2017; $132,000,000 of U.S. Treasury Note at 0.625% due 10/15/2016 and $36,000,000 of U.S. Treasury Note at 0.875% due 9/15/2016; value: $909,195,488; proceeds: $891,364,049 (cost $891,364,049)	$891,364	$891,364,049
Total Short-Term Investments (cost $2,004,491,263)		2,004,111,515
Total Investments in Securities 100.08% (cost $35,589,698,982)		35,067,731,638
Liabilities in Excess of Cash, Foreign Cash and Other Assets(i) (0.08%)		(27,305,086)
Net Assets 100.00%		$35,040,426,552

BRL	Brazilian real.
EUR	euro.
AGM	Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
IO	Interest Only.
NPFGC	National Public Finance Guarantee Corporation.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2015.
(a)	Defaulted (non-income producing security).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security has been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2015.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2015.
(f)	Interest rate to be determined.
(g)	Amount is less than $1,000.
(h)	Securities purchased on a when-issued basis (See Note 2(i)).
(i)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	239

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Open Forward Foreign Currency Exchange Contracts at November 30, 2015:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Sell	Standard Chartered Bank	1/20/2016	7,650,000	$11,813,864	$11,523,680	$290,184
euro	Sell	J.P. Morgan	2/16/2016	15,674,000	16,874,331	16,598,440	275,891
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$566,075

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Buy	Standard Chartered Bank	1/20/2016	7,650,000	$11,618,691	$11,523,680	$(95,011)

Open Futures Contracts at November 30, 2015:

Type			Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
U.S. 2-Year Treasury Note			March 2016	41,523	Long	$9,033,198,932	$(2,996,564)
U.S. 5-Year Treasury Note			March 2016	21,590	Short	(2,562,294,464)	(1,724,674)
Totals						$6,470,904,468	$(4,721,238)

240	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

Credit Default Swaps on Indexes—Sell Protection at November 30, 2015(1):

Referenced Index	Fund Receives	Termination Date	Original Notional Amount	Current Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Appreciation(4)	Credit Default Swap Agreements Payable at Fair Value(5)
Markit CMBX.NA.AAA.2(6)	.07%	3/15/2049	$24,000,000	$18,040,750	$23,972,400	$(552,010)	$524,410	$(27,600)
Markit CMBX.NA.AAA.2(6)	.07%	3/15/2049	24,700,000	18,566,939	24,671,595	(1,255,023)	1,226,618	(28,405)
Markit CMBX.NA.AAA.2(6)	.07%	3/15/2049	25,000,000	18,792,448	24,971,250	(589,429)	560,679	(28,750)
Markit CMBX.NA.AAA.3(6)	.08%	12/13/2049	23,000,000	21,171,727	22,916,050	(768,402)	$684,452	$(83,950)
Markit CMBX.NA.AAA.3(6)	.08%	12/13/2049	23,000,000	21,171,727	22,916,050	(788,332)	704,382	(83,950)
Markit CMBX.NA.AAA.4(6)	.35%	2/17/2051	29,500,000	27,336,198	29,435,469	(2,186,008)	2,121,477	(64,531)
Markit CMBX.NA.AAA.2(7)	.07%	3/15/2049	23,400,000	17,589,732	23,373,090	(1,189,312)	1,162,402	(26,910)
Markit CMBX.NA.AAA.2(7)	.07%	3/15/2049	49,500,000	37,209,048	49,443,075	(2,515,852)	2,458,927	(56,925)
Markit CMBX.NA.AAA.3(7)	.08%	12/13/2049	9,900,000	9,113,048	9,863,865	(722,954)	686,819	(36,135)
Markit CMBX.NA.AAA.2(8)	.07%	3/15/2049	23,000,000	17,289,052	22,973,550	(608,109)	581,659	(26,450)
Markit CMBX.NA.AAA.3(8)	.08%	12/13/2049	14,800,000	13,623,546	14,745,980	(1,155,954)	1,101,934	(54,020)
Markit CMBX.NA.AAA.3(8)	.08%	12/13/2049	24,500,000	22,552,491	24,410,575	(1,914,227)	1,824,802	(89,425)
						$(14,245,612)	$13,638,561	$(607,051)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(p)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $13,638,561. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(5)	Includes upfront payments received.
(6)	Swap Counterparty: Credit Suisse.
(7)	Swap Counterparty: Goldman Sachs.
(8)	Swap Counterparty: Morgan Stanley.

See Notes to Financial Statements.	241

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$1,960,357,891	$34,011,809	(4)	$1,994,369,700
Remaining Industries	–	2,558,188,355	–		2,558,188,355
Convertible Bonds
Oil	–	–	1,240,631	(5)	1,240,631
Remaining Industries	–	62,500,950	–		62,500,950
Corporate Bonds
Business Services	–	245,756,857	40,857,644	(4)	286,614,501
Real Estate Investment Trusts	–	730,709,586	1,501,875	(4)	732,211,461
Remaining Industries	–	14,515,231,310	–		14,515,231,310
Floating Rate Loans(6)
Air Transportation	–	8,254,557	–		8,254,557
Biotechnology Research & Production	–	34,877,900	–		34,877,900
Business Services	–	–	51,569,016		51,569,016
Computer Software	–	130,156,144	–		130,156,144
Containers	–	23,412,248	–		23,412,248
Drugs	–	33,203,145	45,260,947		78,464,092
Electric: Power	–	22,504,883	47,119,850		69,624,733
Electrical Equipment	–	219,833,741	–		219,833,741
Electrical: Household	–	4,964,632	–		4,964,632
Entertainment	–	63,816,050	–		63,816,050
Financial Services	–	161,562,757	–		161,562,757
Financial: Miscellaneous	–	–	16,269,638		16,269,638
Food/Beverage	–	43,761,355	–		43,761,355
Gaming	–	101,207,021	–		101,207,021
Health Care Products	–	172,800,484	–		172,800,484
Health Care Services	–	45,011,161	16,395,740		61,406,901
Household Equipment/Products	–	32,877,411	–		32,877,411
Lodging	–	146,420,481	–		146,420,481
Media	–	242,401,182	–		242,401,182
Miscellaneous	–	–	64,317,154		64,317,154
Oil	–	2,242,362	–		2,242,362
Retail	–	40,661,777	–		40,661,777
Telecommunications	–	15,534,456	19,452,835		34,987,291
Foreign Bonds	–	17,243,292	–		17,243,292
Foreign Government Obligations	–	89,413,809	–		89,413,809
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	728,647,980	–		728,647,980
Government Sponsored Enterprises Pass-Throughs	–	1,161,541,703	47,033,031	(4)	1,208,574,734
Municipal Bonds	–	209,492,020	–		209,492,020
Non-Agency Commercial Mortgage-Backed Securities	–	7,996,017,361	715,235,787	(4)	8,711,253,148
U.S. Treasury Obligations	–	1,056,765,618	–		1,056,765,618
Commercial Paper	–	198,731,153	–		198,731,153
Repurchase Agreement	–	891,364,049	–		891,364,049
Total	$–	$33,967,465,681	$1,100,265,957		$35,067,731,638

242	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION INCOME FUND November 30, 2015

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Credit Default Swaps
Assets	$–	$–	$–	$–
Liabilities	–	(607,051)	–	(607,051)
Forward Foreign Currency Exchange Contracts
Assets	–	566,075	–	566,075
Liabilities	–	(95,011)	–	(95,011)
Futures Contracts
Assets	–	–	–	–
Liabilities	(4,721,238)	–	–	(4,721,238)
Total	$(4,721,238)	$(135,987)	$–	$(4,857,225)

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Level 3 security fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financial Statements.
(6)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Convertible Bonds	Corporate Bonds	Floating Rate Loans	Government Sponsored Enterprises Pass- Throughs	Non-Agency Commercial Mortgage- Backed Securities	Total Return Swap
Balance as of December 1, 2014	$–	$–	$–	$92,278,449	$–	$–	$2,959,141
Accrued discounts/ premiums	30	–	(210,908)	46,558	–	18,301	–
Realized gain (loss)	–	–	–	94,972	–	2,395,812	(784,262)
Change in unrealized appreciation/ depreciation	(3,433)	(983,257)	(30,799)	(5,430,415)	(337,979)	(941,030)	–
Purchases	34,015,212	2,223,888	41,010,288	162,519,420	47,371,010	572,662,887	–
Sales	–	–	–	(40,952,388)	–	(92,790,139)	(2,174,879)
Net transfers in or out of Level 3	–	–	1,590,938	51,828,584	–	233,889,956	–
Balance as of November 30, 2015	$34,011,809	$1,240,631	$42,359,519	$260,385,180	$47,033,031	$715,235,787	$–

See Notes to Financial Statements.	243

Schedule of Investments

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 107.14%

ASSET-BACKED SECURITIES 20.11%

Automobiles 12.61%
Ally Auto Receivables Trust 2013-1 A3	0.63%	5/15/2017	$542	$541,950
Ally Auto Receivables Trust 2014-1 A2	0.48%	2/15/2017	802	801,644
American Credit Acceptance Receivables Trust 2015-1 C†	4.29%	4/12/2021	4,587	4,552,139
AmeriCredit Automobile Receivables Trust 2012-4 C	1.93%	8/8/2018	1,500	1,504,881
AmeriCredit Automobile Receivables Trust 2013-1 A3	0.61%	10/10/2017	23	23,116
AmeriCredit Automobile Receivables Trust 2013-2 A3	0.65%	12/8/2017	1,117	1,117,118
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%	9/10/2018	471	470,287
AmeriCredit Automobile Receivables Trust 2014-1 A3	0.90%	2/8/2019	5,452	5,445,215
AmeriCredit Automobile Receivables Trust 2014-1 C	2.15%	3/9/2020	2,615	2,613,721
AmeriCredit Automobile Receivables Trust 2014-4 D	3.07%	11/9/2020	5,171	5,158,266
Avis Budget Rental Car Funding AESOP LLC 2010-5A A†	3.15%	3/20/2017	13,499	13,549,891
Avis Budget Rental Car Funding AESOP LLC 2011-3A A†	3.41%	11/20/2017	1,963	1,998,045
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	2,437	2,475,183
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	5,919	5,998,393
Avis Budget Rental Car Funding AESOP LLC 2012-3A A†	2.10%	3/20/2019	3,267	3,272,700
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	3,588	3,598,847
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	1,408	1,414,293
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	3,880	3,875,254
BMW Vehicle Lease Trust 2015-1 A3	1.24%	12/20/2017	6,320	6,324,945
California Republic Auto Receivables Trust 2013-1 A2†	1.41%	9/17/2018	529	529,805

244	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2014-4 A2	0.77%	9/15/2017	$2,562	$2,560,515
California Republic Auto Receivables Trust 2015-1 A2	0.88%	12/15/2017	4,150	4,147,979
California Republic Auto Receivables Trust 2015-2 A4	1.75%	1/15/2021	8,601	8,514,315
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	5,940	5,901,667
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	8,044	8,014,473
California Republic Auto Receivables Trust 2015-3 B	2.70%	9/15/2021	732	725,788
Capital Auto Receivables Asset Trust 2013-4 A3	1.09%	3/20/2018	6,159	6,156,359
Capital Auto Receivables Asset Trust 2014-3 B†	2.35%	7/22/2019	6,127	6,146,943
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	8,284	8,299,325
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	7,535	7,516,785
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	3,160	3,153,035
CarFinance Capital Auto Trust 2014-1A A†	1.46%	12/17/2018	197	196,760
CarMax Auto Owner Trust 2013-2 A3	0.64%	1/16/2018	1,381	1,379,322
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	7,679	7,681,259
CarMax Auto Owner Trust 2013-4 A3	0.80%	7/16/2018	5,087	5,079,745
CarMax Auto Owner Trust 2014-2 A3	0.98%	1/15/2019	971	969,120
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	2,090	2,086,958
CarMax Auto Owner Trust 2015-2 A4	1.80%	3/15/2021	4,045	4,034,660
Chrysler Capital Auto Receivables Trust 2013-AA A3†	0.91%	4/16/2018	2,193	2,192,016
Chrysler Capital Auto Receivables Trust 2013-BA A3†	0.85%	5/15/2018	1,928	1,927,471
Chrysler Capital Auto Receivables Trust 2014-AA A3†	0.83%	9/17/2018	9,977	9,966,442
Chrysler Capital Auto Receivables Trust 2014-BA A2†	0.69%	9/15/2017	1,762	1,761,678
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	5,965	5,958,316
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	3,877	3,874,668
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	3,660	3,657,698
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	2,847	2,852,434
First Investors Auto Owner Trust 2013-2A D†	3.58%	6/15/2020	1,661	1,653,606
First Investors Auto Owner Trust 2015-2A A1†	1.59%	12/16/2019	6,775	6,777,270

See Notes to Financial Statements.	245

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Ford Credit Auto Owner Trust 2012-D A3	0.51%	4/15/2017	$69	$69,338
Ford Credit Auto Owner Trust 2013-D A3	0.67%	4/15/2018	2,643	2,641,173
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	3,730	3,729,392
Harley-Davidson Motorcycle Trust 2015-2 A4	1.66%	12/15/2022	1,946	1,940,014
Honda Auto Receivables Owner Trust 2013-1 A3	0.48%	11/21/2016	174	173,610
Honda Auto Receivables Owner Trust 2013-2 A3	0.53%	2/16/2017	669	668,608
Honda Auto Receivables Owner Trust 2013-3 A3	0.77%	5/15/2017	3,739	3,740,374
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%	9/18/2017	5,639	5,637,642
Hyundai Auto Lease Securitization Trust 2014-B A2†	0.61%	2/15/2017	1,807	1,806,158
Hyundai Auto Receivables Trust 2013-A A3	0.56%	7/17/2017	1,847	1,846,393
Hyundai Auto Receivables Trust 2015-A A2	0.68%	10/16/2017	3,376	3,375,233
M&T Bank Auto Receivables Trust 2013-1A A3†	1.06%	11/15/2017	4,006	4,008,191
Mercedes-Benz Auto Lease Trust 2014-A A3	0.68%	12/15/2016	5,580	5,579,336
Nissan Auto Receivables Owner Trust 2013-A A3	0.50%	5/15/2017	162	161,929
Nissan Auto Receivables Owner Trust 2013-B A3	0.84%	11/15/2017	3,905	3,906,591
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%	11/20/2017	15,701	15,680,466
Santander Drive Auto Receivables Trust 2014-2 C	2.33%	11/15/2019	2,450	2,465,498
Santander Drive Auto Receivables Trust 2014-3 C	2.13%	8/17/2020	2,820	2,830,904
Santander Drive Auto Receivables Trust 2014-4 C	2.60%	11/16/2020	4,178	4,199,563
Santander Drive Auto Receivables Trust 2015-1 C	2.57%	4/15/2021	12,530	12,596,553
Santander Drive Auto Receivables Trust 2015-5 D	3.65%	12/15/2021	3,662	3,635,111
SunTrust Auto Receivables Trust 2015-1A D†	3.24%	1/16/2023	4,700	4,759,061
TCF Auto Receivables Owner Trust 2015-1A A3†	1.49%	12/16/2019	8,500	8,483,921
TCF Auto Receivables Owner Trust 2015-1A A4†	1.96%	11/16/2020	12,242	12,217,452
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%	4/15/2021	5,176	5,178,989
Volkswagen Auto Loan Enhanced Trust 2012-2 A3	0.46%	1/20/2017	4	3,811
World Omni Auto Receivables Trust 2014-B A2A	0.60%	1/16/2018	2,400	2,398,576
World Omni Automobile Lease Securitization Trust 2013-A A3	1.10%	12/15/2016	3,822	3,823,355
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%	9/15/2017	577	576,205
Total				306,585,747

Credit Cards 1.74%
Chase Issuance Trust 2014-A6	1.26%	7/15/2019	5,460	5,465,750
Citibank Credit Card Issuance Trust 2006-A3	5.30%	3/15/2018	9,417	9,540,220
Citibank Credit Card Issuance Trust 2013-A6	1.32%	9/7/2018	8,457	8,484,276

246	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
Synchrony Credit Card Master Note Trust 2011-2 A	0.677%	#	5/15/2019	$5,890	$5,890,669
Synchrony Credit Card Master Note Trust 2012-6 A	1.36%		8/17/2020	3,012	3,003,249
Synchrony Credit Card Master Note Trust 2015-3 A	1.74%		9/15/2021	3,463	3,462,324
World Financial Network Credit Card Master Trust 2013-B A	0.91%		3/16/2020	950	949,527
World Financial Network Credit Card Master Trust 2014-A	0.577%	#	12/15/2019	5,470	5,470,261
Total					42,266,276

Home Equity 0.07%
Home Equity Asset Trust 2006-7 2A2	0.307%	#	1/25/2037	248	247,363
New Century Home Equity Loan Trust 2005-A A6	4.954%		8/25/2035	1,459	1,435,941
Total					1,683,304

Other 5.69%
Ares IIIR/IVR CLO Ltd. 2007-3RA A2†	0.509%	#	4/16/2021	1,065	1,050,027
Avenue CLO VI Ltd. 2007-6A A2†	0.639%	#	7/17/2019	1,000	994,178
BlueMountain CLO Ltd. 2014-3A A1†	1.769%	#	10/15/2026	3,500	3,471,100
Carlyle Global Market Strategies 2015-2A A1†	1.864%	#	4/27/2027	6,550	6,496,512
Cent CLO Ltd. 2013-18A A†	1.414%	#	7/23/2025	1,130	1,108,000
CIFC Funding II Ltd. 2014-2A A1L†	1.809%	#	5/24/2026	5,800	5,758,820
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	2,430	2,432,282
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	1,647	1,641,746
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	2,410	2,409,066
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	6,454	6,459,885
Fore CLO Ltd. 2007-1A A2†	0.767%	#	7/20/2019	1,150	1,143,413
Fraser Sullivan CLO II Ltd. 2006-2A A2†	0.581%	#	12/20/2020	97	97,435
GMF Floorplan Owner Revolving Trust 2015-1 B†	1.97%		5/15/2020	2,219	2,219,169
Goldentree Loan Opportunities VI Ltd. 2012-6A A†	1.589%	#	4/17/2022	2,205	2,205,438
Grayson CLO Ltd. 2006-1A A1A†	0.545%	#	11/1/2021	1,020	1,003,247
Jackson Mill CLO Ltd. 2015-1A A†	1.804%	#	4/15/2027	8,300	8,220,884
JFIN Revolver CLO Ltd. 2013-1A A†	1.537%	#	1/20/2021	1,307	1,304,871
JFIN Revolver CLO Ltd. 2014-2A A2†	1.633%	#	2/20/2022	4,000	3,941,864
JFIN Revolver CLO Ltd. 2015-3A A1†	1.781%	#	4/20/2023	6,000	5,988,628
John Deere Owner Trust 2014-A A3	0.92%		4/16/2018	2,825	2,820,465
KKR Financial CLO Ltd. 2007-1A A†	0.671%	#	5/15/2021	811	805,194

See Notes to Financial Statements.	247

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
KKR Financial CLO Ltd. 2007-1A B†	1.071%	#	5/15/2021		$1,000	$996,626
Leaf Receivables Funding 10 LLC 2015-1 A4†	2.03%		8/17/2020		3,130	3,095,815
Marathon CLO IV Ltd. 2012-4A A1†	1.723%	#	5/20/2023		6,097	6,088,524
NextGear Floorplan Master Owner Trust 2015-1A A†	1.80%		7/15/2019		4,970	4,958,355
NZCG Funding Ltd. 2015-2A A1†	1.836%	#	4/27/2027		4,670	4,649,326
Oaktree CLO Ltd. 2014-2A A1A†	1.817%	#	10/20/2026		4,000	3,966,858
Octagon Investment Partners XIX Ltd. 2014-1A A†	1.809%	#	4/15/2026		3,378	3,361,785
OZLM Funding Ltd. 2012-1A A2R†	2.645%	#	7/22/2027		3,500	3,497,383
OZLM VIII Ltd. 2014-8A A1A†	1.729%	#	10/17/2026		3,010	2,987,590
Recette CLO LLC 2015-1A B1†	2.515%	#	10/20/2027		2,000	1,978,766
Shackleton CLO Ltd. 2014-5A A†	1.811%	#	5/7/2026		3,400	3,368,425
Sheridan Square CLO Ltd. 2013-1A A1†	1.339%	#	4/15/2025		3,900	3,818,340
SLM Private Education Loan Trust 2010-A 2A†	3.447%	#	5/16/2044		2,370	2,464,460
SLM Private Education Loan Trust 2011-B A1†	1.047%	#	12/16/2024		2,333	2,334,218
SLM Private Education Loan Trust 2012-A A1†	1.597%	#	8/15/2025		535	535,787
SLM Private Education Loan Trust 2012-C A1†	1.297%	#	8/15/2023		2,913	2,913,627
SLM Private Education Loan Trust 2012-E A1†	0.947%	#	10/16/2023		3,433	3,431,969
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.609%	#	4/17/2021		1,500	1,472,599
Tryon Park CLO Ltd. 2013-1A A1†	1.409%	#	7/15/2025		5,000	4,932,982
Venture XI CLO Ltd. 2012-11AR BR†	2.259%	#	11/14/2022		6,500	6,333,306
Venture XVI CLO Ltd. 2014-16A A1L†	1.789%	#	4/15/2026		6,236	6,181,883
Venture XVIII CLO Ltd. 2014-18A A†	1.739%	#	10/15/2026		2,250	2,229,294
Westchester CLO Ltd. 2007-1A A1A†	0.525%	#	8/1/2022		1,136	1,122,161
Total						138,292,303
Total Asset-Backed Securities (cost $490,078,069)						488,827,630

CONVERTIBLE BONDS 0.00%

Oil
Oleo e Gas Participacoes SA(a)(b)	10.00%		6/1/2016	BRL	17	30,477
Oleo e Gas Participacoes SA(a)(b)	10.00%		6/1/2016	BRL	22	38,359
Total Convertible Bonds (cost $123,390)						68,836

CORPORATE BONDS 30.93%

Aerospace/Defense 0.03%
Harris Corp.	4.854%		4/27/2035		$809	797,237

Air Transportation 0.07%
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%		1/15/2022		1,721	1,774,888

248	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Auto Parts: Original Equipment 0.05%
International Automotive Components Group SA (Luxembourg)†(c)	9.125%	6/1/2018	$1,446	$1,207,410

Automotive 0.49%
Ford Motor Co.	6.375%	2/1/2029	1,489	1,723,619
Ford Motor Co.	6.625%	10/1/2028	2,898	3,433,368
General Motors Co.	5.00%	4/1/2035	7,120	6,817,912
Total				11,974,899

Banks: Regional 3.59%
Agricola Senior Trust†	6.75%	6/18/2020	1,250	1,259,763
Banco Nacional de Comercio Exterior SNC (Mexico)†(c)	4.375%	10/14/2025	1,000	993,700
Bank of America Corp.	3.95%	4/21/2025	2,550	2,523,653
Bank of America Corp.	4.20%	8/26/2024	9,308	9,411,570
Bank of America Corp.	4.25%	10/22/2026	1,950	1,961,519
Barclays plc (United Kingdom)(c)	3.65%	3/16/2025	5,425	5,272,737
BBVA Banco Continental SA (Peru)†(c)	5.25%	9/22/2029	1,100	1,094,500
Citigroup, Inc.	5.50%	9/13/2025	10,682	11,753,490
Goldman Sachs Group, Inc. (The)	6.25%	2/1/2041	2,098	2,536,360
Goldman Sachs Group, Inc. (The)	6.75%	10/1/2037	3,700	4,448,654
HBOS plc (United Kingdom)†(c)	6.00%	11/1/2033	4,050	4,491,450
Itau Unibanco Holding SA†	5.50%	8/6/2022	600	569,070
JPMorgan Chase & Co.	3.875%	9/10/2024	12,377	12,461,151
JPMorgan Chase & Co.	4.25%	10/1/2027	4,004	4,040,541
Macquarie Bank Ltd. (Australia)†(c)	4.875%	6/10/2025	3,715	3,721,661
Macquarie Bank Ltd. (Australia)†(c)	6.625%	4/7/2021	2,775	3,116,736
Morgan Stanley	4.35%	9/8/2026	2,417	2,462,338
Morgan Stanley	5.00%	11/24/2025	334	360,645
Morgan Stanley	7.25%	4/1/2032	523	697,098
Santander UK Group Holdings plc (United Kingdom)†(c)	4.75%	9/15/2025	1,285	1,289,790
Santander UK plc (United Kingdom)(c)	7.95%	10/26/2029	4,454	5,740,369
Wells Fargo & Co.	4.10%	6/3/2026	5,180	5,270,800
Wells Fargo Bank NA	5.85%	2/1/2037	1,422	1,712,256
Total				87,189,851

See Notes to Financial Statements.	249

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Beverages 0.32%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Turkey)†(c)	3.375%	11/1/2022	$1,500	$1,283,880
Central American Bottling Corp. (Guatemala)†(c)	6.75%	2/9/2022	4,671	4,764,420
JB y Co. SA de CV (Mexico)†(c)	3.75%	5/13/2025	1,900	1,843,190
Total				7,891,490

Biotechnology Research & Production 0.57%
Amgen, Inc.	4.95%	10/1/2041	975	970,897
Amgen, Inc.	6.40%	2/1/2039	8,973	10,654,863
Gilead Sciences, Inc.	4.60%	9/1/2035	2,150	2,191,495
Total				13,817,255

Building Materials 0.01%
Cementos Pacasmayo SAA (Peru)†(c)	4.50%	2/8/2023	158	151,680
Votorantim Cimentos SA (Brazil)†(c)	7.25%	4/5/2041	100	81,050
Total				232,730

Business Services 0.31%
Hertz Corp. (The)	6.25%	10/15/2022	1,500	1,567,500
Hertz Corp. (The)	7.375%	1/15/2021	969	1,013,099
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(c)	5.875%	8/12/2020	1,500	1,559,141
United Rentals North America, Inc.	5.75%	11/15/2024	2,350	2,386,707
Western Union Co. (The)	3.35%	5/22/2019	903	916,727
Total				7,443,174

Chemicals 0.52%
Braskem America Finance Co.†	7.125%	7/22/2041	200	163,250
Grupo Idesa SA de CV (Mexico)†(c)	7.875%	12/18/2020	2,400	2,460,000
Mexichem SAB de CV (Mexico)†(c)	4.875%	9/19/2022	1,364	1,387,870
Montell Finance Co. BV (Netherlands)†(c)	8.10%	3/15/2027	3,956	5,036,700
NewMarket Corp.	4.10%	12/15/2022	2,071	2,076,569
OCP SA (Morocco)†(c)	6.875%	4/25/2044	1,395	1,401,047
Total				12,525,436

Computer Hardware 0.36%
Dell, Inc.	7.10%	4/15/2028	2,106	2,053,350
Hewlett-Packard Enterprise Co.†	4.90%	10/15/2025	6,753	6,677,772
Total				8,731,122

250	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Software 0.55%
Activision Blizzard, Inc.†	6.125%	9/15/2023	$5,411	$5,925,045
Audatex North America, Inc.†	6.00%	6/15/2021	397	401,962
Audatex North America, Inc.†	6.125%	11/1/2023	1,707	1,726,204
Fidelity National Information Services, Inc.	5.00%	10/15/2025	3,182	3,297,491
First Data Corp.†	5.75%	1/15/2024	1,928	1,932,820
Total				13,283,522

Containers 0.20%
Coveris Holdings SA (Luxembourg)†(c)	7.875%	11/1/2019	1,450	1,348,500
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,000	1,095,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	2,450	2,468,375
Total				4,911,875

Diversified 0.26%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	4,093	4,011,140
Argos Merger Sub, Inc.†	7.125%	3/15/2023	2,300	2,323,000
Total				6,334,140

Drugs 0.74%
Actavis Funding SCS (Luxembourg)(c)	4.55%	3/15/2035	1,300	1,281,068
Express Scripts Holding Co.	6.125%	11/15/2041	5,662	6,462,748
Forest Laboratories LLC†	5.00%	12/15/2021	6,978	7,664,761
Valeant Pharmaceuticals International, Inc.†	6.75%	8/15/2018	383	375,340
Valeant Pharmaceuticals International, Inc.†	7.00%	10/1/2020	658	615,230
Zoetis, Inc.	4.70%	2/1/2043	1,926	1,677,336
Total				18,076,483

Electric: Power 1.36%
AES El Salvador Trust II†	6.75%	3/28/2023	1,060	955,325
AES Gener SA (Chile)†(c)	5.00%	7/14/2025	200	196,265
Appalachian Power Co.	7.00%	4/1/2038	3,000	3,802,860
Calpine Corp.	5.75%	1/15/2025	2,385	2,241,900
Dominion Resources, Inc.	7.00%	6/15/2038	1,707	2,111,991
Empresa Electrica Guacolda SA (Chile)†(c)	4.56%	4/30/2025	200	187,683
Entergy Corp.	5.125%	9/15/2020	4,389	4,732,207
Exelon Generation Co. LLC	5.60%	6/15/2042	2,500	2,414,370
Exelon Generation Co. LLC	6.25%	10/1/2039	4,148	4,293,678
NRG Energy, Inc.	8.25%	9/1/2020	2,300	2,380,500
Oncor Electric Delivery Co. LLC	7.50%	9/1/2038	946	1,260,481

See Notes to Financial Statements.	251

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Origin Energy Finance Ltd. (Australia)†(c)	3.50%	10/9/2018	$1,500	$1,471,243
Public Service Co. of New Mexico	7.95%	5/15/2018	2,283	2,568,843
Red Oak Power LLC	8.54%	11/30/2019	908	952,930
Texas-New Mexico Power Co.†	9.50%	4/1/2019	2,800	3,379,855
Total				32,950,131

Electrical Equipment 0.16%
KLA-Tencor Corp.	4.65%	11/1/2024	3,769	3,834,535

Engineering & Contracting Services 0.16%
China Railway Resources Huitung Ltd. (Hong Kong)(c)	3.85%	2/5/2023	2,849	2,840,439
Odebrecht Finance Ltd.†	5.25%	6/27/2029	1,200	696,000
Odebrecht Finance Ltd.†	7.125%	6/26/2042	689	413,400
Total				3,949,839

Entertainment 0.21%
CCM Merger, Inc.†	9.125%	5/1/2019	1,479	1,560,345
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	1,005	1,010,025
Pinnacle Entertainment, Inc.	8.75%	5/15/2020	1,697	1,777,607
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	800	840,000
Total				5,187,977

Financial Services 1.32%
Air Lease Corp.	4.25%	9/15/2024	1,463	1,437,397
Denali Borrower LLC/Denali Finance Corp.†	5.625%	10/15/2020	2,750	2,922,095
General Electric Capital Corp.	6.75%	3/15/2032	3,402	4,468,585
Intercontinental Exchange, Inc.	3.75%	12/1/2025	1,650	1,666,182
Jefferies Group LLC	6.875%	4/15/2021	3,080	3,480,425
Lazard Group LLC	6.85%	6/15/2017	379	404,383
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	2,265	2,202,712
Navient Corp.	5.50%	1/15/2019	4,250	4,099,125
Navient Corp.	8.45%	6/15/2018	2,809	2,955,068
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	3,694	3,864,109
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	4,325	4,607,081
Total				32,107,162

252	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food 0.47%
Gruma SAB de CV (Mexico)†(c)	4.875%	12/1/2024	$1,100	$1,142,625
Kraft Foods Group, Inc.	6.875%	1/26/2039	4,725	5,808,670
Kraft Heinz Foods Co.	6.75%	3/15/2032	747	864,890
US Foods, Inc.	8.50%	6/30/2019	3,489	3,632,921
Total				11,449,106

Health Care Products 0.06%
Medtronic, Inc.	4.625%	3/15/2044	1,324	1,362,372

Health Care Services 0.47%
CHS/Community Health Systems, Inc.	6.875%	2/1/2022	3,192	3,104,220
HCA, Inc.	7.50%	11/6/2033	843	906,225
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019	2,377	2,246,265
Tenet Healthcare Corp.	6.75%	6/15/2023	1,900	1,783,625
Tenet Healthcare Corp.	8.00%	8/1/2020	3,254	3,319,080
Total				11,359,415

Household Equipment/Products 0.03%
Turkiye Sise ve Cam Fabrikalari AS (Turkey)†(c)	4.25%	5/9/2020	625	604,969

Insurance 0.56%
CNO Financial Group, Inc.	5.25%	5/30/2025	3,208	3,276,170
Symetra Financial Corp.†	6.125%	4/1/2016	1,574	1,595,638
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	5,797	5,967,003
Willis North America, Inc.	7.00%	9/29/2019	2,555	2,882,586
Total				13,721,397

Leasing 0.41%
Aviation Capital Group Corp.†	6.75%	4/6/2021	8,783	9,913,811

Leisure 0.41%
Carnival plc (United Kingdom)(c)	7.875%	6/1/2027	3,957	4,785,529
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	4,560	5,289,600
Total				10,075,129

Lodging 0.77%
Hyatt Hotels Corp.†	6.875%	8/15/2019	3,333	3,804,436
Starwood Hotels & Resorts Worldwide, Inc.	4.50%	10/1/2034	3,250	2,988,001
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	1,220	1,152,900

See Notes to Financial Statements.	253

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Lodging (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	5.375%	3/15/2022	$11,087	$10,657,379
Total				18,602,716

Machinery: Agricultural 0.38%
Altria Group, Inc.	9.95%	11/10/2038	3,280	5,294,163
Reynolds American, Inc.	5.70%	8/15/2035	1,952	2,150,546
Reynolds American, Inc.†	8.125%	5/1/2040	1,400	1,756,955
Total				9,201,664

Manufacturing 0.12%
Trinity Industries, Inc.	4.55%	10/1/2024	3,206	3,034,665

Media 2.52%
21st Century Fox America, Inc.	6.20%	12/15/2034	1,560	1,810,183
21st Century Fox America, Inc.	6.90%	8/15/2039	3,664	4,462,594
CCO Holdings LLC/CCO Holdings Capital Corp.	6.50%	4/30/2021	953	998,463
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	654	669,533
CCO Safari II LLC†	6.384%	10/23/2035	6,471	6,713,986
CCOH Safari LLC†	5.75%	2/15/2026	1,732	1,744,990
Cox Communications, Inc.†	8.375%	3/1/2039	3,800	4,291,097
Discovery Communications LLC	6.35%	6/1/2040	3,195	3,205,090
Globo Comunicacao e Participacoes SA (Brazil)†(c)	4.875%	4/11/2022	3,825	3,762,844
Globo Comunicacao e Participacoes SA (Brazil) (7.25% after 5/11/2017)†~(c)	5.307%	5/11/2022	3,550	3,601,475
Myriad International Holdings BV (Netherlands)†(c)	5.50%	7/21/2025	2,500	2,502,450
Neptune Finco Corp.†	10.875%	10/15/2025	2,545	2,697,700
Numericable-SFR SAS (France)†(c)	6.00%	5/15/2022	1,666	1,649,340
Time Warner Cable, Inc.	7.30%	7/1/2038	9,023	9,792,102
Time Warner, Inc.	7.625%	4/15/2031	5,199	6,556,989
Univision Communications, Inc.†	8.50%	5/15/2021	3,368	3,515,350
Viacom, Inc.	6.875%	4/30/2036	3,304	3,345,829
Total				61,320,015

Metals & Minerals: Miscellaneous 0.48%
ALROSA Finance SA (Luxembourg)†(c)	7.75%	11/3/2020	200	214,795
Barrick Gold Corp. (Canada)(c)	4.10%	5/1/2023	796	701,528
Barrick International Barbados Corp. (Barbados)†(c)	6.35%	10/15/2036	1,711	1,492,747
Glencore Finance Canada Ltd. (Canada)†(c)	6.00%	11/15/2041	3,362	2,461,014
Glencore Funding LLC†	4.625%	4/29/2024	453	344,303

254	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous (continued)
Goldcorp, Inc. (Canada)(c)	5.45%	6/9/2044	$1,466	$1,296,354
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Ireland)†(c)	6.625%	10/14/2022	1,900	1,957,000
New Gold, Inc. (Canada)†(c)	6.25%	11/15/2022	3,704	3,171,550
New Gold, Inc. (Canada)†(c)	7.00%	4/15/2020	69	64,429
Total				11,703,720

Natural Gas 0.50%
Dominion Gas Holdings LLC	4.60%	12/15/2044	3,300	3,129,707
Fermaca Enterprises S de RL de CV (Mexico)†(c)	6.375%	3/30/2038	2,546	2,431,362
GNL Quintero SA (Chile)†(c)	4.634%	7/31/2029	1,650	1,604,072
SourceGas LLC†	5.90%	4/1/2017	3,984	4,159,025
Transportadora de Gas del Peru SA (Peru)†(c)	4.25%	4/30/2028	800	764,000
Total				12,088,166

Oil 2.38%
Afren plc (United Kingdom)†(a)(c)	10.25%	4/8/2019	2,537	63,429
Apache Corp.	6.00%	1/15/2037	3,518	3,822,423
Bill Barrett Corp.	7.625%	10/1/2019	3,408	2,641,200
Canadian Oil Sands Ltd. (Canada)†(c)	7.75%	5/15/2019	2,047	2,255,180
Canadian Oil Sands Ltd. (Canada)†(c)	7.90%	9/1/2021	876	983,487
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	563	554,555
Chaparral Energy, Inc.	8.25%	9/1/2021	1,340	328,300
Ecopetrol SA (Colombia)(c)	5.875%	5/28/2045	762	601,980
Eni SpA (Italy)†(c)	5.70%	10/1/2040	8,625	8,517,032
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(c)	7.50%	2/11/2020	1,685	1,194,244
Helmerich & Payne International Drilling Co.	4.65%	3/15/2025	202	204,024
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	2,068	2,119,700
KazMunayGas National Co. JSC (Kazakhstan)†(c)	4.875%	5/7/2025	300	280,470
Kerr-McGee Corp.	7.125%	10/15/2027	1,000	1,183,181
Kerr-McGee Corp.	7.875%	9/15/2031	2,702	3,334,103
Kunlun Energy Co., Ltd. (Hong Kong)†(c)	3.75%	5/13/2025	2,400	2,366,064
LUKOIL International Finance BV (Netherlands)†(c)	6.656%	6/7/2022	500	524,310
Marathon Oil Corp.	5.20%	6/1/2045	2,091	1,803,736
Marathon Oil Corp.	6.60%	10/1/2037	1,049	1,065,464
MEG Energy Corp. (Canada)†(c)	6.375%	1/30/2023	650	542,750
MEG Energy Corp. (Canada)†(c)	7.00%	3/31/2024	5,835	4,974,338
OGX Austria GmbH (Austria)†(a)(c)	8.50%	6/1/2018	1,730	190

See Notes to Financial Statements.	255

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Petrobras Global Finance BV (Netherlands)(c)	4.375%	5/20/2023	$2,026	$1,418,200
Petroleos de Venezuela SA (Venezuela)(c)	5.25%	4/12/2017	2,771	1,593,325
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad/Tobago)†(c)	9.75%	8/14/2019	1,000	1,088,750
Rowan Cos., Inc.	7.875%	8/1/2019	3,846	3,883,153
Shell International Finance BV (Netherlands)(c)	6.375%	12/15/2038	1,350	1,693,544
Valero Energy Corp.	10.50%	3/15/2039	1,753	2,525,703
Whiting Canadian Holding Co. ULC	8.125%	12/1/2019	3,139	3,277,132
YPF SA (Argentina)†(c)	8.50%	7/28/2025	3,147	3,033,708
Total				57,873,675

Oil: Crude Producers 2.37%
Columbia Pipeline Group, Inc.†	3.30%	6/1/2020	3,192	3,158,647
Enbridge Energy Partners LP	9.875%	3/1/2019	4,721	5,475,553
Energy Transfer Partners LP	6.125%	12/15/2045	770	662,570
Energy Transfer Partners LP	6.625%	10/15/2036	1,260	1,169,872
Energy Transfer Partners LP	7.50%	7/1/2038	4,486	4,473,488
Enterprise Products Operating LLC	7.55%	4/15/2038	3,519	4,096,376
Gulfstream Natural Gas System LLC†	4.60%	9/15/2025	1,500	1,487,442
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	3,850	4,150,369
Kinder Morgan Energy Partners LP	7.40%	3/15/2031	1,900	1,817,017
Kinder Morgan Energy Partners LP	7.50%	11/15/2040	1,500	1,451,850
Kinder Morgan, Inc.	7.75%	1/15/2032	5,402	5,267,604
Kinder Morgan, Inc.	7.80%	8/1/2031	593	578,489
Kinder Morgan, Inc.	8.05%	10/15/2030	548	549,307
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%	3/1/2022	3,240	3,261,394
Ruby Pipeline LLC†	6.00%	4/1/2022	3,557	3,728,202
Sabine Pass Liquefaction LLC	6.25%	3/15/2022	5,935	5,764,369
Southeast Supply Header LLC†	4.25%	6/15/2024	1,554	1,499,405
Tennessee Gas Pipeline Co. LLC	8.375%	6/15/2032	1,558	1,590,157
Transportadora de Gas Internacional SA ESP (Colombia)†(c)	5.70%	3/20/2022	2,634	2,713,020
Williams Cos., Inc. (The)	8.75%	3/15/2032	4,707	4,625,508
Total				57,520,639

Oil: Integrated Domestic 0.39%
Cameron International Corp.	7.00%	7/15/2038	551	675,637
Halliburton Co.	6.70%	9/15/2038	613	745,611

256	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic (continued)
Halliburton Co.	7.45%	9/15/2039	$2,173	$2,862,675
SEACOR Holdings, Inc.	7.375%	10/1/2019	1,244	1,237,780
Weatherford International Ltd.	9.875%	3/1/2039	4,251	3,841,841
Total				9,363,544

Paper & Forest Products 0.55%
Georgia-Pacific LLC	8.875%	5/15/2031	7,478	10,757,051
Mercer International, Inc. (Canada)(c)	7.75%	12/1/2022	2,473	2,584,285
Total				13,341,336

Real Estate Investment Trusts 1.63%
American Tower Corp.	4.00%	6/1/2025	4,299	4,267,613
CBRE Services, Inc.	4.875%	3/1/2026	5,251	5,208,829
CBRE Services, Inc.	5.25%	3/15/2025	568	579,571
EPR Properties	5.25%	7/15/2023	6,807	6,977,005
Hospitality Properties Trust	4.65%	3/15/2024	1,218	1,205,838
Hospitality Properties Trust	5.00%	8/15/2022	1,250	1,293,048
Host Hotels & Resorts LP	5.25%	3/15/2022	2,000	2,150,092
Iron Mountain, Inc.	6.00%	8/15/2023	775	816,176
Kilroy Realty LP	6.625%	6/1/2020	517	590,407
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	647	655,108
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	2,853	2,970,686
PLA Administradora Industrial S de RL de CV (Mexico)†(c)	5.25%	11/10/2022	1,000	993,750
Senior Housing Properties Trust	6.75%	12/15/2021	1,899	2,154,924
Trust F/1401 (Mexico)†(c)	5.25%	1/30/2026	1,100	1,092,300
Vereit Operating Partnership LP	3.00%	2/6/2019	9,042	8,759,437
Total				39,714,784

Retail 0.55%
Chinos Intermediate Holdings A, Inc. PIK†	7.75%	5/1/2019	4,023	1,038,834
DBP Holding Corp.†	7.75%	10/15/2020	564	327,120
Pacific Emerald Pte Ltd. (Singapore)(c)	9.75%	7/25/2018	775	755,625
PVH Corp.	7.75%	11/15/2023	2,290	2,627,775
QVC, Inc.	5.125%	7/2/2022	1,411	1,439,243
Tops Holding LLC/Top Markets II Corp.†	8.00%	6/15/2022	3,016	3,031,080
Walgreens Boots Alliance, Inc.	4.50%	11/18/2034	3,000	2,769,588
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	1,606	1,475,541
Total				13,464,806

See Notes to Financial Statements.	257

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Savings & Loan 0.10%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	$1,995	$2,356,827

Steel 0.32%
Allegheny Technologies, Inc.	7.625%	8/15/2023	4,630	3,738,725
Allegheny Technologies, Inc.	9.375%	6/1/2019	4,085	4,090,106
Total				7,828,831

Technology 1.11%
Alibaba Group Holding Ltd. (China)(c)	3.60%	11/28/2024	6,600	6,374,452
Amazon.com, Inc.	4.80%	12/5/2034	13,317	14,040,699
Expedia, Inc.	4.50%	8/15/2024	3,025	2,999,995
Tencent Holdings Ltd. (China)†(c)	3.375%	5/2/2019	3,500	3,569,583
Total				26,984,729

Telecommunications 2.63%
AT&T, Inc.	4.50%	5/15/2035	1,002	943,330
AT&T, Inc.	6.30%	1/15/2038	4,897	5,473,548
AT&T, Inc.	6.50%	9/1/2037	6,041	6,886,432
CenturyLink, Inc.	6.75%	12/1/2023	5,053	4,816,267
CenturyLink, Inc.	6.875%	1/15/2028	1,425	1,204,125
Digicel Group Ltd. (Jamaica)†(c)	7.125%	4/1/2022	1,000	810,710
Frontier Communications Corp.	7.625%	4/15/2024	1,445	1,228,250
Frontier Communications Corp.	9.25%	7/1/2021	5,522	5,418,462
Frontier Communications Corp.†	10.50%	9/15/2022	1,377	1,368,394
Frontier Communications Corp.†	11.00%	9/15/2025	2,289	2,248,943
GTE Corp.	6.94%	4/15/2028	9,758	11,648,427
Millicom International Cellular SA (Luxembourg)†(c)	4.75%	5/22/2020	2,500	2,325,000
Motorola Solutions, Inc.	3.75%	5/15/2022	3,153	2,921,746
MTN Mauritius Investments Ltd. (Mauritius)†(c)	4.755%	11/11/2024	1,865	1,743,775
T-Mobile USA, Inc.	6.00%	3/1/2023	4,855	4,891,413
T-Mobile USA, Inc.	6.464%	4/28/2019	2,822	2,906,660
Turk Telekomunikasyon AS (Turkey)†(c)	4.875%	6/19/2024	1,947	1,865,907
Verizon Communications, Inc.	4.272%	1/15/2036	4,900	4,528,688
Verizon Communications, Inc.	5.85%	9/15/2035	756	833,358
Total				64,063,435

Textiles Products 0.10%
Mohawk Industries, Inc.	6.125%	1/15/2016	2,403	2,416,764

258	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Transportation: Miscellaneous 0.01%
Autoridad del Canal de Panama (Panama)†(c)	4.95%	7/29/2035		$200	$208,000

Utilities 0.19%
Aquarion Co.†	4.00%	8/15/2024		4,741	4,625,490

Utilities: Electrical 0.14%
Tennessee Valley Authority	3.50%	12/15/2042		3,740	3,512,623
Total Corporate Bonds (cost $787,339,415)					751,933,784

FLOATING RATE LOAN(d) 0.07%

Gaming
Seminole Tribe of Florida Initial Term Loan (cost $1,804,673)	3.00%	4/29/2020		1,808	1,805,055

FOREIGN BONDS(b) 0.10%

Brazil 0.02%
BRF SA†	7.75%	5/22/2018	BRL	2,500	542,000

Mexico 0.08%
Red de Carreteras de Occidente S.A.P.I.B. de CV†	9.00%	6/10/2028	MXN	31,250	1,844,993
Total Foreign Bonds (cost $3,748,146)					2,386,993

FOREIGN GOVERNMENT OBLIGATIONS 3.87%

Angola 0.06%
Republic of Angola†(c)	9.50%	11/12/2025		$1,505	1,510,644

Argentina 0.23%
City of Buenos Aires†(c)	9.95%	3/1/2017		800	831,000
Provincia de Buenos Aires†(c)	9.95%	6/9/2021		1,675	1,762,938
Provincia de Neuquen†(c)	7.875%	4/26/2021		335	336,675
Republic of Argentina(a)(c)	8.28%	12/31/2033		620	697,163
Republic of Argentina(c)	8.75%	5/7/2024		1,870	1,900,232
Total					5,528,008

Bahamas 0.09%
Commonwealth of Bahamas†(c)	6.95%	11/20/2029		1,943	2,263,595

Bermuda 0.20%
Bermuda Government†	5.603%	7/20/2020		4,450	4,917,250

See Notes to Financial Statements.	259

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Brazil 0.13%
Federal Republic of Brazil(c)	4.25%	1/7/2025	$1,000	$871,250
Federal Republic of Brazil(c)	5.00%	1/27/2045	1,000	740,000
Federal Republic of Brazil†(c)	5.333%	2/15/2028	2,000	1,615,000
Total				3,226,250

Cayman Islands 0.04%
Cayman Islands Government†	5.95%	11/24/2019	800	914,000

Chile 0.03%
Republic of Chile(c)	3.125%	3/27/2025	713	716,565

Colombia 0.03%
Republic of Colombia(c)	4.00%	2/26/2024	758	742,840

Dominican Republic 0.23%
Dominican Republic†(c)	5.50%	1/27/2025	2,395	2,359,075
Dominican Republic†(c)	6.60%	1/28/2024	800	844,000
Dominican Republic†(c)	6.85%	1/27/2045	1,550	1,528,687
Dominican Republic†(c)	9.04%	1/23/2018	785	835,767
Total				5,567,529

El Salvador 0.05%
Republic of EI Salvador†(c)	6.375%	1/18/2027	1,489	1,315,904

Ethiopia 0.03%
Republic of Ethiopia†(c)	6.625%	12/11/2024	800	748,000

Gabon 0.01%
Republic of Gabon†(c)	6.375%	12/12/2024	400	343,126

Ghana 0.11%
Republic of Ghana†(c)	7.875%	8/7/2023	3,100	2,654,220

Honduras 0.20%
Honduras Government†(c)	7.50%	3/15/2024	4,626	4,933,976

Hungary 0.13%
Republic of Hungary(c)	5.375%	3/25/2024	2,946	3,251,647

Indonesia 0.28%
Perusahaan Penerbit SBSN†(c)	3.30%	11/21/2022	2,150	2,004,875
Perusahaan Penerbit SBSN†(c)	4.00%	11/21/2018	1,700	1,781,600
Perusahaan Penerbit SBSN†(c)	4.325%	5/28/2025	2,275	2,189,687

260	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Indonesia (continued)
Republic of Indonesia†(c)	5.875%	1/15/2024	$670	$726,722
Total				6,702,884

Ivory Coast 0.05%
Ivory Coast Bond†(c)	6.375%	3/3/2028	1,175	1,097,356

Kazakhstan 0.04%
Republic of Kazakhstan†(c)	4.875%	10/14/2044	1,000	863,650

Latvia 0.10%
Republic of Latvia†(c)	5.25%	6/16/2021	2,047	2,317,450

Lithuania 0.20%
Republic of Lithuania†(c)	7.375%	2/11/2020	4,078	4,864,369

Mexico 0.26%
United Mexican States(c)	4.00%	10/2/2023	4,421	4,520,472
United Mexican States(c)	5.55%	1/21/2045	1,214	1,279,253
United Mexican States(c)	5.95%	3/19/2019	400	447,300
Total				6,247,025

Panama 0.03%
Republic of Panama(c)	4.00%	9/22/2024	348	352,350
Republic of Panama(c)	4.30%	4/29/2053	550	478,500
Total				830,850

Paraguay 0.18%
Republic of Paraguay†(c)	4.625%	1/25/2023	3,150	3,110,625
Republic of Paraguay†(c)	6.10%	8/11/2044	1,170	1,149,525
Total				4,260,150

Peru 0.04%
Republic of Peru(c)	4.125%	8/25/2027	942	944,355

Philippines 0.23%
Republic of Philippines(c)	3.95%	1/20/2040	2,400	2,447,508
Republic of Philippines(c)	7.50%	9/25/2024	1,979	2,595,229
Republic of Philippines(c)	9.50%	10/21/2024	300	447,900
Total				5,490,637

Poland 0.09%
Republic of Poland(c)	4.00%	1/22/2024	2,120	2,245,663

See Notes to Financial Statements.	261

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Romania 0.02%
Republic of Romania†(c)	6.125%		1/22/2044	$320	$378,448

Russia 0.12%
Russia Eurobonds†(c)	4.875%		9/16/2023	2,900	3,029,485

Slovenia 0.11%
Republic of Slovenia†(c)	5.25%		2/18/2024	2,456	2,737,634

South Africa 0.10%
Republic of South Africa(c)	4.665%		1/17/2024	1,020	1,028,461
Republic of South Africa(c)	5.50%		3/9/2020	1,400	1,491,466
Total					2,519,927

Trinidad And Tobago 0.08%
Republic of Trinidad & Tobago†(c)	4.375%		1/16/2024	1,830	1,944,375

Turkey 0.34%
Republic of Turkey(c)	4.25%		4/14/2026	600	570,120
Republic of Turkey(c)	5.625%		3/30/2021	3,124	3,333,058
Republic of Turkey(c)	5.75%		3/22/2024	2,625	2,800,350
Republic of Turkey(c)	7.00%		6/5/2020	1,300	1,462,423
Total					8,165,951
Uruguay 0.03%
Republic of Uruguay PIK(c)	7.875%		1/15/2033	590	750,775
Total Foreign Government Obligations (cost $94,985,361)					94,024,538

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.00%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.366%	#	2/25/2032	18,396	3,413,870
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	519	521,740
Government National Mortgage Assoc. 2015-47 AE	2.90%	#	11/16/2055	10,672	10,820,963
Government National Mortgage Assoc. 2015-48 AS	2.90%	#	2/16/2049	7,419	7,551,877
Government National Mortgage Assoc. 2015-73 AC	2.90%		2/16/2053	1,954	1,993,558
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $24,359,792)					24,302,008

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 17.00%
Federal Home Loan Mortgage Corp.	2.156%	#	6/1/2043	9,017	9,154,502
Federal Home Loan Mortgage Corp.	3.075%	#	10/1/2044	15,062	15,531,043
Federal Home Loan Mortgage Corp.	3.172%	#	7/1/2044	2,529	2,612,380
Federal Home Loan Mortgage Corp.(e)	3.50%		TBA	56,360	58,266,553
Federal Home Loan Mortgage Corp.	4.00%		12/1/2044	9,237	9,906,777

262	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Mortgage Corp.	5.00%		6/1/2026	$3,836	$4,111,040
Federal National Mortgage Assoc.	2.805%	#	11/1/2044	12,352	12,696,449
Federal National Mortgage Assoc. (e)	3.00%		TBA	59,820	60,873,006
Federal National Mortgage Assoc.	3.50%		4/1/2043 -
			11/1/2045	82,035	85,210,667
Federal National Mortgage Assoc.	4.00%		10/1/2040 -
			11/1/2044	27,598	29,429,988
Federal National Mortgage Assoc.(e)	4.50%		TBA	106,278	114,896,482
Federal National Mortgage Assoc.	5.50%		9/1/2034 -
			4/1/2036	9,530	10,754,574
Total Government Sponsored Enterprises Pass-Throughs (cost $414,669,737)					413,443,461

MUNICIPAL BONDS 0.20%

Miscellaneous
American Municipal Power, Inc.	7.834%		2/15/2041	765	1,054,361
Municipal Elec Auth of Georgia	7.055%		4/1/2057	1,900	2,094,275
North Texas Tollway Auth	8.91%		2/1/2030	1,475	1,760,752
Total Municipal Bonds (cost $4,641,560)					4,909,388

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.04%
Banc of America Commercial Mortgage Trust 2015-UBS7 B	4.512%	#	9/15/2048	1,163	1,222,785
Banc of America Commercial Mortgage Trust 2015-UBS7 C	4.512%	#	9/15/2048	546	541,455
Bear Stearns ALT-A Trust 2004-8 1A	0.897%	#	9/25/2034	1,894	1,846,509
Citigroup Commercial Mortgage Trust 2014-GC25 B	4.345%		10/10/2047	1,070	1,102,221
Citigroup Commercial Mortgage Trust 2014-GC25 C	4.684%	#	10/10/2047	1,215	1,198,409
Citigroup Commercial Mortgage Trust 2014-GC25 XB IO	0.339%	#	10/10/2047	50,626	905,532
Citigroup Commercial Mortgage Trust 2015-GC33 AS	4.114%		9/10/2058	2,389	2,494,742
Citigroup Commercial Mortgage Trust 2015-GC33 B	4.571%		9/10/2058	2,608	2,750,470
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	5,643	5,669,432
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.455%	#	8/10/2047	5,477	387,674

See Notes to Financial Statements.	263

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2015-LC23 C	4.646%	#	10/10/2053	$1,750	$1,749,244
Commercial Mortgage Pass-Through Certificates 2015-LC23 D†	3.646%	#	10/10/2053	3,663	3,052,881
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.591%	#	7/10/2050	1,140	1,169,914
DBWF Mortgage Trust 2015-LCM A2†	3.535%	#	6/10/2034	1,578	1,569,422
DBWF Mortgage Trust 2015-LCM D†	3.535%	#	6/10/2034	1,620	1,506,204
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.495%	#	12/15/2019	1,732	1,684,102
Granite Master Issuer plc 2007-1 4A1 (United Kingdom)(c)	0.427%	#	12/20/2054	1,611	1,611,181
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	1,400	1,395,628
GS Mortgage Securities Trust 2015-GC32 C	4.559%	#	7/10/2048	1,230	1,216,879
Houston Galleria Mall Trust 2015-HGLR A1A2†	3.087%		3/5/2037	1,261	1,245,208
Hudsons Bay Simon JV Trust 2015-HB10 XB10 IO†	0.541%	#	8/5/2034	19,156	933,759
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	4,226	4,372,575
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#	8/5/2034	3,741	3,686,673
Hudsons Bay Simon JV Trust 2015-HB7 XB7 IO†	0.493%	#	8/5/2034	22,024	724,700
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 AS	4.243%		4/15/2047	2,500	2,664,345
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.421%	#	4/15/2047	5,667	275,026
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.438%	#	4/15/2047	1,595	39,930
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 AS	4.065%		11/15/2047	3,750	3,934,496
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.457%	#	7/15/2048	978	895,506
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	439	432,076
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	466	458,171
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	1,409	1,224,813
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	6,289	6,253,284
MSCG Trust 2015-ALDR B†	3.462%	#	6/7/2035	1,875	1,876,104
Sequoia Mortgage Trust 2012-4 A3	2.069%		9/25/2042	818	788,766
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A1†	3.872%	#	1/5/2035	2,495	2,496,914
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	808	809,429
UBS-BAMLL Trust 2012-WRM E†	4.379%	#	6/10/2030	3,905	3,831,988

264	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2013-120B D†	2.80%	#	3/18/2028	$2,405	$2,320,498
Wells Fargo Commercial Mortgage Trust 2013-LC12 C	4.435%	#	7/15/2046	4,894	4,930,448
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.435%	#	7/15/2046	5,195	4,753,899
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.276%	#	5/15/2048	7,460	5,963,235
Wells Fargo Commercial Mortgage Trust 2015-LC20 B	3.719%		4/15/2050	2,653	2,583,876
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.374%	#	5/15/2047	11,207	742,266
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.734%	#	5/15/2047	2,205	99,824
WF-RBS Commercial Mortgage Trust 2014-C23 C	3.995%	#	10/15/2057	608	582,559
WF-RBS Commercial Mortgage Trust 2014-C23 XA IO	0.857%	#	10/15/2057	69,336	2,904,452
WF-RBS Commercial Mortgage Trust 2014-C23 XB IO	0.307%		10/15/2057	100,000	2,261,880
WF-RBS Commercial Mortgage Trust 2014-C25 B	4.236%		11/15/2047	1,000	1,024,599
Total Non-Agency Commercial Mortgage-Backed Securities (cost $97,426,290)					98,185,983

U.S. TREASURY OBLIGATIONS 29.82%
U.S. Treasury Bond	2.875%		8/15/2045	37,108	36,206,387
U.S. Treasury Bond	3.00%		5/15/2045	45,692	45,659,879
U.S. Treasury Note	0.625%		2/15/2017	56,042	55,954,462
U.S. Treasury Note	0.875%		10/15/2017	92,724	92,671,518
U.S. Treasury Note	1.25%		11/30/2018	200,742	200,859,635
U.S. Treasury Note	1.375%		9/30/2020	40,228	39,701,576
U.S. Treasury Note	1.375%		10/31/2020	178,532	176,125,924
U.S. Treasury Note	1.75%		4/30/2022	16,002	15,818,233
U.S. Treasury Note	2.25%		11/15/2025	27,385	27,466,306
U.S. Treasury Note	2.625%		11/15/2020	33,059	34,502,092
Total U.S. Treasury Obligations (cost $726,608,356)					724,966,012
Total Long-Term Investments (cost $2,645,784,789)					2,604,853,688

See Notes to Financial Statements.	265

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 2.90%

U.S. TREASURY OBLIGATION 0.50%
U.S. Treasury Note (cost $12,152,352)	1.50%	7/31/2016	$12,055	$12,130,814

REPURCHASE AGREEMENT 2.40%
Repurchase Agreement dated 11/30/2015, Zero Coupon due 12/1/2015 with Fixed Income Clearing Corp. collateralized by $59,565,000 of U.S. Treasury Note at 1.50% due 10/31/2019; value: $59,639,456; proceeds: $58,469,675 (cost $58,469,675)			58,470	58,469,675
Total Short-Term Investments (cost $70,622,027)				70,600,489
Total Investments in Securities 110.04% (cost $2,716,406,816)				2,675,454,177
Liabilities in Excess of Cash and Other Assets(f) (10.04%)				(244,065,167)
Net Assets 100.00%				$2,431,389,010

BRL	Brazilian real.
MXN	Mexican peso.
IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2015.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Defaulted (non-income producing security).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2015.
(e)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(f)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

266	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

Open Forward Foreign Currency Exchange Contracts at November 30, 2015:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Brazilian real	Sell	Goldman Sachs	2/12/2016	2,540,000	$650,837	$641,797	$9,040

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Mexican peso	Sell	J.P. Morgan	2/12/2016	31,200,000	$1,840,377	$1,873,252	$(32,875)

Open Futures Contracts at November 30, 2015:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
U.S. 5-Year Treasury Note	March 2016	1,327	Long	$157,487,946	$101,336

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
U.S. 10-Year Treasury Note	March 2016	911	Short	$(115,184,563)	$(79,892)
U.S. Long Bond	March 2016	31	Short	(4,774,000)	(13,133)
Totals				$(119,958,563)	$(93,025)

See Notes to Financial Statements.	267

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$–	$135,883,237	$2,409,066	(4)	$138,292,303
Remaining Industries	–	350,535,327	–		350,535,327
Convertible Bonds	–	–	68,836	(5)	68,836
Corporate Bonds	–	751,933,784	–		751,933,784
Floating Rate Loan	–	1,805,055	–		1,805,055
Foreign Bonds	–	2,386,993	–		2,386,993
Foreign Government Obligations	–	94,024,538	–		94,024,538
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	24,302,008	–		24,302,008
Government Sponsored Enterprises Pass-Throughs	–	413,443,461	–		413,443,461
Municipal Bonds	–	4,909,388	–		4,909,388
Non-Agency Commercial Mortgage-Backed Securities	–	98,185,983	–		98,185,983
U.S. Treasury Obligations	–	737,096,826	–		737,096,826
Repurchase Agreement	–	58,469,675	–		58,469,675
Total	$–	$2,672,976,275	$2,477,902		$2,675,454,177

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$9,040	$–		$9,040
Liabilities	–	(32,875)	–		(32,875)
Futures Contract
Assets	101,336	–	–		101,336
Liabilities	(93,025)	–	–		(93,025)
Total	$8,311	$(23,835)	$–		$(15,524)

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2015.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)	Level 3 security fair valued by the Pricing Committee, as described in Note 2(a) in the Notes to Financial Statements.

268	See Notes to Financial Statements.

Schedule of Investments (concluded)

TOTAL RETURN FUND November 30, 2015

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Asset-Backed	Convertible	Total Return
Investment Type	Securities	Bonds	Swap
Balance as of December 1, 2014	$–	$–	$164,188
Accrued discounts/premiums	2	–	–
Realized gain (loss)	–	–	(43,517)
Change in unrealized appreciation/depreciation	(243)	(54,553)	–
Purchases	2,409,307	123,389	–
Sales	–	–	(120,671)
Net transfers in or out of Level 3	–	–	–
Balance as of November 30, 2015	$2,409,066	$68,836	$–

See Notes to Financial Statements.	269

Statements of Assets and Liabilities

November 30, 2015

	Convertible Fund	Core Fixed Income Fund	Floating Rate Fund
ASSETS:
Investments in securities, at cost	$702,592,646	$1,511,167,580	$6,618,229,680
Investments in securities, at fair value	$703,118,981	$1,498,762,352	$6,429,487,836
Cash	7,777,429	6,700,299	68,105,548
Deposits with brokers for derivatives collateral	–	807,100	647,761
Foreign cash, at value (cost $0, $0, $0, $0, $0, $9,832, $453,312 and $0, respectively)	–	–	–
Receivables:
Investment securities sold	11,900,886	216,494	215,522,958
Interest and dividends	3,893,270	6,582,724	41,803,380
Capital shares sold	729,670	5,500,392	40,677,085
From advisor (See Note 3)	44,363	–	–
Variation margin	–	7,396	25,689
Unrealized appreciation on forward foreign currency exchange contracts	–	–	1,221,417
Unrealized appreciation on CPI swaps	–	–	–
Unrealized appreciation on unfunded commitments	–	–	410
Prepaid expenses and other assets	66,968	95,488	185,347
Total assets	727,531,567	1,518,672,245	6,797,677,431
LIABILITIES:
Payables:
Investment securities purchased	18,188,892	180,265,539	420,688,744
Capital shares reacquired	2,265,689	1,080,929	27,775,133
12b-1 distribution plan	29,313	196,137	2,340,974
Management fee	411,440	259,774	2,399,362
Trustees’ fees	68,560	104,297	504,740
Fund administration	23,511	43,736	209,624
Variation margin	–	–	–
To affiliates (See Note 3)	38,257	18,444	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	26,490
Unrealized depreciation on CPI swaps	–	–	–
Credit default swap agreements payable, at fair value (including upfront payments received of $0, $0, $0, $406,435, $0, $308,063, $14,245,612 and $0)	–	–	–
Foreign currency overdraft	157	–	–
Distributions payable	–	2,658,434	23,084,051
Accrued expenses	190,907	385,463	1,574,700
Total liabilities	21,216,726	185,012,753	478,603,818
NET ASSETS	$706,314,841	$1,333,659,492	$6,319,073,613
COMPOSITION OF NET ASSETS:
Paid-in capital	$748,330,808	$1,349,272,575	$6,755,101,390
Undistributed (distributions in excess of) net investment income	12,371,972	215,420	(24,180,965)
Accumulated net realized loss on investments, futures contracts, swaps and foreign currency related transactions	(54,914,276)	(3,454,596)	(224,263,564)
Net unrealized appreciation (depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	526,337	(12,373,907)	(187,583,248)
Net Assets	$706,314,841	$1,333,659,492	$6,319,073,613

270	See Notes to Financial Statements.

High Yield Fund	Income Fund	Inflation Focused Fund	Short Duration Income Fund	Total Return Fund

$4,298,598,704	$1,995,070,749	$731,182,793	$35,589,698,982	$2,716,406,816
$4,124,896,956	$1,937,189,399	$718,375,659	$35,067,731,638	$2,675,454,177
27,023,272	2,614,345	3,030,820	185,427,590	9,977,954
1,504,307	6,890,000	108,290,000	600,000	1,624,214

–	–	9,670	445,695	–

33,563,895	42,306,390	–	1,990,147	188,867
62,790,315	23,408,694	5,959,224	270,253,918	15,832,389
36,311,300	10,194,771	3,534,128	184,593,269	11,949,762
253	239,394	105,575	–	377,665
–	–	–	–	–

2,022,129	3,033,066	6,108	566,075	9,040
–	–	14,330,502	–	–
–	–	–	–	–
171,833	97,968	65,568	767,479	101,529
4,288,284,260	2,025,974,027	853,707,254	35,712,375,811	2,715,515,597

46,419,046	73,841,816	5,947,712	413,403,112	266,900,301
8,613,289	5,505,692	2,756,739	114,525,591	9,015,740
582,247	541,818	204,040	11,438,777	464,169
1,874,347	808,293	239,835	7,343,046	821,249
256,038	595,400	58,518	2,388,777	175,830
140,085	64,663	23,984	1,155,161	79,767
39,160	59,338	34,738	1,407,725	10,039
148,516	–	–	52,912	–

26,785	5,773,354	–	95,011	32,875
–	–	121,165,465	–	–

353,736	–	18,529	607,051	–
212	–	–	–	–
20,521,790	7,212,619	2,601,479	111,623,764	5,868,169
992,956	654,754	477,584	7,908,332	758,448
79,968,207	95,057,747	133,528,623	671,949,259	284,126,587
$4,208,316,053	$1,930,916,280	$720,178,631	$35,040,426,552	$2,431,389,010

$4,536,884,295	$2,050,712,044	$900,903,277	$36,967,116,606	$2,483,803,992

(15,352,825)	(7,808,019)	(283,125)	(11,985,236)	(571,724)

(141,701,262)	(51,304,439)	(60,984,570)	(1,402,107,830)	(10,873,904)

(171,514,155)	(60,683,306)	(119,456,951)	(512,596,988)	(40,969,354)
$4,208,316,053	$1,930,916,280	$720,178,631	$35,040,426,552	$2,431,389,010

See Notes to Financial Statements.	271

Statements of Assets and Liabilities (concluded)

November 30, 2015

	Convertible Fund	Core Fixed Income Fund	Floating Rate Fund

Net assets by class:
Class A Shares	$104,760,986	$434,185,568	$2,365,304,694
Class B Shares	$1,409,816	$4,971,112	–
Class C Shares	$51,654,515	$80,476,808	$1,479,103,136
Class F Shares	$96,774,369	$397,366,371	$2,073,567,493
Class I Shares	$448,315,517	$356,372,013	$366,250,493
Class P Shares	$46,118	$11,590	–
Class R2 Shares	$251,409	$257,549	$451,699
Class R3 Shares	$3,074,367	$28,111,793	$26,232,009
Class R4 Shares	$9,241	$10,035	$9,828
Class R5 Shares	$9,251	$10,046	$9,838
Class R6 Shares	$9,252	$31,886,607	$8,144,423
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	9,408,277	39,986,213	266,158,791
Class B Shares	126,768	459,190	–
Class C Shares	4,668,265	7,444,538	166,318,391
Class F Shares	8,691,377	36,602,212	233,575,846
Class I Shares	40,060,785	32,822,715	41,189,638
Class P Shares	4,087	1,063.63	–
Class R2 Shares	22,323	23,713	50,768
Class R3 Shares	277,136	2,588,622	2,950,559
Class R4 Shares	829.77	924	1,106
Class R5 Shares	827	925	1,106
Class R6 Shares	827	2,937,678	915,404
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$11.13	$10.86	$8.89
Class A Shares–Maximum offering price (Net asset value plus sales charge of 2.25%)	$11.39	$11.11	$9.09
Class B Shares–Net asset value	$11.12	$10.83	–
Class C Shares–Net asset value	$11.07	$10.81	$8.89
Class F Shares–Net asset value	$11.13	$10.86	$8.88
Class I Shares–Net asset value	$11.19	$10.86	$8.89
Class P Shares–Net asset value	$11.28	$10.90	–
Class R2 Shares–Net asset value	$11.26	$10.86	$8.90
Class R3 Shares–Net asset value	$11.09	$10.86	$8.89
Class R4 Shares–Net asset value	$11.14	$10.86	$8.89
Class R5 Shares–Net asset value	$11.19	$10.86	$8.90
Class R6 Shares–Net asset value	$11.19	$10.85	$8.90

272	See Notes to Financial Statements.

High Yield Fund	Income Fund	Inflation Focused Fund	Short Duration Income Fund	Total Return Fund

$1,156,411,431	$1,017,019,175	$359,137,073	$11,609,287,385	$1,224,397,453
$7,083,902	$5,724,741	–	$18,795,492	$11,461,951
$335,483,540	$282,551,781	$63,659,425	$7,143,036,125	$199,730,839
$734,256,926	$447,866,910	$152,172,950	$11,321,562,710	$548,513,401
$1,909,421,839	$107,266,061	$144,557,025	$4,487,860,650	$299,438,331
$275,170	–	–	–	$2,754,379
$5,169,621	$4,561,844	$345,106	$21,602,338	$6,069,967
$45,821,658	$60,808,553	$277,927	$214,468,625	$130,149,025
$327,656	$9,817	$9,700	$197,139	$986,320
$9,877	$9,828	$9,710	$118,385	$20,443
$14,054,433	$5,097,570	$9,715	$223,497,703	$7,866,901

162,793,543	375,497,572	29,266,872	2,668,438,441	119,008,797
1,001,827	2,111,539	–	4,315,117	1,115,540
47,480,277	103,851,029	5,180,264	1,631,669,438	19,431,011
103,512,891	165,368,133	12,395,200	2,604,322,811	53,323,051
267,691,664	39,597,488	11,780,283	1,032,403,920	29,049,978
38,209	–	–	–	266,468
723,543	1,669,701	28,143	4,963,520	590,117
6,414,325	22,374,339	22,657	49,248,887	12,653,526
46,138	3,626	790.35	45,221	95,862
1,385	3,629	791.23	27,244	1,985
1,970,061	1,882,221	791.63	51,387,942	763,964

$7.10	$2.71	$12.27	$4.35	$10.29

$7.26	$2.77	$12.55	$4.45	$10.53
$7.07	$2.71	–	$4.36	$10.27
$7.07	$2.72	$12.29	$4.38	$10.28
$7.09	$2.71	$12.28	$4.35	$10.29
$7.13	$2.71	$12.27	$4.35	$10.31
$7.20	–	–	–	$10.34
$7.15	$2.73	$12.26	$4.35	$10.29
$7.14	$2.72	$12.27	$4.35	$10.29
$7.10	$2.71	$12.27	$4.36	$10.29
$7.13	$2.71	$12.27	$4.35	$10.30
$7.13	$2.71	$12.27	$4.35	$10.30

See Notes to Financial Statements.	273

Statements of Operations

For the Year Ended November 30, 2015

	Convertible Fund	Core Fixed Income Fund	Floating Rate Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0, $495, $15,510, $0, $0, $0 and $0, respectively)	$9,094,450	$–	$4,805
Interest and other (net of foreign withholding taxes of $0, $0, $0, $0, $0, $676, $1,094 and $0, respectively)	10,582,245	29,708,024	346,038,644
Total investment income	19,676,695	29,708,024	346,043,449
Expenses:
Management fee	5,480,084	5,732,337	30,765,648
12b–1 distribution plan–Class A	256,724	848,125	5,054,440
12b–1 distribution plan–Class B	18,466	60,955	–
12b–1 distribution plan–Class C	525,569	679,932	13,292,645
12b–1 distribution plan–Class F	119,062	377,709	2,140,178
12b–1 distribution plan–Class P	162	51	–
12b–1 distribution plan–Class R2	1,744	2,076	3,548
12b–1 distribution plan–Class R3	16,040	133,396	130,143
12b–1 distribution plan–Class R4	10	11	11
Shareholder servicing	342,261	1,484,950	4,710,040
Fund administration	313,148	523,234	2,690,280
Subsidy (See Note 3)	611,402	246,020	–
Reports to shareholders	47,144	111,327	434,270
Registration	128,862	166,576	360,059
Trustees’ fees	22,502	35,973	194,359
Professional	73,028	64,627	158,231
Custody	23,053	30,676	92,948
Other	120,276	181,841	801,359
Gross expenses	8,099,537	10,679,816	60,828,159
Expense reductions (See Note 9)	(315)	(1,119)	(6,714)
Fees waived and expenses reimbursed (See Note 3)	(428,773)	(2,616,169)	–
Net expenses	7,670,449	8,062,528	60,821,445
Net investment income	12,006,246	21,645,496	285,222,004
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(43,519,814)	12,865,203	(243,392,536)
Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions	337,966	435,596	12,350,794
Net change in unrealized appreciation/depreciation on investments	(23,698,994)	(32,833,870)	(78,392,045)
Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(155,029)	31,321	(344,618)
Net realized and unrealized loss	(67,035,871)	(19,501,750)	(309,778,405)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(55,029,625)	$2,143,746	$(24,556,401)

274	See Notes to Financial Statements.

High Yield Fund	Income Fund	Inflation Focused Fund	Short Duration Income Fund	Total Return Fund

$1,971,914	$171,925	$–	$–	$–

257,316,291	94,872,481	23,813,379	1,039,265,084	64,974,590
259,288,205	95,044,406	23,813,379	1,039,265,084	64,974,590

22,435,748	10,632,852	3,249,106	91,448,481	9,649,511
1,983,592	2,239,816	787,442	24,449,102	2,280,543
90,317	71,287	–	225,357	134,284
2,908,073	2,596,302	640,443	64,173,633	1,654,463
683,419	499,321	217,397	11,432,371	569,935
3,999	–	–	–	13,152
27,416	27,828	2,059	119,151	33,812
201,932	292,914	1,132	868,878	563,302
113	11	11	53	60
2,808,203	2,522,508	1,928,327	26,966,803	3,145,317
1,674,860	850,628	324,911	14,391,757	931,632
2,368,003	–	–	917,184	–
298,749	202,765	169,121	2,477,453	203,542
339,432	198,613	167,788	1,227,250	237,180
115,733	59,700	23,940	1,012,816	61,321
99,680	95,906	96,821	297,267	76,744
188,163	67,531	76,031	425,433	49,355
478,981	268,723	137,263	3,841,675	296,822
36,706,413	20,626,705	7,821,792	244,274,664	19,900,975
(2,510)	(2,129)	(809)	(35,185)	(2,325)
(267)	(2,564,234)	(1,704,981)	–	(3,544,018)
36,703,636	18,060,342	6,116,002	244,239,479	16,354,632
222,584,569	76,984,064	17,697,377	795,025,605	48,619,958

(132,113,565)	462,957	(7,410,008)	(227,133,797)	11,432,254

12,481,413	(28,303,864)	(12,397,794)	43,918,246	1,971,993

(158,614,152)	(108,447,039)	(10,322,842)	(456,388,736)	(69,113,381)

425,822	3,030,703	(24,581,977)	(14,617,576)	(78,261)
(277,820,482)	(133,257,243)	(54,712,621)	(654,221,863)	(55,787,395)

$(55,235,913)	$(56,273,179)	$(37,015,244)	$140,803,742	$(7,167,437)

See Notes to Financial Statements.	275

Statements of Changes in Net Assets

	Convertible Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Operations:
Net investment income	$12,006,246	$8,291,002
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	(43,181,848)	89,981,637
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(23,854,023)	(31,284,746)
Net increase (decrease) in net assets resulting from operations	(55,029,625)	66,987,893
Distributions to shareholders from:
Net investment income
Class A	(3,335,632)	(2,965,891)
Class B	(36,147)	(38,373)
Class C	(1,241,958)	(962,817)
Class F	(3,411,096)	(2,181,735)
Class I	(12,815,788)	(8,760,721)
Class P	(1,246)	(854)
Class R2	(7,118)	(3,575)
Class R3	(72,471)	(46,410)
Class R4	(44)	–
Class R5	(49)	–
Class R6	(50)	–
Net realized gain
Class A	(13,499,163)	(7,749,692)
Class B	(226,710)	(195,676)
Class C	(6,659,559)	(3,927,766)
Class F	(13,720,578)	(5,187,501)
Class I	(45,051,165)	(24,507,594)
Class P	(4,971)	(2,837)
Class R2	(36,565)	(10,597)
Class R3	(306,028)	(137,474)
Total distributions to shareholders	(100,426,338)	(56,679,513)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	177,790,478	504,472,762
Reinvestment of distributions	94,876,937	53,080,027
Cost of shares reacquired	(256,426,982)	(339,424,521)
Net increase (decrease) in net assets resulting from capital share transactions	16,240,433	218,128,268
Net increase (decrease) in net assets	(139,215,530)	228,436,648
NET ASSETS:
Beginning of year	$845,530,371	$617,093,723
End of year	$706,314,841	$845,530,371
Undistributed (distributions in excess of) net investment income	$12,371,972	$10,338,567

276	See Notes to Financial Statements.

Core Fixed Income Fund		Floating Rate Fund
For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014

$21,645,496	$17,452,365	$285,222,004	$380,169,999

13,300,799	31,966,176	(231,041,742)	(16,949,291)

(32,802,549)	20,917,582	(78,736,663)	(150,970,191)

2,143,746	70,336,123	(24,556,401)	212,250,517

(10,413,894)	(8,981,980)	(110,293,779)	(157,097,787)
(101,785)	(120,548)	–	–
(1,526,958)	(1,473,253)	(59,083,263)	(73,416,784)
(9,629,820)	(7,770,257)	(95,391,335)	(123,121,338)
(10,215,926)	(12,381,108)	(20,192,762)	(25,374,552)
(263)	(931)	–	–
(7,181)	(20,119)	(23,382)	(29,186)
(579,727)	(400,242)	(1,059,154)	(980,327)
(102)	–	(182)	–
(112)	–	(192)	–
(140,751)	–	(63,040)	–

–	–	–	(5,992,273)
–	–	–	–
–	–	–	(3,168,726)
–	–	–	(4,427,832)
–	–	–	(1,001,570)
–	–	–	–
–	–	–	(999)
–	–	–	(25,410)
(32,616,519)	(31,148,438)	(286,107,089)	(394,636,784)

458,905,981	428,505,500	2,329,972,977	3,520,208,488
30,427,499	29,008,969	231,070,536	314,723,706
(393,677,170)	(474,846,500)	(3,378,553,483)	(4,854,904,041)

95,656,310	(17,332,031)	(817,509,970)	(1,019,971,847)
65,183,537	21,855,654	(1,128,173,460)	(1,202,358,114)

$1,268,475,955	$1,246,620,301	$7,447,247,073	$8,649,605,187
$1,333,659,492	$1,268,475,955	$6,319,073,613	$7,447,247,073

$215,420	$(36,415)	$(24,180,965)	$(2,952,402)

See Notes to Financial Statements.	277

Statements of Changes in Net Assets (continued)

	High Yield Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Operations:
Net investment income	$222,584,569	$179,908,415
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	(119,632,152)	84,691,806
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(158,188,330)	(90,306,372)
Net increase (decrease) in net assets resulting from operations	(55,235,913)	174,293,849
Distributions to shareholders from:
Net investment income
Class A	(55,728,633)	(54,714,437)
Class B	(438,953)	(616,383)
Class C	(17,071,222)	(17,114,257)
Class F	(39,022,563)	(26,288,964)
Class I	(123,449,605)	(90,883,949)
Class P	(47,670)	(87,965)
Class R2	(240,203)	(286,244)
Class R3	(2,166,694)	(1,738,195)
Class R4	(2,580)	–
Class R5	(240)	–
Class R6	(69,304)	–
Net realized gain
Class A	(18,502,164)	(28,726,127)
Class B	(231,136)	(444,152)
Class C	(7,391,241)	(10,505,509)
Class F	(12,470,634)	(13,416,030)
Class I	(45,464,651)	(39,914,001)
Class P	(22,657)	(50,993)
Class R2	(101,187)	(161,318)
Class R3	(787,757)	(985,577)
Total distributions to shareholders	(323,209,094)	(285,934,101)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	2,559,439,882	2,974,683,418
Reinvestment of distributions	298,443,651	252,387,774
Cost of shares reacquired	(2,452,448,030)	(1,714,227,446)
Net increase (decrease) in net assets resulting from capital share transactions	405,435,503	1,512,843,746
Net increase (decrease) in net assets	26,990,496	1,401,203,494
NET ASSETS:
Beginning of year	$4,181,325,557	$2,780,122,063
End of year	$4,208,316,053	$4,181,325,557
Undistributed (distributions in excess of) net investment income	$(15,352,825)	$(2,324,815)

278	See Notes to Financial Statements.

Income Fund		Inflation Focused Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2015	November 30, 2014	November 30, 2015	November 30, 2014

$76,984,064	$68,983,317	$17,697,377	$18,809,676

(27,840,907)	32,626,763	(19,807,802)	1,841,831

(105,416,336)	41,753,694	(34,904,819)	(48,464,530)

(56,273,179)	143,363,774	(37,015,244)	(27,813,023)

(49,969,368)	(49,927,688)	(15,971,734)	(16,462,119)
(261,787)	(379,421)	–	–
(11,870,830)	(12,563,879)	(2,662,344)	(3,576,540)
(22,696,999)	(16,110,292)	(8,994,375)	(10,620,797)
(5,788,175)	(5,650,901)	(5,254,633)	(3,371,516)
–	–	–	–
(188,458)	(164,581)	(12,599)	(8,210)
(2,442,902)	(1,768,650)	(8,559)	(5,027)
(183)	–	(165)	–
(194)	–	(176)	–
(60,531)	–	(181)	–

(5,674,198)	(16,287,238)	–	–
(42,310)	(164,902)	–	–
(1,587,393)	(4,932,956)	–	–
(2,308,309)	(4,380,342)	–	–
(652,716)	(1,420,439)	–	–
–	–	–	–
(23,194)	(50,278)	–	–
(256,548)	(474,725)	–	–
(103,824,095)	(114,276,292)	(32,904,766)	(34,044,209)

687,565,782	777,277,597	380,342,472	710,805,051
87,457,720	95,008,560	26,922,858	27,702,318
(786,115,615)	(606,009,605)	(565,142,806)	(656,553,266)

(11,092,113)	266,276,552	(157,877,476)	81,954,103
(171,189,387)	295,364,034	(227,797,486)	20,096,871

$2,102,105,667	$1,806,741,633	$947,976,117	$927,879,246
$1,930,916,280	$2,102,105,667	$720,178,631	$947,976,117

$(7,808,019)	$(4,057,315)	$(283,125)	$336,267

See Notes to Financial Statements.	279

Statements of Changes in Net Assets (concluded)

	Short Duration Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014
Operations:
Net investment income	$795,025,605	$756,094,528
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	(183,215,551)	144,828,398
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(471,006,312)	(175,564,183)
Net increase (decrease) in net assets resulting from operations	140,803,742	725,358,743
Distributions to shareholders from:
Net investment income
Class A	(471,099,457)	(492,101,765)
Class B	(690,891)	(832,082)
Class C	(242,846,881)	(242,747,287)
Class F	(451,469,281)	(391,559,355)
Class I	(180,441,828)	(138,731,715)
Class P	–	–
Class R2	(687,164)	(573,630)
Class R3	(6,206,513)	(4,349,339)
Class R4	(863)	–
Class R5	(738)	–
Class R6	(2,879,866)	–
Net realized gain
Class A	–	(17,674,782)
Class B	–	(41,940)
Class C	–	(10,740,752)
Class F	–	(12,228,198)
Class I	–	(4,311,091)
Class P	–	–
Class R2	–	(18,850)
Class R3	–	(152,877)
Total distributions to shareholders	(1,356,323,482)	(1,316,063,663)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	13,885,310,155	19,126,625,581
Reinvestment of distributions	1,099,130,467	1,064,143,330
Cost of shares reacquired	(16,697,036,558)	(15,683,285,935)
Net increase (decrease) in net assets resulting from capital share transactions	(1,712,595,936)	4,507,482,976
Net increase (decrease) in net assets	(2,928,115,676)	3,916,778,056
NET ASSETS:
Beginning of year	$37,968,542,228	$34,051,764,172
End of year	$35,040,426,552	$37,968,542,228
Undistributed (distributions in excess of) net investment income	$(11,985,236)	$7,108,902

280	See Notes to Financial Statements.

Total Return Fund
For the Year Ended November 30, 2015	For the Year Ended November 30, 2014

$48,619,958	$31,817,855

13,404,247	34,360,880

(69,191,642)	24,974,482

(7,167,437)	91,153,217

(32,480,528)	(25,332,980)
(276,247)	(375,890)
(4,304,517)	(3,744,283)
(16,734,225)	(11,575,421)
(8,745,499)	(3,780,388)
(75,957)	(86,795)
(138,331)	(90,353)
(2,895,604)	(1,583,205)
(756)	–
(136)	–
(25,403)	–

(5,315,553)	–
(86,750)	–
(1,018,385)	–
(2,965,830)	–
(1,241,901)	–
(16,476)	–
(23,664)	–
(503,410)	–
(76,849,172)	(46,569,315)

1,248,377,547	769,105,496
66,403,558	41,945,347
(709,281,553)	(477,980,406)

605,499,552	333,070,437
521,482,943	377,654,339

$1,909,906,067	$1,532,251,728
$2,431,389,010	$1,909,906,067

$(571,724)	$(192,822)

See Notes to Financial Statements.	281

Financial Highlights

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2015	$13.59	$0.17	$(0.99)	$(0.82)	$(0.32)	$(1.32)	$(1.64)
11/30/2014	13.66	0.14	0.98	1.12	(0.29)	(0.90)	(1.19)
11/30/2013	11.12	0.18	2.63	2.81	(0.27)	–	(0.27)
11/30/2012	10.33	0.23	0.85	1.08	(0.29)	–	(0.29)
11/30/2011	11.24	0.28	(0.82)	(0.54)	(0.37)	–	(0.37)
Class B
11/30/2015	13.57	0.08	(0.99)	(0.91)	(0.22)	(1.32)	(1.54)
11/30/2014	13.63	0.04	0.98	1.02	(0.18)	(0.90)	(1.08)
11/30/2013	11.09	0.08	2.63	2.71	(0.17)	–	(0.17)
11/30/2012	10.30	0.15	0.84	0.99	(0.20)	–	(0.20)
11/30/2011	11.20	0.20	(0.82)	(0.62)	(0.28)	–	(0.28)
Class C
11/30/2015	13.52	0.10	(0.99)	(0.89)	(0.24)	(1.32)	(1.56)
11/30/2014	13.59	0.06	0.98	1.04	(0.21)	(0.90)	(1.11)
11/30/2013	11.06	0.10	2.63	2.73	(0.20)	–	(0.20)
11/30/2012	10.28	0.16	0.84	1.00	(0.22)	–	(0.22)
11/30/2011	11.18	0.21	(0.81)	(0.60)	(0.30)	–	(0.30)
Class F
11/30/2015	13.60	0.19	(1.00)	(0.81)	(0.34)	(1.32)	(1.66)
11/30/2014	13.66	0.16	0.99	1.15	(0.31)	(0.90)	(1.21)
11/30/2013	11.12	0.19	2.63	2.82	(0.28)	–	(0.28)
11/30/2012	10.33	0.24	0.85	1.09	(0.30)	–	(0.30)
11/30/2011	11.24	0.29	(0.81)	(0.52)	(0.39)	–	(0.39)
Class I
11/30/2015	13.65	0.20	(0.99)	(0.79)	(0.35)	(1.32)	(1.67)
11/30/2014	13.71	0.17	0.99	1.16	(0.32)	(0.90)	(1.22)
11/30/2013	11.16	0.20	2.65	2.85	(0.30)	–	(0.30)
11/30/2012	10.37	0.25	0.85	1.10	(0.31)	–	(0.31)
11/30/2011	11.28	0.30	(0.81)	(0.51)	(0.40)	–	(0.40)
Class P
11/30/2015	13.75	0.16	(1.00)	(0.84)	(0.31)	(1.32)	(1.63)
11/30/2014	13.80	0.11	1.00	1.11	(0.26)	(0.90)	(1.16)
11/30/2013	11.23	0.15	2.66	2.81	(0.24)	–	(0.24)
11/30/2012	10.44	0.21	0.85	1.06	(0.27)	–	(0.27)
11/30/2011	11.33	0.29	(0.86)	(0.57)	(0.32)	–	(0.32)
Class R2
11/30/2015	13.73	0.12	(1.00)	(0.88)	(0.27)	(1.32)	(1.59)
11/30/2014	13.78	0.09	1.00	1.09	(0.24)	(0.90)	(1.14)
11/30/2013	11.22	0.12	2.66	2.78	(0.22)	–	(0.22)
11/30/2012	10.43	0.19	0.85	1.04	(0.25)	–	(0.25)
11/30/2011	11.34	0.23	(0.80)	(0.57)	(0.34)	–	(0.34)

282	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$11.13	(6.71)	1.06	1.11	1.44	$104,761	223.11
13.59	8.99	1.06	1.11	1.09	171,401	174.32
13.66	25.74	1.06	1.12	1.42	113,956	160.16
11.12	10.62	1.07	1.13	2.14	59,728	92.34
10.33	(5.07)	0.99	0.99	2.43	74,497	64.09

11.12	(7.52)	1.87	1.92	0.63	1,410	223.11
13.57	8.17	1.86	1.91	0.27	2,351	174.32
13.63	24.76	1.86	1.91	0.67	2,950	160.16
11.09	9.67	1.87	1.93	1.35	3,127	92.34
10.30	(5.78)	1.75	1.75	1.71	5,243	64.09

11.07	(7.36)	1.71	1.76	0.80	51,655	223.11
13.52	8.36	1.71	1.76	0.44	68,685	174.32
13.59	25.02	1.68	1.73	0.82	58,045	160.16
11.06	9.86	1.70	1.76	1.51	42,636	92.34
10.28	(5.62)	1.64	1.64	1.81	50,035	64.09

11.13	(6.67)	0.96	1.02	1.55	96,774	223.11
13.60	9.18	0.96	1.01	1.19	132,982	174.32
13.66	25.86	0.96	1.02	1.50	75,696	160.16
11.12	10.74	0.96	1.03	2.24	36,060	92.34
10.33	(4.92)	0.86	0.86	2.55	34,227	64.09

11.19	(6.57)	0.86	0.92	1.66	448,316	223.11
13.65	9.24	0.86	0.91	1.30	466,537	174.32
13.71	25.98	0.86	0.92	1.64	364,317	160.16
11.16	10.81	0.86	0.93	2.33	292,323	92.34
10.37	(4.81)	0.80	0.80	2.68	156,799	64.09

11.28	(6.81)	1.17	1.22	1.35	46	223.11
13.75	8.77	1.31	1.36	0.84	51	174.32
13.80	25.45	1.30	1.36	1.18	43	160.16
11.23	10.24	1.31	1.37	1.90	29	92.34
10.44	(5.23)	1.06	1.06	2.45	26	64.09

11.26	(7.10)	1.46	1.52	1.02	252	223.11
13.73	8.65	1.46	1.51	0.70	380	174.32
13.78	25.19	1.45	1.52	0.99	161	160.16
11.22	10.14	1.46	1.52	1.72	90	92.34
10.43	(5.30)	1.38	1.38	2.06	53	64.09

See Notes to Financial Statements.	283

Financial Highlights (continued)

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2015	$13.55	$0.14	$(0.99)	$(0.85)	$(0.29)	$(1.32)	$(1.61)
11/30/2014	13.62	0.10	0.99	1.09	(0.26)	(0.90)	(1.16)
11/30/2013	11.09	0.14	2.63	2.77	(0.24)	–	(0.24)
11/30/2012	10.31	0.20	0.84	1.04	(0.26)	–	(0.26)
11/30/2011	11.21	0.25	(0.81)	(0.56)	(0.34)	–	(0.34)
Class R4
6/30/2015 to 11/30/2015(c)	12.11	0.08	(1.00)	(0.92)	(0.05)	–	(0.05)
Class R5
6/30/2015 to 11/30/2015(c)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)
Class R6
6/30/2015 to 11/30/2015(c)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

284	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$11.09	(7.00)		1.35	1.41		1.17	$3,074	223.11
13.55	8.73		1.36	1.41		0.79	3,143	174.32
13.62	25.38		1.35	1.41		1.11	1,924	160.16
11.09	10.24		1.36	1.42		1.85	915	92.34
10.31	(5.25)		1.27	1.27		2.18	740	64.09

11.14	(7.56	)(d)	1.10 (e)	1.18	(e)	1.65 (e)	9	223.11

11.19	(7.47	)(d)	0.86 (e)	0.93	(e)	1.89 (e)	9	223.11

11.19	(7.47	)(d)	0.81 (e)	0.84	(e)	1.94 (e)	9	223.11

See Notes to Financial Statements.	285

Financial Highlights (continued)

CORE FIXED INCOME

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2015	$11.11	$0.18	$(0.16)	$0.02	$(0.27)	$–	$(0.27)
11/30/2014	10.78	0.14	0.45	0.59	(0.26)	–	(0.26)
11/30/2013	11.40	0.13	(0.33)	(0.20)	(0.24)	(0.18)	(0.42)
11/30/2012	11.21	0.16	0.59	0.75	(0.30)	(0.26)	(0.56)
11/30/2011	11.39	0.24	0.33	0.57	(0.34)	(0.41)	(0.75)
Class B
11/30/2015	11.08	0.09	(0.16)	(0.07)	(0.18)	–	(0.18)
11/30/2014	10.75	0.06	0.44	0.50	(0.17)	–	(0.17)
11/30/2013	11.37	0.04	(0.33)	(0.29)	(0.15)	(0.18)	(0.33)
11/30/2012	11.18	0.07	0.59	0.66	(0.21)	(0.26)	(0.47)
11/30/2011	11.36	0.16	0.32	0.48	(0.25)	(0.41)	(0.66)
Class C
11/30/2015	11.06	0.11	(0.16)	(0.05)	(0.20)	–	(0.20)
11/30/2014	10.73	0.07	0.45	0.52	(0.19)	–	(0.19)
11/30/2013	11.35	0.06	(0.34)	(0.28)	(0.16)	(0.18)	(0.34)
11/30/2012	11.16	0.08	0.60	0.68	(0.23)	(0.26)	(0.49)
11/30/2011	11.34	0.17	0.33	0.50	(0.27)	(0.41)	(0.68)
Class F
11/30/2015	11.11	0.19	(0.16)	0.03	(0.28)	–	(0.28)
11/30/2014	10.78	0.15	0.45	0.60	(0.27)	–	(0.27)
11/30/2013	11.40	0.14	(0.33)	(0.19)	(0.25)	(0.18)	(0.43)
11/30/2012	11.20	0.17	0.60	0.77	(0.31)	(0.26)	(0.57)
11/30/2011	11.38	0.24	0.34	0.58	(0.35)	(0.41)	(0.76)
Class I
11/30/2015	11.11	0.20	(0.16)	0.04	(0.29)	–	(0.29)
11/30/2014	10.78	0.16	0.45	0.61	(0.28)	–	(0.28)
11/30/2013	11.40	0.15	(0.33)	(0.18)	(0.26)	(0.18)	(0.44)
11/30/2012	11.20	0.18	0.60	0.78	(0.32)	(0.26)	(0.58)
11/30/2011	11.39	0.24	0.34	0.58	(0.36)	(0.41)	(0.77)
Class P
11/30/2015	11.15	0.16	(0.16)	–	(0.25)	–	(0.25)
11/30/2014	10.82	0.12	0.44	0.56	(0.23)	–	(0.23)
11/30/2013	11.44	0.10	(0.33)	(0.23)	(0.21)	(0.18)	(0.39)
11/30/2012	11.25	0.13	0.59	0.72	(0.27)	(0.26)	(0.53)
11/30/2011	11.43	0.23	0.32	0.55	(0.32)	(0.41)	(0.73)
Class R2
11/30/2015	11.12	0.13	(0.16)	(0.03)	(0.23)	–	(0.23)
11/30/2014	10.78	0.10	0.46	0.56	(0.22)	–	(0.22)
11/30/2013	11.40	0.08	(0.33)	(0.25)	(0.19)	(0.18)	(0.37)
11/30/2012	11.21	0.11	0.60	0.71	(0.26)	(0.26)	(0.52)
11/30/2011	11.39	0.20	0.33	0.53	(0.30)	(0.41)	(0.71)

286	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$10.86	0.18	0.66	0.86	1.62	$434,185	493.56
11.11	5.52	0.84	0.85	1.30	399,393	575.68
10.78	(1.79)	0.85	0.85	1.16	401,904	735.06
11.40	6.94	0.86	0.86	1.38	482,408	640.88
11.21	5.41	0.87	0.87	2.17	367,551	668.74

10.83	(0.62)	1.45	1.65	0.81	4,971	493.56
11.08	4.70	1.64	1.65	0.51	7,020	575.68
10.75	(2.58)	1.66	1.66	0.37	8,512	735.06
11.37	6.11	1.66	1.66	0.62	13,319	640.88
11.18	4.59	1.67	1.67	1.42	16,269	668.74

10.81	(0.45)	1.28	1.48	0.99	80,477	493.56
11.06	4.89	1.46	1.47	0.68	82,120	575.68
10.73	(2.45)	1.51	1.51	0.51	94,953	735.06
11.35	6.28	1.51	1.51	0.74	140,543	640.88
11.16	4.74	1.53	1.53	1.53	113,329	668.74

10.86	0.28	0.56	0.76	1.71	397,366	493.56
11.11	5.63	0.73	0.75	1.40	353,154	575.68
10.78	(1.70)	0.75	0.75	1.26	297,303	735.06
11.40	7.14	0.76	0.76	1.48	333,725	640.88
11.20	5.50	0.77	0.77	2.18	247,773	668.74

10.86	0.38	0.46	0.66	1.81	356,372	493.56
11.11	5.73	0.64	0.65	1.51	407,023	575.68
10.78	(1.60)	0.66	0.66	1.36	421,016	735.06
11.40	7.25	0.66	0.66	1.59	133,018	640.88
11.20	5.52	0.68	0.68	2.18	119,703	668.74

10.90	(0.01)	0.87	1.06	1.42	12	493.56
11.15	5.26	1.09	1.09	1.06	12	575.68
10.82	(2.03)	1.11	1.11	0.92	47	735.06
11.44	6.67	1.11	1.11	1.15	265	640.88
11.25	5.14	1.12	1.12	2.06	276	668.74

10.86	(0.31)	1.05	1.25	1.19	258	493.56
11.12	5.19	1.25	1.25	0.90	478	575.68
10.78	(2.19)	1.26	1.26	0.77	1,894	735.06
11.40	6.52	1.26	1.26	1.00	1,792	640.88
11.21	4.99	1.28	1.28	1.77	1,480	668.74

See Notes to Financial Statements.	287

Financial Highlights (continued)

CORE FIXED INCOME

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class R3
11/30/2015	$11.11	$0.15	$(0.16)	$(0.01)	$(0.24)	$–	$(0.24)
11/30/2014	10.78	0.11	0.45	0.56	(0.23)	–	(0.23)
11/30/2013	11.40	0.10	(0.34)	(0.24)	(0.20)	(0.18)	(0.38)
11/30/2012	11.21	0.12	0.60	0.72	(0.27)	(0.26)	(0.53)
11/30/2011	11.39	0.21	0.33	0.54	(0.31)	(0.41)	(0.72)
Class R4
6/30/2015 to 10/31/2015(c)	10.93	0.08	(0.04)	0.04	(0.11)	–	(0.11)
Class R5
6/30/2015 to 10/31/2015(c)	10.93	0.09	(0.04)	0.05	(0.12)	–	(0.12)
Class R6
6/30/2015 to 10/31/2015(c)	10.93	0.09	(0.04)	0.05	(0.13)	–	(0.13)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. The returns for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

288	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$10.86	(0.12)		0.95	1.15		1.33	$28,112	493.56
11.11	5.21		1.13	1.15		1.01	19,276	575.68
10.78	(2.09)		1.15	1.15		0.87	20,990	735.06
11.40	6.63		1.16	1.16		1.09	21,304	640.88
11.21	5.10		1.17	1.17		1.87	15,290	668.74

10.86	0.37	(d)	0.69 (e)	0.89	(e)	1.71 (e)	10	493.56

10.86	0.48	(d)	0.43 (e)	0.63	(e)	1.96 (e)	10	493.56

10.85	0.43	(d)	0.37 (e)	0.57	(e)	2.02 (e)	31,887	493.56

See Notes to Financial Statements.	289

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2015	$9.30	$0.40	$(0.41)	$(0.01)	$(0.40)	$–	$(0.40)
11/30/2014	9.51	0.43	(0.19)	0.24	(0.43)	(0.02)	(0.45)
11/30/2013	9.37	0.43	0.16	0.59	(0.45)	–	(0.45)
11/30/2012	8.98	0.49	0.39	0.88	(0.49)	–	(0.49)
11/30/2011	9.33	0.45	(0.30)	0.15	(0.45)	(0.05)	(0.50)
Class C
11/30/2015	9.31	0.34	(0.42)	(0.08)	(0.34)	–	(0.34)
11/30/2014	9.51	0.37	(0.18)	0.19	(0.37)	(0.02)	(0.39)
11/30/2013	9.38	0.37	0.14	0.51	(0.38)	–	(0.38)
11/30/2012	8.98	0.43	0.40	0.83	(0.43)	–	(0.43)
11/30/2011	9.34	0.38	(0.31)	0.07	(0.38)	(0.05)	(0.43)
Class F
11/30/2015	9.29	0.41	(0.41)	–	(0.41)	–	(0.41)
11/30/2014	9.50	0.44	(0.19)	0.25	(0.44)	(0.02)	(0.46)
11/30/2013	9.36	0.44	0.15	0.59	(0.45)	–	(0.45)
11/30/2012	8.97	0.50	0.39	0.89	(0.50)	–	(0.50)
11/30/2011	9.32	0.46	(0.30)	0.16	(0.46)	(0.05)	(0.51)
Class I
11/30/2015	9.31	0.42	(0.42)	–	(0.42)	–	(0.42)
11/30/2014	9.51	0.45	(0.18)	0.27	(0.45)	(0.02)	(0.47)
11/30/2013	9.38	0.45	0.14	0.59	(0.46)	–	(0.46)
11/30/2012	8.98	0.51	0.40	0.91	(0.51)	–	(0.51)
11/30/2011	9.34	0.47	(0.31)	0.16	(0.47)	(0.05)	(0.52)
Class R2
11/30/2015	9.31	0.36	(0.41)	(0.05)	(0.36)	–	(0.36)
11/30/2014	9.52	0.40	(0.19)	0.21	(0.40)	(0.02)	(0.42)
11/30/2013	9.38	0.40	0.15	0.55	(0.41)	–	(0.41)
11/30/2012	8.99	0.45	0.39	0.84	(0.45)	–	(0.45)
11/30/2011	9.34	0.42	(0.30)	0.12	(0.42)	(0.05)	(0.47)
Class R3
11/30/2015	9.31	0.37	(0.42)	(0.05)	(0.37)	–	(0.37)
11/30/2014	9.51	0.41	(0.19)	0.22	(0.40)	(0.02)	(0.42)
11/30/2013	9.37	0.40	0.16	0.56	(0.42)	–	(0.42)
11/30/2012	8.98	0.46	0.39	0.85	(0.46)	–	(0.46)
11/30/2011	9.34	0.43	(0.31)	0.12	(0.43)	(0.05)	(0.48)

290	See Notes to Financial Statements.

		Ratios to
		Average Net Assets:		Supplemental Data:

Net			Net	Net
asset			invest-	assets,	Portfolio
value,	Total	Total	ment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)

$8.89	(0.14)	0.80	4.35	$2,365,305	76.93
9.30	2.54	0.80	4.57	2,856,709	91.11
9.51	6.36	0.80	4.55	3,585,657	87.52
9.37	9.99	0.81	5.27	1,406,702	81.48
8.98	1.65	0.82	4.86	1,151,105	93.56

8.89	(0.88)	1.44	3.72	1,479,103	76.93
9.31	1.95	1.49	3.89	1,740,187	91.11
9.51	5.57	1.45	3.94	1,864,537	87.52
9.38	9.39	1.48	4.62	952,176	81.48
8.98	0.79	1.56	4.14	882,233	93.56

8.88	(0.05)	0.70	4.45	2,073,567	76.93
9.29	2.64	0.70	4.67	2,387,227	91.11
9.50	6.47	0.70	4.64	2,591,702	87.52
9.36	10.11	0.71	5.37	930,578	81.48
8.97	1.74	0.72	4.96	718,553	93.56

8.89	(0.05)	0.60	4.54	366,250	76.93
9.31	2.85	0.60	4.76	435,250	91.11
9.51	6.46	0.60	4.76	593,427	87.52
9.38	10.32	0.62	5.48	211,974	81.48
8.98	1.74	0.63	5.09	224,241	93.56

8.90	(0.53)	1.20	3.95	452	76.93
9.31	2.14	1.20	4.19	670	91.11
9.52	5.85	1.20	4.24	601	87.52
9.38	9.68	1.21	4.90	346	81.48
8.99	1.25	1.21	4.45	82	93.56

8.89	(0.54)	1.10	4.06	26,232	76.93
9.31	2.35	1.10	4.32	27,205	91.11
9.51	5.96	1.10	4.24	13,680	87.52
9.37	9.79	1.12	5.00	2,629	81.48
8.98	1.25	1.13	4.64	1,192	93.56

See Notes to Financial Statements.	291

Financial Highlights (continued)

FLOATING RATE FUND

Per Share Operating Performance:
Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class R4
6/30/2015 to 11/30/2015(c)	$9.21	$0.17	$(0.32)	$(0.15)	$(0.17)	$–	$(0.17)
Class R5
6/30/2015 to 11/30/2015(c)	9.22	0.18	(0.32)	(0.14)	(0.18)	–	(0.18)
Class R6
6/30/2015 to 11/30/2015(c)	9.22	0.17	(0.31)	(0.14)	(0.18)	–	(0.18)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

292	See Notes to Financial Statements.

			Ratios to
			Average Net Assets:			Supplemental Data:

Net					Net	Net
asset					invest-	assets,	Portfolio
value,	Total		Total		ment	end of	turnover
end of	return(b)		expenses		income	period	rate
period	(%)		(%)		(%)	(000)	(%)

$8.89	(1.69	)(d)	0.81	(e)	4.36 (e)	$10	76.93

8.90	(1.57	)(d)	0.56	(e)	4.62 (e)	10	76.93

8.90	(1.56	)(d)	0.56	(e)	4.61 (e)	8,144	76.93

See Notes to Financial Statements.	293

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2015	$7.79	$0.39	$(0.49)	$(0.10)	$(0.42)	$(0.17)	$(0.59)
11/30/2014	8.05	0.43	0.04	0.47	(0.46)	(0.27)	(0.73)
11/30/2013	7.95	0.49	0.31	0.80	(0.52)	(0.18)	(0.70)
11/30/2012	7.32	0.53	0.70	1.23	(0.55)	(0.05)	(0.60)
11/30/2011	7.69	0.55	(0.34)	0.21	(0.58)	–	(0.58)
Class B
11/30/2015	7.75	0.33	(0.48)	(0.15)	(0.36)	(0.17)	(0.53)
11/30/2014	8.02	0.37	0.02	0.39	(0.39)	(0.27)	(0.66)
11/30/2013	7.92	0.43	0.30	0.73	(0.45)	(0.18)	(0.63)
11/30/2012	7.29	0.47	0.70	1.17	(0.49)	(0.05)	(0.54)
11/30/2011	7.66	0.49	(0.35)	0.14	(0.51)	–	(0.51)
Class C
11/30/2015	7.75	0.34	(0.48)	(0.14)	(0.37)	(0.17)	(0.54)
11/30/2014	8.01	0.38	0.04	0.42	(0.41)	(0.27)	(0.68)
11/30/2013	7.91	0.44	0.30	0.74	(0.46)	(0.18)	(0.64)
11/30/2012	7.29	0.47	0.69	1.16	(0.49)	(0.05)	(0.54)
11/30/2011	7.66	0.49	(0.34)	0.15	(0.52)	–	(0.52)
Class F
11/30/2015	7.78	0.40	(0.49)	(0.09)	(0.43)	(0.17)	(0.60)
11/30/2014	8.04	0.43	0.05	0.48	(0.47)	(0.27)	(0.74)
11/30/2013	7.94	0.50	0.30	0.80	(0.52)	(0.18)	(0.70)
11/30/2012	7.32	0.53	0.70	1.23	(0.56)	(0.05)	(0.61)
11/30/2011	7.68	0.55	(0.33)	0.22	(0.58)	–	(0.58)
Class I
11/30/2015	7.82	0.41	(0.49)	(0.08)	(0.44)	(0.17)	(0.61)
11/30/2014	8.08	0.44	0.05	0.49	(0.48)	(0.27)	(0.75)
11/30/2013	7.98	0.51	0.30	0.81	(0.53)	(0.18)	(0.71)
11/30/2012	7.35	0.55	0.70	1.25	(0.57)	(0.05)	(0.62)
11/30/2011	7.73	0.57	(0.36)	0.21	(0.59)	–	(0.59)
Class P
11/30/2015	7.89	0.38	(0.49)	(0.11)	(0.41)	(0.17)	(0.58)
11/30/2014	8.16	0.42	0.03	0.45	(0.45)	(0.27)	(0.72)
11/30/2013	8.05	0.48	0.31	0.79	(0.50)	(0.18)	(0.68)
11/30/2012	7.42	0.52	0.70	1.22	(0.54)	(0.05)	(0.59)
11/30/2011	7.79	0.54	(0.34)	0.20	(0.57)	–	(0.57)
Class R2
11/30/2015	7.83	0.37	(0.49)	(0.12)	(0.39)	(0.17)	(0.56)
11/30/2014	8.10	0.40	0.03	0.43	(0.43)	(0.27)	(0.70)
11/30/2013	8.00	0.46	0.31	0.77	(0.49)	(0.18)	(0.67)
11/30/2012	7.37	0.50	0.70	1.20	(0.52)	(0.05)	(0.57)
11/30/2011	7.74	0.53	(0.35)	0.18	(0.55)	–	(0.55)

294	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$7.10	(1.38)	0.93	0.93	5.24	$1,156,411	92.62
7.79	6.06	0.94	0.94	5.42	922,139	102.43
8.05	10.52	0.95	0.95	6.18	841,494	107.96
7.95	17.41	0.96	0.96	6.83	785,546	105.74
7.32	2.52	0.97	1.01	7.11	527,449	112.24

7.07	(2.05)	1.74	1.74	4.49	7,084	92.62
7.75	5.10	1.74	1.74	4.67	10,682	102.43
8.02	9.67	1.75	1.75	5.43	13,348	107.96
7.92	16.39	1.76	1.76	6.10	16,382	105.74
7.29	1.85	1.77	1.78	6.38	17,620	112.24

7.07	(1.91)	1.59	1.59	4.62	335,484	92.62
7.75	5.38	1.59	1.59	4.78	345,738	102.43
8.01	9.81	1.62	1.62	5.52	312,747	107.96
7.91	16.53	1.64	1.64	6.15	295,309	105.74
7.29	1.78	1.68	1.70	6.41	182,994	112.24

7.09	(1.29)	0.84	0.84	5.33	734,257	92.62
7.78	6.16	0.85	0.85	5.47	602,252	102.43
8.04	10.63	0.85	0.85	6.27	394,913	107.96
7.94	17.38	0.86	0.86	6.93	340,845	105.74
7.32	2.74	0.87	0.89	7.20	207,689	112.24

7.13	(1.14)	0.74	0.74	5.47	1,909,422	92.62
7.82	6.27	0.75	0.75	5.57	2,259,001	102.43
8.08	10.73	0.75	0.75	6.37	1,180,830	107.96
7.98	17.61	0.76	0.76	7.06	821,545	105.74
7.35	2.63	0.77	0.78	7.34	657,158	112.24

7.20	(1.52)	1.18	1.18	5.01	275	92.62
7.89	5.68	1.19	1.19	5.20	1,603	102.43
8.16	10.21	1.20	1.20	5.95	1,555	107.96
8.05	17.15	1.21	1.21	6.62	1,399	105.74
7.42	2.35	1.22	1.24	6.91	1,088	112.24

7.15	(1.58)	1.34	1.34	4.88	5,170	92.62
7.83	5.52	1.34	1.34	5.06	4,742	102.43
8.10	10.07	1.35	1.35	5.78	4,967	107.96
8.00	16.90	1.36	1.36	6.48	3,471	105.74
7.37	2.17	1.37	1.39	6.77	3,012	112.24

See Notes to Financial Statements.	295

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2015	$7.83	$0.37	$(0.49)	$(0.12)	$(0.40)	$(0.17)	$(0.57)
11/30/2014	8.10	0.41	0.03	0.44	(0.44)	(0.27)	(0.71)
11/30/2013	7.99	0.47	0.32	0.79	(0.50)	(0.18)	(0.68)
11/30/2012	7.36	0.51	0.70	1.21	(0.53)	(0.05)	(0.58)
11/30/2011	7.74	0.53	(0.35)	0.18	(0.56)	–	(0.56)
Class R4
6/30/2015 to 11/30/2015(c)	7.54	0.16	(0.43)	(0.27)	(0.17)	–	(0.17)
Class R5
6/30/2015 to 11/30/2015(c)	7.57	0.17	(0.43)	(0.26)	(0.18)	–	(0.18)
Class R6
6/30/2015 to 11/30/2015(c)	7.57	0.18	(0.44)	(0.26)	(0.18)	–	(0.18)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

296	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$7.14	(1.62)		1.24		1.24		4.98		$45,822	92.62
7.83	5.63		1.24		1.24		5.14		35,169	102.43
8.10	10.18		1.25		1.25		5.89		30,268	107.96
7.99	17.02		1.26		1.26		6.57		21,540	105.74
7.36	2.27		1.27		1.29		6.86		14,542	112.24

7.10	(3.58	)(d)	1.01	(e)	1.04	(e)	5.31	(e)	328	92.62

7.13	(3.46	)(d)	0.75	(e)	0.75	(e)	5.50	(e)	10	92.62

7.13	(3.30	)(d)	0.63	(e)	0.65	(e)	5.83	(e)	14,054	92.62

See Notes to Financial Statements.	297

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2015	$2.92	$0.10	$(0.17)	$(0.07)	$(0.13)	$(0.01)	$(0.14)
11/30/2014	2.87	0.11	0.12	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.11	(0.09)	0.02	(0.14)	(0.05)	(0.19)
11/30/2012	2.84	0.12	0.25	0.37	(0.15)	(0.02)	(0.17)
11/30/2011	2.86	0.14	(0.01)	0.13	(0.15)	–	(0.15)
Class B
11/30/2015	2.92	0.08	(0.18)	(0.10)	(0.10)	(0.01)	(0.11)
11/30/2014	2.87	0.09	0.12	0.21	(0.12)	(0.04)	(0.16)
11/30/2013	3.04	0.09	(0.09)	–	(0.12)	(0.05)	(0.17)
11/30/2012	2.84	0.10	0.24	0.34	(0.12)	(0.02)	(0.14)
11/30/2011	2.86	0.11	– (c)	0.11	(0.13)	–	(0.13)
Class C
11/30/2015	2.93	0.09	(0.18)	(0.09)	(0.11)	(0.01)	(0.12)
11/30/2014	2.88	0.09	0.12	0.21	(0.12)	(0.04)	(0.16)
11/30/2013	3.05	0.09	(0.09)	–	(0.12)	(0.05)	(0.17)
11/30/2012	2.85	0.10	0.25	0.35	(0.13)	(0.02)	(0.15)
11/30/2011	2.87	0.12	(0.01)	0.11	(0.13)	–	(0.13)
Class F
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.11	0.12	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.12	(0.09)	0.03	(0.15)	(0.05)	(0.20)
11/30/2012	2.83	0.13	0.25	0.38	(0.15)	(0.02)	(0.17)
11/30/2011	2.86	0.14	(0.02)	0.12	(0.15)	–	(0.15)
Class I
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.12	0.11	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.12	(0.09)	0.03	(0.15)	(0.05)	(0.20)
11/30/2012	2.84	0.13	0.24	0.37	(0.15)	(0.02)	(0.17)
11/30/2011	2.85	0.14	0.01	0.15	(0.16)	–	(0.16)
Class R2
11/30/2015	2.95	0.09	(0.18)	(0.09)	(0.12)	(0.01)	(0.13)
11/30/2014	2.90	0.10	0.12	0.22	(0.13)	(0.04)	(0.17)
11/30/2013	3.07	0.10	(0.09)	0.01	(0.13)	(0.05)	(0.18)
11/30/2012	2.86	0.11	0.26	0.37	(0.14)	(0.02)	(0.16)
11/30/2011	2.88	0.13	(0.01)	0.12	(0.14)	–	(0.14)
Class R3
11/30/2015	2.93	0.10	(0.18)	(0.08)	(0.12)	(0.01)	(0.13)
11/30/2014	2.88	0.10	0.12	0.22	(0.13)	(0.04)	(0.17)
11/30/2013	3.05	0.11	(0.09)	0.02	(0.14)	(0.05)	(0.19)
11/30/2012	2.85	0.12	0.24	0.36	(0.14)	(0.02)	(0.16)
11/30/2011	2.87	0.13	(0.01)	0.12	(0.14)	–	(0.14)

298	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$2.71	(2.46)	0.78	0.90	3.69	$1,017,019	163.22
2.92	8.36	0.78	0.88	3.80	1,152,324	211.63
2.87	0.82	0.78	0.88	3.88	1,062,485	272.37
3.04	13.38	0.80	0.87	4.20	1,163,458	265.29
2.84	4.64	0.87	0.87	4.72	771,559	149.28

2.71	(3.23)	1.58	1.70	2.90	5,725	163.22
2.92	7.50	1.58	1.68	3.02	8,511	211.63
2.87	0.02	1.58	1.68	3.09	10,691	272.37
3.04	12.50	1.60	1.67	3.46	14,751	265.29
2.84	3.82	1.67	1.67	3.95	16,213	149.28

2.72	(3.05)	1.42	1.54	3.06	282,552	163.22
2.93	7.65	1.43	1.53	3.16	316,854	211.63
2.88	0.14	1.46	1.56	3.20	323,028	272.37
3.05	12.60	1.46	1.53	3.52	380,364	265.29
2.85	3.94	1.55	1.55	4.04	215,051	149.28

2.71	(2.37)	0.68	0.80	3.78	447,867	163.22
2.92	8.46	0.68	0.78	3.86	437,545	211.63
2.87	0.92	0.68	0.78	3.97	288,858	272.37
3.04	13.48	0.70	0.77	4.25	469,257	265.29
2.83	4.73	0.77	0.77	4.76	199,531	149.28

2.71	(2.27)	0.58	0.70	3.88	107,266	163.22
2.92	8.57	0.58	0.68	3.98	132,086	211.63
2.87	1.02	0.58	0.68	4.08	89,227	272.37
3.04	13.60	0.60	0.67	4.41	83,794	265.29
2.84	5.20	0.67	0.67	4.88	49,234	149.28

2.73	(3.13)	1.18	1.30	3.30	4,562	163.22
2.95	7.90	1.18	1.28	3.39	4,704	211.63
2.90	0.47	1.18	1.28	3.49	2,831	272.37
3.07	13.25	1.18	1.27	3.71	1,248	265.29
2.86	4.24	1.27	1.27	4.37	314	149.28

2.72	(2.73)	1.08	1.20	3.40	60,809	163.22
2.93	8.04	1.08	1.18	3.49	50,081	211.63
2.88	0.55	1.08	1.18	3.61	29,622	272.37
3.05	13.05	1.07	1.16	3.87	14,927	265.29
2.85	4.36	1.15	1.15	4.43	3,231	149.28

See Notes to Financial Statements.	299

Financial Highlights (continued)

INCOME FUND

Per Share Operating Performance:
Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class R4
6/30/2015 to 11/30/2015(d)	$2.81	$0.04	$(0.09)	$(0.05)	$(0.05)	$–	$(0.05)
Class R5
6/30/2015 to 11/30/2015(d)	2.81	0.05	(0.10)	(0.05)	(0.05)	–	(0.05)
Class R6
6/30/2015 to 11/30/2015(d)	2.81	0.05	(0.09)	(0.04)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.

300	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$2.71	(1.75	)(e)	0.84 (f)	0.97	(f)	3.72 (f)	$10	163.22

2.71	(1.64	)(e)	0.58 (f)	0.71	(f)	3.98 (f)	10	163.22

2.71	(1.60	)(e)	0.47 (f)	0.63	(f)	4.14 (f)	5,098	163.22

See Notes to Financial Statements.	301

Financial Highlights (continued)

INFLATION FOCUSED FUND

	Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net
	value,	Net	realized and	Total from	Net
	beginning of	investment	unrealized	investment	realized
	period	income(a)	gain (loss)	operations	income
Class A
11/30/2015	$13.33	$0.28	$(0.82)	$(0.54)	$(0.52)
11/30/2014	14.18	0.29	(0.63)	(0.34)	(0.51)
11/30/2013	14.92	0.27	(0.51)	(0.24)	(0.50)
11/30/2012	14.31	0.34	0.83	1.17	(0.56)
4/20/2011 to 11/30/2011(c)	15.00	0.22	(0.56)	(0.34)	(0.35)
Class C
11/30/2015	13.35	0.20	(0.82)	(0.62)	(0.44)
11/30/2014	14.21	0.19	(0.63)	(0.44)	(0.42)
11/30/2013	14.94	0.16	(0.49)	(0.33)	(0.40)
11/30/2012	14.33	0.22	0.84	1.06	(0.45)
4/20/2011 to 11/30/2011(c)	15.00	0.16	(0.56)	(0.40)	(0.27)
Class F
11/30/2015	13.34	0.29	(0.82)	(0.53)	(0.53)
11/30/2014	14.20	0.30	(0.63)	(0.33)	(0.53)
11/30/2013	14.93	0.29	(0.50)	(0.21)	(0.52)
11/30/2012	14.32	0.34	0.84	1.18	(0.57)
4/20/2011 to 11/30/2011(c)	15.00	0.23	(0.55)	(0.32)	(0.36)
Class I
11/30/2015	13.33	0.30	(0.82)	(0.52)	(0.54)
11/30/2014	14.18	0.31	(0.62)	(0.31)	(0.54)
11/30/2013	14.92	0.30	(0.51)	(0.21)	(0.53)
11/30/2012	14.30	0.36	0.85	1.21	(0.59)
4/20/2011 to 11/30/2011(c)	15.00	0.25	(0.57)	(0.32)	(0.38)
Class R2
11/30/2015	13.32	0.23	(0.82)	(0.59)	(0.47)
11/30/2014	14.18	0.24	(0.64)	(0.40)	(0.46)
11/30/2013	14.92	0.22	(0.51)	(0.29)	(0.45)
11/30/2012	14.31	0.36	0.84	1.20	(0.59)
4/20/2011 to 11/30/2011(c)	15.00	0.18	(0.54)	(0.36)	(0.33)
Class R3
11/30/2015	13.33	0.24	(0.82)	(0.58)	(0.48)
11/30/2014	14.18	0.25	(0.63)	(0.38)	(0.47)
11/30/2013	14.92	0.23	(0.51)	(0.28)	(0.46)
11/30/2012	14.31	0.34	0.83	1.17	(0.56)
4/20/2011 to 11/30/2011(c)	15.00	0.19	(0.54)	(0.35)	(0.34)
Class R4
6/30/2015 to 11/30/2015(f)	12.87	0.11	(0.50)	(0.39)	(0.21)
Class R5
6/30/2015 to 11/30/2015(f)	12.87	0.12	(0.50)	(0.38)	(0.22)
Class R6
6/30/2015 to 11/30/2015(f)	12.87	0.13	(0.50)	(0.37)	(0.23)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 20, 2011.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

302	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

			Total
			expenses after
Net asset			waivers and/or				Net		Net assets,	Portfolio
value,	Total		reimburse-		Total		investment		end of	turnover
end of	return(b)		ments		expenses		income		period	rate
period	(%)		(%)		(%)		(%)		(000)	(%)

$12.27	(4.13)		0.75		0.96		2.19		$359,137	61.78
13.33	(2.47)		0.75		0.83		2.04		438,684	79.03
14.18	(1.60)		0.75		0.78		1.87		460,665	75.69
14.92	8.33		0.75		0.76		2.31		275,039	90.15
14.31	(2.26	)(d)	0.78	(e)	1.02	(e)	2.30	(e)	101,695	83.71

12.29	(4.71)		1.38		1.59		1.57		63,659	61.78
13.35	(3.20)		1.45		1.54		1.36		100,136	79.03
14.21	(2.27)		1.50		1.53		1.12		139,952	75.69
14.94	7.49		1.53		1.54		1.52		70,624	90.15
14.33	(2.65	)(d)	1.49	(e)	1.66	(e)	1.68	(e)	17,226	83.71

12.28	(4.03)		0.65		0.86		2.28		152,173	61.78
13.34	(2.44)		0.65		0.75		2.15		324,163	79.03
14.20	(1.44)		0.65		0.68		1.96		264,244	75.69
14.93	8.43		0.65		0.66		2.35		153,471	90.15
14.32	(2.17	)(d)	0.64	(e)	0.83	(e)	2.52	(e)	15,124	83.71

12.27	(3.94)		0.55		0.77		2.38		144,557	61.78
13.33	(2.27)		0.55		0.64		2.25		84,472	79.03
14.18	(1.42)		0.55		0.59		2.08		62,716	75.69
14.92	8.64		0.55		0.56		2.49		9,055	90.15
14.30	(2.17	)(d)	0.57	(e)	0.85	(e)	2.63	(e)	1,159	83.71

12.26	(4.51)		1.15		1.36		1.79		345	61.78
13.32	(2.92)		1.15		1.25		1.68		319	79.03
14.18	(1.98)		1.13		1.18		1.55		194	75.69
14.92	8.56		0.64		1.09		2.47		29	90.15
14.31	(2.42	)(d)	1.29	(e)	6.08	(e)	1.70	(e)	10	83.71

12.27	(4.41)		1.05		1.26		1.90		278	61.78
13.33	(2.75)		1.05		1.15		1.78		202	79.03
14.18	(1.89)		1.04		1.09		1.62		108	75.69
14.92	8.37		0.82		1.05		2.31		28	90.15
14.31	(2.36	)(d)	1.19	(e)	5.98	(e)	1.80	(e)	10	83.71

12.27	(3.02	)(d)	0.81	(e)	1.06	(e)	2.11	(e)	10	61.78

12.27	(2.92	)(d)	0.55	(e)	0.81	(e)	2.38	(e)	10	61.78

12.27	(2.87	)(d)	0.43	(e)	0.55	(e)	2.50	(e)	10	61.78

See Notes to Financial Statements.	303

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2015	$4.50	$0.10	$(0.08)	$0.02	$(0.17)	$–	$(0.17)
11/30/2014	4.57	0.10	0.01	0.11	(0.17)	(0.01)	(0.18)
11/30/2013	4.65	0.11	(0.02)	0.09	(0.17)	– (c)	(0.17)
11/30/2012	4.53	0.13	0.18	0.31	(0.19)	–	(0.19)
11/30/2011	4.64	0.15	(0.03)	0.12	(0.20)	(0.03)	(0.23)
Class B
11/30/2015	4.50	0.07	(0.07)	–	(0.14)	–	(0.14)
11/30/2014	4.58	0.07	(0.01)	0.06	(0.13)	(0.01)	(0.14)
11/30/2013	4.65	0.07	(0.01)	0.06	(0.13)	– (c)	(0.13)
11/30/2012	4.53	0.10	0.17	0.27	(0.15)	–	(0.15)
11/30/2011	4.65	0.11	(0.03)	0.08	(0.17)	(0.03)	(0.20)
Class C
11/30/2015	4.53	0.07	(0.08)	(0.01)	(0.14)	–	(0.14)
11/30/2014	4.60	0.07	0.01	0.08	(0.14)	(0.01)	(0.15)
11/30/2013	4.67	0.07	– (c)	0.07	(0.14)	– (c)	(0.14)
11/30/2012	4.55	0.10	0.18	0.28	(0.16)	–	(0.16)
11/30/2011	4.67	0.11	(0.03)	0.08	(0.17)	(0.03)	(0.20)
Class F
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	–	(0.18)
11/30/2014	4.57	0.11	–	0.11	(0.17)	(0.01)	(0.18)
11/30/2013	4.64	0.11	(0.01)	0.10	(0.17)	– (c)	(0.17)
11/30/2012	4.52	0.13	0.18	0.31	(0.19)	–	(0.19)
11/30/2011	4.64	0.15	(0.03)	0.12	(0.21)	(0.03)	(0.24)
Class I
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	–	(0.18)
11/30/2014	4.57	0.11	0.01	0.12	(0.18)	(0.01)	(0.19)
11/30/2013	4.64	0.11	– (c)	0.11	(0.18)	– (c)	(0.18)
11/30/2012	4.52	0.14	0.18	0.32	(0.20)	–	(0.20)
11/30/2011	4.64	0.15	(0.03)	0.12	(0.21)	(0.03)	(0.24)
Class R2
11/30/2015	4.50	0.08	(0.08)	–	(0.15)	–	(0.15)
11/30/2014	4.58	0.08	–	0.08	(0.15)	(0.01)	(0.16)
11/30/2013	4.65	0.09	(0.01)	0.08	(0.15)	– (c)	(0.15)
11/30/2012	4.53	0.11	0.18	0.29	(0.17)	–	(0.17)
11/30/2011	4.64	0.13	(0.03)	0.10	(0.18)	(0.03)	(0.21)

304	See Notes to Financial Statements.

		Ratios to
		Average Net Assets:		Supplemental Data:

Net			Net	Net
asset			invest-	assets,	Portfolio
value,	Total	Total	ment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)

$4.35	0.46	0.60	2.29	$11,609,287	58.69
4.50	2.30	0.59	2.23	13,157,575	59.63
4.57	1.98	0.58	2.29	13,290,303	71.14
4.65	6.91	0.59	2.84	11,281,965	92.83
4.53	2.58	0.59	3.18	7,174,057	113.45

4.36	(0.10)	1.40	1.50	18,795	58.69
4.50	1.27	1.39	1.45	25,984	59.63
4.58	1.40	1.38	1.51	31,667	71.14
4.65	6.07	1.39	2.11	38,596	92.83
4.53	1.56	1.39	2.42	42,947	113.45

4.38	(0.16)	1.25	1.65	7,143,036	58.69
4.53	1.63	1.26	1.57	8,058,228	59.63
4.60	1.51	1.27	1.60	8,127,184	71.14
4.67	6.17	1.27	2.16	7,254,175	92.83
4.55	1.63	1.32	2.46	4,608,098	113.45

4.35	0.57	0.50	2.39	11,321,563	58.69
4.50	2.40	0.49	2.33	12,099,079	59.63
4.57	2.30	0.48	2.38	9,140,966	71.14
4.64	7.02	0.49	2.93	7,293,545	92.83
4.52	2.45	0.49	3.27	3,853,610	113.45

4.35	0.66	0.40	2.48	4,487,861	58.69
4.50	2.50	0.39	2.42	4,461,188	59.63
4.57	2.40	0.39	2.47	3,341,231	71.14
4.64	7.12	0.39	2.99	1,888,389	92.83
4.52	2.55	0.39	3.35	642,022	113.45

4.35	0.07	1.00	1.90	21,602	58.69
4.50	1.68	0.99	1.84	19,241	59.63
4.58	1.81	0.98	1.90	13,412	71.14
4.65	6.49	0.99	2.45	10,575	92.83
4.53	2.18	0.99	2.78	4,883	113.45

See Notes to Financial Statements.	305

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2015	$4.50	$0.09	$(0.08)	$0.01	$(0.16)	$ –	$(0.16)
11/30/2014	4.58	0.09	(0.01)	0.08	(0.15)	(0.01)	(0.16)
11/30/2013	4.65	0.09	– (c)	0.09	(0.16)	– (c)	(0.16)
11/30/2012	4.53	0.12	0.18	0.30	(0.18)	–	(0.18)
11/30/2011	4.65	0.13	(0.03)	0.10	(0.19)	(0.03)	(0.22)
Class R4
6/30/2015 to 11/30/2015(d)	4.44	0.04	(0.05)	(0.01)	(0.07)	–	(0.07)
Class R5
6/30/2015 to 11/30/2015(d)	4.43	0.05	(0.06)	(0.01)	(0.07)	–	(0.07)
Class R6
6/30/2015 to 11/30/2015(d)	4.43	0.05	(0.05)	–	(0.08)	–	(0.08)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.

306	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$4.35	0.17		0.90		2.00		$214,469	58.69
4.50	1.78		0.89		1.94		147,249	59.63
4.58	1.91		0.88		2.00		107,003	71.14
4.65	6.61		0.88		2.53		53,635	92.83
4.53	2.09		0.87		2.94		17,885	113.45

4.36	(0.23	)(e)	0.64	(f)	2.40	(f)	197	58.69

4.35	(0.14	)(e)	0.40	(f)	2.46	(f)	118	58.69

4.35	(0.10	)(e)	0.35	(f)	2.57	(f)	223,498	58.69

See Notes to Financial Statements.	307

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2015	$10.66	$0.22	$(0.23)	$(0.01)	$(0.30)	$(0.06)	$(0.36)
11/30/2014	10.36	0.22	0.40	0.62	(0.32)	–	(0.32)
11/30/2013	11.00	0.22	(0.31)	(0.09)	(0.32)	(0.23)	(0.55)
11/30/2012	10.94	0.25	0.66	0.91	(0.38)	(0.47)	(0.85)
11/30/2011	11.26	0.32	0.22	0.54	(0.41)	(0.45)	(0.86)
Class B
11/30/2015	10.65	0.14	(0.24)	(0.10)	(0.22)	(0.06)	(0.28)
11/30/2014	10.34	0.13	0.41	0.54	(0.23)	–	(0.23)
11/30/2013	10.98	0.14	(0.31)	(0.17)	(0.24)	(0.23)	(0.47)
11/30/2012	10.93	0.17	0.64	0.81	(0.29)	(0.47)	(0.76)
11/30/2011	11.25	0.23	0.22	0.45	(0.32)	(0.45)	(0.77)
Class C
11/30/2015	10.65	0.15	(0.23)	(0.08)	(0.23)	(0.06)	(0.29)
11/30/2014	10.35	0.15	0.40	0.55	(0.25)	–	(0.25)
11/30/2013	10.99	0.15	(0.31)	(0.16)	(0.25)	(0.23)	(0.48)
11/30/2012	10.93	0.19	0.65	0.84	(0.31)	(0.47)	(0.78)
11/30/2011	11.25	0.25	0.22	0.47	(0.34)	(0.45)	(0.79)
Class F
11/30/2015	10.66	0.23	(0.23)	–	(0.31)	(0.06)	(0.37)
11/30/2014	10.36	0.23	0.40	0.63	(0.33)	–	(0.33)
11/30/2013	10.99	0.23	(0.30)	(0.07)	(0.33)	(0.23)	(0.56)
11/30/2012	10.94	0.27	0.64	0.91	(0.39)	(0.47)	(0.86)
11/30/2011	11.26	0.33	0.22	0.55	(0.42)	(0.45)	(0.87)
Class I
11/30/2015	10.68	0.24	(0.23)	0.01	(0.32)	(0.06)	(0.38)
11/30/2014	10.38	0.24	0.40	0.64	(0.34)	–	(0.34)
11/30/2013	11.02	0.25	(0.32)	(0.07)	(0.34)	(0.23)	(0.57)
11/30/2012	10.96	0.28	0.65	0.93	(0.40)	(0.47)	(0.87)
11/30/2011	11.28	0.34	0.22	0.56	(0.43)	(0.45)	(0.88)
Class P
11/30/2015	10.71	0.20	(0.24)	(0.04)	(0.27)	(0.06)	(0.33)
11/30/2014	10.40	0.19	0.41	0.60	(0.29)	–	(0.29)
11/30/2013	11.05	0.20	(0.32)	(0.12)	(0.30)	(0.23)	(0.53)
11/30/2012	10.99	0.23	0.65	0.88	(0.35)	(0.47)	(0.82)
11/30/2011	11.31	0.30	0.22	0.52	(0.39)	(0.45)	(0.84)
Class R2
11/30/2015	10.66	0.18	(0.23)	(0.05)	(0.26)	(0.06)	(0.32)
11/30/2014	10.36	0.18	0.39	0.57	(0.27)	–	(0.27)
11/30/2013	11.00	0.18	(0.31)	(0.13)	(0.28)	(0.23)	(0.51)
11/30/2012	10.94	0.21	0.66	0.87	(0.34)	(0.47)	(0.81)
11/30/2011	11.26	0.27	0.23	0.50	(0.37)	(0.45)	(0.82)

308	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$10.29	(0.12)	0.68	0.83	2.11	$1,224,398	433.71
10.66	6.02	0.82	0.84	2.06	928,445	466.14
10.36	(0.81)	0.85	0.85	2.11	859,225	600.61
11.00	8.73	0.86	0.86	2.36	957,408	575.52
10.94	5.16	0.83	0.83	2.94	766,312	607.17

10.27	(1.01)	1.48	1.63	1.30	11,462	433.71
10.65	5.29	1.62	1.64	1.27	15,638	466.14
10.34	(1.60)	1.65	1.65	1.32	19,112	600.61
10.98	7.76	1.66	1.66	1.57	27,590	575.52
10.93	4.28	1.63	1.63	2.13	32,566	607.17

10.28	(0.77)	1.32	1.47	1.46	199,731	433.71
10.65	5.36	1.44	1.47	1.43	177,975	466.14
10.35	(1.46)	1.50	1.50	1.46	171,890	600.61
10.99	8.04	1.50	1.50	1.71	218,986	575.52
10.93	4.48	1.48	1.48	2.30	178,761	607.17

10.29	(0.02)	0.58	0.73	2.20	548,514	433.71
10.66	6.12	0.71	0.74	2.15	519,591	466.14
10.36	(0.62)	0.75	0.75	2.21	339,551	600.61
10.99	8.74	0.76	0.76	2.50	579,330	575.52
10.94	5.26	0.73	0.73	3.08	741,101	607.17

10.31	0.08	0.48	0.63	2.31	299,438	433.71
10.68	6.22	0.60	0.64	2.25	193,343	466.14
10.38	(0.60)	0.65	0.65	2.32	81,974	600.61
11.02	8.94	0.66	0.66	2.54	70,778	575.52
10.96	5.36	0.63	0.63	3.16	36,987	607.17

10.34	(0.35)	0.93	1.08	1.86	2,754	433.71
10.71	5.84	1.07	1.09	1.81	2,954	466.14
10.40	(1.13)	1.10	1.10	1.86	3,077	600.61
11.05	8.44	1.11	1.11	2.17	4,173	575.52
10.99	4.89	1.08	1.08	2.74	7,987	607.17

10.29	(0.52)	1.08	1.23	1.72	6,070	433.71
10.66	5.60	1.21	1.24	1.66	3,985	466.14
10.36	(1.20)	1.25	1.25	1.72	3,136	600.61
11.00	8.30	1.26	1.26	1.98	3,749	575.52
10.94	4.74	1.23	1.23	2.53	4,567	607.17

See Notes to Financial Statements.	309

Financial Highlights (concluded)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2015	$10.66	$0.19	$(0.23)	$(0.04)	$(0.27)	$(0.06)	$(0.33)
11/30/2014	10.35	0.19	0.40	0.59	(0.28)	–	(0.28)
11/30/2013	11.00	0.19	(0.32)	(0.13)	(0.29)	(0.23)	(0.52)
11/30/2012	10.94	0.22	0.66	0.88	(0.35)	(0.47)	(0.82)
11/30/2011	11.26	0.29	0.22	0.51	(0.38)	(0.45)	(0.83)
Class R4
6/30/2015 to 11/30/2015(c)	10.41	0.10	(0.10)	–	(0.12)	–	(0.12)
Class R5
6/30/2015 to 11/30/2015(c)	10.43	0.10	(0.10)	–	(0.13)	–	(0.13)
Class R6
6/30/2015 to 11/30/2015(c)	10.43	0.12	(0.11)	0.01	(0.14)	–	(0.14)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

310	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.29	(0.41)		0.97		1.13		1.83		$130,149	433.71
10.66	5.81		1.11		1.14		1.77		67,975	466.14
10.35	(1.20)		1.15		1.15		1.82		54,287	600.61
11.00	8.42		1.16		1.16		2.06		51,258	575.52
10.94	4.86		1.12		1.12		2.64		37,931	607.17

10.29	0.03	(d)	0.68	(e)	0.89	(e)	2.33	(e)	986	433.71

10.30	0.13	(d)	0.47	(e)	0.63	(e)	2.36	(e)	20	433.71

10.30	0.09	(d)	0.34	(e)	0.51	(e)	2.69	(e)	7,867	433.71

See Notes to Financial Statements.	311

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The Trust currently consists of twelve funds. This report covers the following eight funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes during the fiscal year ended November 30, 2015:

Funds	Classes
Lord Abbett Convertible Fund (“Convertible Fund”)	A, B, C, F, I, P, R2, R3, R4, R5, and R6
Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)	A, B, C, F, I, P, R2, R3, R4, R5, and R6
Lord Abbett Floating Rate Fund (“Floating Rate Fund”)	A, C, F, I, R2, R3, R4, R5, and R6
Lord Abbett High Yield Fund (“High Yield Fund”)	A, B, C, F, I, P, R2, R3, R4, R5, and R6
Lord Abbett Income Fund (“Income Fund”)	A, B, C, F, I, R2, R3, R4, R5, and R6
Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)	A, C, F, I, R2, R3, R4, R5, and R6
Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)	A, B, C, F, I, R2, R3, R4, R5, and R6
Lord Abbett Total Return Fund (“Total Return Fund”)	A, B, C, F, I, P, R2, R3, R4, R5, and R6

The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Income Fund and Short Duration Income Fund have not issued Class P shares. Classes R4, R5 and R6 shares commenced on June 30, 2015.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return. Each of Core Fixed Income Fund’s and Total Return Fund’s investment objective is to seek income and capital appreciation to produce a high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital. Inflation Focused Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5, and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies

Notes to Financial Statements (continued)

under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2012 through November 30, 2015. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the

Notes to Financial Statements (continued)

U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions on each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When–Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(l)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(m)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

(n)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of November 30, 2015, the following Funds had unfunded loan commitments:

Security Name	Fund Name

Floating Rate Fund
Midas Intermediate Holdco II LLC 1st Incremental Delayed Draw Term Loan	$815,333

(o)	Inflation-Linked Derivatives–Inflation Focused Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the

Notes to Financial Statements (continued)

floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions on the Fund’s Statement of Operations.

(p)	Credit Default Swaps–Each Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, High Yield Fund, Inflation Focused Fund and Short Duration Income Fund entered into credit default swaps based on CMBX indices, which are comprised of commercial mortgage-backed securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net

Notes to Financial Statements (continued)

amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(q)	Total Return Swaps-Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(r)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk–for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund		Inflation Focused Fund
First $1 billion	.70%	First $2 billion	.40%
Next $1 billion	.60%	Next $3 billion	.375%
Over $2 billion	.57%	Over $5 billion	.35%

Core Fixed Income Fund		Short Duration Income Fund
First $1 billion	.45%	First $1 billion	.35%
Next $1 billion	.40%	Next $1 billion	.30%
Over $2 billion	.35%	Over $2 billion	.25%

Floating Rate Fund		Total Return Fund
First $1 billion	.50%	First $1 billion	.45%
Over $1 billion	.45%	Next $1 billion	.40%
		Over $2 billion	.35%
High Yield Fund
First $1 billion	.60%
Next $1 billion	.55%
Over $2 billion	.50%

Income Fund
Effective April 1, 2015
First $2.5 billion	.50%
Next $1.5 billion	.45%
Over $4 billion	.40%

Prior to April 1, 2015
First $3 billion	.50%
Over $3 billion	.45%

For the fiscal year ended November 30, 2015, the effective management fee, net of waivers, was the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Convertible Fund	.65%
Core Fixed Income Fund	.24%
Floating Rate Fund	.46%
High Yield Fund	.54%
Income Fund	.38%
Inflation Focused Fund	.19%
Short Duration Income Fund	.25%
Total Return Fund	.26%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Notes to Financial Statements (continued)

For the fiscal year ended November 30, 2015 and continuing through March 31, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Classes
	A, B, C, F, I, P,
Fund	R2, R3, R4 and R5	R6
Convertible Fund	.86%	.82%
High Yield Fund	.78%	.72%
Income Fund	.58%	.48%
Inflation Focused Fund	.55%	.43%
Total Return Fund(1)	.48%	.35%

(1)	Prior to April 1, 2015, Lord Abbett contractually agreed to reimburse the Fund’s expenses, excluding management fee and any applicable 12b-1 fee, to the extent necessary so that the total net annual operating expenses for each class did not exceed an annual rate of 0.05%.

During the Fiscal year ended November 30, 2015 and continuing through March 31, 2016, Lord Abbett has contractually agreed to waive an annual rate of 0.20% of Core Fixed Income Fund’s management fee. This agreement may be terminated only upon the approval of the Fund’s Board.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

The Funds, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of November 30, 2015, the percentages of Convertible Fund’s, Core Fixed Income Fund’s, High Yield Fund’s and Short Duration Fund’s outstanding shares owned by each Fund of Funds were as follows:

				Underlying Funds
		Core Fixed		Short
	Convertible	Income	High Yield	Duration
Fund of Funds	Fund	Fund	Fund	Income Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	30.96%	6.23%	11.48%	0.28%
Lord Abbett Multi-Asset Global Opportunity Fund	–	–	1.08%	–
Lord Abbett Multi-Asset Growth Fund	–	2.85%	6.67%	0.12%
Lord Abbett Multi-Asset Income Fund	31.68%	5.98%	17.70%	1.58%

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3, and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C(1)	Class F	Class P	Class R2	Class R3	Class R4
Service	.15%	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	.05%	.75%	.75%	.10%	.20%	.35%	.25%	–

*	Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Notes to Financial Statements (continued)

(1)	The 12b-1 fees each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear 12b-1 fees at the same rate.

Class I, R5, and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2015:

	Distributor	Dealers’
	Commissions	Concessions
Convertible Fund	$9,335	$58,005
Core Fixed Income Fund	74,561	454,753
Floating Rate Fund	167,176	1,030,933
High Yield Fund	94,826	600,670
Income Fund	94,234	549,030
Inflation Focused Fund	6,424	35,534
Short Duration Income Fund	967,524	5,855,707
Total Return Fund	174,503	1,114,873

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2015:

	Class A	Class C
Convertible Fund	$28,293	$7,162
Core Fixed Income Fund	5,771	9,831
Floating Rate Fund	378,514	193,325
High Yield Fund	88,986	75,601
Income Fund	46,390	37,266
Inflation Focused Fund	9,464	7,589
Short Duration Income Fund	1,663,041	1,450,317
Total Return Fund	28,998	46,374

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended November 30, 2015, distributions were declared on December 11, 2015 and paid on December 18, 2015 to shareholders of record on December 17, 2015. The approximate amounts were as follows:

Notes to Financial Statements (continued)

		Short-Term	Long-Term
	Net Investment Income	Capital Gain	Capital Gains
Convertible Fund	$10,752,000	$–	$–
Core Fixed Income Fund	–	2,074,000	790,000
Total Return Fund	–	3,726,000	593,000

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

	Convertible Fund		Core Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2015	11/30/2014	11/30/2015	11/30/2014
Distributions paid from:
Ordinary income	$68,254,783	$34,602,406	$32,616,519	$31,148,438
Net long-term capital gains	32,171,555	22,077,107	–	–
Total distributions paid	$100,426,338	$56,679,513	$32,616,519	$31,148,438

	Floating Rate Fund			High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2015	11/30/2014	11/30/2015	11/30/2014
Distributions paid from:
Ordinary income	$286,107,089	$394,636,784	$278,079,734	$242,358,308
Net long-term capital gains	–	–	45,129,360	43,575,793
Total distributions paid	$286,107,089	$394,636,784	$323,209,094	$285,934,101

	Income Fund		Inflation Focused Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2015	11/30/2014	11/30/2015	11/30/2014
Distributions paid from:
Ordinary income	$101,093,156	$86,565,412	$32,904,766	$34,044,209
Net long-term capital gains	2,730,939	27,710,880	–	–
Total distributions paid	$103,824,095	$114,276,292	$32,904,766	$34,044,209

	Short Duration Income Fund		Total Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2015	11/30/2014	11/30/2015	11/30/2014
Distributions paid from:
Ordinary income	$1,356,323,482	$1,280,174,813	$72,152,090	$46,569,315
Net long-term capital gains	–	35,888,850	4,697,082	–
Total distributions paid	$1,356,323,482	$1,316,063,663	$76,849,172	$46,569,315

As of November 30, 2015, the components of accumulated losses on a tax-basis were as follows:

	Convertible	Core Fixed
	Fund	Income Fund
Undistributed ordinary income – net	$12,890,810	$2,391,776
Undistributed long-term capital gains	–	788,717
Total undistributed earnings	12,890,810	3,180,493
Capital loss carryforwards*	(41,136,969)	–
Temporary differences	(12,002,892)	(104,297)
Unrealized losses – net	(1,766,916)	(18,689,279)
Total accumulated losses–net	$(42,015,967)	$(15,613,083)

Notes to Financial Statements (continued)

	Floating Rate Fund	High Yield Fund
Capital loss carryforwards*	$(196,911,299)	$(82,796,864)
Temporary differences	(48,075,756)	(51,283,022)
Unrealized losses – net	(191,040,722)	(194,488,356)
Total accumulated losses – net	$(436,027,777)	$(328,568,242)

		Inflation
	Income Fund	Focused Fund
Capital loss carryforwards*	(33,698,028)	(41,225,957)
Temporary differences	(7,808,019)	(1,569,926)
Unrealized losses – net	(78,289,717)	(137,928,763)
Total accumulated losses – net	$(119,795,764)	$(180,724,646)

	Short Duration	Total
	Income Fund	Return Fund
Undistributed ordinary income – net	$–	$3,319,356
Undistributed long-term capital gains	–	578,171
Total undistributed earnings	–	3,897,527
Capital loss carryforwards*	(696,121,762)	–
Temporary differences	(11,985,236)	(2,551,874)
Unrealized losses – net	(1,218,583,056)	(53,760,635)
Total accumulated losses – net	$(1,926,690,054)	$(52,414,982)

*	The capital losses will carryforward indefinitely.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year losses during fiscal 2015 as follows:

	Late-Year	Post-October
	Ordinary	Capital
Convertible Fund	$–	$11,934,333
Floating Rate Fund	2,606,918	23,894,791
High Yield Fund	1,614,504	35,912,813
Inflation Focused Fund	15,060	1,286,801
Total Return Fund	2,169	2,373,875

As of November 30, 2015, the aggregate unrealized security losses based on cost for U.S. federal income tax purposes were as follows:

		Core Fixed
	Convertible Fund	Income Fund
Tax cost	$704,885,899	$1,517,183,223
Gross unrealized gain	18,459,185	5,184,118
Gross unrealized loss	(20,226,103)	(23,604,989)
Net unrealized security loss	$(1,766,918)	$(18,420,871)

	Floating	High
	Rate Fund	Yield Fund
Tax cost	$6,620,526,485	$4,319,383,708
Gross unrealized gain	9,456,560	53,717,438
Gross unrealized loss	(200,495,209)	(248,204,190)
Net unrealized security loss	$(191,038,649)	$(194,486,752)

Notes to Financial Statements (continued)

		Inflation
	Income Fund	Focused Fund
Tax cost	$2,014,349,542	$749,758,620
Gross unrealized gain	21,297,145	1,815,579
Gross unrealized loss	(98,457,288)	(33,198,540)
Net unrealized security loss	$(77,160,143)	$(31,382,961)

	Short Duration	Total
	Income Fund	Return Fund
Tax cost	$36,299,935,224	$2,728,139,579
Gross unrealized gain	99,296,247	12,363,477
Gross unrealized loss	(1,331,499,833)	(65,048,879)
Net unrealized security loss	$(1,232,203,586)	$(52,685,402)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended November 30, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed
	(Distributions in	Accumulated
	Excess of) Net	Net Realized
	Investment Income	Loss	Paid-in Capital
Convertible Fund	$10,948,758	$(10,948,758)	$–
Core Fixed Income Fund	11,222,858	(11,222,858)	–
Floating Rate Fund	(20,343,478)	20,343,478	–
High Yield Fund	2,625,088	(2,625,088)	–
Income Fund	12,544,659	(11,827,481)	(717,178)
Inflation Focused Fund	14,587,997	(14,587,997)	–
Short Duration Income Fund	542,203,739	(542,203,739)	–
Total Return Fund	16,678,343	(16,678,343)	–

The permanent differences are primarily attributable to the tax treatment of foreign currency transactions, certain securities, premium amortization, certain distributions, and principal paydown gain and losses.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2015 were as follows:

	U.S.	Non-U.S.	U.S.	Non-U.S.
	Government	Government	Government	Government
	Purchases*	Purchases	Sales*	Sales
Convertible Fund	$–	$1,693,040,569	$–	$1,755,715,706
Core Fixed Income Fund	6,463,810,229	813,945,288	6,656,822,363	468,546,268
Floating Rate Fund	–	4,951,954,118	–	5,801,441,350
High Yield Fund	–	4,153,425,609	–	3,787,105,554
Income Fund	2,069,488,780	1,382,930,652	2,108,462,413	1,336,763,213
Inflation Focused Fund	79,528,435	393,656,875	112,559,251	499,382,894
Short Duration Income Fund	2,531,412,246	18,128,395,168	2,709,783,741	17,632,247,135
Total Return Fund	10,093,166,449	1,435,139,654	9,769,047,052	946,537,196

*	Includes U.S. Government sponsored enterprises securities.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund except for the Convertible Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2015 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Funds’ exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Funds’ returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

Each Fund except for the Convertible Fund entered into U.S. Treasury futures contracts for the fiscal year ended November 30, 2015 (as described in note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Inflation Focused Fund entered into CPI swaps for the fiscal year ended November 30, 2015 (as described in note 2(o)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps.

High Yield Fund, Inflation Focused Fund and Short Duration Income Fund entered into credit default swaps for the fiscal year ended November 30, 2015 (as described in note 2(p)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy.

Notes to Financial Statements (continued)

Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund each invested in a total return swap during the fiscal year ended November 30, 2015 (as described in note 2(q)) to obtain exposure to an issuer (the Reference Entity). Each Fund’s use of total return swaps involve the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and each Fund’s returns could be reduced as a result. Each Fund’s risk of loss from counterparty credit risk is the notional value of the contract.

As of November 30, 2015, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

	Core Fixed Income Fund

	Interest Rate
Asset Derivatives	Contracts
Futures Contracts(1)		$31,321

	Floating Rate Fund

	Interest Rate	Foreign Currency
Asset Derivatives	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(2)	–	$1,221,417
Futures Contracts(1)	$11,607	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$26,490
Futures Contracts(1)	$45,865	–

	High Yield Fund

	Interest Rate	Foreign Currency	Credit
Asset Derivatives	Contracts	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(2)	–	$2,022,129	–
Futures Contracts(1)	$193,853	–	–

Liability Derivatives
Credit Default Swaps(6)	–	–	$353,736
Forward Foreign Currency Exchange Contracts(3)	–	$26,785	–

Notes to Financial Statements (continued)

			Income Fund

			Foreign
		Interest Rate	Currency
Asset Derivatives		Contracts	Contracts
Forward Foreign Currency Exchange Contracts(2)		–	$3,033,066
Futures Contracts(1)		$405,727	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)		–	$5,773,354
Futures Contracts(1)		$458,642	–

			Inflation Focused Fund

	Interest Rate	Foreign Currency	Inflation Linked	Credit
Asset Derivatives	Contracts	Contracts	Contracts	Contracts
CPI Swaps(4)	–	–	$14,330,502	–
Forward Foreign Currency Exchange Contracts(2)	–	$6,108	–	–

Liability Derivatives
CPI Swaps(5)	–	–	$121,165,465	–
Credit Default Swaps(6)	–	–	–	$18,529
Futures Contracts(1)	$110,123	–	–	–

			Short Duration Income Fund

	Interest Rate		Foreign Currency	Credit
Asset Derivatives		Contracts	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(2)		–	$566,075	–

Liability Derivatives
Credit Default Swaps(6)		–	–	$607,051
Forward Foreign Currency Exchange Contracts(3)		–	$95,011	–
Futures Contracts(1)		$4,721,238	–	–

		Total Return Fund

	Interest Rate		Foreign Currency
Asset Derivatives		Contracts	Contracts
Forward Foreign Currency Exchange Contracts(2)		–	$9,040
Futures Contracts(1)		$101,336	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)		–	$32,875
Futures Contracts(1)		$93,025	–

Notes to Financial Statements (continued)

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(4)	Statements of Assets and Liabilities location: Unrealized appreciation on CPI swaps.
(5)	Statements of Assets and Liabilities location: Unrealized depreciation on CPI swaps.
(6)	Statements of Assets and Liabilities location: Credit default swap agreements payable, at fair value.

Transactions in derivative instruments for the fiscal year ended November 30, 2015, were as follows:

		Convertible Fund		Core Fixed Income Fund

			Foreign
			Currency	Interest Rate
			Contracts	Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts			$386,740	–
Futures Contracts			–	$435,596
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts			$(162,579)	–
Futures Contracts			–	$31,321
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)			$2,256,104	–
Futures Contracts(4)			–	535

		Floating Rate Fund

		Interest	Foreign
	Credit	Rate	Currency
	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	$273,542	–	–
Forward Foreign Currency Exchange Contracts	–	–	$13,588,334
Futures Contracts	–	$(2,382,922)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	–	–	$(1,865,399)
Futures Contracts	–	$1,176,410	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps	$5,769,231	–	–
Forward Foreign Currency Exchange Contracts(3)	–	–	$120,507,573
Futures Contracts(4)	–	832	–

Notes to Financial Statements (continued)

	High Yield Fund

		Interest	Foreign
	Credit	Rate	Currency
	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	$(862,034)	–	–
Forward Foreign Currency Exchange Contracts	–	–	$13,234,580
Futures Contracts	–	$(1,453,072)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	$(193,424)	–	–
Forward Foreign Currency Exchange Contracts	–	–	$341,593
Futures Contracts	–	$193,853	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	$16,956,846	–	–
Forward Foreign Currency Exchange Contracts(3)	–	–	$165,831,801
Futures Contracts(4)	–	782	–

		Income Fund

		Interest	Foreign
	Credit	Rate	Currency
	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	–	–	$(26,757,228)
Futures Contracts	–	$(1,769,844)	–
Total Returns Swaps	$(45,395)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	–	–	$1,978,367
Futures Contracts	–	$1,034,255	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	–	–	$291,901,376
Futures Contracts(4)	–	9,061	–
Total Returns Swaps(3)	$65,881	–	–

Notes to Financial Statements (continued)

			Inflation Focused Fund
		Inflation	Interest	Foreign
	Credit	Linked	Rate	Currency
	Contracts	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
CPI Swaps	–	$(13,522,014)	–	–
Credit Default Swaps	$15,634	–	–	–
Forward Foreign Currency Exchange Contracts	–	–	–	$283,571
Futures Contracts	–	–	$739,654	–
Total Returns Swaps	$(5,642)	–	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
CPI Swaps	–	$(24,300,051)	–	–
Credit Default Swaps	$9,016	–	–	–
Forward Foreign Currency Exchange Contracts	–	–	–	$4,197
Futures Contracts	–	–	$(268,018)	–
Average Number of Contracts/Notional Amounts*
CPI Swaps(3)	–	$1,740,769,231	–	–
Credit Default Swaps(3)	$7,400,000	–	–	–
Forward Foreign Currency Exchange Contracts(3)	–	–	–	$2,904,477
Futures Contracts(4)	–	–	1,303	–
Total Returns Swaps(3)	$8,195	–	–	–

	Short Duration Income Fund
		Interest	Foreign
	Credit	Rate	Currency
	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Credit Default Swaps	$699,840	–	–
Forward Foreign Currency Exchange Contracts	–	–	$8,872,080
Futures Contracts	–	$32,288,722	–
Total Returns Swaps	$(784,262)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps	$413,774	–	–
Forward Foreign Currency Exchange Contracts	–	–	$362,027
Futures Contracts	–	$(14,333,730)	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	$294,300,000	–	–
Forward Foreign Currency Exchange Contracts(3)	–	–	$97,083,027
Futures Contracts(4)	–	50,268	–
Total Returns Swaps(3)	$1,138,131	–	–

Notes to Financial Statements (continued)

	Total Return Fund

		Interest	Foreign
	Credit	Rate	Currency
	Contracts	Contracts	Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	–	–	$853,686
Futures Contracts	–	$1,122,120	–
Total Returns Swaps	$(43,517)	–	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	–	–	$(90,718)
Futures Contracts	–	$8,311	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	–	–	$4,855,926
Futures Contracts(4)	–	2,799	–
Total Returns Swaps(3)	$63,149	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2015.
(1)	Statements of Operations location: Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statements of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

			Convertible Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$10,596,469	$–	$10,596,469
Total	$10,596,469	$–	$10,596,469

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$10,596,469	$–	$–	$(10,596,469)	$–
Total	$10,596,469	$–	$–	$(10,596,469)	$–

		Core Fixed Income Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$39,899,457	$–	$39,899,457
Total	$39,899,457	$–	$39,899,457

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$39,899,457	$–	$–	$(39,899,457)	$–
Total	$39,899,457	$–	$–	$(39,899,457)	$–

			Floating Rate Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,221,417	$–	$1,221,417
Repurchase Agreement	413,483,441	–	413,483,441
Total	$414,704,858	$–	$414,704,858

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$413,483,441	$–	$–	$(413,483,441)	$–
Goldman Sachs	493,313	–	(270,000)	–	223,313
J.P. Morgan Chase	6,818	(6,818)	–	–	–
Morgan Stanley	61,216	–	–	–	61,216
Standard Chartered Bank	410,968	(15,210)	(260,000)	–	135,758
State Street Bank and Trust	249,102	–	–	–	249,102
Total	$414,704,858	$(22,028)	$(530,000)	$(413,483,441)	$669,389

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$26,490	$–	$26,490
Total	$26,490	$–	$26,490

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
J.P. Morgan Chase	$11,280	$(6,818)	$(4,462)	$–	$–
Standard Chartered Bank	15,210	(15,210)	–	–	–
Total	$26,490	$(22,028)	$(4,462)	$–	$–

			High Yield Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Credit Default Swaps	$292,904	$–	$292,904
Forward Foreign Currency Exchange Contracts	2,022,129	–	2,022,129
Repurchase Agreement	55,400,988	–	55,400,988
Total	$57,716,021	$–	$57,716,021

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Citibank	$292,904	$–	$(250,000)	$–	$42,904
Fixed Income Clearing Corp.	55,400,988	–	–	(55,400,988)	–
J.P. Morgan Chase	595,864	(17,713)	(290,000)	–	288,151
Standard Chartered Bank	1,426,265	–	(1,230,000)	–	196,265
Total	$57,716,021	$(17,713)	$(1,770,000)	$(55,400,988)	$527,320

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Credit Default Swaps	$646,640	$–	$646,640
Forward Foreign Currency Exchange Contracts	26,785	–	26,785
Total	$673,425	$–	$673,425

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Barclays Bank plc	$646,640	$–	$(646,640)	$–	$–
J.P. Morgan Chase	17,713	(17,713)	–	–	–
Morgan Stanley	6,535	–	–	–	6,535
State Street Bank and Trust	2,537	–	–	–	2,537
Total	$673,425	$(17,713)	$(646,640)	$–	$9,072

			Income Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$3,033,066	$–	$3,033,066
Repurchase Agreement	36,835,222	–	36,835,222
Total	$39,868,288	$–	$39,868,288

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$183,696	$(183,696)	$–	$–	$–
Barclays Bank plc	250,528	(250,528)	–	–	–
Citibank	6,110	–	–	–	6,110
Deutsche Bank AG	104,120	(104,120)	–	–	–
Fixed Income Clearing Corp.	36,835,222	–	–	(36,835,222)	–
Goldman Sachs	149,664	(121)	–	–	149,543
J.P. Morgan Chase	2,090,646	(2,090,646)	–	–	–
Morgan Stanley	174,902	(174,902)	–	–	–
Standard Chartered Bank	73,400	–	–	–	73,400
Total	$39,868,288	$(2,804,013)	$–	$(36,835,222)	$229,053

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$5,773,354	$–	$5,773,354
Total	$5,773,354	$–	$5,773,354

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$985,005	$(183,696)	$(790,000)	$–	$11,309
Barclays Bank plc	546,252	(250,528)	(260,000)	–	35,724
Deutsche Bank AG	862,239	(104,120)	(200,000)	–	558,119
Goldman Sachs	121	(121)	–	–	–
J.P. Morgan Chase	2,433,725	(2,090,646)	(343,079)	–	–
Morgan Stanley	912,479	(174,902)	(500,000)	–	237,577
State Street Bank and Trust	33,533	–	–	–	33,533
Total	$5,773,354	$(2,804,013)	$(2,093,079)	$–	$876,262

			Inflation Focused Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
CPI Swaps	$14,330,502	$–	$14,330,502
Forward Foreign Currency Exchange Contracts	6,108	–	6,108
Repurchase Agreement	18,283,017	–	18,283,017
Total	$32,619,627	$–	$32,619,627

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$559,339	$(559,339)	$–	$–	$–
Barclays Bank plc	4,325,189	(4,325,189)	–	–	–
Deutsche Bank AG	4,162,863	(4,162,863)	–	–	–
Fixed Income Clearing Corp.	18,283,017	–	–	(18,283,017)	–
Goldman Sachs	4,525,112	(4,525,112)	–	–	–
J.P. Morgan Chase	764,107	(764,107)	–	–	–
Total	$32,619,627	$(14,336,610)	$–	$(18,283,017)	$–

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
CPI Swaps	$121,165,465	$–	$121,165,465
Credit Default Swaps	18,529	–	18,529
Total	$121,183,994	$–	$121,183,994

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$12,905,179	$(559,339)	$(12,345,840)	$–	$–
Barclays Bank plc	12,722,047	(4,325,189)	(8,396,858)	–	–
Credit Suisse	5,565,697	–	(5,460,000)	–	105,697
Deutsche Bank AG	37,215,604	(4,162,863)	(33,052,741)	–	–
Goldman Sachs	16,335,258	(4,525,112)	(11,810,146)	–	–
J.P. Morgan Chase	19,456,850	(764,107)	(18,692,743)	–	–
Morgan Stanley	4,888,640	–	(4,888,640)	–	–
Wells Fargo	12,094,719	–	(12,094,719)	–	–
Total	$121,183,994	$(14,336,610)	$(106,741,687)	$–	$105,697

		Short Duration Income Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$566,075	$–	$566,075
Repurchase Agreements	891,364,049	–	891,364,049
Total	$891,930,124	$–	$891,930,124

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$891,364,049	$–	$–	$(891,364,049)	$–
J.P. Morgan Chase	275,891	–	–	–	275,891
Standard Chartered Bank	290,184	(95,011)	(195,173)	–	–
Total	$891,930,124	$(95,011)	$(195,173)	$(891,364,049)	$275,891

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Credit Default Swaps	$607,051	$–	$607,051
Forward Foreign Currency Exchange Contracts	95,011	–	95,011
Total	$702,062	$–	$702,062

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Credit Suisse	$317,186	$–	$(300,000)	$–	$17,186
Goldman Sachs	119,970	–	(119,970)	–	–
Morgan Stanley	169,895	–	–	–	169,895
Standard Chartered Bank	95,011	(95,011)	–	–	–
Total	$702,062	$(95,011)	$(419,970)	$–	$187,081

			Total Return Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$9,040	$–	$9,040
Repurchase Agreement	58,469,675	–	58,469,675
Total	$58,478,715	$–	$58,478,715

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$58,469,675	$–	$–	$(58,469,675)	$–
Goldman Sachs	9,040	–	–	–	9,040
Total	$58,478,715	$–	$–	$(58,469,675)	$9,040

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$32,875	$–	$32,875
Total	$32,875	$–	$32,875

Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
J.P. Morgan Chase	$32,875	$–	$–	$–	$32,875
Total	$32,875	$–	$–	$–	$32,875

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2015.
(c)	Net amount represents the amount owed by the Fund by the counterparty as of November 30, 2015.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

Effective August 31, 2015, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of: one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016. As of November 30, 2015, there were no loans outstanding pursuant to this Facility.

Notes to Financial Statements (continued)

Prior to August 31, 2015, the Funds and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended November 30, 2015, the Funds did not utilize the Facility or the SSB Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

The values of equity holdings of Convertible Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved.

Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund are subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend

Notes to Financial Statements (continued)

on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.

High Yield, Inflation Focused Fund and Short Duration Income Fund may invest in credit default swap contracts. The risks associated with the Funds’ investment in credit default swaps are greater than if the Funds invested directly in the reference obligation because they are subject to liquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

Each Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund, and Total Return Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

The senior loans in which Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, Floating Rate Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

Core Fixed Income Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest in asset backed securities and mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, these Funds may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Convertible Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,690,916	$44,317,714	9,175,414	$121,208,389
Converted from Class B*	24,622	297,534	26,309	348,671
Reinvestment of distributions	1,299,127	15,641,418	787,616	10,000,405
Shares reacquired	(8,215,752)	(100,764,577)	(5,724,278)	(75,051,568)
Increase (decrease)	(3,201,087)	$(40,507,911)	4,265,061	$56,505,897
Class B Shares
Shares sold	4,695	$56,093	9,122	$121,374
Reinvestment of distributions	19,351	232,814	16,124	203,161
Shares reacquired	(45,873)	(557,673)	(42,092)	(550,415)
Converted to Class A*	(24,661)	(297,534)	(26,343)	(348,671)
Decrease	(46,488)	$(566,300)	(43,189)	$(574,551)
Class C Shares
Shares sold	814,709	$9,840,492	1,453,101	$19,066,787
Reinvestment of distributions	520,093	6,226,856	302,752	3,805,417
Shares reacquired	(1,747,941)	(20,717,432)	(945,902)	(12,407,394)
Increase (decrease)	(413,139)	$(4,650,084)	809,951	$10,464,810
Class F Shares
Shares sold	6,295,678	$77,371,607	7,162,529	$94,729,466
Reinvestment of distributions	1,222,855	14,724,984	453,829	5,770,302
Shares reacquired	(8,608,767)	(103,077,537)	(3,377,107)	(44,670,070)
Increase (decrease)	(1,090,234)	$(10,980,946)	4,239,251	$55,829,698
Class I Shares
Shares sold	3,579,299	$44,601,532	20,339,699	$267,138,117
Reinvestment of distributions	4,767,910	57,664,337	2,598,689	33,112,050
Shares reacquired	(2,452,642)	(29,855,927)	(15,341,351)	(205,761,196)
Increase	5,894,567	$72,409,942	7,597,037	$94,488,971
Class P Shares
Shares sold	627	$7,710	1,027	$13,798
Reinvestment of distributions	508	6,196	288	3,690
Shares reacquired	(764)	(9,194)	(727)	(9,620)
Increase	371	$4,712	588	$7,868
Class R2 Shares
Shares sold	4,666	$57,102	21,151	$275,541
Reinvestment of distributions	139	1,691	87	1,118
Shares reacquired	(10,131)	(126,121)	(5,303)	(69,757)
Increase (decrease)	(5,326)	$(67,328)	15,935	$206,902

Notes to Financial Statements (continued)

Convertible Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	126,502	$1,508,228	145,034	$1,919,290
Reinvestment of distributions	31,550	378,499	14,544	183,884
Shares reacquired	(112,888)	(1,318,521)	(68,885)	(904,501)
Increase	45,164	$568,206	90,693	$1,198,673
Class R4 Shares(a)
Shares sold	825.77	$10,000	–	$–
Reinvestment of distributions	4.00	44	–	–
Increase	829.77	$10,044	–	$–
Class R5 Shares(a)
Shares sold	822	$10,000	–	$–
Reinvestment of distributions	5	49	–	–
Increase	827	$10,049	–	$–
Class R6 Shares(a)
Shares sold	822	$10,000	–	$–
Reinvestment of distributions	5	49	–	–
Increase	827	$10,049	–	$–

Core Fixed Income Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	12,717,873	$140,347,778	9,437,653	$103,566,506
Converted from Class B*	67,205	743,514	74,309	814,193
Reinvestment of distributions	868,852	9,586,228	745,741	8,177,773
Shares reacquired	(9,607,944)	(105,893,891)	(11,600,950)	(126,587,081)
Increase (decrease)	4,045,986	$44,783,629	(1,343,247)	$(14,028,609)
Class B Shares
Shares sold	20,939	$230,416	48,791	$535,290
Reinvestment of distributions	8,733	96,182	10,326	112,834
Shares reacquired	(136,660)	(1,498,278)	(142,992)	(1,556,879)
Converted to Class A*	(67,421)	(743,514)	(74,534)	(814,193)
Decrease	(174,409)	$(1,915,194)	(158,409)	$(1,722,948)
Class C Shares
Shares sold	2,248,751	$24,728,150	1,298,324	$14,209,679
Reinvestment of distributions	118,592	1,303,276	116,053	1,266,432
Shares reacquired	(2,345,423)	(25,827,823)	(2,839,548)	(30,851,567)
Increase (decrease)	21,920	$203,603	(1,425,171)	$(15,375,456)
Class F Shares
Shares sold	13,061,190	$143,859,147	9,971,680	$109,401,363
Reinvestment of distributions	792,240	8,736,941	654,397	7,177,990
Shares reacquired	(9,037,347)	(99,608,026)	(6,425,875)	(70,257,601)
Increase	4,816,083	$52,988,062	4,200,202	$46,321,752

Notes to Financial Statements (continued)

Core Fixed Income Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	9,119,898	$100,645,436	17,830,576	$194,779,543
Reinvestment of distributions	904,757	9,983,858	1,082,466	11,873,763
Shares reacquired	(13,832,716)	(152,473,846)	(21,344,283)	(235,395,796)
Decrease	(3,808,061)	$(41,844,552)	(2,431,241)	$(28,742,490)
Class P Shares
Shares sold	–	$5	248	$2,702
Reinvestment of distributions	24	261	84	918
Shares reacquired	(4)	(46)	(3,613)	(40,028)
Increase (decrease)	20	$220	(3,281)	$(36,408)
Class R2 Shares
Shares sold	14,053	$154,366	25,977	$281,655
Reinvestment of distributions	66	737	61	670
Shares reacquired	(33,397)	(368,011)	(158,761)	(1,732,554)
Decrease	(19,278)	$(212,908)	(132,723)	$(1,450,229)
Class R3 Shares
Shares sold	1,528,297	$16,955,477	523,744	$5,728,762
Reinvestment of distributions	52,493	579,045	36,347	398,589
Shares reacquired	(726,492)	(8,009,445)	(772,599)	(8,424,994)
Increase (decrease)	854,298	$9,525,077	(212,508)	$(2,297,643)
Class R4 Shares(a)
Shares sold	915	$10,000	–	$–
Reinvestment of distributions	9	102	–	–
Increase	924	$10,102	–	$–
Class R5 Shares(a)
Shares sold	915	$10,000	–	$–
Reinvestment of distributions	10	113	–	–
Increase	925	$10,113	–	$–
Class R6 Shares(a)
Shares sold	2,924,539	$31,965,206	–	$–
Reinvestment of distributions	12,938	140,756	–	–
Shares reacquired	201	2,196	–	–
Increase	2,937,678	$32,108,158	–	$–

Floating Rate Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	82,146,966	$753,458,333	141,717,796	$1,341,714,596
Reinvestment of distributions	10,664,925	97,545,180	15,162,964	143,169,891
Shares reacquired	(133,770,320)	(1,224,868,663)	(226,900,827)	(2,142,505,887)
Decrease	(40,958,429)	$(373,865,150)	(70,020,067)	$(657,621,400)

Notes to Financial Statements (continued)

Floating Rate Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	25,454,057	$233,314,535	44,208,158	$418,953,991
Reinvestment of distributions	5,032,038	46,050,024	6,165,397	58,234,353
Shares reacquired	(51,113,391)	(468,424,116)	(59,389,770)	(560,561,665)
Decrease	(20,627,296)	$(189,059,557)	(9,016,215)	$(83,373,321)
Class F Shares
Shares sold	104,984,585	$959,812,252	154,083,759	$1,456,230,742
Reinvestment of distributions	7,729,619	70,616,402	9,697,936	91,409,289
Shares reacquired	(136,051,556)	(1,243,500,275)	(179,726,418)	(1,693,157,190)
Decrease	(23,337,352)	$(213,071,621)	(15,944,723)	$(145,517,159)
Class I Shares
Shares sold	39,496,328	$363,972,439	30,013,930	$283,837,904
Reinvestment of distributions	1,716,485	15,715,193	2,208,426	20,875,314
Shares reacquired	(46,785,852)	(429,543,328)	(47,832,128)	(452,351,089)
Decrease	(5,573,039)	$(49,855,696)	(15,609,772)	$(147,637,871)
Class R2 Shares
Shares sold	16,711	$153,236	28,549	$270,875
Reinvestment of distributions	2,518	23,093	3,174	29,983
Shares reacquired	(40,369)	(371,244)	(22,978)	(216,863)
Increase (decrease)	(21,140)	$(194,915)	8,745	$83,995
Class R3 Shares
Shares sold	1,207,397	$11,057,634	2,026,803	$19,200,380
Reinvestment of distributions	115,615	1,057,225	106,571	1,004,876
Shares reacquired	(1,295,978)	(11,845,857)	(648,100)	(6,111,347)
Increase	27,034	$269,002	1,485,274	$14,093,909
Class R4 Shares(a)
Shares sold	1,086	$10,000	–	$–
Reinvestment of distributions	20	182	–	–
Increase	1,106	$10,182	–	$–
Class R5 Shares(a)
Shares sold	1,085	$10,000	–	$–
Reinvestment of distributions	21	193	–	–
Increase	1,106	$10,193	–	$–
Class R6 Shares(a)
Shares sold	908,360	$8,184,548	–	$–
Reinvestment of distributions	7,044	63,044	–	–
Increase	915,404	$8,247,592	–	$–

Notes to Financial Statements (continued)

High Yield Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	137,999,727	$1,025,280,396	104,690,235	$827,973,808
Converted from Class B*	130,119	974,675	110,698	873,757
Reinvestment of distributions	9,070,223	67,397,123	9,569,266	75,253,382
Shares reacquired	(102,814,952)	(767,961,309)	(100,475,900)	(794,122,464)
Increase	44,385,117	$325,690,885	13,894,299	$109,978,483
Class B Shares
Shares sold	64,551	$488,002	85,718	$673,203
Reinvestment of distributions	81,222	602,195	123,692	966,753
Shares reacquired	(390,957)	(2,899,508)	(385,350)	(3,033,840)
Converted to Class A*	(130,739)	(974,675)	(111,206)	(873,757)
Decrease	(375,923)	$(2,783,986)	(287,146)	$(2,267,641)
Class C Shares
Shares sold	15,683,100	$116,475,259	13,475,747	$106,056,718
Reinvestment of distributions	2,729,259	20,186,344	2,853,174	22,306,427
Shares reacquired	(15,556,209)	(115,522,920)	(10,739,929)	(84,426,876)
Increase	2,856,150	$21,138,683	5,588,992	$43,936,269
Class F Shares
Shares sold	83,188,271	$618,936,168	59,342,522	$468,331,587
Reinvestment of distributions	5,915,146	43,889,851	3,602,375	28,283,203
Shares reacquired	(63,026,865)	(468,047,491)	(34,619,499)	(271,864,455)
Increase	26,076,552	$194,778,528	28,325,398	$224,750,335
Class I Shares
Shares sold	100,595,126	$754,678,457	195,974,093	$1,552,881,968
Reinvestment of distributions	21,846,742	163,207,110	15,534,691	122,661,236
Shares reacquired	(143,624,345)	(1,080,031,492)	(68,708,117)	(545,111,961)
Increase (decrease)	(21,182,477)	$(162,145,925)	142,800,667	$1,130,431,243
Class P Shares
Shares sold	18,830	$144,131	42,567	$341,973
Reinvestment of distributions	8,810	66,854	17,446	138,962
Shares reacquired	(192,512)	(1,457,820)	(47,481)	(380,824)
Increase (decrease)	(164,872)	$(1,246,835)	12,532	$100,111
Class R2 Shares
Shares sold	449,114	$3,331,237	353,433	$2,807,570
Reinvestment of distributions	10,207	76,442	8,173	64,683
Shares reacquired	(341,161)	(2,549,866)	(369,735)	(2,945,755)
Increase (decrease)	118,160	$857,813	(8,129)	$(73,502)
Class R3 Shares
Shares sold	3,384,185	$25,354,465	1,959,830	$15,616,591
Reinvestment of distributions	394,445	2,945,537	343,331	2,713,128
Shares reacquired	(1,855,084)	(13,853,458)	(1,551,366)	(12,341,271)
Increase	1,923,546	$14,446,544	751,795	$5,988,448

Notes to Financial Statements (continued)

High Yield Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class R4 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	45,925	$331,565	–	$–
Reinvestment of distributions	360	2,580	–	–
Shares reacquired	(147)	(1,069)	–	–
Increase	46,138	$333,076	–	$–
Class R5 Shares(a)
Shares sold	1,352	$10,222	–	$–
Reinvestment of distributions	33	240	–	–
Increase	1,385	$10,462	–	$–
Class R6 Shares(a)
Shares sold	1,977,586	$14,409,980	–	$–
Reinvestment of distributions	9,714	69,375	–	–
Shares reacquired	(17,239)	(123,097)	–	–
Increase	1,970,061	$14,356,258	–	$–

Income Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	94,982,253	$270,244,126	121,533,633	$354,795,497
Converted from Class B*	267,155	758,188	315,356	916,019
Reinvestment of distributions	16,956,555	47,874,622	20,122,536	58,099,405
Shares reacquired	(131,156,669)	(369,904,581)	(117,586,021)	(341,010,403)
Increase (decrease)	(18,950,706)	$(51,027,645)	24,385,504	$72,800,518
Class B Shares
Shares sold	119,520	$334,630	114,731	$332,353
Reinvestment of distributions	89,853	254,519	160,990	464,578
Shares reacquired	(741,453)	(2,096,919)	(770,537)	(2,236,974)
Converted to Class A*	(266,920)	(758,188)	(315,097)	(916,019)
Decrease	(799,000)	$(2,265,958)	(809,913)	$(2,356,062)
Class C Shares
Shares sold	19,271,620	$55,199,906	20,763,150	$60,908,933
Reinvestment of distributions	3,863,768	10,959,120	4,843,642	14,040,982
Shares reacquired	(27,263,168)	(77,170,879)	(29,647,557)	(86,201,410)
Decrease	(4,127,780)	$(11,011,853)	(4,040,765)	$(11,251,495)
Class F Shares
Shares sold	94,213,418	$268,393,787	89,624,352	$261,901,328
Reinvestment of distributions	7,478,295	21,091,575	5,738,628	16,609,094
Shares reacquired	(86,121,991)	(241,425,993)	(46,184,969)	(133,806,373)
Increase	15,569,722	$48,059,369	49,178,011	$144,704,049
Class I Shares
Shares sold	18,163,708	$51,845,192	23,256,036	$67,328,537
Reinvestment of distributions	1,560,431	4,398,271	1,188,754	3,446,199
Shares reacquired	(25,334,073)	(71,678,382)	(10,310,841)	(30,045,594)
Increase (decrease)	(5,609,934)	$(15,434,919)	14,133,949	$40,729,142

Notes to Financial Statements (continued)

Income Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	668,301	$1,901,691	973,781	$2,864,320
Reinvestment of distributions	42,942	122,179	36,753	107,360
Shares reacquired	(638,083)	(1,817,778)	(391,857)	(1,152,332)
Increase	73,160	$206,092	618,677	$1,819,348
Class R3 Shares
Shares sold	10,358,481	$29,549,260	9,995,663	$29,146,629
Reinvestment of distributions	953,521	2,696,478	771,718	2,240,942
Shares reacquired	(6,024,781)	(17,039,801)	(3,964,441)	(11,556,519)
Increase	5,287,221	$15,205,937	6,802,940	$19,831,052
Class R4 Shares(a)
Shares sold	3,559	$10,000	–	$–
Reinvestment of distributions	67	183	–	–
Increase	3,626	$10,183	–	$–
Class R5 Shares(a)
Shares sold	3,558	$10,000	–	$–
Reinvestment of distributions	71	194	–	–
Increase	3,629	$10,194	–	$–
Class R6 Shares(a)
Shares sold	3,691,072	$10,077,190	–	$–
Reinvestment of distributions	22,217	60,579	–	–
Shares reacquired	(1,831,068)	(4,981,282)	–	–
Increase	1,882,221	$5,156,487	–	$–

Inflation Focused Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,457,042	$133,444,961	22,957,756	$320,026,727
Reinvestment of distributions	1,152,783	14,590,185	1,054,293	14,718,202
Shares reacquired	(15,241,819)	(193,888,932)	(23,589,304)	(330,827,526)
Increase (decrease)	(3,631,994)	$(45,853,786)	422,745	$3,917,403
Class C Shares
Shares sold	879,025	$11,250,611	1,177,588	$16,524,780
Reinvestment of distributions	164,186	2,084,102	202,218	2,827,375
Shares reacquired	(3,361,336)	(42,986,995)	(3,732,067)	(52,289,351)
Decrease	(2,318,125)	$(29,652,282)	(2,352,261)	$(32,937,196)
Class F Shares
Shares sold	9,811,221	$126,122,075	18,880,159	$265,618,833
Reinvestment of distributions	531,011	6,746,817	552,810	7,686,627
Shares reacquired	(22,239,199)	(284,659,851)	(13,753,970)	(191,752,694)
Increase (decrease)	(11,896,967)	$(151,790,959)	5,678,999	$81,552,766
Class I Shares
Shares sold	8,582,735	$109,154,873	7,652,838	$108,327,143
Reinvestment of distributions	278,578	3,492,260	177,001	2,464,138
Shares reacquired	(3,416,851)	(43,406,375)	(5,916,136)	(81,617,720)
Increase	5,444,462	$69,240,758	1,913,703	$29,173,561

Notes to Financial Statements (continued)

Inflation Focused Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	14,091	$176,703	13,540	$188,285
Reinvestment of distributions	33	416	69	964
Shares reacquired	(9,916)	(123,277)	(3,369)	(47,704)
Increase	4,208	$53,842	10,240	$141,545
Class R3 Shares
Shares sold	12,880	$163,249	8,516	$119,283
Reinvestment of distributions	679	8,556	361	5,012
Shares reacquired	(6,092)	(77,376)	(1,297)	(18,271)
Increase	7,467	$94,429	7,580	$106,024
Class R4 Shares(a)
Shares sold	777	$10,000	–	$–
Reinvestment of distributions	13.35	165	–	–
Increase	790.35	$10,165	–	$–
Class R5 Shares(a)
Shares sold	777.00	$10,000	–	$–
Reinvestment of distributions	14.23	176	–	–
Increase	791.23	$10,176	–	$–
Class R6 Shares(a)
Shares sold	777	$10,000	–	$–
Reinvestment of distributions	14.63	181	–	–
Increase	791.63	$10,181	–	$–

Short Duration Income Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	893,880,934	$3,961,588,272	1,297,965,203	$5,898,817,850
Converted from Class B*	246,473	1,093,404	323,676	1,470,068
Reinvestment of distributions	91,905,994	406,826,440	97,555,116	442,890,458
Shares reacquired	(1,241,942,427)	(5,505,929,390)	(1,377,538,359)	(6,258,824,654)
Increase (decrease)	(255,909,026)	$(1,136,421,274)	18,305,636	$84,353,722
Class B Shares
Shares sold	192,604	$853,472	249,490	$1,136,099
Reinvestment of distributions	120,260	533,349	148,561	675,494
Shares reacquired	(1,519,499)	(6,736,682)	(1,222,105)	(5,561,227)
Converted to Class A*	(246,136)	(1,093,404)	(323,172)	(1,470,068)
Decrease	(1,452,771)	$(6,443,265)	(1,147,226)	$(5,219,702)
Class C Shares
Shares sold	298,463,491	$1,330,840,268	444,803,878	$2,033,521,438
Reinvestment of distributions	44,605,167	198,678,434	44,931,265	205,279,848
Shares reacquired	(491,282,720)	(2,191,242,589)	(475,856,419)	(2,176,048,544)
Increase (decrease)	(148,214,062)	$(661,723,887)	13,878,724	$62,752,742

Notes to Financial Statements (continued)

Short Duration Income Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	1,221,077,862	$5,404,411,444	1,680,347,896	$7,627,329,106
Reinvestment of distributions	78,200,510	345,765,173	63,797,649	289,211,970
Shares reacquired	(1,386,213,854)	(6,141,388,548)	(1,053,245,486)	(4,779,429,084)
Increase (decrease)	(86,935,482)	$(391,211,931)	690,900,059	$3,137,111,992
Class I Shares
Shares sold	635,722,263	$2,815,623,660	763,279,168	$3,458,788,062
Reinvestment of distributions	31,617,599	139,767,163	26,785,272	121,452,791
Shares reacquired	(627,276,250)	(2,775,568,367)	(528,890,919)	(2,400,263,532)
Increase	40,063,612	$179,822,456	261,173,521	$1,179,977,321
Class R2 Shares
Shares sold	2,683,430	$11,880,734	2,913,353	$13,243,785
Reinvestment of distributions	35,951	159,124	30,277	137,486
Shares reacquired	(2,030,727)	(8,999,578)	(1,599,988)	(7,266,927)
Increase	688,654	$3,040,280	1,343,642	$6,114,344
Class R3 Shares
Shares sold	28,202,616	$124,837,789	20,620,917	$93,789,241
Reinvestment of distributions	1,400,415	6,195,132	989,307	4,495,283
Shares reacquired	(13,049,763)	(57,797,687)	(12,286,252)	(55,891,967)
Increase	16,553,268	$73,235,234	9,323,972	$42,392,557
Class R4 Shares(a)
Shares sold	45,026	$197,663	–	$–
Reinvestment of distributions	198	863	–	–
Shares reacquired	(3)	(11)	–	–
Increase	45,221	$198,515	–	$–
Class R5 Shares(a)
Shares sold	27,073	$118,340	–	$–
Reinvestment of distributions	171	747	–	–
Increase	27,244	$119,087	–	$–
Class R6 Shares(a)
Shares sold	53,256,189	$234,958,513	–	$–
Reinvestment of distributions	275,685	1,204,042	–	–
Shares reacquired	(2,143,932)	(9,373,706)	–	–
Increase	51,387,942	$226,788,849	–	$–

Total Return Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	52,365,905	$551,058,542	27,486,787	$290,644,484
Converted from Class B*	181,996	1,916,981	188,609	1,987,300
Reinvestment of distributions	3,145,669	32,977,944	2,206,684	23,274,766
Shares reacquired	(23,754,476)	(248,617,444)	(25,768,622)	(271,038,744)
Increase	31,939,094	$337,336,023	4,113,458	$44,867,806

Notes to Financial Statements (continued)

Total Return Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	51,011	$535,182	89,171	$941,850
Reinvestment of distributions	32,093	336,633	32,414	341,238
Shares reacquired	(253,827)	(2,661,735)	(311,823)	(3,267,026)
Converted to Class A*	(182,179)	(1,916,981)	(188,882)	(1,987,300)
Decrease	(352,902)	$(3,706,901)	(379,120)	$(3,971,238)
Class C Shares
Shares sold	6,431,625	$67,570,369	4,469,948	$47,335,914
Reinvestment of distributions	378,570	3,967,217	266,009	2,802,251
Shares reacquired	(4,084,693)	(42,758,572)	(4,641,031)	(48,610,390)
Increase	2,725,502	$28,779,014	94,926	$1,527,775
Class F Shares
Shares sold	27,209,965	$285,871,003	23,618,491	$250,357,571
Reinvestment of distributions	1,624,405	17,040,088	994,965	10,502,289
Shares reacquired	(24,244,603)	(253,215,764)	(8,666,235)	(91,105,144)
Increase	4,589,767	$49,695,327	15,947,221	$169,754,716
Class I Shares
Shares sold	22,770,447	$239,957,844	14,004,871	$148,629,865
Reinvestment of distributions	807,072	8,472,870	313,335	3,316,938
Shares reacquired	(12,626,615)	(132,373,824)	(4,118,545)	(43,604,679)
Increase	10,950,904	$116,056,890	10,199,661	$108,342,124
Class P Shares
Shares sold	17,109	$179,596	122,848	$1,299,719
Reinvestment of distributions	8,768	92,423	8,040	85,191
Shares reacquired	(35,149)	(366,969)	(150,887)	(1,603,640)
Decrease	(9,272)	$(94,950)	(19,999)	$(218,730)
Class R2 Shares
Shares sold	398,807	$4,208,475	237,471	$2,505,025
Reinvestment of distributions	9,282	97,252	4,316	45,531
Shares reacquired	(191,757)	(2,004,007)	(170,850)	(1,803,925)
Increase	216,332	$2,301,720	70,937	$746,631
Class R3 Shares
Shares sold	8,546,975	$89,904,117	2,596,302	$27,391,068
Reinvestment of distributions	323,935	3,392,813	149,508	1,577,143
Shares reacquired	(2,594,291)	(27,114,708)	(1,611,973)	(16,946,858)
Increase	6,276,619	$66,182,222	1,133,837	$12,021,353
Class R4 Shares(a)
Shares sold	95,790	$987,714	–	$–
Reinvestment of distributions	73	756	–	–
Shares reacquired	(1)	(15)	–	–
Increase	95,862	$988,455	–	$–

Notes to Financial Statements (concluded)

Total Return Fund	Year Ended November 30, 2015		Year Ended November 30, 2014
Class R5 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	2,030	$21,028	–	$–
Reinvestment of distributions	13	136	–	–
Shares reacquired	(58)	(600)	–	–
Increase	1,985	$20,564	–	$–
Class R6 Shares(a)
Shares sold	777,709	$8,083,677	–	$–
Reinvestment of distributions	2,466	25,426	–	–
Shares reacquired	(16,211)	(167,915)	–	–
Increase	763,964	$7,941,188	–	$–

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Investment Trust and the Shareholders of Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Income Fund and Lord Abbett Total Return Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Income Fund and Lord Abbett Total Return Fund (collectively, the “Funds”), eight of the twelve funds constituting the Lord Abbett Investment Trust (the “Trust”) as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 26, 2016

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of Convertible Fund, Core Fixed Income Fund, High Yield Fund, Income Fund, Short Duration Income Fund, and Total Return Fund was held on November 5, 2015, and, with respect to Total Return Fund was adjourned to December 15, 2015. The joint special meeting was held for shareholders of each Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1. To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a) Amend the fundamental investment restriction with respect to Borrowing

	Votes For	Votes Against	Abstain	Broker Non-Votes
Convertible Fund	45,416,211	1,070,231	1,122,241	14,374,838
Core Fixed Income Fund	56,941,901	1,294,347	2,721,164	8,961,187
High Yield Fund	308,757,091	10,358,793	9,456,506	84,503,590
Income Fund	312,562,694	13,426,679	19,968,616	104,827,039
Short Duration Income Fund	3,197,692,562	133,638,287	191,895,355	798,285,285
Total Return Fund	78,560,127	3,187,884	6,024,998	27,483,592

1. To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b) Amend the fundamental investment restriction with respect to Lending

	Votes For	Votes Against	Abstain	Broker Non-Votes
Convertible Fund	45,406,076	1,082,683	1,119,924	14,374,838
Core Fixed Income Fund	56,905,562	1,324,006	2,727,844	8,961,187
High Yield Fund	308,463,891	10,412,202	9,696,297	84,503,590
Income Fund	312,451,011	13,173,399	20,333,579	104,827,039
Short Duration Income Fund	3,196,081,673	133,983,131	193,161,400	798,285,285
Total Return Fund	78,615,095	3,185,341	5,972,573	27,483,592

2. To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

	Votes For	Votes Against	Abstain	Broker Non-Votes
Convertible Fund	60,573,199	480,208	930,114	–
Core Fixed Income Fund	66,402,521	691,051	2,825,027	–
High Yield Fund	402,581,291	2,608,073	7,886,616	–
Income Fund	424,466,932	6,792,577	19,525,519	–
Short Duration Income Fund	4,063,966,561	60,827,931	196,716,997	–
Total Return Fund	108,331,352	1,660,638	5,264,611	–

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Alan R. Kurtz (1976)	Executive Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2000.

Jeffrey D. Lapin (1967)	Executive Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities (2005 – 2012).

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Deputy Chief Investment Officer, joined Lord Abbett in 1997.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012 – 2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985 – 2012).

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Steven F. Rocco (1979)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

Hyun Lee (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Convertible Fund	7%	8%
High Yield Fund	1%	1%

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Convertible Fund	75%
Core Fixed Income Fund	100%
Floating Rate Fund	100%
High Yield Fund	100%
Income Fund	100%
Inflation Focused Fund	100%
Short Duration Income Fund	100%
Total Return Fund	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2015, the following amounts represent capital gains:

Fund Name	Short-term	Long-term
Convertible Fund	$47,327,827	$32,171,555
High Yield Fund	39,787,432	45,129,360
Income Fund	7,832,030	2,730,939
Total Return Fund	6,474,887	4,697,082

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

LAIT-2 (01/16)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2015 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2015 and 2014 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2015	2014
Audit Fees {a}	$678,200	$644,300
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	678,200	644,300

Tax Fees {b}	122,801	122,960
All Other Fees	- 0 -	- 0 -

Total Fees	$801,001	$767,260

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2015 and 2014 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees {a}	$185,031	$185,734

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

By: /s/ Daria L. Foster

Daria L. Foster

President and Chief Executive Officer

Date: January 26, 2016

By: /s/ Joan A. Binstock

Joan A. Binstock

Chief Financial Officer and Vice President

Date: January 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daria L. Foster

Daria L. Foster

President and Chief Executive Officer

Date: January 26, 2016

By: /s/ Joan A. Binstock

Joan A. Binstock

Chief Financial Officer and Vice President

Date: January 26, 2016